UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07803

Name of Registrant: Vanguard Scottsdale Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: August 31

Date of reporting period: September 1, 2014 – August 31, 2015

Item 1: Reports to Shareholders

Annual Report | August 31, 2015

Vanguard Explorer Value™ Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	8
Fund Profile.	12
Performance Summary.	13
Financial Statements.	15
Your Fund’s After-Tax Returns.	27
About Your Fund’s Expenses.	28
Glossary.	30

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended August 31, 2015
				Total
				Returns
Vanguard Explorer Value Fund				-3.12%
Russell 2500 Value Index				-4.77
Small-Cap Value Funds Average				-4.82
Small-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Your Fund’s Performance at a Glance
August 31, 2014, Through August 31, 2015
			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Explorer Value Fund	$32.97	$30.09	$0.272	$1.583

1

Chairman’s Letter

Dear Shareholder,

Vanguard Explorer Value Fund returned –3.12% for the 12 months ended August 31, 2015. Smaller-capitalization stocks continued to underperform large-caps. Within the small-cap arena, growth stocks outpaced their value counterparts.

The fund’s return, although negative, bettered that of its benchmark, the Russell 2500 Value Index, and the average return of small-cap value funds by more than 1.5 percentage points.

Of the nine sectors represented in the fund, five lost ground and four gained. Holdings in energy, industrials, and materials were notable detractors; health care and financials did best. (The fund had minimal exposure to the small telecommunication services sector.)

If you hold shares of the fund in a taxable account, you may wish to review the information on the fund’s after-tax returns that appears later in this report.

August’s moody markets led to flat 12-month returns
U.S. stocks generally moved in opposite

Much of the decline came in August, when stocks tumbled over fears about the global impact of China’s economic deceleration. Greece’s debt crisis, the strong U.S. dollar, perceived high valuations, and speculation over when the Federal Reserve might raise short-term interest rates also played a part. (Shortly after the close of the reporting period, the Fed announced at its September meeting that it would leave rates unchanged for the time being.)

For U.S. investors, international stocks returned about –12%, a result that would have been better if not for the dollar’s strength against many foreign currencies. China’s troubles buffeted emerging markets, which produced lower returns than the developed markets of Europe and the Pacific region.

Bonds notched more muted results as the Fed weighed rate-hike timing
The broad U.S. taxable bond market returned 1.56%. Bond prices, which generally fell slightly, received support at various times of the year from global investors looking for higher yields than those available in many other developed markets and from investors seeking shelter from stock market volatility. The yield of the 10-year Treasury note ended August at 2.18%, down from 2.34% a year earlier.

Market Barometer

		Average Annual Total Returns
		Periods Ended August 31, 2015
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	0.40%	14.68%	16.07%
Russell 2000 Index (Small-caps)	0.03	14.12	15.55
Russell 3000 Index (Broad U.S. market)	0.36	14.63	16.03
FTSE All-World ex US Index (International)	-11.50	5.79	5.17

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	1.56%	1.53%	2.98%
Barclays Municipal Bond Index (Broad tax-exempt market)	2.52	2.83	3.96
Citigroup Three-Month U.S. Treasury Bill Index	0.02	0.03	0.05

CPI
Consumer Price Index	0.20%	1.14%	1.77%

3

Limited by the dollar’s strength, international bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –11.97%. International bonds returned about 3% without this currency effect.

The Fed’s 0%–0.25% target for short-term interest rates continued to restrain returns for money market funds and savings accounts.

Energy stocks were the main drivers of the fund’s mostly negative returns
After double-digit gains in the previous four fiscal years, the Explorer Value Fund retreated a few percentage points during the period. Five of the fund’s nine sectors returned about –6% or worse; three rose at least 4%, and one soared 33%.

The fund’s three advisors—Frontier Capital Management, Cardinal Capital Management, and Sterling Capital Management—use distinct but complementary approaches to identify smaller companies that they anticipate will outperform over the long term. Although its 12-month performance was negative, the fund did better than its target index, thanks to superior selection among information technology and financial stocks.

Relative performance was also helped by an underweighted position in the small-cap energy sector, which plummeted –55%. In the last year, oil prices fell nearly 50%. They faced nearly constant pressure from the high output of some leading oil-producing countries and concerns about slower growth in China, the world’s

Expense Ratios
Your Fund Compared With Its Peer Group

		Peer Group
	Fund	Average
Explorer Value Fund	0.66%	1.35%

The fund expense ratio shown is from the prospectus dated December 23, 2014, and represents estimated costs for the current fiscal year. For the fiscal year ended August 31, 2015, the fund’s expense ratio was 0.56%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2014.

Peer group: Small-Cap Value Funds.

4

largest oil importer. At the same time, burgeoning U.S. production of natural gas helped to drive down its price by about one-third.

In this challenging environment, companies in many energy segments have been slashing billions of dollars’ worth of spending and laying off workers. Much of the brunt of the lower prices has fallen on oil and gas exploration and production companies, which returned –63% for the fund.

Industrial and materials holdings also retreated (-15% and –19%) in the face of declining commodity prices. The fund trailed the index in both sectors.

Consumer discretionary stocks were notable underperformers as well. The advisors’ selections lagged, particularly among apparel retailers and education services, and returned –6% for the fund. In the index, the sector gained 3%.

The aforementioned losses were partially offset by substantial gains among the fund’s health care stocks. Led by companies focused on biotechnology and health care equipment and supplies, the advisors’ selections returned 33%, far ahead of the sector’s return for the index. Health care stocks have generally been on a marked upswing in the past few years. The aging population requires more health care of

Total Returns
Inception Through August 31, 2015
Average
Annual Return
Explorer Value Fund (Returns since inception: 3/30/2010)	12.52%
Russell 2500 Value Index	11.18
Small-Cap Value Funds Average	10.16
Small-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

all types, and in the United States, the Affordable Care Act has expanded medical insurance coverage.

The fund’s largest sector, financials, returned 6%; insurance stocks (18%) did especially well on both an absolute and a relative basis. The advisors’ information technology picks were the best performers versus the index—software and IT service holdings both returned about 23%.

For more about the advisors’ strategies and the fund’s positioning during the 12 months, see the Advisors’ Report that follows this letter.

The fund has a solid history of beating its index and peers
As shown in the table on page 5, the Explorer Value Fund has outperformed its benchmark index and competing funds for the period since its inception in 2010. It was an unusual time from a historical perspective, as the U.S. stock market rebounded vigorously from the financial crisis and Great Recession.

After enjoying a run of double-digit gains for four straight fiscal years, perhaps it’s not surprising that the fund produced a modestly negative return for the past 12 months. Throughout their history, stocks have proven to be more volatile than more conservative investments, and small-company stocks are often more unsettled than large-caps.

Although small-caps and large-caps typically take turns outperforming each other, over the past five years they have posted similar average annual returns. This is also not surprising, because the ups and downs of the market and its segments tend to revert to similar long-term averages as time goes on. That’s why we think it’s smart to keep a core part of your portfolio invested across the entire market. Vanguard Explorer Value Fund, with its focus on smaller companies that may be undervalued, can be a useful supplement to a diversified and well-balanced portfolio.

A note on expense ratios

The Expense Ratios table in each shareholder report’s Chairman’s Letter displays fund expense ratios from the most recent prospectus. These figures include the funds’ actual operating expenses. For some funds, the figures also include “acquired fund fees and expenses,”
which result from the funds’ holdings in business development companies (BDCs).

Although the Securities and Exchange Commission requires that BDC costs be included in a fund’s expense ratio, these fees are not incurred by the fund. They have no impact on a fund’s total return or on its tracking error relative to an index. A footnote to the Expense Ratios table reports the fund’s actual expenses for the fiscal year, a more relevant tally of the operating costs incurred by shareholders.

6

When the markets are volatile, maintaining perspective is key
Volatility returned to the stock market with a vengeance in the final weeks of August as investors worried that a slowdown in China’s economic growth could affect world markets.

This turmoil may have evoked painful memories of previous financial setbacks—memories that had been receding after more than six years of strong U.S. stock performance. Inevitably, that sort of upheaval can lead some investors to make rash moves with their portfolios.

During periods of market adversity, however, it’s more important than ever to keep sight of one of Vanguard’s key principles: Maintain perspective and long-term discipline. Whether you’re investing for yourself or on behalf of clients, your success is affected greatly by how you reactor don’t react—when the markets turn turbulent. (You can read more in Vanguard’s Principles for Investing Success at vanguard.com/research.)

As I’ve written in the past, the best course for long-term investors generally is to ignore daily market moves and not make decisions based on emotion. This is also a good time to evaluate your portfolio and make sure your asset allocation is aligned with your time horizon, goals, and risk tolerance.

The markets are unpredictable and often confounding. Keeping our long-term plans clearly in focus can be crucial as we weather these periodic storms.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
September 18, 2015

7

Advisors’ Report

For the fiscal year ended August 31, 2015, Vanguard Explorer Value Fund returned –3.12%. Your fund is managed by three independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the 12 months and of how their portfolio positioning reflects this assessment. (Please note that the Frontier and Sterling discussions refer to industry sectors as defined by Russell classifications, rather than by the Global Industry Classification Standard used elsewhere in this report.) These comments were prepared on September 15, 2015.

Vanguard Explorer Value Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Frontier Capital Management Co.,	33	96	The advisor selects stocks by identifying companies it
LLC			believes are underpriced relative to their long-term
			value. These companies are generally inexpensive and
			have low price-to-book and price-to-earnings ratios.
Cardinal Capital Management,	32	94	The advisor seeks stocks that are able to generate
L.L.C.			excess cash flow and reinvest the cash to increase
			shareholder value.
Sterling Capital Management LLC	31	92	The advisor searches for stocks of quality companies
			selling at large discounts compared with their
			underlying value. It defines quality stocks as those that
			generate considerable cash flow, reinvest in
			opportunities with attractive returns, and have a
			competitive advantage within their business sector.
Cash Investments	4	9	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

8

Frontier Capital Management Co., LLC

Portfolio Managers:

Thomas W. Duncan, Jr., Senior Vice President

William A. Teichner, CFA, Senior Vice President

Our performance was helped by holdings in financial services, utilities, and technology. Our ten best stocks were spread over four sectors and included six financials, two technology companies, and one each from health care and utilities. The financials included property and casualty insurance firms along with a bank and a brokerage company.

The top contributor was HCC Insurance Holdings, a specialty insurance company that underwrites property and casualty, professional liability, and niche medical insurance policies. Japan’s largest non-life insurance company, Tokio Marine Holdings, agreed to acquire HCC for $78 in cash per share, a 38% premium to its prior-day closing price.

The portfolio’s ten largest detractors came from three sectors and included six energy holdings and two positions each in producer durables and materials and processing.

Five of the energy companies are producers of oil and natural gas, and one is a coal provider. During the period, West Texas Intermediate benchmark oil prices fell from $95.96 per barrel to $49.20, a 49% decline. Contributing factors included OPEC’s decision to not reduce its output, increased U.S. shale production, and diminished market expectations for demand related to weaker economic growth outside the United States. Natural gas and coal prices also dropped significantly, partly because those commodities could potentially be substituted for oil in some applications.

One of the worst performers was Comstock Resources, a producer of crude oil and natural gas. Hurt by lower prices, the company suspended its dividend to preserve cash and curtailed its drilling plans.

We bought 14 new stocks in seven sectors and sold 16 holdings in eight. The net effect was an increase in consumer discretionary and financial companies and a reduction in producer durables, energy, and health care.

Cardinal Capital Management, L.L.C.

Portfolio Managers:

Eugene Fox III, Managing Partner

Robert B. Kirkpatrick, CFA, Managing Partner

Rachel D. Matthews, Partner

Despite a deteriorating outlook for China and other developing countries, prospects for moderate U.S. economic growth remained intact as employment gains and higher wages lifted consumer confidence. The Federal Reserve has not yet increased short-term interest rates despite a low unemployment rate, because inflation has remained low and the strong dollar has dampened domestic growth prospects. Accordingly, the performance of the broad domestic equity market was defensive.

9

The health care and consumer sectors rose, but energy, materials, and industrials declined.

During this period, our portion of the portfolio focused on higher-quality companies and less commodity-sensitive businesses. The main contributor to relative performance was stock selection in the technology, health care, and energy sectors. Shares of Skyworks Solutions increased as the company raised its financial guidance because of increasing radio frequency content in mobile phones and other connected devices.

The stock of Ligand Pharmaceuticals appreciated after positive news about its partnered programs and the rapid growth of Promacta and Kyprolis, its main royalty-generating drugs. The value of our energy stocks did decline, but much less than the benchmark’s. Our investment in World Fuel Services, a logistics company that benefits from higher oil price volatility and volumes, helped most.

Stock selection in the financial sector detracted from relative performance. As the Federal Reserve signaled its desire to raise interest rates, prices declined for real estate-related stocks such as owner and developer Howard Hughes Corporation.

Despite international economic and currency effects on U.S. corporate earnings, our outlook for the domestic market is cautiously optimistic. Equity valuations are not excessive. More than five years into the current economic expansion, stock prices have become more tied to this improvement, although the pace of interest rate normalization could change that. High-quality stocks tend to perform relatively well at times of moderate economic growth. And merger and acquisition activity should remain strong while credit is available and inexpensive and domestic business conditions are favorable. The companies we hold continue to deploy their free cash flow through share repurchases, dividends, and opportunistic acquisitions, which should bode well for the future.

Sterling Capital Management LLC

Portfolio Managers:

Eduardo A. Brea, CFA, Managing Director

Timothy P. Beyer, CFA, Managing Director

After fits and starts over the past few years, U.S. economic activity appears to be broadly accelerating despite very difficult economic and geopolitical conditions around the world. We expect the Federal Reserve to raise rates this year for the first time since June 2006. Although this pending increase has been widely forecast for many years, it will profoundly affect sector valuations.

Income-oriented stocks such as utilities, master limited partnerships, and real estate investment trusts will be challenged to produce positive total returns as interest rate yields rise. We are significantly underweighted in these areas. Falling unemployment rates and low gasoline prices should provide a strong boost to

10

consumer spending. We are significantly overweighted in many consumer retail businesses that are trading at depressed multiples. In financial services, rising rates will aid our overweighted positions in banking, insurance, and capital markets-oriented businesses.

We also have increasing exposure to chemical, industrial, steel, and energy companies that have been caught in the global commodity collapse triggered by a slowing Chinese economy and strong U.S. dollar. Finally, we believe stock selection—the bedrock of our value-added investment process over the long term—will continue to add value. Our largest sector overweighting is in consumer discretionary, and the largest underweighting is in utilities.

Our portfolio is built one stock at a time with well-financed, cash-generating businesses that have opportunities to grow their intrinsic value at a competitive rate. We measure intrinsic value using a variety of tools (including discounted cash flow, sum-of-parts evaluation, and private/public market comparisons) and buy these businesses when there is a significant discount between a company’s stock price and its intrinsic value. The portfolio is exceptionally well-positioned for higher interest rates and an accelerating economic environment. We believe these conditions are already occurring in the United States and will eventually gain hold internationally.

11

Explorer Value Fund

Fund Profile
As of August 31, 2015

Portfolio Characteristics
		Russell	DJ
		2500	U.S. Total
		Value	Market
	Fund	Index	FA Index
Number of Stocks	178	1,664	3,828
Median Market Cap	$2.5B	$3.3B	$47.2B
Price/Earnings Ratio	22.7x	22.0x	20.8x
Price/Book Ratio	1.6x	1.5x	2.6x
Return on Equity	10.7%	8.9%	17.1%
Earnings Growth
Rate	6.4%	8.4%	10.2%
Dividend Yield	1.7%	2.3%	2.1%
Foreign Holdings	0.8%	0.0%	0.0%
Turnover Rate	35%	—	—
Ticker Symbol	VEVFX	—	—
Expense Ratio[1]	0.66%	—	—
30-Day SEC Yield	1.00%	—	—
Short-Term Reserves	3.4%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S.
		Russell	Total
		2500	Market
		Value	FA
	Fund	Index	Index
Consumer Discretionary	12.6%	9.2%	13.5%
Consumer Staples	2.0	2.8	8.4
Energy	3.4	6.3	6.6
Financials	34.7	39.2	18.2
Health Care	6.1	4.7	15.0
Industrials	16.1	13.6	10.7
Information Technology	15.4	9.3	19.1
Materials	6.8	5.7	3.3
Telecommunication
Services	0.1	0.9	2.2
Utilities	2.8	8.3	3.0

Volatility Measures
	Russell	DJ
	2500	U.S. Total
	Value	Market
	Index	FA Index
R-Squared	0.95	0.79
Beta	1.02	1.07

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Ligand Pharmaceuticals
Inc.	Biotechnology	1.7%
Endurance Specialty
Holdings Ltd.	Reinsurance	1.7
American Capital Ltd.	Asset Management
	& Custody Banks	1.3
PacWest Bancorp	Regional Banks	1.3
Popular Inc.	Regional Banks	1.3
Howard Hughes Corp.	Real Estate
	Development	1.2
KAR Auction Services	Diversified Support
Inc.	Services	1.2
Ascena Retail Group Inc. Apparel Retail		1.2
Knowles Corp.	Electronic
	Components	1.1
Willis Group Holdings plc Insurance Brokers		1.1
Top Ten		13.1%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated December 23, 2014, and represents estimated costs for the current fiscal year. For the fiscal year ended August 31, 2015, the expense ratio was 0.56%.

12

Explorer Value Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: March 30, 2010, Through August 31, 2015
Initial Investment of $10,000

		Average Annual Total Returns
	Periods Ended August 31, 2015
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(3/30/2010)	Investment
Explorer Value Fund	-3.12%	15.95%	12.52%	$18,958
Russell 2500 Value Index	-4.77	14.42	11.18	17,762
Small-Cap Value Funds Average	-4.82	13.72	10.16	16,901
Dow Jones U.S. Total Stock Market
Float Adjusted Index	0.29	16.01	12.53	18,963

Small-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

13

Explorer Value Fund

Fiscal-Year Total Returns (%): March 30, 2010, Through August 31, 2015

Explorer Value Fund
Russell 2500 Value Index

Average Annual Total Returns: Periods Ended June 30, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
Explorer Value Fund	3/30/2010	2.29%	17.64%	14.52%

14

Explorer Value Fund

Financial Statements

Statement of Net Assets
As of August 31, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (93.6%)[1]
Consumer Discretionary (11.6%)
*	Ascena Retail Group Inc.	285,881	3,451
	Chico’s FAS Inc.	187,126	2,790
*	Crocs Inc.	188,407	2,775
	Six Flags
	Entertainment Corp.	58,200	2,617
	MDC Partners Inc. Class A	128,525	2,524
	Lithia Motors Inc. Class A	21,700	2,313
*	News Corp. Class B	138,755	1,919
	Interpublic Group of
	Cos. Inc.	101,150	1,910
	Wendy’s Co.	188,427	1,716
	American Eagle
	Outfitters Inc.	91,686	1,560
*	Modine Manufacturing Co.	161,821	1,437
	DSW Inc. Class A	46,583	1,383
	Guess? Inc.	53,935	1,192
	Gentex Corp.	75,400	1,169
	Kohl’s Corp.	20,315	1,037
*	Regis Corp.	90,525	981
	Meredith Corp.	17,675	835
*	Career Education Corp.	219,353	814
*	LGI Homes Inc.	28,750	749
*	Skullcandy Inc.	75,443	530
*	Global Eagle
	Entertainment Inc.	17,263	203
			33,905
Consumer Staples (1.8%)
	Pinnacle Foods Inc.	32,500	1,457
*,^	Elizabeth Arden Inc.	114,725	1,265
*	Central Garden & Pet Co.
	Class A	99,029	1,253
*	Medifast Inc.	40,800	1,133
			5,108
Energy (3.2%)
*	Concho Resources Inc.	24,300	2,628
	World Fuel Services Corp.	63,700	2,462
*	Carrizo Oil & Gas Inc.	42,884	1,562

			Market
			Value•
		Shares	($000)
	Noble Corp. plc	96,350	1,255
*	Bill Barrett Corp.	136,443	746
*	Cloud Peak Energy Inc.	87,880	420
	Denbury Resources Inc.	82,125	357
			9,430
Financials (33.1%)
	Endurance Specialty
	Holdings Ltd.	79,086	5,042
*	American Capital Ltd.	281,756	3,919
	PacWest Bancorp	89,345	3,810
*	Popular Inc.	127,722	3,750
*	Howard Hughes Corp.	28,600	3,592
	Willis Group Holdings plc	71,200	3,068
	Selective Insurance
	Group Inc.	92,266	2,798
	Argo Group International
	Holdings Ltd.	49,242	2,757
	Leucadia National Corp.	128,100	2,749
	Starwood Property
	Trust Inc.	127,000	2,703
*	Navigators Group Inc.	34,944	2,657
	Ryman Hospitality
	Properties Inc.	51,090	2,617
	Columbia Banking
	System Inc.	85,600	2,595
*	Forest City Enterprises Inc.
	Class A	112,400	2,420
	Assured Guaranty Ltd.	94,575	2,389
	WSFS Financial Corp.	85,977	2,367
	Medical Properties
	Trust Inc.	200,900	2,344
	Aspen Insurance
	Holdings Ltd.	50,804	2,332
*	E*TRADE Financial Corp.	83,450	2,194
	First Horizon National Corp.	149,125	2,167
	Renasant Corp.	67,992	2,131
*	Enstar Group Ltd.	14,525	2,122
*	Markel Corp.	2,475	2,039
	Hersha Hospitality Trust
	Class A	79,225	1,936

15

Explorer Value Fund

			Market
			Value•
		Shares	($000)
	First Midwest Bancorp Inc.	106,805	1,884
	Gaming and Leisure
	Properties Inc.	60,200	1,863
	Flushing Financial Corp.	92,953	1,854
	Two Harbors
	Investment Corp.	194,600	1,841
*	Affiliated Managers
	Group Inc.	9,600	1,790
	Lincoln National Corp.	33,925	1,723
	BGC Partners Inc. Class A	189,300	1,660
	Washington Federal Inc.	68,829	1,562
	United Financial
	Bancorp Inc.	120,000	1,506
	Starwood Waypoint
	Residential Trust	59,740	1,439
	National Retail
	Properties Inc.	41,012	1,425
	First Citizens BancShares
	Inc. Class A	5,925	1,405
	Parkway Properties Inc.	79,777	1,264
	Great Western Bancorp Inc.	40,200	1,012
	HCC Insurance Holdings Inc.	12,742	985
*	FNFV Group	67,895	982
	Investment Technology
	Group Inc.	58,625	963
	Campus Crest
	Communities Inc.	162,499	840
	EPR Properties	14,800	753
	Ares Capital Corp.	46,600	735
	James River Group
	Holdings Ltd.	24,377	673
*	Bancorp Inc.	78,650	577
	Berkshire Hills Bancorp Inc.	18,850	527
	Pinnacle Financial
	Partners Inc.	8,884	421
*	KCG Holdings Inc. Class A	21,000	241
			96,423
Health Care (5.1%)
*	Ligand Pharmaceuticals Inc.	54,850	5,043
*	Allscripts Healthcare
	Solutions Inc.	206,200	2,839
*	Akorn Inc.	47,900	1,906
*	Laboratory Corp. of
	America Holdings	16,025	1,888
*	Myriad Genetics Inc.	34,738	1,305
*	Merit Medical Systems Inc.	41,224	938
*	Globus Medical Inc.	34,900	852
			14,771
Industrials (15.3%)
	KAR Auction Services Inc.	95,400	3,534
*	FTI Consulting Inc.	74,944	2,987
	BWX Technologies Inc.	110,200	2,922
*	Teledyne Technologies Inc.	23,142	2,266

			Market
			Value•
		Shares	($000)
*	Roadrunner Transportation
	Systems Inc.	89,400	1,938
*	Clean Harbors Inc.	38,700	1,901
	Tetra Tech Inc.	71,700	1,863
*	Genesee & Wyoming Inc.
	Class A	27,200	1,860
	EnPro Industries Inc.	38,850	1,843
	HNI Corp.	33,714	1,576
*	Beacon Roofing Supply Inc.	42,585	1,544
*	Babcock & Wilcox
	Enterprises Inc.	77,500	1,430
*	UTi Worldwide Inc.	198,075	1,410
*	Hertz Global Holdings Inc.	74,125	1,366
	Kaman Corp.	34,000	1,320
	Brady Corp. Class A	48,058	1,055
	Celadon Group Inc.	54,336	1,037
*	Mistras Group Inc.	69,975	1,024
*	Saia Inc.	26,642	1,000
	Elbit Systems Ltd.	12,850	986
*	Jacobs Engineering
	Group Inc.	23,600	954
	AGCO Corp.	17,625	864
	MSA Safety Inc.	17,602	800
	Encore Wire Corp.	24,133	784
*	MRC Global Inc.	57,935	753
	Harsco Corp.	62,633	724
	Briggs & Stratton Corp.	36,192	723
*	WESCO International Inc.	12,524	701
	Primoris Services Corp.	34,934	642
	Altra Industrial Motion Corp.	23,904	598
	CEB Inc.	7,700	551
*	Furmanite Corp.	82,724	519
	Timken Co.	15,300	486
*	Performant Financial Corp.	176,401	459
	Copa Holdings SA Class A	4,600	236
			44,656
Information Technology (14.3%)
*,^	Knowles Corp.	196,475	3,199
*	ACI Worldwide Inc.	114,000	2,432
*	II-VI Inc.	141,450	2,389
	j2 Global Inc.	29,100	2,025
*	Itron Inc.	64,874	1,946
	Jabil Circuit Inc.	87,563	1,694
	Western Union Co.	87,375	1,611
*	ON Semiconductor Corp.	166,798	1,594
	Convergys Corp.	70,200	1,587
	IAC/InterActiveCorp	22,400	1,564
*	QLogic Corp.	144,709	1,496
	Ingram Micro Inc.	55,286	1,496
*	Anixter International Inc.	23,500	1,496
*	Insight Enterprises Inc.	55,655	1,409
*	Orbotech Ltd.	80,200	1,336
*	NCR Corp.	50,350	1,263
*	MicroStrategy Inc. Class A	5,975	1,187
	DST Systems Inc.	11,455	1,173

16

Explorer Value Fund

			Market
			Value•
		Shares	($000)
*	Fairchild Semiconductor
	International Inc. Class A	84,928	1,155
	Global Payments Inc.	9,700	1,081
*	DHI Group Inc.	121,050	944
	InterDigital Inc.	18,850	933
*	Virtusa Corp.	15,287	809
*	NETGEAR Inc.	26,609	808
*	Ciber Inc.	219,334	750
*	Semtech Corp.	37,463	635
	Pericom
	Semiconductor Corp.	49,682	605
	American Software Inc.
	Class A	62,700	574
	Littelfuse Inc.	6,063	544
*	Integrated Device
	Technology Inc.	26,009	494
*	Kulicke & Soffa
	Industries Inc.	45,275	478
*	Ultratech Inc.	25,413	437
*	Lattice Semiconductor Corp.	76,972	322
*	NeuStar Inc. Class A	9,050	253
			41,719
Materials (6.6%)
	Silgan Holdings Inc.	52,800	2,765
*	Chemtura Corp.	90,825	2,470
	Schnitzer Steel
	Industries Inc.	115,701	2,003
	Compass Minerals
	International Inc.	20,200	1,636
	FMC Corp.	37,400	1,582
	Eagle Materials Inc.	17,582	1,439
*	Kraton Performance
	Polymers Inc.	63,556	1,342
*	Boise Cascade Co.	34,127	1,107
	Cytec Industries Inc.	13,622	1,011
	Axiall Corp.	35,850	906
	PH Glatfelter Co.	39,827	719
	Cabot Corp.	20,199	684
	TimkenSteel Corp.	30,575	546
*	LSB Industries Inc.	20,305	486
	Albemarle Corp.	10,300	466
			19,162
Utilities (2.6%)
	Portland General Electric Co.	55,940	1,932
	Westar Energy Inc. Class A	48,504	1,773
	Unitil Corp.	35,443	1,276
	Southwest Gas Corp.	19,651	1,083
	Piedmont Natural
	Gas Co. Inc.	22,319	861
	MDU Resources Group Inc.	36,621	656
			7,581
Total Common Stocks
(Cost $244,240)			272,755

		Market
		Value•
	Shares	($000)
Temporary Cash Investments (6.9%)[1]
Money Market Fund (6.7%)
[2,3] Vanguard Market
Liquidity Fund, 0.168%	19,338,402	19,338

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.2%)
[4,5] Federal Home Loan
Bank Discount
Notes, 0.100%, 10/23/15	600	600
Total Temporary Cash Investments
(Cost $19,938)		19,938
Total Investments (100.5%)
(Cost $264,178)		292,693

		Amount
		($000)
Other Assets and Liabilities (-0.5%)
Other Assets
Investment in Vanguard		28
Receivables for Investment Securities Sold		479
Receivables for Accrued Income		259
Receivables for Capital Shares Issued		298
Total Other Assets		1,064
Liabilities
Payables for Investment
Securities Purchased		(420)
Collateral for Securities on Loan		(1,008)
Payables to Investment Advisor		(268)
Payables for Capital Shares Redeemed		(409)
Payables to Vanguard		(327)
Other Liabilities		(52)
Total Liabilities		(2,484)
Net Assets (100%)
Applicable to 9,680,525 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		291,273
Net Asset Value Per Share		$30.09

17

Explorer Value Fund

At August 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	248,098
Undistributed Net Investment Income	679
Accumulated Net Realized Gains	14,719
Unrealized Appreciation (Depreciation)
Investment Securities	28,515
Futures Contracts	(738)
Net Assets	291,273

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $949,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 96.7% and 3.8%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $1,008,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 Securities with a value of $600,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

18

Explorer Value Fund

Statement of Operations

Year Ended
August 31, 2015
($000)
Investment Income
Income
Dividends	4,031
Interest[1]	25
Securities Lending	105
Total Income	4,161
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,097
Performance Adjustment	(64)
The Vanguard Group—Note C
Management and Administrative	589
Marketing and Distribution	55
Custodian Fees	15
Auditing Fees	44
Shareholders’ Reports	5
Trustees’ Fees and Expenses	1
Total Expenses	1,742
Net Investment Income	2,419
Realized Net Gain (Loss)
Investment Securities Sold	16,925
Futures Contracts	994
Realized Net Gain (Loss)	17,919
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(29,391)
Futures Contracts	(836)
Change in Unrealized Appreciation (Depreciation)	(30,227)
Net Increase (Decrease) in Net Assets Resulting from Operations	(9,889)
1 Interest income from an affiliated company of the fund was $24,000.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Explorer Value Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,419	2,254
Realized Net Gain (Loss)	17,919	20,418
Change in Unrealized Appreciation (Depreciation)	(30,227)	25,447
Net Increase (Decrease) in Net Assets Resulting from Operations	(9,889)	48,119
Distributions
Net Investment Income	(2,556)	(1,328)
Realized Capital Gain[1]	(14,878)	(16,137)
Total Distributions	(17,434)	(17,465)
Capital Share Transactions
Issued	53,864	132,062
Issued in Lieu of Cash Distributions	16,524	16,457
Redeemed	(74,410)	(78,509)
Net Increase (Decrease) from Capital Share Transactions	(4,022)	70,010
Total Increase (Decrease)	(31,345)	100,664
Net Assets
Beginning of Period	322,618	221,954
End of Period[2]	291,273	322,618

1 Includes fiscal 2015 and 2014 short-term gain distributions totaling $4,803,000 and $5,516,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $679,000 and $1,064,000.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Explorer Value Fund

Financial Highlights

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$32.97	$29.39	$23.44	$21.94	$18.09
Investment Operations
Net Investment Income	.259	.251	.255	.232	.190
Net Realized and Unrealized Gain (Loss)
on Investments	(1.284)	5.539	6.429	2.476	3.991
Total from Investment Operations	(1.025)	5.790	6.684	2.708	4.181
Distributions
Dividends from Net Investment Income	(.272)	(.168)	(. 290)	(.189)	(.135)
Distributions from Realized Capital Gains	(1.583)	(2.042)	(. 444)	(1.019)	(.196)
Total Distributions	(1.855)	(2.210)	(.734)	(1.208)	(.331)
Net Asset Value, End of Period	$30.09	$32.97	$29.39	$23.44	$21.94

Total Return[1]	-3.12%	20.34%	29.19%	13.10%	23.04%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$291	$323	$222	$123	$116
Ratio of Total Expenses to Average Net Assets[2]	0.56%	0.57%	0.60%	0.59%	0.57%
Ratio of Net Investment Income to
Average Net Assets	0.78%	0.83%	0.88%	1.00%	0.82%
Portfolio Turnover Rate	35%	36%	46%	38%	41%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of (0.02%), (0.02%), 0.04%, 0.03%, and 0.01%.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Explorer Value Fund

Notes to Financial Statements

Vanguard Explorer Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2015, the fund’s average investments in long and short futures contracts represented 3% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

22

Explorer Value Fund

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counter-parties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counter-party risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2015, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The investment advisory firms Frontier Capital Management Co., LLC, Cardinal Capital Management, L.L.C., and Sterling Capital Management LLC each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Frontier Capital Management Co., LLC, is subject to quarterly adjustments based on performance relative to the Russell 2000 Value Index for the preceding three years. The basic fee of Cardinal Capital Management, L.L.C., is subject to quarterly adjustments based on performance relative to the Russell Mid-Cap Value Custom Cap-Range Index for periods prior to March 1, 2015, and the new benchmark, Russell 3000 Value Custom Index, beginning March 1, 2015, for the preceding five years. The new benchmark will be fully phased in by February 2018. The basic fee of Sterling Capital Management LLC is subject to quarterly adjustments based on performance relative to the Russell 2500 Value Index for the preceding three years.

23

Explorer Value Fund

Vanguard manages the cash reserves of the fund as described below.

For the year ended August 31, 2015, the investment advisory fee represented an effective annual basic rate of 0.36% of the fund’s average net assets before a decrease of $64,000 (0.02%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2015, the fund had contributed to Vanguard capital in the amount of $28,000, representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	272,755	—	—
Temporary Cash Investments	19,338	600	—
Futures Contracts—Liabilities[1]	(51)	—	—
Total	292,042	600	—
1 Represents variation margin on the last day of the reporting period.

E. At August 31, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini Russell 2000 Index	September 2015	78	9,029	(738)

24

Explorer Value Fund

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $248,000 from undistributed net investment income, and $2,141,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at August 31, 2015, the fund had $1,246,000 of ordinary income and $13,726,000 of long-term capital gains available for distribution.

At August 31, 2015, the cost of investment securities for tax purposes was $264,178,000. Net unrealized appreciation of investment securities for tax purposes was $28,515,000, consisting of unrealized gains of $48,407,000 on securities that had risen in value since their purchase and $19,892,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended August 31, 2015, the fund purchased $102,626,000 of investment securities and sold $124,959,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

	Year Ended August 31,
	2015	2014
	Shares	Shares
	(000)	(000)
Issued	1,703	4,163
Issued in Lieu of Cash Distributions	548	542
Redeemed	(2,356)	(2,471)
Net Increase (Decrease) in Shares Outstanding	(105)	2,234

I. Management has determined that no material events or transactions occurred subsequent to August 31, 2015, that would require recognition or disclosure in these financial statements.

25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Scottsdale Funds and the Shareholders of Vanguard Explorer Value Fund: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Explorer Value Fund (constituting a separate portfolio of Vanguard Scottsdale Funds, hereafter referred to as the “Fund”) at August 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the custodian and brokers, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 12, 2015

Special 2015 tax information (unaudited) for Vanguard Explorer Value Fund

This information for the fiscal year ended August 31, 2015, is included pursuant to provisions of the
Internal Revenue Code.

The fund distributed $12,188,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $2,457,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 94.5% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

26

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2015. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Explorer Value Fund
Periods Ended August 31, 2015
			Since
	One	Five	Inception
	Year	Years	(3/30/2010)
Returns Before Taxes	-3.12%	15.95%	12.52%
Returns After Taxes on Distributions	-4.77	14.53	11.25
Returns After Taxes on Distributions and Sale of Fund Shares	-0.97	12.53	9.74

27

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

28

Six Months Ended August 31, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Explorer Value Fund	2/28/2015	8/31/2015	Period
Based on Actual Fund Return	$1,000.00	$942.08	$2.79
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.33	2.91

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.57%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

29

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

30

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

31

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 194 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), Hewlett-Packard Co. (electronic computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at New
President of The Vanguard Group, and of each of	Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and	appointments in the Department of Philosophy, School
Other Experience: Executive Chief Staff and	of Arts and Sciences, and at the Graduate School of
Marketing Officer for North America and Corporate	Education, University of Pennsylvania; Trustee of the
Vice President (retired 2008) of Xerox Corporation	National Constitution Center; Chair of the Presidential
(document management products and services);	Commission for the Study of Bioethical Issues.
Executive in Residence and 2009–2010 Distinguished
Minett Professor at the Rochester Institute of	JoAnn Heffernan Heisen
Technology; Director of SPX Corporation (multi-industry	Born 1950. Trustee Since July 1998. Principal
manufacturing), the United Way of Rochester,	Occupation(s) During the Past Five Years and Other
Amerigroup Corporation (managed health care), the	Experience: Corporate Vice President and Chief
University of Rochester Medical Center, Monroe	Global Diversity Officer (retired 2008) and Member
Community College Foundation, and North Carolina	of the Executive Committee (1997–2008) of Johnson
A&T University.	& Johnson (pharmaceuticals/medical devices/
consumer products); Director of Skytop Lodge
Corporation (hotels), the University Medical Center
at Princeton, the Robert Wood Johnson Foundation,
and the Center for Talent Innovation; Member of
the Advisory Board of the Institute for Women’s
Leadership at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee; Board Member of	Heidi Stam
TIFF Advisory Services, Inc., and Catholic Investment	Born 1956. Secretary Since July 2005. Principal
Services, Inc. (investment advisors); Member of	Occupation(s) During the Past Five Years and Other
the Investment Advisory Committee of Major	Experience: Managing Director of The Vanguard
League Baseball.	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing	Mortimer J. Buckley	Chris D. McIsaac
Partner of HighVista Strategies LLC (private investment	Kathleen C. Gubanich	James M. Norris
firm); Director of Rand Merchant Bank; Overseer of	Paul A. Heller	Thomas M. Rampulla
the Museum of Fine Arts Boston.	Martha G. King	Glenn W. Reed
	John T. Marcante	Karin A. Risi
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	Chairman Emeritus and Senior Advisor
Occupation(s) During the Past Five Years and Other
Experience: President and Chief Operating Officer	John J. Brennan
(retired 2010) of Corning Incorporated (communications	Chairman, 1996–2009
equipment); Trustee of Colby-Sawyer College;	Chief Executive Officer and President, 1996–2008
Member of the Advisory Board of the Norris Cotton
Cancer Center and of the Advisory Board of the	Founder
Parthenon Group (strategy consulting).
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q16900 102015

Annual Report | August 31, 2015

Vanguard Russell 1000 Index Funds

Vanguard Russell 1000 Index Fund

Vanguard Russell 1000 Value Index Fund

Vanguard Russell 1000 Growth Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Russell 1000 Index Fund.	9
Russell 1000 Value Index Fund.	24
Russell 1000 Growth Index Fund.	39
Your Fund’s After-Tax Returns.	56
About Your Fund’s Expenses.	57
Trustees Approve Advisory Arrangements.	59
Glossary.	60

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended August 31, 2015
Total
Returns
Vanguard Russell 1000 Index Fund
ETF Shares
Market Price	0.32%
Net Asset Value	0.29
Institutional Shares	0.33
Russell 1000 Index	0.40
Large-Cap Core Funds Average	-1.07
Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Russell 1000 Value Index Fund
ETF Shares
Market Price	-3.55%
Net Asset Value	-3.59
Institutional Shares	-3.55
Russell 1000 Value Index	-3.48
Large-Cap Value Funds Average	-3.71
Large-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Russell 1000 Growth Index Fund
ETF Shares
Market Price	4.11%
Net Asset Value	4.11
Institutional Shares	4.15
Russell 1000 Growth Index	4.26
Large-Cap Growth Funds Average	3.53
Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the Nasdaq exchange and are available only through brokers. The table provides ETF returns based on both the Nasdaq market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

1

Chairman’s Letter

Dear Shareholder,

Opposing forces tugged the broad U.S. stock market back and forth over the 12-month period ended August 31, 2015. After a fall in August, it ended the fiscal year clinging to slight gains. Growth stocks outpaced value, and large-, mid-, and small-capitalization stocks finished in close proximity to each other.

This uneven investment environment was mirrored in the performance of the Vanguard Russell 1000 Index Funds. All three closely tracked their target indexes and exceeded the average returns of their large-cap fund peers. Results ranged from 4.11% for the Growth Index Fund to –3.59% for the Value Index Fund. The Russell 1000 Index Fund, which includes both growth and value stocks, returned 0.29%. (All returns are for the net asset value of the funds’ ETF Shares.)

If you hold shares of your fund in a taxable account, you may wish to review the information on after-tax returns that appears later in this report.

August’s moody markets led to flat 12-month returns
U.S. stocks generally moved in opposite directions over the two halves of the fiscal year ended August 31. A first-half advance of about 6% was followed by a second-half retreat of about –5%. Ultimately, the ride ended about where it started, with the market returning less than 1%.

2

Much of the decline came in August, when stocks tumbled over fears about the global impact of China’s economic deceleration. Greece’s debt crisis, the strong U.S. dollar, perceived high valuations, and speculation about when the Federal Reserve might raise short-term interest rates also played a part. (Shortly after the close of the reporting period, the Fed anounced at its September meeting that it would leave rates unchanged for the time being.)

For U.S. investors, international stocks returned about –12%, a result that would have been less weak if not for the dollar’s strength against many foreign currencies. China’s troubles buffeted emerging markets, which produced lower returns than the developed markets of Europe and the Pacific region.

Bonds notched muted results as the Fed weighed rate-hike timing
The broad U.S. taxable bond market returned 1.56%. Bond prices received support from global investors looking for higher yields than those available in many other developed markets. Buyers seeking shelter from stock market volatility also helped. The yield of the 10-year Treasury note ended August at 2.18%, down from 2.34% a year earlier. (Bond prices and yields move in opposite directions.)

Limited by the dollar’s strength, international bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –11.97%. Without this currency effect, they returned about 3%.

Market Barometer

		Average Annual Total Returns
		Periods Ended August 31, 2015
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	0.40%	14.68%	16.07%
Russell 2000 Index (Small-caps)	0.03	14.12	15.55
Russell 3000 Index (Broad U.S. market)	0.36	14.63	16.03
FTSE All-World ex US Index (International)	-11.50	5.79	5.17

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	1.56%	1.53%	2.98%
Barclays Municipal Bond Index (Broad tax-exempt market)	2.52	2.83	3.96
Citigroup Three-Month U.S. Treasury Bill Index	0.02	0.03	0.05

CPI
Consumer Price Index	0.20%	1.14%	1.77%

3

The Fed’s 0%–0.25% target for short-term interest rates continued to restrain money market fund and savings account returns.

Health care led the pack; energy brought up the rear
The Vanguard Russell 1000 Index Funds capture the large-cap segment of the broad U.S. stock market. Using a full replication strategy, the Russell 1000 Index Fund by itself holds all of the approximately 1,000 stocks represented in the index—encompassing more than 90% of the market.

Large-cap stocks generally include relatively mature companies. They have historically provided smoother returns, higher yields, and more predictable earnings than their small-cap counterparts. Small-caps, while inherently riskier, have greater potential for reward.

The Growth and Value Index Funds represent market segments within the broader fund. Growth stocks, which have mostly outperformed value over the past five years, clearly led again in the recent period. Although growth stocks are priced at a premium to the rest of the market, analysts and investors still judged them to be more attractively valued.

Health care stocks, traditionally a growth domain, generated returns of about 13% for all three funds. They were the top performers in the Russell 1000 Index Fund and the Value Index Fund and delivered the second-best showing in the Growth Index

Expense Ratios
Your Fund Compared With Its Peer Group

	ETF	Institutional	Peer Group
	Shares	Shares	Average
Russell 1000 Index Fund	0.12%	0.08%	1.12%
Russell 1000 Value Index Fund	0.12	0.08	1.13
Russell 1000 Growth Index Fund	0.12	0.08	1.21

The fund expense ratios shown are from the prospectus dated December 23, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2015, the funds’ expense ratios were: for the Russell 1000 Index Fund, 0.12% for ETF Shares and 0.08% for Institutional Shares; for the Russell 1000 Value Index Fund, 0.12% for ETF Shares and 0.08% for Institutional Shares; and for the Russell 1000 Growth Index Fund, 0.12% for ETF Shares and 0.08% for Institutional Shares. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2014.

Peer groups: For the Russell 1000 Index Fund, Large-Cap Core Funds; for the Russell 1000 Value Index Fund, Large-Cap Value Funds; and for the Russell 1000 Growth Index Fund, Large-Cap Growth Funds.

4

Fund. The trends favoring health care are familiar ones. The aging population requires more health care in all forms, health care is increasingly accessible worldwide, and the Affordable Care Act has provided insurance coverage for more people.

Pharmaceutical and biotechnology companies produced the bulk of the sector’s returns because of promising developments in the industry’s pipeline and merger-and-acquisition activity. Health care services and medical equipment companies also boosted results.

The consumer discretionary sector led the Growth Index Fund and was the Russell 1000 Index Fund’s second-best contributor. Returns from internet retailers were particularly robust. Many of the sector’s gains came from the housing market’s sustained rebound. Homebuild-ers, home improvement retailers, and companies that produce home appliances, equipment, and furnishings all excelled and offset some weakness in the media and auto industries.

Financial services stocks, which make up the largest portions of the Value Index Fund and the Russell 1000 Index Fund,

Total Returns
Inception Through August 31, 2015
Average
Annual Return
Russell 1000 Index Fund ETF Shares Net Asset Value (Returns since inception: 9/20/2010)	14.10%
Russell 1000 Index	14.24
Large-Cap Core Funds Average	12.39
Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Russell 1000 Value Index Fund ETF Shares Net Asset Value (Returns since inception: 9/20/2010)	12.83%
Russell 1000 Value Index	12.99
Large-Cap Value Funds Average	11.64
Large-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Russell 1000 Growth Index Fund ETF Shares Net Asset Value (Returns since inception: 9/20/2010)	15.23%
Russell 1000 Growth Index	15.41
Large-Cap Growth Funds Average	13.67
Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

delivered single-digit returns for all three funds. Although the sector has benefited from the long bull market, it has also been restrained by a tougher regulatory environment and exceptionally low interest rates.

Traditional value-oriented sectors––energy, materials and processing, producer durables, and utilities––registered negative returns for all three funds. The energy sector was punished by the decline of oil and gas prices. This same commodity crunch put pressure on the prices of metals and mining and materials and processing companies.

The funds have been successful in tightly tracking their indexes
The three Vanguard Russell 1000 Index Funds launched in September 2010 as an extension of Vanguard’s indexing franchise. In the nearly five years since, they’ve met their primary goal of capturing virtually all of the returns of their target indexes. Reflecting the overall strength of the stock markets, all three funds also recorded double-digit average annual returns over the half-decade.

Vanguard’s Equity Index Group, the funds’ advisor, is responsible for this index tracking success. The group has kept the

An indexing benefit that’s worth keeping in mind

As a Vanguard investor, you’re probably familiar with the cost and diversification benefits that index funds typically offer. But there’s a lesser-known—yet important—advantage to indexing as well: relative predictability.

Simply put, index funds help you capture the market’s return more predictably than actively managed funds.

By definition, an index fund is built and managed to track the return of its designated broad market or market segment. Some do so more closely than others. But what’s key is that you know what to expect: whatever the market returns—good or bad—minus the fund’s costs.
Active managers, in contrast, seek to beat the market—and do so with varying degrees of success at different times.

The relative predictability of indexing can help you stay on course with your investment goals, by reducing the likelihood of particular surprises—such as being out of step with market performance. The confidence of knowing that you’ll earn a market-like return can reduce the temptation to trade based on emotions.

We recognize that some investors want the opportunity to outperform the market. That’s why Vanguard also offers low-cost active funds managed by carefully selected, world-class advisors, so you can choose an investment strategy that aligns with both your goals and your risk appetite.

6

funds on target with sophisticated portfolio and management techniques refined over the decades. Low expenses––which allow you to keep more of the funds’ returns––have helped in these efforts.

When the markets are volatile, maintaining perspective is key
Volatility returned to the stock market with a vengeance in the final weeks of August as investors worried that a slowdown in China’s economic growth could affect world markets.

This turmoil may have evoked painful memories of previous financial setbacks—memories that had been receding after more than six years of strong U.S. stock performance. Inevitably, that sort of upheaval can lead some investors to make rash moves with their portfolios.

During periods of market adversity, however, it’s more important than ever to keep sight of one of Vanguard’s key principles: Maintain perspective and long-term discipline. Whether you’re investing for yourself or on behalf of clients, your success is affected greatly by how you react––or don’t react––when the markets turn turbulent. (You can read more in Vanguard’s Principles for Investing Success at vanguard.com/research.)

As I’ve written in the past, the best course for long-term investors generally is to ignore daily market moves and not make decisions based on emotion. This is also a good time to evaluate your portfolio and make sure your asset allocation is aligned with your time horizon, goals, and risk tolerance.

The markets are unpredictable and often confounding. Keeping long-term plans clearly in focus can help you weather these periodic storms.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
September 17, 2015

7

Your Fund’s Performance at a Glance
August 31, 2014, Through August 31, 2015
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Russell 1000 Index Fund
ETF Shares	$92.70	$91.37	$1.654	$0.000
Institutional Shares	179.58	176.99	3.278	0.000
Vanguard Russell 1000 Value Index Fund
ETF Shares	$89.83	$84.77	$1.953	$0.000
Institutional Shares	175.38	165.50	3.871	0.000
Vanguard Russell 1000 Growth Index Fund
ETF Shares	$95.74	$98.24	$1.447	$0.000
Institutional Shares	184.06	188.88	2.844	0.000

8

Russell 1000 Index Fund

Fund Profile
As of August 31, 2015

Share-Class Characteristics

	ETF	Institutional
	Shares	Shares
Ticker Symbol	VONE	VRNIX
Expense Ratio[1]	0.12%	0.08%
30-Day SEC Yield	1.97%	2.02%

Portfolio Characteristics
			DJ
			U.S.
			Total
		Russell	Market
		1000	FA
	Fund	Index	Index
Number of Stocks	1,032	1,031	3,828
Median Market Cap	$56.6B	$56.6B	$47.2B
Price/Earnings Ratio	20.3x	20.3x	20.8x
Price/Book Ratio	2.6x	2.7x	2.6x
Return on Equity	17.8%	17.7%	17.1%
Earnings Growth
Rate	10.2%	10.2%	10.2%
Dividend Yield	2.1%	2.1%	2.1%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	4%	—	—
Short-Term Reserves	0.1%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S.
			Total
		Russell	Market
		1000	FA
	Fund	Index	Index
Consumer Discretionary 14.7%		14.7%	14.9%
Consumer Staples	8.0	8.0	7.6
Energy	7.0	7.0	6.7
Financial Services	19.7	19.7	20.1
Health Care	14.7	14.7	14.8
Materials & Processing	3.7	3.7	3.9
Producer Durables	10.6	10.6	10.6
Technology	16.4	16.4	16.3
Utilities	5.2	5.2	5.1

Volatility Measures
		DJ
	Russell	U.S. Total
	1000	Market
	Index	FA Index
R-Squared	1.00	1.00
Beta	1.00	0.99

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Computer
	Technology	3.2%
Google Inc.	Computer Services
	Software & Systems	1.8
Microsoft Corp.	Computer Services
	Software & Systems	1.8
Exxon Mobil Corp.	Oil: Integrated	1.6
Johnson & Johnson	Pharmaceuticals	1.3
General Electric Co.	Diversified
	Manufacturing
	Operations	1.2
Berkshire Hathaway Inc. Insurance: Multi-Line		1.2
Wells Fargo & Co.	Banks: Diversified	1.2
JPMorgan Chase & Co.	Diversified Financial
	Services	1.2
AT&T Inc.	Utilities:
	Telecommunications	1.0
Top Ten		15.5%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 23, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2015, the expense ratios were 0.12% for ETF Shares and 0.08% for Institutional Shares.

9

Russell 1000 Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 20, 2010, Through August 31, 2015
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2015

		Since	Final Value
	One	Inception	of a $10,000
	Year	(9/20/2010)	Investment

Russell 1000 Index Fund*ETF Shares
Net Asset Value	0.29%	14.10%	$19,198
Russell 1000 Index Fund*ETF Shares
Market Price	0.32	14.11	19,205

Russell 1000 Index	0.40	14.24	19,312

Large-Cap Core Funds Average	-1.07	12.39	17,820
Dow Jones U.S. Total Stock Market
Float Adjusted Index	0.29	14.14	19,234

Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $5,000,000
	Year	(10/15/2010)	Investment

Russell 1000 Index Fund Institutional Shares	0.33%	13.62%	$9,319,389

Russell 1000 Index	0.40	13.71	9,355,955
Dow Jones U.S. Total Stock Market Float
Adjusted Index	0.29	13.58	9,303,719

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

10

Russell 1000 Index Fund

Cumulative Returns of ETF Shares: September 20, 2010, Through August 31, 2015
		Since
	One	Inception
	Year	(9/20/2010)
Russell 1000 Index Fund ETF Shares Market Price	0.32%	92.05%
Russell 1000 Index Fund ETF Shares Net Asset
Value	0.29	91.98
Russell 1000 Index	0.40	93.12

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): September 20, 2010, Through August 31, 2015

Russell 1000 Index Fund ETF Shares Net Asset Value
Russell 1000 Index

Average Annual Total Returns: Periods Ended June 30, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
ETF Shares	9/20/2010
Market Price		7.26%	15.68%
Net Asset Value		7.24	15.67
Institutional Shares	10/15/2010	7.30	15.19

11

Russell 1000 Index Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of August 31, 2015

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Common Stocks
Consumer Discretionary
* Amazon.com Inc.	33,535	17,200	1.0%
Walt Disney Co.	149,244	15,205	0.9%
Home Depot Inc.	114,279	13,309	0.7%
Comcast Corp. Class A	220,329	12,411	0.7%
Wal-Mart Stores Inc.	138,957	8,995	0.5%
McDonald’s Corp.	84,488	8,028	0.5%
Starbucks Corp.	132,178	7,231	0.4%
Consumer Discretionary—Other †		176,167	10.0%
		258,546	14.7%
Consumer Staples
Procter & Gamble Co.	238,693	16,868	0.9%
Coca-Cola Co.	345,658	13,591	0.8%
PepsiCo Inc.	129,810	12,063	0.7%
Philip Morris International Inc.	136,630	10,903	0.6%
CVS Health Corp.	99,156	10,154	0.6%
Altria Group Inc.	173,007	9,270	0.5%
Consumer Staples—Other †		67,080	3.8%
		139,929	7.9%
Energy
Exxon Mobil Corp.	368,028	27,690	1.6%
Chevron Corp.	165,763	13,425	0.8%
Schlumberger Ltd.	111,708	8,643	0.5%
Energy—Other †		73,339	4.1%
		123,097	7.0%
Financial Services
* Berkshire Hathaway Inc. Class B	163,622	21,932	1.2%
Wells Fargo & Co.	410,007	21,866	1.2%
JPMorgan Chase & Co.	326,640	20,938	1.2%
Bank of America Corp.	925,719	15,126	0.9%
Citigroup Inc.	267,492	14,306	0.8%

12

Russell 1000 Index Fund

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Visa Inc. Class A	172,385	12,291	0.7%
MasterCard Inc. Class A	87,955	8,124	0.5%
* Synchrony Financial	11,343	374	0.0%
Financial Services—Other †		230,517	13.1%
		345,474	19.6%
Health Care
Johnson & Johnson	244,088	22,939	1.3%
Pfizer Inc.	541,895	17,460	1.0%
Gilead Sciences Inc.	129,293	13,585	0.8%
Merck & Co. Inc.	249,086	13,413	0.7%
* Allergan plc	34,603	10,510	0.6%
Amgen Inc.	66,909	10,155	0.6%
UnitedHealth Group Inc.	83,759	9,691	0.5%
AbbVie Inc.	145,783	9,098	0.5%
Medtronic plc	125,698	9,087	0.5%
Bristol-Myers Squibb Co.	146,653	8,721	0.5%
* Celgene Corp.	69,898	8,254	0.5%
Health Care—Other †		125,481	7.1%
		258,394	14.6%

Materials & Processing †		65,800	3.7%

[1]Other †		3	0.0%

Producer Durables
General Electric Co.	886,833	22,011	1.2%
Boeing Co.	60,968	7,967	0.5%
3M Co.	55,848	7,938	0.4%
United Technologies Corp.	78,375	7,180	0.4%
Producer Durables—Other †		141,033	8.0%
		186,129	10.5%
Technology
Apple Inc.	507,092	57,180	3.2%
Microsoft Corp.	712,005	30,986	1.7%
* Facebook Inc. Class A	190,746	17,058	1.0%
* Google Inc. Class A	25,365	16,432	0.9%
* Google Inc. Class C	25,885	16,003	0.9%
Intel Corp.	418,220	11,936	0.7%
International Business Machines Corp.	79,812	11,803	0.7%
Cisco Systems Inc.	448,353	11,603	0.6%
Oracle Corp.	279,285	10,359	0.6%
QUALCOMM Inc.	143,859	8,140	0.5%
Technology—Other †		96,904	5.5%
		288,404	16.3%
Utilities
AT&T Inc.	535,721	17,786	1.0%
Verizon Communications Inc.	358,837	16,510	1.0%
Utilities—Other †		57,049	3.2%
		91,345	5.2%
Total Common Stocks (Cost $1,599,797)		1,757,121	99.5%[2]

13

Russell 1000 Index Fund

			Market	Percentage
			Value•	of Net
	Coupon	Shares	($000)	Assets
Temporary Cash Investments
Money Market Fund
[3,4] Vanguard Market Liquidity Fund	0.168%	8,225,187	8,225	0.5%

5U.S. Government and Agency Obligations †			500	0.0%
Total Temporary Cash Investments (Cost $8,725)			8,725	0.5%[2]
[6]Total Investments (Cost $1,608,522)			1,765,846	100.0%

			Amount
			($000)
Other Assets and Liabilities (0.0%)
Other Assets
Investment in Vanguard			165
Receivables for Investment Securities Sold			946
Receivables for Accrued Income			3,609
Receivables for Capital Shares Issued			140
Other Assets			1,076
Total Other Assets			5,936
Liabilities
Collateral for Securities on Loan			(2,407)
Payables for Capital Shares Redeemed			(1,691)
Payables to Vanguard			(386)
Other Liabilities			(2,332)
Total Liabilities			(6,816)
Net Assets			1,764,966	100.0%

At August 31, 2015, net assets consisted of:
				Amount
				($000)
Paid-in Capital				1,601,927
Undistributed Net Investment Income				6,693
Accumulated Net Realized Losses				(585)
Unrealized Appreciation (Depreciation)
Investment Securities				157,324
Futures Contracts				(393)
Net Assets				1,764,966

ETF Shares—Net Assets
Applicable to 5,625,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				513,930
Net Asset Value Per Share—ETF Shares				$91.37

14

Russell 1000 Index Fund

Amount
($000)
Institutional Shares—Net Assets
Applicable to 7,068,424 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,251,036
Net Asset Value Per Share—Institutional Shares	$176.99

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 “Other” represents securities that are not classified by the fund’s benchmark index.
2 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.9% and 0.1%, respectively, of net assets.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $2,407,000 of collateral received for securities on loan.
5 Securities with a value of $500,000 have been segregated as initial margin for open futures contracts.
6 The total value of securities on loan is $2,335,000.
See accompanying Notes, which are an integral part of the Financial Statements.

15

Russell 1000 Index Fund

Statement of Operations

Year Ended
August 31, 2015
($000)
Investment Income
Income
Dividends	32,620
Interest[1]	16
Securities Lending	37
Total Income	32,673
Expenses
The Vanguard Group—Note B
Investment Advisory Services	291
Management and Administrative—ETF Shares	330
Management and Administrative—Institutional Shares	375
Marketing and Distribution—ETF Shares	72
Marketing and Distribution—Institutional Shares	157
Custodian Fees	227
Auditing Fees	32
Shareholders’ Reports—ETF Shares	12
Shareholders’ Reports—Institutional Shares	3
Trustees’ Fees and Expenses	1
Total Expenses	1,500
Net Investment Income	31,173
Realized Net Gain (Loss)
Investment Securities Sold	125,792
Futures Contracts	548
Realized Net Gain (Loss)	126,340
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(160,609)
Futures Contracts	(542)
Change in Unrealized Appreciation (Depreciation)	(161,151)
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,638)
1 Interest income from an affiliated company of the fund was $14,000.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Russell 1000 Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	31,173	21,411
Realized Net Gain (Loss)	126,340	44,496
Change in Unrealized Appreciation (Depreciation)	(161,151)	182,747
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,638)	248,654
Distributions
Net Investment Income
ETF Shares	(8,056)	(4,868)
Institutional Shares	(21,001)	(15,442)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(29,057)	(20,310)
Capital Share Transactions
ETF Shares	142,037	104,477
Institutional Shares	331,383	96,033
Net Increase (Decrease) from Capital Share Transactions	473,420	200,510
Total Increase (Decrease)	440,725	428,854
Net Assets
Beginning of Period	1,324,241	895,387
End of Period[1]	1,764,966	1,324,241

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $6,693,000 and $4,576,000.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Russell 1000 Index Fund

Financial Highlights

ETF Shares
					Sept. 20,
					2010[1] to
		Year Ended August 31,
For a Share Outstanding				August 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$92.70	$75.40	$64.29	$55.94	$51.78
Investment Operations
Net Investment Income	1.679	1.553	1.444	1.176	.736
Net Realized and Unrealized Gain (Loss)
on Investments	(1.355)	17.272	11.068	8.307	3.957
Total from Investment Operations	.324	18.825	12.512	9.483	4.693
Distributions
Dividends from Net Investment Income	(1.654)	(1.525)	(1.402)	(1.133)	(.533)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.654)	(1.525)	(1.402)	(1.133)	(.533)
Net Asset Value, End of Period	$91.37	$92.70	$75.40	$64.29	$55.94

Total Return	0.29%	25.18%	19.70%	17.19%	9.02%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$514	$380	$219	$148	$14
Ratio of Total Expenses to Average Net Assets	0.12%	0.12%	0.12%	0.12%	0.12%[2]
Ratio of Net Investment Income to
Average Net Assets	1.84%	1.85%	2.09%	2.06%	1.86%[2]
Portfolio Turnover Rate [3]	4%	7%	11%	36%	20%

1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Russell 1000 Index Fund

Financial Highlights

Institutional Shares
					Oct. 15,
					2010[1] to
		Year Ended August 31,
For a Share Outstanding				August 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$179.58	$146.04	$124.53	$108.35	$103.49
Investment Operations
Net Investment Income	3.329	3.060	2.850	2.314	1.348
Net Realized and Unrealized Gain (Loss)
on Investments	(2.641)	33.485	21.424	16.100	4.569
Total from Investment Operations	.688	36.545	24.274	18.414	5.917
Distributions
Dividends from Net Investment Income	(3.278)	(3.005)	(2.764)	(2.234)	(1.057)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(3.278)	(3.005)	(2.764)	(2.234)	(1.057)
Net Asset Value, End of Period	$176.99	$179.58	$146.04	$124.53	$108.35

Total Return	0.33%	25.24%	19.73%	17.25%	5.67%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,251	$944	$677	$334	$178
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.08%[2]
Ratio of Net Investment Income to
Average Net Assets	1.88%	1.89%	2.13%	2.10%	1.90%[2]
Portfolio Turnover Rate [3]	4%	7%	11%	36%	20%

1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Russell 1000 Index Fund

Notes to Financial Statements

Vanguard Russell 1000 Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2015, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

20

Russell 1000 Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counter-parties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counter-party risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2015, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

21

Russell 1000 Index Fund

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2015, the fund had contributed to Vanguard capital in the amount of $165,000, representing 0.01% of the fund’s net assets and 0.07% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,757,121	—	—
Temporary Cash Investments	8,225	500	—
Futures Contracts—Liabilities[1]	(75)	—	—
Total	1,765,271	500	—
1 Represents variation margin on the last day of the reporting period.

D. At August 31, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	September 2015	13	6,400	(346)
E-mini S&P 500 Index	September 2015	8	788	(47)
				(393)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

22

Russell 1000 Index Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2015, the fund realized $124,337,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2015, the fund had $7,042,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $1,501,000 to offset taxable capital gains realized during the year ended August 31, 2015. At August 31, 2015 the fund had available capital losses totaling $936,000 that may be carried forward indefinitely to offset future net capital gains.

At August 31, 2015, the cost of investment securities for tax purposes was $1,608,564,000. Net unrealized appreciation of investment securities for tax purposes was $157,282,000, consisting of unrealized gains of $236,618,000 on securities that had risen in value since their purchase and $79,336,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended August 31, 2015, the fund purchased $843,020,000 of investment securities and sold $366,503,000 of investment securities, other than temporary cash investments. Purchases and sales include $298,050,000 and $305,590,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2015		2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	495,727	5,225	225,033	2,600
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(353,690)	(3,700)	(120,556)	(1,400)
Net Increase (Decrease)—ETF Shares	142,037	1,525	104,477	1,200
Institutional Shares
Issued	546,260	2,966	215,100	1,353
Issued in Lieu of Cash Distributions	19,253	105	14,324	87
Redeemed	(234,130)	(1,260)	(133,391)	(816)
Net Increase (Decrease) —Institutional Shares	331,383	1,811	96,033	624

H. Management has determined that no material events or transactions occurred subsequent to August 31, 2015, that would require recognition or disclosure in these financial statements.

23

Russell 1000 Value Index Fund

Fund Profile
As of August 31, 2015

Share-Class Characteristics

	ETF	Institutional
	Shares	Shares
Ticker Symbol	VONV	VRVIX
Expense Ratio[1]	0.12%	0.08%
30-Day SEC Yield	2.52%	2.55%

Portfolio Characteristics
			DJ
			U.S.
		Russell	Total
		1000	Market
		Value	FA
	Fund	Index	Index
Number of Stocks	689	689	3,828
Median Market Cap	$49.9B	$49.9B	$47.2B
Price/Earnings Ratio	17.7x	17.6x	20.8x
Price/Book Ratio	1.7x	1.7x	2.6x
Return on Equity	12.9%	12.9%	17.1%
Earnings Growth
Rate	5.1%	5.1%	10.2%
Dividend Yield	2.7%	2.7%	2.1%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	18%	—	—
Short-Term Reserves	0.1%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S.
		Russell	Total
		1000	Market
		Value	FA
	Fund	Index	Index
Consumer Discretionary	6.6%	6.5%	14.9%
Consumer Staples	5.7	5.7	7.6
Energy	13.4	13.4	6.7
Financial Services	30.4	30.5	20.1
Health Care	11.9	11.9	14.8
Materials & Processing	3.3	3.3	3.9
Producer Durables	9.7	9.7	10.6
Technology	10.6	10.6	16.3
Utilities	8.4	8.4	5.1

Volatility Measures
	Russell	DJ
	1000	U.S. Total
	Value	Market
	Index	FA Index
R-Squared	1.00	0.94
Beta	1.00	0.98

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Exxon Mobil Corp.	Oil: Integrated	3.2%
General Electric Co.	Diversified
	Manufacturing
	Operations	2.5
Wells Fargo & Co.	Banks: Diversified	2.5
JPMorgan Chase & Co.	Diversified Financial
	Services	2.4
Berkshire Hathaway Inc. Insurance: Multi-Line		2.4
Johnson & Johnson	Pharmaceuticals	2.3
Pfizer Inc.	Pharmaceuticals	2.0
Procter & Gamble Co.	Personal Care	1.9
AT&T Inc.	Utilities:
	Telecommunications	1.8
Bank of America Corp.	Banks: Diversified	1.7
Top Ten		22.7%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 23, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2015, the expense ratios were 0.12% for ETF Shares and 0.08% for Institutional Shares.

24

Russell 1000 Value Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 20, 2010, Through August 31, 2015
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2015

		Since	Final Value
	One	Inception	of a $10,000
	Year	(9/20/2010)	Investment

Russell 1000 Value Index Fund*ETF
Shares Net Asset Value	-3.59%	12.83%	$18,163
Russell 1000 Value Index Fund*ETF
Shares Market Price	-3.55	12.83	18,168

Russell 1000 Value Index	-3.48	12.99	18,290

Large-Cap Value Funds Average	-3.71	11.64	17,240
Dow Jones U.S. Total Stock Market
Float Adjusted Index	0.29	14.14	19,234

Large-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $5,000,000
	Year	(12/10/2010)	Investment
Russell 1000 Value Index Fund Institutional
Shares	-3.55%	11.80%	$8,467,204

Russell 1000 Value Index	-3.48	11.89	8,499,248
Dow Jones U.S. Total Stock Market Float
Adjusted Index	0.29	12.52	8,729,132

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

25

Russell 1000 Value Index Fund

Cumulative Returns of ETF Shares: September 20, 2010, Through August 31, 2015

		Since
	One	Inception
	Year	(9/20/2010)
Russell 1000 Value Index Fund ETF Shares Market
Price	-3.55%	81.68%
Russell 1000 Value Index Fund ETF Shares Net
Asset Value	-3.59	81.63
Russell 1000 Value Index	-3.48	82.90

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): September 20, 2010, Through August 31, 2015

Russell 1000 Value Index Fund ETF Shares Net Asset Value
Russell 1000 Value Index

Average Annual Total Returns: Periods Ended June 30, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
ETF Shares	9/20/2010
Market Price		4.06%	14.69%
Net Asset Value		4.00	14.68
Institutional Shares	12/10/2010	4.05	13.68

26

Russell 1000 Value Index Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of August 31, 2015

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Common Stocks
Consumer Discretionary
Wal-Mart Stores Inc.	270,992	17,541	1.0%
Ford Motor Co.	669,900	9,292	0.6%
General Motors Co.	275,826	8,120	0.5%
Target Corp.	100,465	7,807	0.5%
Consumer Discretionary—Other †		66,343	3.9%
		109,103	6.5%
Consumer Staples
Procter & Gamble Co.	465,446	32,893	2.0%
Mondelez International Inc. Class A	279,060	11,821	0.7%
Walgreens Boots Alliance Inc.	125,268	10,842	0.6%
Philip Morris International Inc.	133,500	10,653	0.6%
Consumer Staples—Other †		29,088	1.7%
		95,297	5.6%
Energy
Exxon Mobil Corp.	717,307	53,970	3.2%
Chevron Corp.	322,691	26,135	1.5%
Schlumberger Ltd.	191,561	14,821	0.9%
ConocoPhillips	211,618	10,401	0.6%
Kinder Morgan Inc.	306,337	9,928	0.6%
Occidental Petroleum Corp.	131,845	9,626	0.6%
Phillips 66	92,974	7,351	0.4%
Energy—Other †		93,137	5.5%
		225,369	13.3%
Financial Services
Wells Fargo & Co.	799,285	42,626	2.5%
JPMorgan Chase & Co.	636,712	40,813	2.4%
* Berkshire Hathaway Inc. Class B	298,388	39,996	2.4%
Bank of America Corp.	1,801,747	29,441	1.7%
Citigroup Inc.	520,562	27,840	1.7%
Goldman Sachs Group Inc.	74,119	13,979	0.8%

27

Russell 1000 Value Index Fund

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
American International Group Inc.	228,785	13,805	0.8%
US Bancorp	287,428	12,173	0.7%
American Express Co.	119,530	9,170	0.6%
Morgan Stanley	263,083	9,063	0.5%
PNC Financial Services Group Inc.	88,890	8,100	0.5%
MetLife Inc.	160,764	8,054	0.5%
Capital One Financial Corp.	93,761	7,290	0.4%
Bank of New York Mellon Corp.	171,638	6,831	0.4%
* Synchrony Financial	22,188	731	0.0%
Financial Services—Other †		241,029	14.3%
		510,941	30.2%
Health Care
Johnson & Johnson	414,428	38,948	2.3%
Pfizer Inc.	1,056,406	34,037	2.0%
Merck & Co. Inc.	429,493	23,128	1.4%
Medtronic plc	244,541	17,678	1.0%
Abbott Laboratories	255,499	11,572	0.7%
* Allergan plc	36,897	11,207	0.7%
Health Care—Other †		63,149	3.7%
		199,719	11.8%
Materials & Processing
Dow Chemical Co.	171,916	7,523	0.4%
Materials & Processing—Other †		48,396	2.9%
		55,919	3.3%
Producer Durables
General Electric Co.	1,728,617	42,904	2.5%
United Technologies Corp.	138,733	12,709	0.8%
Danaher Corp.	82,595	7,187	0.4%
Producer Durables—Other †		99,152	5.9%
		161,952	9.6%
Technology
Microsoft Corp.	601,017	26,156	1.5%
Cisco Systems Inc.	872,536	22,581	1.3%
Intel Corp.	756,948	21,603	1.3%
QUALCOMM Inc.	237,200	13,421	0.8%
International Business Machines Corp.	69,375	10,260	0.6%
Hewlett-Packard Co.	311,841	8,750	0.5%
Oracle Corp.	217,525	8,068	0.5%
EMC Corp.	305,915	7,608	0.5%
Technology—Other †		58,453	3.5%
		176,900	10.5%
Utilities
AT&T Inc.	890,841	29,576	1.8%
Duke Energy Corp.	118,683	8,416	0.5%
NextEra Energy Inc.	76,284	7,507	0.4%
Utilities—Other †		96,028	5.7%
		141,527	8.4%
Total Common Stocks (Cost $1,638,276)		1,676,727	99.2%[1]

28

Russell 1000 Value Index Fund

			Market	Percentage
			Value•	of Net
	Coupon	Shares	($000)	Assets
Temporary Cash Investments
Money Market Fund
[2,3] Vanguard Market Liquidity Fund	0.168%	8,467,901	8,468	0.5%

4U.S. Government and Agency Obligations †			600	0.1%
Total Temporary Cash Investments (Cost $9,068)			9,068	0.6%[1]
[5]Total Investments (Cost $1,647,344)			1,685,795	99.8%

			Amount
			($000)
Other Assets and Liabilities
Other Assets
Investment in Vanguard			157
Receivables for Investment Securities Sold			134
Receivables for Accrued Income			4,913
Receivables for Capital Shares Issued			1,495
Total Other Assets			6,699	0.4%
Liabilities
Collateral for Securities on Loan			(1,215)
Payables for Capital Shares Redeemed			(343)
Payables to Vanguard			(402)
Other Liabilities			(652)
Total Liabilities			(2,612)	(0.2%)
Net Assets			1,689,882	100.0%

At August 31, 2015, net assets consisted of:
				Amount
				($000)
Paid-in Capital				1,650,891
Undistributed Net Investment Income				8,695
Accumulated Net Realized Losses				(7,829)
Unrealized Appreciation (Depreciation)
Investment Securities				38,451
Futures Contracts				(326)
Net Assets				1,689,882

ETF Shares—Net Assets
Applicable to 4,800,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				406,888
Net Asset Value Per Share—ETF Shares				$84.77

29

Russell 1000 Value Index Fund

Amount
($000)
Institutional Shares—Net Assets
Applicable to 7,752,093 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,282,994
Net Asset Value Per Share— Institutional Shares	$165.50

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.9% and -0.1%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $1,215,000 of collateral received for securities on loan.
4 Securities with a value of $600,000 have been segregated as initial margin for open futures contracts.
5 The total value of securities on loan is $1,159,000.
See accompanying Notes, which are an integral part of the Financial Statements.

30

Russell 1000 Value Index Fund

Statement of Operations

Year Ended
August 31, 2015
($000)
Investment Income
Income
Dividends	38,356
Interest[1]	8
Securities Lending	44
Total Income	38,408
Expenses
The Vanguard Group—Note B
Investment Advisory Services	282
Management and Administrative—ETF Shares	281
Management and Administrative—Institutional Shares	476
Marketing and Distribution—ETF Shares	48
Marketing and Distribution—Institutional Shares	184
Custodian Fees	109
Auditing Fees	32
Shareholders’ Reports—ETF Shares	10
Shareholders’ Reports—Institutional Shares	—
Trustees’ Fees and Expenses	1
Total Expenses	1,423
Net Investment Income	36,985
Realized Net Gain (Loss)
Investment Securities Sold	142,305
Futures Contracts	141
Realized Net Gain (Loss)	142,446
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(247,553)
Futures Contracts	(399)
Change in Unrealized Appreciation (Depreciation)	(247,952)
Net Increase (Decrease) in Net Assets Resulting from Operations	(68,521)
1 Interest income from an affiliated company of the fund was $8,000.

See accompanying Notes, which are an integral part of the Financial Statements.

31

Russell 1000 Value Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	36,985	28,675
Realized Net Gain (Loss)	142,446	72,118
Change in Unrealized Appreciation (Depreciation)	(247,952)	164,980
Net Increase (Decrease) in Net Assets Resulting from Operations	(68,521)	265,773
Distributions
Net Investment Income
ETF Shares	(7,743)	(3,927)
Institutional Shares	(27,223)	(22,663)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(34,966)	(26,590)
Capital Share Transactions
ETF Shares	151,113	107,531
Institutional Shares	137,171	224,692
Net Increase (Decrease) from Capital Share Transactions	288,284	332,223
Total Increase (Decrease)	184,797	571,406
Net Assets
Beginning of Period	1,505,085	933,679
End of Period[1]	1,689,882	1,505,085

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $8,695,000 and $6,673,000.

See accompanying Notes, which are an integral part of the Financial Statements.

32

Russell 1000 Value Index Fund

Financial Highlights

ETF Shares
					Sept. 20,
					2010[1] to
			Year Ended August 31,
For a Share Outstanding					August 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$89.83	$73.82	$61.49	$53.57	$51.46
Investment Operations
Net Investment Income	1.990	1.774	1.610	1.228	.876
Net Realized and Unrealized Gain (Loss)
on Investments	(5.097)	15.967	12.290	7.833	1.886
Total from Investment Operations	(3.107)	17.741	13.900	9.061	2.762
Distributions
Dividends from Net Investment Income	(1.953)	(1.731)	(1.570)	(1.141)	(.652)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.953)	(1.731)	(1.570)	(1.141)	(.652)
Net Asset Value, End of Period	$84.77	$89.83	$73.82	$61.49	$53.57

Total Return	-3.59%	24.27%	22.90%	17.17%	5.28%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$407	$283	$137	$46	$27
Ratio of Total Expenses to Average Net Assets	0.12%	0.12%	0.15%	0.15%	0.15%[2]
Ratio of Net Investment Income to
Average Net Assets	2.26%	2.22%	2.39%	2.48%	2.23%[2]
Portfolio Turnover Rate [3]	18%	16%	26%	29%	39%

1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

33

Russell 1000 Value Index Fund

Financial Highlights

Institutional Shares
					Dec. 10,
					2010[1] to
		Year Ended August 31,
For a Share Outstanding				August 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$175.38	$144.13	$120.04	$104.59	$108.03
Investment Operations
Net Investment Income	3.946	3.528	3.228	2.474	1.239
Net Realized and Unrealized Gain (Loss)
on Investments	(9.955)	31.182	24.017	15.262	(3.373)
Total from Investment Operations	(6.009)	34.710	27.245	17.736	(2.134)
Distributions
Dividends from Net Investment Income	(3.871)	(3.460)	(3.155)	(2.286)	(1.306)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(3.871)	(3.460)	(3.155)	(2.286)	(1.306)
Net Asset Value, End of Period	$165.50	$175.38	$144.13	$120.04	$104.59

Total Return	-3.55%	24.33%	23.00%	17.23%	-2.06%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,283	$1,222	$797	$541	$164
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.08%[2]
Ratio of Net Investment Income to
Average Net Assets	2.30%	2.26%	2.46%	2.55%	2.30%[2]
Portfolio Turnover Rate [3]	18%	16%	26%	29%	39%

1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

34

Russell 1000 Value Index Fund

Notes to Financial Statements

Vanguard Russell 1000 Value Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2015, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

35

Russell 1000 Value Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counter-parties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counter-party risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2015, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

36

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2015, the fund had contributed to Vanguard capital in the amount of $157,000, representing 0.01% of the fund’s net assets and 0.06% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,676,727	—	—
Temporary Cash Investments	8,468	600	—
Futures Contracts—Liabilities[1]	(120)	—	—
Total	1,685,075	600	—
1 Represents variation margin on the last day of the reporting period.

D. At August 31, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	September 2015	112	11,028	(300)
S&P 500 Index	September 2015	1	492	(26)
				(326)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

37

Russell 1000 Value Index Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2015, the fund realized $148,162,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2015, the fund had $9,071,000 of ordinary income available for distribution. The fund had available capital losses totaling $7,372,000 that may be carried forward indefinitely to offset future net capital gains.

At August 31, 2015, the cost of investment securities for tax purposes was $1,647,483,000. Net unrealized appreciation of investment securities for tax purposes was $38,312,000, consisting of unrealized gains of $144,163,000 on securities that had risen in value since their purchase and $105,851,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended August 31, 2015, the fund purchased $983,157,000 of investment securities and sold $702,433,000 of investment securities, other than temporary cash investments. Purchases and sales include $387,617,000 and $415,807,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2015		2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	589,698	6,475	309,691	3,650
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(438,585)	(4,825)	(202,160)	(2,350)
Net Increase (Decrease)—ETF Shares	151,113	1,650	107,531	1,300
Institutional Shares
Issued	406,222	2,305	364,022	2,304
Issued in Lieu of Cash Distributions	25,336	144	21,267	132
Redeemed	(294,387)	(1,665)	(160,597)	(998)
Net Increase (Decrease) —Institutional Shares	137,171	784	224,692	1,438

H. Management has determined that no material events or transactions occurred subsequent to August 31, 2015, that would require recognition or disclosure in these financial statements.

38

Russell 1000 Growth Index Fund

Fund Profile
As of August 31, 2015

Share-Class Characteristics

	ETF	Institutional
	Shares	Shares
Ticker Symbol	VONG	VRGWX
Expense Ratio[1]	0.12%	0.08%
30-Day SEC Yield	1.46%	1.50%

Portfolio Characteristics
			DJ
			U.S.
		Russell	Total
		1000	Market
		Growth	FA
	Fund	Index	Index
Number of Stocks	645	643	3,828
Median Market Cap	$61.8B	$61.8B	$47.2B
Price/Earnings Ratio	23.5x	23.6x	20.8x
Price/Book Ratio	5.4x	5.4x	2.6x
Return on Equity	23.3%	23.0%	17.1%
Earnings Growth
Rate	15.2%	15.1%	10.2%
Dividend Yield	1.6%	1.6%	2.1%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	20%	—	—
Short-Term Reserves	0.1%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S.
		Russell	Total
		1000	Market
		Growth	FA
	Fund	Index	Index
Consumer Discretionary 22.6%		22.6%	14.9%
Consumer Staples	10.2	10.1	7.6
Energy	0.8	0.8	6.7
Financial Services	9.3	9.3	20.1
Health Care	17.4	17.5	14.8
Materials & Processing	4.1	4.1	3.9
Producer Durables	11.5	11.5	10.6
Technology	22.0	22.0	16.3
Utilities	2.1	2.1	5.1

Volatility Measures
		DJ
		U.S. Total
	Russell 1000	Market
	Growth Index	FA Index
R-Squared	1.00	0.93
Beta	1.00	0.99

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Computer
	Technology	6.4%
Google Inc.	Computer Services
	Software & Systems	3.6
Microsoft Corp.	Computer Services
	Software & Systems	2.0
Amazon.com Inc.	Diversified Retail	1.9
Facebook Inc.	Computer Services
	Software & Systems	1.9
Verizon Communications Utilities:
Inc.	Telecommunications	1.7
Walt Disney Co.	Entertainment	1.7
Gilead Sciences Inc.	Pharmaceuticals	1.5
Coca-Cola Co.	Beverage: Soft
	Drinks	1.5
Home Depot Inc.	Specialty Retail	1.5
Top Ten		23.7%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 23, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2015, the expense ratios were 0.12% for ETF Shares and 0.08% for Institutional Shares.

39

Russell 1000 Growth Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 20, 2010, Through August 31, 2015
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2015

		Since	Final Value
	One	Inception	of a $10,000
	Year	(9/20/2010)	Investment

Russell 1000 Growth Index
Fund*ETF Shares Net Asset Value	4.11%	15.23%	$20,162
Russell 1000 Growth Index
Fund*ETF Shares Market Price	4.11	15.24	20,169

Russell 1000 Growth Index	4.26	15.41	20,318

Large-Cap Growth Funds Average	3.53	13.67	18,844
Dow Jones U.S. Total Stock Market
Float Adjusted Index	0.29	14.14	19,234

Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $5,000,000
	Year	(12/6/2010)	Investment
Russell 1000 Growth Index Fund Institutional
Shares	4.15%	13.59%	$9,138,975

Russell 1000 Growth Index	4.26	13.69	9,179,870
Dow Jones U.S. Total Stock Market Float
Adjusted Index	0.29	12.83	8,852,740

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

40

Russell 1000 Growth Index Fund

Cumulative Returns of ETF Shares: September 20, 2010, Through August 31, 2015

		Since
	One	Inception
	Year	(9/20/2010)
Russell 1000 Growth Index Fund ETF Shares
Market Price	4.11%	101.69%
Russell 1000 Growth Index Fund ETF Shares Net
Asset Value	4.11	101.62
Russell 1000 Growth Index	4.26	103.18

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): September 20, 2010, Through August 31, 2015

Russell 1000 Growth Index Fund ETF Shares Net Asset Value
Russell 1000 Growth Index

Average Annual Total Returns: Periods Ended June 30, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
ETF Shares	9/20/2010
Market Price		10.51%	16.56%
Net Asset Value		10.43	16.54
Institutional Shares	12/6/2010	10.48	14.87

41

Russell 1000 Growth Index Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of August 31, 2015

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Common Stocks
Consumer Discretionary
* Amazon.com Inc.	75,086	38,511	1.9%
Walt Disney Co.	334,267	34,055	1.7%
Home Depot Inc.	255,912	29,804	1.5%
Comcast Corp. Class A	445,437	25,091	1.3%
McDonald’s Corp.	188,872	17,947	0.9%
Starbucks Corp.	295,585	16,171	0.8%
NIKE Inc. Class B	133,632	14,933	0.7%
Lowe’s Cos. Inc.	187,505	12,970	0.6%
* Priceline Group Inc.	10,219	12,760	0.6%
Costco Wholesale Corp.	86,726	12,146	0.6%
Time Warner Cable Inc.	55,702	10,362	0.5%
* Netflix Inc.	83,661	9,624	0.5%
TJX Cos. Inc.	134,067	9,428	0.5%
Comcast Corp. Special Class A	496	28	0.0%
Consumer Discretionary—Other †		209,301	10.4%
		453,131	22.5%
Consumer Staples
Coca-Cola Co.	772,475	30,374	1.5%
PepsiCo Inc.	290,773	27,022	1.3%
CVS Health Corp.	206,110	21,106	1.1%
Altria Group Inc.	364,548	19,532	1.0%
Philip Morris International Inc.	152,050	12,134	0.6%
Colgate-Palmolive Co.	156,362	9,821	0.5%
Consumer Staples—Other †		83,916	4.2%
		203,905	10.2%

Energy †		16,380	0.8%

Financial Services
Visa Inc. Class A	385,599	27,493	1.4%
MasterCard Inc. Class A	196,973	18,194	0.9%

42

Russell 1000 Growth Index Fund

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Simon Property Group Inc.	61,363	11,004	0.5%
Financial Services—Other †		130,123	6.5%
		186,814	9.3%
Health Care
Gilead Sciences Inc.	289,512	30,419	1.5%
Amgen Inc.	149,826	22,741	1.1%
UnitedHealth Group Inc.	178,195	20,617	1.0%
AbbVie Inc.	326,274	20,363	1.0%
Bristol-Myers Squibb Co.	328,416	19,531	1.0%
* Celgene Corp.	156,282	18,454	0.9%
Eli Lilly & Co.	192,790	15,876	0.8%
* Biogen Inc.	46,341	13,777	0.7%
* Allergan plc	34,950	10,616	0.5%
* Express Scripts Holding Co.	111,909	9,356	0.5%
McKesson Corp.	45,659	9,021	0.4%
Health Care—Other †		157,928	7.9%
		348,699	17.3%
Materials & Processing
Monsanto Co.	93,905	9,170	0.4%
Materials & Processing—Other †		74,006	3.7%
		83,176	4.1%

[1]Other †		7	0.0%

Producer Durables
Boeing Co.	136,259	17,806	0.9%
3M Co.	125,027	17,771	0.9%
Honeywell International Inc.	154,035	15,291	0.8%
Union Pacific Corp.	172,474	14,788	0.7%
United Parcel Service Inc. Class B	138,229	13,498	0.7%
Accenture plc Class A	123,774	11,668	0.6%
Producer Durables—Other †		139,826	6.9%
		230,648	11.5%
Technology
Apple Inc.	1,135,984	128,094	6.4%
Microsoft Corp.	903,503	39,320	2.0%
* Facebook Inc. Class A	426,282	38,122	1.9%
* Google Inc. Class A	56,790	36,790	1.8%
* Google Inc. Class C	57,948	35,826	1.8%
International Business Machines Corp.	99,284	14,683	0.7%
Oracle Corp.	374,525	13,891	0.7%
Texas Instruments Inc.	205,014	9,808	0.5%
* salesforce.com inc	129,298	8,968	0.4%
Technology—Other †		116,760	5.8%
		442,262	22.0%
Utilities
Verizon Communications Inc.	745,618	34,306	1.7%
Utilities—Other †		7,691	0.4%
		41,997	2.1%
Total Common Stocks (Cost $1,696,490)		2,007,019	99.8%[2]

43

Russell 1000 Growth Index Fund

			Market	Percentage
			Value•	of Net
	Coupon	Shares	($000)	Assets
Temporary Cash Investments
Money Market Fund
[3,4] Vanguard Market Liquidity Fund	0.168%	11,860,223	11,860	0.6%

5U.S. Government and Agency Obligations †			400	0.0%
Total Temporary Cash Investments (Cost $12,260)			12,260	0.6%[2]
[6]Total Investments (Cost $1,708,750)			2,019,279	100.4%

			Amount
			($000)
Other Assets and Liabilities
Other Assets
Investment in Vanguard			190
Receivables for Investment Securities Sold			1,990
Receivables for Accrued Income			2,445
Receivables for Capital Shares Issued			660
Total Other Assets			5,285	0.2%
Liabilities
Payables for Investment Securities Purchased			(124)
Collateral for Securities on Loan			(4,366)
Payables for Capital Shares Redeemed			(5,015)
Payables to Vanguard			(458)
Other Liabilities			(2,631)
Total Liabilities			(12,594)	(0.6%)
Net Assets			2,011,970	100.0%

At August 31, 2015, net assets consisted of:
				Amount
				($000)
Paid-in Capital				1,738,539
Undistributed Net Investment Income				5,181
Accumulated Net Realized Losses				(42,083)
Unrealized Appreciation (Depreciation)
Investment Securities				310,529
Futures Contracts				(196)
Net Assets				2,011,970

ETF Shares—Net Assets
Applicable to 4,601,711 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				452,089
Net Asset Value Per Share—ETF Shares				$98.24

44

Russell 1000 Growth Index Fund

Amount
($000)
Institutional Shares—Net Assets
Applicable to 8,258,474 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,559,881
Net Asset Value Per Share—Institutional Shares	$188.88

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 “Other” represents securities that are not classified by the fund’s benchmark index.
2 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.4%, respectively, of net assets.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $4,366,000 of collateral received for securities on loan.
5 Securities with a value of $400,000 have been segregated as initial margin for open futures contracts.
6 The total value of securities on loan is $4,241,000.
See accompanying Notes, which are an integral part of the Financial Statements.

45

Russell 1000 Growth Index Fund

Statement of Operations

Year Ended
August 31, 2015
($000)
Investment Income
Income
Dividends	29,805
Interest[1]	6
Securities Lending	55
Total Income	29,866
Expenses
The Vanguard Group—Note B
Investment Advisory Services	326
Management and Administrative—ETF Shares	298
Management and Administrative—Institutional Shares	593
Marketing and Distribution—ETF Shares	50
Marketing and Distribution—Institutional Shares	217
Custodian Fees	112
Auditing Fees	32
Shareholders’ Reports—ETF Shares	7
Shareholders’ Reports—Institutional Shares	4
Trustees’ Fees and Expenses	1
Total Expenses	1,640
Net Investment Income	28,226
Realized Net Gain (Loss)
Investment Securities Sold	139,076
Futures Contracts	219
Realized Net Gain (Loss)	139,295
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(107,029)
Futures Contracts	(206)
Change in Unrealized Appreciation (Depreciation)	(107,235)
Net Increase (Decrease) in Net Assets Resulting from Operations	60,286
1 Interest income from an affiliated company of the fund was $6,000.

See accompanying Notes, which are an integral part of the Financial Statements.

46

Russell 1000 Growth Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	28,226	23,049
Realized Net Gain (Loss)	139,295	77,052
Change in Unrealized Appreciation (Depreciation)	(107,235)	234,680
Net Increase (Decrease) in Net Assets Resulting from Operations	60,286	334,781
Distributions
Net Investment Income
ETF Shares	(5,242)	(3,358)
Institutional Shares	(22,086)	(18,832)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(27,328)	(22,190)
Capital Share Transactions
ETF Shares	156,308	97,668
Institutional Shares	67,889	204,387
Net Increase (Decrease) from Capital Share Transactions	224,197	302,055
Total Increase (Decrease)	257,155	614,646
Net Assets
Beginning of Period	1,754,815	1,140,169
End of Period[1]	2,011,970	1,754,815

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $5,181,000 and $4,282,000.

See accompanying Notes, which are an integral part of the Financial Statements.

47

Russell 1000 Growth Index Fund

Financial Highlights

ETF Shares
					Sept. 20,
					2010[1] to
For a Share Outstanding		Year Ended August 31,			August 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$95.74	$77.02	$67.41	$58.31	$52.12
Investment Operations
Net Investment Income	1.466	1.293	1.226	.900	.579
Net Realized and Unrealized Gain (Loss)
on Investments	2.481	18.713	9.611	9.023	6.044
Total from Investment Operations	3.947	20.006	10.837	9.923	6.623
Distributions
Dividends from Net Investment Income	(1.447)	(1.286)	(1.227)	(.823)	(.433)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.447)	(1.286)	(1.227)	(.823)	(.433)
Net Asset Value, End of Period	$98.24	$95.74	$77.02	$67.41	$58.31

Total Return	4.11%	26.15%	16.27%	17.18%	12.69%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$452	$295	$148	$76	$52
Ratio of Total Expenses to Average Net Assets	0.12%	0.12%	0.15%	0.15%	0.15%[2]
Ratio of Net Investment Income to
Average Net Assets	1.47%	1.51%	1.73%	1.59%	1.47%[2]
Portfolio Turnover Rate [3]	20%	18%	29%	25%	30%

1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

48

Russell 1000 Growth Index Fund

Financial Highlights

Institutional Shares
					Dec. 6,
					2010[1] to
For a Share Outstanding	Year Ended August 31,				August 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$184.06	$148.07	$129.59	$112.09	$110.81
Investment Operations
Net Investment Income	2.882	2.544	2.446	1.812	.879
Net Realized and Unrealized Gain (Loss)
on Investments	4.782	35.986	18.488	17.342	1.278
Total from Investment Operations	7.664	38.530	20.934	19.154	2.157
Distributions
Dividends from Net Investment Income	(2.844)	(2.540)	(2.454)	(1.654)	(.877)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.844)	(2.540)	(2.454)	(1.654)	(.877)
Net Asset Value, End of Period	$188.88	$184.06	$148.07	$129.59	$112.09

Total Return	4.15%	26.20%	16.35%	17.26%	1.92%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,560	$1,460	$992	$576	$154
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.08%[2]
Ratio of Net Investment Income to
Average Net Assets	1.51%	1.55%	1.80%	1.66%	1.54%[2]
Portfolio Turnover Rate [3]	20%	18%	29%	25%	30%

1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

49

Russell 1000 Growth Index Fund

Notes to Financial Statements

Vanguard Russell 1000 Growth Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2015, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

50

Russell 1000 Growth Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counter-parties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counter-party risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2015, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

51

Russell 1000 Growth Index Fund

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2015, the fund had contributed to Vanguard capital in the amount of $190,000, representing 0.01% of the fund’s net assets and 0.08% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	2,007,019	—	—
Temporary Cash Investments	11,860	400	—
Futures Contracts—Liabilities[1]	(53)	—	—
Total	2,018,826	400	—
1 Represents variation margin on the last day of the reporting period.

D. At August 31, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	September 2015	8	3,938	(213)
E-mini S&P 500 Index	September 2015	12	1,182	17
				(196)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

52

Russell 1000 Growth Index Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2015, the fund realized $157,262,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2015, the fund had $5,597,000 of ordinary income available for distribution. The fund had available capital losses totaling $41,430,000 that may be carried forward indefinitely to offset future net capital gains.

At August 31, 2015, the cost of investment securities for tax purposes was $1,709,599,000. Net unrealized appreciation of investment securities for tax purposes was $309,680,000, consisting of unrealized gains of $355,850,000 on securities that had risen in value since their purchase and $46,170,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended August 31, 2015, the fund purchased $1,004,954,000 of investment securities and sold $782,784,000 of investment securities, other than temporary cash investments. Purchases and sales include $327,834,000 and $409,553,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2015		2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	591,973	5,900	318,047	3,600
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(435,665)	(4,375)	(220,379)	(2,450)
Net Increase (Decrease) —ETF Shares	156,308	1,525	97,668	1,150
Institutional Shares
Issued	431,791	2,235	442,008	2,640
Issued in Lieu of Cash Distributions	20,780	109	17,909	107
Redeemed	(384,682)	(2,019)	(255,530)	(1,511)
Net Increase (Decrease) —Institutional Shares	67,889	325	204,387	1,236

H. Management has determined that no material events or transactions occurred subsequent to August 31, 2015, that would require recognition or disclosure in these financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Scottsdale Funds and the Shareholders of Vanguard Russell 1000 Index Fund, Vanguard Russell 1000 Value Index Fund and Vanguard Russell 1000 Growth Index Fund: In our opinion, the accompanying statements of net assets—investments summary and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Russell 1000 Index Fund, Vanguard Russell 1000 Value Index Fund and Vanguard Russell 1000 Growth Index Fund (constituting separate portfolios of Vanguard Scottsdale Funds, hereafter referred to as the “Funds”) at August 31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the custodian and brokers, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 12, 2015

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Special 2015 tax information (unaudited) for Vanguard Russell 1000 Index Funds

This information for the fiscal year ended August 31, 2015, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Fund	($000)
Russell 1000 Index Fund	29,057
Russell 1000 Value Index Fund	33,706
Russell 1000 Growth Index Fund	27,328

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
Russell 1000 Index Fund	94.6%
Russell 1000 Value Index Fund	90.5
Russell 1000 Growth Index Fund	94.8

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Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2015. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for ETF Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Russell 1000 Index Funds
Periods Ended August 31, 2015

		Since
	One	Inception
	Year	(9/20/2010)
Russell 1000 Index Fund ETF Shares
Returns Before Taxes	0.29%	14.10%
Returns After Taxes on Distributions	-0.13	13.72
Returns After Taxes on Distributions and Sale of Fund Shares	0.52	11.34

		Since
	One	Inception
	Year	(9/20/2010)
Russell 1000 Value Index Fund ETF Shares
Returns Before Taxes	-3.59%	12.83%
Returns After Taxes on Distributions	-4.09	12.38
Returns After Taxes on Distributions and Sale of Fund Shares	-1.60	10.27

		Since
	One	Inception
	Year	(9/20/2010)
Russell 1000 Growth Index FundETF Shares
Returns Before Taxes	4.11%	15.23%
Returns After Taxes on Distributions	3.75	14.92
Returns After Taxes on Distributions and Sale of Fund Shares	2.62	12.28

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About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

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Six Months Ended August 31, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	2/28/2015	8/31/2015	Period
Based on Actual Fund Return
Russell 1000 Index Fund
ETF Shares	$1,000.00	$946.55	$0.74
Institutional Shares	1,000.00	946.75	0.54
Russell 1000 Value Index Fund
ETF Shares	$1,000.00	$932.24	$0.68
Institutional Shares	1,000.00	932.40	0.54
Russell 1000 Growth Index Fund
ETF Shares	$1,000.00	$960.47	$0.69
Institutional Shares	1,000.00	960.72	0.49
Based on Hypothetical 5% Yearly Return
Russell 1000 Index Fund
ETF Shares	$1,000.00	$1,024.45	$0.77
Institutional Shares	1,000.00	1,024.65	0.56
Russell 1000 Value Index Fund
ETF Shares	$1,000.00	$1,024.50	$0.71
Institutional Shares	1,000.00	1,024.65	0.56
Russell 1000 Growth Index Fund
ETF Shares	$1,000.00	$1,024.50	$0.71
Institutional Shares	1,000.00	1,024.70	0.51

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Russell 1000 Index Fund, 0.15% for ETF Shares and 0.11% for Institutional Shares; for the Russell 1000 Value Index Fund, 0.14% for ETF Shares and 0.11% for Institutional Shares; and for the Russell 1000 Growth Index Fund, 0.14% for ETF Shares and 0.10% for Institutional Shares. The dollar amounts shown as ”Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

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Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Russell 1000 Index Fund, Russell 1000 Value Index Fund, and Russell 1000 Growth Index Fund has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard—through its Equity Index Group—serves as investment advisor for each fund. The board determined that continuing each fund’s internalized management structure was in the best interests of each fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board reviewed the quality of investment management services provided to the funds since their inception in 2010 and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of each advisory arrangement.

Investment performance
The board considered the funds’ performance since their inception, including any periods of outperformance or underperformance relative to a target index and peer group. The board concluded that the performance was such that each advisory arrangement should continue. Information about the funds’ most recent performance can be found in the Performance Summary pages of this report.

Cost
The board concluded that each fund’s expense ratio was well below the average expense ratios charged by funds in its respective peer group and that each fund’s advisory fee rate was also well below its peer group average. Information about the funds’ expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that each fund’s at-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

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Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

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Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 194 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), Hewlett-Packard Co. (electronic computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at New
President of The Vanguard Group, and of each of	Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and	appointments in the Department of Philosophy, School
Other Experience: Executive Chief Staff and	of Arts and Sciences, and at the Graduate School of
Marketing Officer for North America and Corporate	Education, University of Pennsylvania; Trustee of the
Vice President (retired 2008) of Xerox Corporation	National Constitution Center; Chair of the Presidential
(document management products and services);	Commission for the Study of Bioethical Issues.
Executive in Residence and 2009–2010 Distinguished
Minett Professor at the Rochester Institute of	JoAnn Heffernan Heisen
Technology; Director of SPX Corporation (multi-industry	Born 1950. Trustee Since July 1998. Principal
manufacturing), the United Way of Rochester,	Occupation(s) During the Past Five Years and Other
Amerigroup Corporation (managed health care), the	Experience: Corporate Vice President and Chief
University of Rochester Medical Center, Monroe	Global Diversity Officer (retired 2008) and Member
Community College Foundation, and North Carolina	of the Executive Committee (1997–2008) of Johnson
A&T University.	& Johnson (pharmaceuticals/medical devices/
consumer products); Director of Skytop Lodge
Corporation (hotels), the University Medical Center
at Princeton, the Robert Wood Johnson Foundation,
and the Center for Talent Innovation; Member of
the Advisory Board of the Institute for Women’s
Leadership at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both	Thomas J. Higgins
at the University of Notre Dame.
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee; Board Member of	Heidi Stam
TIFF Advisory Services, Inc., and Catholic Investment	Born 1956. Secretary Since July 2005. Principal
Services, Inc. (investment advisors); Member of	Occupation(s) During the Past Five Years and Other
the Investment Advisory Committee of Major	Experience: Managing Director of The Vanguard
League Baseball.	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior Management Team
(retired 2011); Chief Investment Officer and Managing	Mortimer J. Buckley	Chris D. McIsaac
Partner of HighVista Strategies LLC (private investment	Kathleen C. Gubanich	James M. Norris
firm); Director of Rand Merchant Bank; Overseer of	Paul A. Heller	Thomas M. Rampulla
the Museum of Fine Arts Boston.	Martha G. King	Glenn W. Reed
	John T. Marcante	Karin A. Risi
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	Chairman Emeritus and Senior Advisor
Experience: President and Chief Operating Officer
(retired 2010) of Corning Incorporated (communications	John J. Brennan
equipment); Trustee of Colby-Sawyer College;	Chairman, 1996–2009
Member of the Advisory Board of the Norris Cotton	Chief Executive Officer and President, 1996–2008
Cancer Center and of the Advisory Board of the
Parthenon Group (strategy consulting).	Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

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This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
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You can review and copy information about your fund at
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find out more about this public service, call the SEC at
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Public Reference Section, Securities and Exchange
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© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q18480 102015

Annual Report | August 31, 2015

Vanguard Russell 2000 Index Funds

Vanguard Russell 2000 Index Fund

Vanguard Russell 2000 Value Index Fund

Vanguard Russell 2000 Growth Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Russell 2000 Index Fund.	9
Russell 2000 Value Index Fund.	26
Russell 2000 Growth Index Fund.	43
Your Fund’s After-Tax Returns.	62
About Your Fund’s Expenses.	63
Trustees Approve Advisory Arrangements.	65
Glossary.	66

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended August 31, 2015
Total
Returns
Vanguard Russell 2000 Index Fund
ETF Shares
Market Price	0.13%
Net Asset Value	0.03
Institutional Shares	0.11
Russell 2000 Index	0.03
Small-Cap Core Funds Average	-2.19
Small-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Russell 2000 Value Index Fund
ETF Shares
Market Price	-5.03%
Net Asset Value	-5.10
Institutional Shares	-4.97
Russell 2000 Value Index	-4.95
Small-Cap Value Funds Average	-4.82
Small-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Russell 2000 Growth Index Fund
ETF Shares
Market Price	5.25%
Net Asset Value	5.17
Institutional Shares	5.29
Russell 2000 Growth Index	5.11
Small-Cap Growth Funds Average	4.10
Small-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the Nasdaq exchange and are available only through brokers. The table provides ETF returns based on both the Nasdaq market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

1

Chairman’s Letter

Dear Shareholder,

Opposing forces tugged the broad U.S. stock market back and forth during the fiscal year ended August 31, 2015; it finished the period clinging to slight gains. Growth stocks outpaced their value counterparts, and large-, mid-, and small-capitalization stocks were in close proximity to each other.

This investment environment was mirrored in the performance of the Vanguard Russell 2000 Index Funds. All three closely tracked their target small-cap indexes, and two exceeded the average returns of their fund peers. Results ranged from 5.17% for the Russell 2000 Growth Index Fund to –5.10% for the Russell 2000 Value Index Fund. The Russell 2000 Index Fund, which includes both growth and value stocks, returned 0.03%. (All returns are for the net asset value of the funds’ ETF Shares.)

If you hold shares of your fund in a taxable account, you may wish to review the information on after-tax returns that appears later in this report.

August’s moody markets led to flat 12-month returns
U.S. stocks generally moved in opposite directions over the two halves of the fiscal year ended August 31. A first-half advance of about 6% was followed by a second-half retreat of about –5%. Ultimately, the ride ended about where it started, with the market returning less than 1%.

2

Much of the decline came in August, when stocks tumbled over fears about the global impact of China’s economic deceleration. Greece’s debt crisis, the strong U.S. dollar, perceived high valuations, and speculation about when the Federal Reserve might raise short-term interest rates also played a part. (Shortly after the close of the reporting period, the Fed announced at its September meeting that it would leave rates unchanged for the time being.)

For U.S. investors, international stocks returned about –12%, a result that would have been better if not for the dollar’s strength against many foreign currencies. China’s troubles buffeted emerging markets, which produced lower returns than the developed markets of Europe and the Pacific region.

Bonds notched more muted results as the Fed weighed rate-hike timing
The broad U.S. taxable bond market returned 1.56%. Bond prices generally fell slightly but received some support from global investors looking for higher yields than those available in many other developed markets. Buyers seeking shelter from stock market volatility also helped. The yield of the 10-year Treasury note ended August at 2.18%, down from 2.34% a year earlier.

Limited by the dollar’s strength, international bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –11.97%. Without this currency effect, they returned about 3%.

Market Barometer

		Average Annual Total Returns
		Periods Ended August 31, 2015
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	0.40%	14.68%	16.07%
Russell 2000 Index (Small-caps)	0.03	14.12	15.55
Russell 3000 Index (Broad U.S. market)	0.36	14.63	16.03
FTSE All-World ex US Index (International)	-11.50	5.79	5.17

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	1.56%	1.53%	2.98%
Barclays Municipal Bond Index (Broad tax-exempt market)	2.52	2.83	3.96
Citigroup Three-Month U.S. Treasury Bill Index	0.02	0.03	0.05

CPI
Consumer Price Index	0.20%	1.14%	1.77%

3

The Fed’s 0%–0.25% target for short-term interest rates continued to restrain money market fund and savings account returns.

Health care led the pack; energy brought up the rear
The Vanguard Russell 2000 Index Funds encompass the small-cap segment of the broad U.S. stock market. The Russell 2000 Index Fund by itself holds all of the nearly 2,000 stocks in the broad index.

The Growth and Value Index Funds represent market segments within the broader fund. Growth stocks, which have mostly outperformed value over the past five years, clearly led again in the recent period. They are typically priced at a premium to the rest of the market because of their perceived stronger growth prospects.

Health care stocks, traditionally a growth domain, generated returns of 25% to 26% for all three funds. The trends favoring the sector are familiar ones. The aging U.S. population requires more health care in all forms, health care is increasingly accessible worldwide, and the Affordable Care Act has provided insurance coverage for more people.

Pharmaceutical and biotechnology companies produced much of the sector’s returns because of promising developments in the industry’s pipeline

Expense Ratios
Your Fund Compared With Its Peer Group

	ETF	Institutional	Peer Group
	Shares	Shares	Average
Russell 2000 Index Fund	0.15%	0.08%	1.29%
Russell 2000 Value Index Fund	0.20	0.08	1.35
Russell 2000 Growth Index Fund	0.20	0.08	1.39

The fund expense ratios shown are from the prospectus dated December 23, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2015, the funds’ expense ratios were: for the Russell 2000 Index Fund, 0.15% for ETF Shares and 0.08% for Institutional Shares; for the Russell 2000 Value Index Fund, 0.20% for ETF Shares and 0.08% for Institutional Shares; for the Russell 2000 Growth Index Fund, 0.20% for ETF Shares and 0.08% for Institutional Shares. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2014.

Peer groups: For the Russell 2000 Index Fund, Small-Cap Core Funds; for the Russell 2000 Value Index Fund, Small-Cap Value Funds; and for the Russell 2000 Growth Fund, Small-Cap Growth Funds.

4

and merger-and-acquisition activity. Health care services and medical equipment companies also boosted results.

The consumer discretionary and consumer staples sectors contributed across the board as retail spending continued to grow. Returns from leisure-oriented companies, including restaurants, were particularly robust. Those gains offset some weakness in the media and auto industries.

Financial services stocks, which make up the largest portions of the Value Index Fund and the Russell 2000 Index Fund, delivered single-digit returns for all three funds. Although the sector has benefited from the long bull market, it has also been restrained by a tougher regulatory environment and exceptionally low interest rates.

The energy sector was the biggest drag on performance, returning –52% or lower for all three funds. During the past 12 months, oil prices fell nearly 50%. They were under nearly constant pressure from the high output levels of some leading oil-producing countries and concerns about slower growth in China—the world’s largest oil importer. At the same time, burgeoning U.S. production of natural gas helped to drive down that commodity’s price by about one-third.

Total Returns
Inception Through August 31, 2015
Average
Annual Return
Russell 2000 Index Fund ETF Shares Net Asset Value (Returns since inception: 9/20/2010)	13.20%
Russell 2000 Index	13.24
Small-Cap Core Funds Average	12.21
Small-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Russell 2000 Value Index Fund ETF Shares Net Asset Value (Returns since inception: 9/20/2010)	11.00%
Russell 2000 Value Index	11.19
Small-Cap Value Funds Average	11.58
Small-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Russell 2000 Growth Index Fund ETF Shares Net Asset Value (Returns since inception: 9/20/2010)	15.20%
Russell 2000 Growth Index	15.26
Small-Cap Growth Funds Average	13.66
Small-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

Two other traditionally value-oriented sectors––materials and processing, and producer durables––also registered negative returns for all three funds because of declining commodity prices.

The funds have been successful in tightly tracking their indexes
The three Vanguard Russell 2000 Index Funds launched their ETF Shares on September 20, 2010, as an extension of Vanguard’s indexing franchise. (The funds’ Institutional Shares were created later.) In the nearly five years since, they’ve met their primary goal of capturing virtually all of the returns of their target indexes.

Reflecting the overall strength of the stock markets, all three funds also recorded double-digit average annual returns. And only the Value Index Fund failed to outdistance its peer-fund average.

Vanguard’s Equity Index Group, the funds’ advisor, is responsible for this index tracking success. The group has kept the funds on target with sophisticated portfolio and management techniques refined over several decades. Low expenses––which allow you to keep more of the funds’ returns––have helped in these efforts.

An indexing benefit that’s worth keeping in mind

As a Vanguard investor, you’re probably familiar with the cost and diversification benefits that index funds typically offer. But there’s a lesser-known—yet important—advantage to indexing as well: relative predictability.

Simply put, index funds help you capture the market’s return more predictably than actively managed funds.

By definition, an index fund is built and managed to track the return of its designated broad market or market segment. Some do so more closely than others. But what’s key is that you know what to expect: whatever the market returns—good or bad—minus the fund’s costs.
Active managers, in contrast, seek to beat the market—and do so with varying degrees of success at different times.

The relative predictability of indexing can help you stay on course with your investment goals, by reducing the likelihood of particular surprises—such as being out of step with market performance. The confidence of knowing that you’ll earn a market-like return can reduce the temptation to trade based on emotions.

We recognize that some investors want the opportunity to outperform the market. That’s why Vanguard also offers low-cost active funds managed by carefully selected, world-class advisors, so you can choose an investment strategy that aligns with both your goals and your risk appetite.

6

When the markets are volatile, maintaining perspective is key
Volatility returned to the stock market with a vengeance in the final weeks of August as investors worried that a slowdown in China’s economic growth could affect world markets.

This turmoil may have evoked painful memories of previous financial setbacks—memories that had been receding after more than six years of strong U.S. stock performance. Inevitably, that sort of upheaval can lead some investors to make rash moves with their portfolios.

During periods of market adversity, however, it’s more important than ever to keep sight of one of Vanguard’s key principles: Maintain perspective and long-term discipline. Whether you’re investing for yourself or on behalf of clients, your success is affected greatly by how you react––or don’t react––when the markets turn turbulent. (You can read more in Vanguard’s Principles for Investing Success at vanguard.com/research.)

As I’ve written in the past, the best course for long-term investors generally is to ignore daily market moves and not make decisions based on emotion. This is also a good time to evaluate your portfolio and make sure your asset allocation is aligned with your time horizon, goals, and risk tolerance.

The markets are unpredictable and often confounding. Keeping long-term plans clearly in focus can be crucial as we weather these periodic storms.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
September 17, 2015

7

Your Fund’s Performance at a Glance
August 31, 2014, Through August 31, 2015
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Russell 2000 Index Fund
ETF Shares	$93.72	$92.71	$1.071	$0.000
Institutional Shares	179.29	177.40	2.131	0.000
Vanguard Russell 2000 Value Index Fund
ETF Shares	$87.76	$81.88	$1.503	$0.000
Institutional Shares	173.15	161.59	3.136	0.000
Vanguard Russell 2000 Growth Index Fund
ETF Shares	$99.83	$104.34	$0.641	$0.000
Institutional Shares	190.26	198.85	1.453	0.000

8

Russell 2000 Index Fund

Fund Profile
As of August 31, 2015

Share-Class Characteristics

	ETF	Institutional
	Shares	Shares
Ticker Symbol	VTWO	VRTIX
Expense Ratio[1]	0.15%	0.08%
30-Day SEC Yield	1.22%	1.36%

Portfolio Characteristics
			DJ
			U.S.
			Total
		Russell	Market
		2000	FA
	Fund	Index	Index
Number of Stocks	1,993	1,958	3,828
Median Market Cap	$1.7B	$1.7B	$47.2B
Price/Earnings Ratio	32.1x	32.1x	20.8x
Price/Book Ratio	2.1x	2.1x	2.6x
Return on Equity	10.6%	10.6%	17.1%
Earnings Growth
Rate	10.3%	10.2%	10.2%
Dividend Yield	1.5%	1.5%	2.1%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	17%	—	—
Short-Term
Reserves	0.0%	—	—

Volatility Measures
		DJ
	Russell	U.S. Total
	2000	Market
	Index	FA Index
R-Squared	1.00	0.72
Beta	1.00	1.16

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)

Anacor Pharmaceuticals
Inc.	Biotechnology	0.3%
Tyler Technologies Inc.	Computer Services
	Software & Systems	0.3
Manhattan Associates	Computer Services
Inc.	Software & Systems	0.2
Ultragenyx
Pharmaceutical Inc.	Biotechnology	0.2
Team Health Holdings
Inc.	Health Care Services	0.2
First American Financial	Insurance:
Corp.	Property-Casualty	0.2
CubeSmart	Real Estate
	Investment Trusts
	(REITs)	0.2
Casey's General Stores	Drug & Grocery Store
Inc.	Chains	0.2
Investors Bancorp Inc.	Banks: Diversified	0.2
West Pharmaceutical	Medical & Dental
Services Inc.	Instruments &
	Supplies	0.2
Top Ten		2.2%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 23, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2015, the expense ratios were 0.15% for ETF Shares and 0.08% for Institutional Shares.

9

Russell 2000 Index Fund

Sector Diversification (% of equity exposure)
			DJ
			U.S.
			Total
		Russell	Market
		2000	FA
	Fund	Index	Index
Consumer Discretionary 15.3%		15.3%	14.9%
Consumer Staples	3.0	3.0	7.6
Energy	2.9	2.9	6.7
Financial Services	25.6	25.6	20.1
Health Care	16.5	16.5	14.8
Materials & Processing	5.8	5.8	3.9
Producer Durables	12.1	12.1	10.6
Technology	14.2	14.2	16.3
Utilities	4.6	4.6	5.1

10

Russell 2000 Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 20, 2010, Through August 31, 2015
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2015

		Since	Final Value
	One	Inception	of a $10,000
	Year	(9/20/2010)	Investment

Russell 2000 Index Fund*ETF Shares
Net Asset Value	0.03%	13.20%	$18,462
Russell 2000 Index Fund*ETF Shares
Market Price	0.13	13.20	18,461

• Russell 2000 Index	0.03	13.24	18,494

Small-Cap Core Funds Average	-2.19	12.21	17,681
Dow Jones U.S. Total Stock Market
Float Adjusted Index	0.29	14.14	19,234

Small-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $5,000,000
	Year	(12/22/2010)	Investment
Russell 2000 Index Fund Institutional Shares	0.11%	10.02%	$7,826,607
Russell 2000 Index	0.03	9.98	7,811,738
Dow Jones U.S. Total Stock Market Float
Adjusted Index	0.29	12.23	8,589,453
"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

11

Russell 2000 Index Fund

Cumulative Returns of ETF Shares: September 20, 2010, Through August 31, 2015
		Since
	One	Inception
	Year	(9/20/2010)
Russell 2000 Index Fund ETF Shares Market Price	0.13%	84.61%
Russell 2000 Index Fund ETF Shares Net Asset
Value	0.03	84.62
Russell 2000 Index	0.03	84.94
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): September 20, 2010, Through August 31, 2015

Russell 2000 Index Fund ETF Shares Net Asset Value
Russell 2000 Index

Average Annual Total Returns: Periods Ended June 30, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
ETF Shares	9/20/2010
Market Price		6.58%	15.55%
Net Asset Value		6.51	15.54
Institutional Shares	12/22/2010	6.58	12.30

12

Russell 2000 Index Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of August 31, 2015

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Common Stocks
Consumer Discretionary
* Burlington Stores Inc.	46,744	2,482	0.2%
Vail Resorts Inc.	22,531	2,431	0.2%
* Buffalo Wild Wings Inc.	11,775	2,233	0.2%
American Eagle Outfitters Inc.	121,139	2,062	0.2%
Consumer Discretionary—Other †		155,269	14.4%
		164,477	15.2%
Consumer Staples
Casey’s General Stores Inc.	24,084	2,549	0.2%
* Post Holdings Inc.	38,044	2,483	0.2%
* TreeHouse Foods Inc.	26,578	2,109	0.2%
Consumer Staples—Other †		25,451	2.4%
		32,592	3.0%

Energy †		31,016	2.9%

Financial Services
First American Financial Corp.	67,194	2,611	0.3%
CubeSmart	103,115	2,608	0.2%
Investors Bancorp Inc.	216,188	2,547	0.2%
* Strategic Hotels & Resorts Inc.	170,664	2,302	0.2%
Umpqua Holdings Corp.	136,721	2,285	0.2%
RLJ Lodging Trust	81,938	2,257	0.2%
Prosperity Bancshares Inc.	43,420	2,244	0.2%
* MGIC Investment Corp.	210,538	2,223	0.2%
Highwoods Properties Inc.	58,302	2,212	0.2%
LaSalle Hotel Properties	70,025	2,203	0.2%
CNO Financial Group Inc.	122,080	2,184	0.2%
Radian Group Inc.	118,659	2,133	0.2%
MarketAxess Holdings Inc.	23,136	2,092	0.2%
* Euronet Worldwide Inc.	32,160	2,073	0.2%

13

Russell 2000 Index Fund

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
New Residential Investment Corp.	142,835	2,023	0.2%
Financial Services—Other †		240,956	22.3%
		274,953	25.4%
Health Care
* Anacor Pharmaceuticals Inc.	25,404	3,313	0.3%
* Ultragenyx Pharmaceutical Inc.	23,825	2,659	0.3%
* Team Health Holdings Inc.	44,643	2,622	0.3%
West Pharmaceutical Services Inc.	44,600	2,491	0.2%
* ABIOMED Inc.	25,873	2,481	0.2%
* WellCare Health Plans Inc.	27,302	2,475	0.2%
* Neurocrine Biosciences Inc.	52,950	2,456	0.2%
HealthSouth Corp.	56,717	2,422	0.2%
STERIS Corp.	37,023	2,371	0.2%
* Amsurg Corp.	30,011	2,353	0.2%
* PAREXEL International Corp.	34,199	2,248	0.2%
* Cepheid	44,500	2,169	0.2%
* Thoratec Corp.	33,598	2,111	0.2%
* Dyax Corp.	90,302	2,079	0.2%
Health Care—Other †		143,729	13.3%
		177,979	16.4%
Materials & Processing
* Berry Plastics Group Inc.	74,015	2,191	0.2%
Materials & Processing—Other †		59,828	5.5%
		62,019	5.7%

[1]Other †		522	0.1%

Producer Durables
MAXIMUS Inc.	40,846	2,473	0.2%
* Teledyne Technologies Inc.	21,905	2,145	0.2%
Producer Durables—Other †		125,700	11.6%
		130,318	12.0%
Technology
* Tyler Technologies Inc.	20,874	2,881	0.3%
* Manhattan Associates Inc.	45,738	2,675	0.2%
* Guidewire Software Inc.	43,493	2,432	0.2%
* Cavium Inc.	34,285	2,332	0.2%
* Qlik Technologies Inc.	56,617	2,144	0.2%
* EPAM Systems Inc.	30,316	2,141	0.2%
* Dealertrack Technologies Inc.	33,966	2,132	0.2%
* NetScout Systems Inc.	57,048	2,085	0.2%
* Verint Systems Inc.	38,035	2,028	0.2%
Technology—Other †		131,508	12.2%
		152,358	14.1%
Utilities
j2 Global Inc.	29,883	2,079	0.2%
* Dynegy Inc.	79,438	2,046	0.2%
Utilities—Other †		45,486	4.2%
		49,611	4.6%
Total Common Stocks (Cost $1,106,914)		1,075,845	99.4%[2]

14

Russell 2000 Index Fund

			Market	Percentage
			Value•	of Net
	Coupon	Shares	($000)	Assets
Temporary Cash Investments
Money Market Fund
3,[4] Vanguard Market Liquidity Fund	0.168%	19,124,789	19,125	1.8%

5U.S. Government and Agency Obligations †			500	0.0%
Total Temporary Cash Investments (Cost $19,625)			19,625	1.8%[2]
[6]Total Investments (Cost $1,126,539)			1,095,470	101.2%

			Amount
			($000)
Other Assets and Liabilities
Other Assets
Investment in Vanguard			98
Receivables for Investment Securities Sold			495
Receivables for Accrued Income			799
Receivables for Capital Shares Issued			286
Other Assets			34
Total Other Assets			1,712	0.2%
Liabilities
Payables for Investment Securities Purchased			(1,975)
Collateral for Securities on Loan			(12,418)
Payables for Capital Shares Redeemed			(101)
Payables to Vanguard			(228)
Other Liabilities			(54)
Total Liabilities			(14,776)	(1.4%)
Net Assets			1,082,406	100.0%

At August 31, 2015, net assets consisted of:
				Amount
				($000)
Paid-in Capital				1,129,852
Undistributed Net Investment Income				7,050
Accumulated Net Realized Losses				(23,109)
Unrealized Appreciation (Depreciation)
Investment Securities				(31,069)
Futures Contracts				(318)
Net Assets				1,082,406

ETF Shares—Net Assets
Applicable to 5,975,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				553,928
Net Asset Value Per Share—ETF Shares				$92.71

15

Russell 2000 Index Fund

Amount
($000)
Institutional Shares—Net Assets
Applicable to 2,979,056 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	528,478
Net Asset Value Per Share—Institutional Shares	$177.40

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 “Other” represents securities that are not classified by the fund’s benchmark index.
2 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 1.2%, respectively, of net assets.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $12,418,000 of collateral received for securities on loan.
5 Securities with a value of $400,000 have been segregated as initial margin for open futures contracts.
6 The total value of securities on loan is $11,434,000.
See accompanying Notes, which are an integral part of the Financial Statements.

16

Russell 2000 Index Fund

Statement of Operations

Year Ended
August 31, 2015
($000)
Investment Income
Income
Dividends	11,245
Interest[1]	10
Securities Lending	930
Total Income	12,185
Expenses
The Vanguard Group—Note B
Investment Advisory Services	144
Management and Administrative—ETF Shares	348
Management and Administrative—Institutional Shares	28
Marketing and Distribution—ETF Shares	80
Marketing and Distribution—Institutional Shares	54
Custodian Fees	314
Auditing Fees	25
Shareholders’ Reports—ETF Shares	29
Shareholders’ Reports—Institutional Shares	—
Trustees’ Fees and Expenses	1
Total Expenses	1,023
Net Investment Income	11,162
Realized Net Gain (Loss)
Investment Securities Sold	98,760
Futures Contracts	470
Realized Net Gain (Loss)	99,230
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(125,320)
Futures Contracts	(397)
Change in Unrealized Appreciation (Depreciation)	(125,717)
Net Increase (Decrease) in Net Assets Resulting from Operations	(15,325)
1 Interest income from an affiliated company of the fund was $9,000.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Russell 2000 Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	11,162	8,336
Realized Net Gain (Loss)	99,230	83,433
Change in Unrealized Appreciation (Depreciation)	(125,717)	8,318
Net Increase (Decrease) in Net Assets Resulting from Operations	(15,325)	100,087
Distributions
Net Investment Income
ETF Shares	(5,355)	(3,732)
Institutional Shares	(3,706)	(3,461)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(9,061)	(7,193)
Capital Share Transactions
ETF Shares	188,644	70,573
Institutional Shares	223,654	(4,467)
Net Increase (Decrease) from Capital Share Transactions	412,298	66,106
Total Increase (Decrease)	387,912	159,000
Net Assets
Beginning of Period	694,494	535,494
End of Period[1]	1,082,406	694,494

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $7,050,000 and $4,873,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Russell 2000 Index Fund

Financial Highlights

ETF Shares
					Sept. 20,
					2010[1] to

For a Share Outstanding	Year Ended August 31,				Aug. 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$93.72	$80.46	$64.74	$57.66	$52.78
Investment Operations
Net Investment Income	1.224 [2]	1.054	1.161	.869[2]	.575
Net Realized and Unrealized Gain (Loss)
on Investments	(1.163)	13.163	15.604	6.749	4.531
Total from Investment Operations	.061	14.217	16.765	7.618	5.106
Distributions
Dividends from Net Investment Income	(1.071)	(.957)	(1.045)	(. 538)	(.226)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.071)	(.957)	(1.045)	(. 538)	(.226)
Net Asset Value, End of Period	$92.71	$93.72	$80.46	$64.74	$57.66

Total Return	0.03%	17.69%	26.23%	13.30%	9.64%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$554	$375	$257	$149	$29
Ratio of Total Expenses to Average Net Assets	0.15%	0.15%	0.15%	0.15%	0.15%[3]
Ratio of Net Investment Income to
Average Net Assets	1.28%	1.23%	1.71%	1.45%	1.14%[3]
Portfolio Turnover Rate [4]	17%	16%	32%	35%	34%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Russell 2000 Index Fund

Financial Highlights

Institutional Shares
					Dec. 22,
					2010[1] to

For a Share Outstanding		Year Ended August 31,			Aug. 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$179.29	$153.88	$123.77	$110.21	$119.33
Investment Operations
Net Investment Income	2.453 [2]	2.110	2.306	1.733 [2]	.652
Net Realized and Unrealized Gain (Loss)
on Investments	(2.212)	25.206	29.858	12.899	(9.340)
Total from Investment Operations	.241	27.316	32.164	14.632	(8.688)
Distributions
Dividends from Net Investment Income	(2.131)	(1.906)	(2.054)	(1.072)	(. 432)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.131)	(1.906)	(2.054)	(1.072)	(. 432)
Net Asset Value, End of Period	$177.40	$179.29	$153.88	$123.77	$110.21

Total Return	0.11%	17.78%	26.33%	13.37%	-7.31%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$528	$320	$278	$202	$78
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.08%[3]
Ratio of Net Investment Income to
Average Net Assets	1.35%	1.30%	1.78%	1.52%	1.21%[3]
Portfolio Turnover Rate [4]	17%	16%	32%	35%	34%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Russell 2000 Index Fund

Notes to Financial Statements

Vanguard Russell 2000 Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2015, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

21

Russell 2000 Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counter-parties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counter-party risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2015, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

22

Russell 2000 Index Fund

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2015, the fund had contributed to Vanguard capital in the amount of $98,000, representing 0.01% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,075,755	—	90
Temporary Cash Investments	19,125	500	—
Futures Contracts—Assets[1]	8	—	—
Futures Contracts—Liabilities[1]	(54)	—	—
Total	1,094,834	500	90
1 Represents variation margin on the last day of the reporting period.

D. At August 31, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini Russell 2000 Index	September 2015	55	6,366	(318)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

23

Russell 2000 Index Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Certain of the fund’s investments are in securities considered to be passive foreign investment companies, for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended August 31, 2015, the fund realized gains on the sale of passive foreign investment companies of $76,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income. Passive foreign investment companies held at August 31, 2015, had unrealized appreciation of $83,000, of which all has been distributed and is reflected in the balance of undistributed net investment income.

During the year ended August 31, 2015, the fund realized $114,503,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2015, the fund had $7,326,000 of ordinary income available for distribution. The fund had available capital losses totaling $23,326,000 that may be carried forward indefinitely to offset future net capital gains.

At August 31, 2015, the cost of investment securities for tax purposes was $1,126,723,000. Net unrealized depreciation of investment securities for tax purposes was $31,253,000, consisting of unrealized gains of $82,736,000 on securities that had risen in value since their purchase and $113,989,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended August 31, 2015, the fund purchased $881,590,000 of investment securities and sold $468,870,000 of investment securities, other than temporary cash investments. Purchases and sales include $443,254,000 and $324,807,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

24

Russell 2000 Index Fund

G. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2015		2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	647,425	6,700	401,320	4,400
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(458,781)	(4,725)	(330,747)	(3,600)
Net Increase (Decrease)—ETF Shares	188,644	1,975	70,573	800
Institutional Shares
Issued	316,346	1,709	67,964	399
Issued in Lieu of Cash Distributions	3,416	19	3,224	18
Redeemed	(96,108)	(532)	(75,655)	(441)
Net Increase (Decrease) —Institutional Shares	223,654	1,196	(4,467)	(24)

At August 31, 2015, one shareholder was the record or beneficial owner of 26% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.

H. Management has determined that no material events or transactions occurred subsequent to August 31, 2015, that would require recognition or disclosure in these financial statements.

25

Russell 2000 Value Index Fund

Fund Profile
As of August 31, 2015

Share-Class Characteristics

	ETF	Institutional
	Shares	Shares
Ticker Symbol	VTWV	VRTVX
Expense Ratio[1]	0.20%	0.08%
30-Day SEC Yield	1.93%	2.13%

Portfolio Characteristics
			DJ
			U.S.
		Russell	Total
		2000	Market
		Value	FA
	Fund	Index	Index
Number of Stocks	1,324	1,310	3,828
Median Market Cap	$1.5B	$1.5B	$47.2B
Price/Earnings Ratio	23.3x	23.2x	20.8x
Price/Book Ratio	1.4x	1.4x	2.6x
Return on Equity	7.6%	7.6%	17.1%
Earnings Growth
Rate	8.0%	8.0%	10.2%
Dividend Yield	2.2%	2.2%	2.1%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	28%	—	—
Short-Term
Reserves	0.3%	—	—

Volatility Measures
	Russell	DJ
	2000	U.S. Total
	Value	Market
	Index	FA Index
R-Squared	1.00	0.69
Beta	1.00	1.11

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
First American Financial	Insurance:
Corp.	Property-Casualty	0.5%
Investors Bancorp Inc.	Banks: Diversified	0.5
Post Holdings Inc.	Foods	0.5
Strategic Hotels &	Real Estate
Resorts Inc.	Investment Trusts
	(REITs)	0.4
Umpqua Holdings Corp.	Banks: Diversified	0.4
Prosperity Bancshares
Inc.	Banks: Diversified	0.4
Highwoods Properties	Real Estate
Inc.	Investment Trusts
	(REITs)	0.4
LaSalle Hotel Properties	Real Estate
	Investment Trusts
	(REITs)	0.4
CNO Financial Group
Inc.	Insurance: Life	0.4
Radian Group Inc.	Insurance:
	Property-Casualty	0.4
Top Ten		4.3%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 23, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2015, the expense ratios were 0.20% for ETF Shares and 0.08% for Institutional Shares.

26

Russell 2000 Value Index Fund

Sector Diversification (% of equity exposure)
			DJ
			U.S.
		Russell	Total
		2000	Market
		Value	FA
	Fund	Index	Index
Consumer Discretionary	11.0%	11.0%	14.9%
Consumer Staples	2.8	2.8	7.6
Energy	4.5	4.5	6.7
Financial Services	42.3	42.5	20.1
Health Care	4.6	4.4	14.8
Materials & Processing	4.4	4.4	3.9
Producer Durables	12.7	12.8	10.6
Technology	9.7	9.6	16.3
Utilities	8.0	8.0	5.1

27

Russell 2000 Value Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 20, 2010, Through August 31, 2015
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2015

		Since	Final Value
	One	Inception	of a $10,000
	Year	(9/20/2010)	Investment

Russell 2000 Value Index Fund*ETF
Shares Net Asset Value	-5.10%	11.00%	$16,757
Russell 2000 Value Index Fund*ETF
Shares Market Price	-5.03	10.99	16,750

Russell 2000 Value Index	-4.95	11.19	16,896

Small-Cap Value Funds Average	-4.82	11.58	17,192
Dow Jones U.S. Total Stock Market
Float Adjusted Index	0.29	14.14	19,234

Small-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $5,000,000
	Year	(7/13/2012)	Investment
Russell 2000 Value Index Fund Institutional
Shares	-4.97%	11.70%	$7,072,151

Russell 2000 Value Index	-4.95	11.75	7,081,811
Dow Jones U.S. Total Stock Market Float
Adjusted Index	0.29	15.23	7,795,311
"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

28

Russell 2000 Value Index Fund

Cumulative Returns of ETF Shares: September 20, 2010, Through August 31, 2015
		Since
	One	Inception
	Year	(9/20/2010)
Russell 2000 Value Index Fund ETF Shares Market
Price	-5.03%	67.50%
Russell 2000 Value Index Fund ETF Shares Net
Asset Value	-5.10	67.57
Russell 2000 Value Index	-4.95	68.96
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): September 20, 2010, Through August 31, 2015

Russell 2000 Value Index Fund ETF Shares Net Asset Value
Russell 2000 Value Index

Average Annual Total Returns: Periods Ended June 30, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
ETF Shares	9/20/2010
Market Price		0.65%	13.27%
Net Asset Value		0.65	13.27
Institutional Shares	7/13/2012	0.78	15.43

29

Russell 2000 Value Index Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of August 31, 2015

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Common Stocks
Consumer Discretionary
* Houghton Mifflin Harcourt Co.	21,287	481	0.3%
Consumer Discretionary—Other †		15,196	10.6%
		15,677	10.9%
Consumer Staples
* Post Holdings Inc.	10,244	669	0.5%
* TreeHouse Foods Inc.	7,175	569	0.4%
Consumer Staples—Other †		2,797	1.9%
		4,035	2.8%

Energy †		6,438	4.5%

Financial Services
First American Financial Corp.	18,123	704	0.5%
Investors Bancorp Inc.	58,316	687	0.5%
* Strategic Hotels & Resorts Inc.	46,056	621	0.4%
Umpqua Holdings Corp.	36,891	616	0.4%
Prosperity Bancshares Inc.	11,717	605	0.4%
Highwoods Properties Inc.	15,731	597	0.4%
LaSalle Hotel Properties	18,898	595	0.4%
CNO Financial Group Inc.	32,955	590	0.4%
Radian Group Inc.	32,031	576	0.4%
New Residential Investment Corp.	38,506	545	0.4%
Webster Financial Corp.	15,191	537	0.4%
* Stifel Financial Corp.	11,356	529	0.4%
FirstMerit Corp.	27,758	499	0.3%
PrivateBancorp Inc.	13,159	498	0.3%
EPR Properties	9,572	487	0.3%
Sunstone Hotel Investors Inc.	34,771	481	0.3%
DCT Industrial Trust Inc.	14,876	478	0.3%
Pebblebrook Hotel Trust	11,972	456	0.3%

30

Russell 2000 Value Index Fund

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Medical Properties Trust Inc.	38,912	454	0.3%
United Bankshares Inc.	11,571	433	0.3%
Sun Communities Inc.	6,561	428	0.3%
MB Financial Inc.	12,517	412	0.3%
Colony Capital Inc. Class A	18,612	404	0.3%
Wintrust Financial Corp.	7,901	403	0.3%
Cathay General Bancorp	13,315	395	0.3%
Symetra Financial Corp.	12,513	394	0.3%
DiamondRock Hospitality Co.	33,443	393	0.3%
Financial Services—Other †		46,956	32.6%
		60,773	42.1%
Health Care
* Amsurg Corp.	6,106	479	0.3%
* Medicines Co.	9,943	408	0.3%
Health Care—Other †		5,501	3.8%
		6,388	4.4%

Materials & Processing †		6,336	4.4%

[1]Other †		42	0.0%

Producer Durables
Curtiss-Wright Corp.	7,488	492	0.4%
EMCOR Group Inc.	10,445	481	0.3%
* Teledyne Technologies Inc.	4,374	428	0.3%
* Esterline Technologies Corp.	5,184	424	0.3%
Producer Durables—Other †		16,416	11.4%
		18,241	12.7%
Technology
Mentor Graphics Corp.	16,663	431	0.3%
* Tech Data Corp.	6,137	400	0.3%
* Dealertrack Technologies Inc.	6,290	395	0.3%
Technology—Other †		12,507	8.6%
		13,733	9.5%
Utilities
* Dynegy Inc.	21,448	552	0.4%
Cleco Corp.	10,123	542	0.4%
Portland General Electric Co.	14,767	510	0.4%
Piedmont Natural Gas Co. Inc.	13,126	506	0.3%
IDACORP Inc.	8,430	501	0.3%
WGL Holdings Inc.	8,286	449	0.3%
Southwest Gas Corp.	7,805	430	0.3%
UIL Holdings Corp.	9,433	430	0.3%
NorthWestern Corp.	7,838	405	0.3%
New Jersey Resources Corp.	14,259	403	0.3%
ALLETE Inc.	8,123	388	0.3%
Utilities—Other †		6,374	4.4%
		11,490	8.0%
Total Common Stocks (Cost $158,795)		143,153	99.3%[2]

31

Russell 2000 Value Index Fund

			Market	Percentage
			Value•	of Net
	Coupon	Shares	($000)	Assets
Temporary Cash Investments
Money Market Fund
3,[4] Vanguard Market Liquidity Fund	0.168%	1,513,120	1,513	1.0%

5U.S. Government and Agency Obligations †			100	0.1%
Total Temporary Cash Investments (Cost $1,613)			1,613	1.1%[2]
[6]Total Investments (Cost $160,408)			144,766	100.4%

			Amount
			($000)
Other Assets and Liabilities
Other Assets
Investment in Vanguard			14
Receivables for Investment Securities Sold			90
Receivables for Accrued Income			150
Receivables for Capital Shares Issued			172
Total Other Assets			426	0.3%
Liabilities
Payables for Investment Securities Purchased			(299)
Collateral for Securities on Loan			(543)
Payables for Capital Shares Redeemed			(2)
Payables to Vanguard			(33)
Other Liabilities			(73)
Total Liabilities			(950)	(0.7%)
Net Assets			144,242	100.0%

At August 31, 2015, net assets consisted of:
				Amount
				($000)
Paid-in Capital				166,355
Undistributed Net Investment Income				1,725
Accumulated Net Realized Losses				(8,152)
Unrealized Appreciation (Depreciation)
Investment Securities				(15,642)
Futures Contracts				(44)
Net Assets				144,242

ETF Shares—Net Assets
Applicable to 900,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				73,694
Net Asset Value Per Share—ETF Shares				$81.88

32

Russell 2000 Value Index Fund

Amount
($000)
Institutional Shares—Net Assets
Applicable to 436,580 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	70,548
Net Asset Value Per Share—Institutional Shares	$161.59

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 “Other” represents securities that are not classified by the fund’s benchmark index.
2 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.8% and 0.6%, respectively, of net assets.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $543,000 of collateral received for securities on loan.
5 Securities with a value of $100,000 have been segregated as initial margin for open futures contracts.
6 The total value of securities on loan is $484,000.
See accompanying Notes, which are an integral part of the Financial Statements.

33

Russell 2000 Value Index Fund

Statement of Operations

Year Ended
August 31, 2015
($000)
Investment Income
Income
Dividends	3,050
Interest[1]	2
Securities Lending	92
Total Income	3,144
Expenses
The Vanguard Group—Note B
Investment Advisory Services	19
Management and Administrative—ETF Shares	80
Management and Administrative—Institutional Shares	1
Marketing and Distribution—ETF Shares	14
Marketing and Distribution—Institutional Shares	13
Custodian Fees	62
Auditing Fees	25
Shareholders’ Reports—ETF Shares	4
Shareholders’ Reports—Institutional Shares	—
Total Expenses	218
Net Investment Income	2,926
Realized Net Gain (Loss)
Investment Securities Sold	11,805
Futures Contracts	88
Realized Net Gain (Loss)	11,893
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(21,931)
Futures Contracts	(46)
Change in Unrealized Appreciation (Depreciation)	(21,977)
Net Increase (Decrease) in Net Assets Resulting from Operations	(7,158)
1 Interest income from an affiliated company of the fund was $1,000.

See accompanying Notes, which are an integral part of the Financial Statements.

34

Russell 2000 Value Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,926	2,584
Realized Net Gain (Loss)	11,893	18,189
Change in Unrealized Appreciation (Depreciation)	(21,977)	(731)
Net Increase (Decrease) in Net Assets Resulting from Operations	(7,158)	20,042
Distributions
Net Investment Income
ETF Shares	(1,353)	(856)
Institutional Shares	(1,497)	(1,206)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(2,850)	(2,062)
Capital Share Transactions
ETF Shares	8,868	16,354
Institutional Shares	(6,380)	21,535
Net Increase (Decrease) from Capital Share Transactions	2,488	37,889
Total Increase (Decrease)	(7,520)	55,869
Net Assets
Beginning of Period	151,762	95,893
End of Period[1]	144,242	151,762

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $1,725,000 and $1,634,000.

See accompanying Notes, which are an integral part of the Financial Statements.

35

Russell 2000 Value Index Fund

Financial Highlights

ETF Shares
					Sept. 20,
					2010[1] to
For a Share Outstanding		Year Ended August 31,			Aug. 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$87.76	$75.48	$61.97	$55.14	$52.39
Investment Operations
Net Investment Income	1.530	1.284	1.639	1.126[2]	.921[2]
Net Realized and Unrealized Gain (Loss)
on Investments	(5.907)	12.219	13.109	6.424	2.249
Total from Investment Operations	(4.377)	13.503	14.748	7.550	3.170
Distributions
Dividends from Net Investment Income	(1.503)	(1.223)	(1.238)	(.720)	(. 420)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.503)	(1.223)	(1.238)	(.720)	(. 420)
Net Asset Value, End of Period	$81.88	$87.76	$75.48	$61.97	$55.14

Total Return	-5.10%	17.92%	24.14%	13.81%	5.98%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$74	$70	$45	$19	$17
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%[3]
Ratio of Net Investment Income to
Average Net Assets	1.80%	1.83%	2.12%	2.02%	1.79%[3]
Portfolio Turnover Rate [4]	28%	36%	60%	40%	101%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

36

Russell 2000 Value Index Fund

Financial Highlights

Institutional Shares
				July 13,
				2012[1] to
For a Share Outstanding	Year Ended August 31,			Aug. 31,
Throughout Each Period	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$173.15	$148.87	$122.12	$120.40
Investment Operations
Net Investment Income	3.195	2.724	3.360	. 276 [2]
Net Realized and Unrealized Gain (Loss) on Investments	(11.619)	24.103	25.888	1.444
Total from Investment Operations	(8.424)	26.827	29.248	1.720
Distributions
Dividends from Net Investment Income	(3.136)	(2.547)	(2.498)	—
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(3.136)	(2.547)	(2.498)	—
Net Asset Value, End of Period	$161.59	$173.15	$148.87	$122.12

Total Return	-4.97%	18.07%	24.29%	1.43%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$71	$82	$51	$6
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.08%	0.08%[3]
Ratio of Net Investment Income to Average Net Assets	1.92%	1.95%	2.24%	2.14%[3]
Portfolio Turnover Rate [4]	28%	36%	60%	40%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

37

Russell 2000 Value Index Fund

Notes to Financial Statements

Vanguard Russell 2000 Value Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2015, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

38

Russell 2000 Value Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counter-parties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counter-party risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2015, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

39

Russell 2000 Value Index Fund

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2015, the fund had contributed to Vanguard capital in the amount of $14,000, representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	143,134	—	19
Temporary Cash Investments	1,513	100	—
Futures Contracts—Assets[1]	1	—	—
Futures Contracts—Liabilities[1]	(7)	—	—
Total	144,641	100	19
1 Represents variation margin on the last day of the reporting period.

D. At August 31, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini Russell 2000 Index	September 2015	7	810	(44)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

40

Russell 2000 Value Index Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Certain of the fund’s investments are in securities considered to be passive foreign investment companies, for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended August 31, 2015, the fund realized gains on the sale of passive foreign investment companies of $15,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income.

During the year ended August 31, 2015, the fund realized $18,806,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2015, the fund had $1,761,000 of ordinary income available for distribution. The fund had available capital losses totaling $8,192,000 that may be carried forward indefinitely to offset future net capital gains.

At August 31, 2015, the cost of investment securities for tax purposes was $160,420,000. Net unrealized depreciation of investment securities for tax purposes was $15,654,000, consisting of unrealized gains of $5,293,000 on securities that had risen in value since their purchase and $20,947,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended August 31, 2015, the fund purchased $150,928,000 of investment securities and sold $148,852,000 of investment securities, other than temporary cash investments. Purchases and sales include $105,034,000 and $105,349,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2015		2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	175,714	2,000	178,165	2,100
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(166,846)	(1,900)	(161,811)	(1,900)
Net Increase (Decrease)—ETF Shares	8,868	100	16,354	200
Institutional Shares
Issued	15,832	93	40,000	240
Issued in Lieu of Cash Distributions	1,497	9	1,206	7
Redeemed	(23,709)	(136)	(19,671)	(116)
Net Increase (Decrease) —Institutional Shares	(6,380)	(34)	21,535	131

41

Russell 2000 Value Index Fund

At August 31, 2015, one shareholder was the record or beneficial owner of 27% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.

H. Management has determined that no material events or transactions occurred subsequent to August 31, 2015, that would require recognition or disclosure in these financial statements.

42

Russell 2000 Growth Index Fund

Fund Profile
As of August 31, 2015

Share-Class Characteristics

	ETF	Institutional
	Shares	Shares
Ticker Symbol	VTWG	VRTGX
Expense Ratio[1]	0.20%	0.08%
30-Day SEC Yield	0.43%	0.62%

Portfolio Characteristics
			DJ
			U.S.
		Russell	Total
		2000	Market
		Growth	FA
	Fund	Index	Index
Number of Stocks	1,194	1,156	3,828
Median Market Cap	$1.9B	$1.9B	$47.2B
Price/Earnings Ratio	50.3x	50.8x	20.8x
Price/Book Ratio	4.2x	4.2x	2.6x
Return on Equity	14.4%	14.4%	17.1%
Earnings Growth
Rate	12.7%	12.7%	10.2%
Dividend Yield	0.7%	0.7%	2.1%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	34%	—	—
Short-Term
Reserves	0.1%	—	—

Volatility Measures
		DJ
		U.S. Total
	Russell 2000	Market
	Growth Index	FA Index
R-Squared	1.00	0.69
Beta	1.00	1.21

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)

Anacor Pharmaceuticals
Inc.	Biotechnology	0.6%
Tyler Technologies Inc.	Computer Services
	Software & Systems	0.5
Manhattan Associates	Computer Services
Inc.	Software & Systems	0.5
Ultragenyx
Pharmaceutical Inc.	Biotechnology	0.5
Team Health Holdings
Inc.	Health Care Services	0.5
Casey's General Stores	Drug & Grocery Store
Inc.	Chains	0.5
West Pharmaceutical	Medical & Dental
Services Inc.	Instruments &
	Supplies	0.5
ABIOMED Inc.	Medical & Dental
	Instruments &
	Supplies	0.5
WellCare Health Plans	Health Care
Inc.	Management
	Services	0.5
MAXIMUS Inc.	Back Office Support
	HR & Consulting	0.5
Top Ten		5.1%

The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 23, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2015, the expense ratios were 0.20% for ETF Shares and 0.08% for Institutional Shares.

43

Russell 2000 Growth Index Fund

Investment Focus

Sector Diversification (% of equity exposure)
			DJ
			U.S.
		Russell	Total
		2000	Market
		Growth	FA
	Fund	Index	Index
Consumer Discretionary 19.5%		19.6%	14.9%
Consumer Staples	3.2	3.2	7.6
Energy	1.3	1.3	6.7
Financial Services	9.2	9.1	20.1
Health Care	28.2	28.2	14.8
Materials & Processing	7.1	7.1	3.9
Other	0.1	0.0	0.0
Producer Durables	11.5	11.5	10.6
Technology	18.6	18.7	16.3
Utilities	1.3	1.3	5.1

44

Russell 2000 Growth Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 20, 2010, Through August 31, 2015
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2015

		Since	Final Value
	One	Inception	of a $10,000
	Year	(9/20/2010)	Investment

Russell 2000 Growth Index
Fund*ETF Shares Net Asset Value	5.17%	15.20%	$20,132
Russell 2000 Growth Index
Fund*ETF Shares Market Price	5.25	15.19	20,128

Russell 2000 Growth Index	5.11	15.26	20,182

Small-Cap Growth Funds Average	4.10	13.66	18,838
Dow Jones U.S. Total Stock Market
Float Adjusted Index	0.29	14.14	19,234

Small-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $5,000,000
	Year	(5/25/2011)	Investment
Russell 2000 Growth Index Fund Institutional
Shares	5.29%	11.44%	$7,939,862

Russell 2000 Growth Index	5.11	11.36	7,915,232
Dow Jones U.S. Total Stock Market Float
Adjusted Index	0.29	11.99	8,106,824

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

45

Russell 2000 Growth Index Fund

Cumulative Returns of ETF Shares: September 20, 2010, Through August 31, 2015
		Since
	One	Inception
	Year	(9/20/2010)
Russell 2000 Growth Index Fund ETF Shares
Market Price	5.25%	101.28%
Russell 2000 Growth Index Fund ETF Shares Net
Asset Value	5.17	101.32
Russell 2000 Growth Index	5.11	101.82
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): September 20, 2010, Through August 31, 2015

Russell 2000 Growth Index Fund ETF Shares Net Asset Value
Russell 2000 Growth Index

Average Annual Total Returns: Periods Ended June 30, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
ETF Shares	9/20/2010
Market Price		12.54%	17.63%
Net Asset Value		12.42	17.61
Institutional Shares	5/25/2011	12.54	13.99

46

Russell 2000 Growth Index Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of August 31, 2015

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Common Stocks
Consumer Discretionary
Vail Resorts Inc.	13,825	1,492	0.5%
* Buffalo Wild Wings Inc.	7,227	1,371	0.4%
* Burlington Stores Inc.	25,706	1,365	0.4%
* Restoration Hardware Holdings Inc.	12,708	1,175	0.4%
Pool Corp.	16,570	1,155	0.4%
American Eagle Outfitters Inc.	65,854	1,121	0.3%
Jack in the Box Inc.	14,229	1,112	0.3%
* Tenneco Inc.	23,360	1,099	0.3%
Wolverine World Wide Inc.	39,303	1,059	0.3%
* G-III Apparel Group Ltd.	15,130	1,049	0.3%
Consumer Discretionary—Other †		53,153	15.8%
		65,151	19.4%
Consumer Staples
Casey’s General Stores Inc.	14,776	1,564	0.5%
Consumer Staples—Other †		9,234	2.7%
		10,798	3.2%
Energy
Western Refining Inc.	27,070	1,165	0.3%
Energy—Other †		3,294	1.0%
		4,459	1.3%
Financial Services
MarketAxess Holdings Inc.	14,200	1,284	0.4%
* Euronet Worldwide Inc.	19,741	1,273	0.4%
CubeSmart	49,626	1,255	0.4%
Bank of the Ozarks Inc.	29,683	1,241	0.4%
Sovran Self Storage Inc.	11,819	1,061	0.3%
Financial Services—Other †		24,223	7.2%
		30,337	9.1%

47

Russell 2000 Growth Index Fund

			Market	Percentage
			Value•	of Net
		Shares	($000)	Assets
Health Care
*	Anacor Pharmaceuticals Inc.	15,578	2,032	0.6%
*	Ultragenyx Pharmaceutical Inc.	14,617	1,632	0.5%
*	Team Health Holdings Inc.	27,385	1,609	0.5%
	West Pharmaceutical Services Inc.	27,364	1,528	0.5%
*	ABIOMED Inc.	15,873	1,522	0.5%
*	WellCare Health Plans Inc.	16,752	1,519	0.5%
*	Neurocrine Biosciences Inc.	32,494	1,507	0.4%
	HealthSouth Corp.	34,802	1,486	0.4%
	STERIS Corp.	22,719	1,455	0.4%
*	PAREXEL International Corp.	20,986	1,379	0.4%
*	Cepheid	27,318	1,331	0.4%
*	Thoratec Corp.	20,625	1,296	0.4%
*	Dyax Corp.	55,446	1,276	0.4%
*	Impax Laboratories Inc.	27,293	1,118	0.3%
*	Molina Healthcare Inc.	14,950	1,115	0.3%
*	Novavax Inc.	102,006	1,099	0.3%
	Health Care—Other †		71,695	21.4%
			94,599	28.2%
Materials & Processing
	PolyOne Corp.	33,956	1,103	0.3%
	Materials & Processing—Other †		22,490	6.7%
			23,593	7.0%

[1]Other †			388	0.1%

Producer Durables
	MAXIMUS Inc.	25,063	1,518	0.4%
	Producer Durables—Other †		36,811	11.0%
			38,329	11.4%
Technology
*	Tyler Technologies Inc.	12,803	1,767	0.5%
*	Manhattan Associates Inc.	28,053	1,641	0.5%
*	Guidewire Software Inc.	26,690	1,492	0.5%
*	Cavium Inc.	21,041	1,431	0.4%
*	Qlik Technologies Inc.	34,752	1,316	0.4%
*	EPAM Systems Inc.	18,610	1,314	0.4%
*	Aspen Technology Inc.	32,496	1,231	0.4%
	FEI Co.	15,817	1,194	0.4%
*	Verint Systems Inc.	22,068	1,177	0.4%
*	Microsemi Corp.	36,235	1,151	0.3%
*,^	Ambarella Inc.	11,926	1,140	0.3%
*	Infinera Corp.	50,677	1,106	0.3%
*	Integrated Device Technology Inc.	56,280	1,069	0.3%
*	Ciena Corp.	46,821	1,047	0.3%
	Technology—Other †		44,120	13.2%
			62,196	18.6%
Utilities
	j2 Global Inc.	18,345	1,276	0.4%
	Utilities—Other †		2,997	0.9%
			4,273	1.3%
Total Common Stocks (Cost $329,015)			334,123	99.6%[2]

48

Russell 2000 Growth Index Fund

			Market	Percentage
			Value•	of Net
	Coupon	Shares	($000)	Assets
Temporary Cash Investments
Money Market Fund
3,[4] Vanguard Market Liquidity Fund	0.168%	5,270,000	5,270	1.6%

5U.S. Government and Agency Obligations †			100	0.0%
Total Temporary Cash Investments (Cost $5,370)			5,370	1.6%[2]
Total Investments (Cost $334,385)			339,493	101.2%

			Amount
			($000)
Other Assets and Liabilities
Other Assets
Investment in Vanguard			34
Receivables for Investment Securities Sold			117
Receivables for Accrued Income			164
Receivables for Capital Shares Issued			357
Other Assets			12
Total Other Assets			684	0.2%
Liabilities
Payables for Investment Securities Purchased			(557)
Collateral for Securities on Loan			(3,846)
Payables for Capital Shares Redeemed			(76)
Payables to Vanguard			(82)
Other Liabilities			(12)
Total Liabilities			(4,573)	(1.4%)
Net Assets			335,604	100.0%

At August 31, 2015, net assets consisted of:
				Amount
				($000)
Paid-in Capital				349,471
Undistributed Net Investment Income				1,486
Accumulated Net Realized Losses				(20,520)
Unrealized Appreciation (Depreciation)
Investment Securities				5,108
Futures Contracts				59
Net Assets				335,604

ETF Shares—Net Assets
Applicable to 1,425,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				148,681
Net Asset Value Per Share—ETF Shares				$104.34

49

Russell 2000 Growth Index Fund

Amount
($000)
Institutional Shares—Net Assets
Applicable to 940,009 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	186,923
Net Asset Value Per Share—Institutional Shares	$198.85

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $3,546,000.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 “Other” represents securities that are not classified by the fund’s benchmark index.
2 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.9% and 1.3%, respectively, of net assets.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $3,846,000 of collateral received for securities on loan.
5 Securities with a value of $100,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

50

Russell 2000 Growth Index Fund

Statement of Operations

Year Ended
August 31, 2015
($000)
Investment Income
Income
Dividends	2,261
Interest[1]	2
Securities Lending	463
Total Income	2,726
Expenses
The Vanguard Group—Note B
Investment Advisory Services	54
Management and Administrative—ETF Shares	164
Management and Administrative—Institutional Shares	22
Marketing and Distribution—ETF Shares	19
Marketing and Distribution—Institutional Shares	32
Custodian Fees	77
Auditing Fees	25
Shareholders’ Reports—ETF Shares	6
Shareholders’ Reports—Institutional Shares	1
Total Expenses	400
Net Investment Income	2,326
Realized Net Gain (Loss)
Investment Securities Sold	30,618
Futures Contracts	77
Realized Net Gain (Loss)	30,695
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(20,113)
Futures Contracts	56
Change in Unrealized Appreciation (Depreciation)	(20,057)
Net Increase (Decrease) in Net Assets Resulting from Operations	12,964
1 Interest income from an affiliated company of the fund was $1,000.

See accompanying Notes, which are an integral part of the Financial Statements.

51

Russell 2000 Growth Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,326	1,809
Realized Net Gain (Loss)	30,695	56,719
Change in Unrealized Appreciation (Depreciation)	(20,057)	(17,607)
Net Increase (Decrease) in Net Assets Resulting from Operations	12,964	40,921
Distributions
Net Investment Income
ETF Shares	(705)	(659)
Institutional Shares	(1,350)	(891)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(2,055)	(1,550)
Capital Share Transactions
ETF Shares	45,567	17,143
Institutional Shares	7,835	(38,746)
Net Increase (Decrease) from Capital Share Transactions	53,402	(21,603)
Total Increase (Decrease)	64,311	17,768
Net Assets
Beginning of Period	271,293	253,525
End of Period[1]	335,604	271,293

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $1,486,000 and $1,171,000.

See accompanying Notes, which are an integral part of the Financial Statements.

52

Russell 2000 Growth Index Fund

Financial Highlights

ETF Shares
					Sept. 20,
					2010[1] to
		Year Ended August 31,
For a Share Outstanding					Aug. 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$99.83	$85.58	$67.37	$60.02	$53.17
Investment Operations
Net Investment Income	. 680.646		.699	.402[2]	.258
Net Realized and Unrealized Gain (Loss)
on Investments	4.471	14.153	18.073	7.133	6.762
Total from Investment Operations	5.151	14.799	18.772	7.535	7.020
Distributions
Dividends from Net Investment Income	(.641)	(.549)	(. 562)	(.185)	(.170)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.641)	(.549)	(. 562)	(.185)	(.170)
Net Asset Value, End of Period	$104.34	$99.83	$85.58	$67.37	$60.02

Total Return	5.17%	17.30%	28.07%	12.58%	13.18%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$149	$100	$68	$20	$12
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%[3]
Ratio of Net Investment Income to
Average Net Assets	0.67%	0.60%	0.96%	0.63%	0.45%[3]
Portfolio Turnover Rate [4]	34%	35%	50%	51%	78%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

53

Russell 2000 Growth Index Fund

Financial Highlights

Institutional Shares
					May 25,
					2011[1] to
For a Share Outstanding		Year Ended August 31,			Aug. 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$190.26	$162.99	$128.23	$114.21	$128.54
Investment Operations
Net Investment Income	1.478	1.412	1.412	.859[2]	.228
Net Realized and Unrealized Gain (Loss)
on Investments	8.565	26.992	34.504	13.616	(14.558)
Total from Investment Operations	10.043	28.404	35.916	14.475	(14.330)
Distributions
Dividends from Net Investment Income	(1.453)	(1.134)	(1.156)	(.455)	—
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.453)	(1.134)	(1.156)	(.455)	—
Net Asset Value, End of Period	$198.85	$190.26	$162.99	$128.23	$114.21

Total Return	5.29%	17.44%	28.23%	12.72%	-11.15%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$187	$171	$185	$87	$22
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.08%[3]
Ratio of Net Investment Income to
Average Net Assets	0.79%	0.72%	1.08%	0.75%	0.57%[3]
Portfolio Turnover Rate [4]	34%	35%	50%	51%	78%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

54

Russell 2000 Growth Index Fund

Notes to Financial Statements

Vanguard Russell 2000 Growth Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2015, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

55

Russell 2000 Growth Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counter-parties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counter-party risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2015, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

56

Russell 2000 Growth Index Fund

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2015, the fund had contributed to Vanguard capital in the amount of $34,000, representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	334,082	—	41
Temporary Cash Investments	5,270	100	—
Futures Contracts—Assets[1]	3	—	—
Futures Contracts—Liabilities[1]	(12)	—	—
Total	339,343	100	41
1 Represents variation margin on the last day of the reporting period.

D. At August 31, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini Russell 2000 Index	September 2015	10	1,158	59

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

57

Russell 2000 Growth Index Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Certain of the fund’s investments are in securities considered to be passive foreign investment companies, for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended August 31, 2015, the fund realized gains on the sale of passive foreign investment companies of $44,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income.

During the year ended August 31, 2015, the fund realized $43,942,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2015, the fund had $1,556,000 of ordinary income available for distribution. The fund had available capital losses totaling $20,440,000 that may be carried forward indefinitely to offset future net capital gains.

At August 31, 2015, the cost of investment securities for tax purposes was $334,406,000. Net unrealized appreciation of investment securities for tax purposes was $5,087,000, consisting of unrealized gains of $36,462,000 on securities that had risen in value since their purchase and $31,375,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended August 31, 2015, the fund purchased $296,585,000 of investment securities and sold $243,312,000 of investment securities, other than temporary cash investments. Purchases and sales include $150,851,000 and $137,682,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

58

Russell 2000 Growth Index Fund

G. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2015		2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	224,830	2,100	227,139	2,400
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(179,263)	(1,675)	(209,996)	(2,200)
Net Increase (Decrease)—ETF Shares	45,567	425	17,143	200
Institutional Shares
Issued	61,431	310	60,834	329
Issued in Lieu of Cash Distributions	1,350	7	891	5
Redeemed	(54,946)	(278)	(100,471)	(568)
Net Increase (Decrease) —Institutional Shares	7,835	39	(38,746)	(234)

H. Management has determined that no material events or transactions occurred subsequent to August 31, 2015, that would require recognition or disclosure in these financial statements.

59

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Scottsdale Funds and the Shareholders of Vanguard Russell 2000 Index Fund, Vanguard Russell 2000 Value Index Fund and Vanguard Russell 2000 Growth Index Fund:

In our opinion, the accompanying statements of net assets—investments summary and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Russell 2000 Index Fund, Vanguard Russell 2000 Value Index Fund and Vanguard Russell 2000 Growth Index Fund (constituting separate portfolios of Vanguard Scottsdale Funds, hereafter referred to as the “Funds”) at August 31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the custodian and brokers, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 15, 2015

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Special 2015 tax information (unaudited) for Vanguard Russell 2000 Index Funds

This information for the fiscal year ended August 31, 2015, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Fund	($000)
Russell 2000 Index Fund	6,200
Russell 2000 Value Index Fund	1,740
Russell 2000 Growth Index Fund	1,685

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
Russell 2000 Index Fund	64.9%
Russell 2000 Value Index Fund	56.3
Russell 2000 Growth Index Fund	81.7

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Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2015. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for ETF Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Russell 2000 Index Funds
Periods Ended August 31, 2015

		Since
	One	Inception
	Year	(9/20/2010)
Russell 2000 Index Fund ETF Shares
Returns Before Taxes	0.03%	13.20%
Returns After Taxes on Distributions	-0.30	12.91
Returns After Taxes on Distributions and Sale of Fund Shares	0.18	10.52
		Since
	One	Inception
	Year	(9/20/2010)
Russell 2000 Value Index Fund ETF Shares
Returns Before Taxes	-5.10%	11.00%
Returns After Taxes on Distributions	-5.60	10.59
Returns After Taxes on Distributions and Sale of Fund Shares	-2.66	8.67

		Since
	One	Inception
	Year	(9/20/2010)
Russell 2000 Growth Index Fund ETF Shares
Returns Before Taxes	5.17%	15.20%
Returns After Taxes on Distributions	4.99	15.07
Returns After Taxes on Distributions and Sale of Fund Shares	3.03	12.25

62

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

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Six Months Ended August 31, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	2/28/2015	8/31/2015	Period
Based on Actual Fund Return
Russell 2000 Index Fund
ETF Shares	$1,000.00	$946.41	$0.78
Institutional Shares	1,000.00	946.74	0.39
Russell 2000 Value Index Fund
ETF Shares	$1,000.00	$928.24	$0.97
Institutional Shares	1,000.00	928.84	0.39
Russell 2000 Growth Index Fund
ETF Shares	$1,000.00	$963.61	$0.99
Institutional Shares	1,000.00	964.17	0.40
Based on Hypothetical 5% Yearly Return
Russell 2000 Index Fund
ETF Shares	$1,000.00	$1,024.40	$0.82
Institutional Shares	1,000.00	1,024.80	0.41
Russell 2000 Value Index Fund
ETF Shares	$1,000.00	$1,024.20	$1.02
Institutional Shares	1,000.00	1,024.80	0.41
Russell 2000 Growth Index Fund
ETF Shares	$1,000.00	$1,024.20	$1.02
Institutional Shares	1,000.00	1,024.80	0.41

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Russell 2000 Index Fund, 0.16% for ETF Shares and 0.08% for Institutional Shares; for the Russell 2000 Value Index Fund, 0.20% for ETF Shares and 0.08% for Institutional Shares; and for the Russell 2000 Growth Index Fund, 0.20% for ETF Shares and 0.08% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

64

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Russell 2000 Index Fund, Russell 2000 Value Index Fund, and Russell 2000 Growth Index Fund has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard—through its Equity Index Group—serves as investment advisor for each fund. The board determined that continuing each fund’s internalized management structure was in the best interests of each fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board reviewed the quality of each fund’s investment management services provided to the funds since their inception in 2010 and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of each advisory arrangement.

Investment performance
The board considered the funds’ performance since their inception, including any periods of outperformance or underperformance relative to a target index and peer group. The board concluded that the performance was such that each advisory arrangement should continue. Information about the funds’ most recent performance can be found in the Performance Summary pages of this report.

Cost
The board concluded that each fund’s expense ratio was well below the average expense ratios charged by funds in its respective peer group and that each fund’s advisory fee rate was also well below its peer group average. Information about the funds’ expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that each fund’s at-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

65

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

66

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

67

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 194 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), Hewlett-Packard Co. (electronic computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at New
President of The Vanguard Group, and of each of	Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and	appointments in the Department of Philosophy, School
Other Experience: Executive Chief Staff and	of Arts and Sciences, and at the Graduate School of
Marketing Officer for North America and Corporate	Education, University of Pennsylvania; Trustee of the
Vice President (retired 2008) of Xerox Corporation	National Constitution Center; Chair of the Presidential
(document management products and services);	Commission for the Study of Bioethical Issues.
Executive in Residence and 2009–2010 Distinguished
Minett Professor at the Rochester Institute of	JoAnn Heffernan Heisen
Technology; Director of SPX Corporation (multi-industry	Born 1950. Trustee Since July 1998. Principal
manufacturing), the United Way of Rochester,	Occupation(s) During the Past Five Years and Other
Amerigroup Corporation (managed health care), the	Experience: Corporate Vice President and Chief
University of Rochester Medical Center, Monroe	Global Diversity Officer (retired 2008) and Member
Community College Foundation, and North Carolina	of the Executive Committee (1997–2008) of Johnson
A&T University.	& Johnson (pharmaceuticals/medical devices/
consumer products); Director of Skytop Lodge
Corporation (hotels), the University Medical Center
at Princeton, the Robert Wood Johnson Foundation,
and the Center for Talent Innovation; Member of
the Advisory Board of the Institute for Women’s
Leadership at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee; Board Member of	Heidi Stam
TIFF Advisory Services, Inc., and Catholic Investment	Born 1956. Secretary Since July 2005. Principal
Services, Inc. (investment advisors); Member of	Occupation(s) During the Past Five Years and Other
the Investment Advisory Committee of Major	Experience: Managing Director of The Vanguard
League Baseball.	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing	Mortimer J. Buckley	Chris D. McIsaac
Partner of HighVista Strategies LLC (private investment	Kathleen C. Gubanich	James M. Norris
firm); Director of Rand Merchant Bank; Overseer of	Paul A. Heller	Thomas M. Rampulla
the Museum of Fine Arts Boston.	Martha G. King	Glenn W. Reed
	John T. Marcante	Karin A. Risi
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	Chairman Emeritus and Senior Advisor
Experience: President and Chief Operating Officer
(retired 2010) of Corning Incorporated (communications	John J. Brennan
equipment); Trustee of Colby-Sawyer College;	Chairman, 1996–2009
Member of the Advisory Board of the Norris Cotton	Chief Executive Officer and President, 1996–2008
Cancer Center and of the Advisory Board of the
Parthenon Group (strategy consulting).	Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

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Q18510 102015

Annual Report | August 31, 2015

Vanguard Russell 3000 Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	8
Performance Summary.	10
Financial Statements.	12
Your Fund’s After-Tax Returns.	25
About Your Fund’s Expenses.	26
Trustees Approve Advisory Arrangement.	28
Glossary.	29

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended August 31, 2015
Total
Returns
Vanguard Russell 3000 Index Fund
ETF Shares
Market Price	0.34%
Net Asset Value	0.21
Institutional Shares	0.30
Russell 3000 Index	0.36
Multi-Cap Core Funds Average	-1.59
Multi-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the Nasdaq exchange and are available only through brokers. The table provides ETF returns based on both the Nasdaq market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Your Fund’s Performance at a Glance
August 31, 2014, Through August 31, 2015
			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Russell 3000 Index Fund
ETF Shares	$92.82	$91.43	$1.643	$0.000
Institutional Shares	179.64	176.98	3.289	0.000

Chairman’s Letter

Dear Shareholder,

After periods of seesawing, the broad U.S. stock market finished on nearly level ground for the 12 months ended August 31, 2015. Vanguard Russell 3000 Index Fund returned 0.21% for ETF Shares, based on net asset value, and a bit more for Institutional Shares.

Your fund closely tracked the return of its benchmark, which represents nearly 100% of the U.S. stock market. This index includes both growth- and value-oriented stocks of large companies (the Russell 1000 Index) and smaller ones (the Russell 2000 Index). Even with its modest result, your fund outpaced the average return of multi-capitalization core peer funds.

Unlike the previous fiscal year, when large-company stocks were several steps ahead of their smaller counterparts, returns didn’t differ much by company size. But the Russell 3000 Growth Index’s 4.30% return for the last 12 months was significantly ahead of the –3.60% return of the Russell 3000 Value Index; a year earlier, growth and value returns were more alike. As I’ve noted in the past, performance by size and leadership rotates over time. That’s why we recommend that you broadly diversify your portfolio.

If you invest in the fund through a taxable account, you may wish to review the information on the fund’s after-tax returns that appears later in this report.

August stock market anxiety led to disappointing returns
U.S. stocks rode a roller coaster to ultimately end the period about where they started, returning 0.36% for the 12 months. Several months of broad-market gains were nearly erased in August, when stocks tumbled over fears about the global impact of China’s economic deceleration. Greece’s debt crisis, the strong U.S. dollar, perceived high stock valuations, and speculation over when the Federal Reserve might begin to raise short-term interest rates also contributed to investor concerns. (Shortly after the close of the reporting period, the Fed announced at its September meeting that it would leave rates unchanged for the time being.)

For dollar-based investors, international stocks returned about –12%. Heightened fears about the slower growth in China, the world’s second-largest economy, cast doubt on the investment outlook for emerging markets in particular.

Bond results were muted as the Fed weighed a rate hike
The broad U.S. taxable bond market returned 1.56%, outpacing the broad U.S. stock market. Even as yields remained relatively low, bonds benefited at times from demand by investors seeking shelter from stock market volatility. The yield of the 10-year Treasury note, which dipped to 1.75% on January 31, ended the period at 2.18%, down from 2.34% a year earlier. (Bond prices and yields move in opposite directions.)

Market Barometer

		Average Annual Total Returns
		Periods Ended August 31, 2015
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	0.40%	14.68%	16.07%
Russell 2000 Index (Small-caps)	0.03	14.12	15.55
Russell 3000 Index (Broad U.S. market)	0.36	14.63	16.03
FTSE All-World ex US Index (International)	-11.50	5.79	5.17

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	1.56%	1.53%	2.98%
Barclays Municipal Bond Index (Broad tax-exempt market)	2.52	2.83	3.96
Citigroup Three-Month U.S. Treasury Bill Index	0.02	0.03	0.05

CPI
Consumer Price Index	0.20%	1.14%	1.77%

The Fed’s 0%–0.25% target for short-term interest rates continued to restrain returns for money market funds and savings accounts. Since wrapping up its bond-buying program in October 2014, the Fed has been weighing when to raise rates for the first time in nearly a decade.

Limited by the dollar’s strength, international bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –11.97%. Without this currency effect, international bonds returned about 3%.

Health care stocks were robust, but the energy sector swooned
Returns for the nine industry groups in the Russell 3000 Index spanned a wide range, from about 14% for health care stocks to about –33% for energy stocks. Four sectors advanced, four declined, and technology was just above breakeven.

The trends favoring the growth-oriented health care sector are familiar. The aging global population requires more health care products and services, which are increasingly accessible worldwide. In the United States, the Affordable Care Act has meant that more people are insured. Health care providers had some of the best returns, but pharmaceutical and biotech-nology companies—the largest slice of the sector—contributed the most to its performance.

At the other end of the scale, many energy stocks struggled, especially crude oil producers. Oil prices fell about 50%,

Expense Ratios
Your Fund Compared With Its Peer Group

	ETF	Institutional	Peer Group
	Shares	Shares	Average
Russell 3000 Index Fund	0.15%	0.08%	1.21%

The fund expense ratios shown are from the prospectus dated December 23, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2015, the fund’s expense ratios were 0.15% for ETF Shares and 0.08% for Institutional Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2014.

Peer group: Multi-Cap Core Funds.

in part because of high production levels from some leading oil-producing countries and concerns about the slower growth in China, the world’s largest oil importer. Natural gas prices also declined, though not as dramatically, amid burgeoning U.S. production.

In this challenging environment, companies in many energy segments have been slashing billions in spending and laying off workers. The decline in energy stocks was especially steep among smaller companies: In the Russell 2000 Value Index, for example, the energy sector lost about two-thirds of its value.

Financial services companies, the largest slice of the fund and its index (about one-fifth of assets), advanced modestly.

Returns in this value-oriented sector were boosted by a double-digit gain by the consumer finance and credit services segment. Consumer staples and consumer discretionary stocks, which together comprised another one-fifth of assets, also advanced; some consumers began to loosen their grip on their wallets as gas prices remained relatively low.

Larger companies that make up the bulk of the assets in the Russell 3000 Index edged ahead of smaller companies: The Russell 1000 Index returned 0.40%, while the Russell 2000 Index was flat at 0.03%. Sector return patterns were generally similar among both larger and smaller companies, but growth-oriented stocks outperformed more among smaller companies.

Total Returns
Inception Through August 31, 2015
Average
Annual Return
Russell 3000 Index Fund ETF Shares Net Asset Value (Returns since inception: 9/20/2010)	13.99%
Russell 3000 Index	14.15
Multi-Cap Core Funds Average	11.88
Multi-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

The fund has met its objective of closely tracking its index
The hallmark of a successful index fund is its ability to closely track the return of its benchmark index over time, after allowing for normal operating expenses. Using sophisticated portfolio construction and trading strategies developed and refined over many years, your fund’s advisor, Vanguard Equity Index Group, has achieved that standard of success. Since their inception almost five years ago, the ETF Shares have had an average annual return of 13.99%, in line with the benchmark’s 14.15% return and more than two percentage points ahead of the average return of competing peer funds.

When the markets are volatile, maintaining perspective is key
As I noted earlier, volatility returned to the stock market with a vengeance in the final weeks of August. Stocks were unsettled as investors grew more worried that a slowdown in China’s growth could affect markets across the globe.

This turmoil may have evoked painful memories of previous financial setbacks—memories that had been receding after

An indexing benefit that’s worth keeping in mind

As a Vanguard investor, you’re probably familiar with the cost and diversification benefits that index funds typically offer. But there’s a lesser-known—yet important—advantage to indexing as well: relative predictability.

Simply put, index funds help you capture the market’s return more predictably than actively managed funds.

By definition, an index fund is built and managed to track the return of its designated broad market or market segment. Some do so more closely than others. But what’s key is that you know what to expect: whatever the market returns—good or bad—minus the fund’s costs. Active managers, in contrast, seek to beat the market—and do so with varying degrees of success at different times.

The relative predictability of indexing can help you stay on course with your investment goals, by reducing the likelihood of particular surprises—such as being out of step with market performance. The confidence of knowing that you’ll earn a market-like return can reduce the temptation to trade based on emotions.

We recognize that some investors want the opportunity to outperform the market. That’s why Vanguard also offers low-cost active funds managed by carefully selected, world-class advisors, so you can choose an investment strategy that aligns with both your goals and your risk appetite.

more than six years of strong U.S. stock performance. And inevitably, that sort of upheaval can lead some investors to make rash moves with their portfolios.

During periods of market adversity, however, it’s more important than ever to keep sight of one of Vanguard’s key principles: Maintain perspective and long-term discipline. Whether you’re investing for yourself or on behalf of clients, your success is affected greatly by how you react––or don’t react––when the markets turn turbulent. (You can read Vanguard’s Principles for Investing Success at vanguard.com/research.)

As I’ve written in the past, the best course for long-term investors generally is to ignore daily market moves and not make decisions based on emotion. This is also a good time to evaluate your portfolio and make sure your asset allocation is aligned with your time horizon, goals, and risk tolerance.

The markets are unpredictable and often confounding. Keeping long-term plans clearly in focus can help you weather these periodic storms.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
September 17, 2015

0

Russell 3000 Index Fund

Fund Profile
As of August 31, 2015

Share-Class Characteristics

	ETF	Institutional
	Shares	Shares
Ticker Symbol	VTHR	VRTTX
Expense Ratio[1]	0.15%	0.08%
30-Day SEC Yield	1.83%	1.97%

Portfolio Characteristics
			DJ
			U.S.
			Total
		Russell	Market
		3000	FA
	Fund	Index	Index
Number of Stocks	3,023	2,989	3,828
Median Market Cap	$47.2B	$47.2B	$47.2B
Price/Earnings Ratio	20.8x	20.9x	20.8x
Price/Book Ratio	2.6x	2.6x	2.6x
Return on Equity	17.3%	17.2%	17.1%
Earnings Growth
Rate	10.2%	10.2%	10.2%
Dividend Yield	2.1%	2.1%	2.1%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	4%	—	—
Short-Term
Reserves	0.1%	—	—

Volatility Measures
		DJ
	Russell	U.S. Total
	3000	Market
	Index	FA Index
R-Squared	1.00	1.00
Beta	1.00	1.00

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Computer
	Technology	3.0%
Google Inc.	Computer Services
	Software & Systems	1.7
Microsoft Corp.	Computer Services
	Software & Systems	1.6
Exxon Mobil Corp.	Oil: Integrated	1.4
Johnson & Johnson	Pharmaceuticals	1.2
General Electric Co.	Diversified
	Manufacturing
	Operations	1.1
Berkshire Hathaway Inc. Insurance: Multi-Line		1.1
Wells Fargo & Co.	Banks: Diversified	1.1
JPMorgan Chase & Co.	Diversified Financial
	Services	1.1
AT&T Inc.	Utilities:
	Telecommunications	0.9
Top Ten		14.2%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 23, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2015, the expense ratios were 0.15% for ETF Shares and 0.08% for Institutional Shares.

Russell 3000 Index Fund

Sector Diversification (% of equity exposure)
			DJ
			U.S.
			Total
		Russell	Market
		3000	FA
	Fund	Index	Index
Consumer Discretionary 14.7%		14.8%	14.9%
Consumer Staples	7.6	7.6	7.6
Energy	6.7	6.7	6.7
Financial Services	20.1	20.1	20.1
Health Care	14.9	14.9	14.8
Materials & Processing	3.9	3.9	3.9
Producer Durables	10.7	10.7	10.6
Technology	16.2	16.2	16.3
Utilities	5.2	5.1	5.1

9

Russell 3000 Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 20, 2010, Through August 31, 2015
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2015

		Since	Final Value
	One	Inception	of a $10,000
	Year	(9/20/2010)	Investment

Russell 3000 Index Fund*ETF Shares
Net Asset Value	0.21%	13.99%	$19,112
Russell 3000 Index Fund*ETF Shares
Market Price	0.34	14.02	19,131

Russell 3000 Index	0.36	14.15	19,243

Multi-Cap Core Funds Average	-1.59	11.88	17,421
Dow Jones U.S. Total Stock Market
Float Adjusted Index	0.29	14.14	19,234

Multi-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $5,000,000
	Year	(11/1/2010)	Investment

Russell 3000 Index Fund Institutional Shares	0.30%	13.49%	$9,212,394

Russell 3000 Index	0.36	13.56	9,242,064
Dow Jones U.S. Total Stock Market Float
Adjusted Index	0.29	13.55	9,235,808

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

10

Russell 3000 Index Fund

Cumulative Returns of ETF Shares: September 20, 2010, Through August 31, 2015
		Since
	One	Inception
	Year	(9/20/2010)
Russell 3000 Index Fund ETF Shares Market Price	0.34%	91.31%
Russell 3000 Index Fund ETF Shares Net Asset
Value	0.21	91.12
Russell 3000 Index	0.36	92.43

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): September 20, 2010, Through August 31, 2015

Russell 3000 Index Fund ETF Shares Net Asset Value
Russell 3000 Index

Average Annual Total Returns: Periods Ended June 30, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
ETF Shares	9/20/2010
Market Price		7.28%	15.66%
Net Asset Value		7.17	15.64
Institutional Shares	11/1/2010	7.24	15.14

11

Russell 3000 Index Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of August 31, 2015

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Common Stocks
Consumer Discretionary
* Amazon.com Inc.	16,677	8,553	0.9%
Walt Disney Co.	74,239	7,563	0.8%
Home Depot Inc.	56,829	6,618	0.7%
Comcast Corp. Class A	109,758	6,183	0.6%
Wal-Mart Stores Inc.	69,109	4,473	0.5%
McDonald’s Corp.	41,936	3,985	0.4%
Starbucks Corp.	65,648	3,592	0.4%
Consumer Discretionary—Other †		99,091	10.4%
		140,058	14.7%
Consumer Staples
Procter & Gamble Co.	118,698	8,388	0.9%
Coca-Cola Co.	171,562	6,746	0.7%
PepsiCo Inc.	64,579	6,001	0.6%
Philip Morris International Inc.	67,777	5,409	0.6%
CVS Health Corp.	49,245	5,043	0.5%
Altria Group Inc.	86,039	4,610	0.5%
Consumer Staples—Other †		35,743	3.7%
		71,940	7.5%
Energy
Exxon Mobil Corp.	182,925	13,763	1.4%
Chevron Corp.	82,271	6,663	0.7%
Schlumberger Ltd.	55,549	4,298	0.5%
Energy—Other †		38,466	4.0%
		63,190	6.6%
Financial Services
* Berkshire Hathaway Inc. Class B	81,368	10,907	1.2%
Wells Fargo & Co.	203,827	10,870	1.1%
JPMorgan Chase & Co.	162,365	10,408	1.1%
Bank of America Corp.	459,480	7,508	0.8%

12

Russell 3000 Index Fund

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Citigroup Inc.	132,747	7,099	0.8%
Visa Inc. Class A	85,433	6,091	0.6%
MasterCard Inc. Class A	43,632	4,030	0.4%
* Synchrony Financial	5,466	180	0.0%
Financial Services—Other †		134,039	14.0%
		191,132	20.0%
Health Care
Johnson & Johnson	121,321	11,402	1.2%
Pfizer Inc.	269,409	8,680	0.9%
Gilead Sciences Inc.	64,294	6,755	0.7%
Merck & Co. Inc.	123,606	6,656	0.7%
* Allergan plc	17,171	5,216	0.5%
Amgen Inc.	33,265	5,049	0.5%
UnitedHealth Group Inc.	41,647	4,819	0.5%
AbbVie Inc.	76,565	4,778	0.5%
Medtronic plc	62,348	4,507	0.5%
Bristol-Myers Squibb Co.	72,933	4,337	0.5%
* Celgene Corp.	34,702	4,098	0.4%
Health Care—Other †		75,110	7.9%
		141,407	14.8%

Materials & Processing †		36,713	3.8%

[1]Other †		38	0.0%

Producer Durables
General Electric Co.	440,835	10,942	1.1%
Boeing Co.	30,254	3,954	0.4%
3M Co.	27,753	3,945	0.4%
United Technologies Corp.	38,946	3,568	0.4%
Producer Durables—Other †		79,193	8.3%
		101,602	10.6%
Technology
Apple Inc.	252,048	28,421	3.0%
Microsoft Corp.	353,924	15,403	1.6%
* Facebook Inc. Class A	94,675	8,467	0.9%
* Google Inc. Class A	12,613	8,171	0.9%
* Google Inc. Class C	12,870	7,957	0.8%
Intel Corp.	207,552	5,924	0.6%
International Business Machines Corp.	39,733	5,876	0.6%
Cisco Systems Inc.	222,510	5,759	0.6%
Oracle Corp.	138,623	5,142	0.5%
QUALCOMM Inc.	71,325	4,036	0.4%
Technology—Other †		58,987	6.2%
		154,143	16.1%
Utilities
AT&T Inc.	266,553	8,850	0.9%
Verizon Communications Inc.	178,435	8,210	0.9%
Utilities—Other †		31,961	3.3%
		49,021	5.1%
Total Common Stocks (Cost $941,592)		949,244	99.2%[2]

13

Russell 3000 Index Fund

			Market	Percentage
			Value•	of Net
	Coupon	Shares	($000)	Assets
Temporary Cash Investments
Money Market Fund
3,[4] Vanguard Market Liquidity Fund	0.168%	7,482,000	7,482	0.8%

5U.S. Government and Agency Obligations †			1,000	0.1%
Total Temporary Cash Investments (Cost $8,483)			8,482	0.9%[2]
[6]Total Investments (Cost $950,075)			957,726	100.1%

			Amount
			($000)
Other Assets and Liabilities
Other Assets
Investment in Vanguard			92
Receivables for Investment Securities Sold			770
Receivables for Accrued Income			1,873
Receivables for Capital Shares Issued			41
Other Assets			1,587
Total Other Assets			4,363	0.3%
Liabilities
Payables for Investment Securities Purchased			(801)
Collateral for Securities on Loan			(244)
Payables for Capital Shares Redeemed			(1,707)
Payables to Vanguard			(182)
Other Liabilities			(2,336)
Total Liabilities			(5,270)	(0.4%)
Net Assets			956,819	100.0%

14

Russell 3000 Index Fund

At August 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	947,749
Undistributed Net Investment Income	3,357
Accumulated Net Realized Losses	(2,074)
Unrealized Appreciation (Depreciation)
Investment Securities	7,651
Futures Contracts	136
Net Assets	956,819

ETF Shares—Net Assets
Applicable to 1,850,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	169,151
Net Asset Value Per Share—ETF Shares	$91.43

Institutional Shares—Net Assets
Applicable to 4,450,688 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	787,668
Net Asset Value Per Share—Institutional Shares	$176.98

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 “Other” represents securities that are not classified by the fund’s benchmark index.
2 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.1%, respectively, of net assets.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $244,000 of collateral received for securities on loan.
5 Securities with a value of $400,000 have been segregated as initial margin for open futures contracts.
6 The total value of securities on loan is $226,000.
See accompanying Notes, which are an integral part of the Financial Statements.

15

Russell 3000 Index Fund

Statement of Operations

Year Ended
August 31, 2015
($000)
Investment Income
Income
Dividends	15,270
Interest[1]	14
Securities Lending	29
Total Income	15,313
Expenses
The Vanguard Group—Note B
Investment Advisory Services	137
Management and Administrative—ETF Shares	100
Management and Administrative—Institutional Shares	29
Marketing and Distribution—ETF Shares	21
Marketing and Distribution—Institutional Shares	100
Custodian Fees	307
Auditing Fees	32
Shareholders’ Reports—ETF Shares	5
Shareholders’ Reports—Institutional Shares	—
Total Expenses	731
Net Investment Income	14,582
Realized Net Gain (Loss)
Investment Securities Sold	113,753
Futures Contracts	(253)
Realized Net Gain (Loss)	113,500
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(135,940)
Futures Contracts	38
Change in Unrealized Appreciation (Depreciation)	(135,902)
Net Increase (Decrease) in Net Assets Resulting from Operations	(7,820)
1 Interest income from an affiliated company of the fund was $12,000.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Russell 3000 Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	14,582	11,200
Realized Net Gain (Loss)	113,500	39,984
Change in Unrealized Appreciation (Depreciation)	(135,902)	81,057
Net Increase (Decrease) in Net Assets Resulting from Operations	(7,820)	132,241
Distributions
Net Investment Income
ETF Shares	(2,304)	(1,568)
Institutional Shares	(11,310)	(9,091)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(13,614)	(10,659)
Capital Share Transactions
ETF Shares	53,219	26,093
Institutional Shares	204,190	71,356
Net Increase (Decrease) from Capital Share Transactions	257,409	97,449
Total Increase (Decrease)	235,975	219,031
Net Assets
Beginning of Period	720,844	501,813
End of Period[1]	956,819	720,844

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $3,357,000 and $2,382,000.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Russell 3000 Index Fund

Financial Highlights

ETF Shares
					Sept. 20,
					2010[1] to
		Year Ended August 31,
For a Share Outstanding					Aug. 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$92.82	$75.79	$64.28	$55.97	$51.86
Investment Operations
Net Investment Income	1.649	1.485	1.313	1.037	.819
Net Realized and Unrealized Gain (Loss)
on Investments	(1.396)	17.004	11.484	8.255	3.924
Total from Investment Operations	.253	18.489	12.797	9.292	4.743
Distributions
Dividends from Net Investment Income	(1.643)	(1.459)	(1.287)	(. 982)	(. 633)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.643)	(1.459)	(1.287)	(. 982)	(. 633)
Net Asset Value, End of Period	$91.43	$92.82	$75.79	$64.28	$55.97

Total Return	0.21%	24.58%	20.14%	16.80%	9.09%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$169	$121	$76	$39	$22
Ratio of Total Expenses to
Average Net Assets	0.15%	0.15%	0.15%	0.15%	0.15%[2]
Ratio of Net Investment Income to
Average Net Assets	1.76%	1.77%	2.03%	1.99%	1.71%[2]
Portfolio Turnover Rate [3]	4%	8%	16%	20%	32%

1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Russell 3000 Index Fund

Financial Highlights

Institutional Shares
					Nov. 1,
					2010[1] to
		Year Ended August 31,
For a Share Outstanding					Aug. 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$179.64	$146.68	$124.40	$108.32	$104.44
Investment Operations
Net Investment Income	3.318	2.986	2.630	2.087	1.494
Net Realized and Unrealized Gain (Loss)
on Investments	(2.689)	32.903	22.226	15.972	3.650
Total from Investment Operations	.629	35.889	24.856	18.059	5.144
Distributions
Dividends from Net Investment Income	(3.289)	(2.929)	(2.576)	(1.979)	(1.264)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(3.289)	(2.929)	(2.576)	(1.979)	(1.264)
Net Asset Value, End of Period	$176.98	$179.64	$146.68	$124.40	$108.32

Total Return	0.30%	24.66%	20.21%	16.89%	4.87%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$788	$600	$426	$126	$35
Ratio of Total Expenses to
Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.08%[2]
Ratio of Net Investment Income to
Average Net Assets	1.83%	1.84%	2.10%	2.06%	1.78%[2]
Portfolio Turnover Rate [3]	4%	8%	16%	20%	32%

1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Russell 3000 Index Fund

Notes to Financial Statements

Vanguard Russell 3000 Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2015, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

20

Russell 3000 Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counter-parties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counter-party risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2015, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

21

Russell 3000 Index Fund

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2015, the fund had contributed to Vanguard capital in the amount of $92,000, representing 0.01% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	949,238	—	6
Temporary Cash Investments	7,482	1,000	—
Futures Contracts—Liabilities[1]	(78)	—	—
Total	956,642	1,000	6
1 Represents variation margin on the last day of the reporting period.

D. At August 31, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	September 2015	75	7,384	146
E-mini Russell 2000 Index	September 2015	1	116	(10)
				136

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

22

Russell 3000 Index Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2015, the fund realized $114,024,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2015, the fund had $3,523,000 of ordinary income available for distribution. The fund had available capital losses totaling $1,938,000 that may be carried forward indefinitely to offset future net capital gains.

At August 31, 2015, the cost of investment securities for tax purposes was $950,080,000. Net unrealized appreciation of investment securities for tax purposes was $7,646,000, consisting of unrealized gains of $62,366,000 on securities that had risen in value since their purchase and $54,720,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended August 31, 2015, the fund purchased $641,812,000 of investment securities and sold $383,877,000 of investment securities, other than temporary cash investments. Purchases and sales include $316,668,000 and $353,065,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2015		2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	618,159	6,450	201,240	2,300
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(564,940)	(5,900)	(175,147)	(2,000)
Net Increase (Decrease)—ETF Shares	53,219	550	26,093	300
Institutional Shares
Issued	325,512	1,765	174,126	1,056
Issued in Lieu of Cash Distributions	11,310	62	8,632	52
Redeemed	(132,632)	(717)	(111,402)	(671)
Net Increase (Decrease) —Institutional Shares	204,190	1,110	71,356	437

H. Management has determined that no material events or transactions occurred subsequent to August 31, 2015, that would require recognition or disclosure in these financial statements.

23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Scottsdale Funds and the Shareholders of Vanguard Russell 3000 Index Fund: In our opinion, the accompanying statement of net assets—investments summary and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Russell 3000 Index Fund (constituting a separate portfolio of Vanguard Scottsdale Funds, hereafter referred to as the “Fund”) at August 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the custodian and brokers, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 15, 2015

Special 2015 tax information (unaudited) for Vanguard Russell 3000 Index Fund

This information for the fiscal year ended August 31, 2015, is included pursuant to provisions of the
Internal Revenue Code.
The fund distributed $13,614,000 of qualified dividend income to shareholders during the fiscal year.
For corporate shareholders, 93.0% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

24

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2015. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for ETF Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Russell 3000 Index Fund ETF Shares
Periods Ended August 31, 2015

		Since
	One	Inception
	Year	(9/20/2010)
Returns Before Taxes	0.21%	13.99%
Returns After Taxes on Distributions	-0.20	13.63
Returns After Taxes on Distributions and Sale of Fund Shares	0.48	11.25

25

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

26

Six Months Ended August 31, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Russell 3000 Index Fund	2/28/2015	8/31/2015	Period
Based on Actual Fund Return
ETF Shares	$1,000.00	$946.18	$0.78
Institutional Shares	1,000.00	946.60	0.39
Based on Hypothetical 5% Yearly Return
ETF Shares	$1,000.00	$1,024.40	$0.82
Institutional Shares	1,000.00	1,024.80	0.41

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.16% for ETF Shares and 0.08% for Institutional Shares. The dollar amounts shown as ”Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

27

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Russell 3000 Index Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard—through its Equity Index Group—serves as investment advisor to the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board reviewed the quality of the investment management services provided to the fund since its inception in 2010, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the fund’s performance since its inception, including any periods of outperformance or underperformance relative to a target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of the report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

28

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

29

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

30

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 194 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), Hewlett-Packard Co. (electronic computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at New
President of The Vanguard Group, and of each of	Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and	appointments in the Department of Philosophy, School
Other Experience: Executive Chief Staff and	of Arts and Sciences, and at the Graduate School of
Marketing Officer for North America and Corporate	Education, University of Pennsylvania; Trustee of the
Vice President (retired 2008) of Xerox Corporation	National Constitution Center; Chair of the Presidential
(document management products and services);	Commission for the Study of Bioethical Issues.
Executive in Residence and 2009–2010 Distinguished
Minett Professor at the Rochester Institute of	JoAnn Heffernan Heisen
Technology; Director of SPX Corporation (multi-industry	Born 1950. Trustee Since July 1998. Principal
manufacturing), the United Way of Rochester,	Occupation(s) During the Past Five Years and Other
Amerigroup Corporation (managed health care), the	Experience: Corporate Vice President and Chief
University of Rochester Medical Center, Monroe	Global Diversity Officer (retired 2008) and Member
Community College Foundation, and North Carolina	of the Executive Committee (1997–2008) of Johnson
A&T University.	& Johnson (pharmaceuticals/medical devices/
consumer products); Director of Skytop Lodge
Corporation (hotels), the University Medical Center
at Princeton, the Robert Wood Johnson Foundation,
and the Center for Talent Innovation; Member of
the Advisory Board of the Institute for Women’s
Leadership at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee; Board Member of	Heidi Stam
TIFF Advisory Services, Inc., and Catholic Investment	Born 1956. Secretary Since July 2005. Principal
Services, Inc. (investment advisors); Member of	Occupation(s) During the Past Five Years and Other
the Investment Advisory Committee of Major	Experience: Managing Director of The Vanguard
League Baseball.	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing	Mortimer J. Buckley	Chris D. McIsaac
Partner of HighVista Strategies LLC (private investment	Kathleen C. Gubanich	James M. Norris
firm); Director of Rand Merchant Bank; Overseer of	Paul A. Heller	Thomas M. Rampulla
the Museum of Fine Arts Boston.	Martha G. King	Glenn W. Reed
	John T. Marcante	Karin A. Risi
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	Chairman Emeritus and Senior Advisor
Experience: President and Chief Operating Officer
(retired 2010) of Corning Incorporated (communications	John J. Brennan
equipment); Trustee of Colby-Sawyer College;	Chairman, 1996–2009
Member of the Advisory Board of the Norris Cotton	Chief Executive Officer and President, 1996–2008
Cancer Center and of the Advisory Board of the
Parthenon Group (strategy consulting).	Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

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licensed for use by The Vanguard Group, Inc. The
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Text Telephone for People	promoted by Russell Investments and Russell
Who Are Deaf or Hard of Hearing> 800-749-7273	Investments makes no representation regarding the
advisability of investing in the products.
This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q18540 102015

Annual Report | August 31, 2015

Vanguard Sector Bond Index Funds

Vanguard Short-Term Government Bond Index Fund

Vanguard Intermediate-Term Government Bond Index Fund

Vanguard Long-Term Government Bond Index Fund

Vanguard Short-Term Corporate Bond Index Fund

Vanguard Intermediate-Term Corporate Bond Index Fund

Vanguard Long-Term Corporate Bond Index Fund

Vanguard Mortgage-Backed Securities Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	4
Short-Term Government Bond Index Fund.	12
Intermediate-Term Government Bond Index Fund.	29
Long-Term Government Bond Index Fund.	46
Short-Term Corporate Bond Index Fund.	61
Intermediate-Term Corporate Bond Index Fund.	79
Long-Term Corporate Bond Index Fund.	97
Mortgage-Backed Securities Index Fund.	115
About Your Fund’s Expenses.	137
Trustees Approve Advisory Arrangements.	140
Glossary.	141

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended August 31, 2015

	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Short-Term Government Bond Index Fund
ETF Shares	0.60%
Market Price				0.75%
Net Asset Value				0.75
Admiral™ Shares	0.64	0.57%	0.15%	0.72
Institutional Shares	0.63	0.61	0.17	0.78
Barclays U.S. 1–3 Year Government Float
Adjusted Index				0.84
Short U.S. Government Funds Average				0.36
Short U.S. Government Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Vanguard Intermediate-Term Government Bond Index Fund
ETF Shares	1.54%
Market Price				2.67%
Net Asset Value				2.67
Admiral Shares	1.58	1.65%	1.02%	2.67
Institutional Shares	1.57	1.68	1.01	2.69
Barclays U.S. 3–10 Year Government Float
Adjusted Index				2.86
Intermediate U.S. Government Funds Average				1.55

Intermediate U.S. Government Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the Nasdaq exchange and are available only through brokers. The table provides ETF returns based on both the Nasdaq market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

1

Your Fund’s Total Returns

Fiscal Year Ended August 31, 2015

	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Long-Term Government Bond Index Fund
ETF Shares	2.70%
Market Price				4.51%
Net Asset Value				4.44
Admiral Shares	2.74	2.79%	1.61%	4.40
Institutional Shares	2.73	2.82	1.65	4.47
Barclays U.S. Long Government Float Adjusted
Index				5.05
General U.S. Government Funds Average				1.43
General U.S. Government Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Short-Term Corporate Bond Index Fund
ETF Shares	1.98%
Market Price				0.93%
Net Asset Value				0.96
Admiral Shares	2.02	1.89%	-0.92%	0.97
Institutional Shares	2.01	1.92	-0.94	0.98
Barclays U.S. 1–5 Year Corporate Bond Index				1.03
Short-Intermediate Investment-Grade Debt Funds
Average				0.33
Short-Intermediate Investment-Grade Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Intermediate-Term Corporate Bond Index Fund
ETF Shares	3.51%
Market Price				-0.07%
Net Asset Value				0.32
Admiral Shares	3.54	3.17%	-2.80%	0.37
Institutional Shares	3.54	3.20	-2.83	0.37
Barclays U.S. 5–10 Year Corporate Bond Index				0.39
Core Bond Funds Average				0.53
Core Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the Nasdaq exchange and are available only through brokers. The table provides ETF returns based on both the Nasdaq market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

2

Your Fund’s Total Returns

Fiscal Year Ended August 31, 2015

	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Long-Term Corporate Bond Index Fund
ETF Shares	4.84%
Market Price				-3.80%
Net Asset Value				-3.64
Admiral Shares	4.87	4.07%	-7.73%	-3.66
Institutional Shares	4.87	4.10	-7.72	-3.62
Barclays U.S. 10+ Year Corporate Bond Index				-3.48
Corporate Debt Funds BBB-Rated Average				-1.02
Corporate Debt Funds BBB-Rated Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Mortgage-Backed Securities Index Fund
ETF Shares	1.52%
Market Price				2.47%
Net Asset Value				2.49
Admiral Shares	1.56	1.42%	1.02%	2.44
Institutional Shares	1.55	1.45	1.04	2.49
Barclays U.S. MBS Float Adjusted Index				2.51
U.S. Mortgage Funds Average				2.28
U.S. Mortgage Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the Nasdaq exchange and are available only through brokers. The table provides ETF returns based on both the Nasdaq market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

3

Chairman’s Letter

Dear Shareholder,

The 12-month period ended August 31, 2015, was a volatile one for bonds. Uncertainty about when the Federal Reserve might begin raising interest rates weighed on sentiment at times, but a host of other factors contributed to the bumpy ride. They included the unsteady pace of growth at home and abroad, disinflationary pressures from the drop in the price of oil and other commodities, the strength of the U.S. dollar, and seemingly stretched stock market valuations.

Demand for the safety of U.S. Treasuries pushed their yields lower for the most part and sent their prices higher, as bond yields and prices move in opposite directions. Among the seven Vanguard Sector Bond Index Funds covered in this report, returns for the three government bond funds ranged from 0.75% for Vanguard Short-Term Government Bond Index Fund to 4.44% for Vanguard Long-Term Government Bond Index Fund. (Returns and yields cited in this letter are for the funds’ ETF Shares, based on net asset value, except where noted otherwise.) The holdings in Vanguard Mortgage-Backed Securities Index Fund also rose in value, contributing to its result of 2.49%.

In contrast, prices of investment-grade corporate bonds fell over the fiscal year as investors shied away from risk. Vanguard Short-Term Corporate Bond Index Fund,

4

which returned 0.96%, and Vanguard Intermediate-Term Corporate Bond Index Fund, which returned 0.32%, earned enough income to offset declines in the prices of their holdings. Their long-term counterpart did not, returning –3.64%.

All but one of the seven funds covered in this report generally performed in line with their benchmark indexes after taking expenses into account. The long-term government fund was the exception; it underperformed largely because of security pricing differences.

On August 31, the 30-day SEC yield was down 5 basis points for the intermediate-term government fund and down 20 basis points for the long-term government fund, compared with a year earlier. (A basis point is one-hundredth of a percentage point.) The yields for the five other funds rose by 12 to 58 basis points.

Results for bonds were muted both at home and abroad
The broad U.S. taxable bond market returned 1.56% for the 12 months, outpacing the broad U.S. stock market.

Market Barometer

		Average Annual Total Returns
		Periods Ended August 31, 2015
	One	Three	Five
	Year	Years	Years
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	1.56%	1.53%	2.98%
Barclays Municipal Bond Index (Broad tax-exempt market)	2.52	2.83	3.96
Citigroup Three-Month U.S. Treasury Bill Index	0.02	0.03	0.05

Stocks
Russell 1000 Index (Large-caps)	0.40%	14.68%	16.07%
Russell 2000 Index (Small-caps)	0.03	14.12	15.55
Russell 3000 Index (Broad U.S. market)	0.36	14.63	16.03
FTSE All-World ex US Index (International)	-11.50	5.79	5.17

CPI
Consumer Price Index	0.20%	1.14%	1.77%

5

The yield of the 10-year Treasury note slid from 2.34% at the start of the fiscal year to 1.75% on January 31 before retracing some of its steps to end the period at 2.18%. Longer-term Treasury yields also fell, while very short-term Treasury yields moved a little higher.

Municipal bonds resisted some of the downturns in the bond market better than their taxable counterparts, helping them return 2.52% for the period.

The Fed’s 0%–0.25% target for short-term interest rates continued to restrain returns for money market funds and savings accounts.

Expense Ratios
Your Fund Compared With Its Peer Group

	ETF	Admiral	Institutional	Peer Group
	Shares	Shares	Shares	Average
Short-Term Government Bond Index
Fund	0.12%	0.12%	0.09%	0.79%
Intermediate-Term Government Bond
Index Fund	0.12	0.12	0.09	0.97
Long-Term Government Bond Index
Fund	0.12	0.12	0.09	1.09
Short-Term Corporate Bond Index Fund	0.12	0.12	0.09	0.82
Intermediate-Term Corporate Bond
Index Fund	0.12	0.12	0.09	0.83
Long-Term Corporate Bond Index Fund	0.12	0.12	0.09	0.92
Mortgage-Backed Securities Index
Fund	0.12	0.12	0.09	0.89

The fund expense ratios shown are from the prospectus dated December 23, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2015, the funds’ expense ratios were: for the Short-Term Government Bond Index Fund, 0.10% for ETF Shares, 0.10% for Admiral Shares, and 0.07% for Institutional Shares; for the Intermediate-Term Government Bond Index Fund, 0.10% for ETF Shares, 0.10% for Admiral Shares, and 0.07% for Institutional Shares; for the Long-Term Government Bond Index Fund, 0.10% for ETF Shares, 0.10% for Admiral Shares, and 0.07% for Institutional Shares; for the Short-Term Corporate Bond Index Fund, 0.10% for ETF Shares, 0.10% for Admiral Shares, and 0.07% for Institutional Shares; for the Intermediate-Term Corporate Bond Index Fund, 0.10% for ETF Shares, 0.10% for Admiral Shares, 0.07% for Institutional Shares; for the Long-Term Corporate Bond Index Fund, 0.10% for ETF Shares, 0.10% for Admiral Shares, and 0.07% for Institutional Shares; and for the Mortgage-Backed Securities Index Fund, 0.10% for ETF Shares, 0.10% for Admiral Shares, and 0.07% for Institutional Shares. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2014.

Peer groups: For the Short-Term Government Bond Index Fund, Short U.S. Government Funds; for the Intermediate-Term Government Bond Index Fund, Intermediate U.S. Government Funds; for the Long-Term Government Bond Index Fund, General U.S. Government Funds; for the Short-Term Corporate Bond Index Fund, Short-Intermediate Investment-Grade Debt Funds; for the Intermediate-Term Corporate Bond Index Fund, Core Bond Funds; for the Long-Term Corporate Bond Index Fund, Corporate BBB-Rated Debt Funds; for the Mortgage-Backed Securities Index Fund, U.S. Mortgage Funds.

6

Limited by the dollar’s strength, international bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –11.97%. Without this currency effect, international bonds returned about 3%.

August stock market anxiety led to disappointing returns
U.S. stocks generally moved in opposite directions over the two halves of the fiscal year. Ultimately, the ride ended about where it started, with the market returning less than 1%. The broad stock market’s first-half advance of about 6% was followed by a second-half retreat of about –5%.

For U.S. investors, international stocks returned about –12%—a result that would have been a bit better if not for the dollar’s strength against many foreign currencies. China’s troubles buffeted emerging markets, which produced lower returns than the developed markets of Europe and the Pacific region.

Concerns boosted Treasuries but weighed on corporates
With the financial crisis in the rearview mirror and the economy showing more strength toward the end of 2014, the Fed ended its bond-buying program and seemed to edge closer to raising short-term interest rates from the near-zero levels they had been at since late 2008. (Shortly after the close of the reporting period, the Fed announced at its September meeting that it would leave rates unchanged for the time being.)

But amid severe winter weather and a West Coast port strike, growth ground almost to a halt. The oil price slide and the strong U.S. dollar helped push inflation even further below the Fed’s target of 2%.

International developments also muddied the picture, including flare-ups in the Greek debt crisis and repercussions from events in China—notably the

Yields of U.S. Treasury Securities
	August 31,	August 31,
Maturity	2014	2015
2 years	0.50%	0.72%
3 years	0.94	1.02
5 years	1.63	1.51
10 years	2.34	2.18
30 years	3.08	2.91
Source: Vanguard.

7

surprise devaluation of China’s currency, the sharp correction in mainland China stock markets, and the downturn in manufacturing. Collectively, these concerns helped fuel demand for Treasuries. All three government bond index funds benefited from rising bond prices; for the

Do you have the right ‘asset location’ for your bond fund?

Investors who want to maximize returns and minimize taxes should consider their “asset location,” or how their investments are spread among different types of accounts.

Broadly speaking, accounts are either tax-advantaged (as in tax-free or tax-deferred) or they’re taxable. IRAs and 401(k) plans, of course, are tax-advantaged.

As part of a series called IRA Insights (available at vanguard.com/research), analysts from
Vanguard’s Investment Strategy Group studied data from hundreds of thousands of Vanguard accounts to determine how well investors were locating their assets. From a tax standpoint, were people choosing the optimal account type for a particular investment?

The analysts noted that bonds are tax-inefficient, because their return is almost entirely income.
So investors are generally best served by holding them (and balanced funds, which include bonds) in IRAs and other tax-advantaged accounts. Otherwise, income from the bonds will drive up an investor’s annual tax liability, even if the income is automatically reinvested in a bond or balanced fund. And unlike qualified stock dividends, which are taxed at a preferential rate, bond income gets taxed at a higher “ordinary” income rate.

As you can see in results shown below from the study, there appears to be an opportunity for some bond investors to improve their asset location. These investors may be paying more in taxes than they need to.

Over half of investors with a choice own bonds in taxable accounts

54%	Bonds/balanced holdings are in taxable accounts,
with stock holdings in IRAs

28%	Bonds/balanced holdings are in taxable accounts,
but no stock holdings are in IRAs

18%	All bonds/balanced funds are held in IRAs

Notes: Based on an analysis of almost 700,000 Vanguard IRA® account owners who also have taxable investments at Vanguard and who own at least some bond investments. Data are as of December 31, 2014.

Source: Vanguard.

8

intermediate- and long-term government funds, those higher prices accounted for more than one-third of their Admiral and Institutional Share returns.

The Mortgage-Backed Securities Index Fund invests in bonds of pooled mortgages issued by government agencies. Those securities didn’t perform quite as well as their duration-equivalent government counterparts, but price increases contributed materially to their returns as well.

Corporate bonds were a different story. The increase in market volatility made investors less comfortable with the credit risk they had previously taken on in exchange for higher yields. In general, yields of lower-rated investment-grade corporate bonds widened more versus Treasuries than higher-rated corporates. By sector, the bonds of financial institutions held up fairly well, while debt issued by commodity-related companies—especially in the energy, metals, and mining segments—turned in some of the poorest performances.

Prices of the holdings in all three corporate funds declined. Those drops shaved almost 3 percentage points from results for Admiral and Institutional Shares of the intermediate-term corporate fund and close to 8 percentage points for those shares of the long-term corporate fund.

Compared with their peers, five of the seven funds outperformed; the intermediate- and long-term government funds did so by the widest margins. The intermediate- and long-term corporate funds lagged.

These bond funds have built a solid record since inception
For any index fund, success means closely tracking the performance of its target index, which, like all indexes, incurs no expenses. Since their launch on November 19, 2009, all seven funds covered in this report have produced returns in line with those of their benchmarks, thanks to the experience, talent, and index sampling techniques of their advisor, Vanguard Fixed Income Group.

Average annual returns from inception through the latest fiscal year ranged from 0.86% to 7.34% for the government bond index funds and from 3.18% to 7.34% for the corporate bond index funds. For the Mortgage-Backed Securities Index Fund, the average annual return was 3.16%.

When the markets are volatile, maintaining perspective is key
The volatility in the markets, particularly among stocks in the final weeks of August, may have evoked painful memories of previous financial setbacks. And inevitably, that can lead some investors to make rash moves with their portfolios.

During periods of market adversity, however, it’s more important than ever to keep sight of one of Vanguard’s key principles: Maintain perspective and long-term discipline. Whether you’re investing for yourself or on behalf of clients, your success is affected greatly by how you react—or don’t react—when the markets turn turbulent. (You can read Vanguard’s Principles for Investing Success at vanguard.com/research.)

As I’ve written in the past, the best course for long-term investors generally is to ignore daily market moves and not make decisions based on emotion. This is also a good time to evaluate your portfolio and make sure your asset allocation is aligned with your time horizon, goals, and risk tolerance.

The markets are unpredictable and often confounding. Keeping our long-term plans clearly in focus can be key as we weather these periodic storms.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
September 18, 2015

Your Fund’s Performance at a Glance
August 31, 2014, Through August 31, 2015
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Short-Term Government Bond Index
Fund
ETF Shares	$60.95	$61.03	$0.340	$0.033
Admiral Shares	20.33	20.35	0.116	0.011
Institutional Shares	25.54	25.57	0.155	0.014
Vanguard Intermediate-Term Government
Bond Index Fund
ETF Shares	$64.14	$64.80	$1.043	$0.000
Admiral Shares	21.64	21.86	0.355	0.000
Institutional Shares	26.85	27.12	0.448	0.000
Vanguard Long-Term Government Bond Index
Fund
ETF Shares	$73.93	$75.13	$2.079	$0.000
Admiral Shares	24.81	25.21	0.697	0.000
Institutional Shares	31.48	32.00	0.893	0.000
Vanguard Short-Term Corporate Bond Index
Fund
ETF Shares	$80.21	$79.33	$1.492	$0.149
Admiral Shares	21.81	21.57	0.410	0.040
Institutional Shares	26.71	26.41	0.510	0.050
Vanguard Intermediate-Term Corporate Bond
Index Fund
ETF Shares	$86.98	$84.39	$2.754	$0.130
Admiral Shares	23.40	22.71	0.746	0.035
Institutional Shares	28.92	28.06	0.932	0.043
Vanguard Long-Term Corporate Bond Index
Fund
ETF Shares	$92.38	$85.25	$3.913	$0.000
Admiral Shares	24.71	22.80	1.047	0.000
Institutional Shares	30.68	28.31	1.310	0.000
Vanguard Mortgage-Backed Securities Index
Fund
ETF Shares	$52.65	$53.05	$0.741	$0.161
Admiral Shares	21.05	21.20	0.297	0.065
Institutional Shares	28.52	28.73	0.410	0.087

Short-Term Government Bond Index Fund

Fund Profile
As of August 31, 2015

Share-Class Characteristics

	ETF	Admiral Institutional
	Shares	Shares	Shares
Ticker Symbol	VGSH	VSBSX	VSBIX
Expense Ratio[1]	0.12%	0.12%	0.09%
30-Day SEC Yield	0.60%	0.64%	0.63%

Financial Attributes

		Barclays
		1–3 Year
		Gov’t	Barclays
		Float Adj	Aggregate
	Fund	Index	FA Index

Number of Bonds	141	437	9,541

Yield to Maturity
(before expenses)	0.7%	0.8%	2.4%

Average Coupon	1.5%	1.5%	3.2%

Average Duration	1.8 years	1.8 years	5.7 years

Average Effective
Maturity	1.9 years	1.9 years	7.9 years

Short-Term
Reserves	1.4%	—	—

Sector Diversification (% of portfolio)
Treasury/Agency	98.8%
Other	1.2

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays
	1–3 Year
	Gov’t	Barclays
	Float Adj	Aggregate
	Index	FA Index
R-Squared	0.98	0.58
Beta	1.01	0.14

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	1.2%
1 - 3 Years	98.7
3 - 5 Years	0.1

Distribution by Credit Quality (% of portfolio)
U.S. Government	98.8%
Aaa	1.2

Credit-quality ratings are obtained from Barclays and are from Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 23, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2015, the expense ratios were 0.10% for ETF Shares, 0.10% for Admiral Shares, and 0.07% for Institutional Shares.

Short-Term Government Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 19, 2009, Through August 31, 2015
Initial Investment of $10,000

		Average Annual Total Returns
	Periods Ended August 31, 2015

			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(11/19/2009)	Investment

Short-Term Government Bond Index
Fund ETF Shares Net Asset Value	0.75%	0.65%	0.86%	$10,505
Short-Term Government Bond Index
Fund ETF Shares Market Price	0.75	0.64	0.86	10,509
Barclays U.S. 1–3 Year Government
Float Adjusted Index	0.84	0.76	0.98	10,578
Short U.S. Government Funds
Average	0.36	0.58	0.90	10,531
Spliced Barclays U.S. Aggregate Float
Adjusted Index	1.40	2.98	3.77	12,383

For a benchmark description, see the Glossary.
Short U.S. Government Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Short-Term Government Bond Index Fund

		Average Annual Total Returns
	Periods Ended August 31, 2015

			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(12/28/2009)	Investment
Short-Term Government Bond Index Fund
Admiral Shares	0.72%	0.65%	0.95%	$10,553
Barclays U.S. 1–3 Year Government Float
Adjusted Index	0.84	0.76	1.07	10,623
Spliced Barclays U.S. Aggregate Float
Adjusted Index	1.40	2.98	4.03	12,512

"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(8/23/2010)	Investment
Short-Term Government Bond Index Fund
Institutional Shares	0.78%	0.69%	0.69%	$5,176,012
Barclays U.S. 1–3 Year Government Float
Adjusted Index	0.84	0.76	0.77	5,196,482
Barclays U.S. Aggregate Float Adjusted
Index	1.40	2.98	3.05	5,813,978

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: November 19, 2009, Through August 31, 2015

			Since
	One	Five	Inception
	Year	Years	(11/19/2009)
Short-Term Government Bond Index Fund ETF
Shares Market Price	0.75%	3.25%	5.09%
Short-Term Government Bond Index Fund ETF
Shares Net Asset Value	0.75	3.31	5.05
Barclays U.S. 1–3 Year Government Float Adjusted
Index	0.84	3.88	5.78

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Short-Term Government Bond Index Fund

Fiscal-Year Total Returns (%): November 19, 2009, Through August 31, 2015
		Barclays
		1–3 Year
		Gov’t
		Float Adj
	ETF Shares Net Asset Value	Index
Fiscal Year	Total Returns	Total Returns
2010	1.69%	1.83%
2011	1.39	1.53
2012	0.40	0.50
2013	0.04	0.16
2014	0.70	0.80
2015	0.75	0.84

Average Annual Total Returns: Periods Ended June 30, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

					Since Inception
	Inception Date	One Year	Five Years	Income	Capital	Total
ETF Shares	11/19/2009
Market Price		0.84%	0.72%			0.89%
Net Asset Value		0.80	0.73			0.88
Admiral Shares	12/28/2009	0.78	0.72	0.48%	0.50%	0.98
Institutional Shares	8/23/2010	0.82	—	0.50	0.21	0.71

Short-Term Government Bond Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (98.6%)
U.S. Government Securities (88.7%)
United States Treasury Note/Bond	0.875%	9/15/16	12,205	12,260
United States Treasury Note/Bond	0.500%	9/30/16	3,910	3,912
United States Treasury Note/Bond	1.000%	9/30/16	9,375	9,429
United States Treasury Note/Bond	3.000%	9/30/16	6,730	6,912
United States Treasury Note/Bond	0.625%	10/15/16	4,735	4,743
United States Treasury Note/Bond	0.375%	10/31/16	12,435	12,417
United States Treasury Note/Bond	1.000%	10/31/16	19,138	19,249
United States Treasury Note/Bond	3.125%	10/31/16	6,145	6,330
United States Treasury Note/Bond	0.625%	11/15/16	10,945	10,960
United States Treasury Note/Bond	4.625%	11/15/16	4,690	4,921
United States Treasury Note/Bond	7.500%	11/15/16	700	758
United States Treasury Note/Bond	0.500%	11/30/16	10,680	10,677
United States Treasury Note/Bond	0.875%	11/30/16	12,205	12,257
United States Treasury Note/Bond	2.750%	11/30/16	10,665	10,960
United States Treasury Note/Bond	0.625%	12/15/16	12,215	12,226
United States Treasury Note/Bond	0.625%	12/31/16	6,341	6,347
United States Treasury Note/Bond	0.875%	12/31/16	2,720	2,731
United States Treasury Note/Bond	3.250%	12/31/16	11,010	11,399
United States Treasury Note/Bond	0.750%	1/15/17	20,430	20,478
United States Treasury Note/Bond	0.500%	1/31/17	8,825	8,815
United States Treasury Note/Bond	0.875%	1/31/17	7,700	7,730
United States Treasury Note/Bond	3.125%	1/31/17	6,790	7,032
United States Treasury Note/Bond	0.625%	2/15/17	20,310	20,316
United States Treasury Note/Bond	4.625%	2/15/17	12,060	12,761
United States Treasury Note/Bond	0.500%	2/28/17	8,383	8,370
United States Treasury Note/Bond	0.875%	2/28/17	17,714	17,780
United States Treasury Note/Bond	3.000%	2/28/17	9,520	9,859
United States Treasury Note/Bond	0.750%	3/15/17	10,130	10,149
United States Treasury Note/Bond	0.500%	3/31/17	4,665	4,656
United States Treasury Note/Bond	1.000%	3/31/17	6,085	6,119
United States Treasury Note/Bond	3.250%	3/31/17	15,375	16,004
United States Treasury Note/Bond	0.875%	4/15/17	6,685	6,709
United States Treasury Note/Bond	0.500%	4/30/17	9,363	9,338
United States Treasury Note/Bond	0.875%	4/30/17	5,405	5,423
United States Treasury Note/Bond	3.125%	4/30/17	3,683	3,833
United States Treasury Note/Bond	0.875%	5/15/17	8,530	8,558
United States Treasury Note/Bond	4.500%	5/15/17	2,325	2,476
United States Treasury Note/Bond	8.750%	5/15/17	2,330	2,647

Short-Term Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	0.625%	5/31/17	21,894	21,870
United States Treasury Note/Bond	2.750%	5/31/17	10,066	10,425
United States Treasury Note/Bond	0.875%	6/15/17	9,940	9,970
United States Treasury Note/Bond	0.625%	6/30/17	15,250	15,229
United States Treasury Note/Bond	0.750%	6/30/17	11,425	11,432
United States Treasury Note/Bond	2.500%	6/30/17	12,100	12,491
United States Treasury Note/Bond	0.875%	7/15/17	13,820	13,859
United States Treasury Note/Bond	0.500%	7/31/17	5,000	4,977
United States Treasury Note/Bond	0.625%	7/31/17	11,870	11,852
United States Treasury Note/Bond	2.375%	7/31/17	10,826	11,161
United States Treasury Note/Bond	0.875%	8/15/17	17,265	17,303
United States Treasury Note/Bond	4.750%	8/15/17	19,000	20,467
United States Treasury Note/Bond	0.625%	8/31/17	5,955	5,942
United States Treasury Note/Bond	1.875%	8/31/17	7,045	7,197
United States Treasury Note/Bond	1.000%	9/15/17	5,895	5,922
United States Treasury Note/Bond	0.625%	9/30/17	4,780	4,764
United States Treasury Note/Bond	1.875%	9/30/17	6,115	6,249
United States Treasury Note/Bond	0.875%	10/15/17	9,840	9,851
United States Treasury Note/Bond	0.750%	10/31/17	6,500	6,489
United States Treasury Note/Bond	1.875%	10/31/17	13,184	13,474
United States Treasury Note/Bond	0.875%	11/15/17	11,310	11,315
United States Treasury Note/Bond	4.250%	11/15/17	10,320	11,086
United States Treasury Note/Bond	0.625%	11/30/17	6,955	6,917
United States Treasury Note/Bond	2.250%	11/30/17	7,855	8,096
United States Treasury Note/Bond	1.000%	12/15/17	7,395	7,416
United States Treasury Note/Bond	0.750%	12/31/17	11,460	11,422
United States Treasury Note/Bond	0.875%	1/15/18	6,550	6,544
United States Treasury Note/Bond	0.875%	1/31/18	5,690	5,683
United States Treasury Note/Bond	2.625%	1/31/18	6,480	6,744
United States Treasury Note/Bond	1.000%	2/15/18	7,750	7,762
United States Treasury Note/Bond	3.500%	2/15/18	9,850	10,461
United States Treasury Note/Bond	0.750%	2/28/18	10,205	10,154
United States Treasury Note/Bond	2.750%	2/28/18	6,745	7,042
United States Treasury Note/Bond	1.000%	3/15/18	6,295	6,303
United States Treasury Note/Bond	0.750%	3/31/18	7,545	7,500
United States Treasury Note/Bond	2.875%	3/31/18	2,500	2,621
United States Treasury Note/Bond	0.750%	4/15/18	11,220	11,153
United States Treasury Note/Bond	0.625%	4/30/18	10,035	9,938
United States Treasury Note/Bond	2.625%	4/30/18	1,800	1,877
United States Treasury Note/Bond	1.000%	5/15/18	1,250	1,250
United States Treasury Note/Bond	3.875%	5/15/18	2,500	2,692
United States Treasury Note/Bond	1.000%	5/31/18	17,890	17,879
United States Treasury Note/Bond	1.125%	6/15/18	8,970	8,992
United States Treasury Note/Bond	1.375%	6/30/18	12,430	12,547
United States Treasury Note/Bond	2.375%	6/30/18	4,370	4,531
United States Treasury Note/Bond	1.375%	7/31/18	22,170	22,364
United States Treasury Note/Bond	2.250%	7/31/18	6,000	6,203
United States Treasury Note/Bond	1.000%	8/15/18	2,000	1,997
United States Treasury Note/Bond	1.500%	8/31/18	22,000	22,261
				819,215
Agency Bonds and Notes (9.9%)
1 Federal Farm Credit Banks	4.875%	1/17/17	500	529
1 Federal Farm Credit Banks	1.125%	9/22/17	750	754
1 Federal Farm Credit Banks	1.000%	9/25/17	200	201
1 Federal Farm Credit Banks	1.125%	12/18/17	225	226
1 Federal Farm Credit Banks	1.110%	2/20/18	200	200

Short-Term Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
1 Federal Farm Credit Banks	1.100%	6/1/18	100	100
1 Federal Home Loan Banks	0.500%	9/28/16	2,650	2,651
1 Federal Home Loan Banks	0.625%	11/23/16	825	826
1 Federal Home Loan Banks	4.750%	12/16/16	285	300
1 Federal Home Loan Banks	0.625%	12/28/16	600	600
1 Federal Home Loan Banks	0.875%	3/10/17	125	125
1 Federal Home Loan Banks	4.875%	5/17/17	600	642
1 Federal Home Loan Banks	0.875%	5/24/17	6,470	6,484
1 Federal Home Loan Banks	0.625%	5/30/17	1,200	1,197
1 Federal Home Loan Banks	1.000%	6/21/17	2,205	2,215
1 Federal Home Loan Banks	0.750%	8/28/17	2,000	1,997
1 Federal Home Loan Banks	5.000%	11/17/17	2,010	2,189
1 Federal Home Loan Banks	1.375%	3/9/18	4,080	4,115
1 Federal Home Loan Banks	1.125%	4/25/18	2,500	2,505
2 Federal Home Loan Mortgage Corp.	0.875%	10/14/16	6,275	6,300
2 Federal Home Loan Mortgage Corp.	0.500%	1/27/17	1,250	1,247
2 Federal Home Loan Mortgage Corp.	5.000%	2/16/17	600	638
2 Federal Home Loan Mortgage Corp.	0.875%	2/22/17	2,010	2,016
2 Federal Home Loan Mortgage Corp.	1.000%	3/8/17	4,855	4,878
2 Federal Home Loan Mortgage Corp.	5.000%	4/18/17	200	214
2 Federal Home Loan Mortgage Corp.	1.250%	5/12/17	2,500	2,521
2 Federal Home Loan Mortgage Corp.	1.000%	6/29/17	265	266
2 Federal Home Loan Mortgage Corp.	0.750%	7/14/17	1,200	1,200
2 Federal Home Loan Mortgage Corp.	1.000%	7/28/17	657	660
2 Federal Home Loan Mortgage Corp.	5.500%	8/23/17	2,000	2,184
2 Federal Home Loan Mortgage Corp.	1.000%	9/29/17	400	401
2 Federal Home Loan Mortgage Corp.	5.125%	11/17/17	2,625	2,866
2 Federal Home Loan Mortgage Corp.	0.750%	1/12/18	1,150	1,145
2 Federal Home Loan Mortgage Corp.	0.875%	3/7/18	3,395	3,382
2 Federal Home Loan Mortgage Corp.	4.875%	6/13/18	500	552
2 Federal National Mortgage Assn.	1.250%	9/28/16	3,365	3,393
2 Federal National Mortgage Assn.	1.375%	11/15/16	1,335	1,348
2 Federal National Mortgage Assn.	5.000%	2/13/17	880	935
2 Federal National Mortgage Assn.	0.750%	4/20/17	2,025	2,026
2 Federal National Mortgage Assn.	1.125%	4/27/17	700	705
2 Federal National Mortgage Assn.	5.000%	5/11/17	555	595
2 Federal National Mortgage Assn.	0.000%	6/1/17	600	592
2 Federal National Mortgage Assn.	5.375%	6/12/17	3,050	3,299
2 Federal National Mortgage Assn.	0.875%	8/28/17	1,050	1,051
2 Federal National Mortgage Assn.	1.000%	9/27/17	4,500	4,514
2 Federal National Mortgage Assn.	0.875%	10/26/17	890	890
2 Federal National Mortgage Assn.	0.875%	12/20/17	900	899
2 Federal National Mortgage Assn.	0.875%	2/8/18	2,065	2,060
2 Federal National Mortgage Assn.	0.875%	5/21/18	6,280	6,247
2 Federal National Mortgage Assn.	1.125%	7/20/18	2,500	2,499
2 Federal National Mortgage Assn.	1.125%	10/19/18	1,200	1,197
Private Export Funding Corp.	1.375%	2/15/17	250	252
1 Tennessee Valley Authority	5.500%	7/18/17	125	136
				90,964
Total U.S. Government and Agency Obligations (Cost $909,676)				910,179

Short-Term Government Bond Index Fund

			Market
			Value•
	Coupon	Shares	($000)
Temporary Cash Investment (1.4%)
Money Market Fund (1.4%)
3 Vanguard Market Liquidity Fund (Cost $13,287)	0.168%	13,286,541	13,287
Total Investments (100.0%) (Cost $922,963)			923,466
Other Assets and Liabilities (0.0%)
Other Assets			52,920
Liabilities			(53,310)
			(390)
Net Assets (100%)			923,076

			Amount
			($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers			910,179
Affiliated Vanguard Funds			13,287
Total Investments in Securities			923,466
Receivables for Investment Securities Sold			47,694
Receivables for Capital Shares Issued			1,102
Other Assets			4,124
Total Assets			976,386
Liabilities
Payables for Investment Securities Purchased			52,150
Other Liabilities			1,160
Total Liabilities			53,310
Net Assets			923,076

Short-Term Government Bond Index Fund

At August 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	921,905
Undistributed Net Investment Income	361
Accumulated Net Realized Gains	307
Unrealized Appreciation (Depreciation)	503
Net Assets	923,076

ETF Shares—Net Assets
Applicable to 10,400,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	634,748
Net Asset Value Per Share—ETF Shares	$61.03

Admiral Shares—Net Assets
Applicable to 10,876,087 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	221,333
Net Asset Value Per Share—Admiral Shares	$20.35

Institutional Shares—Net Assets
Applicable to 2,620,020 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	66,995
Net Asset Value Per Share—Institutional Shares	$25.57

• See Note A in Notes to Financial Statements.
1 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Government Bond Index Fund

Statement of Operations

Year Ended
August 31, 2015
($000)
Investment Income
Income
Interest[1]	5,423
Total Income	5,423
Expenses
The Vanguard Group—Note B
Investment Advisory Services	19
Management and Administrative—ETF Shares	386
Management and Administrative—Admiral Shares	127
Management and Administrative—Institutional Shares	31
Marketing and Distribution—ETF Shares	94
Marketing and Distribution—Admiral Shares	30
Marketing and Distribution—Institutional Shares	3
Custodian Fees	3
Auditing Fees	50
Shareholders’ Reports—ETF Shares	19
Shareholders’ Reports—Admiral Shares	3
Shareholders’ Reports—Institutional Shares	—
Trustees’ Fees and Expenses	1
Total Expenses	766
Net Investment Income	4,657
Realized Net Gain (Loss) on Investment Securities Sold	1,248
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(36)
Net Increase (Decrease) in Net Assets Resulting from Operations	5,869
1 Interest income from an affiliated company of the fund was $13,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Government Bond Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	4,657	1,738
Realized Net Gain (Loss)	1,248	556
Change in Unrealized Appreciation (Depreciation)	(36)	977
Net Increase (Decrease) in Net Assets Resulting from Operations	5,869	3,271
Distributions
Net Investment Income
ETF Shares	(3,087)	(1,173)
Admiral Shares[1]	(1,044)	(287)
Institutional Shares	(348)	(95)
Realized Capital Gain [2]
ETF Shares	(299)	(307)
Admiral Shares[1]	(93)	(54)
Institutional Shares	(24)	(19)
Total Distributions	(4,895)	(1,935)
Capital Share Transactions
ETF Shares	137,215	188,874
Admiral Shares[1]	95,668	72,273
Institutional Shares	18,278	31,229
Net Increase (Decrease) from Capital Share Transactions	251,161	292,376
Total Increase (Decrease)	252,135	293,712
Net Assets
Beginning of Period	670,941	377,229
End of Period[3]	923,076	670,941

1 Signal Shares were renamed Admiral Shares in October 2013.
2 Includes fiscal 2015 and 2014 short-term gain distributions totaling $149,000 and $76,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $361,000 and $183,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Government Bond Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$60.95	$60.75	$60.98	$61.11	$60.70
Investment Operations
Net Investment Income	. 351.198		.158	. 270.405
Net Realized and Unrealized Gain (Loss)
on Investments	.102	.227	(.134)	(.028)	.434
Total from Investment Operations	.453	.425	. 024.242		.839
Distributions
Dividends from Net Investment Income	(.340)	(.177)	(.158)	(. 267)	(.405)
Distributions from Realized Capital Gains	(.033)	(.048)	(. 096)	(.105)	(. 024)
Total Distributions	(.373)	(. 225)	(. 254)	(.372)	(. 429)
Net Asset Value, End of Period	$61.03	$60.95	$60.75	$60.98	$61.11

Total Return	0.75%	0.70%	0.04%	0.40%	1.39%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$635	$497	$307	$183	$150
Ratio of Total Expenses to Average Net Assets	0.10%	0.12%	0.12%	0.12%	0.14%
Ratio of Net Investment Income to
Average Net Assets	0.59%	0.34%	0.26%	0.44%	0.66%
Portfolio Turnover Rate[1]	64%	64%	73%	72%	69%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Government Bond Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$20.33	$20.27	$20.35	$20.39	$20.25
Investment Operations
Net Investment Income	.116	.068	.053	.089	.134
Net Realized and Unrealized Gain (Loss)
on Investments	.031	.074	(. 048)	(.007)	.149
Total from Investment Operations	.147	.142	.005	.082	. 283
Distributions
Dividends from Net Investment Income	(.116)	(. 066)	(. 053)	(. 087)	(.135)
Distributions from Realized Capital Gains	(. 011)	(. 016)	(. 032)	(. 035)	(. 008)
Total Distributions	(.127)	(. 082)	(. 085)	(.122)	(.143)
Net Asset Value, End of Period	$20.35	$20.33	$20.27	$20.35	$20.39

Total Return[1]	0.72%	0.70%	0.02%	0.40%	1.40%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$221	$126	$53	$37	$11
Ratio of Total Expenses to Average Net Assets	0.10%	0.12%	0.12%	0.12%	0.14%
Ratio of Net Investment Income to
Average Net Assets	0.59%	0.34%	0.26%	0.44%	0.66%
Portfolio Turnover Rate[2]	64%	64%	73%	72%	69%

Signal Shares were renamed Admiral Shares in October 2013. Prior periods’ Financial Highlights are for the Signal class.
1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Government Bond Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$25.54	$25.47	$25.57	$25.62	$25.45
Investment Operations
Net Investment Income	.156	. 095	. 075.121		.183
Net Realized and Unrealized Gain (Loss)
on Investments	.043	. 088	(. 059)	(. 007)	.180
Total from Investment Operations	.199	.183	.016	.114	.363
Distributions
Dividends from Net Investment Income	(.155)	(. 093)	(. 075)	(.120)	(.183)
Distributions from Realized Capital Gains	(.014)	(. 020)	(. 041)	(.044)	(.010)
Total Distributions	(.169)	(.113)	(.116)	(.164)	(.193)
Net Asset Value, End of Period	$25.57	$25.54	$25.47	$25.57	$25.62

Total Return[1]	0.78%	0.72%	0.06%	0.45%	1.43%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$67	$49	$17	$44	$33
Ratio of Total Expenses to Average Net Assets	0.07%	0.09%	0.09%	0.09%	0.09%
Ratio of Net Investment Income to
Average Net Assets	0.62%	0.37%	0.29%	0.47%	0.71%
Portfolio Turnover Rate[2]	64%	64%	73%	72%	69%

1 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Government Bond Index Fund

Notes to Financial Statements

Vanguard Short-Term Government Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: ETF Shares, Admiral Shares, and Institutional Shares. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2015, or at any time during the period then ended.

5. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution

Short-Term Government Bond Index Fund

expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2015, the fund had contributed to Vanguard capital in the amount of $75,000, representing 0.01% of the fund’s net assets and 0.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	910,179	—
Temporary Cash Investments	13,287	—	—
Total	13,287	910,179	—

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2015, the fund realized $661,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

Short-Term Government Bond Index Fund

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $175,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at August 31, 2015, the fund had $706,000 of ordinary income and $157,000 of long-term capital gains available for distribution.

At August 31, 2015, the cost of investment securities for tax purposes was $922,963,000. Net unrealized appreciation of investment securities for tax purposes was $503,000, consisting of unrealized gains of $872,000 on securities that had risen in value since their purchase and $369,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2015, the fund purchased $987,933,000 of investment securities and sold $737,681,000 of investment securities, other than temporary cash investments. Purchases and sales include $375,110,000 and $238,961,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2015		2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	378,274	6,200	274,120	4,500
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(241,059)	(3,950)	(85,246)	(1,400)
Net Increase (Decrease) —ETF Shares	137,215	2,250	188,874	3,100
Admiral Shares[1]
Issued	176,583	8,677	157,433	7,749
Issued in Lieu of Cash Distributions	963	47	290	15
Redeemed	(81,878)	(4,023)	(85,450)	(4,206)
Net Increase (Decrease) —Admiral Shares	95,668	4,701	72,273	3,558
Institutional Shares
Issued	29,714	1,162	35,085	1,374
Issued in Lieu of Cash Distributions	235	9	114	4
Redeemed	(11,671)	(457)	(3,970)	(155)
Net Increase (Decrease) —Institutional Shares	18,278	714	31,229	1,223
1 Signal Shares were renamed Admiral Shares in October 2013.

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2015, that would require recognition or disclosure in these financial statements.

Intermediate-Term Government Bond Index Fund

Fund Profile
As of August 31, 2015

Share-Class Characteristics

	ETF	Admiral	Institutional
	Shares	Shares	Shares
Ticker Symbol	VGIT	VSIGX	VIIGX
Expense Ratio[1]	0.12%	0.12%	0.09%
30-Day SEC Yield	1.54%	1.58%	1.57%

Financial Attributes

		Barclays
		3–10 Year
		Gov’t	Barclays
		Float Adj	Aggregate
	Fund	Index	FA Index

Number of Bonds	171	368	9,541

Yield to Maturity
(before expenses)	1.7%	1.7%	2.4%

Average Coupon	2.2%	2.1%	3.2%

Average Duration	5.2 years	5.2 years	5.7 years

Average Effective
Maturity	5.6 years	5.6 years	7.9 years

Short-Term
Reserves	0.8%	—	—

Sector Diversification (% of portfolio)
Treasury/Agency	99.5%
Other	0.5

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays
	3–10 Year
	Gov’t	Barclays
	Float Adj	Aggregate
	Index	FA Index
R-Squared	0.99	0.89
Beta	1.03	1.06

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	0.5%
1 - 3 Years	0.1
3 - 5 Years	49.8
5 - 10 Years	49.6

Distribution by Credit Quality (% of portfolio)
U.S. Government	99.5%
Aaa	0.5

Credit-quality ratings are obtained from Barclays and are from Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 23, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2015, the expense ratios were 0.10% for ETF Shares, 0.10% for Admiral Shares, and 0.07% for Institutional Shares.

Intermediate-Term Government Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 19, 2009, Through August 31, 2015
Initial Investment of $10,000

		Average Annual Total Returns
	Periods Ended August 31, 2015

			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(11/19/2009)	Investment
Intermediate-Term Government Bond
Index Fund ETF Shares Net Asset
Value	2.67%	2.52%	3.49%	$12,193
Intermediate-Term Government Bond
Index Fund ETF Shares Market Price	2.67	2.52	3.50	12,200
Barclays U.S. 3–10 Year Government
Float Adjusted Index	2.86	2.64	3.61	12,277
Intermediate U.S. Government Funds
Average	1.55	1.82	2.61	11,608
Spliced Barclays U.S. Aggregate Float
Adjusted Index	1.40	2.98	3.77	12,383

For a benchmark description, see the Glossary.
Intermediate U.S. Government Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Intermediate-Term Government Bond Index Fund

		Average Annual Total Returns
	Periods Ended August 31, 2015

			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(8/4/2010)	Investment
Intermediate-Term Government Bond Index
Fund Admiral Shares	2.67%	2.51%	2.87%	$11,546
Barclays U.S. 3–10 Year Government Float
Adjusted Index	2.86	2.64	3.00	11,617

Barclays U.S. Aggregate Float Adjusted Index	1.40	2.98	3.23	11,751

"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(3/19/2010)	Investment
Intermediate-Term Government Bond Index
Fund Institutional Shares	2.69%	2.55%	3.74%	$6,107,515
Barclays U.S. 3–10 Year Government Float
Adjusted Index	2.86	2.64	3.84	6,140,259
Barclays U.S. Aggregate Float Adjusted
Index	1.40	2.98	3.77	6,117,698

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: November 19, 2009, Through August 31, 2015

			Since
	One	Five	Inception
	Year	Years	(11/19/2009)
Intermediate-Term Government Bond Index Fund
ETF Shares Market Price	2.67%	13.28%	22.00%
Intermediate-Term Government Bond Index Fund
ETF Shares Net Asset Value	2.67	13.26	21.93
Barclays U.S. 3–10 Year Government Float Adjusted
Index	2.86	13.94	22.77

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Intermediate-Term Government Bond Index Fund

Fiscal-Year Total Returns (%): November 19, 2009, Through August 31, 2015

		Barclays
		3–10 Year
		Gov’t
		Float Adj
	ETF Shares Net Asset Value	Index
Fiscal Year	Total Returns	Total Returns
2010	7.65%	7.76%
2011	5.30	5.53
2012	4.50	4.51
2013	-3.18	-2.99
2014	3.54	3.54
2015	2.67	2.86

Average Annual Total Returns: Periods Ended June 30, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

					Since Inception
	Inception Date	One Year	Five Years	Income	Capital	Total
ETF Shares	11/19/2009
Market Price		2.35%	2.93%			3.45%
Net Asset Value		2.43	2.94			3.44
Admiral Shares	8/4/2010	2.43	—	1.68%	1.12%	2.80
Institutional Shares	3/19/2010	2.46	2.97	1.77	1.93	3.70

Intermediate-Term Government Bond Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (98.9%)
U.S. Government Securities (94.4%)
United States Treasury Note/Bond	1.375%	9/30/18	12,126	12,217
United States Treasury Note/Bond	1.250%	10/31/18	6,710	6,731
United States Treasury Note/Bond	1.750%	10/31/18	4,445	4,530
United States Treasury Note/Bond	3.750%	11/15/18	4,607	4,985
United States Treasury Note/Bond	9.000%	11/15/18	733	915
United States Treasury Note/Bond	1.250%	11/30/18	6,035	6,048
United States Treasury Note/Bond	1.375%	11/30/18	3,670	3,694
United States Treasury Note/Bond	1.375%	12/31/18	4,220	4,242
United States Treasury Note/Bond	1.500%	12/31/18	8,440	8,520
United States Treasury Note/Bond	1.250%	1/31/19	5,250	5,253
United States Treasury Note/Bond	1.500%	1/31/19	14,565	14,690
United States Treasury Note/Bond	2.750%	2/15/19	19,197	20,172
United States Treasury Note/Bond	8.875%	2/15/19	869	1,096
United States Treasury Note/Bond	1.375%	2/28/19	4,650	4,669
United States Treasury Note/Bond	1.500%	2/28/19	5,400	5,444
United States Treasury Note/Bond	1.500%	3/31/19	2,340	2,358
United States Treasury Note/Bond	1.625%	3/31/19	5,400	5,464
United States Treasury Note/Bond	1.250%	4/30/19	28	28
United States Treasury Note/Bond	1.625%	4/30/19	4,423	4,473
United States Treasury Note/Bond	3.125%	5/15/19	7,958	8,477
United States Treasury Note/Bond	1.125%	5/31/19	1,310	1,301
United States Treasury Note/Bond	1.500%	5/31/19	10,350	10,415
United States Treasury Note/Bond	1.000%	6/30/19	1,764	1,742
United States Treasury Note/Bond	1.625%	6/30/19	14,030	14,175
United States Treasury Note/Bond	0.875%	7/31/19	3,609	3,540
United States Treasury Note/Bond	1.625%	7/31/19	9,810	9,905
United States Treasury Note/Bond	3.625%	8/15/19	3,342	3,630
United States Treasury Note/Bond	8.125%	8/15/19	2,692	3,395
United States Treasury Note/Bond	1.000%	8/31/19	3,240	3,190
United States Treasury Note/Bond	1.625%	8/31/19	7,283	7,351
United States Treasury Note/Bond	1.000%	9/30/19	20,845	20,506
United States Treasury Note/Bond	1.750%	9/30/19	18,350	18,597
United States Treasury Note/Bond	1.250%	10/31/19	876	870
United States Treasury Note/Bond	1.500%	10/31/19	9,750	9,776
United States Treasury Note/Bond	3.375%	11/15/19	9,950	10,729
United States Treasury Note/Bond	1.000%	11/30/19	7,855	7,708
United States Treasury Note/Bond	1.500%	11/30/19	7,850	7,868
United States Treasury Note/Bond	1.125%	12/31/19	3,275	3,228

Intermediate-Term Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	1.625%	12/31/19	16,168	16,279
United States Treasury Note/Bond	1.250%	1/31/20	7,800	7,726
United States Treasury Note/Bond	1.375%	1/31/20	2,552	2,540
United States Treasury Note/Bond	3.625%	2/15/20	5,780	6,309
United States Treasury Note/Bond	8.500%	2/15/20	360	469
United States Treasury Note/Bond	1.250%	2/29/20	5,560	5,497
United States Treasury Note/Bond	1.375%	2/29/20	9,500	9,458
United States Treasury Note/Bond	1.125%	3/31/20	1,050	1,032
United States Treasury Note/Bond	1.375%	3/31/20	2,989	2,973
United States Treasury Note/Bond	1.125%	4/30/20	2,775	2,725
United States Treasury Note/Bond	1.375%	4/30/20	6,400	6,361
United States Treasury Note/Bond	3.500%	5/15/20	21,639	23,546
United States Treasury Note/Bond	8.750%	5/15/20	1,500	1,991
United States Treasury Note/Bond	1.375%	5/31/20	2,700	2,680
United States Treasury Note/Bond	1.500%	5/31/20	9,572	9,566
United States Treasury Note/Bond	1.625%	6/30/20	8,000	8,031
United States Treasury Note/Bond	1.875%	6/30/20	2,450	2,486
United States Treasury Note/Bond	1.625%	7/31/20	16,800	16,858
United States Treasury Note/Bond	2.000%	7/31/20	2,060	2,102
United States Treasury Note/Bond	2.625%	8/15/20	24,215	25,396
United States Treasury Note/Bond	8.750%	8/15/20	1,950	2,617
United States Treasury Note/Bond	1.375%	8/31/20	7,000	6,942
United States Treasury Note/Bond	2.125%	8/31/20	4,550	4,665
United States Treasury Note/Bond	2.000%	9/30/20	2,130	2,170
United States Treasury Note/Bond	1.750%	10/31/20	6,500	6,535
United States Treasury Note/Bond	2.625%	11/15/20	29,097	30,488
United States Treasury Note/Bond	2.000%	11/30/20	6,675	6,789
United States Treasury Note/Bond	2.375%	12/31/20	5,230	5,417
United States Treasury Note/Bond	2.125%	1/31/21	5,722	5,846
United States Treasury Note/Bond	3.625%	2/15/21	5,457	6,004
United States Treasury Note/Bond	7.875%	2/15/21	716	947
United States Treasury Note/Bond	2.000%	2/28/21	5,015	5,088
United States Treasury Note/Bond	2.250%	3/31/21	2,925	3,005
United States Treasury Note/Bond	2.250%	4/30/21	3,500	3,592
United States Treasury Note/Bond	3.125%	5/15/21	3,042	3,266
United States Treasury Note/Bond	8.125%	5/15/21	1,340	1,804
United States Treasury Note/Bond	2.000%	5/31/21	9,710	9,828
United States Treasury Note/Bond	2.125%	6/30/21	4,950	5,041
United States Treasury Note/Bond	2.250%	7/31/21	5,825	5,971
United States Treasury Note/Bond	2.125%	8/15/21	7,250	7,379
United States Treasury Note/Bond	8.125%	8/15/21	1,775	2,412
United States Treasury Note/Bond	2.000%	8/31/21	5,425	5,479
United States Treasury Note/Bond	2.125%	9/30/21	10,445	10,615
United States Treasury Note/Bond	2.000%	10/31/21	8,775	8,852
United States Treasury Note/Bond	2.000%	11/15/21	5,013	5,054
United States Treasury Note/Bond	8.000%	11/15/21	7,115	9,701
United States Treasury Note/Bond	1.875%	11/30/21	7,500	7,505
United States Treasury Note/Bond	2.125%	12/31/21	8,850	8,981
United States Treasury Note/Bond	1.500%	1/31/22	11,000	10,739
United States Treasury Note/Bond	2.000%	2/15/22	15,390	15,505
United States Treasury Note/Bond	1.750%	2/28/22	8,900	8,817
United States Treasury Note/Bond	1.750%	3/31/22	8,206	8,124
United States Treasury Note/Bond	1.750%	4/30/22	8,500	8,408
United States Treasury Note/Bond	1.750%	5/15/22	5,000	4,945
United States Treasury Note/Bond	1.875%	5/31/22	8,175	8,148
United States Treasury Note/Bond	2.125%	6/30/22	8,900	9,017

Intermediate-Term Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	2.000%	7/31/22	4,300	4,319
United States Treasury Note/Bond	1.625%	8/15/22	2,740	2,681
United States Treasury Note/Bond	7.250%	8/15/22	975	1,316
United States Treasury Note/Bond	1.875%	8/31/22	4,882	4,861
United States Treasury Note/Bond	1.625%	11/15/22	14,790	14,434
United States Treasury Note/Bond	7.625%	11/15/22	575	797
United States Treasury Note/Bond	2.000%	2/15/23	11,275	11,263
United States Treasury Note/Bond	7.125%	2/15/23	1,590	2,162
United States Treasury Note/Bond	1.750%	5/15/23	28,370	27,736
United States Treasury Note/Bond	2.500%	8/15/23	8,295	8,556
United States Treasury Note/Bond	6.250%	8/15/23	1,725	2,259
United States Treasury Note/Bond	2.750%	11/15/23	7,545	7,925
United States Treasury Note/Bond	2.750%	2/15/24	9,515	9,983
United States Treasury Note/Bond	2.500%	5/15/24	20,135	20,692
United States Treasury Note/Bond	2.375%	8/15/24	18,060	18,348
United States Treasury Note/Bond	2.250%	11/15/24	19,316	19,394
United States Treasury Note/Bond	7.500%	11/15/24	1,690	2,448
United States Treasury Note/Bond	2.000%	2/15/25	16,673	16,363
United States Treasury Note/Bond	2.125%	5/15/25	19,910	19,736
United States Treasury Note/Bond	2.000%	8/15/25	7,000	6,867
				873,793
Agency Bonds and Notes (4.5%)
1 AID-Israel	5.500%	9/18/23	125	152
1 AID-Israel	5.500%	4/26/24	500	613
1 AID-Jordan	1.945%	6/23/19	200	196
1 AID-Jordan	2.503%	10/30/20	175	181
1 AID-Jordan	2.578%	6/30/22	500	506
1 AID-Ukraine	1.844%	5/16/19	200	203
1 AID-Ukraine	1.847%	5/29/20	300	300
2 Federal Farm Credit Banks	5.150%	11/15/19	300	344
2 Federal Farm Credit Banks	3.500%	12/20/23	100	107
2 Federal Home Loan Banks	1.875%	3/8/19	1,070	1,089
2 Federal Home Loan Banks	1.875%	3/13/20	150	152
2 Federal Home Loan Banks	4.125%	3/13/20	2,100	2,327
2 Federal Home Loan Banks	3.375%	6/12/20	125	135
2 Federal Home Loan Banks	3.125%	12/11/20	1,000	1,066
2 Federal Home Loan Banks	5.250%	12/11/20	250	293
2 Federal Home Loan Banks	5.625%	6/11/21	400	479
2 Federal Home Loan Banks	2.000%	9/9/22	1,265	1,243
2 Federal Home Loan Banks	2.125%	3/10/23	650	637
2 Federal Home Loan Banks	2.875%	6/14/24	200	204
2 Federal Home Loan Banks	2.875%	9/13/24	1,000	1,016
3 Federal Home Loan Mortgage Corp.	3.750%	3/27/19	2,440	2,641
3 Federal Home Loan Mortgage Corp.	1.750%	5/30/19	400	405
3 Federal Home Loan Mortgage Corp.	1.250%	8/1/19	450	446
3 Federal Home Loan Mortgage Corp.	1.250%	10/2/19	2,690	2,665
3 Federal Home Loan Mortgage Corp.	1.375%	5/1/20	1,445	1,427
3 Federal Home Loan Mortgage Corp.	2.375%	1/13/22	3,400	3,453
3 Federal National Mortgage Assn.	1.875%	9/18/18	550	561
3 Federal National Mortgage Assn.	1.625%	11/27/18	1,350	1,366
3 Federal National Mortgage Assn.	1.875%	2/19/19	1,750	1,781
3 Federal National Mortgage Assn.	1.750%	6/20/19	800	809
3 Federal National Mortgage Assn.	1.750%	9/12/19	5,350	5,409
3 Federal National Mortgage Assn.	0.000%	10/9/19	1,150	1,058
3 Federal National Mortgage Assn.	1.750%	11/26/19	750	757
3 Federal National Mortgage Assn.	1.625%	1/21/20	1,170	1,172

Intermediate-Term Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
3	Federal National Mortgage Assn.	1.500%	6/22/20	1,200	1,189
3	Federal National Mortgage Assn.	2.625%	9/6/24	1,495	1,506
2	Financing Corp.	10.700%	10/6/17	142	170
2	Financing Corp.	9.800%	11/30/17	385	459
2	Financing Corp.	9.800%	4/6/18	200	243
2	Financing Corp.	10.350%	8/3/18	250	314
2	Financing Corp.	9.700%	4/5/19	50	64
	NCUA Guaranteed Notes	3.000%	6/12/19	180	191
	Private Export Funding Corp.	2.250%	12/15/17	25	26
	Private Export Funding Corp.	1.875%	7/15/18	50	51
	Private Export Funding Corp.	4.375%	3/15/19	700	768
	Private Export Funding Corp.	1.450%	8/15/19	125	124
	Private Export Funding Corp.	2.250%	3/15/20	150	152
	Private Export Funding Corp.	2.300%	9/15/20	75	76
	Private Export Funding Corp.	2.050%	11/15/22	175	169
	Private Export Funding Corp.	3.550%	1/15/24	75	80
	Private Export Funding Corp.	2.450%	7/15/24	205	200
	Private Export Funding Corp.	3.250%	6/15/25	75	76
2	Tennessee Valley Authority	1.750%	10/15/18	125	127
2	Tennessee Valley Authority	3.875%	2/15/21	225	248
2	Tennessee Valley Authority	1.875%	8/15/22	125	122
2	Tennessee Valley Authority	2.875%	9/15/24	400	405
					41,953
Total U.S. Government and Agency Obligations (Cost $910,975)					915,746

				Shares
Temporary Cash Investment (0.8%)
Money Market Fund (0.8%)
4	Vanguard Market Liquidity Fund (Cost $7,229)	0.168%		7,228,556	7,229
Total Investments (99.7%) (Cost $918,204)					922,975

					Amount
					($000)
Other Assets and Liabilities (0.3%)
Other Assets
Investment in Vanguard					78
Receivables for Investment Securities Sold					18,109
Receivables for Accrued Income					4,363
Receivables for Capital Shares Issued					2,053
Other Assets					574
Total Other Assets					25,177
Liabilities
Payables for Investment Securities Purchased					(21,562)
Payables for Capital Shares Redeemed					(534)
Payables for Distributions					(51)
Payables to Vanguard					(174)
Other Liabilities					(363)
Total Liabilities					(22,684)
Net Assets (100%)					925,468

Intermediate-Term Government Bond Index Fund

At August 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	920,092
Undistributed Net Investment Income	565
Accumulated Net Realized Gains	40
Unrealized Appreciation (Depreciation)	4,771
Net Assets	925,468

ETF Shares—Net Assets
Applicable to 5,550,877 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	359,692
Net Asset Value Per Share—ETF Shares	$64.80

Admiral Shares—Net Assets
Applicable to 16,387,059 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	358,229
Net Asset Value Per Share—Admiral Shares	$21.86

Institutional Shares—Net Assets
Applicable to 7,651,598 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	207,547
Net Asset Value Per Share—Institutional Shares	$27.12

• See Note A in Notes to Financial Statements.
1 U.S. government-guaranteed.
2 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
3 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Government Bond Index Fund

Statement of Operations

Year Ended
August 31, 2015
($000)
Investment Income
Income
Interest[1]	11,783
Total Income	11,783
Expenses
The Vanguard Group—Note B
Investment Advisory Services	16
Management and Administrative—ETF Shares	191
Management and Administrative—Admiral Shares	201
Management and Administrative—Institutional Shares	50
Marketing and Distribution—ETF Shares	34
Marketing and Distribution—Admiral Shares	48
Marketing and Distribution—Institutional Shares	11
Custodian Fees	5
Auditing Fees	50
Shareholders’ Reports—ETF Shares	16
Shareholders’ Reports—Admiral Shares	3
Shareholders’ Reports—Institutional Shares	—
Total Expenses	625
Net Investment Income	11,158
Realized Net Gain (Loss) on Investment Securities Sold	757
Change in Unrealized Appreciation (Depreciation) of Investment Securities	2,636
Net Increase (Decrease) in Net Assets Resulting from Operations	14,551
1 Interest income from an affiliated company of the fund was $5,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Government Bond Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	11,158	5,392
Realized Net Gain (Loss)	757	116
Change in Unrealized Appreciation (Depreciation)	2,636	6,662
Net Increase (Decrease) in Net Assets Resulting from Operations	14,551	12,170
Distributions
Net Investment Income
ETF Shares	(4,277)	(1,690)
Admiral Shares[1]	(4,736)	(2,645)
Institutional Shares	(1,815)	(826)
Realized Capital Gain [2]
ETF Shares	—	(359)
Admiral Shares[1]	—	(474)
Institutional Shares	—	(194)
Total Distributions	(10,828)	(6,188)
Capital Share Transactions
ETF Shares	195,097	38,270
Admiral Shares[1]	123,954	133,880
Institutional Shares	153,733	(6,706)
Net Increase (Decrease) from Capital Share Transactions	472,784	165,444
Total Increase (Decrease)	476,507	171,426
Net Assets
Beginning of Period	448,961	277,535
End of Period[3]	925,468	448,961

1 Signal Shares were renamed Admiral Shares in October 2013.
2 Includes fiscal 2014 short-term gain distributions totaling $78,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $565,000 and $235,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Government Bond Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$64.14	$62.96	$66.58	$64.91	$63.58
Investment Operations
Net Investment Income	1.054	.920	.861	1.097	1.301
Net Realized and Unrealized Gain (Loss)
on Investments	. 649	1.292	(2.940)	1.791	1.949
Total from Investment Operations	1.703	2.212	(2.079)	2.888	3.250
Distributions
Dividends from Net Investment Income	(1.043)	(. 843)	(. 861)	(1.094)	(1.304)
Distributions from Realized Capital Gains	—	(.189)	(.680)	(.124)	(.616)
Total Distributions	(1.043)	(1.032)	(1.541)	(1.218)	(1.920)
Net Asset Value, End of Period	$64.80	$64.14	$62.96	$66.58	$64.91

Total Return	2.67%	3.54%	-3.18%	4.50%	5.30%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$360	$164	$123	$133	$55
Ratio of Total Expenses to Average Net Assets	0.10%	0.12%	0.12%	0.12%	0.14%
Ratio of Net Investment Income to
Average Net Assets	1.67%	1.50%	1.32%	1.67%	2.09%
Portfolio Turnover Rate[1]	35%	43%	54%	51%	41%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Government Bond Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$21.64	$21.27	$22.50	$21.94	$21.49
Investment Operations
Net Investment Income	. 355	. 317.292		.369	.441
Net Realized and Unrealized Gain (Loss)
on Investments	.220	.432	(1.000)	.602	.658
Total from Investment Operations	.575	.749	(.708)	.971	1.099
Distributions
Dividends from Net Investment Income	(. 355)	(. 315)	(. 292)	(. 369)	(. 441)
Distributions from Realized Capital Gains	—	(.064)	(. 230)	(. 042)	(. 208)
Total Distributions	(.355)	(.379)	(. 522)	(. 411)	(.649)
Net Asset Value, End of Period	$21.86	$21.64	$21.27	$22.50	$21.94

Total Return[1]	2.67%	3.55%	-3.21%	4.47%	5.31%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$358	$232	$95	$35	$8
Ratio of Total Expenses to Average Net Assets	0.10%	0.12%	0.12%	0.12%	0.13%
Ratio of Net Investment Income to
Average Net Assets	1.67%	1.50%	1.32%	1.67%	2.10%
Portfolio Turnover Rate[2]	35%	43%	54%	51%	41%

Signal Shares were renamed Admiral Shares in October 2013. Prior periods’ Financial Highlights are for the Signal class.
1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Government Bond Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$26.85	$26.39	$27.91	$27.21	$26.65
Investment Operations
Net Investment Income	. 447.400		.368	.466	.557
Net Realized and Unrealized Gain (Loss)
on Investments	. 271.536		(1.235)	.752	. 819
Total from Investment Operations	.718	.936	(.867)	1.218	1.376
Distributions
Dividends from Net Investment Income	(.448)	(. 397)	(. 368)	(. 465)	(.558)
Distributions from Realized Capital Gains	—	(.079)	(. 285)	(. 053)	(. 258)
Total Distributions	(.448)	(.476)	(. 653)	(. 518)	(. 816)
Net Asset Value, End of Period	$27.12	$26.85	$26.39	$27.91	$27.21

Total Return[1]	2.69%	3.58%	-3.17%	4.52%	5.36%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$208	$54	$59	$117	$118
Ratio of Total Expenses to Average Net Assets	0.07%	0.09%	0.09%	0.09%	0.09%
Ratio of Net Investment Income to
Average Net Assets	1.70%	1.53%	1.35%	1.70%	2.14%
Portfolio Turnover Rate[2]	35%	43%	54%	51%	41%

1 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Government Bond Index Fund

Notes to Financial Statements

Vanguard Intermediate-Term Government Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: ETF Shares, Admiral Shares, and Institutional Shares. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2015, or at any time during the period then ended.

5. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution

Intermediate-Term Government Bond Index Fund

expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2015, the fund had contributed to Vanguard capital in the amount of $78,000, representing 0.01% of the fund’s net assets and 0.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	915,746	—
Temporary Cash Investments	7,229	—	—
Total	7,229	915,746	—

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2015, the fund realized $377,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

Intermediate-Term Government Bond Index Fund

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $42,000 from accumulated net realized gains to paid-in capital.

The fund used capital loss carryforwards of $302,000 to offset taxable capital gains realized during the year ended August 31, 2015, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at August 31, 2015, the fund had $802,000 of ordinary income and $15,000 of long-term capital gains available for distribution.

At August 31, 2015, the cost of investment securities for tax purposes was $918,204,000. Net unrealized appreciation of investment securities for tax purposes was $4,771,000, consisting of unrealized gains of $6,274,000 on securities that had risen in value since their purchase and $1,503,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2015, the fund purchased $724,962,000 of investment securities and sold $256,176,000 of investment securities, other than temporary cash investments. Purchases and sales include $215,226,000 and $22,280,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2015		2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	217,599	3,351	57,403	900
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(22,502)	(350)	(19,133)	(300)
Net Increase (Decrease) —ETF Shares	195,097	3,001	38,270	600
Admiral Shares[1]
Issued	202,742	9,279	178,855	8,329
Issued in Lieu of Cash Distributions	4,523	207	3,049	142
Redeemed	(83,311)	(3,815)	(48,024)	(2,237)
Net Increase (Decrease) —Admiral Shares	123,954	5,671	133,880	6,234
Institutional Shares
Issued	155,729	5,732	11,854	447
Issued in Lieu of Cash Distributions	1,703	63	925	35
Redeemed	(3,699)	(136)	(19,485)	(741)
Net Increase (Decrease) —Institutional Shares	153,733	5,659	(6,706)	(259)
1 Signal Shares were renamed Admiral Shares in October 2013.

At August 31, 2015, one shareholder was the record or beneficial owner of 25% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2015, that would require recognition or disclosure in these financial statements.

Long-Term Government Bond Index Fund

Fund Profile
As of August 31, 2015

Share-Class Characteristics

	ETF	Admiral	Institutional
	Shares	Shares	Shares
Ticker Symbol	VGLT	VLGSX	VLGIX
Expense Ratio[1]	0.12%	0.12%	0.09%
30-Day SEC Yield	2.70%	2.74%	2.73%

Financial Attributes

		Barclays
		Long Gov	Barclays
		Float Adj	Aggregate
	Fund	Index	FA Index
Number of Bonds	69	90	9,541
Yield to Maturity
(before expenses)	2.8%	2.9%	2.4%
Average Coupon	3.8%	3.8%	3.2%
Average Duration	17.1 years	17.1 years	5.7 years
Average Effective
Maturity	24.7 years	24.7 years	7.9 years
Short-Term
Reserves	1.2%	—	—

Sector Diversification (% of portfolio)
Treasury/Agency	99.6%
Other	0.4

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays
	Long Gov	Barclays
	Float Adj	Aggregate
	Index	FA Index
R-Squared	0.99	0.84
Beta	1.04	3.44

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	0.4%
5 - 10 Years	0.6
10 - 20 Years	14.9
20 - 30 Years	83.8
Over 30 Years	0.3

Distribution by Credit Quality (% of portfolio)
U.S. Government	99.6%
Aaa	0.4

Credit-quality ratings are obtained from Barclays and are from Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 23, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2015, the expense ratios were 0.10% for ETF Shares, 0.10% for Admiral Shares, and 0.07% for Institutional Shares.

Long-Term Government Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 19, 2009, Through August 31, 2015
Initial Investment of $10,000

		Average Annual Total Returns
	Periods Ended August 31, 2015

			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(11/19/2009)	Investment

Long-Term Government Bond Index
Fund ETF Shares Net Asset Value	4.44%	5.32%	7.34%	$15,057
Long-Term Government Bond Index
Fund ETF Shares Market Price	4.51	5.32	7.35	15,070
Barclays U.S. Long Government Float
Adjusted Index	5.05	5.54	7.52	15,204
General U.S. Government Funds
Average	1.43	1.96	3.14	11,954
Spliced Barclays U.S. Aggregate Float
Adjusted Index	1.40	2.98	3.77	12,383

For a benchmark description, see the Glossary.
General U.S. Government Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Long-Term Government Bond Index Fund

		Average Annual Total Returns
	Periods Ended August 31, 2015

			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(3/1/2010)	Investment
Long-Term Government Bond Index Fund
Admiral Shares	4.40%	5.31%	7.98%	$15,254
Barclays U.S. Long Government Float
Adjusted Index	5.05	5.54	8.17	15,405

Barclays U.S. Aggregate Float Adjusted Index	1.40	2.98	3.78	12,266

"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(7/30/2010)	Investment
Long-Term Government Bond Index Fund
Institutional Shares	4.47%	5.35%	6.65%	$6,937,976
Barclays U.S. Long Government Float
Adjusted Index	5.05	5.54	6.78	6,980,941
Barclays U.S. Aggregate Float Adjusted
Index	1.40	2.98	3.21	5,870,787

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: November 19, 2009, Through August 31, 2015

			Since
	One	Five	Inception
	Year	Years	(11/19/2009)
Long-Term Government Bond Index Fund ETF
Shares Market Price	4.51%	29.60%	50.70%
Long-Term Government Bond Index Fund ETF
Shares Net Asset Value	4.44	29.58	50.57
Barclays U.S. Long Government Float Adjusted
Index	5.05	30.93	52.04

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Long-Term Government Bond Index Fund

Fiscal-Year Total Returns (%): November 19, 2009, Through August 31, 2015
		Barclays
		Long Gov
		Float Adj
	ETF Shares Net Asset Value	Index
Fiscal Year	Total Returns	Total Returns
2010	16.21%	16.12%
2011	4.63	5.11
2012	19.06	18.68
2013	-13.13	-12.46
2014	14.65	14.15
2015	4.44	5.05

Average Annual Total Returns: Periods Ended June 30, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

					Since Inception
	Inception Date	One Year	Five Years	Income	Capital	Total
ETF Shares	11/19/2009
Market Price		5.89%	6.02%			6.93%
Net Asset Value		5.89	6.02			6.93
Admiral Shares	3/1/2010	5.85	6.02	3.30%	4.27%	7.57
Institutional Shares	7/30/2010	5.92	—	3.25	2.92	6.17

Long-Term Government Bond Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (99.1%)
U.S. Government Securities (93.8%)
United States Treasury Note/Bond	6.875%	8/15/25	2,423	3,442
United States Treasury Note/Bond	6.000%	2/15/26	5,726	7,738
United States Treasury Note/Bond	6.750%	8/15/26	2,320	3,330
United States Treasury Note/Bond	6.500%	11/15/26	1,424	2,016
United States Treasury Note/Bond	6.625%	2/15/27	1,023	1,469
United States Treasury Note/Bond	6.375%	8/15/27	1,858	2,640
United States Treasury Note/Bond	6.125%	11/15/27	2,943	4,118
United States Treasury Note/Bond	5.500%	8/15/28	5,218	7,005
United States Treasury Note/Bond	5.250%	11/15/28	3,709	4,887
United States Treasury Note/Bond	5.250%	2/15/29	4,460	5,882
United States Treasury Note/Bond	6.125%	8/15/29	2,625	3,751
United States Treasury Note/Bond	6.250%	5/15/30	3,482	5,082
United States Treasury Note/Bond	5.375%	2/15/31	8,505	11,593
United States Treasury Note/Bond	4.500%	2/15/36	6,330	8,152
United States Treasury Note/Bond	4.750%	2/15/37	1,210	1,610
United States Treasury Note/Bond	5.000%	5/15/37	1,301	1,791
United States Treasury Note/Bond	4.375%	2/15/38	6,314	7,982
United States Treasury Note/Bond	4.500%	5/15/38	4,566	5,874
United States Treasury Note/Bond	3.500%	2/15/39	9,669	10,725
United States Treasury Note/Bond	4.250%	5/15/39	7,531	9,333
United States Treasury Note/Bond	4.500%	8/15/39	10,075	12,931
United States Treasury Note/Bond	4.375%	11/15/39	8,747	11,039
United States Treasury Note/Bond	4.625%	2/15/40	12,977	16,959
United States Treasury Note/Bond	4.375%	5/15/40	9,918	12,523
United States Treasury Note/Bond	3.875%	8/15/40	10,023	11,758
United States Treasury Note/Bond	4.250%	11/15/40	8,187	10,170
United States Treasury Note/Bond	4.750%	2/15/41	8,478	11,330
United States Treasury Note/Bond	4.375%	5/15/41	2,534	3,217
United States Treasury Note/Bond	3.750%	8/15/41	3,130	3,617
United States Treasury Note/Bond	3.125%	11/15/41	5,905	6,124
United States Treasury Note/Bond	3.125%	2/15/42	6,396	6,621
United States Treasury Note/Bond	3.000%	5/15/42	8,095	8,166
United States Treasury Note/Bond	2.750%	8/15/42	16,770	16,086
United States Treasury Note/Bond	2.750%	11/15/42	21,644	20,731
United States Treasury Note/Bond	3.125%	2/15/43	18,830	19,392
United States Treasury Note/Bond	2.875%	5/15/43	22,775	22,341
United States Treasury Note/Bond	3.625%	8/15/43	25,810	29,202
United States Treasury Note/Bond	3.750%	11/15/43	19,287	22,319

Long-Term Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	3.625%	2/15/44	26,305	29,741
United States Treasury Note/Bond	3.375%	5/15/44	21,890	23,634
United States Treasury Note/Bond	3.125%	8/15/44	31,925	32,883
United States Treasury Note/Bond	3.000%	11/15/44	16,780	16,861
United States Treasury Note/Bond	2.500%	2/15/45	19,350	17,521
United States Treasury Note/Bond	3.000%	5/15/45	20,800	20,946
United States Treasury Note/Bond	2.875%	8/15/45	7,650	7,527
				502,059
Agency Bonds and Notes (5.3%)
1 AID-Israel	5.500%	9/18/33	150	197
2 Federal Home Loan Banks	5.500%	7/15/36	1,050	1,373
3 Federal Home Loan Mortgage Corp.	6.750%	9/15/29	913	1,304
3 Federal Home Loan Mortgage Corp.	6.750%	3/15/31	2,070	2,975
3 Federal Home Loan Mortgage Corp.	6.250%	7/15/32	2,334	3,250
3 Federal National Mortgage Assn.	6.250%	5/15/29	700	952
3 Federal National Mortgage Assn.	7.125%	1/15/30	730	1,072
3 Federal National Mortgage Assn.	7.250%	5/15/30	2,130	3,176
3 Federal National Mortgage Assn.	6.625%	11/15/30	2,955	4,207
3 Federal National Mortgage Assn.	5.625%	7/15/37	675	898
3 Federal National Mortgage Assn.	6.210%	8/6/38	300	425
2 Tennessee Valley Authority	6.750%	11/1/25	1,065	1,411
2 Tennessee Valley Authority	7.125%	5/1/30	650	931
2 Tennessee Valley Authority	4.700%	7/15/33	100	114
2 Tennessee Valley Authority	4.650%	6/15/35	575	654
2 Tennessee Valley Authority	5.880%	4/1/36	1,260	1,658
2 Tennessee Valley Authority	6.150%	1/15/38	165	225
2 Tennessee Valley Authority	5.500%	6/15/38	150	190
2 Tennessee Valley Authority	5.250%	9/15/39	1,352	1,660
2 Tennessee Valley Authority	3.500%	12/15/42	250	236
2 Tennessee Valley Authority	4.875%	1/15/48	245	282
2 Tennessee Valley Authority	5.375%	4/1/56	215	266
2 Tennessee Valley Authority	4.625%	9/15/60	850	925
				28,381
Total U.S. Government and Agency Obligations (Cost $527,780)				530,440

			Shares
Temporary Cash Investment (1.2%)
Money Market Fund (1.2%)
4 Vanguard Market Liquidity Fund (Cost $6,577)	0.168%		6,576,538	6,577
Total Investments (100.3%) (Cost $534,357)				537,017

Long-Term Government Bond Index Fund

Amount
($000)
Other Assets and Liabilities (-0.3%)
Other Assets
Investment in Vanguard	46
Receivables for Investment Securities Sold	7,988
Receivables for Accrued Income	2,968
Receivables for Capital Shares Issued	450
Total Other Assets	11,452
Liabilities
Payables for Investment Securities Purchased	(9,473)
Payables for Capital Shares Redeemed	(3,236)
Payables for Distributions	(22)
Payables to Vanguard	(122)
Other Liabilities	(138)
Total Liabilities	(12,991)
Net Assets (100%)	535,478

At August 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	541,778
Undistributed Net Investment Income	616
Accumulated Net Realized Losses	(9,576)
Unrealized Appreciation (Depreciation)	2,660
Net Assets	535,478

ETF Shares—Net Assets
Applicable to 3,352,307 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	251,850
Net Asset Value Per Share—ETF Shares	$75.13

Admiral Shares—Net Assets
Applicable to 5,150,679 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	129,872
Net Asset Value Per Share—Admiral Shares	$25.21

Institutional Shares—Net Assets
Applicable to 4,804,753 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	153,756
Net Asset Value Per Share—Institutional Shares	$32.00

• See Note A in Notes to Financial Statements.
1 U.S. government-guaranteed.
2 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
3 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Government Bond Index Fund

Statement of Operations

Year Ended
August 31, 2015
($000)
Investment Income
Income
Interest[1]	12,337
Total Income	12,337
Expenses
The Vanguard Group—Note B
Investment Advisory Services	10
Management and Administrative—ETF Shares	132
Management and Administrative—Admiral Shares	68
Management and Administrative—Institutional Shares	53
Marketing and Distribution—ETF Shares	25
Marketing and Distribution—Admiral Shares	15
Marketing and Distribution—Institutional Shares	16
Custodian Fees	4
Auditing Fees	50
Shareholders’ Reports—ETF Shares	14
Shareholders’ Reports—Admiral Shares	4
Shareholders’ Reports—Institutional Shares	—
Total Expenses	391
Net Investment Income	11,946
Realized Net Gain (Loss) on Investment Securities Sold	1,980
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(8,505)
Net Increase (Decrease) in Net Assets Resulting from Operations	5,421
1 Interest income from an affiliated company of the fund was $3,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Government Bond Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	11,946	5,253
Realized Net Gain (Loss)	1,980	(1,067)
Change in Unrealized Appreciation (Depreciation)	(8,505)	22,271
Net Increase (Decrease) in Net Assets Resulting from Operations	5,421	26,457
Distributions
Net Investment Income
ETF Shares	(5,289)	(2,078)
Admiral Shares[1]	(2,856)	(541)
Institutional Shares	(3,453)	(2,376)
Realized Capital Gain
ETF Shares	—	—
Admiral Shares[1]	—	—
Institutional Shares	—	—
Total Distributions	(11,598)	(4,995)
Capital Share Transactions
ETF Shares	148,580	34,774
Admiral Shares[1]	89,912	35,290
Institutional Shares	57,366	48,422
Net Increase (Decrease) from Capital Share Transactions	295,858	118,486
Total Increase (Decrease)	289,681	139,948
Net Assets
Beginning of Period	245,797	105,849
End of Period[2]	535,478	245,797

1 Signal Shares were renamed Admiral Shares in October 2013.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $616,000 and $268,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Government Bond Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$73.93	$66.33	$78.69	$68.07	$67.61
Investment Operations
Net Investment Income	2.073	2.100	2.055	2.213	2.321
Net Realized and Unrealized Gain (Loss)
on Investments	1.206	7.429	(12.216)	10.611	.526
Total from Investment Operations	3.279	9.529	(10.161)	12.824	2.847
Distributions
Dividends from Net Investment Income	(2.079)	(1.929)	(2.056)	(2.204)	(2.324)
Distributions from Realized Capital Gains	—	—	(.143)	—	(.063)
Total Distributions	(2.079)	(1.929)	(2.199)	(2.204)	(2.387)
Net Asset Value, End of Period	$75.13	$73.93	$66.33	$78.69	$68.07

Total Return	4.44%	14.65%	-13.13%	19.06%	4.63%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$252	$107	$63	$75	$34
Ratio of Total Expenses to Average Net Assets	0.10%	0.12%	0.12%	0.12%	0.14%
Ratio of Net Investment Income to
Average Net Assets	2.76%	3.17%	2.80%	2.99%	3.68%
Portfolio Turnover Rate[1]	24%	23%	54%	46%	40%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Government Bond Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$24.81	$22.32	$26.48	$22.91	$22.75
Investment Operations
Net Investment Income	. 698.711		.693	.746	.780
Net Realized and Unrealized Gain (Loss)
on Investments	. 399	2.491	(4.112)	3.567	.182
Total from Investment Operations	1.097	3.202	(3.419)	4.313	.962
Distributions
Dividends from Net Investment Income	(.697)	(.712)	(. 693)	(.743)	(.781)
Distributions from Realized Capital Gains	—	—	(.048)	—	(.021)
Total Distributions	(.697)	(.712)	(.741)	(.743)	(. 802)
Net Asset Value, End of Period	$25.21	$24.81	$22.32	$26.48	$22.91

Total Return[1]	4.40%	14.63%	-13.13%	19.05%	4.66%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$130	$44	$6	$5	$1
Ratio of Total Expenses to Average Net Assets	0.10%	0.12%	0.12%	0.12%	0.14%
Ratio of Net Investment Income to
Average Net Assets	2.76%	3.17%	2.80%	2.99%	3.68%
Portfolio Turnover Rate[2]	24%	23%	54%	46%	40%

Signal Shares were renamed Admiral Shares in October 2013. Prior periods’ Financial Highlights are for the Signal class.
1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction or account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Government Bond Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$31.48	$28.32	$33.60	$29.06	$28.87
Investment Operations
Net Investment Income	. 896	. 910	. 890	. 956	1.003
Net Realized and Unrealized Gain (Loss)
on Investments	.517	3.161	(5.219)	4.537	.218
Total from Investment Operations	1.413	4.071	(4.329)	5.493	1.221
Distributions
Dividends from Net Investment Income	(. 893)	(. 911)	(. 890)	(. 953)	(1.004)
Distributions from Realized Capital Gains	—	—	(.061)	—	(.027)
Total Distributions	(. 893)	(. 911)	(. 951)	(. 953)	(1.031)
Net Asset Value, End of Period	$32.00	$31.48	$28.32	$33.60	$29.06

Total Return[1]	4.47%	14.66%	-13.10%	19.13%	4.67%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$154	$95	$37	$84	$61
Ratio of Total Expenses to Average Net Assets	0.07%	0.09%	0.09%	0.09%	0.09%
Ratio of Net Investment Income to
Average Net Assets	2.79%	3.20%	2.83%	3.02%	3.73%
Portfolio Turnover Rate[2]	24%	23%	54%	46%	40%

1 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Government Bond Index Fund

Notes to Financial Statements

Vanguard Long-Term Government Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: ETF Shares, Admiral Shares, and Institutional Shares. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2015, or at any time during the period then ended.

5. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution

Long-Term Government Bond Index Fund

expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2015, the fund had contributed to Vanguard capital in the amount of $46,000, representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	530,440	—
Temporary Cash Investments	6,577	—	—
Total	6,577	530,440	—

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2015, the fund realized $3,271,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

Long-Term Government Bond Index Fund

For tax purposes, at August 31, 2015, the fund had $751,000 of ordinary income available for distribution. The fund had available capital losses totaling $9,563,000 that may be carried forward indefinitely to offset future net capital gains.

At August 31, 2015, the cost of investment securities for tax purposes was $534,371,000. Net unrealized appreciation of investment securities for tax purposes was $2,646,000, consisting of unrealized gains of $7,832,000 on securities that had risen in value since their purchase and $5,186,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2015, the fund purchased $426,905,000 of investment securities and sold $131,501,000 of investment securities, other than temporary cash investments. Purchases and sales include $221,902,000 and $29,532,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2015		2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	178,492	2,302	71,314	1,050
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(29,912)	(400)	(36,540)	(550)
Net Increase (Decrease)—ETF Shares	148,580	1,902	34,774	500
Admiral Shares[1]
Issued	169,663	6,504	48,250	2,064
Issued in Lieu of Cash Distributions	2,686	104	499	22
Redeemed	(82,437)	(3,228)	(13,459)	(584)
Net Increase (Decrease)—Admiral Shares	89,912	3,380	35,290	1,502
Institutional Shares
Issued	99,644	3,032	53,260	1,879
Issued in Lieu of Cash Distributions	3,404	104	2,376	81
Redeemed	(45,682)	(1,338)	(7,214)	(254)
Net Increase (Decrease) —Institutional Shares	57,366	1,798	48,422	1,706
1 Signal Shares were renamed Admiral Shares in October 2013.

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2015, that would require recognition or disclosure in these financial statements.

Short-Term Corporate Bond Index Fund

Fund Profile
As of August 31, 2015

Share-Class Characteristics

	ETF	Admiral	Institutional
	Shares	Shares	Shares
Ticker Symbol	VCSH	VSCSX	VSTBX
Expense Ratio[1]	0.12%	0.12%	0.09%
30-Day SEC Yield	1.98%	2.02%	2.01%

Financial Attributes

		Barclays
		1–5 Year	Barclays
		Corporate	Aggregate
	Fund	Index	FA Index
Number of Bonds	1,882	2,032	9,541
Yield to Maturity
(before expenses)	2.2%	2.2%	2.4%
Average Coupon	3.7%	3.7%	3.2%
Average Duration	2.8 years	2.8 years	5.7 years
Average Effective
Maturity	3.0 years	3.0 years	7.9 years
Short-Term
Reserves	0.7%	—	—

Sector Diversification (% of portfolio)
Finance	43.2%
Industrial	51.6
Utilities	5.1
Other	0.1

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays
	1–5 Year	Barclays
	Corporate	Aggregate
	Index	FA Index
R-Squared	0.99	0.72
Beta	0.98	0.44

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	0.3%
1 - 3 Years	54.2
3 - 5 Years	45.4
5 - 10 Years	0.1

Distribution by Credit Quality (% of portfolio)
Aaa	1.0%
Aa	11.1
A	50.9
Baa	37.0

Credit-quality ratings are obtained from Barclays and are from Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 23, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2015, the expense ratios were 0.10% for ETF Shares, 0.10% for Admiral Shares, and 0.07% for Institutional Shares.

Short-Term Corporate Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 19, 2009, Through August 31, 2015
Initial Investment of $10,000

		Average Annual Total Returns
	Periods Ended August 31, 2015
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(11/19/2009)	Investment

Short-Term Corporate Bond Index
Fund ETF Shares Net Asset Value	0.96%	2.61%	3.18%	$11,983
Short-Term Corporate Bond Index
Fund ETF Shares Market Price	0.93	2.57	3.17	11,980
Barclays U.S. 1–5 Year Corporate
Bond Index	1.03	2.84	3.42	12,149
Short-Intermediate Investment-Grade
Debt Funds Average	0.33	1.97	2.67	11,645
Spliced Barclays U.S. Aggregate Float
Adjusted Index	1.40	2.98	3.77	12,383

For a benchmark description, see the Glossary.
Short-Intermediate Investment-Grade Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Short-Term Corporate Bond Index Fund

	Average Annual Total Returns
	Periods Ended August 31, 2015
		Since	Final Value
	One	Inception	of a $10,000
	Year	(11/18/2010)	Investment
Short-Term Corporate Bond Index Fund
Admiral Shares	0.97%	2.59%	$11,302
Barclays U.S. 1–5 Year Corporate Bond Index	1.03	2.78	11,402
Barclays U.S. Aggregate Float Adjusted Index	1.40	3.21	11,632

"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(11/19/2009)	Investment
Short-Term Corporate Bond Index Fund
Institutional Shares	0.98%	2.65%	3.22%	$6,005,663

Barclays U.S. 1–5 Year Corporate Bond Index	1.03	2.84	3.42	6,074,333
Spliced Barclays U.S. Aggregate Float
Adjusted Index	1.40	2.98	3.77	6,191,718

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: November 19, 2009, Through August 31, 2015

			Since
	One	Five	Inception
	Year	Years	(11/19/2009)
Short-Term Corporate Bond Index Fund ETF Shares
Market Price	0.93%	13.52%	19.80%
Short-Term Corporate Bond Index Fund ETF Shares
Net Asset Value	0.96	13.76	19.83
Barclays U.S. 1–5 Year Corporate Bond Index	1.03	15.03	21.49

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Short-Term Corporate Bond Index Fund

Fiscal-Year Total Returns (%): November 19, 2009, Through August 31, 2015
		Barclays
		1–5 Year
		Corporate
	ETF Shares Net Asset Value	Index
Fiscal Year	Total Returns	Total Returns
2010	5.34%	5.61%
2011	2.94	3.45
2012	4.68	4.81
2013	1.03	1.29
2014	3.50	3.67
2015	0.96	1.03

Average Annual Total Returns: Periods Ended June 30, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

					Since Inception
	Inception Date	One Year	Five Years	Income	Capital	Total
ETF Shares	11/19/2009
Market Price		1.04%	2.96%			3.26%
Net Asset Value		1.17	3.05			3.28
Admiral Shares	11/18/2010	1.16	—	2.09%	0.60%	2.69
Institutional Shares	11/19/2009	1.18	3.08	2.16	1.16	3.32

Short-Term Corporate Bond Index Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of August 31, 2015

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities (Cost $3,058) †				3,058	0.0%
Corporate Bonds
Finance
Banking
American Express Bank FSB	6.000%	9/13/17	6,880	7,442	0.1%
American Express Centurion
Bank	5.950%–6.000%	6/12/17–9/13/17	5,054	5,473	0.0%
1 American Express Co.	1.550%–8.125%	9/12/16–9/1/66	48,069	51,662	0.4%
American Express Credit
Corp.	1.125%–2.800%	9/19/16–5/26/20	88,730	88,947	0.7%
Associates Corp. of North
America	6.950%	11/1/18	7,956	9,056	0.1%
Bank of America Corp.	6.875%	4/25/18	45,410	50,778	0.4%
Bank of America Corp.	2.600%	1/15/19	38,257	38,525	0.3%
Bank of America Corp.	5.625%	7/1/20	26,430	29,624	0.2%
Bank of America Corp.	5.650%	5/1/18	26,140	28,448	0.2%
Bank of America Corp.	5.750%	12/1/17	21,180	22,891	0.2%
Bank of America Corp.	2.000%	1/11/18	22,610	22,597	0.2%
Bank of America Corp.	7.625%	6/1/19	19,100	22,546	0.2%
Bank of America Corp.	1.350%–7.800%	9/15/16–4/21/20	150,277	156,068	1.3%
Bank of America NA	1.125%–6.100%	11/14/16–3/26/18	45,325	46,293	0.4%
Bear Stearns Cos. LLC	7.250%	2/1/18	25,050	28,071	0.2%
Bear Stearns Cos. LLC	4.650%–6.400%	1/22/17–7/2/18	28,660	30,834	0.2%
BNP Paribas SA	2.375%	9/14/17	22,203	22,520	0.2%
Citigroup Inc.	6.125%	11/21/17	23,047	25,104	0.2%
Citigroup Inc.	8.500%	5/22/19	19,083	23,017	0.2%
Citigroup Inc.	1.700%	4/27/18	22,875	22,673	0.2%
Citigroup Inc.	4.450%	1/10/17	21,129	21,952	0.2%
Citigroup Inc.	1.300%–6.125%	11/15/16–8/9/20	165,197	168,443	1.4%
Credit Suisse	1.375%	5/26/17	22,680	22,582	0.2%
Deutsche Bank AG	6.000%	9/1/17	22,165	23,910	0.2%
Goldman Sachs Group Inc.	6.150%	4/1/18	28,275	31,145	0.3%

Short-Term Corporate Bond Index Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
Goldman Sachs Group Inc.	5.950%	1/18/18	26,442	28,818	0.2%
Goldman Sachs Group Inc.	2.625%	1/31/19	22,222	22,432	0.2%
Goldman Sachs Group Inc.	2.900%	7/19/18	21,690	22,157	0.2%
Goldman Sachs Group Inc.	7.500%	2/15/19	18,802	21,903	0.2%
Goldman Sachs Group Inc.	2.375%	1/22/18	21,182	21,389	0.2%
Goldman Sachs Group Inc.	2.550%–6.250%	10/1/16–6/15/20	112,943	119,488	1.0%
JPMorgan Chase & Co.	6.000%	1/15/18	40,484	44,234	0.4%
JPMorgan Chase & Co.	2.250%	1/23/20	31,000	30,588	0.2%
JPMorgan Chase & Co.	1.350%	2/15/17	22,369	22,341	0.2%
JPMorgan Chase & Co.	1.625%–6.300%	6/27/17–7/22/20	146,558	150,865	1.2%
JPMorgan Chase Bank NA	6.000%	7/5/17–10/1/17	22,135	23,901	0.2%
Morgan Stanley	5.625%	9/23/19	29,237	32,558	0.3%
Morgan Stanley	6.625%	4/1/18	25,100	27,952	0.2%
Morgan Stanley	5.450%	1/9/17	22,475	23,645	0.2%
Morgan Stanley	2.650%	1/27/20	23,300	23,307	0.2%
Morgan Stanley	1.875%–7.300%	10/18/16–7/24/20	177,921	187,967	1.5%
Murray Street Investment
Trust I	4.647%	3/9/17	12,138	12,646	0.1%
National City Bank	5.800%	6/7/17	735	783	0.0%
National City Corp.	6.875%	5/15/19	9,600	11,041	0.1%
PNC Bank NA	1.125%–6.875%	10/3/16–6/1/20	77,522	78,269	0.6%
PNC Financial Services
Group Inc.	1.850%–2.600%	7/20/18–7/21/20	5,600	5,599	0.0%
PNC Funding Corp.	2.700%–6.700%	9/19/16–8/11/20	35,414	38,021	0.3%
Synchrony Financial	1.875%–3.000%	8/15/17–2/3/20	19,725	19,634	0.2%
UBS AG	1.800%	3/26/18	24,700	24,624	0.2%
Vesey Street Investment
Trust I	4.404%	9/1/16	5,828	5,994	0.0%
Wachovia Bank NA	6.000%	11/15/17	9,790	10,687	0.1%
Wachovia Corp.	5.750%	2/1/18	22,200	24,252	0.2%
Wachovia Corp.	5.625%–5.750%	10/15/16–6/15/17	28,490	30,291	0.2%
Wells Fargo & Co.	1.150%–5.625%	9/15/16–7/22/20	134,367	136,250	1.1%
2 Banking—Other †				1,978,910	16.0%
Brokerage †				117,480	1.0%
Finance Companies
1 GE Capital Trust I	6.375%	11/15/67	6,765	7,222	0.1%
General Electric Capital Corp.	5.625%	5/1/18	33,122	36,368	0.3%
General Electric Capital Corp.	5.625%	9/15/17	23,280	25,217	0.2%
1 General Electric Capital
Corp.	1.250%–6.375%	10/17/16–11/15/67	158,506	166,501	1.3%
2 Finance Companies—Other †				70,484	0.6%
Insurance †				405,538	3.3%
Other Finance †				5,793	0.0%
2 Real Estate Investment Trusts †				235,703	1.9%
				5,251,453	42.6%
Industrial
Basic Industry †				411,637	3.3%
Capital Goods
General Electric Co.	5.250%	12/6/17	33,118	35,799	0.3%
Capital Goods—Other †				537,949	4.4%
Communication
AT&T Inc.	5.500%	2/1/18	19,829	21,399	0.2%
AT&T Inc.	1.400%–5.800%	2/15/17–6/30/20	95,118	96,916	0.8%
DIRECTV Holdings LLC /
DIRECTV Financing Co.
Inc.	1.750%–5.875%	3/15/17–3/15/20	30,548	31,879	0.2%

Short-Term Corporate Bond Index Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
Verizon Communications Inc.	3.650%	9/14/18	25,318	26,545	0.2%
Verizon Communications Inc.	2.625%	2/21/20	23,348	23,355	0.2%
Verizon Communications
Inc.	1.100%–6.350%	9/15/16–6/17/19	70,246	74,062	0.6%
2 Communication—Other †				578,601	4.7%
Consumer Cyclical
CVS Health Corp.	2.800%	7/20/20	23,350	23,586	0.2%
Ford Motor Co.	6.500%	8/1/18	150	168	0.0%
Ford Motor Credit Co. LLC	1.461%–8.125%	12/15/16–8/4/20	153,243	158,128	1.3%
2 Consumer Cyclical—Other †				667,434	5.4%
Consumer Noncyclical
AbbVie Inc.	1.750%	11/6/17	26,630	26,604	0.2%
AbbVie Inc.	1.800%	5/14/18	25,250	25,095	0.2%
AbbVie Inc.	2.500%	5/14/20	24,929	24,669	0.2%
Actavis Funding SCS	3.000%	3/12/20	23,050	22,811	0.2%
Anheuser-Busch InBev Worldwide
Inc.	1.375%	7/15/17	22,175	22,232	0.2%
Anheuser-Busch InBev Worldwide
Inc.	7.750%	1/15/19	18,235	21,476	0.2%
2 Medtronic Inc.	2.500%	3/15/20	22,963	23,014	0.2%
Novartis Securities Investment Ltd. 5.125%		2/10/19	23,070	25,589	0.2%
Pfizer Inc.	6.200%	3/15/19	19,182	21,855	0.2%
2 Consumer Noncyclical—Other †				1,414,120	11.4%
2 Energy †				1,077,676	8.7%
Other Industrial †				3,739	0.0%
Technology
Apple Inc.	1.000%	5/3/18	34,493	34,112	0.3%
Cisco Systems Inc.	4.450%	1/15/20	20,035	21,912	0.2%
Intel Corp.	1.350%	12/15/17	23,393	23,359	0.2%
International Business Machines
Corp.	5.700%	9/14/17	19,941	21,683	0.1%
2 Technology—Other †				656,127	5.3%
Transportation †				167,671	1.4%
				6,321,202	51.2%
Utilities
Electric †				575,109	4.7%
Natural Gas †				38,628	0.3%
Other Utility †				3,278	0.0%
				617,015	5.0%
Total Corporate Bonds (Cost $12,216,811)				12,189,670	98.8%
Taxable Municipal Bonds (Cost $4,709) †				4,742	0.0%

			Shares
Temporary Cash Investment
Money Market Fund
3 Vanguard Market Liquidity Fund
(Cost $80,364)	0.168%		80,364,000	80,364	0.7%
Total Investments (Cost $12,304,942)				12,277,834	99.5%

Short-Term Corporate Bond Index Fund

		Percentage
	Amount	of Net
	($000)	Assets
Other Assets and Liabilities
Other Assets
Investment in Vanguard	1,109
Receivables for Investment Securities Sold	146,678
Receivables for Accrued Income	115,321
Receivables for Capital Shares Issued	17,601
Other Assets	3,266
Total Other Assets	283,975	2.3%
Liabilities
Payables for Investment Securities Purchased	(195,522)
Payables for Capital Shares Redeemed	(16,641)
Payables for Distributions	(403)
Payables to Vanguard	(2,901)
Other Liabilities	(2,267)
Total Liabilities	(217,734)	(1.8%)
Net Assets	12,344,075	100.0%

At August 31, 2015, net assets consisted of:
		Amount
		($000)
Paid-in Capital		12,350,929
Undistributed Net Investment Income		16,415
Accumulated Net Realized Gains		3,839
Unrealized Appreciation (Depreciation)		(27,108)
Net Assets		12,344,075

ETF Shares—Net Assets
Applicable to 130,804,475 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		10,376,960
Net Asset Value Per Share—ETF Shares		$79.33

Admiral Shares—Net Assets
Applicable to 56,662,624 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		1,222,260
Net Asset Value Per Share—Admiral Shares		$21.57

Short-Term Corporate Bond Index Fund

Amount
($000)
Institutional Shares—Net Assets
Applicable to 28,206,727 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	744,855
Net Asset Value Per Share—Institutional Shares	$26.41

• See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2015, the aggregate value of these securities was $195,782,000, representing 1.6% of net assets.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Corporate Bond Index Fund

Statement of Operations

Year Ended
August 31, 2015
($000)
Investment Income
Income
Interest[1]	226,740
Total Income	226,740
Expenses
The Vanguard Group—Note B
Investment Advisory Services	277
Management and Administrative—ETF Shares	7,224
Management and Administrative—Admiral Shares	793
Management and Administrative—Institutional Shares	361
Marketing and Distribution—ETF Shares	1,579
Marketing and Distribution—Admiral Shares	170
Marketing and Distribution—Institutional Shares	107
Custodian Fees	67
Auditing Fees	47
Shareholders’ Reports—ETF Shares	355
Shareholders’ Reports—Admiral Shares	11
Shareholders’ Reports—Institutional Shares	—
Trustees’ Fees and Expenses	7
Total Expenses	10,998
Net Investment Income	215,742
Realized Net Gain (Loss)
Investment Securities Sold	17,026
Futures Contracts	(4,068)
Realized Net Gain (Loss)	12,958
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(123,579)
Net Increase (Decrease) in Net Assets Resulting from Operations	105,121
1 Interest income from an affiliated company of the fund was $90,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Corporate Bond Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	215,742	154,684
Realized Net Gain (Loss)	12,958	23,335
Change in Unrealized Appreciation (Depreciation)	(123,579)	100,306
Net Increase (Decrease) in Net Assets Resulting from Operations	105,121	278,325
Distributions
Net Investment Income
ETF Shares	(178,240)	(126,399)
Admiral Shares[1]	(19,430)	(8,666)
Institutional Shares	(13,670)	(7,383)
Realized Capital Gain [2]
ETF Shares	(17,076)	(16,740)
Admiral Shares[1]	(1,706)	(608)
Institutional Shares	(1,287)	(736)
Total Distributions	(231,409)	(160,532)
Capital Share Transactions
ETF Shares	2,052,107	1,614,776
Admiral Shares[1]	414,035	742,084
Institutional Shares	119,665	367,790
Net Increase (Decrease) from Capital Share Transactions	2,585,807	2,724,650
Total Increase (Decrease)	2,459,519	2,842,443
Net Assets
Beginning of Period	9,884,556	7,042,113
End of Period[3]	12,344,075	9,884,556

1 Signal Shares were renamed Admiral Shares in October 2013.
2 Includes fiscal 2015 and 2014 short-term gain distributions totaling $4,014,000 and $3,918,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $16,415,000 and $12,013,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Corporate Bond Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$80.21	$78.97	$79.78	$78.06	$77.68
Investment Operations
Net Investment Income	1.504	1.436	1.523	1.793	1.815
Net Realized and Unrealized Gain (Loss)
on Investments	(.743)	1.305	(.699)	1.808	.443
Total from Investment Operations	.761	2.741	.824	3.601	2.258
Distributions
Dividends from Net Investment Income	(1.492)	(1.321)	(1.517)	(1.789)	(1.813)
Distributions from Realized Capital Gains	(.149)	(.180)	(.117)	(. 092)	(. 065)
Total Distributions	(1.641)	(1.501)	(1.634)	(1.881)	(1.878)
Net Asset Value, End of Period	$79.33	$80.21	$78.97	$79.78	$78.06

Total Return	0.96%	3.50%	1.03%	4.68%	2.94%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,377	$8,430	$6,705	$3,686	$1,905
Ratio of Total Expenses to Average Net Assets	0.10%	0.12%	0.12%	0.12%	0.14%
Ratio of Net Investment Income to
Average Net Assets	1.90%	1.82%	1.92%	2.33%	2.39%
Portfolio Turnover Rate[1]	62%	56%	61%	65%	63%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Corporate Bond Index Fund

Financial Highlights

Admiral Shares
					Nov. 18,
					2010[1] to
For a Share Outstanding		Year Ended August 31,			Aug. 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$21.81	$21.51	$21.73	$21.26	$21.21
Investment Operations
Net Investment Income	. 409.395		.414	.488	.387
Net Realized and Unrealized Gain (Loss)
on Investments	(.199)	. 347	(.189)	. 494.091
Total from Investment Operations	.210	.742	.225	.982	.478
Distributions
Dividends from Net Investment Income	(.410)	(. 393)	(. 413)	(.487)	(.410)
Distributions from Realized Capital Gains	(.040)	(.049)	(. 032)	(. 025)	(. 018)
Total Distributions	(.450)	(.442)	(. 445)	(. 512)	(. 428)
Net Asset Value, End of Period	$21.57	$21.81	$21.51	$21.73	$21.26

Total Return[2]	0.97%	3.47%	1.03%	4.69%	2.28%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,222	$821	$76	$25	$3
Ratio of Total Expenses to Average Net Assets	0.10%	0.12%	0.12%	0.12%	0.14%[3]
Ratio of Net Investment Income to
Average Net Assets	1.90%	1.82%	1.92%	2.33%	2.39%[3]
Portfolio Turnover Rate [4]	62%	56%	61%	65%	63%

Signal Shares were renamed Admiral Shares in October 2013. Prior periods’ Financial Highlights are for the Signal Class.
1 Inception.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Corporate Bond Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$26.71	$26.33	$26.60	$26.03	$25.90
Investment Operations
Net Investment Income	. 509	. 491	. 516.605		.619
Net Realized and Unrealized Gain (Loss)
on Investments	(.249)	.437	(. 233)	. 599.151
Total from Investment Operations	.260	.928	.283	1.204	.770
Distributions
Dividends from Net Investment Income	(.510)	(.488)	(.514)	(. 603)	(. 618)
Distributions from Realized Capital Gains	(. 050)	(. 060)	(. 039)	(. 031)	(. 022)
Total Distributions	(.560)	(.548)	(. 553)	(. 634)	(.640)
Net Asset Value, End of Period	$26.41	$26.71	$26.33	$26.60	$26.03

Total Return[1]	0.98%	3.55%	1.06%	4.70%	3.01%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$745	$634	$262	$161	$125
Ratio of Total Expenses to Average Net Assets	0.07%	0.09%	0.09%	0.09%	0.09%
Ratio of Net Investment Income to
Average Net Assets	1.93%	1.85%	1.95%	2.36%	2.44%
Portfolio Turnover Rate[2]	62%	56%	61%	65%	63%

1 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Corporate Bond Index Fund

Notes to Financial Statements

Vanguard Short-Term Corporate Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers three classes of shares: ETF Shares, Admiral Shares, and Institutional Shares. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2015, the fund’s average investments in long and short futures contracts represented less than 1% and 0%, respectively, of net assets, based on the average of aggregate settlement values at each quarter-end during the period. The fund had no open futures contracts at August 31, 2015.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

Short-Term Corporate Bond Index Fund

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2015, or at any time during the period then ended.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2015, the fund had contributed to Vanguard capital in the amount of $1,109,000, representing 0.01% of the fund’s net assets and 0.44% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Short-Term Corporate Bond Index Fund

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	3,058	—
Corporate Bonds	—	12,189,670	—
Taxable Municipal Bonds	—	4,742	—
Temporary Cash Investments	80,364	—	—
Futures Contracts—Assets[1]	65	—	—
Total	80,429	12,197,470	—
1 Represents variation margin on the last day of the reporting period for recently closed futures contracts.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2015, the fund realized $2,082,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $1,450,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at August 31, 2015, the fund had $19,025,000 of ordinary income and $4,762,000 of long-term capital gains available for distribution.

At August 31, 2015, the cost of investment securities for tax purposes was $12,305,387,000. Net unrealized depreciation of investment securities for tax purposes was $27,553,000, consisting of unrealized gains of $27,822,000 on securities that had risen in value since their purchase and $55,375,000 in unrealized losses on securities that had fallen in value since their purchase.

Short-Term Corporate Bond Index Fund

E. During the year ended August 31, 2015, the fund purchased $6,342,719,000 of investment securities and sold $3,491,365,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $3,709,343,000 and $3,865,939,000, respectively. Total purchases and sales include $2,379,415,000 and $382,886,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2015		2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued [2]	2,442,985	30,603	2,061,477	25,802
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(390,878)	(4,900)	(446,701)	(5,600)
Net Increase (Decrease) —ETF Shares	2,052,107	25,703	1,614,776	20,202
Admiral Shares[1]
Issued [2]	875,488	40,286	953,911	43,819
Issued in Lieu of Cash Distributions	18,577	856	8,037	369
Redeemed	(480,030)	(22,095)	(219,864)	(10,092)
Net Increase (Decrease) —Admiral Shares	414,035	19,047	742,084	34,096
Institutional Shares
Issued [2]	203,197	7,633	432,633	16,217
Issued in Lieu of Cash Distributions	12,940	487	7,200	270
Redeemed	(96,472)	(3,637)	(72,043)	(2,701)
Net Increase (Decrease) —Institutional Shares	119,665	4,483	367,790	13,786

1 Signal Shares were renamed Admiral Shares in October 2013.
2 Includes purchase fees for fiscal 2015 and 2014 of $0 and $127,000, respectively (fund totals).

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2015, that would require recognition or disclosure in these financial statements.

Intermediate-Term Corporate Bond Index Fund

Fund Profile

As of August 31, 2015

Share-Class Characteristics

	ETF	Admiral	Institutional
	Shares	Shares	Shares
Ticker Symbol	VCIT	VICSX	VICBX
Expense Ratio[1]	0.12%	0.12%	0.09%
30-Day SEC Yield	3.51%	3.54%	3.54%

Financial Attributes

		Barclays
		5–10 Year	Barclays
		Corporate	Aggregate
	Fund	Index	FA Index
Number of Bonds	1,686	1,789	9,541
Yield to Maturity
(before expenses)	3.7%	3.7%	2.4%
Average Coupon	3.9%	3.9%	3.2%
Average Duration	6.4 years	6.4 years	5.7 years
Average Effective
Maturity	7.4 years	7.3 years	7.9 years
Short-Term
Reserves	0.1%	—	—

Sector Diversification (% of portfolio)
Finance	31.7%
Industrial	62.7
Utilities	5.5
Other	0.1

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays
	5–10 Year	Barclays
	Corporate	Aggregate
	Index	FA Index
R-Squared	0.99	0.91
Beta	1.01	1.44

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	0.2%
1 - 3 Years	0.5
3 - 5 Years	1.6
5 - 10 Years	97.7

Distribution by Credit Quality (% of portfolio)
Aaa	1.3%
Aa	6.6
A	39.2
Baa	52.9

Credit-quality ratings are obtained from Barclays and are from Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 23, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2015, the expense ratios were 0.10% for ETF Shares, 0.10% for Admiral Shares, and 0.07% for Institutional Shares.

Intermediate-Term Corporate Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 19, 2009, Through August 31, 2015
Initial Investment of $10,000

			Average Annual Total Returns
		Periods Ended August 31, 2015

				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(11/19/2009)	Investment
	Intermediate-Term Corporate Bond
	Index Fund ETF Shares Net Asset
	Value	0.32%	4.76%	6.05%	$14,043
	Intermediate-Term Corporate Bond
	Index Fund ETF Shares Market Price	-0.07	4.60	5.99	14,000
	Barclays U.S. 5–10 Year Corporate
•	Bond Index	0.39	4.87	6.17	14,134

–	Spliced Core Bond Funds Average	0.53	3.15	4.13	12,639
	Spliced Barclays U.S. Aggregate Float
	Adjusted Index	1.40	2.98	3.77	12,383

For a benchmark description, see the Glossary.
Spliced Core Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Vanguard fund returns are adjusted to reflect the 0.25% fee on purchases of fund shares. The fee does not apply to the ETF Shares. The
Fiscal-Year Total Returns table is not adjusted for fees.
See Financial Highlights for dividend and capital gains information.

Intermediate-Term Corporate Bond Index Fund

		Average Annual Total Returns
	Periods Ended August 31, 2015

			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(3/2/2010)	Investment
Intermediate-Term Corporate Bond Index
Fund Admiral Shares	0.11%	4.72%	5.90%	$13,707
Barclays U.S. 5–10 Year Corporate Bond
Index	0.39	4.87	6.01	13,786

Barclays U.S. Aggregate Float Adjusted Index	1.40	2.98	3.77	12,257

"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(11/19/2009)	Investment
Intermediate-Term Corporate Bond Index
Fund Institutional Shares	0.12%	4.74%	6.05%	$7,021,572
Barclays U.S. 5–10 Year Corporate Bond
Index	0.39	4.87	6.17	7,067,125
Spliced Barclays U.S. Aggregate Float
Adjusted Index	1.40	2.98	3.77	6,191,718

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: November 19, 2009, Through August 31, 2015

			Since
	One	Five	Inception
	Year	Years	(11/19/2009)
Intermediate-Term Corporate Bond Index Fund ETF
Shares Market Price	-0.07%	25.22%	40.00%
Intermediate-Term Corporate Bond Index Fund ETF
Shares Net Asset Value	0.32	26.17	40.43
Barclays U.S. 5–10 Year Corporate Bond Index	0.39	26.87	41.34

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Vanguard fund returns are adjusted to reflect the 0.25% fee on purchases of fund shares. The fee does not apply to the ETF Shares. The Fiscal-Year Total Returns table is not adjusted for fees.

Intermediate-Term Corporate Bond Index Fund

Fiscal-Year Total Returns (%): November 19, 2009, Through August 31, 2015
		Barclays
		5–10 Year
		Corporate
	ETF Shares Net Asset Value	Index
Fiscal Year	Total Returns	Total Returns
2010	11.30%	11.41%
2011	5.65	6.19
2012	10.43	10.07
2013	-1.64	-1.27
2014	9.60	9.51
2015	0.32	0.39

Average Annual Total Returns: Periods Ended June 30, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

					Since Inception
	Inception Date	One Year	Five Years	Income	Capital	Total
ETF Shares	11/19/2009
Market Price		1.88%	5.67%			6.32%
Net Asset Value		1.79	5.75			6.28
Admiral Shares	3/2/2010	1.82	5.76	3.68%	2.51%	6.19
Fee-Adjusted Returns		1.57	5.70			6.14
Institutional Shares	11/19/2009	1.80	5.78	3.75	2.58	6.33
Fee-Adjusted Returns		1.55	5.73			6.28

Vanguard fund returns are adjusted to reflect the 0.25% fee on purchases of fund shares. The fee does not apply to the ETF Shares. The Fiscal-Year Total Returns table is not adjusted for fees.

Intermediate-Term Corporate Bond Index Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of August 31, 2015

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities (Cost $810)†				809	0.0%
Corporate Bonds
Finance
Banking
Bank of America Corp.	3.300%	1/11/23	18,925	18,627	0.3%
Bank of America Corp.	4.200%	8/26/24	14,862	14,736	0.2%
Bank of America Corp.	4.125%	1/22/24	12,550	12,964	0.2%
Bank of America Corp.	4.000%	4/1/24	12,625	12,925	0.2%
Bank of America Corp.	5.700%	1/24/22	11,175	12,616	0.2%
Bank of America Corp.	3.875%–5.875%	1/5/21–8/1/25	59,560	61,030	1.0%
BNP Paribas SA	5.000%	1/15/21	13,740	15,346	0.3%
Citigroup Inc.	3.300%–5.375%	8/9/20–6/10/25	75,199	76,600	1.2%
Cooperatieve Centrale
Raiffeisen-Boerenleenbank BA	3.875%	2/8/22	14,488	15,143	0.2%
Credit Suisse	3.000%	10/29/21	15,700	15,637	0.3%
Credit Suisse	3.625%	9/9/24	12,950	12,852	0.2%
Goldman Sachs Group Inc.	5.750%	1/24/22	21,031	23,817	0.4%
Goldman Sachs Group Inc.	5.250%	7/27/21	16,870	18,723	0.3%
Goldman Sachs Group Inc.	4.000%	3/3/24	16,250	16,550	0.3%
Goldman Sachs Group Inc.	3.500%	1/23/25	15,675	15,313	0.3%
Goldman Sachs Group Inc.	3.625%–3.850%	1/22/23–5/22/25	26,949	27,036	0.4%
HSBC Bank plc	7.650%	5/1/25	250	313	0.0%
HSBC Holdings plc	4.250%	3/14/24	12,200	12,213	0.2%
HSBC Holdings plc	4.000%–5.100%	4/5/21–8/18/25	26,758	28,429	0.5%
HSBC USA Inc.	3.500%–5.000%	9/27/20–6/23/24	6,600	6,938	0.1%
JPMorgan Chase & Co.	3.875%	9/10/24	15,750	15,492	0.3%
JPMorgan Chase & Co.	4.500%	1/24/22	14,297	15,257	0.3%
JPMorgan Chase & Co.	3.250%	9/23/22	15,022	14,896	0.2%
JPMorgan Chase & Co.	4.350%	8/15/21	13,000	13,875	0.2%
JPMorgan Chase & Co.	3.200%	1/25/23	13,900	13,680	0.2%
JPMorgan Chase & Co.	4.625%	5/10/21	11,337	12,261	0.2%

Intermediate-Term Corporate Bond Index Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
JPMorgan Chase & Co.	3.125%–4.250%	10/15/20–7/15/25	57,025	57,308	0.9%
Morgan Stanley	3.875%	4/29/24	15,000	15,221	0.3%
Morgan Stanley	4.000%	7/23/25	13,000	13,197	0.2%
Morgan Stanley	3.700%	10/23/24	12,993	12,948	0.2%
Morgan Stanley	5.750%	1/25/21	10,703	12,117	0.2%
Morgan Stanley	3.750%	2/25/23	11,950	12,102	0.2%
Morgan Stanley	4.100%–5.500%	7/28/21–5/22/23	30,475	32,267	0.5%
Synchrony Financial	3.750%–4.500%	8/15/21–7/23/25	16,033	15,826	0.3%
Wells Fargo & Co.	3.500%	3/8/22	12,135	12,445	0.2%
Wells Fargo & Co.	3.000%–4.600%	1/22/21–2/19/25	57,124	57,902	0.9%
1 Banking—Other †				387,606	6.3%
Brokerage †				77,486	1.3%
Finance Companies
General Electric Capital Corp.	4.650%	10/17/21	13,210	14,496	0.2%
2 General Electric Capital Corp.	3.100%	1/9/23	13,544	13,531	0.2%
General Electric Capital Corp.	4.625%	1/7/21	11,125	12,212	0.2%
General Electric Capital
Corp.	3.150%–5.300%	9/16/20–5/15/24	32,989	35,128	0.6%
HSBC Finance Corp.	6.676%	1/15/21	13,272	15,436	0.2%
Finance Companies—Other †				16,658	0.3%
Insurance
Berkshire Hathaway Finance
Corp.	2.900%–4.250%	10/15/20–5/15/22	10,799	11,170	0.2%
Berkshire Hathaway Inc.	3.000%–3.750%	8/15/21–2/11/23	7,278	7,527	0.1%
Insurance—Other †				293,534	4.8%
Other Finance †				946	0.0%
Real Estate Investment Trusts †				300,486	4.9%
				1,930,818	31.4%
Industrial
Basic Industry †				343,920	5.6%
Capital Goods
General Electric Co.	2.700%	10/9/22	17,100	16,716	0.2%
General Electric Co.	3.375%	3/11/24	3,533	3,580	0.1%
1 Capital Goods—Other †				264,841	4.3%
Communication
AT&T Inc.	3.400%	5/15/25	20,050	19,005	0.3%
AT&T Inc.	3.000%	6/30/22	14,800	14,192	0.2%
AT&T Inc.	2.625%–4.450%	5/15/21–3/11/24	31,833	31,449	0.5%
1 CCO Safari II LLC	4.908%	7/23/25	20,875	20,686	0.3%
1 CCO Safari II LLC	4.464%	7/23/22	13,925	13,869	0.2%
DIRECTV Holdings LLC /
DIRECTV Financing Co.
Inc.	3.800%–5.000%	2/15/21–1/15/25	30,205	30,469	0.5%
GTE Corp.	8.750%	11/1/21	1,175	1,513	0.0%
Verizon Communications Inc.	5.150%	9/15/23	38,450	42,002	0.7%
Verizon Communications Inc.	4.500%	9/15/20	19,930	21,396	0.4%
Verizon Communications
Inc.	2.450%–4.600%	3/15/21–11/1/24	52,218	52,216	0.9%
1 Communication—Other †				283,954	4.6%
Consumer Cyclical
CVS Health Corp.	3.875%	7/20/25	13,000	13,290	0.2%
1 Consumer Cyclical—Other †				426,372	7.0%
Consumer Noncyclical
AbbVie Inc.	3.600%	5/14/25	16,820	16,502	0.3%

Intermediate-Term Corporate Bond Index Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
AbbVie Inc.	2.900%	11/6/22	14,054	13,554	0.2%
Actavis Funding SCS	3.800%	3/15/25	19,726	18,841	0.3%
Actavis Funding SCS	3.450%	3/15/22	12,514	12,132	0.2%
1 Medtronic Inc.	3.500%	3/15/25	16,245	16,122	0.2%
Merck & Co. Inc.	2.750%	2/10/25	12,460	11,914	0.2%
Reynolds American Inc.	4.450%	6/12/25	12,160	12,456	0.2%
1 Consumer Noncyclical—Other †				805,657	13.1%
Energy
BP Capital Markets plc	2.500%–4.742%	10/1/20–3/17/25	61,416	62,024	1.0%
Chevron Corp.	3.191%	6/24/23	12,725	12,739	0.2%
Shell International Finance BV	3.250%	5/11/25	13,400	13,141	0.2%
1 Energy—Other †				601,015	9.8%
Other Industrial †				18,443	0.3%
Technology
Apple Inc.	2.400%	5/3/23	27,200	25,955	0.4%
Apple Inc.	3.450%	5/6/24	12,100	12,277	0.2%
Apple Inc.	2.150%–3.200%	5/6/21–5/13/25	38,897	38,090	0.6%
Oracle Corp.	2.500%	10/15/22	14,493	13,928	0.3%
1 Technology—Other †				375,697	6.1%
Transportation
Burlington Northern Santa Fe
LLC	3.000%–4.100%	9/1/20–9/1/25	24,398	24,434	0.4%
Transportation—Other †				111,950	1.8%
				3,816,341	62.0%
Utilities
Electric
Berkshire Hathaway Energy
Co.	3.500%–3.750%	11/15/23–2/1/25	5,800	5,836	0.1%
MidAmerican Energy Co.	3.500%	10/15/24	2,498	2,536	0.0%
PacifiCorp	2.950%–3.850%	6/15/21–4/1/24	9,570	9,854	0.2%
Sierra Pacific Power Co.	3.375%	8/15/23	750	761	0.0%
1 Electric—Other †				288,188	4.7%
Natural Gas †				22,739	0.3%
Other Utility †				3,796	0.1%
				333,710	5.4%
Total Corporate Bonds (Cost $6,168,463)				6,080,869	98.8%
Taxable Municipal Bonds (Cost $2,332) †				2,337	0.1%

			Shares
Temporary Cash Investment
Money Market Fund
3 Vanguard Market Liquidity Fund
(Cost $7,785)	0.168%		7,785,428	7,785	0.1%
Total Investments (Cost $6,179,390)				6,091,800	99.0%

Intermediate-Term Corporate Bond Index Fund

		Percentage
	Amount	of Net
	($000)	Assets
Other Assets and Liabilities (1.0%)
Other Assets
Investment in Vanguard	555
Receivables for Investment Securities Sold	67,037
Receivables for Accrued Income	65,467
Receivables for Capital Shares Issued	1,849
Other Assets	9
Total Other Assets	134,917	2.2%
Liabilities
Payables for Investment Securities Purchased	(67,780)
Payables for Capital Shares Redeemed	(1,134)
Payables for Distributions	(576)
Payables to Vanguard	(1,498)
Other Liabilities	(1,471)
Total Liabilities	(72,459)	(1.2%)
Net Assets	6,154,258	100.0%

At August 31, 2015, net assets consisted of:
		Amount
		($000)
Paid-in Capital		6,235,165
Undistributed Net Investment Income		15,315
Accumulated Net Realized Losses		(8,631)
Unrealized Appreciation (Depreciation)
Investment Securities		(87,590)
Futures Contracts		(1)
Net Assets		6,154,258

ETF Shares—Net Assets
Applicable to 63,905,918 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		5,393,284
Net Asset Value Per Share—ETF Shares		$84.39

Admiral Shares—Net Assets
Applicable to 18,607,335 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		422,518
Net Asset Value Per Share—Admiral Shares		$22.71

Intermediate-Term Corporate Bond Index Fund

Amount
($000)
Institutional Shares—Net Assets
Applicable to 12,062,181 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	338,456
Net Asset Value Per Share—Institutional Shares	$28.06

• See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2015, the aggregate value of these securities was $143,482,000, representing 2.3% of net assets.
2 Securities with a value of $300,000 have been segregated as initial margin for open futures contracts.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Corporate Bond Index Fund

Statement of Operations

Year Ended
August 31, 2015
($000)
Investment Income
Income
Interest[1]	185,241
Total Income	185,241
Expenses
The Vanguard Group—Note B
Investment Advisory Services	134
Management and Administrative—ETF Shares	3,623
Management and Administrative—Admiral Shares	261
Management and Administrative—Institutional Shares	170
Marketing and Distribution—ETF Shares	774
Marketing and Distribution—Admiral Shares	53
Marketing and Distribution—Institutional Shares	38
Custodian Fees	42
Auditing Fees	47
Shareholders’ Reports—ETF Shares	234
Shareholders’ Reports—Admiral Shares	6
Shareholders’ Reports—Institutional Shares	—
Trustees’ Fees and Expenses	3
Total Expenses	5,385
Net Investment Income	179,856
Realized Net Gain (Loss)
Investment Securities Sold	12,105
Futures Contracts	(1,569)
Realized Net Gain (Loss)	10,536
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(187,848)
Futures Contracts	(1)
Change in Unrealized Appreciation (Depreciation)	(187,849)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,543
1 Interest income from an affiliated company of the fund was $35,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Corporate Bond Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	179,856	125,051
Realized Net Gain (Loss)	10,536	10,414
Change in Unrealized Appreciation (Depreciation)	(187,849)	213,672
Net Increase (Decrease) in Net Assets Resulting from Operations	2,543	349,137
Distributions
Net Investment Income
ETF Shares	(153,363)	(101,451)
Admiral Shares[1]	(11,087)	(4,240)
Institutional Shares	(10,537)	(8,841)
Realized Capital Gain [2]
ETF Shares	(6,812)	(22,349)
Admiral Shares[1]	(446)	(567)
Institutional Shares	(461)	(1,674)
Total Distributions	(182,706)	(139,122)
Capital Share Transactions
ETF Shares	1,541,965	658,982
Admiral Shares[1]	195,685	176,951
Institutional Shares	41,479	129,002
Net Increase (Decrease) from Capital Share Transactions	1,779,129	964,935
Total Increase (Decrease)	1,598,966	1,174,950
Net Assets
Beginning of Period	4,555,292	3,380,342
End of Period[3]	6,154,258	4,555,292

1 Signal Shares were renamed Admiral Shares in October 2013.
2 Includes fiscal 2015 and 2014 short-term gain distributions totaling $0 and $5,450,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $15,315,000 and $10,446,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Corporate Bond Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$86.98	$82.31	$86.78	$81.49	$80.67
Investment Operations
Net Investment Income	2.767	2.724	2.715	2.966	3.249
Net Realized and Unrealized Gain (Loss)
on Investments[1]	(2.473)	5.024	(4.042)	5.350	1.162
Total from Investment Operations	.294	7.748	(1.327)	8.316	4.411
Distributions
Dividends from Net Investment Income	(2.754)	(2.496)	(2.713)	(2.963)	(3.248)
Distributions from Realized Capital Gains	(.130)	(. 582)	(. 430)	(. 063)	(. 343)
Total Distributions	(2.884)	(3.078)	(3.143)	(3.026)	(3.591)
Net Asset Value, End of Period	$84.39	$86.98	$82.31	$86.78	$81.49

Total Return	0.32%	9.60%	-1.64%	10.43%	5.65%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,393	$4,010	$3,161	$2,751	$725
Ratio of Total Expenses to Average Net Assets	0.10%	0.12%	0.12%	0.12%	0.14%
Ratio of Net Investment Income to
Average Net Assets	3.25%	3.25%	3.16%	3.62%	4.15%
Portfolio Turnover Rate [2]	56%	65%	73%	69%	80%

1 Includes increases from purchase fees of $.02, $.02, $.00, $.03, and $.06.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Corporate Bond Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$23.40	$22.20	$23.40	$21.98	$21.76
Investment Operations
Net Investment Income	.745	.736	.732	.800	.876
Net Realized and Unrealized Gain (Loss)
on Investments[1]	(. 654)	1.355	(1.085)	1.437	.312
Total from Investment Operations	.091	2.091	(.353)	2.237	1.188
Distributions
Dividends from Net Investment Income	(.746)	(.734)	(.731)	(.800)	(.875)
Distributions from Realized Capital Gains	(.035)	(.157)	(.116)	(. 017)	(.093)
Total Distributions	(.781)	(. 891)	(. 847)	(.817)	(.968)
Net Asset Value, End of Period	$22.71	$23.40	$22.20	$23.40	$21.98

Total Return[2]	0.37%	9.60%	-1.62%	10.41%	5.65%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$423	$239	$55	$51	$7
Ratio of Total Expenses to Average Net Assets	0.10%	0.12%	0.12%	0.12%	0.14%
Ratio of Net Investment Income to
Average Net Assets	3.25%	3.25%	3.16%	3.62%	4.15%
Portfolio Turnover Rate [3]	56%	65%	73%	69%	80%

1 Includes increases from purchase fees of $.00, $.01, $.00, $.01, and $.02.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Corporate Bond Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$28.92	$27.44	$28.93	$27.17	$26.90
Investment Operations
Net Investment Income	.931	.919	.913	.999	1.098
Net Realized and Unrealized Gain (Loss)
on Investments[1]	(. 816)	1.671	(1.347)	1.780	.383
Total from Investment Operations	.115	2.590	(.434)	2.779	1.481
Distributions
Dividends from Net Investment Income	(. 932)	(. 916)	(. 913)	(. 998)	(1.097)
Distributions from Realized Capital Gains	(.043)	(.194)	(.143)	(. 021)	(.114)
Total Distributions	(.975)	(1.110)	(1.056)	(1.019)	(1.211)
Net Asset Value, End of Period	$28.06	$28.92	$27.44	$28.93	$27.17

Total Return[2]	0.37%	9.62%	-1.61%	10.46%	5.70%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$338	$307	$164	$185	$82
Ratio of Total Expenses to Average Net Assets	0.07%	0.09%	0.09%	0.09%	0.09%
Ratio of Net Investment Income to
Average Net Assets	3.28%	3.28%	3.19%	3.65%	4.20%
Portfolio Turnover Rate [3]	56%	65%	73%	69%	80%

1 Includes increases from purchase fees of $.01, $.01, $.00, $.01, and $.02.
2 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Corporate Bond Index Fund

Notes to Financial Statements

Vanguard Intermediate-Term Corporate Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers three classes of shares: ETF Shares, Admiral Shares, and Institutional Shares. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2015, the fund’s average investments in long and short futures contracts each represented less than 1% of net assets, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

Intermediate-Term Corporate Bond Index Fund

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2015, or at any time during the period then ended.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on capital share transactions are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2015, the fund had contributed to Vanguard capital in the amount of $555,000, representing 0.01% of the fund’s net assets and 0.22% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Intermediate-Term Corporate Bond Index Fund

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	809	—
Corporate Bonds	—	6,080,869	—
Taxable Municipal Bonds	—	2,337	—
Temporary Cash Investments	7,785	—	—
Futures Contracts—Assets[1]	14	—	—
Futures Contracts—Liabilities[1]	(1)	—	—
Total	7,798	6,084,015	—
1 Represents variation margin on the last day of the reporting period.

D. At August 31, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
10-Year U.S. Treasury Note	December 2015	62	7,878	(1)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2015, the fund realized $18,018,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2015, the fund had $17,234,000 of ordinary income available for distribution. The fund had available capital losses totaling $7,066,000 that may be carried forward indefinitely to offset future net capital gains.

Intermediate-Term Corporate Bond Index Fund

At August 31, 2015, the cost of investment securities for tax purposes was $6,180,909,000. Net unrealized depreciation of investment securities for tax purposes was $89,109,000, consisting of unrealized gains of $29,260,000 on securities that had risen in value since their purchase and $118,369,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended August 31, 2015, the fund purchased $3,620,863,000 of investment securities and sold $1,824,095,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $1,830,967,000 and $1,853,145,000, respectively. Total purchases and sales include $1,395,709,000 and $618,493,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2015		2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued[1]	2,179,326	25,206	902,718	10,600
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(637,361)	(7,400)	(243,736)	(2,900)
Net Increase (Decrease)—ETF Shares	1,541,965	17,806	658,982	7,700
Admiral Shares[2]
Issued[1]	301,432	12,952	209,876	9,151
Issued in Lieu of Cash Distributions	10,270	442	4,244	185
Redeemed	(116,017)	(4,991)	(37,169)	(1,624)
Net Increase (Decrease)—Admiral Shares	195,685	8,403	176,951	7,712
Institutional Shares
Issued[1]	185,789	6,461	168,157	6,007
Issued in Lieu of Cash Distributions	8,213	286	9,054	321
Redeemed	(152,523)	(5,289)	(48,209)	(1,712)
Net Increase (Decrease)—Institutional Shares	41,479	1,458	129,002	4,616

1 Includes purchase fees for fiscal 2015 and 2014 of $1,119,000 and $980,000, respectively (fund totals).
2 Signal Shares were renamed Admiral Shares in October 2013.

H. Management has determined that no material events or transactions occurred subsequent to August 31, 2015, that would require recognition or disclosure in these financial statements.

Long-Term Corporate Bond Index Fund

Fund Profile
As of August 31, 2015

Share-Class Characteristics

	ETF	Admiral Institutional
	Shares	Shares	Shares
Ticker Symbol	VCLT	VLTCX	VLCIX
Expense Ratio[1]	0.12%	0.12%	0.09%
30-Day SEC Yield	4.84%	4.87%	4.87%

Financial Attributes

		Barclays
		10+ Year	Barclays
		Corporate	Aggregate
	Fund	Index	FA Index
Number of Bonds	1,630	1,733	9,541
Yield to Maturity
(before expenses)	5.0%	5.0%	2.4%
Average Coupon	5.5%	5.5%	3.2%
Average Duration	13.5 years	13.5 years	5.7 years
Average Effective
Maturity	23.9 years	23.8 years	7.9 years
Short-Term
Reserves	0.3%	—	—

Sector Diversification (% of portfolio)
Finance	19.6%
Industrial	67.3
Utilities	12.9
Other	0.2

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays
	10+ Year	Barclays
	Corporate	Aggregate
	Index	FA Index
R-Squared	0.99	0.87
Beta	1.00	2.66

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity (% of portfolio)
Under 1 Year	0.2%
5 - 10 Years	0.6
10 - 20 Years	23.8
20 - 30 Years	71.6
Over 30 Years	3.8

Distribution by Credit Quality (% of portfolio)
Aaa	2.0%
Aa	6.5
A	42.0
Baa	49.5

Credit-quality ratings are obtained from Barclays and are from Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 23, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2015, the expense ratios were 0.10% for ETF Shares, 0.10% for Admiral Shares, and 0.07% for Institutional Shares.

Long-Term Corporate Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 19, 2009, Through August 31, 2015
Initial Investment of $10,000

		Average Annual Total Returns
	Periods Ended August 31, 2015

			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(11/19/2009)	Investment

Long-Term Corporate Bond Index
Fund ETF Shares Net Asset Value	-3.64%	5.62%	7.34%	$15,056
Long-Term Corporate Bond Index
Fund ETF Shares Market Price	-3.80	5.39	7.30	15,030
Barclays U.S. 10+ Year Corporate
Bond Index	-3.48	5.67	7.37	15,082
Corporate Debt Funds BBB-Rated
Average	-1.02	4.46	5.74	13,807
Spliced Barclays U.S. Aggregate Float
Adjusted Index	1.40	2.98	3.77	12,383

For a benchmark description, see the Glossary.
Corporate Debt Funds BBB-Rated Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Vanguard fund returns are adjusted to reflect the 1.00% fee on purchases of fund shares. The fee does not apply to the ETF Shares. The
Fiscal-Year Total Returns table is not adjusted for fees.
See Financial Highlights for dividend and capital gains information.

Long-Term Corporate Bond Index Fund

		Average Annual Total Returns
	Periods Ended August 31, 2015
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(1/19/2010)	Investment
Long-Term Corporate Bond Index Fund
Admiral Shares	-4.62%	5.42%	7.18%	$14,758
Barclays U.S. 10+ Year Corporate Bond Index	-3.48	5.67	7.43	14,951
Barclays U.S. Aggregate Float Adjusted Index	1.40	2.98	3.85	12,361

"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(11/19/2009)	Investment
Long-Term Corporate Bond Index Fund
Institutional Shares	-4.58%	5.45%	7.20%	$7,471,801
Barclays U.S. 10+ Year Corporate Bond
Index	-3.48	5.67	7.37	7,540,756
Spliced Barclays U.S. Aggregate Float
Adjusted Index	1.40	2.98	3.77	6,191,718

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: November 19, 2009, Through August 31, 2015

			Since
	One	Five	Inception
	Year	Years	(11/19/2009)
Long-Term Corporate Bond Index Fund ETF Shares
Market Price	-3.80%	30.03%	50.30%
Long-Term Corporate Bond Index Fund ETF Shares
Net Asset Value	-3.64	31.45	50.56
Barclays U.S. 10+ Year Corporate Bond Index	-3.48	31.76	50.82

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Vanguard fund returns are adjusted to reflect the 1.00% fee on purchases of fund shares. The fee does not apply to the ETF Shares. The Fiscal-Year Total Returns table is not adjusted for fees.

Long-Term Corporate Bond Index Fund

Fiscal-Year Total Returns (%): November 19, 2009, Through August 31, 2015
		Barclays
		10+ Year
		Corporate
	ETF Shares Net Asset Value	Index
Fiscal Year	Total Returns	Total Returns
2010	14.54%	14.46%
2011	4.19	5.18
2012	19.40	18.33
2013	-6.55	-6.09
2014	17.35	16.80
2015	-3.64	-3.48

Average Annual Total Returns: Periods Ended June 30, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

					Since Inception
	Inception Date	One Year	Five Years	Income	Capital	Total
ETF Shares	11/19/2009
Market Price		-1.24%	6.75%			7.42%
Net Asset Value		-0.42	7.01			7.57
Admiral Shares	1/19/2010	-0.43	7.02	5.03%	2.58%	7.61
Fee-Adjusted Returns		-1.43	6.80			7.42
Institutional Shares	11/19/2009	-0.40	7.05	5.06	2.56	7.62
Fee-Adjusted Returns		-1.40	6.84			7.42

Vanguard fund returns are adjusted to reflect the 1.00% fee on purchases of fund shares. The fee does not apply to the ETF Shares. The Fiscal-Year Total Returns table is not adjusted for fees.

Long-Term Corporate Bond Index Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of August 31, 2015

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities (Cost $ 2,090) †				2,077	0.2%
Corporate Bonds
Finance
Banking
Bank of America Corp.	6.110%	1/29/37	2,795	3,162	0.2%
Bank of America Corp.	7.750%	5/14/38	2,053	2,758	0.2%
Bank of America Corp.	5.000%	1/21/44	2,470	2,608	0.2%
Bank of America Corp.	4.250%–6.750%	9/15/26–4/21/45	6,555	6,897	0.5%
Bank of America NA	6.000%	10/15/36	1,075	1,279	0.1%
Bank One Capital III	8.750%	9/1/30	220	315	0.0%
Bank One Corp.	7.625%–8.000%	10/15/26–4/29/27	1,045	1,349	0.1%
Citigroup Inc.	8.125%	7/15/39	2,375	3,418	0.3%
Citigroup Inc.	4.300%–6.675%	9/13/25–7/30/45	12,593	13,805	1.0%
Goldman Sachs Capital I	6.345%	2/15/34	1,930	2,211	0.2%
Goldman Sachs Group Inc.	6.750%	10/1/37	5,397	6,389	0.5%
Goldman Sachs Group Inc.	6.250%	2/1/41	2,830	3,366	0.3%
Goldman Sachs Group Inc.	6.125%	2/15/33	2,415	2,871	0.2%
Goldman Sachs Group Inc.	4.800%	7/8/44	2,600	2,623	0.2%
Goldman Sachs Group Inc.	5.150%–6.450%	1/15/27–5/22/45	4,010	4,155	0.3%
HSBC Bank USA NA	5.625%–7.000%	11/1/34–1/15/39	3,300	3,923	0.3%
HSBC Holdings plc	6.500%	5/2/36	2,250	2,622	0.2%
HSBC Holdings plc	5.250%–7.625%	5/17/32–3/14/44	6,500	7,493	0.6%
JPMorgan Chase & Co.	6.400%	5/15/38	2,620	3,278	0.2%
JPMorgan Chase & Co.	4.125%–5.625%	12/15/26–6/1/45	10,852	11,548	0.9%
Morgan Stanley	6.375%	7/24/42	2,311	2,856	0.2%
Morgan Stanley	4.300%	1/27/45	2,900	2,719	0.2%
Morgan Stanley	3.950%–7.250%	11/24/25–4/1/32	7,401	7,754	0.6%
Wachovia Bank NA	5.850%	2/1/37	750	890	0.1%
Wachovia Corp.	5.500%–7.574%	10/1/25–10/15/35	2,574	3,222	0.2%
Wells Fargo & Co.	4.100%	6/3/26	2,805	2,809	0.2%
Wells Fargo & Co.	5.606%	1/15/44	2,440	2,713	0.2%
Wells Fargo & Co.	3.900%–5.375%	7/22/27–5/1/45	9,099	9,086	0.7%

Long-Term Corporate Bond Index Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
Wells Fargo Bank NA	5.950%–6.600%	8/26/36–1/15/38	2,450	3,085	0.2%
1 Wells Fargo Capital X	5.950%	12/1/86	920	919	0.1%
2 Banking—Other †				15,093	1.1%
Brokerage †				3,807	0.3%
Finance Companies
General Electric Capital Corp.	5.875%	1/14/38	6,503	7,844	0.6%
General Electric Capital Corp.	6.750%	3/15/32	5,037	6,589	0.5%
General Electric Capital Corp.	6.875%	1/10/39	4,325	5,766	0.4%
General Electric Capital Corp.	6.150%	8/7/37	2,130	2,622	0.2%
General Electric Capital
Corp.	5.550%–7.500%	1/5/26–8/21/35	675	887	0.1%
Finance Companies—Other †				597	0.0%
Insurance
Berkshire Hathaway Finance
Corp.	4.300%–5.750%	1/15/40–5/15/43	1,995	2,084	0.1%
Berkshire Hathaway Inc.	4.500%	2/11/43	1,030	1,012	0.1%
Insurance—Other †				78,668	5.9%
2 Real Estate Investment Trusts †				8,733	0.7%
				255,825	19.2%
Industrial
Basic Industry
Lubrizol Corp.	6.500%	10/1/34	240	302	0.0%
Basic Industry—Other †				70,708	5.3%
Capital Goods
General Electric Co.	4.125%–4.500%	10/9/42–3/11/44	4,830	4,748	0.3%
United Technologies Corp.	4.500%	6/1/42	3,430	3,465	0.3%
Capital Goods—Other †				49,558	3.7%
Communication
Alltel Corp.	7.875%	7/1/32	500	666	0.1%
America Movil SAB de CV	6.125%	3/30/40	2,425	2,728	0.2%
Ameritech Capital Funding Corp.	6.550%	1/15/28	385	437	0.0%
AT&T Corp.	8.250%	11/15/31	880	1,158	0.1%
AT&T Inc.	5.350%	9/1/40	3,630	3,555	0.3%
AT&T Inc.	4.350%	6/15/45	3,789	3,230	0.2%
AT&T Inc.	4.750%	5/15/46	3,100	2,802	0.2%
AT&T Inc.	4.300%–6.550%	9/15/34–6/15/44	13,788	13,887	1.0%
AT&T Mobility LLC	7.125%	12/15/31	422	519	0.0%
Bellsouth Capital Funding
Corp.	7.120%–7.875%	2/15/30–7/15/97	798	942	0.1%
BellSouth Corp.	6.000%–6.875%	10/15/31–11/15/34	1,243	1,363	0.1%
BellSouth
Telecommunications LLC	6.375%	6/1/28	372	410	0.0%
British Telecommunications plc	9.625%	12/15/30	2,727	3,971	0.3%
2 CCO Safari II LLC	6.484%	10/23/45	4,550	4,611	0.3%
Comcast Corp.	4.200%–7.050%	1/15/33–8/15/45	17,741	20,131	1.5%
Deutsche Telekom
International Finance BV	8.750%	6/15/30	3,639	5,126	0.4%
DIRECTV Holdings LLC /
DIRECTV Financing Co.
Inc.	5.150%–6.375%	3/15/40–3/15/42	4,530	4,567	0.3%
GTE Corp.	6.940%	4/15/28	810	950	0.1%
Historic TW Inc.	6.625%	5/15/29	590	701	0.1%
NBCUniversal Media LLC	4.450%–6.400%	4/30/40–1/15/43	3,285	3,721	0.3%
New Cingular Wireless
Services Inc.	8.750%	3/1/31	970	1,338	0.1%

Long-Term Corporate Bond Index Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
Orange SA	9.000%	3/1/31	2,550	3,543	0.3%
Pacific Bell Telephone Co.	7.125%	3/15/26	655	797	0.1%
TCI Communications Inc.	7.125%–7.875%	2/15/26–2/15/28	872	1,145	0.1%
Time Warner Cos. Inc.	6.950%	1/15/28	938	1,147	0.1%
Time Warner Inc.	7.625%	4/15/31	2,160	2,717	0.2%
Time Warner Inc.	4.650%–7.700%	5/1/32–7/15/45	8,350	9,231	0.7%
Verizon Communications Inc.	6.550%	9/15/43	6,190	7,309	0.5%
Verizon Communications Inc.	5.012%	8/21/54	6,209	5,675	0.4%
Verizon Communications Inc.	4.672%	3/15/55	5,800	5,017	0.4%
Verizon Communications Inc.	4.522%	9/15/48	5,328	4,697	0.4%
Verizon Communications Inc.	4.862%	8/21/46	4,803	4,502	0.3%
Verizon Communications Inc.	4.272%	1/15/36	3,240	2,901	0.2%
Verizon Communications Inc.	4.400%	11/1/34	3,045	2,799	0.2%
Verizon Communications
Inc.	3.850%–7.750%	12/1/30–11/1/42	10,992	11,962	0.9%
Verizon Florida LLC	6.860%	2/1/28	975	944	0.1%
Verizon Maryland LLC	5.125%	6/15/33	695	684	0.1%
Verizon New England Inc.	7.875%	11/15/29	800	1,002	0.1%
Verizon New York Inc.	7.375%	4/1/32	437	504	0.0%
2 Communication—Other †				63,361	4.7%
Consumer Cyclical
CVS Health Corp.	4.875%	7/20/35	3,225	3,334	0.3%
CVS Health Corp.	5.125%	7/20/45	3,050	3,240	0.2%
Home Depot Inc.	5.875%	12/16/36	2,260	2,730	0.2%
Wal-Mart Stores Inc.	6.500%	8/15/37	3,125	4,056	0.3%
Wal-Mart Stores Inc.	5.250%	9/1/35	2,840	3,243	0.2%
Wal-Mart Stores Inc.	4.000%–7.550%	4/5/27–4/22/44	12,212	14,044	1.1%
2 Consumer Cyclical—Other †				57,026	4.3%
Consumer Noncyclical
AbbVie Inc.	4.700%	5/14/45	2,777	2,680	0.2%
AstraZeneca plc	6.450%	9/15/37	2,826	3,611	0.3%
GlaxoSmithKline Capital Inc.	6.375%	5/15/38	2,820	3,518	0.3%
2 Medtronic Inc.	4.625%	3/15/45	4,280	4,364	0.3%
2 Medtronic Inc.	4.375%	3/15/35	2,950	2,916	0.2%
Pfizer Inc.	7.200%	3/15/39	2,280	3,101	0.2%
2 Consumer Noncyclical—Other †				168,619	12.7%
Energy
El Paso Natural Gas Co. LLC	8.375%	6/15/32	372	429	0.0%
Kinder Morgan Energy
Partners LP	4.700%–7.750%	3/15/31–9/1/44	9,096	8,314	0.6%
Kinder Morgan Inc.	5.300%–7.750%	1/15/32–6/1/45	4,240	3,911	0.3%
Shell International Finance BV	6.375%	12/15/38	2,770	3,493	0.3%
Shell International Finance BV	4.375%	5/11/45	3,050	3,026	0.2%
Southern Natural Gas Co. LLC	8.000%	3/1/32	320	376	0.0%
Tennessee Gas Pipeline Co.
LLC	7.000%–7.625%	3/15/27–4/1/37	1,610	1,829	0.2%
2 Energy—Other †				137,780	10.3%
Other Industrial †				6,897	0.5%
Technology
Apple Inc.	3.850%	5/4/43	3,250	2,954	0.2%
Oracle Corp.	3.250%–6.500%	5/15/30–5/15/55	13,594	14,026	1.0%
2 Technology—Other †				39,676	3.0%

Long-Term Corporate Bond Index Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
	Transportation
1	BNSF Funding Trust I	6.613%	12/15/55	440	492	0.1%
	Burlington Northern Santa
	Fe LLC	3.650%–7.950%	9/1/25–9/1/45	10,575	10,953	0.8%
2	Transportation—Other †				35,183	2.6%
					881,352	66.0%
Utilities
	Electric
	Berkshire Hathaway Energy
	Co.	4.500%–8.480%	9/15/28–2/1/45	5,174	5,995	0.4%
	Duke Energy Carolinas LLC	3.750%–6.450%	12/1/28–6/1/45	5,325	6,054	0.5%
	Duke Energy Florida LLC	3.850%–6.400%	9/15/37–11/15/42	2,205	2,664	0.2%
	Duke Energy Indiana Inc.	4.200%–6.450%	10/15/35–7/15/43	1,858	2,174	0.2%
	Duke Energy Progress LLC	4.100%–6.300%	4/1/38–8/15/45	3,270	3,340	0.3%
	MidAmerican Energy Co.	4.400%–6.750%	12/30/31–10/15/44	2,015	2,370	0.2%
	MidAmerican Funding LLC	6.927%	3/1/29	200	262	0.0%
	Nevada Power Co.	5.375%–6.750%	4/1/36–5/15/41	1,196	1,482	0.1%
	Pacific Gas & Electric Co.	6.050%	3/1/34	3,145	3,755	0.3%
	PacifiCorp	4.100%–7.700%	11/15/31–2/1/42	3,745	4,552	0.3%
	Progress Energy Inc.	6.000%–7.750%	3/1/31–12/1/39	1,545	1,915	0.1%
	Sierra Pacific Power Co.	6.750%	7/1/37	285	374	0.0%
2	Electric—Other †				121,122	9.1%
	Natural Gas †				11,025	0.8%
	Other Utility †				2,773	0.2%
					169,857	12.7%
Total Corporate Bonds (Cost $1,380,628)					1,307,034	97.9%
Taxable Municipal Bonds (Cost $3,183) †					3,143	0.2%

				Shares
Temporary Cash Investment
Money Market Fund
3	Vanguard Market Liquidity Fund
	(Cost $3,805)	0.168%		3,804,996	3,805	0.3%
Total Investments (Cost $1,389,706)					1,316,059	98.6%

						Amount
						($000)
Other Assets and Liabilities
Other Assets
Investment in Vanguard					122
Receivables for Investment Securities Sold					12,280
Receivables for Accrued Income					19,310
Receivables for Capital Shares Issued					108
Other Assets					309
Total Other Assets					32,129	2.4%
Liabilities
Payables for Investment Securities Purchased					(12,404)
Payables for Capital Shares Redeemed					(455)
Payables for Distributions					(49)
Payables to Vanguard					(420)
Other Liabilities					(306)
Total Liabilities					(13,634)	(1.0%)
Net Assets					1,334,554	100.0%

Long-Term Corporate Bond Index Fund

At August 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	1,424,093
Undistributed Net Investment Income	3,769
Accumulated Net Realized Losses	(19,661)
Unrealized Appreciation (Depreciation)	(73,647)
Net Assets	1,334,554

ETF Shares—Net Assets
Applicable to 11,400,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	971,821
Net Asset Value Per Share—ETF Shares	$85.25

Admiral Shares—Net Assets
Applicable to 2,916,602 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	66,504
Net Asset Value Per Share—Admiral Shares	$22.80

Institutional Shares—Net Assets
Applicable to 10,465,572 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	296,229
Net Asset Value Per Share—Institutional Shares	$28.31

• See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2015, the aggregate value of these securities was $27,093,000, representing 2.0% of net assets.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Corporate Bond Index Fund

Statement of Operations

Year Ended
August 31, 2015
($000)
Investment Income
Income
Interest[1]	63,185
Total Income	63,185
Expenses
The Vanguard Group—Note B
Investment Advisory Services	36
Management and Administrative—ETF Shares	753
Management and Administrative—Admiral Shares	44
Management and Administrative—Institutional Shares	142
Marketing and Distribution—ETF Shares	180
Marketing and Distribution—Admiral Shares	7
Marketing and Distribution—Institutional Shares	40
Custodian Fees	23
Auditing Fees	47
Shareholders’ Reports—ETF Shares	38
Shareholders’ Reports—Admiral Shares	1
Shareholders’ Reports—Institutional Shares	—
Trustees’ Fees and Expenses	1
Total Expenses	1,312
Net Investment Income	61,873
Realized Net Gain (Loss)
Investment Securities Sold	810
Futures Contracts	(437)
Realized Net Gain (Loss)	373
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(127,003)
Futures Contracts	9
Change in Unrealized Appreciation (Depreciation)	(126,994)
Net Increase (Decrease) in Net Assets Resulting from Operations	(64,748)
1 Interest income from an affiliated company of the fund was $8,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Corporate Bond Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	61,873	43,416
Realized Net Gain (Loss)	373	(8,871)
Change in Unrealized Appreciation (Depreciation)	(126,994)	118,098
Net Increase (Decrease) in Net Assets Resulting from Operations	(64,748)	152,643
Distributions
Net Investment Income
ETF Shares	(45,939)	(28,936)
Admiral Shares[1]	(2,507)	(1,332)
Institutional Shares	(12,835)	(9,963)
Realized Capital Gain
ETF Shares	—	—
Admiral Shares[1]	—	—
Institutional Shares	—	—
Total Distributions	(61,281)	(40,231)
Capital Share Transactions
ETF Shares	190,279	169,519
Admiral Shares[1]	28,156	22,307
Institutional Shares	70,617	19,116
Net Increase (Decrease) from Capital Share Transactions	289,052	210,942
Total Increase (Decrease)	163,023	323,354
Net Assets
Beginning of Period	1,171,531	848,177
End of Period[2]	1,334,554	1,171,531

1 Signal Shares were renamed Admiral Shares in October 2013.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $3,769,000 and $3,177,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Corporate Bond Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$92.38	$82.11	$92.15	$80.80	$81.96
Investment Operations
Net Investment Income	3.910	3.964	4.018	3.980	4.091
Net Realized and Unrealized Gain (Loss)
on Investments[1]	(7.127)	9.937	(9.816)	11.351	(.917)
Total from Investment Operations	(3.217)	13.901	(5.798)	15.331	3.174
Distributions
Dividends from Net Investment Income	(3.913)	(3.631)	(4.018)	(3.981)	(4.095)
Distributions from Realized Capital Gains	—	—	(.224)	—	(.239)
Total Distributions	(3.913)	(3.631)	(4.242)	(3.981)	(4.334)
Net Asset Value, End of Period	$85.25	$92.38	$82.11	$92.15	$80.80

Total Return	-3.64%	17.35%	-6.55%	19.40%	4.19%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$972	$878	$624	$1,032	$275
Ratio of Total Expenses to Average Net Assets	0.10%	0.12%	0.12%	0.12%	0.14%
Ratio of Net Investment Income to
Average Net Assets	4.37%	4.63%	4.47%	4.73%	5.36%
Portfolio Turnover Rate[2]	64%	54%	57%	71%	110%

1 Includes increases from purchase fees of $.11, $.05, $.07, $.02, and $.07.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Corporate Bond Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$24.71	$22.04	$24.74	$21.69	$22.00
Investment Operations
Net Investment Income	1.048	1.066	1.078	1.068	1.100
Net Realized and Unrealized Gain (Loss)
on Investments[1]	(1.911)	2.669	(2.640)	3.051	(.246)
Total from Investment Operations	(.863)	3.735	(1.562)	4.119	.854
Distributions
Dividends from Net Investment Income	(1.047)	(1.065)	(1.078)	(1.069)	(1.100)
Distributions from Realized Capital Gains	—	—	(.060)	—	(.064)
Total Distributions	(1.047)	(1.065)	(1.138)	(1.069)	(1.164)
Net Asset Value, End of Period	$22.80	$24.71	$22.04	$24.74	$21.69

Total Return[2]	-3.66%	17.37%	-6.57%	19.43%	4.21%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$67	$44	$18	$15	$9
Ratio of Total Expenses to Average Net Assets	0.10%	0.12%	0.12%	0.12%	0.14%
Ratio of Net Investment Income to
Average Net Assets	4.37%	4.63%	4.47%	4.73%	5.36%
Portfolio Turnover Rate [3]	64%	54%	57%	71%	110%

Signal Shares were renamed Admiral Shares in October 2013. Prior periods’ Financial Highlights are for the Signal Class.
1 Includes increases from purchase fees of $.02, $.01, $.01, $.01, and $.04.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Corporate Bond Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$30.68	$27.37	$30.71	$26.93	$27.32
Investment Operations
Net Investment Income	1.310	1.331	1.347	1.337	1.377
Net Realized and Unrealized Gain (Loss)
on Investments[1]	(2.370)	3.308	(3.265)	3.780	(.308)
Total from Investment Operations	(1.060)	4.639	(1.918)	5.117	1.069
Distributions
Dividends from Net Investment Income	(1.310)	(1.329)	(1.347)	(1.337)	(1.379)
Distributions from Realized Capital Gains	—	—	(.075)	—	(.080)
Total Distributions	(1.310)	(1.329)	(1.422)	(1.337)	(1.459)
Net Asset Value, End of Period	$28.31	$30.68	$27.37	$30.71	$26.93

Total Return[2]	-3.62%	17.38%	-6.50%	19.44%	4.25%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$296	$250	$206	$164	$15
Ratio of Total Expenses to Average Net Assets	0.07%	0.09%	0.09%	0.09%	0.09%
Ratio of Net Investment Income to
Average Net Assets	4.40%	4.66%	4.50%	4.76%	5.41%
Portfolio Turnover Rate [3]	64%	54%	57%	71%	110%

1 Includes increases from purchase fees of $.03, $.02, $.01, $.00, and $.04.
2 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Corporate Bond Index Fund

Notes to Financial Statements

Vanguard Long-Term Corporate Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers three classes of shares: ETF Shares, Admiral Shares, and Institutional Shares. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2015, the fund’s average investments in long and short futures contracts each represented less than 1% of net assets, based on the average of aggregate settlement values at each quarter-end during the period. The fund had no open futures contracts at August 31, 2015.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

Long-Term Corporate Bond Index Fund

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2015, or at any time during the period then ended.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on purchases of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2015, the fund had contributed to Vanguard capital in the amount of $122,000, representing 0.01% of the fund’s net assets and 0.05% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

Long-Term Corporate Bond Index Fund

The following table summarizes the market value of the fund’s investments as of August 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	2,077	—
Corporate Bonds	—	1,307,034	—
Taxable Municipal Bonds	—	3,143	—
Temporary Cash Investments	3,805	—	—
Futures Contracts—Assets[1]	14	—	—
Total	3,819	1,312,254	—
1 Represents variation margin on the last day of the reporting period for recently closed futures contracts.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2015, the fund realized $9,835,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2015, the fund had $4,216,000 of ordinary income available for distribution. The fund had available capital losses totaling $18,538,000 that may be carried forward indefinitely to offset future capital gains.

At August 31, 2015, the cost of investment securities for tax purposes was $1,390,829,000. Net unrealized depreciation of investment securities for tax purposes was $74,770,000, consisting of unrealized gains of $6,942,000 on securities that had risen in value since their purchase and $81,712,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2015, the fund purchased $1,286,403,000 of investment securities and sold $1,000,122,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $421,676,000 and $427,833,000, respectively. Total purchases and sales include $601,506,000 and $531,681,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

Long-Term Corporate Bond Index Fund

F. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2015		2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued[1]	754,420	8,200	348,514	4,000
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(564,141)	(6,300)	(178,995)	(2,100)
Net Increase (Decrease)—ETF Shares	190,279	1,900	169,519	1,900
Admiral Shares[2]
Issued[1]	46,136	1,883	35,859	1,523
Issued in Lieu of Cash Distributions	2,027	84	1,164	49
Redeemed	(20,007)	(830)	(14,716)	(619)
Net Increase (Decrease) —Admiral Shares	28,156	1,137	22,307	953
Institutional Shares
Issued[1]	117,548	3,887	30,914	1,045
Issued in Lieu of Cash Distributions	12,835	427	9,963	345
Redeemed	(59,766)	(1,996)	(21,761)	(769)
Net Increase (Decrease) —Institutional Shares	70,617	2,318	19,116	621

1 Includes purchase fees for fiscal 2015 and 2014 of $1,672,000 and $672,000, respectively (fund totals).
2 Signal Shares were renamed Admiral Shares in October 2013.

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2015, that would require recognition or disclosure in these financial statements.

Mortgage-Backed Securities Index Fund

Fund Profile
As of August 31, 2015

Share-Class Characteristics

	ETF	Admiral	Institutional
	Shares	Shares	Shares
Ticker Symbol	VMBS	VMBSX	VMBIX
Expense Ratio[1]	0.12%	0.12%	0.09%
30-Day SEC Yield	1.52%	1.56%	1.55%

Financial Attributes

		Barclays
		MBS	Barclays
		Float Adj	Aggregate
	Fund	Index	FA Index
Number of Bonds	500[2]	381	9,541
Yield to Maturity
(before expenses)	2.6%	2.7%	2.4%
Average Coupon	3.8%	3.8%	3.2%
Average Duration	4.1 years	4.2 years	5.7 years
Average Effective
Maturity	6.5 years	6.5 years	7.9 years
Short-Term
Reserves	0.3%	—	—

Sector Diversification (% of portfolio)
Government Mortgage-Backed	98.1%
Treasury/Agency	0.1
Other	1.8

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays
	MBS	Barclays
	Float Adj	Aggregate
	Index	FA Index
R-Squared	0.99	0.77
Beta	1.07	0.68

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	1.8%
1 - 3 Years	2.0
3 - 5 Years	21.1
5 - 10 Years	72.2
10 - 20 Years	2.9

Distribution by Credit Quality (% of portfolio)
U.S. Government	98.2%
Aaa	1.8

Credit-quality ratings are obtained from Barclays and are from Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

Distribution by Coupon (% of portfolio)
0 - 5.0	93.6%
More Than 5.0 - 5.5	3.5
More Than 5.5 - 6.0	2.2
More Than 6.0 - 6.5	0.6
More Than 6.5 - 7.0	0.1

1 The expense ratios shown are from the prospectus dated December 23, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2015, the expense ratios were 0.10% for ETF Shares, 0.10% for Admiral Shares, and 0.07% for Institutional Shares.
2 Issues are mortgage pools grouped by coupon.

Mortgage-Backed Securities Index Fund

Investment Focus

Mortgage-Backed Securities Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 19, 2009, Through August 31, 2015
Initial Investment of $10,000

		Average Annual Total Returns
	Periods Ended August 31, 2015

			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(11/19/2009)	Investment

Mortgage-Backed Securities Index
Fund ETF Shares Net Asset Value	2.49%	2.78%	3.16%	$11,973
Mortgage-Backed Securities Index
Fund ETF Shares Market Price	2.47	2.74	3.16	11,973
Barclays U.S. MBS Float Adjusted
Index	2.51	2.84	3.19	11,989

U.S. Mortgage Funds Average	2.28	3.05	3.66	12,306
Spliced Barclays U.S. Aggregate Float
Adjusted Index	1.40	2.98	3.77	12,383

For a benchmark description, see the Glossary.
U.S. Mortgage Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Mortgage-Backed Securities Index Fund

		Average Annual Total Returns
	Periods Ended August 31, 2015

			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(12/3/2009)	Investment
Mortgage-Backed Securities Index Fund
Admiral Shares	2.44%	2.78%	3.14%	$11,945

Barclays U.S. MBS Float Adjusted Index	2.51	2.84	3.19	11,977
Spliced Barclays U.S. Aggregate Float
Adjusted Index	1.40	2.98	3.77	12,369

"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $5,000,000
	Year	(10/31/2013)	Investment
Mortgage-Backed Securities Index Fund
Institutional Shares	2.49%	3.12%	$5,289,414

Barclays U.S. MBS Float Adjusted Index	2.51	3.11	5,288,409
Barclays U.S. Aggregate Float Adjusted
Index	1.40	2.88	5,266,934

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: November 19, 2009, Through August 31, 2015

			Since
	One	Five	Inception
	Year	Years	(11/19/2009)
Mortgage-Backed Securities Index Fund ETF Shares
Market Price	2.47%	14.47%	19.73%
Mortgage-Backed Securities Index Fund ETF Shares
Net Asset Value	2.49	14.69	19.73
Barclays U.S. MBS Float Adjusted Index	2.51	15.02	19.89

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Mortgage-Backed Securities Index Fund

Fiscal-Year Total Returns (%): November 19, 2009, Through August 31, 2015
		Barclays
		MBS
		Float Adj
	ETF Shares Net Asset Value	Index
Fiscal Year	Total Returns	Total Returns
2010	4.39%	4.23%
2011	5.14	5.11
2012	3.62	3.62
2013	-2.36	-2.03
2014	5.21	5.15
2015	2.49	2.51

Average Annual Total Returns: Periods Ended June 30, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

					Since Inception
	Inception Date	One Year	Five Years	Income	Capital	Total
ETF Shares	11/19/2009
Market Price		2.07%	2.78%			3.13%
Net Asset Value		2.16	2.79			3.15
Admiral Shares	12/3/2009	2.16	2.80	1.64%	1.48%	3.12
Institutional Shares	10/31/2013	2.21	—	1.63	1.44	3.07

Mortgage-Backed Securities Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (99.7%)
Conventional Mortgage-Backed Securities (98.4%)
[1,2]	Fannie Mae Pool	2.000%	10/1/28	2,198	2,171
[1,2,3] Fannie Mae Pool		2.500%	11/1/26–1/1/43	52,186	52,989
[1,2,3] Fannie Mae Pool		3.000%	11/1/25–9/1/45	157,987	161,157
[1,2,3] Fannie Mae Pool		3.500%	10/1/21–9/1/45	194,757	202,903
[1,2,3] Fannie Mae Pool		4.000%	7/1/18–9/1/45	149,616	159,450
[1,2,3] Fannie Mae Pool		4.500%	2/1/18–9/1/45	87,917	95,306
[1,2,3] Fannie Mae Pool		5.000%	1/1/17–9/1/45	50,030	55,141
[1,2,3] Fannie Mae Pool		5.500%	12/1/16–9/1/45	37,039	41,545
[1,2]	Fannie Mae Pool	6.000%	3/1/18–5/1/41	25,015	28,360
[1,2]	Fannie Mae Pool	6.500%	4/1/16–10/1/39	8,433	9,758
[1,2]	Fannie Mae Pool	7.000%	12/1/22–10/1/37	1,281	1,504
[1,2]	Fannie Mae Pool	7.500%	11/1/22	11	13
[1,2]	Freddie Mac Gold Pool	2.000%	1/1/28–1/1/29	3,529	3,486
[1,2,3] Freddie Mac Gold Pool		2.500%	4/1/27–2/1/43	40,365	40,934
[1,2,3] Freddie Mac Gold Pool		3.000%	10/1/26–9/1/45	93,008	94,682
[1,2,3] Freddie Mac Gold Pool		3.500%	9/1/25–9/1/45	118,014	122,701
[1,2,3] Freddie Mac Gold Pool		4.000%	7/1/18–9/1/45	88,869	94,525
[1,2,3] Freddie Mac Gold Pool		4.500%	1/1/18–9/1/45	54,004	58,362
[1,2,3] Freddie Mac Gold Pool		5.000%	9/1/15–9/1/45	30,909	33,906
[1,2]	Freddie Mac Gold Pool	5.500%	4/1/21–7/1/40	25,260	28,257
[1,2]	Freddie Mac Gold Pool	6.000%	6/1/17–5/1/40	16,007	18,126
[1,2]	Freddie Mac Gold Pool	6.500%	10/1/28–9/1/39	3,805	4,392
[1,2]	Freddie Mac Gold Pool	7.000%	7/1/28–12/1/38	512	592
[1,2]	Freddie Mac Gold Pool	8.000%	11/1/22	2	2
[1,3]	Ginnie Mae I Pool	3.000%	1/15/26–9/1/45	15,163	15,403
[1,3]	Ginnie Mae I Pool	3.500%	2/15/26–9/1/45	15,962	16,663
[1,3]	Ginnie Mae I Pool	4.000%	7/15/24–9/1/45	25,698	27,351
[1,3]	Ginnie Mae I Pool	4.500%	9/15/18–9/1/45	28,793	31,435
[1,3]	Ginnie Mae I Pool	5.000%	1/15/18–9/1/45	18,151	20,110
1	Ginnie Mae I Pool	5.500%	10/15/32–2/15/40	7,832	8,815
1	Ginnie Mae I Pool	6.000%	4/15/28–5/15/41	3,673	4,148
1	Ginnie Mae I Pool	6.500%	5/15/24–1/15/39	328	384
1	Ginnie Mae I Pool	7.000%	10/15/27	8	10
1	Ginnie Mae II Pool	2.500%	6/20/27–1/20/43	4,169	4,245
[1,3]	Ginnie Mae II Pool	3.000%	10/20/26–9/1/45	84,603	86,212
[1,3]	Ginnie Mae II Pool	3.500%	12/20/25–10/1/45	147,854	154,386
[1,3]	Ginnie Mae II Pool	4.000%	9/20/25–10/1/45	90,166	96,083
[1,3]	Ginnie Mae II Pool	4.500%	4/20/18–9/1/45	56,679	61,066

Mortgage-Backed Securities Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
1	Ginnie Mae II Pool	5.000%	6/20/33–9/1/45	28,421	31,334
[1,3]	Ginnie Mae II Pool	5.500%	12/20/33–9/1/45	10,388	11,573
1	Ginnie Mae II Pool	6.000%	3/20/31–9/20/41	6,589	7,433
1	Ginnie Mae II Pool	6.500%	10/20/28–9/20/40	814	930
1	Ginnie Mae II Pool	7.000%	4/20/38–11/20/38	150	173
					1,888,016
Nonconventional Mortgage-Backed Securities (1.3%)
1,2,[4] Fannie Mae Pool		1.839%	9/1/37	33	36
1,2,[4] Fannie Mae Pool		2.095%	12/1/41	260	268
[1,2]	Fannie Mae Pool	2.113%	3/1/43	747	766
[1,2]	Fannie Mae Pool	2.188%	6/1/42	2,600	2,727
[1,2]	Fannie Mae Pool	2.195%	6/1/43	508	524
1,2,[4] Fannie Mae Pool		2.202%	10/1/39	38	39
[1,2]	Fannie Mae Pool	2.217%	9/1/42	543	570
[1,2]	Fannie Mae Pool	2.232%	10/1/42	393	406
[1,2]	Fannie Mae Pool	2.266%	7/1/43	1,329	1,344
1,2,[4] Fannie Mae Pool		2.305%	11/1/39	46	47
[1,2]	Fannie Mae Pool	2.396%	7/1/42	626	649
1,2,[4] Fannie Mae Pool		2.402%	1/1/40	5	6
[1,2]	Fannie Mae Pool	2.409%	5/1/42	300	314
[1,2]	Fannie Mae Pool	2.431%	5/1/43	1,505	1,539
[1,2]	Fannie Mae Pool	2.448%	10/1/42	722	748
1,2,[4] Fannie Mae Pool		2.507%	10/1/40	159	169
1,2,[4] Fannie Mae Pool		2.513%	12/1/40	459	486
1,2,[4] Fannie Mae Pool		2.520%	5/1/40	7	8
1,2,[4] Fannie Mae Pool		2.545%	5/1/42	91	94
[1,2]	Fannie Mae Pool	2.601%	12/1/41	279	295
[1,2]	Fannie Mae Pool	2.635%	11/1/41	81	85
[1,2]	Fannie Mae Pool	2.708%	1/1/42	469	494
[1,2]	Fannie Mae Pool	2.730%	12/1/43	1,196	1,239
[1,2]	Fannie Mae Pool	2.742%	3/1/42	534	563
[1,2]	Fannie Mae Pool	2.761%	3/1/41	440	470
[1,2]	Fannie Mae Pool	2.795%	11/1/41	213	229
[1,2]	Fannie Mae Pool	2.905%	12/1/40	127	134
1,2,[4] Fannie Mae Pool		2.928%	3/1/42	210	218
[1,2]	Fannie Mae Pool	2.968%	9/1/43	838	885
1,2,[4] Fannie Mae Pool		3.029%	3/1/41	362	381
1,2,[4] Fannie Mae Pool		3.060%	2/1/42	294	306
1,2,[4] Fannie Mae Pool		3.082%	2/1/41	10	10
[1,2]	Fannie Mae Pool	3.144%	2/1/41	96	102
[1,2]	Fannie Mae Pool	3.233%	12/1/40	17	18
[1,2]	Fannie Mae Pool	3.234%	12/1/40	19	20
[1,2]	Fannie Mae Pool	3.245%	5/1/41	123	130
1,2,[4] Fannie Mae Pool		3.276%	10/1/40	20	21
[1,2]	Fannie Mae Pool	3.321%	11/1/40	19	20
[1,2]	Fannie Mae Pool	3.347%	8/1/42	229	237
[1,2]	Fannie Mae Pool	3.547%	7/1/41	332	356
[1,2]	Fannie Mae Pool	3.580%	8/1/39	42	45
[1,2]	Fannie Mae Pool	3.613%	4/1/41	128	136
[1,2]	Fannie Mae Pool	3.746%	6/1/41	194	208
[1,2]	Fannie Mae Pool	3.815%	9/1/40	392	418
[1,2]	Fannie Mae Pool	4.239%	12/1/39	429	440
1,2,[4] Fannie Mae Pool		4.535%	8/1/39	111	116
[1,2]	Fannie Mae Pool	4.899%	3/1/38	30	31
1,2,[4] Fannie Mae Pool		5.074%	11/1/39	43	45
[1,2]	Fannie Mae Pool	5.567%	4/1/37	19	20

Mortgage-Backed Securities Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[1,2]	Fannie Mae Pool	6.094%	10/1/37	182	188
1,2,[4] Freddie Mac Non Gold Pool		2.175%	10/1/37	18	19
1,2,[4] Freddie Mac Non Gold Pool		2.276%	2/1/37	24	25
1,2,[4] Freddie Mac Non Gold Pool		2.575%	5/1/40	3	3
[1,2]	Freddie Mac Non Gold Pool	2.581%	11/1/43	680	703
[1,2]	Freddie Mac Non Gold Pool	2.586%	2/1/42	145	152
1,2,[4] Freddie Mac Non Gold Pool		2.631%	6/1/40	49	51
1,2,[4] Freddie Mac Non Gold Pool		2.736%	6/1/37	462	481
[1,2]	Freddie Mac Non Gold Pool	2.743%	12/1/40	68	71
[1,2]	Freddie Mac Non Gold Pool	2.784%	1/1/41	211	223
[1,2]	Freddie Mac Non Gold Pool	2.833%	2/1/41	18	20
[1,2]	Freddie Mac Non Gold Pool	2.931%	2/1/41	268	286
[1,2]	Freddie Mac Non Gold Pool	3.082%	6/1/41	217	232
[1,2]	Freddie Mac Non Gold Pool	3.121%	1/1/41	159	169
[1,2]	Freddie Mac Non Gold Pool	3.420%	3/1/42	219	234
[1,2]	Freddie Mac Non Gold Pool	3.578%	6/1/40	156	167
[1,2]	Freddie Mac Non Gold Pool	3.671%	9/1/40	160	171
[1,2]	Freddie Mac Non Gold Pool	4.046%	12/1/39	36	38
[1,2]	Freddie Mac Non Gold Pool	5.230%	3/1/38	142	152
1,[4]	Ginnie Mae II Pool	1.750%	4/20/41	12	13
1	Ginnie Mae II Pool	2.000%	12/20/42	37	38
1,[4]	Ginnie Mae II Pool	2.250%	5/20/41	16	16
1	Ginnie Mae II Pool	2.500%	11/20/40–1/20/42	2,033	2,084
1	Ginnie Mae II Pool	3.000%	11/20/40–11/20/41	733	758
1	Ginnie Mae II Pool	3.500%	7/20/41–8/20/41	276	289
					24,995
Total U.S. Government and Agency Obligations (Cost $1,912,208)					1,913,011

				Shares
Temporary Cash Investment (27.5%)
Money Market Fund (27.5%)
5	Vanguard Market Liquidity Fund
	(Cost $528,168)	0.168%		528,168,000	528,168
Total Investments (127.2%) (Cost $2,440,376)					2,441,179
Other Assets and Liabilities (-27.2%)
Other Assets					107,029
Liabilities					(629,512)
					(522,483)
Net Assets (100%)					1,918,696

Mortgage-Backed Securities Index Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	1,913,011
Affiliated Vanguard Funds	528,168
Total Investments in Securities	2,441,179
Receivables for Investment Securities Sold	98,128
Other Assets	8,901
Total Assets	2,548,208
Liabilities
Payables for Investment Securities Purchased	569,139
Other Liabilities	60,373
Total Liabilities	629,512
Net Assets	1,918,696

At August 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	1,910,582
Undistributed Net Investment Income	1,870
Accumulated Net Realized Gains	5,441
Unrealized Appreciation (Depreciation)	803
Net Assets	1,918,696

ETF Shares—Net Assets
Applicable to 27,351,190 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,450,856
Net Asset Value Per Share—ETF Shares	$53.05

Admiral Shares—Net Assets
Applicable to 20,012,045 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	424,298
Net Asset Value Per Share—Admiral Shares	$21.20

Mortgage-Backed Securities Index Fund

Amount
($000)
Institutional Shares—Net Assets
Applicable to 1,515,625 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	43,542
Net Asset Value Per Share—Institutional Shares	$28.73

• See Note A in Notes to Financial Statements.
1 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of August 31, 2015.
4 Adjustable-rate security.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Mortgage-Backed Securities Index Fund

Statement of Operations

Year Ended
August 31, 2015
($000)
Investment Income
Income
Interest[1]	22,214
Total Income	22,214
Expenses
The Vanguard Group—Note B
Investment Advisory Services	33
Management and Administrative—ETF Shares	727
Management and Administrative—Admiral Shares	267
Management and Administrative—Institutional Shares	15
Marketing and Distribution—ETF Shares	126
Marketing and Distribution—Admiral Shares	70
Marketing and Distribution—Institutional Shares	10
Custodian Fees	86
Auditing Fees	41
Shareholders’ Reports—ETF Shares	39
Shareholders’ Reports—Admiral Shares	9
Shareholders’ Reports—Institutional Shares	—
Trustees’ Fees and Expenses	1
Total Expenses	1,424
Net Investment Income	20,790
Realized Net Gain (Loss) on Investment Securities Sold	9,480
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(3,777)
Net Increase (Decrease) in Net Assets Resulting from Operations	26,493
1 Interest income from an affiliated company of the fund was $669,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Mortgage-Backed Securities Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	20,790	13,602
Realized Net Gain (Loss)	9,480	6,824
Change in Unrealized Appreciation (Depreciation)	(3,777)	18,334
Net Increase (Decrease) in Net Assets Resulting from Operations	26,493	38,760
Distributions
Net Investment Income
ETF Shares	(13,405)	(6,562)
Admiral Shares[1]	(5,589)	(4,949)
Institutional Shares	(564)	(1,465)
Realized Capital Gain [2]
ETF Shares	(2,480)	—
Admiral Shares[1]	(1,200)	—
Institutional Shares	(113)	—
Total Distributions	(23,351)	(12,976)
Capital Share Transactions
ETF Shares	907,275	111,427
Admiral Shares[1]	116,880	541
Institutional Shares	(65,707)	107,128
Net Increase (Decrease) from Capital Share Transactions	958,448	219,096
Total Increase (Decrease)	961,590	244,880
Net Assets
Beginning of Period	957,106	712,226
End of Period[3]	1,918,696	957,106

1 Signal Shares were renamed Admiral Shares in October 2013,
2 Includes fiscal 2015 short-term gain distributions totaling $3,749,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $1,870,000 and $638,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Mortgage-Backed Securities Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$52.65	$50.85	$52.63	$51.90	$51.31
Investment Operations
Net Investment Income	.748	.887	.292	.875	1.142
Net Realized and Unrealized Gain (Loss)
on Investments[1]	.554	1.741	(1.524)	.976	1.412
Total from Investment Operations	1.302	2.628	(1.232)	1.851	2.554
Distributions
Dividends from Net Investment Income	(.741)	(. 828)	(. 294)	(.868)	(1.142)
Distributions from Realized Capital Gains	(.161)	—	(.254)	(. 253)	(. 822)
Total Distributions	(. 902)	(. 828)	(. 548)	(1.121)	(1.964)
Net Asset Value, End of Period	$53.05	$52.65	$50.85	$52.63	$51.90

Total Return	2.49%	5.21%	-2.36%	3.62%	5.14%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,451	$542	$417	$247	$73
Ratio of Total Expenses to Average Net Assets	0.10%	0.12%	0.12%	0.12%	0.15%
Ratio of Net Investment Income to
Average Net Assets	1.43%	1.72%	0.57%	1.57%	2.30%
Portfolio Turnover Rate [2]	713%	514%	840%	529%	344%

1 Includes increases from purchase fees of $.01, $.01, $.01, $.02, and $.00.
2 Includes 331%, 294%, 371%, 231%, and 187% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Mortgage-Backed Securities Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$21.05	$20.35	$21.06	$20.76	$20.52
Investment Operations
Net Investment Income	.298	.356	.118	.344	.456
Net Realized and Unrealized Gain (Loss)
on Investments	.214	.699	(.608)	.399	.569
Total from Investment Operations	.512	1.055	(.490)	.743	1.025
Distributions
Dividends from Net Investment Income	(.297)	(. 355)	(.118)	(. 342)	(. 456)
Distributions from Realized Capital Gains	(. 065)	—	(.102)	(.101)	(. 329)
Total Distributions	(. 362)	(. 355)	(. 220)	(. 443)	(.785)
Net Asset Value, End of Period	$21.20	$21.05	$20.35	$21.06	$20.76

Total Return[1]	2.44%	5.22%	-2.35%	3.63%	5.16%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$424	$305	$295	$211	$15
Ratio of Total Expenses to Average Net Assets	0.10%	0.12%	0.12%	0.12%	0.15%
Ratio of Net Investment Income to
Average Net Assets	1.43%	1.72%	0.57%	1.57%	2.30%
Portfolio Turnover Rate [2]	713%	514%	840%	529%	344%

Signal Shares were renamed Admiral Shares in October 2013. Prior periods’ Financial Highlights are for the Signal class.
1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
2 Includes 331%, 294%, 371%, 231%, and 187% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Mortgage-Backed Securities Index Fund

Financial Highlights

Institutional Shares
		Oct. 31,	Sept. 1,	May 9,
	Year Ended	2013[3] to	2012, to	2012[1] to
	August 31,	Aug. 31,	Jan. 22,	Aug. 31,
For a Share Outstanding Throughout Each Period	2015	2014	2013[2]	2012
Net Asset Value, Beginning of Period	$28.52	$28.04	$28.34	$28.10
Investment Operations
Net Investment Income	. 412.390		.042	.137
Net Realized and Unrealized Gain (Loss) on Investments	.295	.504	(.146)	. 218
Total from Investment Operations	.707	.894	(.104)	.355
Distributions
Dividends from Net Investment Income	(.410)	(.414)	(.049)	(.115)
Distributions from Realized Capital Gains	(.087)	—	(.137)	—
Total Distributions	(.497)	(.414)	(.186)	(.115)
Net Asset Value, End of Period	$28.73	$28.52	$28.05[2]	$28.34

Total Return[4]	2.49%	3.22%	-0.37%	1.27%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$44	$109	$0	$15
Ratio of Total Expenses to Average Net Assets	0.07%	0.09%[5]	0.09%[5]	0.09%[5]
Ratio of Net Investment Income to Average Net Assets	1.46%	1.75%[5]	0.35%[5]	1.60%[5]
Portfolio Turnover Rate [6]	713%	514%	840%	529%

1 Commencement of operations.
2 Net asset value as of January 22, 2013, at which date all shares were redeemed.
3 Recommencement of operations.
4 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
5 Annualized.
6 Includes 331%, 294%, 371%, and 231% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Mortgage-Backed Securities Index Fund

Notes to Financial Statements

Vanguard Mortgage-Backed Securities Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: ETF Shares, Admiral Shares, and Institutional Shares. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

At August 31, 2015, counterparties had deposited in segregated accounts securities and cash with a value of $468,000 in connection with TBA transactions.

3. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also

Mortgage-Backed Securities Index Fund

entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2015, or at any time during the period then ended.

7. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees, if any, assessed on capital share transactions are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period

Mortgage-Backed Securities Index Fund

for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2015, the fund had contributed to Vanguard capital in the amount of $173,000, representing 0.01% of the fund’s net assets and 0.07% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	1,913,011	—
Temporary Cash Investments	528,168	—	—
Total	528,168	1,913,011	—

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $1,283,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at August 31, 2015, the fund had $7,918,000 of ordinary income and $37,000 of long-term capital gains available for distribution.

At August 31, 2015, the cost of investment securities for tax purposes was $2,440,422,000. Net unrealized appreciation of investment securities for tax purposes was $757,000, consisting of unrealized gains of $6,501,000 on securities that had risen in value since their purchase and $5,744,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2015, the fund purchased $11,226,413,000 of investment securities and sold $10,255,727,000 of investment securities, other than temporary cash investments.

Mortgage-Backed Securities Index Fund

F. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2015		2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued[1]	1,164,548	21,900	265,705	5,100
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(257,273)	(4,850)	(154,278)	(3,000)
Net Increase (Decrease)—ETF Shares	907,275	17,050	111,427	2,100
Admiral Shares[2]
Issued[1]	224,100	10,552	96,130	4,624
Issued in Lieu of Cash Distributions	2,844	134	1,516	73
Redeemed	(110,064)	(5,184)	(97,105)	(4,689)
Net Increase (Decrease)—Admiral Shares	116,880	5,502	541	8
Institutional Shares
Issued[1]	7,488	259	107,508	3,848
Issued in Lieu of Cash Distributions	677	24	1,465	52
Redeemed	(73,872)	(2,603)	(1,845)	(65)
Net Increase (Decrease)—Institutional Shares	(65,707)	(2,320)	107,128	3,835

1 Includes purchase fees for fiscal 2015 and 2014 of $579,000 and $132,000, respectively (fund totals).
2 Signal Shares were renamed Admiral Shares in October 2013.

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2015, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Scottsdale Funds and the Shareholders of Vanguard Short-Term Government Bond Index Fund, Vanguard Intermediate-Term Government Bond Index Fund, Vanguard Long-Term Government Bond Index Fund, Vanguard Short-Term Corporate Bond Index Fund, Vanguard Intermediate-Term Corporate Bond Index Fund, Vanguard Long-Term Corporate Bond Index Fund and Vanguard Mortgage-Backed Securities Index Fund: In our opinion, the accompanying statements of net assets, the statements of net assets—investments summary, the statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Short-Term Government Bond Index Fund, Vanguard Intermediate-Term Government Bond Index Fund, Vanguard Long-Term Government Bond Index Fund, Vanguard Short-Term Corporate Bond Index Fund, Vanguard Intermediate-Term Corporate Bond Index Fund, Vanguard Long-Term Corporate Bond Index Fund and Vanguard Mortgage-Backed Securities Index Fund (constituting separate portfolios of Vanguard Scottsdale Funds, hereafter referred to as the “Funds”) at August 31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the custodian and brokers, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 12, 2015

Special 2015 tax information (unaudited) for Vanguard Short-Term Government Bond Index Fund
This information for the fiscal year ended August 31, 2015, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $358,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

For nonresident alien shareholders, 99.9% of income dividends are interest-related dividends.

Special 2015 tax information (unaudited) for Vanguard Intermediate-Term Government Bond Index Fund

This information for the fiscal year ended August 31, 2015, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $17,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of income dividends are interest-related dividends.

Special 2015 tax information (unaudited) for Vanguard Long-Term Government Bond Index Fund

This information for the fiscal year ended August 31, 2015, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 100% of income dividends are interest-related dividends.

Special 2015 tax information (unaudited) for Vanguard Short-Term Corporate Bond Index Fund

This information for the fiscal year ended August 31, 2015, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $17,505,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

For nonresident alien shareholders, 80.1% of income dividends are interest-related dividends.

Special 2015 tax information (unaudited) for Vanguard Intermediate-Term Corporate Bond Index Fund

This information for the fiscal year ended August 31, 2015, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $7,719,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 86.2% of income dividends are interest-related dividends.

Special 2015 tax information (unaudited) for Vanguard Long-Term Corporate Bond Index Fund

This information for the fiscal year ended August 31, 2015, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 86.5% of income dividends are interest-related dividends.

Special 2015 tax information (unaudited) for Vanguard Mortgage-Backed Securities Index Fund

This information for the fiscal year ended August 31, 2015, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $56,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

For nonresident alien shareholders, 99.4% of income dividends are interest-related dividends.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended August 31, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	2/28/2015	8/31/2015	Period
Based on Actual Fund Return
Short-Term Government Bond Index Fund
ETF Shares	$1,000.00	$1,003.61	$0.96
Admiral Shares	1,000.00	1,003.59	0.91
Institutional Shares	1,000.00	1,003.64	0.61
Intermediate-Term Government Bond Index Fund
ETF Shares	$1,000.00	$1,005.42	$0.45
Admiral Shares	1,000.00	1,005.26	0.40
Institutional Shares	1,000.00	1,005.53	0.30
Long-Term Government Bond Index Fund
ETF Shares	$1,000.00	$956.51	$0.84
Admiral Shares	1,000.00	956.29	0.79
Institutional Shares	1,000.00	956.60	0.59
Short-Term Corporate Bond Index Fund
ETF Shares	$1,000.00	$1,001.35	$0.40
Admiral Shares	1,000.00	1,001.41	0.40
Institutional Shares	1,000.00	1,001.56	0.30
Intermediate-Term Corporate Bond Index Fund
ETF Shares	$1,000.00	$980.17	$0.45
Admiral Shares	1,000.00	980.52	0.40
Institutional Shares	1,000.00	980.59	0.25
Long-Term Corporate Bond Index Fund
ETF Shares	$1,000.00	$925.07	$0.39
Admiral Shares	1,000.00	924.97	0.39
Institutional Shares	1,000.00	925.45	0.24
Mortgage-Backed Securities Index Fund
ETF Shares	$1,000.00	$1,003.14	$0.61
Admiral Shares	1,000.00	1,003.06	0.61
Institutional Shares	1,000.00	1,003.19	0.45

Six Months Ended August 31, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	2/28/2015	8/31/2015	Period
Based on Hypothetical 5% Yearly Return
Short-Term Government Bond Index Fund
ETF Shares	$1,000.00	$1,024.25	$0.97
Admiral Shares	1,000.00	1,024.30	0.92
Institutional Shares	1,000.00	1,024.60	0.61
Intermediate-Term Government Bond Index Fund
ETF Shares	$1,000.00	$1,024.75	$0.46
Admiral Shares	1,000.00	1,024.80	0.41
Institutional Shares	1,000.00	1,024.90	0.31
Long-Term Government Bond Index Fund
ETF Shares	$1,000.00	$1,024.35	$0.87
Admiral Shares	1,000.00	1,024.40	0.82
Institutional Shares	1,000.00	1,024.60	0.61
Short-Term Corporate Bond Index Fund
ETF Shares	$1,000.00	$1,024.80	$0.41
Admiral Shares	1,000.00	1,024.80	0.41
Institutional Shares	1,000.00	1,024.90	0.31
Intermediate-Term Corporate Bond Index Fund
ETF Shares	$1,000.00	$1,024.75	$0.46
Admiral Shares	1,000.00	1,024.80	0.41
Institutional Shares	1,000.00	1,024.95	0.26
Long-Term Corporate Bond Index Fund
ETF Shares	$1,000.00	$1,024.80	$0.41
Admiral Shares	1,000.00	1,024.80	0.41
Institutional Shares	1,000.00	1,024.95	0.26
Mortgage-Backed Securities Index Fund
ETF Shares	$1,000.00	$1,024.60	$0.61
Admiral Shares	1,000.00	1,024.60	0.61
Institutional Shares	1,000.00	1,024.75	0.46

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Short-Term Government Bond Index Fund, 0.19% for ETF Shares, 0.18% for Admiral Shares, and 0.12% for Institutional Shares; for the Intermediate-Term Government Bond Index Fund, 0.09% for ETF Shares, 0.08% for Admiral Shares, and 0.06% for Institutional Shares; for the Long-Term Government Bond Index Fund, 0.17% for ETF Shares, 0.16% for Admiral Shares, and 0.12% for Institutional Shares; for the Short-Term Corporate Bond Index Fund, 0.08% for ETF Shares, 0.08% for Admiral Shares, and 0.06% for Institutional Shares; for the Intermediate-Term Corporate Bond Index Fund, 0.09% for ETF Shares, 0.08% for Admiral Shares, and 0.05% for Institutional Shares; for the Long-Term Corporate Bond Index Fund, 0.08% for ETF Shares, 0.08% for Admiral Shares, and 0.05% for Institutional Shares; for the Mortgage-Backed Securities Index Fund, 0.12% for ETF Shares, 0.12% for Admiral Shares, and 0.09% for Institutional Shares. The dollar amounts shown as ”Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Short-Term Government Bond Index Fund, Intermediate-Term Government Bond Index Fund, Long-Term Government Bond Index Fund, Short-Term Corporate Bond Index Fund, Intermediate-Term Corporate Bond Index Fund, Long-Term Corporate Bond Index Fund, and Mortgage-Backed Securities Index Fund has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard—through its Fixed Income Group—serves as the investment advisor for each fund. The board determined that continuing each fund’s internalized management structure was in the best interests of each fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board reviewed the quality of each fund’s investment management services provided to the funds since their inception in 2009, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of each advisory arrangement.

Investment performance
The board considered the funds’ performance since their inception, including any periods of outperformance or underperformance relative to a target index and peer group. The board concluded that the performance was such that each advisory arrangement should continue. Information about the funds’ most recent performance can be found in the Performance Summary pages of this report.

Cost
The board concluded that each fund’s expense ratio was well below the average expense ratio charged by funds in its respective peer group and that each fund’s advisory fee rate was also well below its peer-group average. Information about the funds’ expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that each fund’s at-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays and are from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

Benchmark Information

Spliced Barclays U.S. Aggregate Float Adjusted Index: Barclays U.S. Aggregate Bond Index through December 31, 2009; Barclays U.S. Aggregate Float Adjusted Index thereafter.

Spliced Core Bond Funds Average: Intermediate Investment-Grade Debt Funds Average through August 31, 2013; Core Bond Funds Average thereafter.

The Vanguard funds are not sponsored, endorsed, issued, sold, or promoted by Barclays Capital Inc. or any of its affiliates (“Barclays”). Barclays makes no representation or warranty, express or implied, to the owners or purchasers of the funds or any member of the public regarding the advisability of investing in securities generally or in the funds particularly or the ability of the Barclays indexes to track general bond market performance. Barclays has not passed on the legality or suitability of the funds with respect to any person or entity. Barclays’ only relationship to Vanguard and the funds is the licensing of the Barclays indexes, which are determined, composed, and calculated by Barclays without regard to Vanguard or the funds or any owners or purchasers of the funds. Barclays has no obligation to take the needs of Vanguard, the funds, or the owners of the funds into consideration in determining, composing, or calculating the Barclays indexes. Barclays is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the funds to be issued. Barclays has no obligation or liability in connection with the administration, marketing, or trading of the funds.

Barclays shall have no liability to third parties for the quality, accuracy, and/or completeness of the indexes or any data included therein or for interruptions in the delivery of the indexes. Barclays makes no warranty, express or implied, as to results to be obtained by owners of the funds or any other person or entity from the use of the indexes or any data included therein in connection with the rights licensed hereunder or for any other use. Barclays reserves the right to change the methods of calculation or publication, or to cease the calculation or publication of the Barclays U.S. 1–3 Year Government Float Adjusted Index, Barclays U.S. 3–10 Year Government Float Adjusted Index, Barclays U.S. Long Government Float Adjusted Index, Barclays U.S. 1–5 Year Corporate Bond Index, Barclays U.S. 5–10 Year Corporate Bond Index, Barclays U.S. 10+ Year Corporate Bond Index, or Barclays U.S. MBS Float Adjusted Index, and Barclays shall not be liable for any miscalculation of or any incorrect, delayed, or interrupted publication with respect to any of the Barclays indexes. Barclays makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the indexes or any data included therein. Barclays shall not be liable for any damages, including, without limitation, any indirect or consequential damages resulting from the use of the indexes or any data included therein.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 194 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), Hewlett-Packard Co. (electronic computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at New
President of The Vanguard Group, and of each of	Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and	appointments in the Department of Philosophy, School
Other Experience: Executive Chief Staff and	of Arts and Sciences, and at the Graduate School of
Marketing Officer for North America and Corporate	Education, University of Pennsylvania; Trustee of the
Vice President (retired 2008) of Xerox Corporation	National Constitution Center; Chair of the Presidential
(document management products and services);	Commission for the Study of Bioethical Issues.
Executive in Residence and 2009–2010 Distinguished
Minett Professor at the Rochester Institute of	JoAnn Heffernan Heisen
Technology; Director of SPX Corporation (multi-industry	Born 1950. Trustee Since July 1998. Principal
manufacturing), the United Way of Rochester,	Occupation(s) During the Past Five Years and Other
Amerigroup Corporation (managed health care), the	Experience: Corporate Vice President and Chief
University of Rochester Medical Center, Monroe	Global Diversity Officer (retired 2008) and Member
Community College Foundation, and North Carolina	of the Executive Committee (1997–2008) of Johnson
A&T University.	& Johnson (pharmaceuticals/medical devices/
consumer products); Director of Skytop Lodge
Corporation (hotels), the University Medical Center
at Princeton, the Robert Wood Johnson Foundation,
and the Center for Talent Innovation; Member of
the Advisory Board of the Institute for Women’s
Leadership at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee; Board Member of	Heidi Stam
TIFF Advisory Services, Inc., and Catholic Investment	Born 1956. Secretary Since July 2005. Principal
Services, Inc. (investment advisors); Member of	Occupation(s) During the Past Five Years and Other
the Investment Advisory Committee of Major	Experience: Managing Director of The Vanguard
League Baseball.	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing	Mortimer J. Buckley	Chris D. McIsaac
Partner of HighVista Strategies LLC (private investment	Kathleen C. Gubanich	James M. Norris
firm); Director of Rand Merchant Bank; Overseer of	Paul A. Heller	Thomas M. Rampulla
the Museum of Fine Arts Boston.	Martha G. King	Glenn W. Reed

Peter F. Volanakis	John T. Marcante	Karin A. Risi
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	Chairman Emeritus and Senior Advisor
Experience: President and Chief Operating Officer
(retired 2010) of Corning Incorporated (communications	John J. Brennan
equipment); Trustee of Colby-Sawyer College;	Chairman, 1996–2009
Member of the Advisory Board of the Norris Cotton	Chief Executive Officer and President, 1996–2008
Cancer Center and of the Advisory Board of the
Parthenon Group (strategy consulting).	Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q16420 102015

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, and André F. Perold.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended August 31, 2015: $579,000
Fiscal Year Ended August 31, 2014: $544,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended August 31, 2015: $7,000,200
Fiscal Year Ended August 31, 2014: $6,605,127

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended August 31, 2015: $2,899,096
Fiscal Year Ended August 31, 2014: $2,176,479

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended August 31, 2015: $353,389
Fiscal Year Ended August 31, 2014: $316,869

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended August 31, 2015: $202,313
Fiscal Year Ended August 31, 2014: $198,163

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended August 31, 2015: $555,702
Fiscal Year Ended August 31, 2014: $515,032

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: Emerson U. Fullwood, Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, André F. Perold, and Peter F. Volanakis.

Item 6: Investments.

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2015

			Market
			Value
		Shares	($000)
Common Stocks (99.5%)[1]
Consumer Discretionary (14.7%)
*	Amazon.com Inc.	33,535	17,200
	Walt Disney Co.	149,244	15,205
	Home Depot Inc.	114,279	13,309
	Comcast Corp. Class A	220,329	12,411
	Wal-Mart Stores Inc.	138,957	8,995
	McDonald's Corp.	84,488	8,028
	Starbucks Corp.	132,178	7,231
	NIKE Inc. Class B	59,712	6,673
	Lowe's Cos. Inc.	83,960	5,808
*	Priceline Group Inc.	4,577	5,715
	Costco Wholesale Corp.	38,634	5,411
	Time Warner Inc.	72,669	5,167
	Ford Motor Co.	344,299	4,775
	Time Warner Cable Inc.	24,971	4,645
	Target Corp.	56,447	4,386
*	Netflix Inc.	37,546	4,319
	TJX Cos. Inc.	60,150	4,230
	Twenty-First Century Fox Inc. Class A	153,391	4,201
	General Motors Co.	141,865	4,176
	Yum! Brands Inc.	38,325	3,057
*	eBay Inc.	107,608	2,917
	Johnson Controls Inc.	58,144	2,392
*,^	Tesla Motors Inc.	8,672	2,160
*	O'Reilly Automotive Inc.	8,991	2,158
	VF Corp.	29,695	2,151
	Dollar General Corp.	26,702	1,989
	CBS Corp. Class B	43,778	1,981
*	AutoZone Inc.	2,744	1,965
*	Chipotle Mexican Grill Inc. Class A	2,732	1,940
	Delphi Automotive plc	25,360	1,915
	Carnival Corp.	37,266	1,835
	L Brands Inc.	21,699	1,821
	Ross Stores Inc.	36,347	1,767
	Macy's Inc.	29,989	1,758
*	Dollar Tree Inc.	20,227	1,543
*	Under Armour Inc. Class A	15,668	1,497
	Las Vegas Sands Corp.	32,101	1,484
	Estee Lauder Cos. Inc. Class A	18,414	1,469
*	Nielsen Holdings plc	32,281	1,460
	Omnicom Group Inc.	21,440	1,436
	Royal Caribbean Cruises Ltd.	15,092	1,330
	Marriott International Inc. Class A	18,462	1,305
	Viacom Inc. Class B	30,443	1,241
*	Charter Communications Inc. Class A	6,627	1,204
	Whirlpool Corp.	6,955	1,169
	Advance Auto Parts Inc.	6,506	1,140
*	DISH Network Corp. Class A	19,078	1,131
	Hilton Worldwide Holdings Inc.	45,530	1,130
*	Liberty Interactive Corp. QVC Group Class A	41,498	1,122
*	CarMax Inc.	18,370	1,121
	Genuine Parts Co.	13,386	1,118
	Starwood Hotels & Resorts Worldwide Inc.	15,074	1,077
*	Mohawk Industries Inc.	5,465	1,076
	Hanesbrands Inc.	35,285	1,062
	Harley-Davidson Inc.	18,339	1,028
	Tractor Supply Co.	12,004	1,024
	Expedia Inc.	8,722	1,003
	Newell Rubbermaid Inc.	23,598	994
	Best Buy Co. Inc.	26,661	980
	Signet Jewelers Ltd.	6,973	962
*	Jarden Corp.	18,567	953

1

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2015

		Market
		Value
	Shares	($000)
* Bed Bath & Beyond Inc.	15,028	933
Kohl's Corp.	17,794	908
Nordstrom Inc.	12,368	901
* Ulta Salon Cosmetics & Fragrance Inc.	5,660	895
DR Horton Inc.	28,835	876
Foot Locker Inc.	12,321	872
BorgWarner Inc.	19,910	869
PVH Corp.	7,214	858
H&R Block Inc.	24,179	823
Tiffany & Co.	9,967	820
Wyndham Worldwide Corp.	10,565	808
* LKQ Corp.	26,756	802
Staples Inc.	56,249	799
Lennar Corp. Class A	15,685	798
* MGM Resorts International	39,031	797
* Sirius XM Holdings Inc.	201,432	768
Polaris Industries Inc.	5,891	765
* Michael Kors Holdings Ltd.	17,465	759
Darden Restaurants Inc.	10,917	742
Hasbro Inc.	9,841	734
Coach Inc.	24,223	733
Goodyear Tire & Rubber Co.	23,614	703
Lear Corp.	6,781	697
Mattel Inc.	29,693	696
* TripAdvisor Inc.	9,854	689
Gap Inc.	20,910	686
Interpublic Group of Cos. Inc.	35,995	680
Fortune Brands Home & Security Inc.	14,088	674
* Norwegian Cruise Line Holdings Ltd.	11,605	668
PulteGroup Inc.	31,981	662
* Hertz Global Holdings Inc.	35,661	657
* Liberty Media Corp.	17,585	637
Williams-Sonoma Inc.	8,325	633
* lululemon athletica Inc.	9,828	629
Harman International Industries Inc.	6,317	617
* Discovery Communications Inc.	24,058	610
Ralph Lauren Corp. Class A	5,478	609
* News Corp. Class A	44,009	600
* Toll Brothers Inc.	15,238	563
* WABCO Holdings Inc.	4,749	548
Wynn Resorts Ltd.	7,200	540
* NVR Inc.	352	535
Aramark	17,004	533
Leggett & Platt Inc.	11,934	530
Service Corp. International	17,730	526
Domino's Pizza Inc.	4,790	507
* Skechers U.S.A. Inc. Class A	3,597	506
* Liberty Ventures Class A	12,381	492
* TEGNA Inc.	19,950	475
KAR Auction Services Inc.	12,511	463
Carter's Inc.	4,587	451
Cablevision Systems Corp. Class A	17,785	448
Scripps Networks Interactive Inc. Class A	8,039	427
Dunkin' Brands Group Inc.	8,381	420
* Avis Budget Group Inc.	9,312	411
Brunswick Corp.	8,221	409
Dick's Sporting Goods Inc.	8,088	405
* Panera Bread Co. Class A	2,271	405
Gentex Corp.	25,845	401
* Visteon Corp.	4,001	399
GameStop Corp. Class A	9,328	396
* Tempur Sealy International Inc.	5,418	396
Garmin Ltd.	10,409	391
Lamar Advertising Co. Class A	7,164	382

2

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2015

		Market
		Value
	Shares	($000)
* Office Depot Inc.	48,044	381
* AMC Networks Inc. Class A	5,210	377
* AutoNation Inc.	6,279	376
* Madison Square Garden Co. Class A	5,300	373
* Discovery Communications Inc. Class A	13,696	364
Cinemark Holdings Inc.	10,230	364
* Sally Beauty Holdings Inc.	13,879	363
* Liberty Media Corp. Class A	9,739	363
* GoPro Inc. Class A	7,701	359
* Live Nation Entertainment Inc.	13,630	336
* Pandora Media Inc.	18,534	332
* ServiceMaster Global Holdings Inc.	8,857	312
* Liberty Broadband Corp.	5,779	309
Lions Gate Entertainment Corp.	8,174	300
Brinker International Inc.	5,499	292
Outfront Media Inc.	12,903	292
* Starz	7,632	287
Tribune Media Co. Class A	7,082	283
Six Flags Entertainment Corp.	6,127	276
* Urban Outfitters Inc.	8,642	267
* Vista Outdoor Inc.	5,424	254
* HomeAway Inc.	8,418	242
CST Brands Inc.	6,831	237
* JC Penney Co. Inc.	25,714	234
AMERCO	619	232
* Fossil Group Inc.	3,713	229
Nu Skin Enterprises Inc. Class A	4,987	228
Tupperware Brands Corp.	4,250	218
Coty Inc. Class A	7,124	216
* Kate Spade & Co.	11,254	213
Thor Industries Inc.	3,870	211
John Wiley & Sons Inc. Class A	4,050	209
Aaron's Inc.	5,454	205
* Cabela's Inc.	4,521	203
* Murphy USA Inc.	3,944	202
Avon Products Inc.	38,235	198
Graham Holdings Co. Class B	298	197
Dillard's Inc. Class A	2,070	191
DSW Inc. Class A	6,328	188
Penske Automotive Group Inc.	3,683	186
Wendy's Co.	18,946	173
Choice Hotels International Inc.	2,984	152
* Hyatt Hotels Corp. Class A	2,905	149
* Michaels Cos. Inc.	5,438	143
International Game Technology plc	8,041	137
Regal Entertainment Group Class A	6,984	133
* Liberty Broadband Corp. Class A	2,389	130
* Gannett Co. Inc.	9,775	128
* Cable One Inc.	298	124
Extended Stay America Inc.	5,104	96
Viacom Inc. Class A	879	38
Lennar Corp. Class B	827	35
* Sears Holdings Corp.	1,040	28
* Clear Channel Outdoor Holdings Inc. Class A	3,359	27
Comcast Corp. Special Class A	392	22
Twenty-First Century Fox Inc.	495	14
* News Corp. Class B	126	2
		258,546
Consumer Staples (7.9%)
Procter & Gamble Co.	238,693	16,868
Coca-Cola Co.	345,658	13,591
PepsiCo Inc.	129,810	12,063
Philip Morris International Inc.	136,630	10,903
CVS Health Corp.	99,156	10,154

3

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2015

		Market
		Value
	Shares	($000)
Altria Group Inc.	173,007	9,270
Walgreens Boots Alliance Inc.	75,774	6,558
Mondelez International Inc. Class A	143,255	6,068
Colgate-Palmolive Co.	79,850	5,015
Kraft Heinz Co.	52,320	3,802
Kimberly-Clark Corp.	31,970	3,406
Reynolds American Inc.	36,616	3,067
General Mills Inc.	52,857	3,000
Kroger Co.	86,838	2,996
Archer-Daniels-Midland Co.	54,449	2,450
Sysco Corp.	52,069	2,076
Constellation Brands Inc. Class A	14,351	1,837
* Monster Beverage Corp.	13,129	1,818
ConAgra Foods Inc.	37,517	1,564
Kellogg Co.	21,933	1,454
Mead Johnson Nutrition Co.	17,749	1,390
Dr Pepper Snapple Group Inc.	16,881	1,295
Clorox Co.	11,502	1,279
JM Smucker Co.	10,540	1,241
Hershey Co.	12,787	1,145
Tyson Foods Inc. Class A	25,841	1,093
Brown-Forman Corp. Class B	11,136	1,092
Coca-Cola Enterprises Inc.	20,865	1,074
Whole Foods Market Inc.	31,494	1,032
Church & Dwight Co. Inc.	11,518	994
Bunge Ltd.	12,615	914
McCormick & Co. Inc.	11,196	888
Molson Coors Brewing Co. Class B	12,106	824
Campbell Soup Co.	15,316	735
Hormel Foods Corp.	11,789	720
* Rite Aid Corp.	86,718	715
* WhiteWave Foods Co. Class A	15,351	708
Keurig Green Mountain Inc.	11,402	645
Ingredion Inc.	6,341	548
* Hain Celestial Group Inc.	8,936	544
* Edgewell Personal Care Co.	5,510	485
Pinnacle Foods Inc.	10,046	450
* Herbalife Ltd.	6,413	369
GNC Holdings Inc. Class A	7,697	360
Flowers Foods Inc.	15,324	356
* Sprouts Farmers Market Inc.	13,141	268
Brown-Forman Corp. Class A	2,333	253
Energizer Holdings Inc.	5,310	222
Spectrum Brands Holdings Inc.	2,197	216
Pilgrim's Pride Corp.	5,427	114
		139,929
Energy (7.0%)
Exxon Mobil Corp.	368,028	27,690
Chevron Corp.	165,763	13,425
Schlumberger Ltd.	111,708	8,643
ConocoPhillips	108,711	5,343
Kinder Morgan Inc.	157,412	5,102
Occidental Petroleum Corp.	67,842	4,953
EOG Resources Inc.	48,561	3,803
Phillips 66	47,912	3,788
Anadarko Petroleum Corp.	45,018	3,222
Williams Cos. Inc.	66,259	3,194
Halliburton Co.	75,415	2,968
Valero Energy Corp.	44,661	2,650
Marathon Petroleum Corp.	48,282	2,284
Baker Hughes Inc.	38,171	2,138
Spectra Energy Corp.	58,885	1,712
Pioneer Natural Resources Co.	13,169	1,621
Devon Energy Corp.	36,066	1,539

4

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2015

			Market
			Value
		Shares	($000)
	Apache Corp.	33,108	1,498
	National Oilwell Varco Inc.	34,010	1,440
	Hess Corp.	22,149	1,317
*	Cheniere Energy Inc.	20,754	1,290
	Noble Energy Inc.	37,622	1,257
*	Cameron International Corp.	17,331	1,157
*	Concho Resources Inc.	10,529	1,139
	EQT Corp.	13,373	1,041
	Marathon Oil Corp.	59,146	1,023
	Tesoro Corp.	11,058	1,017
	Cimarex Energy Co.	8,315	919
	Cabot Oil & Gas Corp.	36,316	860
	HollyFrontier Corp.	17,615	825
	Columbia Pipeline Group Inc.	27,966	709
*	FMC Technologies Inc.	20,164	701
*	Weatherford International plc	67,959	690
	ONEOK Inc.	18,299	659
	Range Resources Corp.	14,867	574
*	Southwestern Energy Co.	33,758	548
	Helmerich & Payne Inc.	8,507	502
	Murphy Oil Corp.	15,647	485
*	Newfield Exploration Co.	14,354	478
^	Chesapeake Energy Corp.	51,494	402
*	Diamondback Energy Inc.	5,578	381
	Oceaneering International Inc.	8,541	374
	Ensco plc Class A	20,610	373
	Energen Corp.	6,993	364
*	Whiting Petroleum Corp.	17,898	346
*	Gulfport Energy Corp.	9,568	343
	Golar LNG Ltd.	8,476	330
	Nabors Industries Ltd.	28,296	327
	Targa Resources Corp.	4,867	321
*	First Solar Inc.	6,510	311
	CONSOL Energy Inc.	19,718	300
	Noble Corp. plc	20,667	269
^	Seadrill Ltd.	32,059	258
*	Cobalt International Energy Inc.	31,473	252
	World Fuel Services Corp.	6,358	246
*,^	SolarCity Corp.	5,088	246
*	Continental Resources Inc.	7,415	238
	SM Energy Co.	6,463	237
*	Dril-Quip Inc.	3,421	236
	PBF Energy Inc. Class A	7,431	222
	QEP Resources Inc.	15,067	212
	Patterson-UTI Energy Inc.	12,916	210
	Superior Energy Services Inc.	13,153	209
	Rowan Cos. plc Class A	10,535	189
*	Antero Resources Corp.	5,991	155
*	NOW Inc.	9,048	154
*	WPX Energy Inc.	20,656	151
*	Memorial Resource Development Corp.	7,118	138
	Diamond Offshore Drilling Inc.	5,726	136
	Denbury Resources Inc.	29,501	128
*	Rice Energy Inc.	6,281	122
	TerraForm Power Inc. Class A	5,382	121
*	SunPower Corp. Class A	4,701	114
*,^	Laredo Petroleum Inc.	10,692	109
	California Resources Corp.	26,489	103
*	Kosmos Energy Ltd.	13,487	94
	RPC Inc.	4,866	57
	CVR Energy Inc.	1,264	51
	Frank's International NV	2,728	44
*	EP Energy Corp. Class A	2,867	20
			123,097

5

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2015

		Market
		Value
	Shares	($000)
Financial Services (19.6%)
* Berkshire Hathaway Inc. Class B	163,622	21,932
Wells Fargo & Co.	410,007	21,866
JPMorgan Chase & Co.	326,640	20,938
Bank of America Corp.	925,719	15,126
Citigroup Inc.	267,492	14,306
Visa Inc. Class A	172,385	12,291
MasterCard Inc. Class A	87,955	8,124
Goldman Sachs Group Inc.	37,956	7,159
American International Group Inc.	117,422	7,085
US Bancorp	147,501	6,247
American Express Co.	76,198	5,846
Simon Property Group Inc.	27,328	4,900
Morgan Stanley	135,211	4,658
PNC Financial Services Group Inc.	45,799	4,173
MetLife Inc.	82,689	4,143
Bank of New York Mellon Corp.	99,066	3,943
Capital One Financial Corp.	48,373	3,761
* PayPal Holdings Inc.	107,308	3,756
American Tower Corporation	37,152	3,425
BlackRock Inc.	11,092	3,355
Prudential Financial Inc.	40,132	3,239
Charles Schwab Corp.	101,343	3,079
ACE Ltd.	28,694	2,931
Travelers Cos. Inc.	28,014	2,789
CME Group Inc.	28,157	2,659
State Street Corp.	36,536	2,628
Public Storage	12,759	2,568
Marsh & McLennan Cos. Inc.	47,104	2,531
BB&T Corp.	68,121	2,515
Crown Castle International Corp.	29,284	2,442
Chubb Corp.	20,192	2,439
McGraw Hill Financial Inc.	24,046	2,332
Aon plc	24,769	2,314
Equity Residential	32,301	2,301
Aflac Inc.	38,105	2,233
Intercontinental Exchange Inc.	9,772	2,232
Allstate Corp.	35,910	2,093
Discover Financial Services	38,850	2,087
Health Care REIT Inc.	30,808	1,952
AvalonBay Communities Inc.	11,604	1,915
SunTrust Banks Inc.	45,949	1,855
Ameriprise Financial Inc.	15,989	1,802
* Fiserv Inc.	20,849	1,778
Prologis Inc.	46,020	1,749
Fidelity National Information Services Inc.	24,879	1,718
Hartford Financial Services Group Inc.	36,894	1,695
T. Rowe Price Group Inc.	22,919	1,647
Moody's Corp.	15,634	1,600
Ventas Inc.	29,060	1,599
Progressive Corp.	51,443	1,541
Boston Properties Inc.	13,482	1,529
HCP Inc.	40,503	1,501
Vornado Realty Trust	16,551	1,443
Northern Trust Corp.	20,551	1,435
Fifth Third Bancorp	71,069	1,416
* Alliance Data Systems Corp.	5,445	1,400
M&T Bank Corp.	11,703	1,384
Franklin Resources Inc.	34,060	1,382
Equinix Inc.	4,985	1,345
Principal Financial Group Inc.	25,826	1,300
Invesco Ltd.	37,782	1,289
General Growth Properties Inc.	50,574	1,284
Weyerhaeuser Co.	45,392	1,268

6

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2015

		Market
		Value
	Shares	($000)
Essex Property Trust Inc.	5,726	1,229
* FleetCor Technologies Inc.	8,101	1,208
Host Hotels & Resorts Inc.	66,470	1,179
Lincoln National Corp.	22,234	1,129
Regions Financial Corp.	117,455	1,126
^ Thomson Reuters Corp.	28,966	1,124
Macerich Co.	13,928	1,061
Equifax Inc.	10,446	1,023
KeyCorp	74,371	1,022
* Markel Corp.	1,233	1,016
XL Group plc Class A	26,909	1,003
Loews Corp.	27,307	995
* Ally Financial Inc.	42,252	924
Realty Income Corp.	20,463	915
SL Green Realty Corp.	8,760	907
FNF Group	24,573	895
* Affiliated Managers Group Inc.	4,791	893
Voya Financial Inc.	20,153	868
Annaly Capital Management Inc.	83,090	836
Kimco Realty Corp.	36,262	836
Western Union Co.	45,258	835
* CBRE Group Inc. Class A	25,158	806
Extra Space Storage Inc.	10,791	793
TD Ameritrade Holding Corp.	23,423	784
Huntington Bancshares Inc.	70,988	775
Federal Realty Investment Trust	5,980	772
Cincinnati Financial Corp.	14,496	759
Digital Realty Trust Inc.	11,965	758
First Republic Bank	12,547	757
* Arch Capital Group Ltd.	10,916	745
Unum Group	21,875	734
UDR Inc.	22,709	734
Everest Re Group Ltd.	3,936	692
Comerica Inc.	15,701	691
New York Community Bancorp Inc.	39,012	689
Citizens Financial Group Inc.	27,402	680
HCC Insurance Holdings Inc.	8,677	670
* E*TRADE Financial Corp.	25,452	669
Total System Services Inc.	14,545	667
* Alleghany Corp.	1,416	665
CIT Group Inc.	15,293	664
Torchmark Corp.	11,140	651
Global Payments Inc.	5,803	646
* VEREIT Inc.	79,370	646
Arthur J Gallagher & Co.	14,749	645
SEI Investments Co.	12,245	619
Leucadia National Corp.	28,803	618
Jones Lang LaSalle Inc.	4,090	609
MSCI Inc. Class A	9,949	602
Raymond James Financial Inc.	11,231	595
Plum Creek Timber Co. Inc.	15,452	595
American Capital Agency Corp.	31,022	593
* Signature Bank	4,386	586
FactSet Research Systems Inc.	3,671	580
PartnerRe Ltd.	4,121	570
* SVB Financial Group	4,526	566
* Vantiv Inc. Class A	12,624	556
Broadridge Financial Solutions Inc.	10,517	555
Camden Property Trust	7,648	551
Duke Realty Corp.	30,288	547
Lazard Ltd. Class A	10,928	543
Omega Healthcare Investors Inc.	16,040	542
Alexandria Real Estate Equities Inc.	6,224	535
Reinsurance Group of America Inc. Class A	5,819	529

7

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2015

		Market
		Value
	Shares	($000)
WP Carey Inc.	9,165	527
Mid-America Apartment Communities Inc.	6,674	525
Iron Mountain Inc.	18,459	523
* Realogy Holdings Corp.	12,919	521
Zions Bancorporation	17,834	517
East West Bancorp Inc.	12,687	513
NASDAQ OMX Group Inc.	10,009	512
Kilroy Realty Corp.	7,788	505
Apartment Investment & Management Co.	13,742	495
Jack Henry & Associates Inc.	7,278	495
Axis Capital Holdings Ltd.	8,809	493
Regency Centers Corp.	8,272	491
WR Berkley Corp.	8,459	459
CBOE Holdings Inc.	7,256	459
Assurant Inc.	6,004	446
Starwood Property Trust Inc.	20,885	444
Navient Corp.	34,446	441
* Howard Hughes Corp.	3,492	439
Hudson City Bancorp Inc.	46,512	433
NorthStar Realty Finance Corp.	30,446	428
American Financial Group Inc.	6,150	425
StanCorp Financial Group Inc.	3,701	421
RenaissanceRe Holdings Ltd.	4,069	415
People's United Financial Inc.	26,650	413
* Forest City Enterprises Inc. Class A	19,155	412
Equity LifeStyle Properties Inc.	7,362	411
National Retail Properties Inc.	11,798	410
DDR Corp.	26,580	406
Liberty Property Trust	13,147	404
PacWest Bancorp	9,449	403
Legg Mason Inc.	8,610	382
Old Republic International Corp.	24,188	380
White Mountains Insurance Group Ltd.	523	376
* Synchrony Financial	11,343	374
Home Properties Inc.	5,015	372
Spirit Realty Capital Inc.	38,729	372
Taubman Centers Inc.	5,385	372
City National Corp.	4,225	371
Synovus Financial Corp.	11,689	356
Douglas Emmett Inc.	12,849	355
Eaton Vance Corp.	10,157	352
Endurance Specialty Holdings Ltd.	5,465	348
Weingarten Realty Investors	10,937	346
Allied World Assurance Co. Holdings AG	8,545	341
Brixmor Property Group Inc.	14,868	339
Dun & Bradstreet Corp.	3,193	338
Assured Guaranty Ltd.	13,264	335
American Campus Communities Inc.	9,707	332
Hospitality Properties Trust	12,899	332
Validus Holdings Ltd.	7,482	331
Commerce Bancshares Inc.	7,351	329
Brown & Brown Inc.	10,140	325
BioMed Realty Trust Inc.	17,466	323
* WEX Inc.	3,398	321
BankUnited Inc.	9,010	321
* SLM Corp.	37,376	317
Senior Housing Properties Trust	20,169	317
Hanover Insurance Group Inc.	3,909	308
Cullen/Frost Bankers Inc.	4,681	303
LPL Financial Holdings Inc.	7,519	302
Two Harbors Investment Corp.	31,461	298
Corrections Corp. of America	10,057	296
* CoreLogic Inc.	7,759	294
* Equity Commonwealth	11,370	292

8

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2015

			Market
			Value
		Shares	($000)
	First Horizon National Corp.	19,970	290
	First Niagara Financial Group Inc.	31,170	288
	Waddell & Reed Financial Inc. Class A	7,357	287
	Apple Hospitality REIT Inc.	15,890	281
	NorthStar Asset Management Group Inc.	16,682	280
	Retail Properties of America Inc.	20,307	277
	Post Properties Inc.	4,875	270
*	Popular Inc.	9,079	267
	Healthcare Trust of America Inc. Class A	11,034	265
	Tanger Factory Outlet Centers Inc.	8,275	262
	Rayonier Inc.	11,210	258
	Federated Investors Inc. Class B	8,281	257
	Chimera Investment Corp.	18,096	254
	Paramount Group Inc.	15,342	252
	Associated Banc-Corp	13,204	242
	Aspen Insurance Holdings Ltd.	5,226	240
	Bank of Hawaii Corp.	3,833	238
	Gaming and Leisure Properties Inc.	7,638	236
	Columbia Property Trust Inc.	11,042	236
	TCF Financial Corp.	14,893	231
	MFA Financial Inc.	32,473	231
*	Care Capital Properties Inc.	7,261	231
	Piedmont Office Realty Trust Inc. Class A	13,600	231
	ProAssurance Corp.	4,756	229
	American Homes 4 Rent Class A	14,268	228
*	Genworth Financial Inc. Class A	42,612	221
	CBL & Associates Properties Inc.	14,667	218
	Communications Sales & Leasing Inc.	10,597	213
*	Springleaf Holdings Inc. Class A	4,452	199
	Interactive Brokers Group Inc.	4,988	199
	WP GLIMCHER Inc.	16,304	197
*	Zillow Group Inc.	7,822	193
	Brandywine Realty Trust	15,786	191
	AmTrust Financial Services Inc.	3,275	190
	Corporate Office Properties Trust	8,313	175
	Erie Indemnity Co. Class A	2,102	172
*	Santander Consumer USA Holdings Inc.	7,438	167
	BOK Financial Corp.	2,504	158
	Empire State Realty Trust Inc.	9,516	154
*	Credit Acceptance Corp.	727	148
	Morningstar Inc.	1,700	136
	Artisan Partners Asset Management Inc. Class A	3,061	125
	Mercury General Corp.	2,317	118
	TFS Financial Corp.	6,433	110
*,^	Zillow Group Inc. Class A	3,911	99
	CNA Financial Corp.	2,297	83
*	LendingClub Corp.	5,588	70
	American National Insurance Co.	612	61
			345,474
Health Care (14.6%)
	Johnson & Johnson	244,088	22,939
	Pfizer Inc.	541,895	17,460
	Gilead Sciences Inc.	129,293	13,585
	Merck & Co. Inc.	249,086	13,413
*	Allergan plc	34,603	10,510
	Amgen Inc.	66,909	10,155
	UnitedHealth Group Inc.	83,759	9,691
	AbbVie Inc.	145,783	9,098
	Medtronic plc	125,698	9,087
	Bristol-Myers Squibb Co.	146,653	8,721
*	Celgene Corp.	69,898	8,254
	Eli Lilly & Co.	86,198	7,098
*	Biogen Inc.	20,719	6,160
	Abbott Laboratories	131,073	5,936

9

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2015

		Market
		Value
	Shares	($000)
* Express Scripts Holding Co.	59,466	4,971
Thermo Fisher Scientific Inc.	35,206	4,414
McKesson Corp.	20,433	4,037
* Regeneron Pharmaceuticals Inc.	6,940	3,564
Aetna Inc.	30,914	3,540
Anthem Inc.	23,305	3,287
* Alexion Pharmaceuticals Inc.	18,966	3,266
Cigna Corp.	22,594	3,181
Stryker Corp.	29,911	2,951
* Vertex Pharmaceuticals Inc.	21,456	2,736
Becton Dickinson and Co.	18,553	2,616
* Illumina Inc.	12,765	2,523
* HCA Holdings Inc.	28,145	2,438
Humana Inc.	13,141	2,402
Cardinal Health Inc.	29,073	2,392
Perrigo Co. plc	12,824	2,346
Zoetis Inc.	43,861	1,968
* Boston Scientific Corp.	117,561	1,968
AmerisourceBergen Corp. Class A	19,324	1,933
Baxter International Inc.	47,741	1,836
* Mylan NV	36,856	1,828
* BioMarin Pharmaceutical Inc.	14,065	1,818
St. Jude Medical Inc.	24,642	1,745
Baxalta Inc.	47,741	1,678
* Intuitive Surgical Inc.	3,230	1,650
* Cerner Corp.	26,256	1,622
* Incyte Corp.	13,788	1,602
Zimmer Biomet Holdings Inc.	14,947	1,548
* Endo International plc	18,366	1,414
* Hospira Inc.	15,177	1,366
* Edwards Lifesciences Corp.	9,509	1,340
CR Bard Inc.	6,523	1,264
* DaVita HealthCare Partners Inc.	15,494	1,172
Universal Health Services Inc. Class B	8,045	1,103
Agilent Technologies Inc.	29,230	1,061
* Laboratory Corp. of America Holdings	8,827	1,040
* Henry Schein Inc.	7,339	1,004
* Jazz Pharmaceuticals plc	5,370	907
* Mallinckrodt plc	10,252	884
Quest Diagnostics Inc.	12,482	846
* Hologic Inc.	21,571	837
* Alkermes plc	13,117	781
* Varian Medical Systems Inc.	9,047	735
* Alnylam Pharmaceuticals Inc.	6,736	693
Cooper Cos. Inc.	4,241	689
* Envision Healthcare Holdings Inc.	16,267	667
* MEDNAX Inc.	8,264	666
DENTSPLY International Inc.	12,692	665
* DexCom Inc.	6,971	656
ResMed Inc.	12,420	645
* Centene Corp.	10,439	644
* Medivation Inc.	7,120	627
* United Therapeutics Corp.	4,139	623
* IDEXX Laboratories Inc.	8,224	588
* Community Health Systems Inc.	10,232	549
* Isis Pharmaceuticals Inc.	10,526	528
* QIAGEN NV	20,099	527
* Quintiles Transnational Holdings Inc.	6,848	510
PerkinElmer Inc.	10,352	504
Teleflex Inc.	3,603	471
* Sirona Dental Systems Inc.	4,867	464
* athenahealth Inc.	3,466	461
* Brookdale Senior Living Inc.	16,216	445
* Health Net Inc.	6,820	437

10

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2015

		Market
		Value
	Shares	($000)
* Tenet Healthcare Corp.	8,781	432
* Bluebird Bio Inc.	3,204	426
* Align Technology Inc.	7,103	402
* VCA Inc.	7,112	394
* Alere Inc.	7,396	384
* Seattle Genetics Inc.	8,504	342
Patterson Cos. Inc.	7,404	339
* Acadia Healthcare Co. Inc.	4,616	337
Bio-Techne Corp.	3,331	315
* LifePoint Health Inc.	3,824	299
* OPKO Health Inc.	26,708	289
* Charles River Laboratories International Inc.	4,161	287
* Akorn Inc.	6,696	266
* Intercept Pharmaceuticals Inc.	1,374	261
Hill-Rom Holdings Inc.	4,874	258
* Bio-Rad Laboratories Inc. Class A	1,805	252
* Allscripts Healthcare Solutions Inc.	15,950	220
* Puma Biotechnology Inc.	2,139	197
* Agios Pharmaceuticals Inc.	2,208	191
* Intrexon Corp.	3,953	176
* Bruker Corp.	9,354	172
* Veeva Systems Inc. Class A	6,064	157
* Premier Inc. Class A	3,308	118
* VWR Corp.	2,571	68
* Juno Therapeutics Inc.	871	32
		258,394
Materials & Processing (3.7%)
Dow Chemical Co.	101,742	4,452
EI du Pont de Nemours & Co.	79,969	4,118
Monsanto Co.	42,044	4,106
LyondellBasell Industries NV Class A	33,839	2,889
Precision Castparts Corp.	12,159	2,800
Praxair Inc.	25,311	2,677
Air Products & Chemicals Inc.	18,846	2,630
Ecolab Inc.	23,205	2,533
PPG Industries Inc.	23,900	2,277
Sherwin-Williams Co.	7,202	1,842
International Paper Co.	36,890	1,591
Sigma-Aldrich Corp.	10,543	1,470
WestRock Co.	22,995	1,365
Ingersoll-Rand plc	23,284	1,287
Mosaic Co.	30,632	1,251
Nucor Corp.	28,004	1,212
CF Industries Holdings Inc.	20,624	1,183
Vulcan Materials Co.	11,704	1,096
Alcoa Inc.	114,783	1,085
Martin Marietta Materials Inc.	5,926	994
Fastenal Co.	25,783	994
Freeport-McMoRan Inc.	91,195	970
Sealed Air Corp.	18,477	951
Eastman Chemical Co.	12,970	940
Celanese Corp. Class A	13,805	837
Masco Corp.	30,618	803
Ball Corp.	12,057	795
Newmont Mining Corp.	46,436	793
International Flavors & Fragrances Inc.	7,102	778
Acuity Brands Inc.	3,820	744
* WR Grace & Co.	6,383	631
Ashland Inc.	5,938	623
* Crown Holdings Inc.	12,218	606
Airgas Inc.	5,925	572
Packaging Corp. of America	8,473	569
RPM International Inc.	12,213	535
Valspar Corp.	7,042	516

11

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2015

		Market
		Value
	Shares	($000)
FMC Corp.	11,771	498
Cytec Industries Inc.	6,294	467
Owens Corning	10,408	461
Albemarle Corp.	9,783	442
Lennox International Inc.	3,555	420
Steel Dynamics Inc.	21,221	413
Graphic Packaging Holding Co.	28,893	407
Hexcel Corp.	8,400	405
Reliance Steel & Aluminum Co.	6,534	380
AptarGroup Inc.	5,574	375
Bemis Co. Inc.	8,667	368
Eagle Materials Inc.	4,421	362
Sonoco Products Co.	8,787	345
Huntsman Corp.	18,042	298
* Owens-Illinois Inc.	14,224	297
NewMarket Corp.	758	290
Royal Gold Inc.	5,677	273
Watsco Inc.	2,221	272
Southern Copper Corp.	9,720	259
* Axalta Coating Systems Ltd.	8,672	253
* USG Corp.	7,918	242
Scotts Miracle-Gro Co. Class A	3,805	237
Compass Minerals International Inc.	2,875	233
* Platform Specialty Products Corp.	11,703	224
Valmont Industries Inc.	2,092	222
Domtar Corp.	5,456	219
Timken Co.	6,862	218
United States Steel Corp.	12,854	211
Silgan Holdings Inc.	3,720	195
Westlake Chemical Corp.	3,478	192
Cabot Corp.	5,427	184
* Armstrong World Industries Inc.	3,265	182
Allegheny Technologies Inc.	9,200	178
Chemours Co.	15,617	151
Tahoe Resources Inc.	13,335	112
		65,800
Other (0.0%) [2]
Restaurant Brands International LP	78	3

Producer Durables (10.5%)
General Electric Co.	886,833	22,011
Boeing Co.	60,968	7,967
3M Co.	55,848	7,938
United Technologies Corp.	78,375	7,180
Honeywell International Inc.	68,867	6,836
Union Pacific Corp.	77,225	6,621
United Parcel Service Inc. Class B	61,855	6,040
Accenture plc Class A	55,405	5,223
Lockheed Martin Corp.	23,939	4,816
Danaher Corp.	52,618	4,579
Caterpillar Inc.	53,316	4,075
FedEx Corp.	25,110	3,782
General Dynamics Corp.	25,633	3,641
Automatic Data Processing Inc.	41,567	3,214
Delta Air Lines Inc.	72,314	3,166
Emerson Electric Co.	59,247	2,827
Northrop Grumman Corp.	17,016	2,786
Raytheon Co.	27,051	2,774
CSX Corp.	87,625	2,399
Deere & Co.	29,334	2,399
American Airlines Group Inc.	60,780	2,369
Eaton Corp. plc	41,472	2,366
Illinois Tool Works Inc.	26,288	2,222
Southwest Airlines Co.	58,624	2,152

12

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2015

		Market
		Value
	Shares	($000)
Norfolk Southern Corp.	26,770	2,086
Waste Management Inc.	40,204	2,013
Cummins Inc.	15,953	1,942
* United Continental Holdings Inc.	33,511	1,909
PACCAR Inc.	31,117	1,835
Roper Technologies Inc.	8,850	1,435
Stanley Black & Decker Inc.	13,508	1,371
Tyco International plc	36,898	1,339
Rockwell Automation Inc.	11,863	1,327
Parker-Hannifin Corp.	12,202	1,314
WW Grainger Inc.	5,873	1,312
Paychex Inc.	28,457	1,271
AMETEK Inc.	21,176	1,140
* Verisk Analytics Inc. Class A	14,908	1,089
* TransDigm Group Inc.	4,677	1,075
* Stericycle Inc.	7,468	1,054
Xerox Corp.	96,746	984
Rockwell Collins Inc.	11,626	952
Textron Inc.	24,385	946
Kansas City Southern	9,752	904
* Waters Corp.	7,252	880
Pentair plc	15,825	875
Republic Services Inc. Class A	21,288	872
Dover Corp.	14,079	872
CH Robinson Worldwide Inc.	12,801	863
Alaska Air Group Inc.	11,400	853
Snap-on Inc.	5,174	827
Expeditors International of Washington Inc.	16,818	824
Wabtec Corp.	8,533	817
L-3 Communications Holdings Inc.	7,191	758
* Mettler-Toledo International Inc.	2,450	727
Towers Watson & Co. Class A	6,082	722
Cintas Corp.	8,430	716
* IHS Inc. Class A	6,011	697
* Spirit AeroSystems Holdings Inc. Class A	12,463	637
Robert Half International Inc.	12,306	628
* JetBlue Airways Corp.	27,454	613
JB Hunt Transport Services Inc.	8,373	609
ManpowerGroup Inc.	6,843	595
Fluor Corp.	12,869	587
* United Rentals Inc.	8,417	584
Carlisle Cos. Inc.	5,690	573
* Middleby Corp.	5,040	547
Waste Connections Inc.	11,391	542
Flowserve Corp.	11,769	531
Xylem Inc.	15,916	516
* CoStar Group Inc.	2,848	504
Hubbell Inc. Class B	5,068	500
IDEX Corp.	6,913	497
Allegion plc	8,323	496
* HD Supply Holdings Inc.	14,981	494
ADT Corp.	15,013	492
Huntington Ingalls Industries Inc.	4,285	482
Macquarie Infrastructure Corp.	6,105	481
* Keysight Technologies Inc.	14,818	475
Avery Dennison Corp.	7,986	464
B/E Aerospace Inc.	9,392	458
Allison Transmission Holdings Inc.	15,822	453
* Jacobs Engineering Group Inc.	11,024	445
* Quanta Services Inc.	18,130	439
* Trimble Navigation Ltd.	22,763	430
AO Smith Corp.	6,534	422
* Old Dominion Freight Line Inc.	5,995	399
Orbital ATK Inc.	5,226	396

13

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2015

		Market
		Value
	Shares	($000)
Ryder System Inc.	4,708	386
Lincoln Electric Holdings Inc.	6,550	384
* Copart Inc.	10,882	381
Donaldson Co. Inc.	12,018	376
Chicago Bridge & Iron Co. NV	8,485	376
* Zebra Technologies Corp.	4,510	374
* AECOM	13,269	365
Graco Inc.	5,276	364
Nordson Corp.	5,464	363
Trinity Industries Inc.	13,367	361
FLIR Systems Inc.	12,336	353
Pitney Bowes Inc.	17,436	345
* Kirby Corp.	4,851	342
Toro Co.	4,776	341
* Colfax Corp.	8,669	336
AGCO Corp.	6,744	331
* Spirit Airlines Inc.	6,429	330
* Genpact Ltd.	14,001	322
* Genesee & Wyoming Inc. Class A	4,606	315
Air Lease Corp. Class A	9,087	292
ITT Corp.	7,699	288
MSC Industrial Direct Co. Inc. Class A	4,200	284
RR Donnelley & Sons Co.	17,887	281
National Instruments Corp.	9,614	281
Oshkosh Corp.	6,644	279
Regal Beloit Corp.	3,824	255
Landstar System Inc.	3,809	252
* Clean Harbors Inc.	5,089	250
BWX Technologies Inc.	9,315	247
Booz Allen Hamilton Holding Corp. Class A	8,712	233
Rollins Inc.	8,051	225
Triumph Group Inc.	4,424	219
Crane Co.	4,150	218
KBR Inc.	12,435	217
Terex Corp.	9,285	217
Kennametal Inc.	7,039	215
SPX Corp.	3,649	214
* WESCO International Inc.	3,801	213
Joy Global Inc.	8,451	205
GATX Corp.	3,950	196
Manitowoc Co. Inc.	11,433	195
Covanta Holding Corp.	9,848	195
Lexmark International Inc. Class A	5,263	158
Teekay Corp.	3,915	144
Copa Holdings SA Class A	2,806	144
* TopBuild Corp.	3,398	108
* Babcock & Wilcox Enterprises Inc.	4,657	86
		186,129
Technology (16.3%)
Apple Inc.	507,092	57,180
Microsoft Corp.	712,005	30,986
* Facebook Inc. Class A	190,746	17,058
* Google Inc. Class A	25,365	16,432
* Google Inc. Class C	25,885	16,003
Intel Corp.	418,220	11,936
International Business Machines Corp.	79,812	11,803
Cisco Systems Inc.	448,353	11,603
Oracle Corp.	279,285	10,359
QUALCOMM Inc.	143,859	8,140
Hewlett-Packard Co.	160,359	4,500
Texas Instruments Inc.	91,882	4,396
EMC Corp.	171,470	4,264
* salesforce.com inc	58,042	4,026
* Adobe Systems Inc.	44,301	3,481

14

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2015

		Market
		Value
	Shares	($000)
* Cognizant Technology Solutions Corp. Class A	54,012	3,400
Avago Technologies Ltd. Class A	22,519	2,837
* Yahoo! Inc.	83,153	2,681
Broadcom Corp. Class A	48,512	2,507
Intuit Inc.	24,252	2,080
Corning Inc.	112,049	1,928
* Electronic Arts Inc.	27,601	1,826
Applied Materials Inc.	107,953	1,736
* LinkedIn Corp. Class A	9,591	1,732
Western Digital Corp.	19,709	1,615
* Micron Technology Inc.	94,836	1,556
Analog Devices Inc.	27,534	1,538
Skyworks Solutions Inc.	16,801	1,468
Amphenol Corp. Class A	27,097	1,419
* Twitter Inc.	49,564	1,377
* SBA Communications Corp. Class A	11,388	1,346
Altera Corp.	26,420	1,283
Activision Blizzard Inc.	44,239	1,267
Symantec Corp.	59,699	1,223
Motorola Solutions Inc.	18,576	1,204
* Red Hat Inc.	16,086	1,162
* Akamai Technologies Inc.	15,680	1,118
NVIDIA Corp.	47,189	1,061
* Palo Alto Networks Inc.	6,395	1,050
Lam Research Corp.	13,953	1,015
SanDisk Corp.	18,308	999
* ServiceNow Inc.	13,526	960
* Citrix Systems Inc.	14,086	959
Xilinx Inc.	22,735	952
* Autodesk Inc.	19,975	934
Juniper Networks Inc.	34,655	891
NetApp Inc.	27,397	876
Linear Technology Corp.	21,068	849
Maxim Integrated Products Inc.	24,910	839
Harris Corp.	10,881	836
Microchip Technology Inc.	18,416	783
Amdocs Ltd.	13,600	778
* F5 Networks Inc.	6,255	759
Computer Sciences Corp.	12,193	756
CA Inc.	27,511	751
* Qorvo Inc.	13,161	731
KLA-Tencor Corp.	14,100	707
CDK Global Inc.	14,120	699
* ANSYS Inc.	7,779	689
* Splunk Inc.	11,028	683
* Synopsys Inc.	14,060	660
* Workday Inc. Class A	9,355	657
* VeriSign Inc.	9,136	630
* Gartner Inc.	7,271	622
* VMware Inc. Class A	7,127	564
* Fortinet Inc.	12,538	528
* Cadence Design Systems Inc.	25,708	515
Avnet Inc.	11,939	506
SS&C Technologies Holdings Inc.	7,205	488
CDW Corp.	12,140	483
* Arrow Electronics Inc.	8,392	469
* FireEye Inc.	12,157	459
IAC/InterActiveCorp	6,489	453
Marvell Technology Group Ltd.	39,796	448
* Ultimate Software Group Inc.	2,537	447
* Tableau Software Inc. Class A	4,326	407
Brocade Communications Systems Inc.	37,334	398
* NCR Corp.	14,888	374
* Nuance Communications Inc.	22,489	370

15

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2015

		Market
		Value
	Shares	($000)
Ingram Micro Inc.	13,399	363
* ON Semiconductor Corp.	37,784	361
* Teradata Corp.	12,267	359
* IMS Health Holdings Inc.	11,810	353
* Freescale Semiconductor Ltd.	9,809	350
* PTC Inc.	10,222	339
Jabil Circuit Inc.	17,412	337
Teradyne Inc.	18,419	332
DST Systems Inc.	3,173	325
* Rackspace Hosting Inc.	10,625	323
* NetSuite Inc.	3,538	314
* VeriFone Systems Inc.	10,041	314
* ARRIS Group Inc.	11,717	310
Atmel Corp.	36,190	296
* CommScope Holding Co. Inc.	9,029	292
Cognex Corp.	8,142	290
Cypress Semiconductor Corp.	28,344	283
Solera Holdings Inc.	5,757	277
Sabre Corp.	9,713	264
* Cree Inc.	9,477	258
* IPG Photonics Corp.	3,018	255
* SunEdison Inc.	23,966	249
Leidos Holdings Inc.	5,834	245
* SolarWinds Inc.	5,896	234
* Arista Networks Inc.	2,897	217
* Groupon Inc. Class A	42,716	192
* Zynga Inc. Class A	65,934	167
* EchoStar Corp. Class A	3,702	165
* Yelp Inc. Class A	5,631	137
Dolby Laboratories Inc. Class A	4,131	134
* 3D Systems Corp.	9,257	127
* Viavi Solutions Inc.	20,614	111
King Digital Entertainment plc	6,862	91
* Lumentum Holdings Inc.	4,118	81
* Black Knight Financial Services Inc. Class A	1,766	57
* GoDaddy Inc. Class A	2,018	51
* Inovalon Holdings Inc. Class A	2,122	46
		288,404
Utilities (5.2%)
AT&T Inc.	535,721	17,786
Verizon Communications Inc.	358,837	16,510
Duke Energy Corp.	61,101	4,333
NextEra Energy Inc.	39,015	3,839
Dominion Resources Inc.	52,533	3,664
Southern Co.	80,380	3,489
American Electric Power Co. Inc.	43,532	2,363
Exelon Corp.	75,531	2,323
PG&E Corp.	42,131	2,089
Sempra Energy	21,778	2,066
PPL Corp.	58,620	1,817
Public Service Enterprise Group Inc.	44,362	1,786
Edison International	28,626	1,674
Consolidated Edison Inc.	25,674	1,615
Xcel Energy Inc.	44,492	1,501
CenturyLink Inc.	49,495	1,338
WEC Energy Group Inc.	27,815	1,325
Eversource Energy	27,879	1,317
DTE Energy Co.	15,767	1,231
FirstEnergy Corp.	37,009	1,183
* Level 3 Communications Inc.	25,411	1,137
Entergy Corp.	15,758	1,029
* T-Mobile US Inc.	24,097	955
Ameren Corp.	21,278	857
American Water Works Co. Inc.	15,779	820

16

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2015

					Market
					Value
				Shares	($000)
	CMS Energy Corp.			24,312	797
	AES Corp.			59,873	718
	CenterPoint Energy Inc.			37,762	703
	SCANA Corp.			12,985	687
	AGL Resources Inc.			10,539	643
	NRG Energy Inc.			29,259	583
	Pinnacle West Capital Corp.			9,722	579
	Alliant Energy Corp.			9,813	556
*	Calpine Corp.			32,658	521
	Frontier Communications Corp.			102,571	520
	UGI Corp.			15,171	517
	Pepco Holdings Inc.			22,273	512
	OGE Energy Corp.			17,493	491
	Atmos Energy Corp.			8,911	488
	NiSource Inc.			27,866	468
	ITC Holdings Corp.			13,531	442
	TECO Energy Inc.			20,704	436
	Westar Energy Inc. Class A			11,657	426
	National Fuel Gas Co.			7,439	401
	Aqua America Inc.			15,241	387
*	Zayo Group Holdings Inc.			12,316	344
	Great Plains Energy Inc.			13,583	339
*	Sprint Corp.			62,564	317
	MDU Resources Group Inc.			17,159	307
	Vectren Corp.			7,285	293
	Questar Corp.			15,063	291
	Hawaiian Electric Industries Inc.			9,208	260
	Telephone & Data Systems Inc.			8,095	230
*	United States Cellular Corp.			1,145	42
					91,345
Total Common Stocks (Cost $1,599,797)					1,757,121

		Coupon
Temporary Cash Investments (0.5%)[1]
Money Market Fund (0.5%)
3,4	Vanguard Market Liquidity Fund	0.168%		8,225,187	8,225

				Face
			Maturity	Amount
			Date	($000)
U.S. Government and Agency Obligations (0.0%)
5,6	Federal Home Loan Bank Discount Notes	0.091%	9/11/15	100	100
5,6	Federal Home Loan Bank Discount Notes	0.100%	10/23/15	300	300
5,6	Federal Home Loan Bank Discount Notes	0.150%	11/13/15	100	100
					500
Total Temporary Cash Investments (Cost $8,725)					8,725
Total Investments (100.0%) (Cost $1,608,522)					1,765,846
Other Assets and Liabilities—Net (0.0%)[4]					(880)
Net Assets (100%)					1,764,966

* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $2,335,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 99.9% and 0.1%, respectively, of net assets.
2 “Other” represents securities that are not classified by the fund’s benchmark index.

17

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2015

3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $2,407,000 of collateral received for securities on loan.
5 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
6 Securities with a value of $500,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.

18

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
August 31, 2015

		Market
		Value
	Shares	($000)
Common Stocks (99.2%)[1]
Consumer Discretionary (6.5%)
Wal-Mart Stores Inc.	270,992	17,541
Ford Motor Co.	669,900	9,292
General Motors Co.	275,826	8,120
Target Corp.	100,465	7,807
Time Warner Inc.	68,723	4,886
Johnson Controls Inc.	88,077	3,623
Carnival Corp.	72,572	3,573
Twenty-First Century Fox Inc. Class A	96,116	2,633
Royal Caribbean Cruises Ltd.	29,526	2,603
Whirlpool Corp.	12,484	2,099
Best Buy Co. Inc.	52,163	1,916
Kohl's Corp.	34,633	1,767
Comcast Corp. Class A	30,254	1,704
PVH Corp.	14,285	1,700
Staples Inc.	109,815	1,560
* MGM Resorts International	71,511	1,461
Goodyear Tire & Rubber Co.	46,536	1,385
Mattel Inc.	58,368	1,368
PulteGroup Inc.	63,070	1,305
* Liberty Interactive Corp. QVC Group Class A	46,935	1,269
Coach Inc.	41,106	1,243
* Liberty Media Corp.	33,985	1,231
Darden Restaurants Inc.	17,560	1,194
* News Corp. Class A	87,121	1,187
Ralph Lauren Corp. Class A	9,662	1,074
DR Horton Inc.	32,937	1,000
Newell Rubbermaid Inc.	23,021	970
Macy's Inc.	16,303	956
Lennar Corp. Class A	17,976	915
* TEGNA Inc.	38,412	914
Harley-Davidson Inc.	16,157	906
* Nielsen Holdings plc	19,591	886
Fortune Brands Home & Security Inc.	17,699	847
^ GameStop Corp. Class A	18,377	781
Garmin Ltd.	20,199	760
Cablevision Systems Corp. Class A	29,805	750
* DISH Network Corp. Class A	12,341	731
* Toll Brothers Inc.	19,590	724
* Liberty Media Corp. Class A	18,144	676
Comcast Corp. Special Class A	11,248	644
* Mohawk Industries Inc.	3,197	630
* Office Depot Inc.	78,339	621
* Liberty Broadband Corp.	11,445	613
KAR Auction Services Inc.	16,245	602
Tribune Media Co. Class A	14,004	559
Outfront Media Inc.	23,946	542
* JC Penney Co. Inc.	53,683	489
* Vista Outdoor Inc.	9,822	459
John Wiley & Sons Inc. Class A	8,156	421
Graham Holdings Co. Class B	624	413
Tiffany & Co.	4,985	410
Gentex Corp.	24,275	376
Avon Products Inc.	71,859	373
Aaron's Inc.	9,832	370
* Murphy USA Inc.	7,106	363
Nu Skin Enterprises Inc. Class A	7,643	349
* Cabela's Inc.	7,493	337
DSW Inc. Class A	11,340	337
Lear Corp.	3,235	333
Wendy's Co.	36,343	331
Dillard's Inc. Class A	3,503	324

19

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
August 31, 2015

			Market
			Value
		Shares	($000)
*	HomeAway Inc.	10,721	308
*	Hyatt Hotels Corp. Class A	5,575	286
	Hasbro Inc.	3,623	270
	AMERCO	668	250
*	Liberty Broadband Corp. Class A	4,539	247
*	Gannett Co. Inc.	18,707	245
*	Cable One Inc.	574	238
	Dick's Sporting Goods Inc.	4,719	237
	Penske Automotive Group Inc.	4,471	226
	Foot Locker Inc.	3,022	214
	Brunswick Corp.	4,023	200
	Genuine Parts Co.	2,068	173
	Wynn Resorts Ltd.	1,542	116
*	Discovery Communications Inc.	4,072	103
*	Norwegian Cruise Line Holdings Ltd.	1,758	101
	H&R Block Inc.	2,954	101
	International Game Technology plc	5,081	86
	Aramark	2,732	86
*	Fossil Group Inc.	1,272	78
	CST Brands Inc.	1,985	69
*	Discovery Communications Inc. Class A	2,312	62
*,^	Sears Holdings Corp.	2,028	54
	Lennar Corp. Class B	974	42
*	Clear Channel Outdoor Holdings Inc. Class A	3,662	30
	Tupperware Brands Corp.	445	23
	Twenty-First Century Fox Inc.	136	4
*	News Corp. Class B	104	1
			109,103
Consumer Staples (5.6%)
	Procter & Gamble Co.	465,446	32,893
	Mondelez International Inc. Class A	279,060	11,821
	Walgreens Boots Alliance Inc.	125,268	10,842
	Philip Morris International Inc.	133,500	10,653
	Archer-Daniels-Midland Co.	106,648	4,798
	Sysco Corp.	69,950	2,789
	ConAgra Foods Inc.	63,044	2,628
	JM Smucker Co.	20,458	2,408
	Tyson Foods Inc. Class A	47,795	2,021
	Bunge Ltd.	24,554	1,779
	Molson Coors Brewing Co. Class B	23,717	1,615
	CVS Health Corp.	14,170	1,451
	Kimberly-Clark Corp.	13,063	1,392
	Colgate-Palmolive Co.	19,247	1,209
	Altria Group Inc.	19,816	1,062
*	Edgewell Personal Care Co.	10,870	957
	Ingredion Inc.	10,702	924
	Pinnacle Foods Inc.	19,984	896
	Campbell Soup Co.	12,440	597
*	Rite Aid Corp.	69,654	575
	Clorox Co.	4,808	534
	Energizer Holdings Inc.	10,470	437
	Kellogg Co.	4,354	288
	Pilgrim's Pride Corp.	10,192	214
	Whole Foods Market Inc.	4,937	162
	Brown-Forman Corp. Class B	1,457	143
*	Herbalife Ltd.	1,777	102
	Flowers Foods Inc.	3,130	73
	Brown-Forman Corp. Class A	315	34
			95,297
Energy (13.3%)
	Exxon Mobil Corp.	717,307	53,970
	Chevron Corp.	322,691	26,135
	Schlumberger Ltd.	191,561	14,821
	ConocoPhillips	211,618	10,401

20

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
August 31, 2015

		Market
		Value
	Shares	($000)
Kinder Morgan Inc.	306,337	9,928
Occidental Petroleum Corp.	131,845	9,626
Phillips 66	92,974	7,351
EOG Resources Inc.	86,088	6,742
Anadarko Petroleum Corp.	87,198	6,242
Halliburton Co.	146,100	5,749
Valero Energy Corp.	87,391	5,186
Baker Hughes Inc.	74,825	4,190
Marathon Petroleum Corp.	86,383	4,087
Spectra Energy Corp.	114,645	3,333
Pioneer Natural Resources Co.	25,535	3,142
Devon Energy Corp.	70,877	3,024
Apache Corp.	64,375	2,912
National Oilwell Varco Inc.	66,206	2,802
Hess Corp.	43,166	2,566
* Cheniere Energy Inc.	40,435	2,513
Noble Energy Inc.	73,255	2,447
* Concho Resources Inc.	20,504	2,218
* Cameron International Corp.	32,873	2,195
EQT Corp.	26,032	2,026
Marathon Oil Corp.	115,361	1,995
Tesoro Corp.	20,271	1,865
Cimarex Energy Co.	16,248	1,796
Columbia Pipeline Group Inc.	54,254	1,376
* Weatherford International plc	133,242	1,352
HollyFrontier Corp.	28,140	1,319
* Southwestern Energy Co.	66,653	1,082
Range Resources Corp.	26,756	1,033
Helmerich & Payne Inc.	16,440	970
Murphy Oil Corp.	30,156	935
* Newfield Exploration Co.	27,749	924
^ Chesapeake Energy Corp.	99,771	779
* Diamondback Energy Inc.	10,898	744
Ensco plc Class A	40,360	731
ONEOK Inc.	19,391	698
Energen Corp.	13,289	691
* Whiting Petroleum Corp.	34,820	673
Nabors Industries Ltd.	57,037	658
* Gulfport Energy Corp.	18,257	654
* First Solar Inc.	13,042	624
Oceaneering International Inc.	14,143	620
Golar LNG Ltd.	15,680	611
CONSOL Energy Inc.	39,944	608
Noble Corp. plc	42,226	550
^ Seadrill Ltd.	65,643	528
* Cobalt International Energy Inc.	64,383	516
* FMC Technologies Inc.	14,297	497
PBF Energy Inc. Class A	15,105	452
* Dril-Quip Inc.	6,426	443
SM Energy Co.	12,033	442
QEP Resources Inc.	31,324	440
Superior Energy Services Inc.	26,692	425
World Fuel Services Corp.	10,379	401
Patterson-UTI Energy Inc.	24,310	396
Rowan Cos. plc Class A	20,559	369
* NOW Inc.	18,386	314
Targa Resources Corp.	4,732	313
* Continental Resources Inc.	9,489	305
* Antero Resources Corp.	11,503	297
* WPX Energy Inc.	39,522	289
Denbury Resources Inc.	58,878	255
Diamond Offshore Drilling Inc.	10,521	249
* Rice Energy Inc.	12,099	235
* SunPower Corp. Class A	8,644	210

21

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
August 31, 2015

			Market
			Value
		Shares	($000)
*,^	Laredo Petroleum Inc.	20,381	208
	TerraForm Power Inc. Class A	9,205	207
	California Resources Corp.	51,806	201
*	Kosmos Energy Ltd.	26,013	182
	Frank's International NV	6,505	106
	RPC Inc.	8,298	96
	CVR Energy Inc.	1,488	60
*	EP Energy Corp. Class A	5,447	39
			225,369
Financial Services (30.2%)
	Wells Fargo & Co.	799,285	42,626
	JPMorgan Chase & Co.	636,712	40,813
*	Berkshire Hathaway Inc. Class B	298,388	39,996
	Bank of America Corp.	1,801,747	29,441
	Citigroup Inc.	520,562	27,840
	Goldman Sachs Group Inc.	74,119	13,979
	American International Group Inc.	228,785	13,805
	US Bancorp	287,428	12,173
	American Express Co.	119,530	9,170
	Morgan Stanley	263,083	9,063
	PNC Financial Services Group Inc.	88,890	8,100
	MetLife Inc.	160,764	8,054
	Capital One Financial Corp.	93,761	7,290
	Bank of New York Mellon Corp.	171,638	6,831
	Prudential Financial Inc.	77,760	6,275
	ACE Ltd.	56,103	5,731
	Travelers Cos. Inc.	54,735	5,449
	CME Group Inc.	55,122	5,206
	State Street Corp.	70,733	5,087
	BB&T Corp.	133,240	4,919
	Chubb Corp.	39,309	4,749
	Equity Residential	62,528	4,455
	BlackRock Inc.	14,706	4,448
	Aflac Inc.	74,571	4,370
	Allstate Corp.	70,367	4,101
	Discover Financial Services	76,120	4,090
	AvalonBay Communities Inc.	22,641	3,737
	SunTrust Banks Inc.	88,891	3,589
	Prologis Inc.	89,528	3,402
	Hartford Financial Services Group Inc.	71,764	3,298
	Ventas Inc.	57,005	3,136
	Progressive Corp.	100,153	3,001
	HCP Inc.	79,593	2,950
	Vornado Realty Trust	32,270	2,814
	Intercontinental Exchange Inc.	12,243	2,796
	Northern Trust Corp.	39,852	2,783
	Fifth Third Bancorp	138,282	2,755
	M&T Bank Corp.	22,769	2,692
	Franklin Resources Inc.	66,238	2,688
	Principal Financial Group Inc.	50,338	2,534
	General Growth Properties Inc.	98,622	2,503
	Essex Property Trust Inc.	11,160	2,395
	Host Hotels & Resorts Inc.	129,752	2,300
	Weyerhaeuser Co.	81,049	2,264
	Lincoln National Corp.	43,233	2,196
	Regions Financial Corp.	228,816	2,194
	Invesco Ltd.	64,328	2,194
	Thomson Reuters Corp.	56,304	2,186
	Health Care REIT Inc.	32,866	2,082
	Macerich Co.	27,036	2,060
	KeyCorp	144,829	1,990
	Marsh & McLennan Cos. Inc.	36,793	1,977
	XL Group plc Class A	52,411	1,954
	Loews Corp.	53,193	1,939

22

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
August 31, 2015

		Market
		Value
	Shares	($000)
Fidelity National Information Services Inc.	27,597	1,906
Realty Income Corp.	39,701	1,774
* Markel Corp.	2,137	1,760
SL Green Realty Corp.	17,002	1,760
FNF Group	47,975	1,747
Charles Schwab Corp.	57,371	1,743
Voya Financial Inc.	39,248	1,691
* Ally Financial Inc.	76,457	1,671
Annaly Capital Management Inc.	162,640	1,636
Kimco Realty Corp.	70,608	1,627
Huntington Bancshares Inc.	138,763	1,514
Cincinnati Financial Corp.	28,314	1,482
First Republic Bank	24,378	1,470
* Arch Capital Group Ltd.	21,460	1,465
UDR Inc.	44,615	1,441
Unum Group	42,945	1,440
New York Community Bancorp Inc.	76,696	1,354
Comerica Inc.	30,662	1,349
Everest Re Group Ltd.	7,659	1,347
Citizens Financial Group Inc.	53,794	1,335
* E*TRADE Financial Corp.	49,940	1,313
CIT Group Inc.	30,055	1,306
* Alleghany Corp.	2,777	1,305
HCC Insurance Holdings Inc.	16,586	1,282
Torchmark Corp.	21,820	1,276
* VEREIT Inc.	156,511	1,274
Raymond James Financial Inc.	22,210	1,177
American Capital Agency Corp.	59,791	1,144
PartnerRe Ltd.	8,158	1,129
Camden Property Trust	14,783	1,065
Duke Realty Corp.	58,605	1,058
Alexandria Real Estate Equities Inc.	12,190	1,048
Leucadia National Corp.	48,208	1,035
Reinsurance Group of America Inc. Class A	11,379	1,034
WP Carey Inc.	17,720	1,018
NASDAQ OMX Group Inc.	19,757	1,011
Mid-America Apartment Communities Inc.	12,798	1,006
Zions Bancorporation	34,522	1,001
East West Bancorp Inc.	24,404	986
Kilroy Realty Corp.	14,957	970
Axis Capital Holdings Ltd.	17,223	964
Apartment Investment & Management Co.	26,581	958
Regency Centers Corp.	16,076	953
WR Berkley Corp.	16,619	902
Assurant Inc.	11,663	867
Starwood Property Trust Inc.	40,685	866
Navient Corp.	65,826	842
Hudson City Bancorp Inc.	90,403	841
NorthStar Realty Finance Corp.	59,252	832
American Financial Group Inc.	11,858	819
People's United Financial Inc.	52,814	819
StanCorp Financial Group Inc.	7,197	818
RenaissanceRe Holdings Ltd.	7,867	802
* Forest City Enterprises Inc. Class A	37,242	802
National Retail Properties Inc.	23,007	799
DDR Corp.	51,799	792
Liberty Property Trust	25,526	785
Omega Healthcare Investors Inc.	22,929	775
PacWest Bancorp	17,501	746
Home Properties Inc.	10,016	743
White Mountains Insurance Group Ltd.	1,032	742
* Synchrony Financial	22,188	731
Spirit Realty Capital Inc.	75,737	727
City National Corp.	8,244	724

23

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
August 31, 2015

		Market
		Value
	Shares	($000)
Old Republic International Corp.	44,940	706
Synovus Financial Corp.	22,975	699
Plum Creek Timber Co. Inc.	17,998	693
Douglas Emmett Inc.	25,061	692
Brixmor Property Group Inc.	29,902	682
Weingarten Realty Investors	21,323	675
Endurance Specialty Holdings Ltd.	10,476	668
American Campus Communities Inc.	19,408	665
Hospitality Properties Trust	25,814	664
Assured Guaranty Ltd.	26,031	658
Allied World Assurance Co. Holdings AG	16,361	653
Validus Holdings Ltd.	14,653	649
BioMed Realty Trust Inc.	35,019	648
BankUnited Inc.	17,960	640
Brown & Brown Inc.	19,949	640
Commerce Bancshares Inc.	14,227	637
Senior Housing Properties Trust	40,530	636
* Realogy Holdings Corp.	15,685	632
Iron Mountain Inc.	22,299	632
Digital Realty Trust Inc.	9,979	632
Hanover Insurance Group Inc.	7,681	606
Two Harbors Investment Corp.	63,504	601
Cullen/Frost Bankers Inc.	9,288	601
Corrections Corp. of America	20,294	596
Ameriprise Financial Inc.	5,261	593
First Horizon National Corp.	40,439	588
* Equity Commonwealth	22,520	579
Apple Hospitality REIT Inc.	32,410	574
Arthur J Gallagher & Co.	13,106	573
First Niagara Financial Group Inc.	61,701	571
Retail Properties of America Inc.	41,050	560
* Popular Inc.	18,005	529
Paramount Group Inc.	31,200	513
* Howard Hughes Corp.	4,046	508
Legg Mason Inc.	11,462	508
Chimera Investment Corp.	36,085	506
Aspen Insurance Holdings Ltd.	10,842	498
Rayonier Inc.	21,471	494
Associated Banc-Corp	26,677	490
Dun & Bradstreet Corp.	4,483	475
Healthcare Trust of America Inc. Class A	19,744	474
Bank of Hawaii Corp.	7,623	473
American Homes 4 Rent Class A	29,356	469
ProAssurance Corp.	9,682	467
MFA Financial Inc.	65,105	463
TCF Financial Corp.	29,702	461
Piedmont Office Realty Trust Inc. Class A	27,120	460
* Genworth Financial Inc. Class A	87,836	455
* Care Capital Properties Inc.	14,126	449
Taubman Centers Inc.	6,468	446
Public Storage	2,192	441
CBL & Associates Properties Inc.	29,427	438
Communications Sales & Leasing Inc.	21,262	427
* SVB Financial Group	3,346	418
Columbia Property Trust Inc.	19,419	415
Gaming and Leisure Properties Inc.	13,206	409
Brandywine Realty Trust	31,807	385
* Springleaf Holdings Inc. Class A	8,600	385
WP GLIMCHER Inc.	31,193	378
Interactive Brokers Group Inc.	9,288	371
Post Properties Inc.	6,382	353
AmTrust Financial Services Inc.	5,979	348
Corporate Office Properties Trust	15,564	327
Jones Lang LaSalle Inc.	2,158	321

24

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
August 31, 2015

			Market
			Value
		Shares	($000)
*	CoreLogic Inc.	8,167	310
*	Santander Consumer USA Holdings Inc.	13,762	309
	BOK Financial Corp.	4,651	294
	Boston Properties Inc.	2,414	274
	TD Ameritrade Holding Corp.	7,199	241
	Mercury General Corp.	4,408	224
	TFS Financial Corp.	10,811	186
	Empire State Realty Trust Inc.	9,725	158
	CNA Financial Corp.	4,337	156
*	Zillow Group Inc.	5,840	144
	American National Insurance Co.	1,278	127
*	Signature Bank	728	97
*,^	Zillow Group Inc. Class A	2,920	74
*	SLM Corp.	5,553	47
	Waddell & Reed Financial Inc. Class A	862	34
			510,941
Health Care (11.8%)
	Johnson & Johnson	414,428	38,948
	Pfizer Inc.	1,056,406	34,037
	Merck & Co. Inc.	429,493	23,128
	Medtronic plc	244,541	17,678
	Abbott Laboratories	255,499	11,572
*	Allergan plc	36,897	11,207
	Thermo Fisher Scientific Inc.	45,437	5,696
	Aetna Inc.	45,290	5,187
	Anthem Inc.	36,273	5,116
*	HCA Holdings Inc.	50,877	4,407
	Perrigo Co. plc	20,388	3,730
*	Boston Scientific Corp.	212,832	3,563
	Zimmer Biomet Holdings Inc.	27,362	2,834
	Stryker Corp.	28,420	2,804
	Agilent Technologies Inc.	56,898	2,066
	Universal Health Services Inc. Class B	12,973	1,779
*	Endo International plc	22,759	1,752
	Quest Diagnostics Inc.	24,669	1,673
*	DaVita HealthCare Partners Inc.	21,446	1,622
*	Express Scripts Holding Co.	18,481	1,545
	St. Jude Medical Inc.	21,241	1,504
*	Laboratory Corp. of America Holdings	11,448	1,349
	Baxter International Inc.	34,080	1,310
	Baxalta Inc.	33,780	1,187
*	Community Health Systems Inc.	20,525	1,102
*	Mallinckrodt plc	12,061	1,040
*	QIAGEN NV	39,505	1,036
	UnitedHealth Group Inc.	8,126	940
	DENTSPLY International Inc.	17,714	928
	Teleflex Inc.	7,070	925
	PerkinElmer Inc.	16,361	796
*	Health Net Inc.	11,061	709
*	Brookdale Senior Living Inc.	24,921	683
*	Hospira Inc.	6,627	596
*	Mylan NV	11,142	553
*	LifePoint Health Inc.	6,906	540
*	MEDNAX Inc.	6,598	532
*	Bio-Rad Laboratories Inc. Class A	3,467	483
	Cardinal Health Inc.	5,591	460
	Cooper Cos. Inc.	2,574	418
	Bio-Techne Corp.	3,876	366
	Humana Inc.	1,991	364
	Patterson Cos. Inc.	6,935	318
*	Allscripts Healthcare Solutions Inc.	20,686	285
*	Alkermes plc	4,373	260
*	Alere Inc.	4,939	257
*	Alnylam Pharmaceuticals Inc.	2,361	243

25

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
August 31, 2015

		Market
		Value
	Shares	($000)
* VWR Corp.	2,286	60
* Quintiles Transnational Holdings Inc.	666	50
* VCA Inc.	754	42
Hill-Rom Holdings Inc.	743	39
		199,719
Materials & Processing (3.3%)
Dow Chemical Co.	171,916	7,523
Precision Castparts Corp.	19,221	4,426
EI du Pont de Nemours & Co.	83,804	4,316
Mosaic Co.	59,534	2,431
WestRock Co.	40,421	2,399
Nucor Corp.	54,707	2,368
Ingersoll-Rand plc	42,045	2,325
Alcoa Inc.	223,553	2,113
Freeport-McMoRan Inc.	177,913	1,893
Vulcan Materials Co.	19,797	1,853
Sigma-Aldrich Corp.	12,642	1,762
Martin Marietta Materials Inc.	9,978	1,674
Newmont Mining Corp.	90,671	1,548
Celanese Corp. Class A	24,461	1,483
Eastman Chemical Co.	19,239	1,394
Ashland Inc.	10,616	1,114
Air Products & Chemicals Inc.	6,478	904
Owens Corning	20,184	894
Praxair Inc.	8,244	872
Airgas Inc.	8,990	868
Albemarle Corp.	19,170	867
Cytec Industries Inc.	11,126	826
Reliance Steel & Aluminum Co.	12,717	739
Steel Dynamics Inc.	36,872	718
Sonoco Products Co.	17,447	686
* Crown Holdings Inc.	13,467	668
Bemis Co. Inc.	15,022	637
AptarGroup Inc.	8,876	598
* Owens-Illinois Inc.	26,420	551
Royal Gold Inc.	10,696	515
Domtar Corp.	11,217	451
United States Steel Corp.	25,546	418
Valmont Industries Inc.	3,935	418
Timken Co.	13,167	418
Cabot Corp.	11,055	374
Westlake Chemical Corp.	6,650	367
* Platform Specialty Products Corp.	18,669	357
Allegheny Technologies Inc.	17,931	346
Southern Copper Corp.	12,676	338
Graphic Packaging Holding Co.	22,958	324
FMC Corp.	6,082	257
Huntsman Corp.	12,472	206
Tahoe Resources Inc.	22,990	192
Chemours Co.	16,180	157
International Paper Co.	3,471	150
* Armstrong World Industries Inc.	2,403	134
Scotts Miracle-Gro Co. Class A	760	47
		55,919
Producer Durables (9.6%)
General Electric Co.	1,728,617	42,904
United Technologies Corp.	138,733	12,709
Danaher Corp.	82,595	7,187
Caterpillar Inc.	85,553	6,540
Raytheon Co.	52,465	5,381
General Dynamics Corp.	34,790	4,941
FedEx Corp.	31,142	4,690
Eaton Corp. plc	80,304	4,582
Norfolk Southern Corp.	52,481	4,089

26

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
August 31, 2015

		Market
		Value
	Shares	($000)
Deere & Co.	47,125	3,854
Northrop Grumman Corp.	23,096	3,782
Waste Management Inc.	71,648	3,587
CSX Corp.	126,304	3,458
Lockheed Martin Corp.	13,068	2,629
Stanley Black & Decker Inc.	23,846	2,421
Xerox Corp.	188,414	1,916
Kansas City Southern	19,100	1,771
Roper Technologies Inc.	10,650	1,726
Dover Corp.	27,558	1,707
Emerson Electric Co.	35,691	1,703
Pentair plc	30,707	1,698
Republic Services Inc. Class A	41,412	1,697
L-3 Communications Holdings Inc.	14,155	1,493
Textron Inc.	36,844	1,430
Parker-Hannifin Corp.	13,137	1,414
Automatic Data Processing Inc.	16,063	1,242
Towers Watson & Co. Class A	9,934	1,179
ManpowerGroup Inc.	13,268	1,153
Fluor Corp.	24,879	1,135
Waste Connections Inc.	21,146	1,006
Xylem Inc.	30,856	1,001
Cummins Inc.	7,959	969
ADT Corp.	29,232	958
Macquarie Infrastructure Corp.	11,805	929
Carlisle Cos. Inc.	8,689	875
* Jacobs Engineering Group Inc.	21,439	866
Hubbell Inc. Class B	8,580	847
* Trimble Navigation Ltd.	41,843	791
Orbital ATK Inc.	10,416	789
* JetBlue Airways Corp.	33,710	752
Ryder System Inc.	9,120	748
^ Chicago Bridge & Iron Co. NV	16,763	742
Trinity Industries Inc.	26,683	720
* Quanta Services Inc.	28,312	686
* Kirby Corp.	9,706	685
* Colfax Corp.	17,371	674
AGCO Corp.	13,100	642
* AECOM	22,551	620
ITT Corp.	15,574	583
Oshkosh Corp.	13,704	576
Flowserve Corp.	12,549	566
Air Lease Corp. Class A	16,905	544
Regal Beloit Corp.	7,482	499
National Instruments Corp.	15,571	455
KBR Inc.	25,414	443
* WESCO International Inc.	7,883	441
Terex Corp.	18,499	432
Kennametal Inc.	13,981	426
SPX Corp.	7,219	424
Crane Co.	7,996	420
Joy Global Inc.	17,172	416
Pitney Bowes Inc.	20,521	407
BWX Technologies Inc.	15,273	405
Triumph Group Inc.	8,150	403
Allison Transmission Holdings Inc.	13,549	388
GATX Corp.	7,757	385
Manitowoc Co. Inc.	22,464	384
MSC Industrial Direct Co. Inc. Class A	5,443	368
* Genesee & Wyoming Inc. Class A	5,354	366
Paychex Inc.	7,476	334
PACCAR Inc.	5,613	331
Tyco International plc	9,016	327
Lexmark International Inc. Class A	10,048	301

27

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
August 31, 2015

			Market
			Value
		Shares	($000)
	Copa Holdings SA Class A	5,494	282
	FLIR Systems Inc.	9,245	265
	RR Donnelley & Sons Co.	16,282	256
*	IHS Inc. Class A	1,634	190
	Teekay Corp.	4,796	176
*	Clean Harbors Inc.	3,200	157
*	Keysight Technologies Inc.	4,435	142
*	Babcock & Wilcox Enterprises Inc.	7,036	130
*	Spirit AeroSystems Holdings Inc. Class A	1,865	95
	IDEX Corp.	1,312	94
	Donaldson Co. Inc.	2,396	75
	Lincoln Electric Holdings Inc.	965	57
	Avery Dennison Corp.	971	56
	Booz Allen Hamilton Holding Corp. Class A	1,304	35
			161,952
Technology (10.5%)
	Microsoft Corp.	601,017	26,156
	Cisco Systems Inc.	872,536	22,581
	Intel Corp.	756,948	21,603
	QUALCOMM Inc.	237,200	13,421
	International Business Machines Corp.	69,375	10,260
	Hewlett-Packard Co.	311,841	8,750
	Oracle Corp.	217,525	8,068
	EMC Corp.	305,915	7,608
*	Yahoo! Inc.	161,097	5,194
	Broadcom Corp. Class A	88,062	4,550
	Corning Inc.	216,485	3,726
	Western Digital Corp.	38,403	3,147
*	Micron Technology Inc.	170,068	2,791
	Activision Blizzard Inc.	86,161	2,467
	Symantec Corp.	116,340	2,384
	NVIDIA Corp.	91,910	2,066
	SanDisk Corp.	35,530	1,938
	Altera Corp.	35,529	1,725
	Amdocs Ltd.	26,620	1,523
	CA Inc.	54,262	1,481
	Computer Sciences Corp.	23,871	1,480
	Juniper Networks Inc.	55,878	1,437
	Xilinx Inc.	34,224	1,434
	Applied Materials Inc.	86,378	1,389
	Harris Corp.	17,713	1,361
*	SBA Communications Corp. Class A	11,429	1,351
	NetApp Inc.	36,951	1,181
*	Synopsys Inc.	24,841	1,166
*	ANSYS Inc.	12,368	1,096
	Maxim Integrated Products Inc.	31,690	1,067
	Avnet Inc.	23,195	983
*	Arrow Electronics Inc.	16,335	913
	Marvell Technology Group Ltd.	76,449	862
	Brocade Communications Systems Inc.	71,914	766
*	NCR Corp.	28,620	718
*	Nuance Communications Inc.	43,389	715
	Ingram Micro Inc.	25,516	690
	Teradyne Inc.	36,316	655
	Cypress Semiconductor Corp.	57,667	577
	Lam Research Corp.	7,779	566
	Jabil Circuit Inc.	27,560	533
*	ARRIS Group Inc.	19,795	523
*,^	Cree Inc.	19,120	520
*	Autodesk Inc.	9,751	456
	Leidos Holdings Inc.	10,756	453
*	EchoStar Corp. Class A	7,295	325
*	Zynga Inc. Class A	126,737	321
*	CommScope Holding Co. Inc.	9,673	313

28

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
August 31, 2015

		Market
		Value
	Shares	($000)
Dolby Laboratories Inc. Class A	8,631	281
Analog Devices Inc.	4,311	241
* Viavi Solutions Inc.	38,561	207
* Teradata Corp.	6,071	177
* 3D Systems Corp.	11,678	160
* Lumentum Holdings Inc.	7,711	152
DST Systems Inc.	1,447	148
SS&C Technologies Holdings Inc.	1,226	83
* Freescale Semiconductor Ltd.	1,631	58
* ON Semiconductor Corp.	5,396	52
* SunEdison Inc.	3,532	37
* Black Knight Financial Services Inc. Class A	422	14
		176,900
Utilities (8.4%)
AT&T Inc.	890,841	29,576
Duke Energy Corp.	118,683	8,416
NextEra Energy Inc.	76,284	7,507
Southern Co.	155,839	6,765
Dominion Resources Inc.	96,752	6,748
American Electric Power Co. Inc.	84,229	4,573
Exelon Corp.	147,900	4,549
PG&E Corp.	82,607	4,096
Sempra Energy	42,323	4,014
PPL Corp.	115,012	3,564
Public Service Enterprise Group Inc.	87,070	3,505
Edison International	55,649	3,254
Consolidated Edison Inc.	50,483	3,176
Xcel Energy Inc.	86,559	2,920
CenturyLink Inc.	96,238	2,602
WEC Energy Group Inc.	53,936	2,570
Eversource Energy	54,210	2,561
DTE Energy Co.	30,681	2,395
Verizon Communications Inc.	50,154	2,308
FirstEnergy Corp.	72,072	2,303
Entergy Corp.	30,655	2,003
* Level 3 Communications Inc.	43,545	1,948
* T-Mobile US Inc.	46,874	1,857
Ameren Corp.	41,539	1,674
American Water Works Co. Inc.	30,936	1,607
CMS Energy Corp.	47,505	1,557
AES Corp.	117,178	1,406
CenterPoint Energy Inc.	74,128	1,380
SCANA Corp.	24,775	1,310
AGL Resources Inc.	20,433	1,246
NRG Energy Inc.	57,916	1,154
Pinnacle West Capital Corp.	18,862	1,123
Alliant Energy Corp.	19,209	1,089
Frontier Communications Corp.	201,703	1,023
UGI Corp.	29,280	998
Pepco Holdings Inc.	42,865	985
OGE Energy Corp.	34,013	954
Atmos Energy Corp.	17,236	944
NiSource Inc.	54,854	921
* Calpine Corp.	56,064	894
TECO Energy Inc.	40,244	848
Westar Energy Inc. Class A	22,658	828
National Fuel Gas Co.	14,437	779
Aqua America Inc.	30,397	771
Great Plains Energy Inc.	26,602	663
* Sprint Corp.	129,076	653
MDU Resources Group Inc.	33,649	603
Questar Corp.	30,320	585
Vectren Corp.	14,377	578
ITC Holdings Corp.	17,070	558

29

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
August 31, 2015

					Market
					Value
				Shares	($000)
	Hawaiian Electric Industries Inc.			18,658	527
	Telephone & Data Systems Inc.			16,016	456
*	Zayo Group Holdings Inc.			3,692	103
*	United States Cellular Corp.			2,721	100
					141,527
Total Common Stocks (Cost $1,638,276)					1,676,727

		Coupon
Temporary Cash Investments (0.6%)[1]
Money Market Fund (0.5%)
2,3	Vanguard Market Liquidity Fund	0.168%		8,467,901	8,468

				Face
			Maturity	Amount
			Date	($000)
U.S. Government and Agency Obligations (0.1%)
4,5	Federal Home Loan Bank Discount Notes	0.100%	10/23/15	400	400
4,5	Federal Home Loan Bank Discount Notes	0.120%	10/30/15	200	200
					600
Total Temporary Cash Investments (Cost $9,068)					9,068
Total Investments (99.8%) (Cost $1,647,344)					1,685,795
Other Assets and Liabilities—Net (0.2%)[3]					4,087
Net Assets (100%)					1,689,882

* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $1,159,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 99.9% and -0.1%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $1,215,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 Securities with a value of $600,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.

30

Vanguard® Russell 1000 Growth Index Fund
Schedule of Investments
August 31, 2015

			Market
			Value
		Shares	($000)
Common Stocks (99.8%)[1]
Consumer Discretionary (22.5%)
*	Amazon.com Inc.	75,086	38,511
	Walt Disney Co.	334,267	34,055
	Home Depot Inc.	255,912	29,804
	Comcast Corp. Class A	445,437	25,091
	McDonald's Corp.	188,872	17,947
	Starbucks Corp.	295,585	16,171
	NIKE Inc. Class B	133,632	14,933
	Lowe's Cos. Inc.	187,505	12,970
*	Priceline Group Inc.	10,219	12,760
	Costco Wholesale Corp.	86,726	12,146
	Time Warner Cable Inc.	55,702	10,362
*	Netflix Inc.	83,661	9,624
	TJX Cos. Inc.	134,067	9,428
	Yum! Brands Inc.	85,356	6,809
*	eBay Inc.	239,815	6,501
	Twenty-First Century Fox Inc. Class A	232,739	6,375
	Time Warner Inc.	83,452	5,933
	VF Corp.	66,398	4,809
*,^	Tesla Motors Inc.	19,197	4,781
*	O'Reilly Automotive Inc.	19,861	4,768
	Dollar General Corp.	59,707	4,448
*	AutoZone Inc.	6,156	4,408
	CBS Corp. Class B	96,756	4,377
*	Chipotle Mexican Grill Inc. Class A	6,117	4,343
	Delphi Automotive plc	56,950	4,301
	L Brands Inc.	48,726	4,088
	Ross Stores Inc.	81,880	3,981
*	Dollar Tree Inc.	45,188	3,446
*	Under Armour Inc. Class A	35,269	3,369
	Las Vegas Sands Corp.	71,775	3,318
	Estee Lauder Cos. Inc. Class A	41,143	3,282
	Omnicom Group Inc.	47,977	3,214
	Marriott International Inc. Class A	41,177	2,910
	Macy's Inc.	48,461	2,840
	Viacom Inc. Class B	68,025	2,773
*,^	Charter Communications Inc. Class A	14,762	2,681
	Hilton Worldwide Holdings Inc.	102,348	2,541
	Advance Auto Parts Inc.	14,448	2,532
*	CarMax Inc.	41,089	2,506
	Starwood Hotels & Resorts Worldwide Inc.	33,586	2,400
	Hanesbrands Inc.	78,846	2,374
	Genuine Parts Co.	27,950	2,334
	Tractor Supply Co.	27,066	2,309
	Expedia Inc.	19,581	2,252
*	Nielsen Holdings plc	49,777	2,251
	Signet Jewelers Ltd.	15,778	2,177
*	Jarden Corp.	41,572	2,134
*	Bed Bath & Beyond Inc.	33,626	2,089
	Nordstrom Inc.	27,641	2,014
*	Ulta Salon Cosmetics & Fragrance Inc.	12,663	2,002
	BorgWarner Inc.	44,772	1,954
	Wyndham Worldwide Corp.	23,940	1,831
*	LKQ Corp.	60,378	1,811
	H&R Block Inc.	50,702	1,725
*	Sirius XM Holdings Inc.	451,010	1,721
	Polaris Industries Inc.	13,159	1,709
*	DISH Network Corp. Class A	28,811	1,708
*	Michael Kors Holdings Ltd.	39,046	1,697
	Foot Locker Inc.	23,909	1,693
*	Mohawk Industries Inc.	8,552	1,684
*	TripAdvisor Inc.	22,000	1,538

31

Vanguard® Russell 1000 Growth Index Fund
Schedule of Investments
August 31, 2015

		Market
		Value
	Shares	($000)
Gap Inc.	46,810	1,536
Interpublic Group of Cos. Inc.	81,113	1,531
* Hertz Global Holdings Inc.	79,903	1,473
* lululemon athletica Inc.	22,004	1,408
* Norwegian Cruise Line Holdings Ltd.	24,017	1,383
Harman International Industries Inc.	14,077	1,376
Tiffany & Co.	16,715	1,375
Williams-Sonoma Inc.	18,020	1,370
Hasbro Inc.	17,899	1,335
Harley-Davidson Inc.	22,540	1,263
* Discovery Communications Inc.	49,094	1,245
* WABCO Holdings Inc.	10,757	1,240
* NVR Inc.	800	1,216
Leggett & Platt Inc.	27,288	1,212
Lear Corp.	11,618	1,194
Service Corp. International	40,090	1,189
Domino's Pizza Inc.	11,027	1,168
Johnson Controls Inc.	28,335	1,166
* Skechers U.S.A. Inc. Class A	8,086	1,138
Newell Rubbermaid Inc.	26,840	1,131
* Liberty Ventures Class A	28,208	1,121
Aramark	35,157	1,102
* Liberty Interactive Corp. QVC Group Class A	39,834	1,077
Wynn Resorts Ltd.	14,216	1,067
Carter's Inc.	10,343	1,017
Scripps Networks Interactive Inc. Class A	18,093	961
Dunkin' Brands Group Inc.	18,791	943
* Avis Budget Group Inc.	20,925	923
* Panera Bread Co. Class A	5,004	892
* Tempur Sealy International Inc.	12,067	881
* AutoNation Inc.	14,653	877
* Madison Square Garden Co. Class A	12,351	870
* AMC Networks Inc. Class A	11,802	854
Lamar Advertising Co. Class A	15,977	852
Target Corp.	10,686	830
DR Horton Inc.	27,311	829
* Sally Beauty Holdings Inc.	31,560	825
Cinemark Holdings Inc.	22,964	816
* GoPro Inc. Class A	17,275	805
* Visteon Corp.	7,902	788
* Discovery Communications Inc. Class A	28,480	758
* Pandora Media Inc.	41,716	748
* ServiceMaster Global Holdings Inc.	19,855	699
* Live Nation Entertainment Inc.	28,092	692
Lions Gate Entertainment Corp.	18,362	674
Lennar Corp. Class A	13,211	672
Brunswick Corp.	13,167	655
Six Flags Entertainment Corp.	14,372	646
Brinker International Inc.	12,039	640
* Starz	16,703	628
Dick's Sporting Goods Inc.	12,302	617
* Urban Outfitters Inc.	18,889	583
Fortune Brands Home & Security Inc.	11,356	543
Thor Industries Inc.	9,098	497
Coty Inc. Class A	16,110	488
* Kate Spade & Co.	24,909	472
Tupperware Brands Corp.	9,075	465
Gentex Corp.	28,321	439
* Toll Brothers Inc.	11,814	437
CST Brands Inc.	12,196	423
* Fossil Group Inc.	6,567	404
Choice Hotels International Inc.	6,854	350
KAR Auction Services Inc.	9,176	340
Darden Restaurants Inc.	4,825	328

32

Vanguard® Russell 1000 Growth Index Fund
Schedule of Investments
August 31, 2015

			Market
			Value
		Shares	($000)
*	Michaels Cos. Inc.	12,105	317
	Regal Entertainment Group Class A	16,009	304
	AMERCO	670	251
	Coach Inc.	7,426	225
	Extended Stay America Inc.	11,508	216
	International Game Technology plc	12,212	207
	Whirlpool Corp.	1,125	189
*	HomeAway Inc.	5,780	166
	Penske Automotive Group Inc.	3,109	157
*	Office Depot Inc.	18,674	148
	Cablevision Systems Corp. Class A	5,529	139
*	MGM Resorts International	5,907	121
	Nu Skin Enterprises Inc. Class A	2,335	107
	Viacom Inc. Class A	1,990	86
	Aaron's Inc.	2,203	83
*	Vista Outdoor Inc.	1,601	75
	Ralph Lauren Corp. Class A	618	69
	Dillard's Inc. Class A	497	46
*	Cabela's Inc.	920	41
*	Clear Channel Outdoor Holdings Inc. Class A	4,555	37
	Lennar Corp. Class B	734	31
	Comcast Corp. Special Class A	496	28
	DSW Inc. Class A	848	25
*	Murphy USA Inc.	462	24
	Twenty-First Century Fox Inc.	472	13
*	Sears Holdings Corp.	207	6
			453,131
Consumer Staples (10.2%)
	Coca-Cola Co.	772,475	30,374
	PepsiCo Inc.	290,773	27,022
	CVS Health Corp.	206,110	21,106
	Altria Group Inc.	364,548	19,532
	Philip Morris International Inc.	152,050	12,134
	Colgate-Palmolive Co.	156,362	9,821
	Kraft Heinz Co.	116,750	8,483
	Reynolds American Inc.	81,501	6,826
	General Mills Inc.	117,673	6,679
	Kroger Co.	193,372	6,671
	Kimberly-Clark Corp.	56,983	6,070
	Constellation Brands Inc. Class A	32,181	4,119
*	Monster Beverage Corp.	29,505	4,085
	Mead Johnson Nutrition Co.	39,916	3,127
	Kellogg Co.	44,313	2,937
	Dr Pepper Snapple Group Inc.	37,843	2,904
	Hershey Co.	28,800	2,578
	Coca-Cola Enterprises Inc.	45,691	2,353
	Clorox Co.	20,554	2,285
	Brown-Forman Corp. Class B	23,284	2,284
	Church & Dwight Co. Inc.	25,930	2,237
	Walgreens Boots Alliance Inc.	25,687	2,223
	Whole Foods Market Inc.	64,977	2,129
	McCormick & Co. Inc.	25,337	2,009
	Hormel Foods Corp.	26,684	1,630
*	WhiteWave Foods Co. Class A	34,432	1,589
	Sysco Corp.	36,528	1,456
	Keurig Green Mountain Inc.	25,370	1,436
*	Hain Celestial Group Inc.	20,309	1,236
	Campbell Soup Co.	20,344	976
*	Rite Aid Corp.	116,821	964
	GNC Holdings Inc. Class A	17,346	812
	Flowers Foods Inc.	31,233	725
*,^	Herbalife Ltd.	12,531	721
*	Sprouts Farmers Market Inc.	29,565	602
	Brown-Forman Corp. Class A	4,902	532

33

Vanguard® Russell 1000 Growth Index Fund
Schedule of Investments
August 31, 2015

			Market
			Value
		Shares	($000)
	Spectrum Brands Holdings Inc.	4,951	487
	ConAgra Foods Inc.	11,194	467
	Ingredion Inc.	1,591	137
	Tyson Foods Inc. Class A	2,792	118
	Pilgrim's Pride Corp.	1,374	29
			203,905
Energy (0.8%)
	Williams Cos. Inc.	147,797	7,124
	Schlumberger Ltd.	30,480	2,358
	Cabot Oil & Gas Corp.	81,709	1,934
*	FMC Technologies Inc.	29,690	1,033
	EOG Resources Inc.	9,441	739
	ONEOK Inc.	18,089	651
*,^	SolarCity Corp.	11,434	552
	Marathon Petroleum Corp.	7,837	371
	Targa Resources Corp.	5,244	346
*	Memorial Resource Development Corp.	15,994	310
	HollyFrontier Corp.	5,569	261
*	Continental Resources Inc.	5,348	172
	Oceaneering International Inc.	3,241	142
	Tesoro Corp.	1,437	132
	World Fuel Services Corp.	2,296	89
	Range Resources Corp.	2,109	81
	CVR Energy Inc.	1,013	41
*	SunPower Corp. Class A	684	17
	RPC Inc.	1,296	15
	TerraForm Power Inc. Class A	514	12
			16,380
Financial Services (9.3%)
	Visa Inc. Class A	385,599	27,493
	MasterCard Inc. Class A	196,973	18,194
	Simon Property Group Inc.	61,363	11,004
*	PayPal Holdings Inc.	239,515	8,383
	American Tower Corporation	83,508	7,699
	Crown Castle International Corp.	65,622	5,472
	McGraw Hill Financial Inc.	54,135	5,251
	Public Storage	26,005	5,234
	Aon plc	55,401	5,177
	Charles Schwab Corp.	159,195	4,836
*	Fiserv Inc.	46,507	3,966
	T. Rowe Price Group Inc.	51,165	3,678
	Moody's Corp.	34,839	3,564
	Marsh & McLennan Cos. Inc.	63,141	3,393
	Ameriprise Financial Inc.	29,797	3,357
*	Berkshire Hathaway Inc. Class B	23,900	3,204
*	Alliance Data Systems Corp.	12,188	3,135
	Boston Properties Inc.	27,481	3,116
	Equinix Inc.	11,187	3,018
*	FleetCor Technologies Inc.	18,058	2,694
	American Express Co.	33,049	2,535
	BlackRock Inc.	7,873	2,381
	Equifax Inc.	23,381	2,289
*	Affiliated Managers Group Inc.	10,869	2,026
	Health Care REIT Inc.	31,395	1,989
	Western Union Co.	101,287	1,868
*	CBRE Group Inc. Class A	56,174	1,799
	Extra Space Storage Inc.	24,205	1,779
	Intercontinental Exchange Inc.	7,775	1,776
	Federal Realty Investment Trust	13,540	1,748
	Fidelity National Information Services Inc.	24,049	1,661
	Total System Services Inc.	32,712	1,499
	TD Ameritrade Holding Corp.	44,656	1,494
	Global Payments Inc.	13,020	1,450
	SEI Investments Co.	27,551	1,394

34

Vanguard® Russell 1000 Growth Index Fund
Schedule of Investments
August 31, 2015

			Market
			Value
		Shares	($000)
	MSCI Inc. Class A	22,235	1,346
	FactSet Research Systems Inc.	8,220	1,298
*	Vantiv Inc. Class A	28,588	1,259
	Broadridge Financial Solutions Inc.	23,579	1,245
*	Signature Bank	9,235	1,233
	Lazard Ltd. Class A	24,689	1,228
	Jack Henry & Associates Inc.	16,241	1,104
	CBOE Holdings Inc.	16,528	1,046
	Digital Realty Trust Inc.	15,525	983
	Bank of New York Mellon Corp.	24,245	965
	Jones Lang LaSalle Inc.	6,389	951
	Equity LifeStyle Properties Inc.	16,863	940
	Arthur J Gallagher & Co.	18,736	819
	Eaton Vance Corp.	23,259	806
*	SVB Financial Group	6,235	780
*	WEX Inc.	7,849	742
	LPL Financial Holdings Inc.	15,972	642
*	SLM Corp.	75,545	641
	NorthStar Asset Management Group Inc.	37,426	629
	Waddell & Reed Financial Inc. Class A	15,838	619
	Tanger Factory Outlet Centers Inc.	18,499	585
	Federated Investors Inc. Class B	18,104	561
	Plum Creek Timber Co. Inc.	13,874	534
	Iron Mountain Inc.	15,858	449
*	Howard Hughes Corp.	3,300	414
*	Realogy Holdings Corp.	10,230	412
	Erie Indemnity Co. Class A	4,660	382
	Invesco Ltd.	10,285	351
*	Credit Acceptance Corp.	1,638	334
	Omega Healthcare Investors Inc.	9,531	322
	Morningstar Inc.	3,795	303
	Taubman Centers Inc.	4,366	301
*	CoreLogic Inc.	7,808	296
	Artisan Partners Asset Management Inc. Class A	6,877	281
	Legg Mason Inc.	6,082	270
*,^	Zillow Group Inc.	10,015	247
	Weyerhaeuser Co.	8,576	240
*	Markel Corp.	277	228
	Dun & Bradstreet Corp.	2,040	216
	Post Properties Inc.	3,546	196
	Leucadia National Corp.	8,500	182
	Empire State Realty Trust Inc.	10,115	164
*	LendingClub Corp.	12,925	162
*	Ally Financial Inc.	6,782	148
*,^	Zillow Group Inc. Class A	5,007	127
	Gaming and Leisure Properties Inc.	2,332	72
	Columbia Property Trust Inc.	3,081	66
	Healthcare Trust of America Inc. Class A	2,349	56
	Interactive Brokers Group Inc.	965	38
	AmTrust Financial Services Inc.	415	24
*	Santander Consumer USA Holdings Inc.	930	21
			186,814
Health Care (17.3%)
	Gilead Sciences Inc.	289,512	30,419
	Amgen Inc.	149,826	22,741
	UnitedHealth Group Inc.	178,195	20,617
	AbbVie Inc.	326,274	20,363
	Bristol-Myers Squibb Co.	328,416	19,531
*	Celgene Corp.	156,282	18,454
	Eli Lilly & Co.	192,790	15,876
*	Biogen Inc.	46,341	13,777
*	Allergan plc	34,950	10,616
*	Express Scripts Holding Co.	111,909	9,356
	McKesson Corp.	45,659	9,021

35

Vanguard® Russell 1000 Growth Index Fund
Schedule of Investments
August 31, 2015

			Market
			Value
		Shares	($000)
*	Regeneron Pharmaceuticals Inc.	15,471	7,944
*	Alexion Pharmaceuticals Inc.	42,604	7,336
	Cigna Corp.	50,858	7,160
	Johnson & Johnson	70,310	6,608
*	Vertex Pharmaceuticals Inc.	47,895	6,108
	Becton Dickinson and Co.	41,144	5,802
*	Illumina Inc.	28,323	5,597
	Humana Inc.	27,434	5,015
	Cardinal Health Inc.	58,859	4,842
	Zoetis Inc.	98,553	4,422
	AmerisourceBergen Corp. Class A	43,158	4,318
*	BioMarin Pharmaceutical Inc.	31,543	4,077
*	Intuitive Surgical Inc.	7,248	3,703
*	Cerner Corp.	58,813	3,632
*	Incyte Corp.	30,773	3,575
*	Mylan NV	70,194	3,481
	Merck & Co. Inc.	63,203	3,403
	Stryker Corp.	33,850	3,339
	Thermo Fisher Scientific Inc.	26,416	3,312
*	Edwards Lifesciences Corp.	21,250	2,994
	CR Bard Inc.	14,642	2,837
	Baxter International Inc.	67,823	2,608
*	Hospira Inc.	26,774	2,409
	Baxalta Inc.	68,023	2,391
*	Henry Schein Inc.	16,415	2,246
	St. Jude Medical Inc.	31,367	2,221
*	Jazz Pharmaceuticals plc	12,024	2,030
	Aetna Inc.	16,833	1,928
*	Hologic Inc.	48,292	1,874
*	Varian Medical Systems Inc.	19,561	1,589
*	Envision Healthcare Holdings Inc.	36,663	1,502
*	DexCom Inc.	15,684	1,476
	ResMed Inc.	28,008	1,455
	Anthem Inc.	10,304	1,453
*	Centene Corp.	23,348	1,441
*	Alkermes plc	24,023	1,431
*	Medivation Inc.	15,545	1,369
*	United Therapeutics Corp.	9,012	1,357
*	IDEXX Laboratories Inc.	18,482	1,321
*	Alnylam Pharmaceuticals Inc.	11,812	1,216
*	Isis Pharmaceuticals Inc.	23,674	1,188
*	Endo International plc	14,788	1,139
*	Quintiles Transnational Holdings Inc.	15,068	1,123
*	Sirona Dental Systems Inc.	11,137	1,062
	Cooper Cos. Inc.	6,522	1,059
*	athenahealth Inc.	7,738	1,029
	Perrigo Co. plc	5,343	978
*	Bluebird Bio Inc.	7,230	962
*	Tenet Healthcare Corp.	19,304	950
*	Align Technology Inc.	15,808	895
*	MEDNAX Inc.	10,751	866
*	VCA Inc.	15,034	833
*	Mallinckrodt plc	9,121	787
*	Laboratory Corp. of America Holdings	6,620	780
*	DaVita HealthCare Partners Inc.	10,138	767
*	Seattle Genetics Inc.	19,041	767
*	Acadia Healthcare Co. Inc.	10,461	764
*,^	OPKO Health Inc.	59,473	643
*	Charles River Laboratories International Inc.	9,174	632
*	Akorn Inc.	15,109	601
*	Intercept Pharmaceuticals Inc.	3,081	585
*	Alere Inc.	10,534	547
	Hill-Rom Holdings Inc.	10,055	531
*	Puma Biotechnology Inc.	4,821	443

36

Vanguard® Russell 1000 Growth Index Fund
Schedule of Investments
August 31, 2015

		Market
		Value
	Shares	($000)
Universal Health Services Inc. Class B	3,168	434
* Agios Pharmaceuticals Inc.	4,980	430
Patterson Cos. Inc.	9,146	419
* HCA Holdings Inc.	4,814	417
* Intrexon Corp.	8,923	397
* Bruker Corp.	21,220	390
DENTSPLY International Inc.	6,835	358
* Veeva Systems Inc. Class A	13,735	356
* Boston Scientific Corp.	20,137	337
Bio-Techne Corp.	2,950	279
* Premier Inc. Class A	7,299	260
* Brookdale Senior Living Inc.	7,606	209
Zimmer Biomet Holdings Inc.	1,977	205
PerkinElmer Inc.	3,304	161
* Health Net Inc.	2,453	157
* Allscripts Healthcare Solutions Inc.	10,395	143
* Juno Therapeutics Inc.	2,344	85
* VWR Corp.	2,771	73
* LifePoint Health Inc.	837	65
		348,699
Materials & Processing (4.1%)
Monsanto Co.	93,905	9,170
LyondellBasell Industries NV Class A	76,018	6,490
Ecolab Inc.	52,153	5,692
PPG Industries Inc.	53,455	5,094
Praxair Inc.	47,185	4,990
Air Products & Chemicals Inc.	34,767	4,851
EI du Pont de Nemours & Co.	82,330	4,240
Sherwin-Williams Co.	15,939	4,077
International Paper Co.	78,538	3,388
CF Industries Holdings Inc.	46,261	2,654
Fastenal Co.	58,187	2,243
Sealed Air Corp.	41,615	2,141
Ball Corp.	27,215	1,794
Masco Corp.	68,353	1,793
International Flavors & Fragrances Inc.	16,012	1,754
Acuity Brands Inc.	8,497	1,656
* WR Grace & Co.	14,521	1,437
Dow Chemical Co.	29,688	1,299
Packaging Corp. of America	19,299	1,295
Sigma-Aldrich Corp.	9,213	1,284
Precision Castparts Corp.	5,218	1,201
Valspar Corp.	16,012	1,174
RPM International Inc.	26,470	1,161
Lennox International Inc.	8,090	955
Hexcel Corp.	19,346	934
Eagle Materials Inc.	9,929	812
FMC Corp.	19,153	810
NewMarket Corp.	1,707	654
Watsco Inc.	5,017	614
* Crown Holdings Inc.	12,314	610
* Axalta Coating Systems Ltd.	19,518	570
* USG Corp.	17,967	548
Compass Minerals International Inc.	6,740	546
Graphic Packaging Holding Co.	36,580	516
Eastman Chemical Co.	7,115	516
Scotts Miracle-Gro Co. Class A	8,213	511
Huntsman Corp.	24,970	413
Silgan Holdings Inc.	7,819	409
Vulcan Materials Co.	3,350	314
Martin Marietta Materials Inc.	1,803	303
Airgas Inc.	2,881	278
WestRock Co.	4,683	278
* Armstrong World Industries Inc.	4,716	262

37

Vanguard® Russell 1000 Growth Index Fund
Schedule of Investments
August 31, 2015

		Market
		Value
	Shares	($000)
Ingersoll-Rand plc	3,553	196
Southern Copper Corp.	7,136	190
Chemours Co.	16,205	157
AptarGroup Inc.	2,180	147
Ashland Inc.	1,239	130
Celanese Corp. Class A	2,007	122
Cytec Industries Inc.	1,412	105
Steel Dynamics Inc.	5,173	101
Bemis Co. Inc.	2,048	87
* Platform Specialty Products Corp.	3,756	72
Tahoe Resources Inc.	4,766	40
* Owens-Illinois Inc.	1,894	39
Royal Gold Inc.	663	32
Valmont Industries Inc.	258	27
Albemarle Corp.	1	—
		83,176
Other (0.0%) [2]
Restaurant Brands International LP	179	7

Producer Durables (11.5%)
Boeing Co.	136,259	17,806
3M Co.	125,027	17,771
Honeywell International Inc.	154,035	15,291
Union Pacific Corp.	172,474	14,788
United Parcel Service Inc. Class B	138,229	13,498
Accenture plc Class A	123,774	11,668
Lockheed Martin Corp.	38,449	7,735
Delta Air Lines Inc.	161,118	7,054
Automatic Data Processing Inc.	74,088	5,728
American Airlines Group Inc.	136,249	5,311
Illinois Tool Works Inc.	58,845	4,974
Southwest Airlines Co.	131,398	4,822
Emerson Electric Co.	90,722	4,329
* United Continental Holdings Inc.	74,990	4,272
PACCAR Inc.	63,284	3,732
Cummins Inc.	26,546	3,232
FedEx Corp.	20,162	3,037
Rockwell Automation Inc.	26,514	2,965
WW Grainger Inc.	13,160	2,940
Tyco International plc	72,580	2,634
AMETEK Inc.	47,706	2,568
Paychex Inc.	55,906	2,497
General Dynamics Corp.	17,494	2,485
* Verisk Analytics Inc. Class A	33,475	2,446
* TransDigm Group Inc.	10,529	2,420
* Stericycle Inc.	16,937	2,390
Rockwell Collins Inc.	25,952	2,124
* Waters Corp.	16,231	1,970
Danaher Corp.	22,539	1,961
CH Robinson Worldwide Inc.	28,531	1,924
Alaska Air Group Inc.	25,580	1,915
Northrop Grumman Corp.	11,554	1,892
Expeditors International of Washington Inc.	37,575	1,840
Wabtec Corp.	19,196	1,838
Snap-on Inc.	11,421	1,825
* Mettler-Toledo International Inc.	5,492	1,629
Cintas Corp.	18,800	1,598
Caterpillar Inc.	20,555	1,571
United Technologies Corp.	16,013	1,467
CSX Corp.	50,128	1,373
Robert Half International Inc.	26,591	1,357
* IHS Inc. Class A	11,571	1,342
JB Hunt Transport Services Inc.	18,375	1,337
* United Rentals Inc.	19,249	1,335

38

Vanguard® Russell 1000 Growth Index Fund
Schedule of Investments
August 31, 2015

		Market
		Value
	Shares	($000)
Parker-Hannifin Corp.	12,363	1,331
* Spirit AeroSystems Holdings Inc. Class A	25,887	1,323
* Middleby Corp.	11,429	1,241
Roper Technologies Inc.	7,566	1,226
* CoStar Group Inc.	6,391	1,131
Allegion plc	18,755	1,118
* HD Supply Holdings Inc.	33,782	1,115
Huntington Ingalls Industries Inc.	9,468	1,066
B/E Aerospace Inc.	20,773	1,013
IDEX Corp.	14,003	1,006
Avery Dennison Corp.	16,969	986
Deere & Co.	11,904	974
AO Smith Corp.	14,878	960
* Old Dominion Freight Line Inc.	14,004	931
* Keysight Technologies Inc.	28,439	911
* Copart Inc.	25,355	888
* Zebra Technologies Corp.	10,068	834
Lincoln Electric Holdings Inc.	14,029	823
Graco Inc.	11,733	809
Nordson Corp.	12,032	800
Toro Co.	11,159	796
Donaldson Co. Inc.	24,528	768
* Spirit Airlines Inc.	14,562	746
* Genpact Ltd.	32,068	738
Landstar System Inc.	8,886	588
Flowserve Corp.	12,045	544
Allison Transmission Holdings Inc.	18,720	535
Rollins Inc.	19,005	531
* JetBlue Airways Corp.	22,521	503
FLIR Systems Inc.	16,972	486
Booz Allen Hamilton Holding Corp. Class A	18,189	486
Textron Inc.	12,147	471
Covanta Holding Corp.	22,070	437
* Clean Harbors Inc.	7,560	371
Waste Management Inc.	7,357	368
RR Donnelley & Sons Co.	21,182	333
Pitney Bowes Inc.	14,991	297
Towers Watson & Co. Class A	2,379	282
Carlisle Cos. Inc.	2,734	275
* Genesee & Wyoming Inc. Class A	3,973	272
Stanley Black & Decker Inc.	2,654	269
* TopBuild Corp.	7,443	236
MSC Industrial Direct Co. Inc. Class A	2,774	188
* Quanta Services Inc.	7,738	188
Hubbell Inc. Class B	1,427	141
National Instruments Corp.	4,716	138
Teekay Corp.	3,231	119
BWX Technologies Inc.	4,104	109
* AECOM	3,827	105
* Trimble Navigation Ltd.	2,564	48
* Babcock & Wilcox Enterprises Inc.	2,053	38
Air Lease Corp. Class A	1,070	34
Regal Beloit Corp.	459	31
		230,648
Technology (22.0%)
Apple Inc.	1,135,984	128,094
Microsoft Corp.	903,503	39,320
* Facebook Inc. Class A	426,282	38,122
* Google Inc. Class A	56,790	36,790
* Google Inc. Class C	57,948	35,826
International Business Machines Corp.	99,284	14,683
Oracle Corp.	374,525	13,891
Texas Instruments Inc.	205,014	9,808
* salesforce.com inc	129,298	8,968

39

Vanguard® Russell 1000 Growth Index Fund
Schedule of Investments
August 31, 2015

		Market
		Value
	Shares	($000)
* Adobe Systems Inc.	98,725	7,757
* Cognizant Technology Solutions Corp. Class A	120,455	7,581
Avago Technologies Ltd. Class A	50,702	6,387
Intuit Inc.	54,142	4,643
* Electronic Arts Inc.	61,758	4,085
* LinkedIn Corp. Class A	21,592	3,900
Skyworks Solutions Inc.	37,508	3,276
Amphenol Corp. Class A	60,728	3,180
Analog Devices Inc.	56,383	3,150
* Twitter Inc.	111,731	3,105
QUALCOMM Inc.	48,754	2,759
Motorola Solutions Inc.	41,443	2,686
* Red Hat Inc.	36,043	2,603
* Akamai Technologies Inc.	35,116	2,504
* Palo Alto Networks Inc.	14,319	2,352
Applied Materials Inc.	143,666	2,311
* ServiceNow Inc.	30,277	2,148
* Citrix Systems Inc.	31,433	2,141
Linear Technology Corp.	47,337	1,907
Intel Corp.	65,156	1,860
Microchip Technology Inc.	40,945	1,740
* F5 Networks Inc.	14,228	1,727
Lam Research Corp.	22,282	1,621
* Qorvo Inc.	29,200	1,621
KLA-Tencor Corp.	31,441	1,576
CDK Global Inc.	31,693	1,570
* Autodesk Inc.	33,240	1,554
* Splunk Inc.	24,725	1,532
* SBA Communications Corp. Class A	12,505	1,478
* Workday Inc. Class A	20,875	1,467
* VeriSign Inc.	20,353	1,403
* Gartner Inc.	16,368	1,400
* VMware Inc. Class A	16,111	1,275
* Fortinet Inc.	28,490	1,201
* Cadence Design Systems Inc.	58,230	1,166
CDW Corp.	26,300	1,045
* FireEye Inc.	27,318	1,032
IAC/InterActiveCorp	14,745	1,029
* Ultimate Software Group Inc.	5,709	1,006
SS&C Technologies Holdings Inc.	14,332	971
* Tableau Software Inc. Class A	9,983	940
Altera Corp.	18,607	903
* IMS Health Holdings Inc.	26,922	804
EMC Corp.	31,796	791
* PTC Inc.	22,880	758
* ON Semiconductor Corp.	79,133	756
* Rackspace Hosting Inc.	23,815	724
* NetSuite Inc.	8,056	716
* VeriFone Systems Inc.	22,535	704
* Freescale Semiconductor Ltd.	19,666	703
Atmel Corp.	82,075	671
Solera Holdings Inc.	13,496	650
Maxim Integrated Products Inc.	18,850	635
Sabre Corp.	21,957	598
Cognex Corp.	16,793	597
* Teradata Corp.	20,298	593
NetApp Inc.	18,005	575
* IPG Photonics Corp.	6,748	570
DST Systems Inc.	5,497	563
* SunEdison Inc.	49,471	515
* SolarWinds Inc.	12,935	514
* Arista Networks Inc.	6,516	487
Xilinx Inc.	11,477	481
* Groupon Inc. Class A	100,323	451

40

Vanguard® Russell 1000 Growth Index Fund
Schedule of Investments
August 31, 2015

					Market
					Value
				Shares	($000)
	Broadcom Corp. Class A			7,774	402
	Juniper Networks Inc.			13,424	345
	Harris Corp.			4,158	319
*	Yelp Inc. Class A			12,579	305
*	CommScope Holding Co. Inc.			8,974	290
*	ANSYS Inc.			3,252	288
*	Micron Technology Inc.			16,374	269
^	King Digital Entertainment plc			15,494	207
	Jabil Circuit Inc.			6,947	134
*	ARRIS Group Inc.			4,365	115
*	GoDaddy Inc. Class A			4,550	114
*	Black Knight Financial Services Inc. Class A			3,499	114
*	3D Systems Corp.			7,877	108
*	Inovalon Holdings Inc. Class A			4,909	107
*	Synopsys Inc.			2,183	102
	Leidos Holdings Inc.			1,106	47
	Ingram Micro Inc.			1,687	46
					442,262
Utilities (2.1%)
	Verizon Communications Inc.			745,618	34,306
	AT&T Inc.			175,881	5,839
*	Zayo Group Holdings Inc.			23,990	671
	Dominion Resources Inc.			5,645	394
	ITC Holdings Corp.			11,002	360
*	Level 3 Communications Inc.			6,627	296
*	Calpine Corp.			8,238	131
					41,997
Total Common Stocks (Cost $1,696,490)					2,007,019

		Coupon
Temporary Cash Investments (0.6%)[1]
Money Market Fund (0.6%)
3,4	Vanguard Market Liquidity Fund	0.168%		11,860,223	11,860

				Face
			Maturity	Amount
			Date	($000)
U.S. Government and Agency Obligations (0.0%)
5,6	Federal Home Loan Bank Discount Notes	0.093%	10/2/15	100	100
4,5	Federal Home Loan Bank Discount Notes	0.090%	10/14/15	200	200
5.6	Federal Home Loan Bank Discount Notes	0.140%	12/4/15	100	100
					400
Total Temporary Cash Investments (Cost $12,260)					12,260
Total Investments (100.4%) (Cost $1,708,750)					2,019,279
Other Assets and Liabilities—Net (-0.4%)[4]					(7,309)
Net Assets (100%)					2,011,970

* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $4,241,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 100.0% and 0.4%, respectively, of net assets.
2 “Other” represents securities that are not classified by the fund’s benchmark index.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $4,366,000 of collateral received for securities on loan.

41

Vanguard® Russell 1000 Growth Index Fund
Schedule of Investments
August 31, 2015

5 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
6 Securities with a value of $400,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.

42

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43

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA18480 102015

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Scottsdale Funds and the Shareholders of Vanguard Russell 1000 Index Fund, Vanguard Russell 1000 Value Index Fund and Vanguard Russell 1000 Growth Index Fund:

In our opinion, the accompanying statements of net assets – investments summary and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the schedules of investments (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of Vanguard Russell 1000 Index Fund, Vanguard Russell 1000 Value Index Fund and Vanguard Russell 1000 Growth Index Fund (constituting separate portfolios of Vanguard Scottsdale Funds, hereafter referred to as the “Funds”) at August 31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights, and schedules of investments (hereafter referred to as "financial statements") are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the custodian and brokers, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

October 12, 2015

PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Suite 1700, Philadelphia, PA 19103-7042
T: (267) 330-3000, F: (267) 330-3300, www.pwc.com/us

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2015

		Market
		Value
	Shares	($000)
Common Stocks (99.4%)[1]
Consumer Discretionary (15.2%)
* Burlington Stores Inc.	46,744	2,482
Vail Resorts Inc.	22,531	2,431
* Buffalo Wild Wings Inc.	11,775	2,233
American Eagle Outfitters Inc.	121,139	2,062
* Houghton Mifflin Harcourt Co.	84,862	1,916
* Restoration Hardware Holdings Inc.	20,698	1,914
Pool Corp.	26,983	1,880
Jack in the Box Inc.	23,172	1,812
* Tenneco Inc.	38,037	1,790
Dana Holding Corp.	101,126	1,774
Wolverine World Wide Inc.	63,984	1,724
Cracker Barrel Old Country Store Inc.	11,891	1,714
* G-III Apparel Group Ltd.	24,724	1,714
Men's Wearhouse Inc.	29,954	1,691
Cheesecake Factory Inc.	30,228	1,640
Big Lots Inc.	33,432	1,604
Bloomin' Brands Inc.	76,848	1,591
Texas Roadhouse Inc. Class A	43,391	1,562
Lithia Motors Inc. Class A	14,117	1,505
* Helen of Troy Ltd.	17,665	1,504
* Steven Madden Ltd.	34,887	1,425
* Cimpress NV	20,335	1,423
* Pinnacle Entertainment Inc.	37,517	1,417
* Bright Horizons Family Solutions Inc.	23,172	1,416
Time Inc.	67,892	1,410
* TRI Pointe Group Inc.	100,201	1,391
Cooper Tire & Rubber Co.	35,685	1,377
* Asbury Automotive Group Inc.	16,891	1,361
Sotheby's	38,562	1,358
Chico's FAS Inc.	88,864	1,325
* Five Below Inc.	33,769	1,306
* Deckers Outdoor Corp.	20,189	1,300
* Ascena Retail Group Inc.	106,392	1,284
Group 1 Automotive Inc.	14,467	1,264
Ryland Group Inc.	29,005	1,254
Monro Muffler Brake Inc.	19,731	1,251
HSN Inc.	20,152	1,225
Papa John's International Inc.	17,946	1,207
* Liberty TripAdvisor Holdings Inc. Class A	46,364	1,176
* IMAX Corp.	37,441	1,174
Marriott Vacations Worldwide Corp.	16,025	1,138
Churchill Downs Inc.	8,339	1,108
Sinclair Broadcast Group Inc. Class A	41,075	1,100
* La Quinta Holdings Inc.	58,045	1,094
Columbia Sportswear Co.	17,788	1,092
* Grand Canyon Education Inc.	29,182	1,079
Meredith Corp.	22,778	1,076
* Express Inc.	52,382	1,069
Hillenbrand Inc.	39,009	1,052
Matthews International Corp. Class A	20,434	1,038
New York Times Co. Class A	85,240	1,037
* Meritage Homes Corp.	24,581	1,036
DeVry Education Group Inc.	39,500	1,033
PriceSmart Inc.	12,065	1,026
* Gentherm Inc.	22,258	1,015
DineEquity Inc.	10,513	1,004
* American Axle & Manufacturing Holdings Inc.	46,997	949
* DreamWorks Animation SKG Inc. Class A	47,081	939
* Shutterfly Inc.	23,299	905
Caleres Inc.	27,152	904
Nexstar Broadcasting Group Inc. Class A	19,398	902

1

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2015

		Market
		Value
	Shares	($000)
* Penn National Gaming Inc.	49,475	898
* Genesco Inc.	14,905	893
Rent-A-Center Inc.	32,872	884
La-Z-Boy Inc.	31,731	876
Sonic Corp.	32,235	870
Travelport Worldwide Ltd.	65,433	867
* Fiesta Restaurant Group Inc.	16,628	859
Abercrombie & Fitch Co.	43,196	858
Guess? Inc.	38,380	849
* Dorman Products Inc.	16,576	835
Drew Industries Inc.	14,959	827
* Popeyes Louisiana Kitchen Inc.	14,351	798
* Boyd Gaming Corp.	49,461	796
* Orbitz Worldwide Inc.	69,257	794
* Select Comfort Corp.	32,420	789
* Standard Pacific Corp.	90,685	766
Children's Place Inc.	12,781	766
* Meritor Inc.	60,531	766
Oxford Industries Inc.	9,080	764
* Mattress Firm Holding Corp.	12,708	764
SeaWorld Entertainment Inc.	42,383	754
Finish Line Inc. Class A	28,546	753
KB Home	50,593	741
Buckle Inc.	17,553	741
Sturm Ruger & Co. Inc.	11,588	729
* Stamps.com Inc.	8,841	728
* zulily Inc. Class A	40,673	722
Scholastic Corp.	16,530	714
Outerwall Inc.	11,438	705
* Crocs Inc.	47,721	703
* Media General Inc.	59,400	698
MDC Holdings Inc.	24,219	690
* Red Robin Gourmet Burgers Inc.	8,756	690
* Krispy Kreme Doughnuts Inc.	40,205	689
* Tumi Holdings Inc.	34,772	686
* Belmond Ltd. Class A	60,054	683
* Vitamin Shoppe Inc.	18,451	661
* Diamond Resorts International Inc.	25,819	656
* Apollo Education Group Inc.	58,482	650
EW Scripps Co. Class A	36,659	642
Bob Evans Farms Inc.	13,762	622
ClubCorp Holdings Inc.	27,429	617
* Hibbett Sports Inc.	15,485	612
* Smith & Wesson Holding Corp.	33,607	608
* Denny's Corp.	52,317	588
* Eros International plc	17,535	581
* BJ's Restaurants Inc.	13,405	576
Cato Corp. Class A	16,341	574
Pier 1 Imports Inc.	56,186	572
International Speedway Corp. Class A	17,409	559
* TiVo Inc.	60,584	551
* American Woodmark Corp.	8,024	532
MDC Partners Inc. Class A	27,010	530
* 2U Inc.	14,906	521
Remy International Inc.	17,776	521
* Conn's Inc.	17,010	508
* Steiner Leisure Ltd.	7,959	507
Nutrisystem Inc.	18,080	506
National CineMedia Inc.	38,102	501
* LifeLock Inc.	58,987	498
Barnes & Noble Inc.	31,660	494
* Constant Contact Inc.	19,751	489
Interval Leisure Group Inc.	24,261	487
* Dave & Buster's Entertainment Inc.	14,125	486

2

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2015

			Market
			Value
		Shares	($000)
*	Cooper-Standard Holding Inc.	8,419	483
	Libbey Inc.	13,541	477
	Ethan Allen Interiors Inc.	15,841	471
*,^	Wayfair Inc.	12,472	465
*	Universal Electronics Inc.	9,905	452
*	Gray Television Inc.	38,683	448
	Standard Motor Products Inc.	12,376	438
	Sonic Automotive Inc. Class A	20,147	433
	Callaway Golf Co.	48,595	430
*,^	Zoe's Kitchen Inc.	12,055	416
*	Iconix Brand Group Inc.	29,830	414
	New Media Investment Group Inc.	27,439	409
*	Taylor Morrison Home Corp. Class A	20,345	406
*	Pep Boys-Manny Moe & Jack	33,339	403
*	Shutterstock Inc.	11,988	402
*	Cavco Industries Inc.	5,459	391
*	HealthStream Inc.	15,524	386
	AMC Entertainment Holdings Inc.	13,147	381
*	M/I Homes Inc.	15,245	381
*	Biglari Holdings Inc.	1,015	379
	World Wrestling Entertainment Inc. Class A	18,688	375
	Capella Education Co.	7,632	372
*	Carmike Cinemas Inc.	15,184	362
*	Rentrak Corp.	7,932	362
*	Performance Sports Group Ltd.	27,704	360
*	Strayer Education Inc.	6,860	358
*	Chegg Inc.	47,886	356
*	Motorcar Parts of America Inc.	11,137	355
*,^	Coupons.com Inc.	37,412	349
	Winnebago Industries Inc.	16,862	345
	Ruth's Hospitality Group Inc.	21,461	345
*,^	Scientific Games Corp. Class A	31,136	343
	Viad Corp.	12,433	340
*	FTD Cos. Inc.	11,349	339
*	Beazer Homes USA Inc.	20,179	337
*	Central Garden & Pet Co. Class A	25,853	327
*,^	Caesars Entertainment Corp.	33,799	323
	Entravision Communications Corp. Class A	39,931	321
*	Tower International Inc.	13,002	318
*	Zumiez Inc.	13,545	316
*	Chuy's Holdings Inc.	10,138	311
*	Nautilus Inc.	19,581	299
	Fred's Inc. Class A	22,724	298
*	Francesca's Holdings Corp.	26,430	297
	Haverty Furniture Cos. Inc.	12,547	290
	Movado Group Inc.	10,075	285
	Superior Industries International Inc.	14,634	279
*	Regis Corp.	25,601	277
*	K12 Inc.	20,895	276
*	William Lyon Homes Class A	12,186	276
*	Carrols Restaurant Group Inc.	21,625	274
	Inter Parfums Inc.	10,550	271
*	Party City Holdco Inc.	15,616	265
*	MarineMax Inc.	16,018	261
*	Barnes & Noble Education Inc.	20,095	259
*	Sequential Brands Group Inc.	15,791	258
*,^	Lumber Liquidators Holdings Inc.	17,077	258
*	Isle of Capri Casinos Inc.	13,961	258
*	Lands' End Inc.	9,971	254
	Citi Trends Inc.	9,445	249
*	Ruby Tuesday Inc.	37,684	248
*	Blue Nile Inc.	7,273	248
*	XO Group Inc.	16,633	244
	National Presto Industries Inc.	2,963	243

3

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2015

			Market
			Value
		Shares	($000)
	Shoe Carnival Inc.	9,377	243
*	Revlon Inc. Class A	7,228	241
	Kirkland's Inc.	10,661	238
*	WCI Communities Inc.	9,453	236
*	American Public Education Inc.	10,694	235
*	RealD Inc.	24,772	233
	Carriage Services Inc. Class A	9,921	228
*	LGI Homes Inc.	8,540	222
	Marcus Corp.	11,329	220
*	Tuesday Morning Corp.	27,676	219
	Stage Stores Inc.	20,120	216
*	Stoneridge Inc.	17,495	214
*	Del Frisco's Restaurant Group Inc.	14,262	212
*	Century Communities Inc.	9,587	211
	Arctic Cat Inc.	7,817	207
*	Caesars Acquisition Co. Class A	27,879	198
*	Tile Shop Holdings Inc.	16,605	198
	Tribune Publishing Co.	16,660	196
	Stein Mart Inc.	18,255	196
	Bassett Furniture Industries Inc.	6,650	193
*	Malibu Boats Inc. Class A	11,034	191
*	Perry Ellis International Inc.	7,474	185
*	America's Car-Mart Inc.	5,155	185
*	Shake Shack Inc. Class A	3,653	182
*,^	Etsy Inc.	12,719	182
*	Habit Restaurants Inc. Class A	7,139	178
*	Federal-Mogul Holdings Corp.	19,306	178
*,^	Elizabeth Arden Inc.	15,646	173
*	Entercom Communications Corp. Class A	15,227	168
*	Build-A-Bear Workshop Inc.	8,536	167
*	Eldorado Resorts Inc.	17,573	166
*,^	Container Store Group Inc.	9,739	165
*	Boot Barn Holdings Inc.	7,414	162
*	Career Education Corp.	43,026	160
	Hooker Furniture Corp.	6,611	158
*	Fox Factory Holding Corp.	10,451	157
	CSS Industries Inc.	5,758	152
*	Eastman Kodak Co.	10,802	152
*	Vera Bradley Inc.	13,597	147
*	Angie's List Inc.	27,372	145
*	Potbelly Corp.	13,556	143
	Speedway Motorsports Inc.	7,334	142
*	Overstock.com Inc.	7,179	141
*	ZAGG Inc.	18,963	139
*	Sportsman's Warehouse Holdings Inc.	10,701	138
*	Cherokee Inc.	5,392	138
	Strattec Security Corp.	2,189	138
*	Hovnanian Enterprises Inc. Class A	73,625	138
	Big 5 Sporting Goods Corp.	11,612	134
	Winmark Corp.	1,346	133
*	Destination XL Group Inc.	21,727	131
*	1-800-Flowers.com Inc. Class A	15,661	131
*	Franklin Covey Co.	7,738	129
	Metaldyne Performance Group Inc.	6,854	129
*	Cumulus Media Inc. Class A	89,775	128
*	Daily Journal Corp.	655	128
*	Reading International Inc. Class A	9,848	126
*	QuinStreet Inc.	21,805	120
*	Crown Media Holdings Inc. Class A	22,237	119
*	Bravo Brio Restaurant Group Inc.	9,323	119
*	Horizon Global Corp.	11,229	117
	Harte-Hanks Inc.	30,102	116
*	Jamba Inc.	8,355	115
*	JAKKS Pacific Inc.	11,968	114

4

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2015

			Market
			Value
		Shares	($000)
*	El Pollo Loco Holdings Inc.	8,649	113
*	Martha Stewart Living Omnimedia Inc. Class A	18,433	112
	Escalade Inc.	6,172	110
*	Monarch Casino & Resort Inc.	6,254	110
	Weyco Group Inc.	4,033	109
	Flexsteel Industries Inc.	3,486	107
*,^	Weight Watchers International Inc.	17,320	106
*	Bojangles' Inc.	4,982	104
*	Black Diamond Inc.	13,601	101
*	TubeMogul Inc.	9,161	101
	Journal Media Group Inc.	14,634	98
*	Intrawest Resorts Holdings Inc.	10,860	98
*	Noodles & Co. Class A	8,172	97
*	Central European Media Enterprises Ltd. Class A	43,790	96
*	Kona Grill Inc.	5,243	96
	Lifetime Brands Inc.	6,529	95
*	West Marine Inc.	10,703	94
*	Skullcandy Inc.	13,247	93
*	Sizmek Inc.	14,006	92
*	VOXX International Corp. Class A	11,689	91
	Liberty Tax Inc.	3,804	90
*	Vince Holding Corp.	9,750	89
*	Fenix Parts Inc.	8,956	89
*	EVINE Live Inc.	31,571	85
	Marchex Inc. Class B	21,322	85
*	Papa Murphy's Holdings Inc.	5,622	83
*	Bridgepoint Education Inc.	10,260	83
	Superior Uniform Group Inc.	4,875	83
	Collectors Universe Inc.	4,431	83
	Johnson Outdoors Inc. Class A	3,299	83
	Saga Communications Inc. Class A	2,361	82
*	Hemisphere Media Group Inc. Class A	6,012	82
*	Morgans Hotel Group Co.	17,462	80
*	New Home Co. Inc.	5,330	79
*	Care.com Inc.	11,310	67
*	Systemax Inc.	6,568	60
*	Tilly's Inc. Class A	7,015	56
	Universal Technical Institute Inc.	12,014	54
	Marine Products Corp.	7,046	49
*	Townsquare Media Inc. Class A	4,194	48
*	Cambium Learning Group Inc.	8,582	45
*	Empire Resorts Inc.	9,633	41
*	Christopher & Banks Corp.	21,778	38
*	Quiksilver Inc.	74,592	32
*	SFX Entertainment Inc.	27,316	28
	bebe stores inc	15,932	22
			164,477
Consumer Staples (3.0%)
	Casey's General Stores Inc.	24,084	2,549
*	Post Holdings Inc.	38,044	2,483
*	TreeHouse Foods Inc.	26,578	2,109
*	United Natural Foods Inc.	31,041	1,495
*	SUPERVALU Inc.	162,280	1,337
	Vector Group Ltd.	50,646	1,207
*	Boston Beer Co. Inc. Class A	5,635	1,156
	B&G Foods Inc.	35,928	1,092
	Lancaster Colony Corp.	11,481	1,089
	J&J Snack Foods Corp.	9,230	1,052
	Cal-Maine Foods Inc.	19,413	1,031
	Snyder's-Lance Inc.	30,278	1,022
	Dean Foods Co.	58,491	963
	Sanderson Farms Inc.	13,893	959
*	Diplomat Pharmacy Inc.	22,427	886
	Core-Mark Holding Co. Inc.	14,316	860

5

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2015

			Market
			Value
		Shares	($000)
	Fresh Del Monte Produce Inc.	20,658	818
	WD-40 Co.	9,030	756
	Universal Corp.	14,006	689
	SpartanNash Co.	23,315	660
	Andersons Inc.	17,722	627
*	Fresh Market Inc.	26,781	577
*	Seaboard Corp.	161	535
	Calavo Growers Inc.	9,162	534
*	USANA Health Sciences Inc.	3,512	514
*	Diamond Foods Inc.	16,330	493
	Coca-Cola Bottling Co. Consolidated	2,888	445
	Ingles Markets Inc. Class A	8,182	407
	Tootsie Roll Industries Inc.	11,393	354
	Weis Markets Inc.	6,764	275
*	Boulder Brands Inc.	33,263	273
	John B Sanfilippo & Son Inc.	5,181	268
*	Smart & Final Stores Inc.	15,138	247
*	Omega Protein Corp.	13,407	229
	PetMed Express Inc.	12,610	209
*	Medifast Inc.	6,845	190
*	National Beverage Corp.	7,049	186
*	Chefs' Warehouse Inc.	11,601	176
*,^	Freshpet Inc.	12,871	167
	Orchids Paper Products Co.	5,875	147
*	Seneca Foods Corp. Class A	4,821	142
	Limoneira Co.	7,131	135
*	Natural Grocers by Vitamin Cottage Inc.	5,377	131
	Natural Health Trends Corp.	4,752	127
*	Nutraceutical International Corp.	5,073	123
	Village Super Market Inc. Class A	4,359	121
	MGP Ingredients Inc.	6,671	106
*	Farmer Bros Co.	4,633	106
*	Inventure Foods Inc.	11,893	103
	Alico Inc.	2,397	101
	Nature's Sunshine Products Inc.	6,127	75
*	Synutra International Inc.	13,015	65
*	Craft Brew Alliance Inc.	6,191	51
*	Castle Brands Inc.	40,552	49
*	Lifeway Foods Inc.	2,883	41
*	Arcadia Biosciences Inc.	4,074	26
*	Fairway Group Holdings Corp.	10,501	24
			32,592
Energy (2.9%)
	Western Refining Inc.	44,094	1,897
	SemGroup Corp. Class A	27,214	1,497
*	PDC Energy Inc.	24,827	1,395
*	Carrizo Oil & Gas Inc.	31,894	1,162
	Delek US Holdings Inc.	35,558	1,094
*	Matador Resources Co.	45,349	1,039
*	Oasis Petroleum Inc.	86,289	963
	Exterran Holdings Inc.	43,027	960
*	Oil States International Inc.	31,982	907
*	Parsley Energy Inc. Class A	51,736	890
*	RSP Permian Inc.	36,628	877
*,^	Ultra Petroleum Corp.	94,964	809
	Atwood Oceanics Inc.	40,073	766
*	McDermott International Inc.	149,217	758
*	SEACOR Holdings Inc.	11,313	730
*	Synergy Resources Corp.	64,777	696
*	Flotek Industries Inc.	33,188	649
*	Forum Energy Technologies Inc.	36,941	581
	Green Plains Inc.	23,525	500
*	Unit Corp.	31,337	476
	SunCoke Energy Inc.	40,746	468

6

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2015

			Market
			Value
		Shares	($000)
^	Peabody Energy Corp.	173,215	468
*	Helix Energy Solutions Group Inc.	66,353	461
*	Hornbeck Offshore Services Inc.	20,083	397
*	Newpark Resources Inc.	52,494	385
*	TETRA Technologies Inc.	48,725	375
*	Callon Petroleum Co.	40,207	369
	Alon USA Energy Inc.	19,479	361
	CARBO Ceramics Inc.	11,948	328
*	Matrix Service Co.	16,297	326
*,^	Halcon Resources Corp.	223,165	257
*	Parker Drilling Co.	75,286	254
*,^	Clean Energy Fuels Corp.	43,774	233
*,^	Northern Oil and Gas Inc.	38,394	231
*	Bonanza Creek Energy Inc.	30,117	230
*	Renewable Energy Group Inc.	26,933	227
*	RigNet Inc.	7,560	218
*	REX American Resources Corp.	3,984	214
*,^	Sanchez Energy Corp.	33,144	213
*	Era Group Inc.	12,496	211
	Tesco Corp.	24,183	205
*	Stone Energy Corp.	35,687	202
*	Fairmount Santrol Holdings Inc.	39,696	199
*	Par Petroleum Corp.	9,634	186
*	C&J Energy Services Ltd.	33,615	186
*	Clayton Williams Energy Inc.	3,567	181
	Panhandle Oil and Gas Inc. Class A	10,010	176
*	Bill Barrett Corp.	32,068	175
*	Cloud Peak Energy Inc.	36,253	173
*	Natural Gas Services Group Inc.	7,856	170
*	Westmoreland Coal Co.	11,011	167
*	Trecora Resources	12,768	165
*	PowerSecure International Inc.	13,477	162
*	Green Brick Partners Inc.	13,308	162
*	EnerNOC Inc.	17,165	160
*	Vivint Solar Inc.	12,705	158
*	Ring Energy Inc.	15,304	157
*	Geospace Technologies Corp.	8,256	146
*	Pacific Ethanol Inc.	19,967	141
*,^	SandRidge Energy Inc.	259,214	138
*	Civeo Corp.	69,807	136
*	Basic Energy Services Inc.	25,921	135
*,^	Solazyme Inc.	50,475	134
*	Pioneer Energy Services Corp.	38,976	129
*,^	FuelCell Energy Inc.	154,197	127
*,^	Triangle Petroleum Corp.	28,606	116
*	Eclipse Resources Corp.	28,532	110
*	Abraxas Petroleum Corp.	55,968	109
^	Energy XXI Ltd.	54,557	104
*	Magnum Hunter Resources Corp.	128,351	103
*,^	Rex Energy Corp.	29,202	101
*	Jones Energy Inc. Class A	16,977	101
*	Contango Oil & Gas Co.	10,531	98
*	Seventy Seven Energy Inc.	33,735	97
	Evolution Petroleum Corp.	14,510	85
	EXCO Resources Inc.	97,504	81
	Nordic American Offshore Ltd.	11,641	80
*	Enphase Energy Inc.	16,922	78
*	Gastar Exploration Inc.	45,530	75
*	Ameresco Inc. Class A	13,100	74
^	W&T Offshore Inc.	20,547	73
*	Isramco Inc.	538	70
*	Independence Contract Drilling Inc.	9,614	67
	Adams Resources & Energy Inc.	1,315	60
*	Key Energy Services Inc.	81,617	58

7

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2015

			Market
			Value
		Shares	($000)
*,^	Approach Resources Inc.	22,169	57
	Hallador Energy Co.	6,612	53
*	Penn Virginia Corp.	39,993	49
*	ION Geophysical Corp.	89,828	47
*	TransAtlantic Petroleum Ltd.	15,082	46
*,^	Erin Energy Corp.	9,470	38
	North Atlantic Drilling Ltd.	37,667	33
*	Earthstone Energy Inc.	650	11
*	Global Geophysical Services Inc.	127	—
			31,016
Financial Services (25.4%)
	First American Financial Corp.	67,194	2,611
	CubeSmart	103,115	2,608
	Investors Bancorp Inc.	216,188	2,547
*	Strategic Hotels & Resorts Inc.	170,664	2,302
	Umpqua Holdings Corp.	136,721	2,285
	RLJ Lodging Trust	81,938	2,257
	Prosperity Bancshares Inc.	43,420	2,244
*	MGIC Investment Corp.	210,538	2,223
	Highwoods Properties Inc.	58,302	2,212
	LaSalle Hotel Properties	70,025	2,203
	CNO Financial Group Inc.	122,080	2,184
	Radian Group Inc.	118,659	2,133
	MarketAxess Holdings Inc.	23,136	2,092
*	Euronet Worldwide Inc.	32,160	2,073
	New Residential Investment Corp.	142,835	2,023
	Bank of the Ozarks Inc.	48,344	2,021
	Webster Financial Corp.	56,274	1,991
	Sovran Self Storage Inc.	22,046	1,978
*	Stifel Financial Corp.	42,080	1,961
	Sun Communities Inc.	28,888	1,884
	FirstMerit Corp.	102,770	1,846
	PrivateBancorp Inc.	48,731	1,844
	EPR Properties	35,449	1,804
	Sunstone Hotel Investors Inc.	129,361	1,789
	DCT Industrial Trust Inc.	55,078	1,769
	Pebblebrook Hotel Trust	44,542	1,695
	Medical Properties Trust Inc.	144,511	1,686
	Fair Isaac Corp.	19,249	1,647
*	Western Alliance Bancorp	53,308	1,627
	United Bankshares Inc.	43,050	1,611
*	PRA Group Inc.	29,954	1,596
	MB Financial Inc.	46,569	1,534
*	Texas Capital Bancshares Inc.	28,376	1,528
	Colony Capital Inc. Class A	69,242	1,503
	Wintrust Financial Corp.	29,395	1,499
	Cathay General Bancorp	49,537	1,468
	Symetra Financial Corp.	46,555	1,465
	DiamondRock Hospitality Co.	124,418	1,463
	IBERIABANK Corp.	23,669	1,441
	Healthcare Realty Trust Inc.	62,232	1,425
	BancorpSouth Inc.	59,849	1,422
	RLI Corp.	26,773	1,395
	GEO Group Inc.	46,279	1,390
	Ryman Hospitality Properties Inc.	26,954	1,381
	Kennedy-Wilson Holdings Inc.	57,527	1,378
	Valley National Bancorp	144,140	1,364
	FNB Corp.	108,291	1,360
	Hancock Holding Co.	48,285	1,356
	Janus Capital Group Inc.	91,014	1,354
	Primerica Inc.	31,833	1,353
	Heartland Payment Systems Inc.	22,688	1,352
	Home BancShares Inc.	35,389	1,349
	Washington Federal Inc.	58,786	1,334

8

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2015

		Market
		Value
	Shares	($000)
Fulton Financial Corp.	109,529	1,332
First Industrial Realty Trust Inc.	68,639	1,331
* Blackhawk Network Holdings Inc.	33,658	1,330
WisdomTree Investments Inc.	70,728	1,326
Hudson Pacific Properties Inc.	46,147	1,310
CyrusOne Inc.	41,080	1,301
National Health Investors Inc.	23,287	1,283
Xenia Hotels & Resorts Inc.	69,224	1,281
Acadia Realty Trust	42,639	1,260
First Financial Bankshares Inc.	39,762	1,238
Cousins Properties Inc.	134,269	1,231
UMB Financial Corp.	24,405	1,223
American Equity Investment Life Holding Co.	50,317	1,221
Kite Realty Group Trust	51,811	1,218
Glacier Bancorp Inc.	46,821	1,218
EverBank Financial Corp.	59,985	1,187
Urban Edge Properties	55,033	1,151
First Citizens BancShares Inc. Class A	4,777	1,133
South State Corp.	14,992	1,127
Evercore Partners Inc. Class A	21,458	1,124
* BofI Holding Inc.	9,516	1,102
Columbia Banking System Inc.	35,763	1,084
EastGroup Properties Inc.	20,025	1,081
Selective Insurance Group Inc.	35,302	1,070
CVB Financial Corp.	65,868	1,070
Equity One Inc.	45,514	1,070
Chesapeake Lodging Trust	36,977	1,069
Pinnacle Financial Partners Inc.	22,240	1,055
Capitol Federal Financial Inc.	87,196	1,051
DuPont Fabros Technology Inc.	39,141	1,046
National Penn Bancshares Inc.	86,847	1,043
Financial Engines Inc.	32,142	1,043
Sterling Bancorp	74,313	1,043
Washington REIT	42,241	1,039
Invesco Mortgage Capital Inc.	76,330	1,038
Mack-Cali Realty Corp.	55,250	1,035
Lexington Realty Trust	127,360	1,028
Alexander & Baldwin Inc.	30,284	1,025
Old National Bancorp	72,517	1,001
BGC Partners Inc. Class A	113,583	996
Chambers Street Properties	146,827	994
Retail Opportunity Investments Corp.	61,465	979
* Hilltop Holdings Inc.	47,205	975
Hatteras Financial Corp.	60,000	974
Argo Group International Holdings Ltd.	17,316	969
Sabra Health Care REIT Inc.	40,376	968
New York REIT Inc.	100,709	965
Trustmark Corp.	41,878	964
* Cardtronics Inc.	27,817	960
Monogram Residential Trust Inc.	103,221	956
Kemper Corp.	26,961	955
* Essent Group Ltd.	34,454	923
Astoria Financial Corp.	55,775	902
Community Bank System Inc.	25,273	901
LTC Properties Inc.	22,032	899
American Assets Trust Inc.	23,039	887
PS Business Parks Inc.	12,085	882
Education Realty Trust Inc.	29,974	877
International Bancshares Corp.	33,575	861
First Midwest Bancorp Inc.	48,331	853
HFF Inc. Class A	23,453	852
^ Pennsylvania REIT	42,845	850
Horace Mann Educators Corp.	25,503	847
LegacyTexas Financial Group Inc.	29,510	836

9

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2015

		Market
		Value
	Shares	($000)
Potlatch Corp.	25,216	833
Parkway Properties Inc.	52,465	831
* Enstar Group Ltd.	5,634	823
Simmons First National Corp. Class A	18,505	812
Northwest Bancshares Inc.	62,931	808
Gramercy Property Trust Inc.	35,508	785
Renasant Corp.	24,916	781
* Eagle Bancorp Inc.	18,544	777
Provident Financial Services Inc.	40,679	770
CYS Investments Inc.	98,027	766
Redwood Trust Inc.	52,231	762
Ramco-Gershenson Properties Trust	49,063	760
Hersha Hospitality Trust Class A	30,424	744
EVERTEC Inc.	40,782	738
CoreSite Realty Corp.	15,082	734
Independent Bank Corp.	16,209	734
WesBanco Inc.	23,835	734
* Third Point Reinsurance Ltd.	52,322	732
* St. Joe Co.	41,670	727
* First Cash Financial Services Inc.	17,478	721
Select Income REIT	38,841	721
* FNFV Group	49,605	718
BBCN Bancorp Inc.	49,312	717
FelCor Lodging Trust Inc.	88,815	717
Westamerica Bancorporation	15,839	715
NBT Bancorp Inc.	27,307	707
First Financial Bancorp	38,239	705
PennyMac Mortgage Investment Trust	46,235	697
QTS Realty Trust Inc. Class A	17,316	696
Government Properties Income Trust	43,618	691
STAG Industrial Inc.	40,371	689
Park National Corp.	8,089	681
Chemical Financial Corp.	20,898	667
Union Bankshares Corp.	28,031	662
* iStar Inc.	53,013	661
Kearny Financial Corp.	58,056	659
Summit Hotel Properties Inc.	54,097	656
* Encore Capital Group Inc.	16,147	656
S&T Bancorp Inc.	21,675	649
Great Western Bancorp Inc.	25,618	645
* Beneficial Bancorp Inc.	51,468	640
Greenhill & Co. Inc.	18,154	637
Physicians Realty Trust	43,588	632
* HRG Group Inc.	49,046	632
* MBIA Inc.	89,586	629
Capstead Mortgage Corp.	59,479	620
Boston Private Financial Holdings Inc.	51,693	615
United Community Banks Inc.	31,291	612
New Senior Investment Group Inc.	53,733	612
First Merchants Corp.	23,432	610
Apollo Commercial Real Estate Finance Inc.	36,383	596
ARMOUR Residential REIT Inc.	27,397	585
Franklin Street Properties Corp.	56,136	584
Banner Corp.	13,015	578
* FCB Financial Holdings Inc. Class A	17,431	575
Starwood Waypoint Residential Trust	23,678	570
Nelnet Inc. Class A	14,735	555
Infinity Property & Casualty Corp.	7,148	552
AMERISAFE Inc.	11,807	552
Talmer Bancorp Inc. Class A	33,937	551
Stewart Information Services Corp.	14,226	551
Terreno Realty Corp.	26,803	545
Ameris Bancorp	19,991	545
Chatham Lodging Trust	23,741	545

10

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2015

			Market
			Value
		Shares	($000)
	Altisource Residential Corp.	35,460	541
	Towne Bank	28,330	520
	ServisFirst Bancshares Inc.	13,695	513
	Investors Real Estate Trust	76,655	513
	Berkshire Hills Bancorp Inc.	18,298	512
*	Navigators Group Inc.	6,576	500
*	Green Dot Corp. Class A	28,197	499
*	Ocwen Financial Corp.	66,597	495
*	Xoom Corp.	19,914	494
	Tompkins Financial Corp.	9,323	489
	Universal Insurance Holdings Inc.	19,854	489
	Virtus Investment Partners Inc.	4,244	488
	First Commonwealth Financial Corp.	55,146	488
	Safety Insurance Group Inc.	9,279	488
	WSFS Financial Corp.	17,603	485
	American Capital Mortgage Investment Corp.	31,720	484
	Hanmi Financial Corp.	19,894	482
	Alexander's Inc.	1,300	472
	Cash America International Inc.	17,034	470
	Wilshire Bancorp Inc.	43,748	467
	Banco Latinoamericano de Comercio Exterior SA	18,739	462
	Brookline Bancorp Inc.	43,694	461
	STORE Capital Corp.	22,717	458
*	Greenlight Capital Re Ltd. Class A	17,943	458
	Inland Real Estate Corp.	54,354	457
	National General Holdings Corp.	24,774	454
	Maiden Holdings Ltd.	31,509	452
*	Ambac Financial Group Inc.	27,613	449
	City Holding Co.	9,344	445
	Cardinal Financial Corp.	19,937	445
	New York Mortgage Trust Inc.	67,795	443
	Rexford Industrial Realty Inc.	34,312	443
	State Bank Financial Corp.	21,870	442
	Employers Holdings Inc.	19,770	436
	Northfield Bancorp Inc.	29,075	435
	National Bank Holdings Corp. Class A	21,435	432
*	Meridian Bancorp Inc.	33,747	430
*	Capital Bank Financial Corp.	13,822	425
	Lakeland Financial Corp.	10,316	424
	United Fire Group Inc.	12,678	421
	Oritani Financial Corp.	27,384	413
	Southside Bancshares Inc.	15,703	409
*	Customers Bancorp Inc.	16,654	408
*,^	Nationstar Mortgage Holdings Inc.	24,395	408
*	Walker & Dunlop Inc.	16,555	403
	Ashford Hospitality Trust Inc.	51,908	402
	Heartland Financial USA Inc.	10,967	399
	Sandy Spring Bancorp Inc.	15,438	396
*	Piper Jaffray Cos.	9,330	391
	CenterState Banks Inc.	28,169	389
	Ladder Capital Corp.	24,891	388
*	LendingTree Inc.	3,627	384
	Hannon Armstrong Sustainable Infrastructure Capital Inc.	20,163	383
	InfraREIT Inc.	13,578	383
	First Potomac Realty Trust	36,405	383
	United Financial Bancorp Inc.	30,443	382
	Cohen & Steers Inc.	12,713	381
*,^	Walter Investment Management Corp.	23,081	379
	Flushing Financial Corp.	18,294	365
	Universal Health Realty Income Trust	7,845	361
*	Cowen Group Inc. Class A	68,155	361
	BNC Bancorp	17,388	359
	Diamond Hill Investment Group Inc.	1,837	358
*	Marcus & Millichap Inc.	8,424	358

11

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2015

		Market
		Value
	Shares	($000)
Rouse Properties Inc.	22,849	355
ConnectOne Bancorp Inc.	18,533	355
Washington Trust Bancorp Inc.	9,085	351
TrustCo Bank Corp. NY	58,962	349
Silver Bay Realty Trust Corp.	22,225	348
Monmouth Real Estate Investment Corp.	36,290	345
Cass Information Systems Inc.	7,151	345
Investment Technology Group Inc.	20,938	344
Community Trust Bancorp Inc.	9,704	341
FBL Financial Group Inc. Class A	5,961	340
Western Asset Mortgage Capital Corp.	26,186	335
American Residential Properties Inc.	19,710	334
CareTrust REIT Inc.	29,741	333
TriCo Bancshares	14,037	333
Heritage Financial Corp.	18,748	332
Bryn Mawr Bank Corp.	11,131	330
Dime Community Bancshares Inc.	19,355	330
* First NBC Bank Holding Co.	9,385	328
^ United Development Funding IV	18,737	328
Cedar Realty Trust Inc.	52,263	327
Anworth Mortgage Asset Corp.	64,989	327
Yadkin Financial Corp.	15,646	326
First Interstate BancSystem Inc. Class A	12,194	325
Stock Yards Bancorp Inc.	9,179	323
National Western Life Insurance Co. Class A	1,389	316
Agree Realty Corp.	10,954	312
Urstadt Biddle Properties Inc. Class A	17,339	311
* HomeStreet Inc.	13,847	308
1st Source Corp.	10,271	308
Saul Centers Inc.	6,121	302
Moelis & Co. Class A	10,977	299
AG Mortgage Investment Trust Inc.	17,805	294
Central Pacific Financial Corp.	14,177	294
Enterprise Financial Services Corp.	12,237	293
RAIT Financial Trust	56,155	291
CoBiz Financial Inc.	22,212	286
First Busey Corp.	44,382	284
* First BanCorp	70,614	283
Virtu Financial Inc. Class A	11,721	276
Banc of California Inc.	22,174	275
Apollo Residential Mortgage Inc.	19,676	275
MainSource Financial Group Inc.	13,195	273
BancFirst Corp.	4,465	270
* Forestar Group Inc.	20,853	270
RE/MAX Holdings Inc.	7,320	269
Resource Capital Corp.	81,620	264
* Heritage Insurance Holdings Inc.	15,041	264
Westwood Holdings Group Inc.	4,730	263
Great Southern Bancorp Inc.	6,520	263
* Square 1 Financial Inc. Class A	10,358	261
* NMI Holdings Inc. Class A	31,334	261
Lakeland Bancorp Inc.	23,464	260
Independent Bank Group Inc.	6,046	256
* Flagstar Bancorp Inc.	12,544	255
OM Asset Management plc	15,371	254
Peoples Bancorp Inc.	11,506	253
Getty Realty Corp.	15,974	252
Blue Hills Bancorp Inc.	17,702	250
Bridge Bancorp Inc.	9,388	247
CatchMark Timber Trust Inc. Class A	24,470	246
* Pacific Premier Bancorp Inc.	13,127	246
* INTL. FCStone Inc.	9,195	243
OFG Bancorp	28,059	242
* KCG Holdings Inc. Class A	20,678	238

12

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2015

			Market
			Value
		Shares	($000)
	Arlington Asset Investment Corp. Class A	14,228	237
	German American Bancorp Inc.	8,056	233
	Opus Bank	6,333	233
	Ashford Hospitality Prime Inc.	16,811	233
	GAMCO Investors Inc.	3,963	232
	Univest Corp. of Pennsylvania	11,931	231
	Clifton Bancorp Inc.	16,623	229
*	HomeTrust Bancshares Inc.	12,574	229
*	Seacoast Banking Corp. of Florida	14,582	227
	Dynex Capital Inc.	33,152	222
	Preferred Bank	7,240	222
	First Financial Corp.	6,744	222
*	CU Bancorp	10,269	222
*	Safeguard Scientifics Inc.	12,602	221
	First Defiance Financial Corp.	5,784	218
	Financial Institutions Inc.	8,789	218
*	Altisource Portfolio Solutions SA	8,003	215
	Waterstone Financial Inc.	16,679	215
	Metro Bancorp Inc.	7,469	214
	Ares Commercial Real Estate Corp.	17,078	214
	Mercantile Bank Corp.	10,460	212
*	Enova International Inc.	16,251	211
	First Bancorp	12,399	211
*	Everi Holdings Inc.	40,763	211
	HCI Group Inc.	5,276	210
	Bank Mutual Corp.	28,993	210
	Stonegate Bank	6,722	210
	Peapack Gladstone Financial Corp.	9,773	207
	OneBeacon Insurance Group Ltd. Class A	14,265	206
	Campus Crest Communities Inc.	39,663	205
	Independent Bank Corp.	14,570	205
	Park Sterling Corp.	28,306	204
*	Ezcorp Inc. Class A	32,135	203
*	Tejon Ranch Co.	8,539	202
	State Auto Financial Corp.	9,205	202
	Suffolk Bancorp	7,433	198
	Southwest Bancorp Inc.	11,873	198
	First of Long Island Corp.	7,676	196
	Fidelity Southern Corp.	10,108	195
	Federated National Holding Co.	8,892	195
*,^	Citizens Inc. Class A	30,643	193
*	Anchor BanCorp Wisconsin Inc.	4,692	192
	Whitestone REIT	16,484	188
	CorEnergy Infrastructure Trust Inc.	36,575	188
	Gladstone Commercial Corp.	13,021	188
	State National Cos. Inc.	19,657	187
	First Community Bancshares Inc.	10,463	185
	James River Group Holdings Ltd.	6,712	185
	West Bancorporation Inc.	10,180	184
	Arrow Financial Corp.	6,649	183
	Meta Financial Group Inc.	4,180	182
	Camden National Corp.	4,535	181
	NewBridge Bancorp	21,661	181
	National Storage Affiliates Trust	13,872	180
*	PICO Holdings Inc.	13,836	179
	Bank of Marin Bancorp	3,629	174
*	Ladenburg Thalmann Financial Services Inc.	66,645	174
	First Connecticut Bancorp Inc.	10,106	172
	Fidelity & Guaranty Life	6,965	172
*	NewStar Financial Inc.	14,942	170
*	eHealth Inc.	11,343	169
	Horizon Bancorp	7,058	167
	One Liberty Properties Inc.	7,561	165
*	TriState Capital Holdings Inc.	13,160	165

13

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2015

		Market
		Value
	Shares	($000)
Peoples Financial Services Corp.	4,584	164
GAIN Capital Holdings Inc.	19,681	163
* World Acceptance Corp.	4,317	162
* MoneyGram International Inc.	18,218	159
* Bancorp Inc.	21,438	157
QCR Holdings Inc.	7,237	157
OceanFirst Financial Corp.	8,486	156
Armada Hoffler Properties Inc.	15,608	156
Republic Bancorp Inc. Class A	6,176	154
CNB Financial Corp.	9,020	154
Pacific Continental Corp.	11,882	154
Citizens & Northern Corp.	7,666	153
United Community Financial Corp.	30,652	153
Guaranty Bancorp	9,409	151
Federal Agricultural Mortgage Corp.	6,375	151
Consolidated-Tomoka Land Co.	2,698	148
NexPoint Residential Trust Inc.	11,791	146
* PennyMac Financial Services Inc. Class A	8,376	144
* Real Industry Inc.	14,856	144
Preferred Apartment Communities Inc. Class A	14,054	144
United Insurance Holdings Corp.	10,656	140
MidWestOne Financial Group Inc.	4,755	139
Baldwin & Lyons Inc.	6,014	138
Ames National Corp.	5,780	137
* Global Indemnity plc	5,083	136
BankFinancial Corp.	11,090	136
* FRP Holdings Inc.	4,333	135
National Bankshares Inc.	4,238	135
Heritage Commerce Corp.	12,641	134
Bluerock Residential Growth REIT Inc. Class A	11,873	133
Territorial Bancorp Inc.	5,131	133
Orchid Island Capital Inc.	14,477	132
UMH Properties Inc.	14,016	131
* Triumph Bancorp Inc.	8,993	130
Oppenheimer Holdings Inc. Class A	6,518	130
Easterly Government Properties Inc.	8,207	129
American National Bankshares Inc.	5,345	126
Charter Financial Corp.	10,032	126
National Interstate Corp.	4,526	125
Penns Woods Bancorp Inc.	2,879	123
Fox Chase Bancorp Inc.	7,089	122
Sierra Bancorp	7,171	122
First Bancorp Inc.	6,509	121
First Business Financial Services Inc.	5,342	120
Bar Harbor Bankshares	3,564	118
* Farmers Capital Bank Corp.	4,467	116
Calamos Asset Management Inc. Class A	10,861	115
* Sun Bancorp Inc.	5,709	113
Heritage Oaks Bancorp	14,475	112
Crawford & Co. Class B	17,561	112
* Old Second Bancorp Inc.	17,783	111
EMC Insurance Group Inc.	4,838	111
* AV Homes Inc.	7,810	110
Independence Realty Trust Inc.	14,900	110
* Regional Management Corp.	6,549	108
Tiptree Financial Inc. Class A	17,951	107
* Cascade Bancorp	19,549	106
Kansas City Life Insurance Co.	2,257	104
* BSB Bancorp Inc.	4,985	104
* Hallmark Financial Services Inc.	8,910	102
* Atlas Financial Holdings Inc.	6,298	102
Enterprise Bancorp Inc.	4,635	101
Capital City Bank Group Inc.	6,697	100
Hingham Institution for Savings	833	97

14

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2015

			Market
			Value
		Shares	($000)
	Access National Corp.	4,700	96
	Century Bancorp Inc. Class A	2,254	94
*	Impac Mortgage Holdings Inc.	5,273	93
	Merchants Bancshares Inc.	3,148	91
*,^	National Commerce Corp.	3,862	89
	Trade Street Residential Inc.	12,308	81
*	Green Bancorp Inc.	6,686	80
*	CommunityOne Bancorp	7,419	78
	Pzena Investment Management Inc. Class A	7,556	76
	Resource America Inc. Class A	9,912	75
*	Franklin Financial Network Inc.	3,162	75
	Donegal Group Inc. Class A	5,124	73
*,^	On Deck Capital Inc.	7,590	70
*	Stonegate Mortgage Corp.	9,687	70
*	Bear State Financial Inc.	7,734	67
*	C1 Financial Inc.	3,525	67
*,^	Trupanion Inc.	9,479	66
*,^	RCS Capital Corp. Class A	29,752	61
	Palmetto Bancshares Inc.	2,770	53
	Independence Holding Co.	4,009	49
*	Ashford Inc.	667	49
*	JG Wentworth Co. Class A	8,070	44
*	Hampton Roads Bankshares Inc.	21,716	40
	Great Ajax Corp.	2,987	38
*	BBX Capital Corp.	1,594	26
	Fifth Street Asset Management Inc.	3,076	25
	CIFC Corp.	3,414	24
	Medley Management Inc. Class A	3,076	23
*	Altisource Asset Management Corp.	533	21
*	ZAIS Group Holdings Inc.	1,898	13
*	Tejon Ranch Co. Warrants Exp. 08/31/2016	782	—
			274,953
Health Care (16.4%)
*	Anacor Pharmaceuticals Inc.	25,404	3,313
*	Ultragenyx Pharmaceutical Inc.	23,825	2,659
*	Team Health Holdings Inc.	44,643	2,622
	West Pharmaceutical Services Inc.	44,600	2,491
*	ABIOMED Inc.	25,873	2,481
*	WellCare Health Plans Inc.	27,302	2,475
*	Neurocrine Biosciences Inc.	52,950	2,456
	HealthSouth Corp.	56,717	2,422
	STERIS Corp.	37,023	2,371
*	Amsurg Corp.	30,011	2,353
*	PAREXEL International Corp.	34,199	2,248
*	Cepheid	44,500	2,169
*	Thoratec Corp.	33,598	2,111
*	Dyax Corp.	90,302	2,079
*	Impax Laboratories Inc.	44,448	1,821
*	Molina Healthcare Inc.	24,342	1,816
*	ACADIA Pharmaceuticals Inc.	49,406	1,810
*	Novavax Inc.	166,149	1,789
*	Medicines Co.	41,056	1,683
*	Catalent Inc.	51,839	1,648
*	Medidata Solutions Inc.	34,266	1,645
*,^	Myriad Genetics Inc.	43,052	1,617
*	NuVasive Inc.	29,976	1,580
*	Prestige Brands Holdings Inc.	32,418	1,508
	Chemed Corp.	10,586	1,443
*	Chimerix Inc.	28,303	1,385
*	Portola Pharmaceuticals Inc. Class A	28,642	1,351
*	Clovis Oncology Inc.	17,251	1,343
*	AMAG Pharmaceuticals Inc.	21,309	1,333
	Owens & Minor Inc.	39,117	1,330
*	Exact Sciences Corp.	59,456	1,315

15

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2015

			Market
			Value
		Shares	($000)
*	Pacira Pharmaceuticals Inc.	22,591	1,300
*	Radius Health Inc.	20,410	1,242
*	KYTHERA Biopharmaceuticals Inc.	15,999	1,195
*	Neogen Corp.	22,962	1,186
*	Haemonetics Corp.	32,038	1,157
*	Halozyme Therapeutics Inc.	65,749	1,148
*	Prothena Corp. plc	19,394	1,116
*	Masimo Corp.	27,111	1,102
	Cantel Medical Corp.	21,294	1,057
*	Cyberonics Inc.	16,138	1,054
*	Integra LifeSciences Holdings Corp.	17,519	1,051
*	Insulet Corp.	35,180	1,045
*	Globus Medical Inc.	42,545	1,039
	Kindred Healthcare Inc.	51,732	1,039
*	Amicus Therapeutics Inc.	71,847	1,033
*	Depomed Inc.	37,171	1,001
*	Ligand Pharmaceuticals Inc.	10,875	1,000
*	ICU Medical Inc.	8,762	995
*	AMN Healthcare Services Inc.	29,480	991
*	ARIAD Pharmaceuticals Inc.	103,784	980
*	Tetraphase Pharmaceuticals Inc.	22,397	972
*	WebMD Health Corp.	23,426	963
*,^	Kite Pharma Inc.	17,877	951
*	Magellan Health Inc.	16,940	949
*	Insmed Inc.	38,125	932
*	Cambrex Corp.	19,410	928
*	ExamWorks Group Inc.	25,626	918
*	Sarepta Therapeutics Inc.	25,705	918
*	HeartWare International Inc.	10,698	916
*	Air Methods Corp.	24,342	912
	CONMED Corp.	17,108	908
*	Halyard Health Inc.	28,848	907
*	Celldex Therapeutics Inc.	61,048	906
*	Nektar Therapeutics	81,532	901
*	Greatbatch Inc.	15,818	899
*	Ironwood Pharmaceuticals Inc. Class A	78,068	859
*	IPC Healthcare Inc.	10,778	856
*	Acorda Therapeutics Inc.	26,526	848
	Select Medical Holdings Corp.	65,094	840
*	Natus Medical Inc.	20,435	831
*	Exelixis Inc.	139,269	829
*	PTC Therapeutics Inc.	21,013	802
*	MedAssets Inc.	37,420	790
*	Lannett Co. Inc.	16,443	788
*	Omnicell Inc.	22,489	764
*	TESARO Inc.	14,425	743
	Ensign Group Inc.	15,777	741
*	Momenta Pharmaceuticals Inc.	37,916	740
*	Wright Medical Group Inc.	31,863	735
^	Theravance Inc.	52,781	734
*	FibroGen Inc.	29,665	727
*	ImmunoGen Inc.	53,425	719
*	Heron Therapeutics Inc.	18,188	699
*	Repligen Corp.	20,365	694
*	Merrimack Pharmaceuticals Inc.	68,203	688
*	NxStage Medical Inc.	39,201	681
*	Cempra Inc.	19,726	679
*	Amedisys Inc.	17,496	676
*	HealthEquity Inc.	22,484	659
	Abaxis Inc.	13,972	657
*	MiMedx Group Inc.	67,339	654
*	Ophthotech Corp.	14,689	647
*	Zeltiq Aesthetics Inc.	19,972	644
*	Dynavax Technologies Corp.	22,649	642

16

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2015

			Market
			Value
		Shares	($000)
*	Emergent BioSolutions Inc.	18,817	626
*	Merit Medical Systems Inc.	27,463	625
	Analogic Corp.	7,704	621
*	PharMerica Corp.	18,960	620
*,^	ZIOPHARM Oncology Inc.	71,161	620
*	Raptor Pharmaceutical Corp.	49,902	605
*	Retrophin Inc.	21,694	595
*	LDR Holding Corp.	15,647	584
*	NewLink Genetics Corp.	12,996	584
*,^	MannKind Corp.	153,171	581
	PDL BioPharma Inc.	101,907	576
*	HMS Holdings Corp.	54,886	574
*	ZS Pharma Inc.	11,146	570
*	Alder Biopharmaceuticals Inc.	14,353	556
*	Endologix Inc.	42,075	546
*	Achillion Pharmaceuticals Inc.	73,029	540
*	MacroGenics Inc.	19,661	518
*	BioCryst Pharmaceuticals Inc.	44,480	518
*	Array BioPharma Inc.	87,443	516
	Meridian Bioscience Inc.	26,000	497
*	Tornier NV	22,285	496
*	Luminex Corp.	26,859	489
*	Surgical Care Affiliates Inc.	13,340	488
*	TherapeuticsMD Inc.	79,186	485
*	Inogen Inc.	9,753	481
*	Cardiovascular Systems Inc.	19,656	473
*	Insys Therapeutics Inc.	14,464	469
*	Nevro Corp.	10,398	468
*	Relypsa Inc.	20,208	464
*	Sage Therapeutics Inc.	8,546	462
*	PRA Health Sciences Inc.	12,220	460
*	Affymetrix Inc.	48,265	450
*	Spectranetics Corp.	26,464	446
*	Cynosure Inc. Class A	13,738	435
*,^	Synergy Pharmaceuticals Inc.	62,018	434
*	Orthofix International NV	11,536	432
*	AtriCure Inc.	17,587	430
*	Atara Biotherapeutics Inc.	10,479	425
*	Eagle Pharmaceuticals Inc.	5,362	421
*	Sucampo Pharmaceuticals Inc. Class A	15,585	419
	Quality Systems Inc.	30,743	418
*	Arena Pharmaceuticals Inc.	151,200	410
*,^	Keryx Biopharmaceuticals Inc.	64,928	401
*	Coherus Biosciences Inc.	14,462	399
*	Hanger Inc.	22,117	397
*	Esperion Therapeutics Inc.	8,150	391
*	Supernus Pharmaceuticals Inc.	21,503	390
*	Enanta Pharmaceuticals Inc.	9,934	388
*	Acceleron Pharma Inc.	13,305	386
*	Capital Senior Living Corp.	18,449	384
	Phibro Animal Health Corp. Class A	10,825	382
*	Providence Service Corp.	8,477	380
*	Adeptus Health Inc. Class A	3,792	378
	National HealthCare Corp.	6,255	378
*	Zafgen Inc.	10,286	376
*	Vascular Solutions Inc.	10,802	373
*,^	Rockwell Medical Inc.	30,706	368
*	Quidel Corp.	17,840	367
*	Intra-Cellular Therapies Inc.	13,524	362
*	Epizyme Inc.	17,892	358
	US Physical Therapy Inc.	7,650	351
	Invacare Corp.	19,910	350
*	LHC Group Inc.	8,065	349
	Atrion Corp.	877	339

17

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2015

			Market
			Value
		Shares	($000)
*	Accuray Inc.	49,184	339
*	Agenus Inc.	47,372	337
*,^	Inovio Pharmaceuticals Inc.	44,798	336
*	Omeros Corp.	23,617	333
*	INC Research Holdings Inc. Class A	8,039	330
	Computer Programs & Systems Inc.	7,104	327
*	Sangamo BioSciences Inc.	42,594	322
*	Aratana Therapeutics Inc.	18,139	320
*	Progenics Pharmaceuticals Inc.	43,451	318
*	Anika Therapeutics Inc.	8,909	315
*	Triple-S Management Corp. Class B	14,865	313
*	Vanda Pharmaceuticals Inc.	26,237	309
*	Lexicon Pharmaceuticals Inc.	25,753	307
*	Albany Molecular Research Inc.	15,378	307
*	Genomic Health Inc.	10,947	301
*	Merge Healthcare Inc.	42,418	301
*	Xencor Inc.	17,846	299
*	Geron Corp.	98,668	299
*	Spectrum Pharmaceuticals Inc.	41,088	299
*	Revance Therapeutics Inc.	9,826	297
*	Zogenix Inc.	15,240	293
*,^	Cerus Corp.	58,109	288
*	OvaScience Inc.	14,468	281
*	Cross Country Healthcare Inc.	20,100	279
*	Advaxis Inc.	18,659	276
*	Sagent Pharmaceuticals Inc.	13,767	275
*	Aegerion Pharmaceuticals Inc.	15,442	273
*,^	Accelerate Diagnostics Inc.	13,473	264
*	GenMark Diagnostics Inc.	25,543	264
*	Infinity Pharmaceuticals Inc.	29,927	264
*	TG Therapeutics Inc.	21,482	264
*	Intersect ENT Inc.	10,315	263
*	La Jolla Pharmaceutical Co.	7,232	257
*	Amphastar Pharmaceuticals Inc.	19,599	252
*	Five Prime Therapeutics Inc.	13,090	250
*	Dermira Inc.	9,602	247
*	XenoPort Inc.	35,949	243
*	BioTelemetry Inc.	16,922	242
*	SciClone Pharmaceuticals Inc.	30,281	238
*	ANI Pharmaceuticals Inc.	4,823	235
*	K2M Group Holdings Inc.	11,041	234
*	Theravance Biopharma Inc.	16,042	234
*	Cara Therapeutics Inc.	12,276	233
*	Healthways Inc.	18,998	232
	Landauer Inc.	5,909	227
*	AngioDynamics Inc.	15,309	226
*	Sorrento Therapeutics Inc.	17,763	225
*	RTI Surgical Inc.	35,139	224
*,^	Northwest Biotherapeutics Inc.	29,096	224
*	Pfenex Inc.	10,151	222
*	Universal American Corp.	30,830	220
*	Fluidigm Corp.	18,027	220
*	Spark Therapeutics Inc.	4,967	217
*,^	Arrowhead Research Corp.	36,319	215
*	Flexion Therapeutics Inc.	8,773	211
*	Osiris Therapeutics Inc.	11,715	211
*	Press Ganey Holdings Inc.	6,495	209
*	Otonomy Inc.	9,166	208
*	NeoGenomics Inc.	33,881	206
*	OncoMed Pharmaceuticals Inc.	10,408	204
*	Lion Biotechnologies Inc.	28,640	204
*	Karyopharm Therapeutics Inc.	14,502	201
*	Paratek Pharmaceuticals Inc.	7,711	200
*	Aerie Pharmaceuticals Inc.	12,617	199

18

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2015

			Market
			Value
		Shares	($000)
*	Oncothyreon Inc.	58,634	199
*	IGI Laboratories Inc.	25,402	199
*	BioDelivery Sciences International Inc.	29,358	198
*	Corcept Therapeutics Inc.	39,361	197
*	STAAR Surgical Co.	24,352	195
*	Ardelyx Inc.	10,245	194
*	Almost Family Inc.	4,359	193
*	SurModics Inc.	8,255	188
*	OraSure Technologies Inc.	34,344	185
*	Versartis Inc.	14,255	185
*	Ignyta Inc.	13,274	182
*	Pacific Biosciences of California Inc.	36,431	181
*	Oxford Immunotec Global plc	12,581	181
*	Curis Inc.	68,725	180
*	Orexigen Therapeutics Inc.	64,261	178
*,^	Navidea Biopharmaceuticals Inc.	94,266	177
*	Civitas Solutions Inc.	7,237	176
*	Foundation Medicine Inc.	7,412	174
*	Antares Pharma Inc.	95,491	172
*	Catalyst Pharmaceuticals Inc.	46,940	170
*	Genesis Healthcare Inc.	22,967	167
*	Anthera Pharmaceuticals Inc.	24,339	166
*	InVivo Therapeutics Holdings Corp.	16,888	165
*	Ocular Therapeutix Inc.	9,303	164
*	Rigel Pharmaceuticals Inc.	53,956	162
*	Threshold Pharmaceuticals Inc.	38,343	161
*	Mirati Therapeutics Inc.	6,221	161
*	CTI BioPharma Corp.	101,396	160
*,^	Sequenom Inc.	74,489	160
*	CorVel Corp.	5,312	160
*	Blueprint Medicines Corp.	5,782	158
*	POZEN Inc.	18,042	157
*,^	Idera Pharmaceuticals Inc.	51,898	157
*,^	Organovo Holdings Inc.	57,196	156
*	Genocea Biosciences Inc.	13,338	155
*,^	Galena Biopharma Inc.	97,887	155
*	Cytokinetics Inc.	22,197	154
	CryoLife Inc.	15,682	153
*	BioSpecifics Technologies Corp.	3,061	152
*	Concert Pharmaceuticals Inc.	9,644	150
*	Regulus Therapeutics Inc.	17,642	147
*,^	Cellular Biomedicine Group Inc.	6,273	146
*	Peregrine Pharmaceuticals Inc.	126,465	145
*	Foamix Pharmaceuticals Ltd.	14,196	144
*	Durect Corp.	69,521	143
*	Cutera Inc.	9,279	136
*	Pernix Therapeutics Holdings Inc.	27,808	134
*	Adamas Pharmaceuticals Inc.	6,476	130
*	RadNet Inc.	20,728	127
*	Assembly Biosciences Inc.	9,087	125
*	Avalanche Biotechnologies Inc.	11,761	123
*	Immunomedics Inc.	56,949	123
*	Tandem Diabetes Care Inc.	10,664	122
*	Exactech Inc.	6,207	122
*	Imprivata Inc.	5,729	120
*	Endocyte Inc.	22,727	120
	Utah Medical Products Inc.	2,241	120
*	Verastem Inc.	19,496	119
*	NanoString Technologies Inc.	7,784	118
*	Heska Corp.	3,480	117
*	Addus HomeCare Corp.	4,074	117
*	ChemoCentryx Inc.	17,628	116
*	Immune Design Corp.	7,258	116
*	Ocata Therapeutics Inc.	26,799	113

19

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2015

			Market
			Value
		Shares	($000)
*	Trovagene Inc.	19,029	113
*	Castlight Health Inc. Class B	21,278	113
*	Synta Pharmaceuticals Corp.	56,159	112
*	AAC Holdings Inc.	4,730	112
*	Aduro Biotech Inc.	5,322	103
*	Loxo Oncology Inc.	5,047	101
*	BioScrip Inc.	41,288	100
	LeMaitre Vascular Inc.	7,558	100
*	Akebia Therapeutics Inc.	14,257	99
*	Sientra Inc.	4,166	99
*	Dicerna Pharmaceuticals Inc.	9,034	99
*	Nobilis Health Corp.	19,033	99
*	BioTime Inc.	31,747	96
*	CytRx Corp.	38,937	96
*	Trevena Inc.	15,700	94
*	Applied Genetic Technologies Corp.	5,598	92
*	Affimed NV	9,009	91
*	Harvard Bioscience Inc.	20,563	90
*	Bellicum Pharmaceuticals Inc.	5,245	89
*	Five Star Quality Care Inc.	26,399	89
*	Fibrocell Science Inc.	15,801	89
*	Stemline Therapeutics Inc.	9,095	84
*,^	Unilife Corp.	68,565	84
*	Medgenics Inc.	10,009	79
	National Research Corp. Class A	6,033	77
*	Veracyte Inc.	7,815	74
*	Second Sight Medical Products Inc.	7,650	73
*	SeaSpine Holdings Corp.	5,087	72
*	VIVUS Inc.	62,380	70
*	Entellus Medical Inc.	3,160	70
*	TransEnterix Inc.	25,986	69
*	Corium International Inc.	6,580	66
*,^	Tokai Pharmaceuticals Inc.	5,527	65
*	Proteon Therapeutics Inc.	4,441	63
*	T2 Biosystems Inc.	5,203	62
*	Alimera Sciences Inc.	18,257	61
*	Collegium Pharmaceutical Inc.	3,942	60
*	Vitae Pharmaceuticals Inc.	7,493	58
*	Agile Therapeutics Inc.	6,230	55
*	aTyr Pharma Inc.	3,643	53
*	CorMedix Inc.	18,137	50
*	Invitae Corp.	4,844	49
*,^	XBiotech Inc.	2,534	49
*	Corindus Vascular Robotics Inc.	13,843	48
*	Alliance HealthCare Services Inc.	3,161	45
*	XOMA Corp.	53,592	45
*	Cidara Therapeutics Inc.	3,086	44
*	iRadimed Corp.	1,812	43
*	Flex Pharma Inc.	3,436	41
*	Carbylan Therapeutics Inc.	7,537	41
*	Calithera Biosciences Inc.	6,870	40
*,^	Vital Therapies Inc.	10,453	39
*	Abeona Therapeutics Inc.	6,726	31
*,^	Asterias Biotherapeutics Inc.	5,236	25
*	Tobira Therapeutics Inc.	1,395	17
			177,979
Materials & Processing (5.7%)
*	Berry Plastics Group Inc.	74,015	2,191
	Sensient Technologies Corp.	28,970	1,887
	PolyOne Corp.	55,288	1,795
*	Louisiana-Pacific Corp.	88,304	1,452
	Belden Inc.	26,438	1,332
*	Rexnord Corp.	63,115	1,265
*	Masonite International Corp.	18,712	1,236

20

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2015

		Market
		Value
	Shares	($000)
Carpenter Technology Corp.	31,245	1,219
Minerals Technologies Inc.	21,530	1,158
KapStone Paper and Packaging Corp.	52,789	1,150
HB Fuller Co.	31,255	1,133
* Chemtura Corp.	41,642	1,133
Balchem Corp.	19,273	1,128
Commercial Metals Co.	71,739	1,126
Mueller Industries Inc.	35,315	1,123
* Beacon Roofing Supply Inc.	30,762	1,115
Axiall Corp.	43,538	1,100
Interface Inc. Class A	40,960	993
Olin Corp.	48,050	959
Apogee Enterprises Inc.	18,097	944
* Headwaters Inc.	45,715	923
Simpson Manufacturing Co. Inc.	26,107	911
* RBC Bearings Inc.	14,502	897
Mueller Water Products Inc. Class A	99,727	893
Kaiser Aluminum Corp.	10,634	889
* MRC Global Inc.	63,847	829
* Boise Cascade Co.	24,506	795
* Trex Co. Inc.	19,886	772
Worthington Industries Inc.	29,803	763
Universal Forest Products Inc.	12,473	749
Innospec Inc.	15,027	738
* Stillwater Mining Co.	74,817	714
Schweitzer-Mauduit International Inc.	18,891	667
US Silica Holdings Inc.	33,116	666
* Cabot Microelectronics Corp.	15,324	665
* Clearwater Paper Corp.	11,823	663
Quaker Chemical Corp.	8,265	656
Comfort Systems USA Inc.	23,127	641
OM Group Inc.	18,812	630
A Schulman Inc.	18,182	624
Neenah Paper Inc.	10,372	599
Advanced Drainage Systems Inc.	20,943	595
Innophos Holdings Inc.	12,141	584
* Ferro Corp.	45,616	561
Greif Inc. Class A	19,113	560
Globe Specialty Metals Inc.	40,279	553
Stepan Co.	11,980	539
AAON Inc.	25,465	527
Calgon Carbon Corp.	32,360	526
* Nortek Inc.	6,010	492
PH Glatfelter Co.	26,932	486
Hecla Mining Co.	231,086	476
* US Concrete Inc.	9,102	471
* Builders FirstSource Inc.	31,321	464
TimkenSteel Corp.	24,760	442
Deltic Timber Corp.	6,763	420
* Kraton Performance Polymers Inc.	19,434	410
Aceto Corp.	18,061	405
* PGT Inc.	29,940	400
NN Inc.	16,495	399
* Continental Building Products Inc.	19,705	394
Materion Corp.	12,634	391
Quanex Building Products Corp.	21,132	379
^ Cliffs Natural Resources Inc.	93,329	371
* Summit Materials Inc. Class A	15,606	366
Griffon Corp.	21,071	351
* AK Steel Holding Corp.	111,608	345
* Installed Building Products Inc.	12,376	331
Tronox Ltd. Class A	39,920	321
* Gibraltar Industries Inc.	19,389	318
* Patrick Industries Inc.	7,998	302

21

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2015

			Market
			Value
		Shares	($000)
*	LSB Industries Inc.	12,390	296
	Haynes International Inc.	7,629	292
*,^	Horsehead Holding Corp.	35,369	289
*	Coeur Mining Inc.	84,920	285
	Schnitzer Steel Industries Inc.	16,178	280
*	Intrepid Potash Inc.	34,626	274
*	Unifi Inc.	9,126	265
	Koppers Holdings Inc.	12,585	262
	Global Brass & Copper Holdings Inc.	13,127	258
	Hawkins Inc.	6,665	254
	American Vanguard Corp.	17,929	240
	Tredegar Corp.	15,260	221
*	Landec Corp.	16,512	220
	Myers Industries Inc.	15,350	219
*	Trinseo SA	6,953	203
	Insteel Industries Inc.	11,585	201
	Culp Inc.	6,520	200
	Wausau Paper Corp.	25,264	197
*	Veritiv Corp.	5,177	186
*	OMNOVA Solutions Inc.	29,459	185
*	Ply Gem Holdings Inc.	13,090	178
*	Senomyx Inc.	26,658	178
*	Century Aluminum Co.	31,188	175
*	NCI Building Systems Inc.	16,700	174
	Chase Corp.	4,382	173
*	Stock Building Supply Holdings Inc.	8,951	169
	Rayonier Advanced Materials Inc.	24,483	167
	FutureFuel Corp.	14,723	148
*	AEP Industries Inc.	2,355	128
	LSI Industries Inc.	13,151	125
	KMG Chemicals Inc.	5,767	116
	LB Foster Co. Class A	6,145	110
*	Core Molding Technologies Inc.	4,834	106
	Rentech Inc.	13,678	96
*	Northwest Pipe Co.	5,813	96
	Kronos Worldwide Inc.	12,402	92
*,^	Energy Fuels Inc.	25,996	90
*	Lawson Products Inc.	3,763	88
*	Uranium Energy Corp.	62,599	78
	Olympic Steel Inc.	5,954	77
	Oil-Dri Corp. of America	3,216	75
	United States Lime & Minerals Inc.	1,173	58
	Omega Flex Inc.	1,743	53
*	Ryerson Holding Corp.	6,844	52
*	Handy & Harman Ltd.	1,669	42
	Valhi Inc.	11,695	33
*	NL Industries Inc.	3,447	13
			62,019
Other (0.1%)[2]
*	Leap Wireless International Inc CVR	22,127	56
*	Milacron Holdings Corp.	2,718	54
*,^	Fitbit Inc.	1,380	48
*	Sunrun Inc.	3,900	46
*	Chiasma Inc.	1,371	35
*	TransUnion	1,167	30
*	Furiex Pharmaceuticals Inc. CVR	2,795	27
*	Alarm.com Holdings Inc.	1,400	24
*	Global Blood Therapeutics Inc.	480	24
*	Univar Inc.	970	22
*	Blue Buffalo Pet Products Inc.	778	20
*	vTv Therapeutics Inc. Class A	2,099	18
*	ConforMIS Inc.	980	16
*	Planet Fitness Inc. Class A	687	12
*	Seres Therapeutics Inc.	274	11

22

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2015

			Market
			Value
		Shares	($000)
*	Nivalis Therapeutics Inc.	576	8
*	Amplify Snack Brands Inc.	585	8
*	Appfolio Inc.	480	8
*	Teladoc Inc.	280	7
*	Fogo De Chao Inc.	352	7
*	Aimmune Therapeutics Inc.	280	6
*	Rapid7 Inc.	280	6
*	MINDBODY Inc. Class A	419	6
*	Neos Therapeutics Inc.	216	6
*	Ollie's Bargain Outlet Holdings Inc.	313	6
*	MCBC Holdings Inc.	274	4
*	Chelsea Therapeutics International Ltd. CVR Exp. 12/31/2016	31,094	3
*	Cubist Pharmaceuticals, Inc. CVR	13,664	2
*	Omthera Pharmaceuticals Inc. CVR	2,012	1
*	Durata Therapeutics Inc CVR Exp. 12/31/2018	680	1
*	Clinical Data CVR	913	—
*	Magnum Hunter Resources Corp. Warrants Exp. 04/15/2016	6,541	—
*	Gerber Scientific Inc. CVR	2,358	—
			522
Producer Durables (12.0%)
	MAXIMUS Inc.	40,846	2,473
*	Teledyne Technologies Inc.	21,905	2,145
	Curtiss-Wright Corp.	29,479	1,937
	Woodward Inc.	40,492	1,846
	Deluxe Corp.	30,951	1,795
	EMCOR Group Inc.	38,861	1,791
	CLARCOR Inc.	31,094	1,753
	Allegiant Travel Co. Class A	8,315	1,690
*	Esterline Technologies Corp.	19,286	1,576
*,^	XPO Logistics Inc.	44,337	1,556
*	Moog Inc. Class A	24,003	1,515
*	Dycom Industries Inc.	21,128	1,502
	CEB Inc.	20,742	1,486
	Healthcare Services Group Inc.	44,313	1,482
	EnerSys	27,561	1,474
	Convergys Corp.	61,265	1,385
*	Generac Holdings Inc.	42,866	1,325
*	Darling Ingredients Inc.	102,418	1,315
	Barnes Group Inc.	33,962	1,312
	HNI Corp.	27,576	1,289
*	Advisory Board Co.	26,304	1,279
*	KLX Inc.	32,698	1,278
*	Electronics For Imaging Inc.	29,062	1,272
	Con-way Inc.	35,725	1,258
	Littelfuse Inc.	13,994	1,256
*	On Assignment Inc.	32,065	1,154
	ABM Industries Inc.	34,709	1,111
	HEICO Corp. Class A	24,744	1,081
	Korn/Ferry International	31,251	1,065
*	Swift Transportation Co.	54,592	1,064
	Knight Transportation Inc.	38,774	1,055
	Applied Industrial Technologies Inc.	24,895	1,054
*	Proto Labs Inc.	14,438	1,052
	Scorpio Tankers Inc.	110,853	1,049
*	Huron Consulting Group Inc.	14,358	1,039
*	FTI Consulting Inc.	25,787	1,028
	Matson Inc.	26,937	1,015
	Herman Miller Inc.	36,979	1,003
	UniFirst Corp.	9,210	998
*	WageWorks Inc.	22,152	993
	Tetra Tech Inc.	37,354	970
	Mobile Mini Inc.	28,411	966
	Watts Water Technologies Inc. Class A	17,463	958
	Steelcase Inc. Class A	51,628	910

23

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2015

		Market
		Value
	Shares	($000)
* OSI Systems Inc.	12,280	897
Franklin Electric Co. Inc.	29,524	865
Forward Air Corp.	19,200	864
Brink's Co.	30,147	864
* Hub Group Inc. Class A	22,367	843
Granite Construction Inc.	24,391	841
G&K Services Inc. Class A	12,393	838
MSA Safety Inc.	18,159	826
Essendant Inc.	23,753	819
AZZ Inc.	15,972	808
Aircastle Ltd.	38,683	804
Bristow Group Inc.	21,624	801
* Aerojet Rocketdyne Holdings Inc.	38,805	798
Actuant Corp. Class A	36,920	792
* TASER International Inc.	33,133	775
Nordic American Tankers Ltd.	55,378	755
* ExlService Holdings Inc.	20,642	747
Werner Enterprises Inc.	27,501	729
Knoll Inc.	30,258	724
* Itron Inc.	23,836	715
Exponent Inc.	16,106	689
* MasTec Inc.	41,385	685
Greenbrier Cos. Inc.	16,365	682
EnPro Industries Inc.	14,148	671
US Ecology Inc.	13,427	671
* Hawaiian Holdings Inc.	29,572	670
Kaman Corp.	16,879	655
Tennant Co.	11,408	654
Brady Corp. Class A	29,615	650
* Atlas Air Worldwide Holdings Inc.	15,500	640
Standex International Corp.	7,930	635
Heartland Express Inc.	31,225	632
* TrueBlue Inc.	26,011	624
Ship Finance International Ltd.	36,946	621
* Advanced Energy Industries Inc.	25,429	617
* Astronics Corp.	11,876	614
* Sykes Enterprises Inc.	24,312	611
HEICO Corp.	11,950	608
John Bean Technologies Corp.	18,194	603
ESCO Technologies Inc.	16,273	588
* Saia Inc.	15,563	584
Harsco Corp.	49,707	575
Cubic Corp.	13,444	566
* Navistar International Corp.	31,702	566
* Rush Enterprises Inc. Class A	22,115	564
^ Lindsay Corp.	7,331	559
Albany International Corp.	17,370	554
Briggs & Stratton Corp.	27,647	552
Federal Signal Corp.	39,037	552
MTS Systems Corp.	9,275	552
* Team Inc.	12,980	543
* Wesco Aircraft Holdings Inc.	38,419	539
AAR Corp.	21,991	535
Insperity Inc.	12,031	534
Badger Meter Inc.	8,894	518
* ACCO Brands Corp.	68,134	518
Multi-Color Corp.	7,850	517
^ Tidewater Inc.	28,816	517
* Virgin America Inc.	15,740	514
* TriMas Corp.	28,076	512
SkyWest Inc.	32,129	511
* Wabash National Corp.	41,750	511
* PHH Corp.	30,459	493
CIRCOR International Inc.	10,630	481

24

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2015

			Market
			Value
		Shares	($000)
*	Chart Industries Inc.	18,700	478
*	Navigant Consulting Inc.	29,903	472
	ArcBest Corp.	16,122	466
*	RPX Corp.	33,644	463
	Astec Industries Inc.	11,611	459
*,^	Thermon Group Holdings Inc.	20,039	458
	Sun Hydraulics Corp.	14,091	455
	General Cable Corp.	30,617	445
	Primoris Services Corp.	24,038	442
*	TriNet Group Inc.	25,743	434
*	Echo Global Logistics Inc.	18,365	427
*	Aegion Corp. Class A	22,912	422
	Encore Wire Corp.	12,957	421
	Raven Industries Inc.	23,204	420
*	FARO Technologies Inc.	10,692	415
*	ICF International Inc.	12,134	415
*	Monster Worldwide Inc.	56,933	414
	Kforce Inc.	15,421	413
	Altra Industrial Motion Corp.	16,501	413
	McGrath RentCorp	16,075	412
*	UTi Worldwide Inc.	57,711	411
*	Tutor Perini Corp.	23,112	409
	DHT Holdings Inc.	57,132	409
	H&E Equipment Services Inc.	19,160	397
*	Roadrunner Transportation Systems Inc.	17,538	380
	TAL International Group Inc.	20,723	380
*	MYR Group Inc.	13,073	375
	Resources Connection Inc.	23,405	367
	GasLog Ltd.	26,012	361
	Hyster-Yale Materials Handling Inc.	5,883	357
	Teekay Tankers Ltd. Class A	58,743	345
*	Scorpio Bulkers Inc.	207,628	341
*	YRC Worldwide Inc.	19,998	334
	Celadon Group Inc.	16,707	319
	Argan Inc.	8,118	318
*	Paylocity Holding Corp.	9,526	315
	Alamo Group Inc.	6,031	311
*	Engility Holdings Inc.	11,054	307
	Kadant Inc.	6,878	306
	Douglas Dynamics Inc.	13,700	304
*	Air Transport Services Group Inc.	32,788	298
*	Aerovironment Inc.	12,292	296
*	CBIZ Inc.	30,234	295
*	Lydall Inc.	10,700	291
	Gorman-Rupp Co.	12,015	290
	TeleTech Holdings Inc.	10,104	273
	Marten Transport Ltd.	14,563	270
	Kelly Services Inc. Class A	18,333	265
	Ennis Inc.	15,948	260
*	Modine Manufacturing Co.	29,192	259
	Quad/Graphics Inc.	17,533	253
	Titan International Inc.	27,020	248
^	American Railcar Industries Inc.	5,936	246
	Textainer Group Holdings Ltd.	13,933	245
	Kimball International Inc. Class B	21,707	237
*	Ascent Capital Group Inc. Class A	8,365	235
*	SP Plus Corp.	10,225	235
	Columbus McKinnon Corp.	12,321	234
*	DXP Enterprises Inc.	7,692	229
	Heidrick & Struggles International Inc.	11,358	221
*	DHI Group Inc.	27,859	217
	Hackett Group Inc.	15,140	213
*	Blount International Inc.	30,388	209
*	Great Lakes Dredge & Dock Corp.	37,554	208

25

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2015

			Market
			Value
		Shares	($000)
	Park-Ohio Holdings Corp.	5,561	201
*	Dorian LPG Ltd.	15,168	200
	Forrester Research Inc.	6,231	197
*	PHI Inc.	7,749	197
	Mesa Laboratories Inc.	1,797	195
*	GP Strategies Corp.	7,910	194
*,^	Plug Power Inc.	108,706	186
*,^	Frontline Ltd.	66,977	178
*	InnerWorkings Inc.	23,609	171
	Navios Maritime Acquisition Corp.	49,658	171
*	ServiceSource International Inc.	35,622	169
*	Covenant Transportation Group Inc. Class A	7,099	167
	FreightCar America Inc.	7,714	166
	Powell Industries Inc.	5,568	163
*	Vectrus Inc.	6,480	161
	Barrett Business Services Inc.	4,450	159
*	Ducommun Inc.	6,715	159
	Miller Industries Inc.	7,231	157
*	Mistras Group Inc.	10,618	155
*	Casella Waste Systems Inc. Class A	24,779	153
^	Gulfmark Offshore Inc.	16,050	145
*	Furmanite Corp.	23,112	145
^	Navios Maritime Holdings Inc.	50,327	141
	NACCO Industries Inc. Class A	2,633	139
*	CAI International Inc.	10,315	136
*	CRA International Inc.	5,877	134
*	Kratos Defense & Security Solutions Inc.	28,476	132
	CECO Environmental Corp.	13,472	130
*	Golden Ocean Group Ltd.	42,129	128
*	Orion Marine Group Inc.	17,758	128
*	Titan Machinery Inc.	10,960	127
	Hurco Cos. Inc.	3,882	120
	Ardmore Shipping Corp.	10,594	119
*	USA Truck Inc.	5,973	118
*	Control4 Corp.	12,883	116
	Graham Corp.	6,232	115
*	Radiant Logistics Inc.	18,430	111
	VSE Corp.	2,651	110
	Electro Rent Corp.	10,203	109
*	Liquidity Services Inc.	14,308	107
	Universal Truckload Services Inc.	5,220	102
*	PFSweb Inc.	7,516	98
	Eagle Bulk Shipping Inc.	13,604	97
*	Republic Airways Holdings Inc.	31,162	96
*	Commercial Vehicle Group Inc.	18,673	96
*	Vicor Corp.	9,765	95
*	HC2 Holdings Inc.	12,606	95
*	TRC Cos. Inc.	10,564	94
*,^	Power Solutions International Inc.	2,976	94
*	Hill International Inc.	23,383	92
*	Heritage-Crystal Clean Inc.	7,548	90
	CDI Corp.	8,705	89
*	Vishay Precision Group Inc.	7,722	86
*	Xerium Technologies Inc.	6,723	82
*	Patriot National Inc.	4,946	80
*	Accuride Corp.	22,954	78
	Twin Disc Inc.	5,481	77
^	Safe Bulkers Inc.	22,426	75
	Marlin Business Services Corp.	5,334	73
*	PAM Transportation Services Inc.	1,784	69
	Allied Motion Technologies Inc.	3,602	69
*	NV5 Holdings Inc.	2,933	63
*	Volt Information Sciences Inc.	5,808	52
	Preformed Line Products Co.	1,543	47

26

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2015

			Market
			Value
		Shares	($000)
*,^	ExOne Co.	5,704	42
*	Neff Corp. Class A	6,322	42
*	Blue Bird Corp.	3,312	39
*,^	6D Global Technologies Inc.	11,250	27
*	Ultrapetrol Bahamas Ltd.	10,909	6
			130,318
Technology (14.1%)
*	Tyler Technologies Inc.	20,874	2,881
*	Manhattan Associates Inc.	45,738	2,675
*	Guidewire Software Inc.	43,493	2,432
*	Cavium Inc.	34,285	2,332
*	Qlik Technologies Inc.	56,617	2,144
*	EPAM Systems Inc.	30,316	2,141
*	Dealertrack Technologies Inc.	33,966	2,132
*	NetScout Systems Inc.	57,048	2,085
*	Verint Systems Inc.	38,035	2,028
*	Aspen Technology Inc.	52,929	2,004
	FEI Co.	25,762	1,944
*	Microsemi Corp.	58,999	1,874
*,^	Ambarella Inc.	19,420	1,857
*	Infinera Corp.	82,505	1,800
*	Integrated Device Technology Inc.	91,964	1,746
*	Ciena Corp.	76,507	1,711
	Blackbaud Inc.	29,057	1,660
	Mentor Graphics Corp.	61,994	1,602
*	Synaptics Inc.	22,832	1,600
*	ViaSat Inc.	26,480	1,556
*	ACI Worldwide Inc.	72,372	1,544
*	Take-Two Interactive Software Inc.	52,448	1,528
*	Tech Data Corp.	22,716	1,482
	SYNNEX Corp.	17,822	1,411
	Science Applications International Corp.	28,539	1,392
*	Proofpoint Inc.	24,437	1,377
*	Ellie Mae Inc.	18,228	1,320
	Diebold Inc.	40,198	1,251
*	GrubHub Inc.	46,608	1,233
*	Cornerstone OnDemand Inc.	33,436	1,195
*	Entegris Inc.	86,931	1,194
*	Cirrus Logic Inc.	39,308	1,186
	Monolithic Power Systems Inc.	24,505	1,178
*	CACI International Inc. Class A	14,988	1,175
	Plantronics Inc.	21,768	1,157
*	Demandware Inc.	20,697	1,155
*	Silicon Laboratories Inc.	26,476	1,151
*	MicroStrategy Inc. Class A	5,757	1,144
*	Anixter International Inc.	17,686	1,126
	MKS Instruments Inc.	33,085	1,115
*	comScore Inc.	21,331	1,114
	InterDigital Inc.	22,358	1,106
	Tessera Technologies Inc.	32,616	1,068
*	Fleetmatics Group plc	23,696	1,061
*	DigitalGlobe Inc.	44,948	1,036
*	Acxiom Corp.	48,459	1,016
*	CommVault Systems Inc.	28,039	1,005
*	Finisar Corp.	64,415	994
*	Sanmina Corp.	51,219	985
*	Fairchild Semiconductor International Inc. Class A	72,176	982
*	Imperva Inc.	16,453	980
*	Virtusa Corp.	18,379	973
*	Synchronoss Technologies Inc.	24,030	971
*,^	Stratasys Ltd.	31,567	968
*	Rambus Inc.	71,581	961
*	NeuStar Inc. Class A	34,320	959
*	LogMeIn Inc.	15,265	952

27

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2015

			Market
			Value
		Shares	($000)
*	Universal Display Corp.	24,929	918
*	Polycom Inc.	83,719	901
*,^	Knowles Corp.	54,105	881
*	Syntel Inc.	19,454	865
	Intersil Corp. Class A	81,719	861
*	Coherent Inc.	14,773	861
*	OmniVision Technologies Inc.	36,020	861
*	Progress Software Corp.	31,364	850
*	Nimble Storage Inc.	31,428	838
	Vishay Intertechnology Inc.	83,958	829
*	Plexus Corp.	20,832	793
	NIC Inc.	40,630	765
*	Paycom Software Inc.	19,561	754
	Power Integrations Inc.	18,243	716
*,^	Advanced Micro Devices Inc.	394,306	714
*	Semtech Corp.	41,154	698
*	SPS Commerce Inc.	10,246	697
*	Luxoft Holding Inc. Class A	11,376	695
*	Benchmark Electronics Inc.	32,482	694
*	Zendesk Inc.	33,314	689
*	Envestnet Inc.	21,957	686
*	PMC-Sierra Inc.	108,140	680
*	ScanSource Inc.	17,797	680
*	Bottomline Technologies de Inc.	25,369	678
*	Infoblox Inc.	35,123	676
^	Ubiquiti Networks Inc.	19,024	669
*	Rogers Corp.	11,564	644
	Methode Electronics Inc.	23,785	632
	CSG Systems International Inc.	20,302	628
*	Super Micro Computer Inc.	22,877	626
*	Rovi Corp.	55,176	611
*	Insight Enterprises Inc.	24,115	610
*	Marketo Inc.	21,569	604
*	NETGEAR Inc.	19,857	603
*	RealPage Inc.	32,714	602
*	AVG Technologies NV	25,484	589
*	Web.com Group Inc.	27,164	585
*	Ixia	37,636	582
*	RingCentral Inc. Class A	33,282	573
*	Veeco Instruments Inc.	24,788	572
*	BroadSoft Inc.	18,112	572
*	QLogic Corp.	54,259	561
*	Inphi Corp.	23,520	558
*	Endurance International Group Holdings Inc.	36,427	557
*	HubSpot Inc.	11,763	556
	Pegasystems Inc.	22,334	547
*	II-VI Inc.	32,199	544
*	iRobot Corp.	18,426	540
	EarthLink Holdings Corp.	64,102	538
*	Cray Inc.	25,305	536
*	Callidus Software Inc.	33,973	536
*	Ruckus Wireless Inc.	46,863	530
	Monotype Imaging Holdings Inc.	24,576	521
	ADTRAN Inc.	30,844	494
*	InvenSense Inc.	48,318	493
^	Ebix Inc.	16,619	472
*	Diodes Inc.	23,241	458
*	Cvent Inc.	14,347	452
*	Qualys Inc.	15,410	448
*	Rofin-Sinar Technologies Inc.	17,295	440
*	Loral Space & Communications Inc.	8,124	440
	Integrated Silicon Solution Inc.	19,721	433
*	Fabrinet	21,783	433
*	M/A-COM Technology Solutions Holdings Inc.	14,671	433

28

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2015

			Market
			Value
		Shares	($000)
	Brooks Automation Inc.	41,322	429
	ManTech International Corp. Class A	15,059	412
*	Bankrate Inc.	41,775	412
*	Unisys Corp.	31,211	411
*	Gigamon Inc.	17,106	390
	CTS Corp.	20,597	388
*	Newport Corp.	24,879	381
*	Photronics Inc.	41,497	378
*	Interactive Intelligence Group Inc.	10,726	376
	AVX Corp.	28,438	371
*	CalAmp Corp.	22,183	369
*	Dot Hill Systems Corp.	37,948	367
*	Perficient Inc.	21,865	362
*	Blucora Inc.	25,547	357
*	Actua Corp.	24,945	355
*	Glu Mobile Inc.	75,229	345
*	Global Eagle Entertainment Inc.	29,109	343
*	Mercury Systems Inc.	21,424	339
*	Amkor Technology Inc.	61,515	332
*	PROS Holdings Inc.	15,004	332
*	GTT Communications Inc.	14,909	328
*	LivePerson Inc.	35,366	324
*	Textura Corp.	12,327	319
*	MaxLinear Inc.	31,772	316
*	Q2 Holdings Inc.	12,020	314
*	Harmonic Inc.	54,046	312
*,^	VASCO Data Security International Inc.	18,195	304
*	Lattice Semiconductor Corp.	72,155	302
	Acacia Research Corp.	31,532	300
*	ShoreTel Inc.	39,785	296
*	DTS Inc.	11,103	295
*	Ultratech Inc.	16,867	290
*	Applied Micro Circuits Corp.	49,287	288
*	Internap Corp.	34,587	276
*	GSI Group Inc.	21,099	274
	Comtech Telecommunications Corp.	10,098	269
*	ePlus Inc.	3,534	268
*	Comverse Inc.	14,055	265
*	Silver Spring Networks Inc.	22,649	263
*,^	Pacific DataVision Inc.	8,137	260
	Epiq Systems Inc.	20,219	257
*	Globant SA	9,359	255
*	Intralinks Holdings Inc.	24,749	253
*	Rudolph Technologies Inc.	19,487	249
*	TTM Technologies Inc.	36,379	248
*	CEVA Inc.	12,564	242
*	FormFactor Inc.	35,762	238
*	Rubicon Project Inc.	16,110	232
*	Wix.com Ltd.	11,540	228
*	Axcelis Technologies Inc.	69,627	227
*	Calix Inc.	27,655	221
	Park Electrochemical Corp.	12,501	220
*	Sonus Networks Inc.	31,033	218
*	Applied Optoelectronics Inc.	10,491	216
*	RetailMeNot Inc.	23,472	211
*	Sigma Designs Inc.	21,365	210
*	Kimball Electronics Inc.	17,892	210
*	Lionbridge Technologies Inc.	39,237	209
*	Xcerra Corp.	33,352	209
	Checkpoint Systems Inc.	25,576	207
	Daktronics Inc.	23,730	206
*	Nanometrics Inc.	14,747	205
*	Immersion Corp.	17,546	203
*	PDF Solutions Inc.	16,481	201

29

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2015

			Market
			Value
		Shares	($000)
*	Bazaarvoice Inc.	37,841	196
*	Extreme Networks Inc.	62,528	188
*	SciQuest Inc.	16,973	186
*	Vocera Communications Inc.	15,733	185
	American Science & Engineering Inc.	4,682	184
*	Tangoe Inc.	24,421	183
	IXYS Corp.	15,522	183
*	Benefitfocus Inc.	4,957	182
*	Yodlee Inc.	11,180	181
*	Digimarc Corp.	4,662	178
*,^	TrueCar Inc.	29,751	176
*,^	KEYW Holding Corp.	20,611	173
	Sapiens International Corp. NV	14,823	173
*	Avid Technology Inc.	20,574	171
	Pericom Semiconductor Corp.	13,630	166
*	Oclaro Inc.	60,839	165
*	ARC Document Solutions Inc.	24,797	165
	Alliance Fiber Optic Products Inc.	8,676	164
*	Ciber Inc.	47,843	164
	QAD Inc. Class A	6,344	160
	NVE Corp.	3,036	159
	Cohu Inc.	16,319	158
*	Digi International Inc.	15,107	155
*	Zix Corp.	35,106	154
*	Quantum Corp.	129,343	151
*	ChannelAdvisor Corp.	13,199	150
*	Exar Corp.	24,880	147
*	Sparton Corp.	6,276	146
	Black Box Corp.	9,372	144
*	OPOWER Inc.	15,897	144
	American Software Inc. Class A	15,624	143
*	Model N Inc.	13,340	137
	PC Connection Inc.	6,508	137
*	A10 Networks Inc.	20,582	137
*	Ultra Clean Holdings Inc.	20,090	136
	Reis Inc.	5,452	136
*	Mattson Technology Inc.	47,325	133
*	Cascade Microtech Inc.	8,589	132
*	Kopin Corp.	42,405	131
*	Everyday Health Inc.	13,467	131
*	Jive Software Inc.	28,828	130
*	NeoPhotonics Corp.	17,803	129
*	Seachange International Inc.	21,340	129
*	Barracuda Networks Inc.	4,899	129
*	Carbonite Inc.	11,394	125
*	Telenav Inc.	17,641	125
*	Clearfield Inc.	7,013	119
*	DSP Group Inc.	13,555	119
	Bel Fuse Inc. Class B	6,599	117
*	New Relic Inc.	3,488	114
*	Silicon Graphics International Corp.	22,453	112
*	TechTarget Inc.	12,030	111
*	Hortonworks Inc.	4,531	108
*	Varonis Systems Inc.	5,416	107
*	Brightcove Inc.	19,955	106
*	KVH Industries Inc.	9,516	105
*	TeleCommunication Systems Inc. Class A	29,738	104
*,^	Box Inc.	7,697	104
*	Alpha & Omega Semiconductor Ltd.	13,400	102
*,^	VirnetX Holding Corp.	27,469	100
*	Violin Memory Inc.	56,016	99
*	EMCORE Corp.	14,148	99
*	Rocket Fuel Inc.	16,074	99
*	Agilysys Inc.	9,510	98

30

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2015

			Market
			Value
		Shares	($000)
*	Millennial Media Inc.	72,311	97
*	MobileIron Inc.	23,023	95
*	United Online Inc.	8,627	94
*,^	Aerohive Networks Inc.	14,483	90
*	Multi-Fineline Electronix Inc.	5,579	89
*	Limelight Networks Inc.	37,345	88
*	Guidance Software Inc.	11,378	81
*,^	Park City Group Inc.	6,373	75
*,^	Digital Turbine Inc.	27,869	73
*	Datalink Corp.	12,324	71
	ModusLink Global Solutions Inc.	21,997	69
*	Marin Software Inc.	17,973	64
*	Workiva Inc.	4,437	64
*	Imation Corp.	20,070	62
*	Novatel Wireless Inc.	22,201	62
*	RealNetworks Inc.	12,992	56
*	Five9 Inc.	13,763	54
*	Amber Road Inc.	10,359	52
*	Travelzoo Inc.	3,985	38
*	Connecture Inc.	3,463	25
*	MaxPoint Interactive Inc.	4,529	21
*	Apigee Corp.	2,780	18
*,^	Code Rebel Corp.	540	8
			152,358
Utilities (4.6%)
	j2 Global Inc.	29,883	2,079
*	Dynegy Inc.	79,438	2,046
	Cleco Corp.	37,492	2,009
	Portland General Electric Co.	54,839	1,894
	Piedmont Natural Gas Co. Inc.	48,835	1,884
	IDACORP Inc.	31,210	1,853
	WGL Holdings Inc.	30,827	1,671
	Southwest Gas Corp.	29,038	1,600
	UIL Holdings Corp.	35,097	1,598
	NorthWestern Corp.	29,160	1,506
	New Jersey Resources Corp.	53,051	1,500
	ALLETE Inc.	30,221	1,444
	Laclede Group Inc.	26,853	1,422
	ONE Gas Inc.	32,603	1,401
	PNM Resources Inc.	49,377	1,265
	Avista Corp.	38,603	1,212
	Black Hills Corp.	27,785	1,105
	South Jersey Industries Inc.	42,416	1,022
	El Paso Electric Co.	25,039	886
	American States Water Co.	23,420	884
	MGE Energy Inc.	21,491	827
	Ormat Technologies Inc.	23,058	812
	Cogent Communications Holdings Inc.	28,546	793
	West Corp.	32,352	787
	Pattern Energy Group Inc. Class A	34,566	784
	Northwest Natural Gas Co.	16,944	745
*	Talen Energy Corp.	51,728	737
	Abengoa Yield plc	30,418	692
*	Vonage Holdings Corp.	115,085	639
	NRG Yield Inc.	38,919	625
	California Water Service Group	29,695	613
	Consolidated Communications Holdings Inc.	31,310	611
	Otter Tail Corp.	23,238	600
	Empire District Electric Co.	27,028	585
	Shenandoah Telecommunications Co.	15,079	583
*	Gogo Inc.	34,825	553
*,^	Globalstar Inc.	292,487	515
	Chesapeake Utilities Corp.	9,485	467
	Atlantic Tele-Network Inc.	6,284	449

31

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2015

					Market
					Value
				Shares	($000)
*	Cincinnati Bell Inc.			130,722	448
^	Windstream Holdings Inc.			61,860	445
*	8x8 Inc.			54,004	417
	Inteliquent Inc.			20,829	382
*	Iridium Communications Inc.			50,122	373
*	General Communication Inc. Class A			21,924	369
	NRG Yield Inc. Class A			21,482	338
	Unitil Corp.			8,521	307
*	Premiere Global Services Inc.			28,435	307
*	inContact Inc.			37,722	285
	SJW Corp.			9,658	278
	Connecticut Water Service Inc.			6,803	236
*	ORBCOMM Inc.			37,804	230
	Middlesex Water Co.			9,919	226
	Spok Holdings Inc.			13,404	221
*	FairPoint Communications Inc.			12,770	209
	Atlantic Power Corp.			76,668	180
*	Boingo Wireless Inc.			23,227	175
	Lumos Networks Corp.			14,399	169
	York Water Co.			7,943	169
*	Intelsat SA			17,295	167
	IDT Corp. Class B			10,174	159
*	Pendrell Corp.			99,430	147
*	Hawaiian Telcom Holdco Inc.			6,554	144
*	Straight Path Communications Inc. Class B			5,729	130
	Artesian Resources Corp. Class A			4,815	106
*	NTELOS Holdings Corp.			10,865	100
	Consolidated Water Co. Ltd.			8,967	95
	Genie Energy Ltd. Class B			7,233	77
	Spark Energy Inc. Class A			1,528	24
					49,611
Total Common Stocks (Cost $1,106,914)					1,075,845

		Coupon
Temporary Cash Investments (1.8%)[1]
Money Market Fund (1.8%)
3,4	Vanguard Market Liquidity Fund	0.168%		19,124,789	19,125

				Face
			Maturity	Amount
			Date	($000)
U.S. Government and Agency Obligations (0.0%)
5,6	Federal Home Loan Bank Discount Notes	0.105%	11/2/15	500	500
Total Temporary Cash Investments (Cost $19,625)					19,625
Total Investments (101.2%) (Cost $1,126,539)					1,095,470
Other Assets and Liabilities—Net (-1.2%)[4]					(13,064)
Net Assets (100%)					1,082,406

* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $11,434,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 100.0% and 1.2%, respectively, of net assets.
2 “Other” represents securities that are not classified by the fund’s benchmark index.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $12,418,000 of collateral received for securities on loan.

32

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2015

5 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
6 Securities with a value of $400,000 have been segregated as initial margin for open futures contracts. REIT—Real Estate Investment Trust.

33

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2015

			Market
			Value
		Shares	($000)
Common Stocks (99.3%)[1]
Consumer Discretionary (10.9%)
*	Houghton Mifflin Harcourt Co.	21,287	481
	Time Inc.	18,249	379
*	TRI Pointe Group Inc.	25,398	353
	Cooper Tire & Rubber Co.	8,527	329
	Meredith Corp.	6,122	289
*	Ascena Retail Group Inc.	23,341	282
	DeVry Education Group Inc.	10,679	279
	Group 1 Automotive Inc.	3,066	268
	Matthews International Corp. Class A	5,211	265
*	Meritage Homes Corp.	6,164	260
*,^	DreamWorks Animation SKG Inc. Class A	12,630	252
*	Genesco Inc.	4,003	240
*	Helen of Troy Ltd.	2,804	239
	Rent-A-Center Inc.	8,829	237
	Abercrombie & Fitch Co.	11,690	232
	Guess? Inc.	10,278	227
*	Liberty TripAdvisor Holdings Inc. Class A	8,913	226
*	Penn National Gaming Inc.	12,350	224
	Dana Holding Corp.	12,741	223
	New York Times Co. Class A	18,312	223
	Caleres Inc.	6,629	221
	Ryland Group Inc.	5,065	219
*	Standard Pacific Corp.	24,310	205
	KB Home	13,572	199
	Scholastic Corp.	4,426	191
*	Media General Inc.	15,957	187
*	Belmond Ltd. Class A	16,082	183
*	Apollo Education Group Inc.	15,856	176
*	Vitamin Shoppe Inc.	4,634	166
*	Eros International plc	4,727	157
	Bob Evans Farms Inc.	3,399	154
	Children's Place Inc.	2,522	151
*	Deckers Outdoor Corp.	2,332	150
	International Speedway Corp. Class A	4,623	148
	Finish Line Inc. Class A	5,570	147
	La-Z-Boy Inc.	5,296	146
	Remy International Inc.	4,805	141
*	Conn's Inc.	4,598	137
	Barnes & Noble Inc.	8,432	132
	Marriott Vacations Worldwide Corp.	1,844	131
	Cato Corp. Class A	3,654	128
	Ethan Allen Interiors Inc.	4,271	127
*	Cooper-Standard Holding Inc.	2,122	122
	MDC Holdings Inc.	4,270	122
	Sonic Automotive Inc. Class A	5,534	119
	Standard Motor Products Inc.	3,351	119
	Callaway Golf Co.	13,128	116
	New Media Investment Group Inc.	7,517	112
*	Iconix Brand Group Inc.	7,928	110
*	Pep Boys-Manny Moe & Jack	9,029	109
*	Taylor Morrison Home Corp. Class A	5,464	109
*	Biglari Holdings Inc.	278	104
	MDC Partners Inc. Class A	5,272	104
	National CineMedia Inc.	7,776	102
	AMC Entertainment Holdings Inc.	3,304	96
*	Carmike Cinemas Inc.	3,902	93
	Viad Corp.	3,369	92
*	Performance Sports Group Ltd.	7,095	92
*	FTD Cos. Inc.	3,069	92
*	Meritor Inc.	7,237	92
*	Beazer Homes USA Inc.	5,434	91

34

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2015

		Market
		Value
	Shares	($000)
Columbia Sportswear Co.	1,460	90
* Shutterfly Inc.	2,305	90
* Caesars Entertainment Corp.	9,309	89
* M/I Homes Inc.	3,386	85
Fred's Inc. Class A	6,255	82
* Central Garden & Pet Co. Class A	6,283	79
Haverty Furniture Cos. Inc.	3,423	79
Movado Group Inc.	2,695	76
Superior Industries International Inc.	3,939	75
* K12 Inc.	5,677	75
* Regis Corp.	6,895	75
* Burlington Stores Inc.	1,318	70
* Lumber Liquidators Holdings Inc.	4,552	69
* Barnes & Noble Education Inc.	5,329	69
* Ruby Tuesday Inc.	10,438	69
Travelport Worldwide Ltd.	5,181	69
National Presto Industries Inc.	815	67
Sonic Corp.	2,439	66
Citi Trends Inc.	2,465	65
Shoe Carnival Inc.	2,512	65
* WCI Communities Inc.	2,595	65
American Eagle Outfitters Inc.	3,776	64
* William Lyon Homes Class A	2,808	64
* American Public Education Inc.	2,880	63
EW Scripps Co. Class A	3,575	63
Marcus Corp.	3,085	60
* Chegg Inc.	7,837	58
* Lands' End Inc.	2,279	58
Stage Stores Inc.	5,364	58
* Strayer Education Inc.	1,094	57
* Caesars Acquisition Co. Class A	7,769	55
* Del Frisco's Restaurant Group Inc.	3,706	55
Stein Mart Inc.	4,930	53
* Century Communities Inc.	2,359	52
* Perry Ellis International Inc.	2,055	51
Carriage Services Inc. Class A	2,217	51
* Denny's Corp.	4,338	49
* Elizabeth Arden Inc.	4,387	48
* Entercom Communications Corp. Class A	4,268	47
* Revlon Inc. Class A	1,409	47
* Federal-Mogul Holdings Corp.	5,097	47
* LGI Homes Inc.	1,758	46
* Build-A-Bear Workshop Inc.	2,231	44
* Crocs Inc.	2,949	43
Inter Parfums Inc.	1,686	43
* Career Education Corp.	11,409	42
* America's Car-Mart Inc.	1,179	42
CSS Industries Inc.	1,570	42
Hooker Furniture Corp.	1,692	40
* Tower International Inc.	1,586	39
* Vera Bradley Inc.	3,576	39
Speedway Motorsports Inc.	1,967	38
* Hovnanian Enterprises Inc. Class A	20,054	37
Arctic Cat Inc.	1,343	35
Big 5 Sporting Goods Corp.	3,072	35
* Daily Journal Corp.	181	35
* Cumulus Media Inc. Class A	23,969	34
* MarineMax Inc.	2,073	34
* QuinStreet Inc.	5,979	33
Ruth's Hospitality Group Inc.	1,971	32
Strattec Security Corp.	500	32
Harte-Hanks Inc.	8,105	31
* Franklin Covey Co.	1,849	31
Flexsteel Industries Inc.	970	30

35

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2015

		Market
		Value
	Shares	($000)
* Horizon Global Corp.	2,822	29
Cracker Barrel Old Country Store Inc.	203	29
* Destination XL Group Inc.	4,817	29
* Express Inc.	1,405	29
* Monarch Casino & Resort Inc.	1,614	28
Weyco Group Inc.	1,043	28
* Reading International Inc. Class A	2,160	28
* JAKKS Pacific Inc.	2,892	28
* Intrawest Resorts Holdings Inc.	3,033	27
* Black Diamond Inc.	3,618	27
* West Marine Inc.	3,022	26
Bassett Furniture Industries Inc.	912	26
Lifetime Brands Inc.	1,793	26
Journal Media Group Inc.	3,868	26
* VOXX International Corp. Class A	3,130	24
* Sizmek Inc.	3,616	24
* Cavco Industries Inc.	325	23
* Sportsman's Warehouse Holdings Inc.	1,798	23
* Eldorado Resorts Inc.	2,441	23
Tribune Publishing Co.	1,950	23
* Bridgepoint Education Inc.	2,836	23
Escalade Inc.	1,273	23
* EVINE Live Inc.	8,386	23
* Hemisphere Media Group Inc. Class A	1,639	22
Marchex Inc. Class B	5,473	22
Johnson Outdoors Inc. Class A	842	21
* Universal Electronics Inc.	440	20
Saga Communications Inc. Class A	572	20
DineEquity Inc.	190	18
* New Home Co. Inc.	1,213	18
* Skullcandy Inc.	2,456	17
* Systemax Inc.	1,883	17
* Zumiez Inc.	718	17
* Care.com Inc.	2,793	17
Universal Technical Institute Inc.	3,552	16
Metaldyne Performance Group Inc.	802	15
* Tilly's Inc. Class A	1,848	15
* Sequential Brands Group Inc.	877	14
* Morgans Hotel Group Co.	3,039	14
* Townsquare Media Inc. Class A	1,151	13
* Kona Grill Inc.	702	13
* Cambium Learning Group Inc.	2,184	11
* Carrols Restaurant Group Inc.	888	11
* Christopher & Banks Corp.	6,253	11
* Tuesday Morning Corp.	1,317	10
Winnebago Industries Inc.	408	8
* Fenix Parts Inc.	826	8
* Noodles & Co. Class A	638	8
* Rentrak Corp.	166	8
* Central European Media Enterprises Ltd. Class A	3,356	7
Libbey Inc.	208	7
* Motorcar Parts of America Inc.	224	7
* Martha Stewart Living Omnimedia Inc. Class A	1,081	7
bebe stores inc	4,744	6
* Shake Shack Inc. Class A	126	6
Entravision Communications Corp. Class A	622	5
* SFX Entertainment Inc.	4,238	4
* Bravo Brio Restaurant Group Inc.	300	4
* Cherokee Inc.	143	4
* Isle of Capri Casinos Inc.	189	3
* Crown Media Holdings Inc. Class A	647	3
* Weight Watchers International Inc.	446	3
* Quiksilver Inc.	6,189	3
* ZAGG Inc.	278	2

36

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2015

			Market
			Value
		Shares	($000)
*	Empire Resorts Inc.	148	1
			15,677
Consumer Staples (2.8%)
*	Post Holdings Inc.	10,244	669
*	TreeHouse Foods Inc.	7,175	569
*	SUPERVALU Inc.	43,620	359
	Snyder's-Lance Inc.	8,131	275
	Sanderson Farms Inc.	3,734	258
	Fresh Del Monte Produce Inc.	5,537	219
	Universal Corp.	3,753	185
	SpartanNash Co.	6,245	177
	Andersons Inc.	4,714	167
	Dean Foods Co.	8,553	141
*	Seaboard Corp.	39	129
	Core-Mark Holding Co. Inc.	1,870	112
	Lancaster Colony Corp.	1,083	103
	Ingles Markets Inc. Class A	1,623	81
	Weis Markets Inc.	1,851	75
*	Smart & Final Stores Inc.	4,082	66
	Tootsie Roll Industries Inc.	2,017	63
*	Omega Protein Corp.	3,650	62
	John B Sanfilippo & Son Inc.	1,042	54
*	Seneca Foods Corp. Class A	1,244	37
*	Nutraceutical International Corp.	1,409	34
	Village Super Market Inc. Class A	1,203	33
*	United Natural Foods Inc.	665	32
	Orchids Paper Products Co.	1,127	28
	Alico Inc.	595	25
	Nature's Sunshine Products Inc.	1,778	22
	B&G Foods Inc.	463	14
*	Craft Brew Alliance Inc.	1,145	9
	Coca-Cola Bottling Co. Consolidated	60	9
*	Diamond Foods Inc.	235	7
*	Arcadia Biosciences Inc.	862	6
*	Fairway Group Holdings Corp.	2,310	5
*	Boulder Brands Inc.	561	5
*	National Beverage Corp.	102	3
*	Synutra International Inc.	356	2
			4,035
Energy (4.5%)
*	PDC Energy Inc.	6,673	375
*	Carrizo Oil & Gas Inc.	8,103	295
*	Oasis Petroleum Inc.	23,395	261
	Exterran Holdings Inc.	11,631	260
*	Oil States International Inc.	8,671	246
*	RSP Permian Inc.	9,863	236
	Atwood Oceanics Inc.	10,865	208
*	McDermott International Inc.	39,642	201
*	SEACOR Holdings Inc.	3,031	196
*	Flotek Industries Inc.	8,990	176
*	Synergy Resources Corp.	15,602	168
*	Parsley Energy Inc. Class A	9,048	156
*	Forum Energy Technologies Inc.	9,850	155
	Green Plains Inc.	6,290	134
	Delek US Holdings Inc.	4,311	133
*	Unit Corp.	8,471	129
^	Peabody Energy Corp.	46,686	126
*	Helix Energy Solutions Group Inc.	17,610	122
*	Matador Resources Co.	4,996	114
*,^	Ultra Petroleum Corp.	13,209	113
*	Hornbeck Offshore Services Inc.	5,372	106
*	Newpark Resources Inc.	14,181	104
*	TETRA Technologies Inc.	13,377	103
*	Callon Petroleum Co.	11,070	102

37

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2015

			Market
			Value
		Shares	($000)
	Alon USA Energy Inc.	5,250	97
	CARBO Ceramics Inc.	3,299	90
*	Matrix Service Co.	4,491	90
*,^	Halcon Resources Corp.	61,719	71
*	Parker Drilling Co.	20,552	69
*	Bonanza Creek Energy Inc.	8,354	64
*,^	Clean Energy Fuels Corp.	11,986	64
*,^	Northern Oil and Gas Inc.	10,364	62
*	Renewable Energy Group Inc.	7,390	62
*	REX American Resources Corp.	1,111	60
*	Era Group Inc.	3,459	58
*,^	Sanchez Energy Corp.	8,865	57
	Tesco Corp.	6,543	56
*	Stone Energy Corp.	9,428	53
*	C&J Energy Services Ltd.	9,288	51
*	Clayton Williams Energy Inc.	992	50
*	Cloud Peak Energy Inc.	10,257	49
*	Natural Gas Services Group Inc.	2,140	46
*	Bill Barrett Corp.	8,403	46
*	Westmoreland Coal Co.	2,984	45
*	Green Brick Partners Inc.	3,595	44
*	EnerNOC Inc.	4,551	42
*	Ring Energy Inc.	4,050	42
*	SandRidge Energy Inc.	72,769	39
*	Geospace Technologies Corp.	2,190	39
*	Pacific Ethanol Inc.	5,300	38
*	Basic Energy Services Inc.	7,166	37
*	PowerSecure International Inc.	3,093	37
	SunCoke Energy Inc.	3,135	36
*	Pioneer Energy Services Corp.	10,826	36
*	Civeo Corp.	17,623	34
*,^	Triangle Petroleum Corp.	7,838	32
*	Eclipse Resources Corp.	8,075	31
*	Abraxas Petroleum Corp.	15,782	31
^	Energy XXI Ltd.	15,871	30
*	Jones Energy Inc. Class A	4,869	29
*	Rex Energy Corp.	8,084	28
*	Contango Oil & Gas Co.	2,927	27
*	Seventy Seven Energy Inc.	9,447	27
	Panhandle Oil and Gas Inc. Class A	1,482	26
*	FuelCell Energy Inc.	29,960	25
*	Gastar Exploration Inc.	13,638	22
	EXCO Resources Inc.	26,536	22
	Nordic American Offshore Ltd.	3,183	22
	W&T Offshore Inc.	5,882	21
*	Independence Contract Drilling Inc.	2,785	19
*	Ameresco Inc. Class A	3,371	19
*	Vivint Solar Inc.	1,319	16
*	Key Energy Services Inc.	22,362	16
	Adams Resources & Energy Inc.	348	16
*	Approach Resources Inc.	6,073	16
*	Penn Virginia Corp.	12,043	15
*	TransAtlantic Petroleum Ltd.	4,340	13
	Hallador Energy Co.	1,359	11
*	ION Geophysical Corp.	19,090	10
	North Atlantic Drilling Ltd.	10,668	9
*	Erin Energy Corp.	2,014	8
*	Fairmount Santrol Holdings Inc.	1,023	5
*	Par Petroleum Corp.	248	5
*	Earthstone Energy Inc.	219	4
*	Global Geophysical Services Inc.	223	—
			6,438
Financial Services (42.1%)
	First American Financial Corp.	18,123	704

38

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2015

		Market
		Value
	Shares	($000)
Investors Bancorp Inc.	58,316	687
* Strategic Hotels & Resorts Inc.	46,056	621
Umpqua Holdings Corp.	36,891	616
Prosperity Bancshares Inc.	11,717	605
Highwoods Properties Inc.	15,731	597
LaSalle Hotel Properties	18,898	595
CNO Financial Group Inc.	32,955	590
Radian Group Inc.	32,031	576
New Residential Investment Corp.	38,506	545
Webster Financial Corp.	15,191	537
* Stifel Financial Corp.	11,356	529
FirstMerit Corp.	27,758	499
PrivateBancorp Inc.	13,159	498
EPR Properties	9,572	487
Sunstone Hotel Investors Inc.	34,771	481
DCT Industrial Trust Inc.	14,876	478
Pebblebrook Hotel Trust	11,972	456
Medical Properties Trust Inc.	38,912	454
United Bankshares Inc.	11,571	433
Sun Communities Inc.	6,561	428
MB Financial Inc.	12,517	412
Colony Capital Inc. Class A	18,612	404
Wintrust Financial Corp.	7,901	403
Cathay General Bancorp	13,315	395
Symetra Financial Corp.	12,513	394
DiamondRock Hospitality Co.	33,443	393
IBERIABANK Corp.	6,362	387
RLJ Lodging Trust	13,963	385
Healthcare Realty Trust Inc.	16,727	383
BancorpSouth Inc.	16,087	382
* Texas Capital Bancshares Inc.	7,085	382
RLI Corp.	7,196	375
GEO Group Inc.	12,439	374
Valley National Bancorp	38,744	367
FNB Corp.	29,108	366
Hancock Holding Co.	12,978	364
Primerica Inc.	8,556	364
Fulton Financial Corp.	29,577	360
Washington Federal Inc.	15,801	359
First Industrial Realty Trust Inc.	18,449	358
Hudson Pacific Properties Inc.	12,404	352
Xenia Hotels & Resorts Inc.	18,692	346
Acadia Realty Trust	11,461	339
Kennedy-Wilson Holdings Inc.	14,009	336
Janus Capital Group Inc.	22,409	333
Cousins Properties Inc.	36,091	331
* MGIC Investment Corp.	31,238	330
UMB Financial Corp.	6,559	329
American Equity Investment Life Holding Co.	13,549	329
Kite Realty Group Trust	13,926	327
Glacier Bancorp Inc.	12,585	327
EverBank Financial Corp.	16,123	319
First Citizens BancShares Inc. Class A	1,284	305
Columbia Banking System Inc.	9,612	291
CVB Financial Corp.	17,704	288
Selective Insurance Group Inc.	9,483	288
Chesapeake Lodging Trust	9,939	287
South State Corp.	3,812	286
Capitol Federal Financial Inc.	23,435	282
National Penn Bancshares Inc.	23,329	280
Sterling Bancorp	19,971	280
Washington REIT	11,354	279
Invesco Mortgage Capital Inc.	20,517	279
Mack-Cali Realty Corp.	14,848	278

39

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2015

		Market
		Value
	Shares	($000)
Lexington Realty Trust	34,234	276
Alexander & Baldwin Inc.	8,140	275
Old National Bancorp	19,491	269
Chambers Street Properties	39,466	267
Retail Opportunity Investments Corp.	16,551	264
Pinnacle Financial Partners Inc.	5,535	262
Equity One Inc.	11,160	262
Hatteras Financial Corp.	16,119	262
Argo Group International Holdings Ltd.	4,649	260
New York REIT Inc.	27,056	259
Trustmark Corp.	11,254	259
Monogram Residential Trust Inc.	27,986	259
Kemper Corp.	7,244	257
Community Bank System Inc.	6,786	242
Astoria Financial Corp.	14,943	242
Education Realty Trust Inc.	8,046	235
EastGroup Properties Inc.	4,305	232
International Bancshares Corp.	9,010	231
National Health Investors Inc.	4,155	229
First Midwest Bancorp Inc.	12,973	229
Pennsylvania REIT	11,503	228
Horace Mann Educators Corp.	6,845	227
LTC Properties Inc.	5,553	227
LegacyTexas Financial Group Inc.	7,919	224
Parkway Properties Inc.	14,079	223
* Enstar Group Ltd.	1,511	221
Sabra Health Care REIT Inc.	9,208	221
Simmons First National Corp. Class A	4,964	218
Northwest Bancshares Inc.	16,898	217
* Western Alliance Bancorp	6,971	213
PS Business Parks Inc.	2,901	212
Gramercy Property Trust Inc.	9,521	211
Provident Financial Services Inc.	10,900	206
CYS Investments Inc.	26,270	205
Redwood Trust Inc.	14,006	204
Ramco-Gershenson Properties Trust	13,150	204
Hersha Hospitality Trust Class A	8,151	199
WesBanco Inc.	6,397	197
* St. Joe Co.	11,286	197
Independent Bank Corp.	4,341	197
Renasant Corp.	6,212	195
* FNFV Group	13,450	195
Select Income REIT	10,414	193
FelCor Lodging Trust Inc.	23,835	192
BBCN Bancorp Inc.	13,205	192
Westamerica Bancorporation	4,245	192
NBT Bancorp Inc.	7,308	189
First Financial Bancorp	10,232	189
PennyMac Mortgage Investment Trust	12,396	187
Government Properties Income Trust	11,692	185
STAG Industrial Inc.	10,823	185
* Third Point Reinsurance Ltd.	13,029	182
Park National Corp.	2,164	182
DuPont Fabros Technology Inc.	6,793	182
Union Bankshares Corp.	7,576	179
Chemical Financial Corp.	5,590	179
* iStar Inc.	14,192	177
Kearny Financial Corp.	15,500	176
Summit Hotel Properties Inc.	14,474	176
S&T Bancorp Inc.	5,845	175
Great Western Bancorp Inc.	6,942	175
Physicians Realty Trust	11,807	171
* Beneficial Bancorp Inc.	13,706	171
* MBIA Inc.	24,122	169

40

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2015

		Market
		Value
	Shares	($000)
* Hilltop Holdings Inc.	8,126	168
Capstead Mortgage Corp.	15,889	166
United Community Banks Inc.	8,443	165
First Merchants Corp.	6,346	165
New Senior Investment Group Inc.	14,391	164
Boston Private Financial Holdings Inc.	13,774	164
Apollo Commercial Real Estate Finance Inc.	9,676	158
Franklin Street Properties Corp.	15,109	157
Banner Corp.	3,526	157
ARMOUR Residential REIT Inc.	7,296	156
* FCB Financial Holdings Inc. Class A	4,695	155
Starwood Waypoint Residential Trust	6,416	155
CubeSmart	6,026	152
Talmer Bancorp Inc. Class A	9,191	149
Stewart Information Services Corp.	3,854	149
Infinity Property & Casualty Corp.	1,928	149
AMERISAFE Inc.	3,186	149
* Encore Capital Group Inc.	3,659	149
Nelnet Inc. Class A	3,931	148
Chatham Lodging Trust	6,437	148
Ameris Bancorp	5,404	147
Terreno Realty Corp.	7,223	147
Altisource Residential Corp.	9,473	145
First Financial Bankshares Inc.	4,528	141
Towne Bank	7,647	140
ServisFirst Bancshares Inc.	3,743	140
Berkshire Hills Bancorp Inc.	4,959	139
Investors Real Estate Trust	20,597	138
* Green Dot Corp. Class A	7,711	136
* Navigators Group Inc.	1,781	135
* Ocwen Financial Corp.	18,057	134
First Commonwealth Financial Corp.	14,967	132
Safety Insurance Group Inc.	2,514	132
Tompkins Financial Corp.	2,517	132
American Capital Mortgage Investment Corp.	8,609	131
WSFS Financial Corp.	4,747	131
Hanmi Financial Corp.	5,367	130
Cash America International Inc.	4,617	127
Virtus Investment Partners Inc.	1,084	125
Wilshire Bancorp Inc.	11,667	125
Brookline Bancorp Inc.	11,777	124
* Greenlight Capital Re Ltd. Class A	4,869	124
Banco Latinoamericano de Comercio Exterior SA	4,975	123
STORE Capital Corp.	6,064	122
City Holding Co.	2,557	122
State Bank Financial Corp.	6,017	122
New York Mortgage Trust Inc.	18,390	120
Rexford Industrial Realty Inc.	9,304	120
Northfield Bancorp Inc.	7,884	118
National Bank Holdings Corp. Class A	5,771	116
* Capital Bank Financial Corp.	3,777	116
Lakeland Financial Corp.	2,792	115
United Fire Group Inc.	3,400	113
Cardinal Financial Corp.	5,059	113
Oritani Financial Corp.	7,400	112
Southside Bancshares Inc.	4,264	111
* Nationstar Mortgage Holdings Inc.	6,603	110
* Customers Bancorp Inc.	4,500	110
National General Holdings Corp.	5,978	110
Ashford Hospitality Trust Inc.	14,004	108
Heartland Financial USA Inc.	2,968	108
* Ambac Financial Group Inc.	6,618	108
Maiden Holdings Ltd.	7,474	107
Sandy Spring Bancorp Inc.	4,149	107

41

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2015

			Market
			Value
		Shares	($000)
	CenterState Banks Inc.	7,639	106
*	Piper Jaffray Cos.	2,512	105
	Ladder Capital Corp.	6,706	104
*,^	Walter Investment Management Corp.	6,346	104
	Hannon Armstrong Sustainable Infrastructure Capital Inc.	5,466	104
	First Potomac Realty Trust	9,866	104
	InfraREIT Inc.	3,674	104
*	Meridian Bancorp Inc.	7,887	100
	Flushing Financial Corp.	4,943	99
	ConnectOne Bancorp Inc.	5,028	96
	Washington Trust Bancorp Inc.	2,491	96
	Silver Bay Realty Trust Corp.	6,110	96
	Rouse Properties Inc.	6,148	96
	TrustCo Bank Corp. NY	16,026	95
	Monmouth Real Estate Investment Corp.	9,950	95
*	HRG Group Inc.	7,328	94
*	Cowen Group Inc. Class A	17,682	94
	Community Trust Bancorp Inc.	2,629	92
	FBL Financial Group Inc. Class A	1,617	92
	American Residential Properties Inc.	5,410	92
	TriCo Bancshares	3,822	91
	Heritage Financial Corp.	5,081	90
	Western Asset Mortgage Capital Corp.	7,045	90
^	United Development Funding IV	5,150	90
*	First NBC Bank Holding Co.	2,562	90
	Cedar Realty Trust Inc.	14,286	89
	Dime Community Bancshares Inc.	5,231	89
	Bryn Mawr Bank Corp.	2,990	89
	Anworth Mortgage Asset Corp.	17,633	89
	First Interstate BancSystem Inc. Class A	3,305	88
	Stock Yards Bancorp Inc.	2,487	88
	Yadkin Financial Corp.	4,200	87
	National Western Life Insurance Co. Class A	374	85
	United Financial Bancorp Inc.	6,773	85
	Inland Real Estate Corp.	10,021	84
	Agree Realty Corp.	2,958	84
	BNC Bancorp	4,059	84
	1st Source Corp.	2,750	82
	Investment Technology Group Inc.	4,899	80
	Central Pacific Financial Corp.	3,867	80
	Enterprise Financial Services Corp.	3,350	80
	AG Mortgage Investment Trust Inc.	4,776	79
	CoBiz Financial Inc.	6,098	79
	RAIT Financial Trust	15,121	78
	First Busey Corp.	12,156	78
*	First BanCorp	19,167	77
	Banc of California Inc.	6,086	75
	MainSource Financial Group Inc.	3,640	75
	Apollo Residential Mortgage Inc.	5,400	75
	BancFirst Corp.	1,224	74
	Urstadt Biddle Properties Inc. Class A	4,100	74
	Resource Capital Corp.	22,568	73
*	Forestar Group Inc.	5,649	73
	RE/MAX Holdings Inc.	1,978	73
	Great Southern Bancorp Inc.	1,762	71
	Lakeland Bancorp Inc.	6,365	70
*	Flagstar Bancorp Inc.	3,457	70
*	NMI Holdings Inc. Class A	8,374	70
	Independent Bank Group Inc.	1,631	69
	Sovran Self Storage Inc.	758	68
	Peoples Bancorp Inc.	3,094	68
*	Pacific Premier Bancorp Inc.	3,615	68
	Getty Realty Corp.	4,294	68
	CatchMark Timber Trust Inc. Class A	6,649	67

42

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2015

			Market
			Value
		Shares	($000)
	Home BancShares Inc.	1,755	67
	Blue Hills Bancorp Inc.	4,713	67
	Bridge Bancorp Inc.	2,477	65
	OFG Bancorp	7,489	65
	German American Bancorp Inc.	2,227	65
	Opus Bank	1,751	64
	Arlington Asset Investment Corp. Class A	3,848	64
	Ashford Hospitality Prime Inc.	4,589	63
	Clifton Bancorp Inc.	4,563	63
	Univest Corp. of Pennsylvania	3,236	63
*	Seacoast Banking Corp. of Florida	3,992	62
*	HomeTrust Bancshares Inc.	3,400	62
	Dynex Capital Inc.	9,210	62
	Potlatch Corp.	1,860	61
	First Financial Corp.	1,857	61
*	CU Bancorp	2,824	61
*	Safeguard Scientifics Inc.	3,480	61
	Preferred Bank	1,962	60
	Financial Institutions Inc.	2,381	59
	First Defiance Financial Corp.	1,556	59
	Waterstone Financial Inc.	4,491	58
	Stonegate Bank	1,854	58
	Mercantile Bank Corp.	2,838	58
*	KCG Holdings Inc. Class A	4,994	57
*	Everi Holdings Inc.	11,067	57
	Metro Bancorp Inc.	1,992	57
	Ares Commercial Real Estate Corp.	4,556	57
*	HomeStreet Inc.	2,554	57
	Bank Mutual Corp.	7,837	57
	First Bancorp	3,317	56
	Campus Crest Communities Inc.	10,867	56
	Peapack Gladstone Financial Corp.	2,602	55
	State Auto Financial Corp.	2,519	55
	OneBeacon Insurance Group Ltd. Class A	3,817	55
*	Ezcorp Inc. Class A	8,699	55
*	Walker & Dunlop Inc.	2,255	55
	Park Sterling Corp.	7,563	55
	Independent Bank Corp.	3,860	54
	Fidelity Southern Corp.	2,805	54
*	Tejon Ranch Co.	2,289	54
	Southwest Bancorp Inc.	3,198	53
*	Anchor BanCorp Wisconsin Inc.	1,292	53
	Suffolk Bancorp	1,971	53
	First of Long Island Corp.	2,056	52
	Federated National Holding Co.	2,383	52
*,^	Citizens Inc. Class A	8,248	52
*	Eagle Bancorp Inc.	1,231	52
	Whitestone REIT	4,487	51
	CorEnergy Infrastructure Trust Inc.	9,914	51
	Arrow Financial Corp.	1,846	51
	Meta Financial Group Inc.	1,166	51
	NewBridge Bancorp	6,029	50
	HCI Group Inc.	1,263	50
	First Community Bancshares Inc.	2,833	50
	Gladstone Commercial Corp.	3,484	50
	James River Group Holdings Ltd.	1,817	50
*	PICO Holdings Inc.	3,866	50
	Camden National Corp.	1,250	50
*	INTL. FCStone Inc.	1,870	49
	West Bancorporation Inc.	2,695	49
	Bank of Marin Bancorp	1,003	48
*	Square 1 Financial Inc. Class A	1,867	47
	Employers Holdings Inc.	2,122	47
	Fidelity & Guaranty Life	1,891	47

43

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2015

		Market
		Value
	Shares	($000)
* NewStar Financial Inc.	4,059	46
State National Cos. Inc.	4,841	46
One Liberty Properties Inc.	2,105	46
First Connecticut Bancorp Inc.	2,694	46
Peoples Financial Services Corp.	1,268	45
Horizon Bancorp	1,901	45
* TriState Capital Holdings Inc.	3,575	45
* MoneyGram International Inc.	4,916	43
Armada Hoffler Properties Inc.	4,285	43
QCR Holdings Inc.	1,963	43
Pacific Continental Corp.	3,279	42
Republic Bancorp Inc. Class A	1,669	42
Federal Agricultural Mortgage Corp.	1,759	42
* Bancorp Inc.	5,665	42
* Ladenburg Thalmann Financial Services Inc.	15,828	41
CNB Financial Corp.	2,420	41
United Community Financial Corp.	8,258	41
OceanFirst Financial Corp.	2,234	41
Citizens & Northern Corp.	2,050	41
Cass Information Systems Inc.	841	41
Guaranty Bancorp	2,490	40
NexPoint Residential Trust Inc.	3,186	39
Preferred Apartment Communities Inc. Class A	3,736	38
MidWestOne Financial Group Inc.	1,307	38
GAIN Capital Holdings Inc.	4,602	38
BankFinancial Corp.	3,088	38
United Insurance Holdings Corp.	2,881	38
* Global Indemnity plc	1,395	37
Heritage Commerce Corp.	3,533	37
Territorial Bancorp Inc.	1,432	37
National Bankshares Inc.	1,168	37
Ames National Corp.	1,542	37
Baldwin & Lyons Inc.	1,578	36
* Triumph Bancorp Inc.	2,498	36
* FRP Holdings Inc.	1,157	36
Bluerock Residential Growth REIT Inc. Class A	3,168	36
Charter Financial Corp.	2,787	35
Oppenheimer Holdings Inc. Class A	1,741	35
Orchid Island Capital Inc.	3,819	35
American National Bankshares Inc.	1,466	35
Penns Woods Bancorp Inc.	804	34
Fox Chase Bancorp Inc.	1,962	34
Sierra Bancorp	1,984	34
UMH Properties Inc.	3,588	34
Bar Harbor Bankshares	1,004	33
* PennyMac Financial Services Inc. Class A	1,927	33
First Bancorp Inc.	1,778	33
* Sun Bancorp Inc.	1,646	33
* Farmers Capital Bank Corp.	1,260	33
First Business Financial Services Inc.	1,444	32
Calamos Asset Management Inc. Class A	2,994	32
* Old Second Bancorp Inc.	4,954	31
Independence Realty Trust Inc.	4,116	31
Heritage Oaks Bancorp	3,908	30
EMC Insurance Group Inc.	1,317	30
Tiptree Financial Inc. Class A	5,032	30
* AV Homes Inc.	2,062	29
CyrusOne Inc.	915	29
Kansas City Life Insurance Co.	620	29
* BSB Bancorp Inc.	1,361	28
* Cascade Bancorp	5,192	28
Consolidated-Tomoka Land Co.	511	28
Enterprise Bancorp Inc.	1,282	28
* Regional Management Corp.	1,663	27

44

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2015

			Market
			Value
		Shares	($000)
*	Hallmark Financial Services Inc.	2,375	27
	Capital City Bank Group Inc.	1,807	27
*	Heritage Insurance Holdings Inc.	1,528	27
	American Assets Trust Inc.	687	26
	Hingham Institution for Savings	222	26
	National Interstate Corp.	924	26
	Access National Corp.	1,222	25
	Century Bancorp Inc. Class A	578	24
	Merchants Bancshares Inc.	836	24
*,^	National Commerce Corp.	1,015	23
*	CommunityOne Bancorp	2,074	22
*	Franklin Financial Network Inc.	916	22
	Crawford & Co. Class B	3,335	21
	Trade Street Residential Inc.	3,138	21
*	Green Bancorp Inc.	1,711	20
	Donegal Group Inc. Class A	1,419	20
*	Bear State Financial Inc.	2,241	19
*	C1 Financial Inc.	1,000	19
*	World Acceptance Corp.	464	17
	Resource America Inc. Class A	2,276	17
*	RCS Capital Corp. Class A	8,277	17
*	Atlas Financial Holdings Inc.	946	15
*	First Cash Financial Services Inc.	365	15
*	Stonegate Mortgage Corp.	2,028	15
	Independence Holding Co.	1,175	14
*	Real Industry Inc.	1,486	14
	Palmetto Bancshares Inc.	721	14
*	JG Wentworth Co. Class A	2,303	12
	Saul Centers Inc.	202	10
*	Hampton Roads Bankshares Inc.	5,278	10
	Moelis & Co. Class A	342	9
	Great Ajax Corp.	673	9
	QTS Realty Trust Inc. Class A	202	8
	Alexander's Inc.	20	7
*	Enova International Inc.	538	7
*	BBX Capital Corp.	403	7
	CIFC Corp.	811	6
	National Storage Affiliates Trust	228	3
*	Trupanion Inc.	411	3
*	Impac Mortgage Holdings Inc.	125	2
*	Altisource Asset Management Corp.	26	1
*	Tejon Ranch Co. Warrants Exp. 08/31/2016	22	—
			60,773
Health Care (4.4%)
*	Amsurg Corp.	6,106	479
*	Medicines Co.	9,943	408
	Owens & Minor Inc.	10,514	357
	Kindred Healthcare Inc.	13,905	279
*	Magellan Health Inc.	4,553	255
*	Halyard Health Inc.	7,801	245
	CONMED Corp.	4,595	244
*	Greatbatch Inc.	4,242	241
*	Merit Medical Systems Inc.	7,381	168
*	PharMerica Corp.	5,105	167
*	Haemonetics Corp.	4,474	162
*	Integra LifeSciences Holdings Corp.	2,633	158
	PDL BioPharma Inc.	27,579	156
	Analogic Corp.	1,901	153
*	Luminex Corp.	6,740	123
*	Orthofix International NV	3,153	118
*	Hanger Inc.	5,828	104
	National HealthCare Corp.	1,694	102
*	Wright Medical Group Inc.	4,324	100
*	ICU Medical Inc.	847	96

45

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2015

		Market
		Value
	Shares	($000)
Invacare Corp.	5,327	94
* IPC Healthcare Inc.	1,157	92
* LHC Group Inc.	2,049	89
* Affymetrix Inc.	9,354	87
* Triple-S Management Corp. Class B	4,061	85
* Healthways Inc.	5,218	64
* AngioDynamics Inc.	4,239	63
* Theravance Biopharma Inc.	4,287	62
* Tornier NV	2,744	61
* Spectrum Pharmaceuticals Inc.	8,242	60
* Universal American Corp.	8,240	59
* Quidel Corp.	2,859	59
* Almost Family Inc.	1,207	53
* Lexicon Pharmaceuticals Inc.	4,190	50
* Emergent BioSolutions Inc.	1,499	50
* OraSure Technologies Inc.	8,732	47
* Versartis Inc.	3,471	45
* Dermira Inc.	1,668	43
CryoLife Inc.	4,285	42
* SurModics Inc.	1,764	40
* ACADIA Pharmaceuticals Inc.	1,031	38
* Amedisys Inc.	972	38
* Adamas Pharmaceuticals Inc.	1,747	35
* Exactech Inc.	1,713	34
* Endocyte Inc.	6,310	33
* AtriCure Inc.	1,172	29
* Cross Country Healthcare Inc.	2,059	29
* Akebia Therapeutics Inc.	4,098	28
* Verastem Inc.	4,645	28
* BioScrip Inc.	11,537	28
* Addus HomeCare Corp.	969	28
* BioCryst Pharmaceuticals Inc.	2,376	28
* Arrowhead Research Corp.	4,510	27
* Loxo Oncology Inc.	1,308	26
* Array BioPharma Inc.	4,362	26
Theravance Inc.	1,846	26
* Harvard Bioscience Inc.	5,623	25
* Five Star Quality Care Inc.	7,261	24
* Amphastar Pharmaceuticals Inc.	1,800	23
* Celldex Therapeutics Inc.	1,522	23
* Genesis Healthcare Inc.	3,111	23
Meridian Bioscience Inc.	1,129	22
* Acorda Therapeutics Inc.	633	20
* Stemline Therapeutics Inc.	2,190	20
* Ignyta Inc.	1,460	20
* Cytokinetics Inc.	2,815	19
* Anika Therapeutics Inc.	536	19
* Agenus Inc.	2,599	18
* TransEnterix Inc.	6,623	17
LeMaitre Vascular Inc.	1,275	17
* Vanda Pharmaceuticals Inc.	1,412	17
Select Medical Holdings Corp.	1,121	14
Ensign Group Inc.	291	14
* MedAssets Inc.	583	12
* Cerus Corp.	2,453	12
* Cutera Inc.	791	12
* Tokai Pharmaceuticals Inc.	947	11
* SeaSpine Holdings Corp.	788	11
* Calithera Biosciences Inc.	1,862	11
* RTI Surgical Inc.	1,667	11
* Rockwell Medical Inc.	887	11
* Inovio Pharmaceuticals Inc.	1,352	10
* Rigel Pharmaceuticals Inc.	3,303	10
* Cynosure Inc. Class A	305	10

46

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2015

			Market
			Value
		Shares	($000)
*	Navidea Biopharmaceuticals Inc.	5,031	9
*	Merrimack Pharmaceuticals Inc.	899	9
*	Aratana Therapeutics Inc.	469	8
*	Alliance HealthCare Services Inc.	554	8
*	Surgical Care Affiliates Inc.	196	7
*	Cardiovascular Systems Inc.	272	7
*	Omeros Corp.	422	6
*	Osiris Therapeutics Inc.	324	6
*	Geron Corp.	1,461	4
*,^	Unilife Corp.	3,118	4
*	Ocata Therapeutics Inc.	774	3
	National Research Corp. Class A	239	3
*	Peregrine Pharmaceuticals Inc.	2,462	3
*	Oxford Immunotec Global plc	176	2
*	Idera Pharmaceuticals Inc.	822	2
*	Threshold Pharmaceuticals Inc.	580	2
*	Assembly Biosciences Inc.	150	2
*	Immunomedics Inc.	915	2
*	XOMA Corp.	2,351	2
*	Entellus Medical Inc.	81	2
			6,388
Materials & Processing (4.4%)
	Carpenter Technology Corp.	8,449	330
	Commercial Metals Co.	19,283	303
	Axiall Corp.	11,702	296
*	Berry Plastics Group Inc.	8,053	238
*	Beacon Roofing Supply Inc.	6,204	225
*	MRC Global Inc.	17,311	225
	Simpson Manufacturing Co. Inc.	6,424	224
	Universal Forest Products Inc.	3,374	203
	Innospec Inc.	4,020	197
	Sensient Technologies Corp.	2,752	179
	OM Group Inc.	5,100	171
	Kaiser Aluminum Corp.	1,920	160
	Worthington Industries Inc.	6,214	159
	Innophos Holdings Inc.	3,269	157
	Greif Inc. Class A	5,177	152
	Schweitzer-Mauduit International Inc.	4,216	149
*	Stillwater Mining Co.	13,547	129
	PH Glatfelter Co.	7,156	129
	Hecla Mining Co.	61,356	126
	TimkenSteel Corp.	6,710	120
*	Kraton Performance Polymers Inc.	5,165	109
	Materion Corp.	3,320	103
^	Cliffs Natural Resources Inc.	25,762	102
	Mueller Industries Inc.	3,112	99
	Quanex Building Products Corp.	5,218	94
*	AK Steel Holding Corp.	29,305	91
*	Gibraltar Industries Inc.	5,205	85
	Tronox Ltd. Class A	10,535	85
	Calgon Carbon Corp.	4,784	78
	Schnitzer Steel Industries Inc.	4,444	77
*	Horsehead Holding Corp.	9,333	76
*	Coeur Mining Inc.	22,410	75
	Haynes International Inc.	1,954	75
	Stepan Co.	1,653	74
	Neenah Paper Inc.	1,273	74
*	Intrepid Potash Inc.	9,233	73
	Griffon Corp.	4,369	73
*	Unifi Inc.	2,355	68
	American Vanguard Corp.	4,301	57
	Hawkins Inc.	1,459	56
	Olin Corp.	2,645	53
	Quaker Chemical Corp.	643	51

47

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2015

		Market
		Value
	Shares	($000)
* LSB Industries Inc.	2,092	50
* Veritiv Corp.	1,369	49
Tredegar Corp.	3,290	48
* Landec Corp.	3,559	47
Rayonier Advanced Materials Inc.	6,835	47
* Century Aluminum Co.	7,761	43
FutureFuel Corp.	4,103	41
* Boise Cascade Co.	1,077	35
LSI Industries Inc.	3,637	35
* Louisiana-Pacific Corp.	1,915	32
LB Foster Co. Class A	1,746	31
* Cabot Microelectronics Corp.	643	28
* Northwest Pipe Co.	1,605	27
Kronos Worldwide Inc.	3,445	26
* OMNOVA Solutions Inc.	3,221	20
Minerals Technologies Inc.	361	19
Oil-Dri Corp. of America	800	19
A Schulman Inc.	506	17
Olympic Steel Inc.	1,196	16
United States Lime & Minerals Inc.	308	15
Aceto Corp.	626	14
* Ryerson Holding Corp.	1,629	12
* Energy Fuels Inc.	3,213	11
Comfort Systems USA Inc.	376	10
* Handy & Harman Ltd.	374	9
* Lawson Products Inc.	277	7
Global Brass & Copper Holdings Inc.	318	6
Chase Corp.	135	5
Valhi Inc.	1,596	5
* NL Industries Inc.	1,059	4
Wausau Paper Corp.	523	4
Insteel Industries Inc.	217	4
		6,336
Other (0.0%)[2]
* Leap Wireless International Inc CVR	7,564	19
* Milacron Holdings Corp.	288	6
* Sunrun Inc.	450	5
* TransUnion	125	3
* Univar Inc.	110	2
* Blue Buffalo Pet Products Inc.	83	2
* Evolent Health Inc. Class A	117	2
* Amplify Snack Brands Inc.	68	1
* Ollie's Bargain Outlet Holdings Inc.	36	1
* EndoChoice Holdings Inc.	38	1
* Magnum Hunter Resources Corp. Warrants Exp. 04/15/2016	1,575	—
* Gerber Scientific Inc. CVR	519	—
		42
Producer Durables (12.7%)
Curtiss-Wright Corp.	7,488	492
EMCOR Group Inc.	10,445	481
* Teledyne Technologies Inc.	4,374	428
* Esterline Technologies Corp.	5,184	424
Convergys Corp.	16,467	372
* Moog Inc. Class A	5,871	370
* Darling Ingredients Inc.	27,529	353
Barnes Group Inc.	9,128	353
* KLX Inc.	8,836	345
Con-way Inc.	9,649	340
ABM Industries Inc.	9,329	299
EnerSys	5,415	289
Scorpio Tankers Inc.	29,797	282
UniFirst Corp.	2,474	268
Tetra Tech Inc.	10,030	261
Watts Water Technologies Inc. Class A	4,687	257

48

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2015

		Market
		Value
	Shares	($000)
* FTI Consulting Inc.	6,358	253
* Huron Consulting Group Inc.	3,381	245
Mobile Mini Inc.	6,911	235
Granite Construction Inc.	6,543	226
Essendant Inc.	6,376	220
Deluxe Corp.	3,752	218
Aircastle Ltd.	10,382	216
Bristow Group Inc.	5,805	215
Actuant Corp. Class A	9,902	212
Nordic American Tankers Ltd.	14,812	202
* Itron Inc.	6,391	192
* MasTec Inc.	11,221	186
* OSI Systems Inc.	2,442	178
Brady Corp. Class A	7,931	174
* Atlas Air Worldwide Holdings Inc.	4,158	172
Applied Industrial Technologies Inc.	4,015	170
Ship Finance International Ltd.	9,963	167
* Sykes Enterprises Inc.	6,554	165
Kaman Corp.	4,143	161
ESCO Technologies Inc.	4,384	158
Woodward Inc.	3,358	153
* Rush Enterprises Inc. Class A	5,954	152
Cubic Corp.	3,589	151
Werner Enterprises Inc.	5,684	151
Briggs & Stratton Corp.	7,501	150
Federal Signal Corp.	10,511	149
* Navistar International Corp.	8,068	144
* Wesco Aircraft Holdings Inc.	10,213	143
AAR Corp.	5,884	143
Tidewater Inc.	7,905	142
* ACCO Brands Corp.	18,445	140
SkyWest Inc.	8,678	138
* PHH Corp.	8,251	134
* Chart Industries Inc.	5,134	131
Korn/Ferry International	3,851	131
Albany International Corp.	4,043	129
* TriMas Corp.	7,057	129
CIRCOR International Inc.	2,836	128
* Navigant Consulting Inc.	8,100	128
Astec Industries Inc.	3,189	126
* Aerojet Rocketdyne Holdings Inc.	5,577	115
* Aegion Corp. Class A	6,156	113
* ICF International Inc.	3,280	112
* Tutor Perini Corp.	6,315	112
DHT Holdings Inc.	15,605	112
* Monster Worldwide Inc.	15,297	111
McGrath RentCorp	4,313	111
* RPX Corp.	7,979	110
* UTi Worldwide Inc.	15,261	109
* Thermon Group Holdings Inc.	4,658	107
Raven Industries Inc.	5,579	101
TAL International Group Inc.	5,514	101
* MYR Group Inc.	3,513	101
GasLog Ltd.	6,961	97
Teekay Tankers Ltd. Class A	15,818	93
* Scorpio Bulkers Inc.	55,907	92
* FARO Technologies Inc.	2,259	88
ArcBest Corp.	2,947	85
* Engility Holdings Inc.	3,017	84
Alamo Group Inc.	1,626	84
Resources Connection Inc.	5,145	81
* Air Transport Services Group Inc.	8,867	81
* CBIZ Inc.	8,225	80
MSA Safety Inc.	1,763	80

49

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2015

			Market
			Value
		Shares	($000)
*	Aerovironment Inc.	3,314	80
*	Advanced Energy Industries Inc.	3,156	77
*	XPO Logistics Inc.	2,115	74
*	YRC Worldwide Inc.	4,425	74
	EnPro Industries Inc.	1,542	73
	Kelly Services Inc. Class A	5,000	72
*	Modine Manufacturing Co.	8,051	71
	Ennis Inc.	4,335	71
	Quad/Graphics Inc.	4,827	70
	Hyster-Yale Materials Handling Inc.	1,143	69
	Kadant Inc.	1,544	69
	Marten Transport Ltd.	3,614	67
	Textainer Group Holdings Ltd.	3,721	65
	Columbus McKinnon Corp.	3,370	64
	Douglas Dynamics Inc.	2,842	63
*	Ascent Capital Group Inc. Class A	2,233	63
	Titan International Inc.	6,806	62
	G&K Services Inc. Class A	923	62
*	Roadrunner Transportation Systems Inc.	2,851	62
	Gorman-Rupp Co.	2,466	60
	Heidrick & Struggles International Inc.	2,922	57
*	Dorian LPG Ltd.	4,208	55
*	Lydall Inc.	1,908	52
*	Great Lakes Dredge & Dock Corp.	9,258	51
*	PHI Inc.	1,971	50
	American Railcar Industries Inc.	1,178	49
*,^	Frontline Ltd.	18,163	48
	Navios Maritime Acquisition Corp.	13,785	48
	Littelfuse Inc.	515	46
	Standex International Corp.	571	46
	Powell Industries Inc.	1,530	45
*	Ducommun Inc.	1,858	44
*	DXP Enterprises Inc.	1,475	44
	Kimball International Inc. Class B	3,728	41
	Gulfmark Offshore Inc.	4,308	39
	Navios Maritime Holdings Inc.	13,676	38
	Miller Industries Inc.	1,766	38
*	CAI International Inc.	2,898	38
	Primoris Services Corp.	2,073	38
*	DHI Group Inc.	4,785	37
	NACCO Industries Inc. Class A	695	37
*	Kratos Defense & Security Solutions Inc.	7,603	35
*	CRA International Inc.	1,540	35
	CECO Environmental Corp.	3,606	35
*	Golden Ocean Group Ltd.	11,231	34
*	Casella Waste Systems Inc. Class A	5,523	34
	Hurco Cos. Inc.	1,098	34
	Ardmore Shipping Corp.	3,013	34
*	Titan Machinery Inc.	2,901	34
*	Orion Marine Group Inc.	4,698	34
	TeleTech Holdings Inc.	1,235	33
	Graham Corp.	1,703	31
*	Control4 Corp.	3,501	31
*	Liquidity Services Inc.	4,048	30
	Electro Rent Corp.	2,775	30
	VSE Corp.	699	29
	Celadon Group Inc.	1,447	28
*	InnerWorkings Inc.	3,768	27
	CLARCOR Inc.	480	27
	Eagle Bulk Shipping Inc.	3,735	27
*	Republic Airways Holdings Inc.	8,545	26
*	TRC Cos. Inc.	2,875	26
	Encore Wire Corp.	787	26
	CDI Corp.	2,400	25

50

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2015

			Market
			Value
		Shares	($000)
*	Hill International Inc.	6,149	24
*	Vishay Precision Group Inc.	2,117	24
*	Heritage-Crystal Clean Inc.	1,935	23
	Matson Inc.	606	23
	FreightCar America Inc.	1,049	23
	Lindsay Corp.	295	22
	Altra Industrial Motion Corp.	884	22
^	Safe Bulkers Inc.	6,369	21
*	USA Truck Inc.	1,045	21
*,^	Plug Power Inc.	11,805	20
*	Hub Group Inc. Class A	528	20
	Marlin Business Services Corp.	1,445	20
	Twin Disc Inc.	1,406	20
*	ServiceSource International Inc.	4,107	19
*	Mistras Group Inc.	1,234	18
	Franklin Electric Co. Inc.	579	17
*	ExlService Holdings Inc.	408	15
*,^	ExOne Co.	1,762	13
	Tennant Co.	214	12
	Preformed Line Products Co.	403	12
	General Cable Corp.	698	10
	Argan Inc.	254	10
*	HC2 Holdings Inc.	1,278	10
	Universal Truckload Services Inc.	489	10
	Exponent Inc.	219	9
*	TriNet Group Inc.	553	9
*	Virgin America Inc.	270	9
*	Neff Corp. Class A	1,108	7
*	Furmanite Corp.	953	6
*	Volt Information Sciences Inc.	586	5
*	SP Plus Corp.	194	4
*,^	6D Global Technologies Inc.	1,716	4
*	Vicor Corp.	329	3
*	Covenant Transportation Group Inc. Class A	107	2
*	Vectrus Inc.	101	2
*	Ultrapetrol Bahamas Ltd.	4,006	2
*	Accuride Corp.	543	2
*	PFSweb Inc.	140	2
*	Radiant Logistics Inc.	237	1
			18,241
Technology (9.5%)
	Mentor Graphics Corp.	16,663	431
*	Tech Data Corp.	6,137	400
*	Dealertrack Technologies Inc.	6,290	395
	SYNNEX Corp.	4,790	379
*	CACI International Inc. Class A	4,028	316
*	Anixter International Inc.	4,753	303
	MKS Instruments Inc.	8,893	300
*	DigitalGlobe Inc.	12,081	279
*	Acxiom Corp.	13,003	273
*	NetScout Systems Inc.	7,352	269
*	Finisar Corp.	17,314	267
*	Sanmina Corp.	13,766	265
*	Fairchild Semiconductor International Inc. Class A	19,400	264
*	Stratasys Ltd.	8,468	260
*	Polycom Inc.	22,482	242
*	Knowles Corp.	14,516	236
	Intersil Corp. Class A	21,965	231
*	OmniVision Technologies Inc.	9,671	231
*	Progress Software Corp.	8,415	228
	Vishay Intertechnology Inc.	22,764	225
*	Coherent Inc.	3,617	211
*	Take-Two Interactive Software Inc.	6,844	199
*	Benchmark Electronics Inc.	8,693	186

51

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2015

			Market
			Value
		Shares	($000)
*	ScanSource Inc.	4,745	181
*	NeuStar Inc. Class A	6,477	181
*	Rovi Corp.	14,860	164
*	Insight Enterprises Inc.	6,435	163
*	NETGEAR Inc.	5,346	162
*	Veeco Instruments Inc.	6,703	155
*	QLogic Corp.	14,501	150
*	II-VI Inc.	8,681	147
*	Entegris Inc.	9,806	135
	ADTRAN Inc.	8,305	133
*	Plexus Corp.	3,457	132
*	Semtech Corp.	7,387	125
*	Diodes Inc.	6,203	122
*	iRobot Corp.	4,067	119
*	PMC-Sierra Inc.	18,902	119
*	Fabrinet	5,962	118
*	Rogers Corp.	2,110	117
	Integrated Silicon Solution Inc.	5,338	117
	Brooks Automation Inc.	11,138	116
	Tessera Technologies Inc.	3,431	112
	ManTech International Corp. Class A	4,071	111
*	Bankrate Inc.	11,261	111
*,^	Advanced Micro Devices Inc.	59,868	108
*	Rofin-Sinar Technologies Inc.	4,182	106
	CTS Corp.	5,580	105
*	Photronics Inc.	11,221	102
	AVX Corp.	7,766	101
*	Actua Corp.	6,819	97
*	Blucora Inc.	6,873	96
*	Silicon Laboratories Inc.	2,106	92
*	Mercury Systems Inc.	5,747	91
*	Amkor Technology Inc.	16,233	88
	Acacia Research Corp.	8,591	82
*	Ultratech Inc.	4,564	78
*	GSI Group Inc.	5,785	75
	Comtech Telecommunications Corp.	2,732	73
*	Harmonic Inc.	12,498	72
*	Newport Corp.	4,482	69
*	TTM Technologies Inc.	9,920	68
*	ePlus Inc.	881	67
	Power Integrations Inc.	1,657	65
*	ShoreTel Inc.	8,528	63
*	ViaSat Inc.	1,070	63
*	Axcelis Technologies Inc.	19,080	62
*	Lattice Semiconductor Corp.	14,783	62
	Park Electrochemical Corp.	3,426	60
*	Calix Inc.	7,465	60
*	Sigma Designs Inc.	5,950	59
*	Sonus Networks Inc.	8,310	58
*	Applied Micro Circuits Corp.	9,962	58
*	Rudolph Technologies Inc.	4,551	58
*	Kimball Electronics Inc.	4,906	58
	Checkpoint Systems Inc.	7,071	57
*	Nanometrics Inc.	4,031	56
*	RetailMeNot Inc.	6,090	55
	IXYS Corp.	4,170	49
	American Science & Engineering Inc.	1,215	48
*,^	KEYW Holding Corp.	5,630	47
*	Extreme Networks Inc.	15,454	46
	Pericom Semiconductor Corp.	3,761	46
*	Ciber Inc.	13,249	45
*	Oclaro Inc.	16,433	45
*	Glu Mobile Inc.	9,708	45
	Daktronics Inc.	5,078	44

52

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2015

		Market
		Value
	Shares	($000)
Epiq Systems Inc.	3,386	43
* Digi International Inc.	4,189	43
* Quantum Corp.	36,204	42
Cohu Inc.	4,354	42
* Unisys Corp.	3,095	41
Black Box Corp.	2,582	40
PC Connection Inc.	1,781	37
* Ultra Clean Holdings Inc.	5,314	36
* Kopin Corp.	11,175	35
* FormFactor Inc.	5,158	34
* CEVA Inc.	1,773	34
* NeoPhotonics Corp.	4,693	34
* Seachange International Inc.	5,604	34
* Telenav Inc.	4,749	34
* DSP Group Inc.	3,757	33
* Exar Corp.	5,539	33
* Xcerra Corp.	5,180	32
QAD Inc. Class A	1,272	32
* Perficient Inc.	1,929	32
* Intralinks Holdings Inc.	3,106	32
American Software Inc. Class A	3,472	32
InterDigital Inc.	625	31
Bel Fuse Inc. Class B	1,740	31
* Verint Systems Inc.	567	30
* TeleCommunication Systems Inc. Class A	8,369	29
* Bottomline Technologies de Inc.	1,059	28
* Alpha & Omega Semiconductor Ltd.	3,682	28
* Bazaarvoice Inc.	5,364	28
* Rocket Fuel Inc.	4,437	27
* Millennial Media Inc.	20,071	27
* United Online Inc.	2,467	27
* Agilysys Inc.	2,556	26
* Multi-Fineline Electronix Inc.	1,527	24
* Limelight Networks Inc.	10,228	24
NVE Corp.	445	23
* EMCORE Corp.	3,252	23
* Pacific DataVision Inc.	688	22
* SciQuest Inc.	1,985	22
* TechTarget Inc.	2,359	22
ModusLink Global Solutions Inc.	6,288	20
* Datalink Corp.	3,229	19
* Imation Corp.	5,905	18
* Vocera Communications Inc.	1,501	18
* RealNetworks Inc.	3,863	17
* Avid Technology Inc.	1,993	17
* Sparton Corp.	692	16
* Ixia	1,039	16
* Marin Software Inc.	4,379	16
Reis Inc.	512	13
Ubiquiti Networks Inc.	319	11
Sapiens International Corp. NV	887	10
* Applied Optoelectronics Inc.	468	10
* DTS Inc.	350	9
* Cascade Microtech Inc.	457	7
* KVH Industries Inc.	527	6
* Silver Spring Networks Inc.	422	5
* PDF Solutions Inc.	341	4
* Digimarc Corp.	98	4
* Everyday Health Inc.	318	3
* Novatel Wireless Inc.	748	2
* Brightcove Inc.	339	2
* Digital Turbine Inc.	614	2
* Park City Group Inc.	122	1

53

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2015

		Market
		Value
	Shares	($000)
* Amber Road Inc.	154	1
		13,733
Utilities (8.0%)
* Dynegy Inc.	21,448	552
Cleco Corp.	10,123	542
Portland General Electric Co.	14,767	510
Piedmont Natural Gas Co. Inc.	13,126	506
IDACORP Inc.	8,430	501
WGL Holdings Inc.	8,286	449
Southwest Gas Corp.	7,805	430
UIL Holdings Corp.	9,433	430
NorthWestern Corp.	7,838	405
New Jersey Resources Corp.	14,259	403
ALLETE Inc.	8,123	388
Laclede Group Inc.	7,217	382
ONE Gas Inc.	8,763	377
PNM Resources Inc.	13,272	340
Avista Corp.	10,376	326
Black Hills Corp.	7,468	297
South Jersey Industries Inc.	11,399	275
El Paso Electric Co.	6,716	238
MGE Energy Inc.	5,762	222
American States Water Co.	5,749	217
Pattern Energy Group Inc. Class A	9,274	210
* Talen Energy Corp.	14,025	200
Northwest Natural Gas Co.	4,534	199
Abengoa Yield plc	8,173	186
West Corp.	7,515	183
NRG Yield Inc.	10,442	168
California Water Service Group	7,939	164
Otter Tail Corp.	6,206	160
Empire District Electric Co.	7,320	158
* Vonage Holdings Corp.	27,849	155
* Globalstar Inc.	78,883	139
Ormat Technologies Inc.	3,654	129
Chesapeake Utilities Corp.	2,560	126
Atlantic Tele-Network Inc.	1,724	123
* Cincinnati Bell Inc.	35,254	121
* Iridium Communications Inc.	13,551	101
NRG Yield Inc. Class A	5,693	90
Unitil Corp.	2,346	84
* Premiere Global Services Inc.	7,807	84
SJW Corp.	2,663	77
* 8x8 Inc.	9,572	74
Connecticut Water Service Inc.	1,874	65
Middlesex Water Co.	2,712	62
* ORBCOMM Inc.	10,052	61
Inteliquent Inc.	3,293	60
Spok Holdings Inc.	3,654	60
Consolidated Communications Holdings Inc.	2,898	57
Atlantic Power Corp.	20,486	48
York Water Co.	1,974	42
* Pendrell Corp.	27,939	41
* Hawaiian Telcom Holdco Inc.	1,808	40
IDT Corp. Class B	2,394	37
* Intelsat SA	3,357	32
Artesian Resources Corp. Class A	1,316	29
* NTELOS Holdings Corp.	2,919	27
Consolidated Water Co. Ltd.	2,477	26
Shenandoah Telecommunications Co.	572	22
* Boingo Wireless Inc.	2,770	21
Genie Energy Ltd. Class B	1,617	17
Windstream Holdings Inc.	983	7
* inContact Inc.	923	7

54

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2015

				Market
				Value
			Shares	($000)
Lumos Networks Corp.			580	7
Spark Energy Inc. Class A			63	1
				11,490
Total Common Stocks (Cost $158,795)				143,153

	Coupon
Temporary Cash Investments (1.1%)[1]
Money Market Fund (1.0%)
3,4 Vanguard Market Liquidity Fund	0.168%		1,513,120	1,513

			Face
		Maturity	Amount
		Date	($000)
U.S. Government and Agency Obligations (0.1%)
5,6 Freddie Mac Discount Notes	0.125%	10/30/15	100	100
Total Temporary Cash Investments (Cost $1,613)				1,613
Total Investments (100.4%) (Cost $160,408)				144,766
Other Assets and Liabilities—Net (-0.4%)[4]				(524)
Net Assets (100%)				144,242

* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $484,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 99.8% and 0.6%, respectively, of net assets.
2 “Other” represents securities that are not classified by the fund’s benchmark index.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $543,000 of collateral received for securities on loan.
5 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
6 Securities with a value of $100,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.

55

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2015

		Market
		Value
	Shares	($000)
Common Stocks (99.6%)[1]
Consumer Discretionary (19.4%)
Vail Resorts Inc.	13,825	1,492
* Buffalo Wild Wings Inc.	7,227	1,371
* Burlington Stores Inc.	25,706	1,365
* Restoration Hardware Holdings Inc.	12,708	1,175
Pool Corp.	16,570	1,155
American Eagle Outfitters Inc.	65,854	1,121
Jack in the Box Inc.	14,229	1,112
* Tenneco Inc.	23,360	1,099
Wolverine World Wide Inc.	39,303	1,059
* G-III Apparel Group Ltd.	15,130	1,049
Men's Wearhouse Inc.	18,331	1,035
Cheesecake Factory Inc.	18,498	1,004
Cracker Barrel Old Country Store Inc.	6,818	983
Big Lots Inc.	20,459	982
Bloomin' Brands Inc.	47,029	973
Texas Roadhouse Inc. Class A	26,554	956
Lithia Motors Inc. Class A	8,638	921
* Steven Madden Ltd.	21,350	872
* Cimpress NV	12,444	871
* Pinnacle Entertainment Inc.	22,959	867
* Bright Horizons Family Solutions Inc.	14,181	867
* Asbury Automotive Group Inc.	10,336	833
Sotheby's	23,599	831
Chico's FAS Inc.	54,383	811
* Five Below Inc.	20,666	799
Monro Muffler Brake Inc.	12,074	765
HSN Inc.	12,332	750
Papa John's International Inc.	10,982	739
* IMAX Corp.	22,913	718
Churchill Downs Inc.	5,103	678
Sinclair Broadcast Group Inc. Class A	25,137	673
* La Quinta Holdings Inc.	35,522	670
* Grand Canyon Education Inc.	17,858	660
Hillenbrand Inc.	23,873	644
PriceSmart Inc.	7,383	628
* Gentherm Inc.	13,621	621
* Express Inc.	28,883	589
* American Axle & Manufacturing Holdings Inc.	28,761	581
Dana Holding Corp.	32,862	576
DineEquity Inc.	6,002	573
Nexstar Broadcasting Group Inc. Class A	11,871	552
* Fiesta Restaurant Group Inc.	10,175	525
* Dorman Products Inc.	10,144	511
Drew Industries Inc.	9,154	506
* Popeyes Louisiana Kitchen Inc.	8,782	488
* Boyd Gaming Corp.	30,269	487
* Orbitz Worldwide Inc.	42,384	486
* Select Comfort Corp.	19,840	483
Oxford Industries Inc.	5,556	468
* Mattress Firm Holding Corp.	7,776	467
Columbia Sportswear Co.	7,587	466
SeaWorld Entertainment Inc.	25,937	462
* Deckers Outdoor Corp.	7,077	456
Buckle Inc.	10,741	453
Sturm Ruger & Co. Inc.	7,091	446
* Stamps.com Inc.	5,408	445
* zulily Inc. Class A	24,851	441
Outerwall Inc.	6,999	431
* Red Robin Gourmet Burgers Inc.	5,358	422
* Krispy Kreme Doughnuts Inc.	24,604	422
* Tumi Holdings Inc.	21,279	420

56

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2015

			Market
			Value
		Shares	($000)
*	Diamond Resorts International Inc.	15,800	401
	Marriott Vacations Worldwide Corp.	5,580	396
	Sonic Corp.	14,223	384
*	Helen of Troy Ltd.	4,421	376
	Travelport Worldwide Ltd.	28,351	376
	ClubCorp Holdings Inc.	16,665	375
*	Hibbett Sports Inc.	9,445	373
*	Smith & Wesson Holding Corp.	20,388	369
*	Shutterfly Inc.	9,059	352
*	BJ's Restaurants Inc.	8,149	350
	Pier 1 Imports Inc.	34,177	348
*	TiVo Inc.	36,820	335
*	Crocs Inc.	22,534	332
*	American Woodmark Corp.	4,862	322
*	2U Inc.	9,082	318
*	Steiner Leisure Ltd.	4,855	309
	Nutrisystem Inc.	10,959	307
*	LifeLock Inc.	35,800	302
*	Constant Contact Inc.	12,172	301
	Interval Leisure Group Inc.	14,826	297
*	Dave & Buster's Entertainment Inc.	8,634	297
*,^	Wayfair Inc.	7,610	284
*	Gray Television Inc.	23,943	277
	Libbey Inc.	7,744	273
	Ryland Group Inc.	6,175	267
*	Meritor Inc.	20,643	261
*,^	Zoe's Kitchen Inc.	7,315	253
	EW Scripps Co. Class A	14,317	251
*	Denny's Corp.	22,134	249
*	Shutterstock Inc.	7,410	248
*	HealthStream Inc.	9,531	237
*	Universal Electronics Inc.	4,999	228
	World Wrestling Entertainment Inc. Class A	11,352	228
	Capella Education Co.	4,606	225
*,^	Coupons.com Inc.	23,006	215
*,^	Scientific Games Corp. Class A	18,936	209
	La-Z-Boy Inc.	7,546	208
*	Liberty TripAdvisor Holdings Inc. Class A	8,198	208
*	Rentrak Corp.	4,382	200
*	Motorcar Parts of America Inc.	6,256	199
	Winnebago Industries Inc.	9,404	193
*	Cavco Industries Inc.	2,660	190
*	Chuy's Holdings Inc.	6,197	190
	Entravision Communications Corp. Class A	23,123	186
*	Nautilus Inc.	11,809	180
*	Francesca's Holdings Corp.	15,894	179
	Group 1 Automotive Inc.	1,888	165
*	Party City Holdco Inc.	9,667	164
*	Zumiez Inc.	6,787	158
*	Blue Nile Inc.	4,554	155
	MDC Holdings Inc.	5,246	149
*	Isle of Capri Casinos Inc.	8,073	149
*	XO Group Inc.	10,154	149
	Kirkland's Inc.	6,662	149
*	Carrols Restaurant Group Inc.	11,590	147
*	RealD Inc.	15,512	146
*	Ascena Retail Group Inc.	11,864	143
	Ruth's Hospitality Group Inc.	8,893	143
*	Stoneridge Inc.	10,747	131
	Finish Line Inc. Class A	4,947	130
	New York Times Co. Class A	10,551	128
*	Sequential Brands Group Inc.	7,724	126
*	Tile Shop Holdings Inc.	10,401	124
	Children's Place Inc.	2,065	124

57

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2015

			Market
			Value
		Shares	($000)
*	Malibu Boats Inc. Class A	6,849	118
*	Tuesday Morning Corp.	13,892	110
*,^	Etsy Inc.	7,673	110
*	Habit Restaurants Inc. Class A	4,409	110
*	Tower International Inc.	4,478	109
*,^	Container Store Group Inc.	6,063	102
*	Boot Barn Holdings Inc.	4,587	100
*	Fox Factory Holding Corp.	6,516	98
*	Shake Shack Inc. Class A	1,908	95
*	Eastman Kodak Co.	6,732	95
	Cooper Tire & Rubber Co.	2,377	92
	MDC Partners Inc. Class A	4,667	92
*	Overstock.com Inc.	4,612	91
*	Angie's List Inc.	16,840	89
*	Potbelly Corp.	8,393	89
*	Strayer Education Inc.	1,670	87
*	Chegg Inc.	11,512	86
	Winmark Corp.	860	85
*	Houghton Mifflin Harcourt Co.	3,750	85
*	MarineMax Inc.	5,047	82
*	1-800-Flowers.com Inc. Class A	9,621	81
*	ZAGG Inc.	10,842	79
	National CineMedia Inc.	5,884	77
*	Cherokee Inc.	3,000	77
*,^	Jamba Inc.	5,394	75
	Inter Parfums Inc.	2,685	69
*	El Pollo Loco Holdings Inc.	5,165	67
	Tribune Publishing Co.	5,695	67
*	TubeMogul Inc.	5,959	66
*	Bravo Brio Restaurant Group Inc.	5,040	64
*	Bojangles' Inc.	3,057	64
	Cato Corp. Class A	1,757	62
	Bassett Furniture Industries Inc.	2,088	61
*,^	Weight Watchers International Inc.	9,386	58
*	Crown Media Holdings Inc. Class A	10,732	57
*	Vince Holding Corp.	6,041	55
*	Martha Stewart Living Omnimedia Inc. Class A	8,714	53
*	Papa Murphy's Holdings Inc.	3,558	53
	Liberty Tax Inc.	2,197	52
	Collectors Universe Inc.	2,761	52
	Arctic Cat Inc.	1,925	51
	Caleres Inc.	1,444	48
*	Eldorado Resorts Inc.	5,056	48
*	TRI Pointe Group Inc.	3,401	47
	Metaldyne Performance Group Inc.	2,444	46
	Superior Uniform Group Inc.	2,714	46
*	Central European Media Enterprises Ltd. Class A	19,858	44
*	Meritage Homes Corp.	974	41
*	M/I Homes Inc.	1,614	40
*	Noodles & Co. Class A	3,282	39
*	Revlon Inc. Class A	1,128	38
*	Penn National Gaming Inc.	2,036	37
*	Sportsman's Warehouse Holdings Inc.	2,692	35
*	LGI Homes Inc.	1,269	33
*	Fenix Parts Inc.	3,285	33
	Matthews International Corp. Class A	622	32
	Bob Evans Farms Inc.	675	30
*	Kona Grill Inc.	1,580	29
*	Lands' End Inc.	1,065	27
	Carriage Services Inc. Class A	1,170	27
	Marine Products Corp.	3,814	27
*	Vitamin Shoppe Inc.	659	24
*	William Lyon Homes Class A	1,039	24
*	Central Garden & Pet Co. Class A	1,835	23

58

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2015

			Market
			Value
		Shares	($000)
*	Empire Resorts Inc.	5,400	23
*	America's Car-Mart Inc.	596	21
*	Cooper-Standard Holding Inc.	362	21
*	Skullcandy Inc.	2,708	19
*	Destination XL Group Inc.	3,040	18
	Escalade Inc.	1,009	18
*	Reading International Inc. Class A	1,364	17
*	Morgans Hotel Group Co.	3,761	17
	AMC Entertainment Holdings Inc.	563	16
*	Performance Sports Group Ltd.	1,157	15
*	Quiksilver Inc.	33,365	14
	Strattec Security Corp.	225	14
*	Carmike Cinemas Inc.	469	11
*	Century Communities Inc.	438	10
*	New Home Co. Inc.	622	9
	Citi Trends Inc.	326	9
*	Del Frisco's Restaurant Group Inc.	573	8
*	Franklin Covey Co.	475	8
*	SFX Entertainment Inc.	7,594	8
*	Build-A-Bear Workshop Inc.	345	7
	Hooker Furniture Corp.	277	7
*	JAKKS Pacific Inc.	646	6
*	Care.com Inc.	939	6
*	Horizon Global Corp.	415	4
	Weyco Group Inc.	134	4
*	Monarch Casino & Resort Inc.	201	3
*	VOXX International Corp. Class A	445	3
*	Black Diamond Inc.	454	3
	Journal Media Group Inc.	505	3
*	Hemisphere Media Group Inc. Class A	212	3
			65,151
Consumer Staples (3.2%)
	Casey's General Stores Inc.	14,776	1,564
*	United Natural Foods Inc.	17,496	842
	Vector Group Ltd.	30,994	739
*	Boston Beer Co. Inc. Class A	3,448	707
	J&J Snack Foods Corp.	5,648	644
	B&G Foods Inc.	20,844	633
	Cal-Maine Foods Inc.	11,880	631
*	Diplomat Pharmacy Inc.	13,724	542
	WD-40 Co.	5,526	463
	Lancaster Colony Corp.	4,581	434
*	Fresh Market Inc.	16,349	352
	Calavo Growers Inc.	5,576	325
*	USANA Health Sciences Inc.	2,140	314
*	Diamond Foods Inc.	9,442	285
	Core-Mark Holding Co. Inc.	4,529	272
	Dean Foods Co.	16,410	270
	Coca-Cola Bottling Co. Consolidated	1,612	249
*	Boulder Brands Inc.	19,424	159
	PetMed Express Inc.	7,771	129
*	Medifast Inc.	4,169	116
*	National Beverage Corp.	4,176	110
*	Chefs' Warehouse Inc.	7,231	109
*,^	Freshpet Inc.	7,972	104
*	Natural Grocers by Vitamin Cottage Inc.	3,489	85
	Limoneira Co.	4,429	84
	Natural Health Trends Corp.	3,024	81
	Tootsie Roll Industries Inc.	2,577	80
*	Farmer Bros Co.	2,983	68
	Ingles Markets Inc. Class A	1,367	68
*	Inventure Foods Inc.	7,619	66
	MGP Ingredients Inc.	3,946	63
	John B Sanfilippo & Son Inc.	782	40

59

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2015

			Market
			Value
		Shares	($000)
*	Synutra International Inc.	6,758	34
*	Castle Brands Inc.	24,609	30
*	Seaboard Corp.	8	27
*	Lifeway Foods Inc.	1,832	26
	Orchids Paper Products Co.	916	23
*	Craft Brew Alliance Inc.	1,268	10
*	Arcadia Biosciences Inc.	1,113	7
	Alico Inc.	168	7
*	Fairway Group Holdings Corp.	2,524	6
			10,798
Energy (1.3%)
	Western Refining Inc.	27,070	1,165
	SemGroup Corp. Class A	16,654	916
*	Matador Resources Co.	16,513	378
	Delek US Holdings Inc.	12,034	370
*,^	Ultra Petroleum Corp.	28,084	239
	SunCoke Energy Inc.	17,517	201
*	Parsley Energy Inc. Class A	11,380	196
*	RigNet Inc.	4,630	133
*	Fairmount Santrol Holdings Inc.	22,183	111
*	Par Petroleum Corp.	5,589	108
*	Trecora Resources	7,751	100
*,^	Solazyme Inc.	30,715	81
*	Magnum Hunter Resources Corp.	79,904	64
*	Vivint Solar Inc.	4,864	61
	Evolution Petroleum Corp.	8,968	53
	Panhandle Oil and Gas Inc. Class A	2,835	50
*,^	Enphase Energy Inc.	10,717	49
*	Isramco Inc.	355	47
*	Synergy Resources Corp.	4,121	44
*	Carrizo Oil & Gas Inc.	1,007	37
*	FuelCell Energy Inc.	26,777	22
*	PowerSecure International Inc.	1,494	18
	Hallador Energy Co.	1,035	8
*	ION Geophysical Corp.	9,199	5
*	Erin Energy Corp.	696	3
			4,459
Financial Services (9.1%)
	MarketAxess Holdings Inc.	14,200	1,284
*	Euronet Worldwide Inc.	19,741	1,273
	CubeSmart	49,626	1,255
	Bank of the Ozarks Inc.	29,683	1,241
	Sovran Self Storage Inc.	11,819	1,061
	Fair Isaac Corp.	11,780	1,008
*	PRA Group Inc.	18,331	977
	Ryman Hospitality Properties Inc.	16,495	845
	Heartland Payment Systems Inc.	13,884	827
*	Blackhawk Network Holdings Inc.	20,598	814
	WisdomTree Investments Inc.	43,284	812
	CyrusOne Inc.	23,053	730
	Urban Edge Properties	33,679	704
	Evercore Partners Inc. Class A	13,132	688
*	BofI Holding Inc.	5,823	675
	Home BancShares Inc.	17,694	674
	Financial Engines Inc.	19,670	638
	BGC Partners Inc. Class A	69,511	610
*	MGIC Investment Corp.	57,723	610
*	Cardtronics Inc.	17,023	587
*	Essent Group Ltd.	21,085	565
	HFF Inc. Class A	14,352	521
*	Western Alliance Bancorp	16,703	510
	RLJ Lodging Trust	18,352	505
	American Assets Trust Inc.	12,548	483
	EVERTEC Inc.	24,957	452

60

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2015

		Market
		Value
	Shares	($000)
CoreSite Realty Corp.	9,229	449
First Financial Bankshares Inc.	14,113	439
* First Cash Financial Services Inc.	9,856	407
QTS Realty Trust Inc. Class A	10,067	405
Greenhill & Co. Inc.	11,110	390
Potlatch Corp.	11,234	371
* Eagle Bancorp Inc.	8,568	359
* Xoom Corp.	12,100	300
Universal Insurance Holdings Inc.	12,148	299
Alexander's Inc.	739	268
National Health Investors Inc.	4,859	268
* LendingTree Inc.	2,193	232
Cohen & Steers Inc.	7,648	229
DuPont Fabros Technology Inc.	8,387	224
Diamond Hill Investment Group Inc.	1,147	223
* Marcus & Millichap Inc.	5,128	218
Universal Health Realty Income Trust	4,716	217
* Hilltop Holdings Inc.	10,239	211
CareTrust REIT Inc.	18,258	205
Sun Communities Inc.	2,823	184
* HRG Group Inc.	13,467	173
Virtu Financial Inc. Class A	7,290	172
Westwood Holdings Group Inc.	2,957	164
Employers Holdings Inc.	7,393	163
Moelis & Co. Class A	5,966	163
Saul Centers Inc.	3,269	161
OM Asset Management plc	9,446	156
GAMCO Investors Inc.	2,423	142
* Altisource Portfolio Solutions SA	5,078	137
EastGroup Properties Inc.	2,466	133
* Walker & Dunlop Inc.	5,006	122
Cass Information Systems Inc.	2,484	120
* Enova International Inc.	8,772	114
National Storage Affiliates Trust	8,287	107
* Heritage Insurance Holdings Inc.	5,989	105
* eHealth Inc.	6,660	100
Inland Real Estate Corp.	10,794	91
Sabra Health Care REIT Inc.	3,740	90
Easterly Government Properties Inc.	5,312	83
Kennedy-Wilson Holdings Inc.	3,388	81
Janus Capital Group Inc.	4,804	71
* Texas Capital Bancshares Inc.	1,270	68
* World Acceptance Corp.	1,730	65
* Encore Capital Group Inc.	1,571	64
* HomeStreet Inc.	2,525	56
* Real Industry Inc.	5,767	56
Equity One Inc.	2,370	56
PS Business Parks Inc.	752	55
* Square 1 Financial Inc. Class A	2,131	54
* Impac Mortgage Holdings Inc.	2,868	51
Pzena Investment Management Inc. Class A	4,938	50
Pinnacle Financial Partners Inc.	978	46
United Financial Bancorp Inc.	3,378	42
* INTL. FCStone Inc.	1,508	40
* On Deck Capital Inc.	4,320	40
* Meridian Bancorp Inc.	2,963	38
South State Corp.	481	36
* Trupanion Inc.	5,131	36
Maiden Holdings Ltd.	2,418	35
Renasant Corp.	1,067	33
LTC Properties Inc.	789	32
BNC Bancorp	1,508	31
* Third Point Reinsurance Ltd.	2,185	31
* Ambac Financial Group Inc.	1,829	30

61

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2015

		Market
		Value
	Shares	($000)
* Ashford Inc.	399	29
* Atlas Financial Holdings Inc.	1,756	28
Consolidated-Tomoka Land Co.	506	28
Investment Technology Group Inc.	1,658	27
National General Holdings Corp.	1,371	25
Urstadt Biddle Properties Inc. Class A	1,276	23
Crawford & Co. Class B	3,150	20
National Interstate Corp.	676	19
Cardinal Financial Corp.	798	18
Fifth Street Asset Management Inc.	2,150	18
* KCG Holdings Inc. Class A	1,505	17
Virtus Investment Partners Inc.	147	17
Medley Management Inc. Class A	2,216	16
HCI Group Inc.	394	16
GAIN Capital Holdings Inc.	1,803	15
* Cowen Group Inc. Class A	2,266	12
* PennyMac Financial Services Inc. Class A	655	11
* Ladenburg Thalmann Financial Services Inc.	4,125	11
* Altisource Asset Management Corp.	276	11
* ZAIS Group Holdings Inc.	1,401	9
State National Cos. Inc.	901	9
Resource America Inc. Class A	898	7
* Stonegate Mortgage Corp.	755	5
* Regional Management Corp.	325	5
CIFC Corp.	123	1
* Tejon Ranch Co. Warrants Exp. 08/31/2016	617	—
		30,337
Health Care (28.2%)
* Anacor Pharmaceuticals Inc.	15,578	2,032
* Ultragenyx Pharmaceutical Inc.	14,617	1,632
* Team Health Holdings Inc.	27,385	1,609
West Pharmaceutical Services Inc.	27,364	1,528
* ABIOMED Inc.	15,873	1,522
* WellCare Health Plans Inc.	16,752	1,519
* Neurocrine Biosciences Inc.	32,494	1,507
HealthSouth Corp.	34,802	1,486
STERIS Corp.	22,719	1,455
* PAREXEL International Corp.	20,986	1,379
* Cepheid	27,318	1,331
* Thoratec Corp.	20,625	1,296
* Dyax Corp.	55,446	1,276
* Impax Laboratories Inc.	27,293	1,118
* Molina Healthcare Inc.	14,950	1,115
* Novavax Inc.	102,006	1,099
* ACADIA Pharmaceuticals Inc.	27,907	1,022
* Catalent Inc.	31,724	1,008
* Medidata Solutions Inc.	20,970	1,007
* Myriad Genetics Inc.	26,347	990
* NuVasive Inc.	18,344	967
* Prestige Brands Holdings Inc.	19,839	923
Chemed Corp.	6,478	883
* Chimerix Inc.	17,321	848
* Portola Pharmaceuticals Inc. Class A	17,528	827
* Clovis Oncology Inc.	10,557	822
* AMAG Pharmaceuticals Inc.	13,081	818
* Exact Sciences Corp.	36,386	804
* Pacira Pharmaceuticals Inc.	13,825	796
* Radius Health Inc.	12,530	763
* KYTHERA Biopharmaceuticals Inc.	9,791	732
* Neogen Corp.	14,052	726
* Halozyme Therapeutics Inc.	40,237	703
* Prothena Corp. plc	11,868	683
* Masimo Corp.	16,591	674
Cantel Medical Corp.	13,031	647

62

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2015

			Market
			Value
		Shares	($000)
*	Cyberonics Inc.	9,876	645
*	Insulet Corp.	21,529	640
*	Globus Medical Inc.	26,036	636
*	Amicus Therapeutics Inc.	43,969	632
*	Depomed Inc.	22,747	613
*	Ligand Pharmaceuticals Inc.	6,654	612
*	AMN Healthcare Services Inc.	18,041	606
*	ARIAD Pharmaceuticals Inc.	63,514	600
*	Tetraphase Pharmaceuticals Inc.	13,706	595
*	WebMD Health Corp.	14,336	590
*,^	Kite Pharma Inc.	10,940	582
*	Insmed Inc.	23,331	570
*	Cambrex Corp.	11,878	568
*	ExamWorks Group Inc.	15,682	562
*	Sarepta Therapeutics Inc.	15,730	562
*	HeartWare International Inc.	6,546	560
*	Air Methods Corp.	14,896	558
*	Nektar Therapeutics	49,896	551
*	Ironwood Pharmaceuticals Inc. Class A	47,776	526
*	Natus Medical Inc.	12,505	509
*	Exelixis Inc.	85,496	509
*	Celldex Therapeutics Inc.	33,923	503
*	PTC Therapeutics Inc.	12,840	490
*	Lannett Co. Inc.	10,062	482
	Select Medical Holdings Corp.	37,367	482
*	Acorda Therapeutics Inc.	14,805	473
*	Omnicell Inc.	13,750	467
*	MedAssets Inc.	21,572	456
*	TESARO Inc.	8,827	454
*	Momenta Pharmaceuticals Inc.	23,174	452
*	FibroGen Inc.	18,154	445
*	ImmunoGen Inc.	32,695	440
*	Heron Therapeutics Inc.	11,089	426
*	Repligen Corp.	12,462	425
	Ensign Group Inc.	8,969	421
*	NxStage Medical Inc.	23,990	417
*	Cempra Inc.	12,071	415
*	HealthEquity Inc.	13,759	403
	Abaxis Inc.	8,550	402
*	MiMedx Group Inc.	41,155	400
*	Merrimack Pharmaceuticals Inc.	39,401	398
*	Ophthotech Corp.	8,989	396
*	Zeltiq Aesthetics Inc.	12,222	394
*	Dynavax Technologies Corp.	13,904	394
*	ICU Medical Inc.	3,448	391
^	Theravance Inc.	28,134	391
*,^	ZIOPHARM Oncology Inc.	43,509	379
*	Raptor Pharmaceutical Corp.	30,531	370
*	Retrophin Inc.	13,262	364
*	LDR Holding Corp.	9,606	358
*	NewLink Genetics Corp.	7,890	354
*,^	MannKind Corp.	93,403	354
*	ZS Pharma Inc.	6,889	352
*	HMS Holdings Corp.	33,589	351
*	Amsurg Corp.	4,462	350
*	Alder Biopharmaceuticals Inc.	8,866	344
*	Haemonetics Corp.	9,371	338
*	Endologix Inc.	25,565	332
*	Amedisys Inc.	8,512	329
*	Achillion Pharmaceuticals Inc.	44,503	329
*	IPC Healthcare Inc.	3,977	316
*	MacroGenics Inc.	11,946	315
*	TherapeuticsMD Inc.	48,126	295
*	Inogen Inc.	5,958	294

63

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2015

			Market
			Value
		Shares	($000)
*	Insys Therapeutics Inc.	8,915	289
*	Integra LifeSciences Holdings Corp.	4,754	285
*	Nevro Corp.	6,298	284
*	PRA Health Sciences Inc.	7,533	283
*	Relypsa Inc.	12,338	283
*	Sage Therapeutics Inc.	5,220	282
*	Surgical Care Affiliates Inc.	7,712	282
*	Cardiovascular Systems Inc.	11,380	274
*	Emergent BioSolutions Inc.	8,106	270
*	Spectranetics Corp.	16,013	270
*	Synergy Pharmaceuticals Inc.	37,827	265
*	Atara Biotherapeutics Inc.	6,395	259
*	BioCryst Pharmaceuticals Inc.	22,046	257
*	Array BioPharma Inc.	43,456	256
	Quality Systems Inc.	18,848	256
*	Eagle Pharmaceuticals Inc.	3,238	254
	Meridian Bioscience Inc.	13,204	253
*	Sucampo Pharmaceuticals Inc. Class A	9,373	252
*	Arena Pharmaceuticals Inc.	91,517	248
*	Coherus Biosciences Inc.	8,928	246
*	Cynosure Inc. Class A	7,688	243
*,^	Keryx Biopharmaceuticals Inc.	39,081	242
*	Esperion Therapeutics Inc.	4,977	239
*	Acceleron Pharma Inc.	8,204	238
*	Enanta Pharmaceuticals Inc.	6,044	236
*	Supernus Pharmaceuticals Inc.	12,948	235
*	Adeptus Health Inc. Class A	2,340	233
	Phibro Animal Health Corp. Class A	6,595	233
*	Capital Senior Living Corp.	11,119	232
*	Providence Service Corp.	5,160	231
*	Zafgen Inc.	6,213	227
*	Vascular Solutions Inc.	6,514	225
*	Wright Medical Group Inc.	9,695	224
*	Intra-Cellular Therapies Inc.	8,189	219
*	Epizyme Inc.	10,915	218
	US Physical Therapy Inc.	4,678	215
*	Accuray Inc.	30,340	209
	Atrion Corp.	536	207
*,^	Rockwell Medical Inc.	16,911	202
*	INC Research Holdings Inc. Class A	4,886	200
	Computer Programs & Systems Inc.	4,343	200
*	Sangamo BioSciences Inc.	26,209	198
*	AtriCure Inc.	8,061	197
*	Progenics Pharmaceuticals Inc.	26,239	192
*	Albany Molecular Research Inc.	9,578	191
*	Omeros Corp.	13,433	189
*	Genomic Health Inc.	6,823	188
*	Merge Healthcare Inc.	26,470	188
*,^	Inovio Pharmaceuticals Inc.	24,622	184
*	Aratana Therapeutics Inc.	10,311	182
*	Revance Therapeutics Inc.	6,000	182
*	Zogenix Inc.	9,356	180
*	Xencor Inc.	10,704	179
*	Geron Corp.	57,414	174
*	OvaScience Inc.	8,844	172
*	Tornier NV	7,654	170
*	Aegerion Pharmaceuticals Inc.	9,614	170
*	Sagent Pharmaceuticals Inc.	8,494	170
*	Advaxis Inc.	11,396	169
*	Agenus Inc.	23,545	167
*	GenMark Diagnostics Inc.	16,166	167
*	Infinity Pharmaceuticals Inc.	18,832	166
*	TG Therapeutics Inc.	13,305	163
*,^	Accelerate Diagnostics Inc.	8,267	162

64

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2015

			Market
			Value
		Shares	($000)
*	Intersect ENT Inc.	6,288	160
*	La Jolla Pharmaceutical Co.	4,435	158
*	Five Prime Therapeutics Inc.	8,255	157
*	Anika Therapeutics Inc.	4,391	155
*	Cerus Corp.	30,987	154
*	XenoPort Inc.	22,535	152
*	Vanda Pharmaceuticals Inc.	12,826	151
*	SciClone Pharmaceuticals Inc.	19,030	150
*	BioTelemetry Inc.	10,394	149
*	ANI Pharmaceuticals Inc.	3,031	148
*	K2M Group Holdings Inc.	6,759	143
*	Cara Therapeutics Inc.	7,536	143
	Landauer Inc.	3,675	141
*,^	Northwest Biotherapeutics Inc.	17,998	139
*	Sorrento Therapeutics Inc.	10,903	138
*	Pfenex Inc.	6,259	137
*	Spark Therapeutics Inc.	3,087	135
*	Fluidigm Corp.	11,042	135
*	Flexion Therapeutics Inc.	5,337	129
*	Otonomy Inc.	5,666	128
*	OncoMed Pharmaceuticals Inc.	6,487	127
*	Press Ganey Holdings Inc.	3,927	127
*	NeoGenomics Inc.	20,537	125
*	IGI Laboratories Inc.	15,941	125
*	Aerie Pharmaceuticals Inc.	7,868	124
*	Lion Biotechnologies Inc.	17,273	123
*	Karyopharm Therapeutics Inc.	8,859	123
*	Oncothyreon Inc.	35,994	122
*	Paratek Pharmaceuticals Inc.	4,677	122
*	Osiris Therapeutics Inc.	6,680	120
*	Ardelyx Inc.	6,327	120
*	BioDelivery Sciences International Inc.	17,754	120
*	STAAR Surgical Co.	14,903	119
*	Corcept Therapeutics Inc.	23,741	119
*	RTI Surgical Inc.	18,197	116
*	Pacific Biosciences of California Inc.	23,232	116
*	Curis Inc.	42,664	112
*	Civitas Solutions Inc.	4,507	109
*	Orexigen Therapeutics Inc.	39,250	109
*	Foundation Medicine Inc.	4,573	108
*	Antares Pharma Inc.	59,363	107
*	Cross Country Healthcare Inc.	7,658	106
*	Oxford Immunotec Global plc	7,400	106
*	Catalyst Pharmaceuticals Inc.	28,897	105
*	Amphastar Pharmaceuticals Inc.	8,080	104
*	Anthera Pharmaceuticals Inc.	15,175	104
*	Ocular Therapeutix Inc.	5,742	101
*	CTI BioPharma Corp.	63,113	100
*	Medicines Co.	2,431	100
*	InVivo Therapeutics Holdings Corp.	10,191	99
*	CorVel Corp.	3,305	99
*	Blueprint Medicines Corp.	3,624	99
*	Mirati Therapeutics Inc.	3,822	99
*,^	Galena Biopharma Inc.	62,119	98
*	Sequenom Inc.	45,302	97
*	Threshold Pharmaceuticals Inc.	23,132	97
*	POZEN Inc.	11,122	97
*	Genocea Biosciences Inc.	8,188	95
*,^	Organovo Holdings Inc.	34,806	95
*	BioSpecifics Technologies Corp.	1,897	94
*	Quidel Corp.	4,523	93
*,^	Idera Pharmaceuticals Inc.	29,969	91
*	Regulus Therapeutics Inc.	10,853	90
*	Concert Pharmaceuticals Inc.	5,717	89

65

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2015

			Market
			Value
		Shares	($000)
*	Durect Corp.	43,224	89
*	Foamix Pharmaceuticals Ltd.	8,757	89
*,^	Cellular Biomedicine Group Inc.	3,774	88
*	Navidea Biopharmaceuticals Inc.	44,248	83
*	Peregrine Pharmaceuticals Inc.	71,718	82
*	RadNet Inc.	13,191	81
*	Pernix Therapeutics Holdings Inc.	16,769	81
*	Rigel Pharmaceuticals Inc.	26,559	80
*	Avalanche Biotechnologies Inc.	7,497	78
*	Affymetrix Inc.	8,335	78
	Utah Medical Products Inc.	1,454	78
*	NanoString Technologies Inc.	5,092	77
*	Tandem Diabetes Care Inc.	6,574	75
*	Lexicon Pharmaceuticals Inc.	6,308	75
*	Arrowhead Research Corp.	12,633	75
*	Immunomedics Inc.	34,081	74
*	AAC Holdings Inc.	3,055	72
*	Heska Corp.	2,122	72
*	ChemoCentryx Inc.	10,827	71
*	Assembly Biosciences Inc.	5,180	71
*	Imprivata Inc.	3,377	71
*	Immune Design Corp.	4,379	70
*	Castlight Health Inc. Class B	12,962	69
*	Synta Pharmaceuticals Corp.	33,699	67
*	Trovagene Inc.	11,300	67
*	Ignyta Inc.	4,864	67
*	Nobilis Health Corp.	12,403	64
*	Dicerna Pharmaceuticals Inc.	5,870	64
*	Aduro Biotech Inc.	3,217	62
*	CytRx Corp.	25,284	62
*	Trevena Inc.	10,276	62
*	BioTime Inc.	20,348	61
*	Ocata Therapeutics Inc.	13,964	59
*	Sientra Inc.	2,479	59
*	Affimed NV	5,633	57
*	Fibrocell Science Inc.	9,853	56
*	Bellicum Pharmaceuticals Inc.	3,225	55
*	Dermira Inc.	2,093	54
*	Cutera Inc.	3,611	53
*	Applied Genetic Technologies Corp.	3,209	53
*	Spectrum Pharmaceuticals Inc.	6,888	50
*	Medgenics Inc.	6,218	49
*	Genesis Healthcare Inc.	6,652	48
*	Veracyte Inc.	5,049	48
*	Cytokinetics Inc.	6,628	46
*,^	Unilife Corp.	37,594	46
*	VIVUS Inc.	39,824	45
	National Research Corp. Class A	3,332	42
*	Second Sight Medical Products Inc.	4,337	41
*	Corium International Inc.	4,040	40
*	Vitae Pharmaceuticals Inc.	5,181	40
*,^	Proteon Therapeutics Inc.	2,782	39
*	T2 Biosystems Inc.	3,296	39
*	Alimera Sciences Inc.	11,371	38
*	Entellus Medical Inc.	1,691	38
*	Collegium Pharmaceutical Inc.	2,466	37
*	CorMedix Inc.	12,983	36
*	Agile Therapeutics Inc.	3,846	34
	Analogic Corp.	405	33
*	aTyr Pharma Inc.	2,234	32
*	Invitae Corp.	2,893	30
*	Corindus Vascular Robotics Inc.	8,322	29
*,^	XBiotech Inc.	1,491	29
*	Flex Pharma Inc.	2,200	26

66

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2015

			Market
			Value
		Shares	($000)
*	Cidara Therapeutics Inc.	1,781	25
*	iRadimed Corp.	1,040	25
*	Carbylan Therapeutics Inc.	4,534	25
*	XOMA Corp.	29,025	24
*,^	Vital Therapies Inc.	6,439	24
*	SurModics Inc.	1,005	23
	LeMaitre Vascular Inc.	1,589	21
*	SeaSpine Holdings Corp.	1,448	20
*	Luminex Corp.	1,080	20
*	Asterias Biotherapeutics Inc.	3,862	18
*	Abeona Therapeutics Inc.	3,820	18
*,^	Tokai Pharmaceuticals Inc.	1,424	17
*	LHC Group Inc.	300	13
*	Tobira Therapeutics Inc.	889	11
*	OraSure Technologies Inc.	1,731	9
*	Verastem Inc.	1,514	9
*	Versartis Inc.	683	9
*	Stemline Therapeutics Inc.	957	9
*	Alliance HealthCare Services Inc.	550	8
*	Addus HomeCare Corp.	203	6
*	TransEnterix Inc.	2,193	6
			94,599
Materials & Processing (7.0%)
	PolyOne Corp.	33,956	1,103
*	Louisiana-Pacific Corp.	49,717	817
	Belden Inc.	16,179	815
*	Berry Plastics Group Inc.	26,951	798
*	Rexnord Corp.	38,625	774
*	Masonite International Corp.	11,451	756
	Sensient Technologies Corp.	11,435	745
	KapStone Paper and Packaging Corp.	32,306	704
*	Chemtura Corp.	25,484	693
	HB Fuller Co.	19,127	693
	Balchem Corp.	11,794	690
	Minerals Technologies Inc.	12,358	665
	Interface Inc. Class A	25,066	608
	Apogee Enterprises Inc.	11,075	578
*	Headwaters Inc.	27,976	565
*	RBC Bearings Inc.	8,874	549
	Mueller Water Products Inc. Class A	61,031	546
*	Trex Co. Inc.	12,170	472
	Olin Corp.	23,436	468
	Mueller Industries Inc.	14,588	464
*	Boise Cascade Co.	12,567	408
	US Silica Holdings Inc.	20,255	407
*	Clearwater Paper Corp.	7,229	405
	Comfort Systems USA Inc.	13,303	369
	Advanced Drainage Systems Inc.	12,764	363
*	Cabot Microelectronics Corp.	7,924	344
	A Schulman Inc.	9,967	342
*	Ferro Corp.	27,653	340
	Globe Specialty Metals Inc.	24,605	338
	AAON Inc.	15,526	321
*	Nortek Inc.	3,649	299
*	US Concrete Inc.	5,524	286
	Quaker Chemical Corp.	3,602	286
*	Builders FirstSource Inc.	19,228	285
	Deltic Timber Corp.	4,153	258
	NN Inc.	10,179	246
*	PGT Inc.	18,009	241
*	Continental Building Products Inc.	11,879	237
*	Summit Materials Inc. Class A	9,653	226
	Aceto Corp.	9,580	215
	Neenah Paper Inc.	3,508	203

67

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2015

			Market
			Value
		Shares	($000)
*	Installed Building Products Inc.	7,493	200
*	Patrick Industries Inc.	4,889	185
	Kaiser Aluminum Corp.	2,199	184
*	Beacon Roofing Supply Inc.	4,701	170
	Koppers Holdings Inc.	7,880	164
	Stepan Co.	3,627	163
	Calgon Carbon Corp.	9,310	151
	Global Brass & Copper Holdings Inc.	7,386	145
*	Stillwater Mining Co.	14,907	142
	Myers Industries Inc.	9,356	133
*	Trinseo SA	4,396	128
	Culp Inc.	3,962	122
	Wausau Paper Corp.	14,612	114
*	Ply Gem Holdings Inc.	8,304	113
	Insteel Industries Inc.	6,442	112
*	Senomyx Inc.	16,370	109
*	NCI Building Systems Inc.	10,408	109
	Worthington Industries Inc.	4,236	108
*	Stock Building Supply Holdings Inc.	5,663	107
	Chase Corp.	2,403	95
*	AEP Industries Inc.	1,532	83
	KMG Chemicals Inc.	3,730	75
	Schweitzer-Mauduit International Inc.	2,098	74
*	OMNOVA Solutions Inc.	10,790	68
*	LSB Industries Inc.	2,794	67
	Rentech Inc.	8,854	62
*	Core Molding Technologies Inc.	2,840	62
	Griffon Corp.	3,054	51
*	Uranium Energy Corp.	36,671	46
	Simpson Manufacturing Co. Inc.	1,283	45
*	Lawson Products Inc.	1,533	36
	Omega Flex Inc.	1,141	35
*	Energy Fuels Inc.	9,655	34
	Tredegar Corp.	2,029	29
*	Landec Corp.	2,131	28
	Hawkins Inc.	711	27
	Quanex Building Products Corp.	1,126	20
	American Vanguard Corp.	1,304	17
	Haynes International Inc.	328	13
	Olympic Steel Inc.	879	11
	Valhi Inc.	3,553	10
*	Unifi Inc.	317	9
*	Century Aluminum Co.	1,129	6
	United States Lime & Minerals Inc.	59	3
*	Handy & Harman Ltd.	106	3
*	Ryerson Holding Corp.	335	3
			23,593
Other (0.1%)[2]
*,^	Fitbit Inc.	1,200	41
*	Chiasma Inc.	1,200	31
*	Milacron Holdings Corp.	1,359	27
*	Furiex Pharmaceuticals Inc. CVR	2,460	24
*	Sunrun Inc.	1,900	22
*	Global Blood Therapeutics Inc.	420	21
*	Alarm.com Holdings Inc.	1,200	20
*	vTv Therapeutics Inc. Class A	1,799	16
*	TransUnion	575	15
*	ConforMIS Inc.	840	13
*	Glaukos Corp.	420	12
*	Catabasis Pharmaceuticals Inc.	1,055	12
*	Univar Inc.	480	11
*	Planet Fitness Inc. Class A	600	11
*	Leap Wireless International Inc. CVR	4,106	10
*	Seres Therapeutics Inc.	240	10

68

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2015

		Market
		Value
	Shares	($000)
* Blue Buffalo Pet Products Inc.	383	10
* Evolent Health Inc. Class A	513	9
* Nivalis Therapeutics Inc.	480	7
* Appfolio Inc.	420	7
* Wingstop Inc.	240	6
* Teladoc Inc.	240	6
* Fogo De Chao Inc.	315	6
* MINDBODY Inc. Class A	363	5
* Rapid7 Inc.	240	5
* Aimmune Therapeutics Inc.	240	5
* Neos Therapeutics Inc.	180	5
* Amplify Snack Brands Inc.	285	4
* MCBC Holdings Inc.	240	4
* EndoChoice Holdings Inc.	188	3
* Chelsea Therapeutics International Ltd. CVR Exp. 12/31/2016	27,975	3
* Ollie's Bargain Outlet Holdings Inc.	153	3
* Cubist Pharmaceuticals, Inc. CVR	13,027	2
* Omthera Pharmaceuticals Inc. CVR	2,001	1
* Durata Therapeutics Inc. CVR Exp. 12/31/2018	534	1
* Clinical Data CVR	367	—
* Magnum Hunter Resources Corp. Warrants Exp. 04/15/2016	1,888	—
		388
Producer Durables (11.4%)
MAXIMUS Inc.	25,063	1,518
Allegiant Travel Co. Class A	5,107	1,038
CLARCOR Inc.	17,944	1,012
* Dycom Industries Inc.	12,929	919
CEB Inc.	12,693	909
Healthcare Services Group Inc.	27,118	907
* Generac Holdings Inc.	26,233	811
HNI Corp.	16,876	789
* XPO Logistics Inc.	22,357	785
* Advisory Board Co.	16,097	783
Woodward Inc.	17,098	780
* Electronics For Imaging Inc.	17,785	778
* On Assignment Inc.	19,623	706
Littelfuse Inc.	7,399	664
HEICO Corp. Class A	15,142	661
* Swift Transportation Co.	33,409	651
Knight Transportation Inc.	23,728	645
* Proto Labs Inc.	8,835	643
Herman Miller Inc.	22,630	614
* WageWorks Inc.	13,556	607
Deluxe Corp.	10,380	602
Matson Inc.	15,116	570
Steelcase Inc. Class A	31,595	557
Forward Air Corp.	11,749	529
Brink's Co.	18,449	529
AZZ Inc.	9,774	495
Franklin Electric Co. Inc.	16,749	491
* TASER International Inc.	20,277	475
* Hub Group Inc. Class A	12,497	471
Knoll Inc.	18,517	443
* ExlService Holdings Inc.	11,710	424
Greenbrier Cos. Inc.	10,012	418
US Ecology Inc.	8,216	410
* Hawaiian Holdings Inc.	18,097	410
Exponent Inc.	9,363	400
Heartland Express Inc.	19,109	387
* TrueBlue Inc.	15,900	382
* Astronics Corp.	7,267	375
Tennant Co.	6,499	373
G&K Services Inc. Class A	5,498	372
HEICO Corp.	7,297	371

69

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2015

			Market
			Value
		Shares	($000)
	John Bean Technologies Corp.	11,087	367
*	Saia Inc.	9,518	357
	Korn/Ferry International	10,442	356
	Harsco Corp.	30,277	350
*	Teledyne Technologies Inc.	3,445	337
	MTS Systems Corp.	5,653	337
*	Team Inc.	7,886	330
	Insperity Inc.	7,349	326
	MSA Safety Inc.	7,133	324
	Badger Meter Inc.	5,486	320
	Multi-Color Corp.	4,783	315
*	Wabash National Corp.	25,758	315
*	Virgin America Inc.	8,926	291
	Lindsay Corp.	3,805	290
	Standex International Corp.	3,543	284
	Sun Hydraulics Corp.	8,593	277
*	Echo Global Logistics Inc.	11,202	261
	Applied Industrial Technologies Inc.	6,000	254
	Kforce Inc.	9,317	250
	General Cable Corp.	16,892	246
	EnPro Industries Inc.	5,159	245
	H&E Equipment Services Inc.	11,742	243
	EnerSys	4,516	241
*	TriNet Group Inc.	14,312	241
*	Aerojet Rocketdyne Holdings Inc.	11,106	228
*	Advanced Energy Industries Inc.	8,338	202
	Altra Industrial Motion Corp.	7,959	199
	Encore Wire Corp.	6,039	196
*	Paylocity Holding Corp.	5,830	193
	Primoris Services Corp.	10,152	187
	Argan Inc.	4,400	172
*	OSI Systems Inc.	1,945	142
*	SP Plus Corp.	6,023	138
	Celadon Group Inc.	7,186	137
	Hackett Group Inc.	9,186	129
*	Blount International Inc.	18,656	129
*	GP Strategies Corp.	5,009	123
	Forrester Research Inc.	3,855	122
	Park-Ohio Holdings Corp.	3,367	121
	Mesa Laboratories Inc.	1,110	120
	Werner Enterprises Inc.	4,033	107
*	Covenant Transportation Group Inc. Class A	4,261	101
	Barrett Business Services Inc.	2,751	98
*	Vectrus Inc.	3,831	95
	ArcBest Corp.	3,258	94
	TeleTech Holdings Inc.	3,446	93
*	Roadrunner Transportation Systems Inc.	4,283	93
*	Moog Inc. Class A	1,345	85
*	Furmanite Corp.	12,358	78
*	Huron Consulting Group Inc.	1,049	76
*	Radiant Logistics Inc.	11,353	68
*,^	Plug Power Inc.	39,774	68
	Curtiss-Wright Corp.	1,021	67
*	ServiceSource International Inc.	12,763	61
	Hyster-Yale Materials Handling Inc.	989	60
*	Commercial Vehicle Group Inc.	11,694	60
	Mobile Mini Inc.	1,711	58
*	Lydall Inc.	2,088	57
*	FARO Technologies Inc.	1,453	56
*	Power Solutions International Inc.	1,792	56
*	Mistras Group Inc.	3,685	54
*	PFSweb Inc.	4,132	54
*	Xerium Technologies Inc.	4,316	53
*	Vicor Corp.	5,359	52

70

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2015

			Market
			Value
		Shares	($000)
*	Patriot National Inc.	3,097	50
*	FTI Consulting Inc.	1,256	50
	Kimball International Inc. Class B	4,478	49
	FreightCar America Inc.	2,248	48
*	PAM Transportation Services Inc.	1,203	46
*	DHI Group Inc.	5,805	45
	Albany International Corp.	1,417	45
*	DXP Enterprises Inc.	1,511	45
	Douglas Dynamics Inc.	2,017	45
*	Accuride Corp.	12,885	44
	Allied Motion Technologies Inc.	2,290	44
*	YRC Worldwide Inc.	2,468	41
*	NV5 Holdings Inc.	1,872	40
	Resources Connection Inc.	2,567	40
*	InnerWorkings Inc.	5,435	39
	Universal Truckload Services Inc.	2,006	39
	Gorman-Rupp Co.	1,589	38
	American Railcar Industries Inc.	905	38
*	Thermon Group Holdings Inc.	1,612	37
*	RPX Corp.	2,617	36
*	HC2 Holdings Inc.	4,470	34
	Kaman Corp.	822	32
	Raven Industries Inc.	1,703	31
	Kadant Inc.	659	29
*	USA Truck Inc.	1,327	26
*	Blue Bird Corp.	1,880	22
*	Volt Information Sciences Inc.	2,240	20
*	Navistar International Corp.	1,113	20
*	TriMas Corp.	1,038	19
	Marten Transport Ltd.	902	17
*	Casella Waste Systems Inc. Class A	2,487	15
*	Neff Corp. Class A	1,575	10
*	Great Lakes Dredge & Dock Corp.	1,823	10
	Titan International Inc.	973	9
*,^	6D Global Technologies Inc.	3,539	9
*	PHI Inc.	275	7
	Heidrick & Struggles International Inc.	345	7
	Miller Industries Inc.	245	5
*	Heritage-Crystal Clean Inc.	389	5
			38,329
Technology (18.6%)
*	Tyler Technologies Inc.	12,803	1,767
*	Manhattan Associates Inc.	28,053	1,641
*	Guidewire Software Inc.	26,690	1,492
*	Cavium Inc.	21,041	1,431
*	Qlik Technologies Inc.	34,752	1,316
*	EPAM Systems Inc.	18,610	1,314
*	Aspen Technology Inc.	32,496	1,231
	FEI Co.	15,817	1,194
*	Verint Systems Inc.	22,068	1,177
*	Microsemi Corp.	36,235	1,151
*,^	Ambarella Inc.	11,926	1,140
*	Infinera Corp.	50,677	1,106
*	Integrated Device Technology Inc.	56,280	1,069
*	Ciena Corp.	46,821	1,047
	Blackbaud Inc.	17,782	1,016
*	Synaptics Inc.	13,972	979
*	ACI Worldwide Inc.	44,290	945
	Science Applications International Corp.	17,465	852
*	Proofpoint Inc.	14,954	843
*	ViaSat Inc.	13,790	810
*	Ellie Mae Inc.	11,155	808
	Diebold Inc.	24,600	766
*	GrubHub Inc.	28,523	754

71

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2015

		Market
		Value
	Shares	($000)
* Cornerstone OnDemand Inc.	20,462	731
* Cirrus Logic Inc.	24,055	725
Monolithic Power Systems Inc.	14,996	721
Plantronics Inc.	13,363	710
* Demandware Inc.	12,666	707
* MicroStrategy Inc. Class A	3,522	700
* comScore Inc.	13,054	682
* NetScout Systems Inc.	18,154	664
* Fleetmatics Group plc	14,501	649
* CommVault Systems Inc.	17,159	615
InterDigital Inc.	12,273	607
* Imperva Inc.	10,068	600
* Virtusa Corp.	11,247	595
* Synchronoss Technologies Inc.	14,705	594
* Rambus Inc.	43,806	588
* LogMeIn Inc.	9,341	582
* Universal Display Corp.	15,256	562
* Syntel Inc.	11,905	529
* Nimble Storage Inc.	19,218	512
* Silicon Laboratories Inc.	11,471	499
* Take-Two Interactive Software Inc.	16,626	484
NIC Inc.	24,864	468
* Paycom Software Inc.	11,970	461
* Entegris Inc.	31,069	427
* SPS Commerce Inc.	6,270	426
* Luxoft Holding Inc. Class A	6,961	425
* Zendesk Inc.	20,387	422
* Envestnet Inc.	13,388	418
* Infoblox Inc.	21,494	414
* Dealertrack Technologies Inc.	6,464	406
Tessera Technologies Inc.	12,235	401
Methode Electronics Inc.	14,547	387
CSG Systems International Inc.	12,424	384
^ Ubiquiti Networks Inc.	10,895	383
* Super Micro Computer Inc.	13,985	382
* Marketo Inc.	13,199	370
* RealPage Inc.	20,020	369
* AVG Technologies NV	15,538	359
* Web.com Group Inc.	16,623	358
* Bottomline Technologies de Inc.	13,126	351
* RingCentral Inc. Class A	20,326	350
* BroadSoft Inc.	11,054	349
* Inphi Corp.	14,511	344
* Endurance International Group Holdings Inc.	22,236	340
* HubSpot Inc.	7,132	337
Pegasystems Inc.	13,562	332
* Callidus Software Inc.	20,961	331
* Cray Inc.	15,486	328
EarthLink Holdings Corp.	39,097	328
* Ruckus Wireless Inc.	28,578	323
Monotype Imaging Holdings Inc.	15,187	322
* Ixia	20,627	319
* InvenSense Inc.	29,335	300
Power Integrations Inc.	7,404	291
^ Ebix Inc.	10,150	288
* Cvent Inc.	8,848	279
* Qualys Inc.	9,411	273
* Loral Space & Communications Inc.	4,960	269
* M/A-COM Technology Solutions Holdings Inc.	8,878	262
* Gigamon Inc.	10,345	236
* Interactive Intelligence Group Inc.	6,541	229
* Dot Hill Systems Corp.	23,482	227
* CalAmp Corp.	13,647	227
* Global Eagle Entertainment Inc.	17,451	205

72

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2015

			Market
			Value
		Shares	($000)
*	PROS Holdings Inc.	9,168	203
*	GTT Communications Inc.	9,209	202
*	MaxLinear Inc.	19,839	197
*	LivePerson Inc.	21,447	196
*	Q2 Holdings Inc.	7,466	195
*,^	Advanced Micro Devices Inc.	107,481	195
*	Textura Corp.	7,448	193
*	Plexus Corp.	4,876	186
*,^	VASCO Data Security International Inc.	11,043	185
*	NeuStar Inc. Class A	6,267	175
*	Internap Corp.	21,089	168
*	Comverse Inc.	8,711	164
*	Unisys Corp.	12,122	160
*	Globant SA	5,858	159
*	DTS Inc.	5,985	159
*	Silver Spring Networks Inc.	13,145	152
*	Perficient Inc.	9,189	152
*	Semtech Corp.	8,609	146
*	PMC-Sierra Inc.	23,155	146
*	Rubicon Project Inc.	9,868	142
*	Wix.com Ltd.	7,181	142
*	Lionbridge Technologies Inc.	24,680	132
*	Rogers Corp.	2,244	125
*	Immersion Corp.	10,747	125
*	PDF Solutions Inc.	9,579	117
*	Yodlee Inc.	7,002	113
*	Tangoe Inc.	14,961	112
*	TrueCar Inc.	18,772	111
*	Benefitfocus Inc.	3,024	111
*	Glu Mobile Inc.	24,002	110
*	Pacific DataVision Inc.	3,413	109
*	Applied Optoelectronics Inc.	5,243	108
	Alliance Fiber Optic Products Inc.	5,585	105
*	ARC Document Solutions Inc.	15,654	104
*	Digimarc Corp.	2,712	103
*	Zix Corp.	22,063	97
*	ChannelAdvisor Corp.	8,347	95
*	OPOWER Inc.	10,031	91
*	Intralinks Holdings Inc.	8,356	86
*	A10 Networks Inc.	12,598	84
*	Model N Inc.	8,070	83
*	Barracuda Networks Inc.	3,103	82
*	Mattson Technology Inc.	28,863	81
*	Jive Software Inc.	17,902	81
	Sapiens International Corp. NV	6,929	81
*	Newport Corp.	5,084	78
*	Carbonite Inc.	7,047	78
*	CEVA Inc.	3,919	75
*	Everyday Health Inc.	7,608	74
*	New Relic Inc.	2,248	73
*	Vocera Communications Inc.	6,212	73
*	Clearfield Inc.	4,200	71
*	FormFactor Inc.	10,374	69
*	Silicon Graphics International Corp.	13,483	67
*,^	Box Inc.	4,991	67
*	SciQuest Inc.	6,102	67
*	Hortonworks Inc.	2,808	67
*	Varonis Systems Inc.	3,320	66
*	Avid Technology Inc.	7,860	65
*	Brightcove Inc.	11,859	63
*	VirnetX Holding Corp.	17,364	63
*	MobileIron Inc.	15,047	62
*	Violin Memory Inc.	34,854	62
*	Cascade Microtech Inc.	3,985	61

73

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2015

			Market
			Value
		Shares	($000)
	Epiq Systems Inc.	4,743	60
*	iRobot Corp.	2,042	60
*	Xcerra Corp.	9,103	57
*	KVH Industries Inc.	4,894	54
*	Aerohive Networks Inc.	8,679	54
*	Bazaarvoice Inc.	10,139	53
	Reis Inc.	2,038	51
*	Guidance Software Inc.	6,984	50
*	Sparton Corp.	2,125	49
*	Lattice Semiconductor Corp.	11,328	47
*	Applied Micro Circuits Corp.	8,006	47
*	Coherent Inc.	797	46
	NVE Corp.	863	45
*	Digital Turbine Inc.	16,347	43
*,^	Park City Group Inc.	3,600	42
*	Workiva Inc.	2,706	39
*	ShoreTel Inc.	5,105	38
*	Novatel Wireless Inc.	12,282	34
*	Five9 Inc.	8,602	34
*	Rofin-Sinar Technologies Inc.	1,239	32
*	Harmonic Inc.	5,435	31
*	Amber Road Inc.	5,968	30
	Daktronics Inc.	3,040	26
*	Rudolph Technologies Inc.	1,961	25
*	Travelzoo Inc.	2,570	25
	QAD Inc. Class A	980	25
*	TechTarget Inc.	2,050	19
*	Connecture Inc.	2,454	18
	American Software Inc. Class A	1,572	14
*	Exar Corp.	2,424	14
*	Apigee Corp.	1,892	12
*	MaxPoint Interactive Inc.	2,533	12
*	ePlus Inc.	151	11
*	Extreme Networks Inc.	2,994	9
*	RetailMeNot Inc.	810	7
*,^	Code Rebel Corp.	398	6
*	Marin Software Inc.	1,427	5
*	Datalink Corp.	502	3
			62,196
Utilities (1.3%)
	j2 Global Inc.	18,345	1,276
	Cogent Communications Holdings Inc.	17,469	485
*	Gogo Inc.	21,292	338
	Shenandoah Telecommunications Co.	7,871	305
^	Windstream Holdings Inc.	35,820	258
	Consolidated Communications Holdings Inc.	12,435	243
*	General Communication Inc. Class A	13,180	222
	Ormat Technologies Inc.	5,815	205
*	inContact Inc.	21,384	161
*	FairPoint Communications Inc.	7,999	131
	Inteliquent Inc.	5,375	98
*	8x8 Inc.	11,970	93
	Lumos Networks Corp.	7,439	87
*,^	Straight Path Communications Inc. Class B	3,587	82
	West Corp.	2,716	66
*	Boingo Wireless Inc.	7,430	56
	American States Water Co.	1,226	46
*	Vonage Holdings Corp.	7,137	40
*	Intelsat SA	3,245	31
	Spark Energy Inc. Class A	972	15
	IDT Corp. Class B	923	14
	Genie Energy Ltd. Class B	1,072	12

74

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2015

				Market
				Value
			Shares	($000)
York Water Co.			413	9
				4,273
Total Common Stocks (Cost $329,015)				334,123

	Coupon
Temporary Cash Investments (1.6%)[1]
Money Market Fund (1.6%)
3,4 Vanguard Market Liquidity Fund	0.168%		5,270,000	5,270

			Face
		Maturity	Amount
		Date	($000)
U.S. Government and Agency Obligations (0.0%)
5,6 Federal Home Loan Bank Discount Notes	0.090%	10/14/15	100	100
Total Temporary Cash Investments (Cost $5,370)				5,370
Total Investments (101.2%) (Cost $334,385)				339,493
Other Assets and Liabilities—Net (-1.2%)				(3,889)
Net Assets (100%)				335,604

* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $3,546,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 99.9% and 1.3%, respectively, of net assets.
2 “Other” represents securities that are not classified by the fund’s benchmark index.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $3,846,000 of collateral received for securities on loan.
5 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
6 Securities with a value of $100,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.

75

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA18510 102015

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Scottsdale Funds and the Shareholders of Vanguard Russell 2000 Index Fund, Vanguard Russell 2000 Value Index Fund and Vanguard Russell 2000 Growth Index Fund:

In our opinion, the accompanying statements of net assets – investments summary and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the schedules of investments (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of Vanguard Russell 2000 Index Fund, Vanguard Russell 2000 Value Index Fund and Vanguard Russell 2000 Growth Index Fund (constituting separate portfolios of Vanguard Scottsdale Funds, hereafter referred to as the “Funds”) at August 31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights, and schedules of investments (hereafter referred to as "financial statements") are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the custodian and brokers, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

October 15, 2015

PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Suite 1700, Philadelphia, PA 19103-7042
T: (267) 330-3000, F: (267) 330-3300, www.pwc.com/us

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2015

		Market
		Value
	Shares	($000)
Common Stocks (99.2%)[1]
Consumer Discretionary (14.7%)
* Amazon.com Inc.	16,677	8,553
Walt Disney Co.	74,239	7,563
Home Depot Inc.	56,829	6,618
Comcast Corp. Class A	109,758	6,183
Wal-Mart Stores Inc.	69,109	4,473
McDonald's Corp.	41,936	3,985
Starbucks Corp.	65,648	3,592
NIKE Inc. Class B	29,666	3,315
Lowe's Cos. Inc.	41,639	2,880
* Priceline Group Inc.	2,269	2,833
Costco Wholesale Corp.	19,250	2,696
Time Warner Inc.	36,077	2,565
Ford Motor Co.	170,823	2,369
Time Warner Cable Inc.	12,368	2,301
Target Corp.	27,935	2,171
* Netflix Inc.	18,566	2,136
Twenty-First Century Fox Inc. Class A	76,494	2,095
TJX Cos. Inc.	29,765	2,093
General Motors Co.	70,317	2,070
Yum! Brands Inc.	18,930	1,510
* eBay Inc.	53,236	1,443
Johnson Controls Inc.	28,765	1,183
VF Corp.	14,882	1,078
* Tesla Motors Inc.	4,297	1,070
* O'Reilly Automotive Inc.	4,450	1,068
Dollar General Corp.	13,385	997
* AutoZone Inc.	1,382	989
CBS Corp. Class B	21,657	980
* Chipotle Mexican Grill Inc. Class A	1,371	973
Delphi Automotive plc	12,751	963
Carnival Corp.	18,758	923
L Brands Inc.	10,946	918
Ross Stores Inc.	18,271	888
Macy's Inc.	15,055	882
* Dollar Tree Inc.	10,213	779
* Under Armour Inc. Class A	7,931	758
Las Vegas Sands Corp.	16,181	748
Estee Lauder Cos. Inc. Class A	9,301	742
* Nielsen Holdings plc	16,359	740
Omnicom Group Inc.	10,842	726
Royal Caribbean Cruises Ltd.	7,681	677
Marriott International Inc. Class A	9,330	659
Viacom Inc. Class B	15,341	625
* Charter Communications Inc. Class A	3,351	609
Whirlpool Corp.	3,518	591
Hilton Worldwide Holdings Inc.	23,211	576
* DISH Network Corp. Class A	9,721	576
Advance Auto Parts Inc.	3,282	575
* Liberty Interactive Corp. QVC Group Class A	21,142	572
* CarMax Inc.	9,369	571
Genuine Parts Co.	6,814	569
* Mohawk Industries Inc.	2,775	547
Starwood Hotels & Resorts Worldwide Inc.	7,640	546
Hanesbrands Inc.	17,978	541
Harley-Davidson Inc.	9,346	524
Tractor Supply Co.	6,117	522
Newell Rubbermaid Inc.	12,104	510
Expedia Inc.	4,265	490
Best Buy Co. Inc.	13,122	482
* Bed Bath & Beyond Inc.	7,715	479
Signet Jewelers Ltd.	3,472	479

1

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2015

		Market
		Value
	Shares	($000)
* Jarden Corp.	9,230	474
Kohl's Corp.	9,093	464
Nordstrom Inc.	6,327	461
BorgWarner Inc.	10,179	444
* Ulta Salon Cosmetics & Fragrance Inc.	2,778	439
DR Horton Inc.	14,190	431
Foot Locker Inc.	6,046	428
PVH Corp.	3,574	425
H&R Block Inc.	11,900	405
Tiffany & Co.	4,884	402
Wyndham Worldwide Corp.	5,190	397
* LKQ Corp.	13,152	394
Staples Inc.	27,699	394
* MGM Resorts International	19,254	393
Lennar Corp. Class A	7,519	383
* Sirius XM Holdings Inc.	99,367	379
* Michael Kors Holdings Ltd.	8,591	373
Polaris Industries Inc.	2,874	373
Darden Restaurants Inc.	5,439	370
Coach Inc.	11,946	361
Hasbro Inc.	4,816	359
Goodyear Tire & Rubber Co.	11,670	347
Lear Corp.	3,363	346
Mattel Inc.	14,627	343
* TripAdvisor Inc.	4,849	339
Gap Inc.	10,303	338
Interpublic Group of Cos. Inc.	17,854	337
Fortune Brands Home & Security Inc.	6,892	330
* Norwegian Cruise Line Holdings Ltd.	5,681	327
PulteGroup Inc.	15,765	326
* Hertz Global Holdings Inc.	17,548	323
* Liberty Media Corp.	8,670	314
* lululemon athletica Inc.	4,823	309
Williams-Sonoma Inc.	3,962	301
Harman International Industries Inc.	3,078	301
* Discovery Communications Inc.	11,855	301
* News Corp. Class A	21,876	298
Ralph Lauren Corp. Class A	2,588	288
* Toll Brothers Inc.	7,594	281
* NVR Inc.	179	272
* WABCO Holdings Inc.	2,359	272
Leggett & Platt Inc.	5,959	265
Wynn Resorts Ltd.	3,513	264
Aramark	8,358	262
Service Corp. International	8,738	259
Domino's Pizza Inc.	2,386	253
* Skechers U.S.A. Inc. Class A	1,786	251
* Liberty Ventures Class A	6,138	244
* TEGNA Inc.	9,808	233
KAR Auction Services Inc.	6,152	228
Carter's Inc.	2,277	224
Cablevision Systems Corp. Class A	8,781	221
Scripps Networks Interactive Inc. Class A	3,951	210
Dunkin' Brands Group Inc.	4,179	210
* Avis Budget Group Inc.	4,637	205
Dick's Sporting Goods Inc.	4,019	201
Brunswick Corp.	4,042	201
Gentex Corp.	12,844	199
GameStop Corp. Class A	4,667	198
* Panera Bread Co. Class A	1,110	198
* Visteon Corp.	1,958	195
Garmin Ltd.	5,152	194
* AutoNation Inc.	3,186	191
* Tempur Sealy International Inc.	2,599	190

2

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2015

		Market
		Value
	Shares	($000)
* Office Depot Inc.	23,906	190
* AMC Networks Inc. Class A	2,608	189
Lamar Advertising Co. Class A	3,537	189
* Madison Square Garden Co. Class A	2,677	189
* GoPro Inc. Class A	3,898	182
Cinemark Holdings Inc.	5,061	180
* Discovery Communications Inc. Class A	6,762	180
* Sally Beauty Holdings Inc.	6,875	180
* Burlington Stores Inc.	3,216	171
Vail Resorts Inc.	1,551	167
* Liberty Media Corp. Class A	4,471	167
* Pandora Media Inc.	9,102	163
* Buffalo Wild Wings Inc.	822	156
* ServiceMaster Global Holdings Inc.	4,393	155
* Live Nation Entertainment Inc.	6,217	153
* Liberty Broadband Corp.	2,847	152
Lions Gate Entertainment Corp.	4,070	149
American Eagle Outfitters Inc.	8,378	143
Brinker International Inc.	2,620	139
Six Flags Entertainment Corp.	3,086	139
* Starz	3,687	139
Tribune Media Co. Class A	3,435	137
Outfront Media Inc.	5,884	133
* Restoration Hardware Holdings Inc.	1,436	133
* Houghton Mifflin Harcourt Co.	5,868	132
Pool Corp.	1,882	131
* Urban Outfitters Inc.	4,194	129
* Vista Outdoor Inc.	2,766	129
Jack in the Box Inc.	1,606	126
* Tenneco Inc.	2,640	124
Dana Holding Corp.	7,021	123
* JC Penney Co. Inc.	13,230	121
Wolverine World Wide Inc.	4,463	120
* G-III Apparel Group Ltd.	1,727	120
Cracker Barrel Old Country Store Inc.	830	120
AMERCO	319	119
Men's Wearhouse Inc.	2,090	118
* HomeAway Inc.	4,105	118
Nu Skin Enterprises Inc. Class A	2,558	117
CST Brands Inc.	3,324	115
Cheesecake Factory Inc.	2,120	115
Big Lots Inc.	2,356	113
* Fossil Group Inc.	1,821	112
Bloomin' Brands Inc.	5,360	111
Coty Inc. Class A	3,641	110
Tupperware Brands Corp.	2,145	110
Texas Roadhouse Inc. Class A	3,040	109
Thor Industries Inc.	1,985	108
Wendy's Co.	11,796	107
Aaron's Inc.	2,829	107
* Helen of Troy Ltd.	1,240	106
Lithia Motors Inc. Class A	990	106
* Kate Spade & Co.	5,539	105
John Wiley & Sons Inc. Class A	2,016	104
Graham Holdings Co. Class B	154	102
* Murphy USA Inc.	1,968	101
* Steven Madden Ltd.	2,456	100
* Bright Horizons Family Solutions Inc.	1,638	100
* Pinnacle Entertainment Inc.	2,645	100
* Cimpress NV	1,424	100
Time Inc.	4,759	99
* Cabela's Inc.	2,195	99
Cooper Tire & Rubber Co.	2,551	98
* TRI Pointe Group Inc.	7,050	98

3

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2015

		Market
		Value
	Shares	($000)
* Deckers Outdoor Corp.	1,504	97
Dillard's Inc. Class A	1,038	96
* Asbury Automotive Group Inc.	1,186	96
Sotheby's	2,698	95
DSW Inc. Class A	3,198	95
Penske Automotive Group Inc.	1,867	94
Chico's FAS Inc.	6,275	94
* Five Below Inc.	2,399	93
* Ascena Retail Group Inc.	7,582	92
Group 1 Automotive Inc.	1,026	90
Monro Muffler Brake Inc.	1,406	89
Ryland Group Inc.	2,056	89
HSN Inc.	1,422	86
Papa John's International Inc.	1,270	85
* IMAX Corp.	2,646	83
* Liberty TripAdvisor Holdings Inc. Class A	3,255	83
Marriott Vacations Worldwide Corp.	1,131	80
Choice Hotels International Inc.	1,569	80
Churchill Downs Inc.	601	80
Sinclair Broadcast Group Inc. Class A	2,936	79
Columbia Sportswear Co.	1,279	78
* La Quinta Holdings Inc.	4,105	77
Meredith Corp.	1,628	77
* Grand Canyon Education Inc.	2,073	77
Hillenbrand Inc.	2,797	75
Matthews International Corp. Class A	1,470	75
* Hyatt Hotels Corp. Class A	1,453	74
New York Times Co. Class A	6,111	74
* Meritage Homes Corp.	1,759	74
* Michaels Cos. Inc.	2,805	74
DeVry Education Group Inc.	2,810	74
PriceSmart Inc.	862	73
* Gentherm Inc.	1,599	73
DineEquity Inc.	759	72
International Game Technology plc	4,210	71
* Express Inc.	3,495	71
Regal Entertainment Group Class A	3,699	70
* American Axle & Manufacturing Holdings Inc.	3,421	69
* Gannett Co. Inc.	5,106	67
* DreamWorks Animation SKG Inc. Class A	3,354	67
* Penn National Gaming Inc.	3,600	65
* Shutterfly Inc.	1,671	65
Nexstar Broadcasting Group Inc. Class A	1,394	65
* Genesco Inc.	1,080	65
Rent-A-Center Inc.	2,386	64
Sonic Corp.	2,348	63
Travelport Worldwide Ltd.	4,779	63
La-Z-Boy Inc.	2,212	61
Caleres Inc.	1,817	60
* Cable One Inc.	145	60
* Fiesta Restaurant Group Inc.	1,158	60
* Liberty Broadband Corp. Class A	1,075	59
Abercrombie & Fitch Co.	2,929	58
Guess? Inc.	2,548	56
* Dorman Products Inc.	1,101	55
Drew Industries Inc.	993	55
* Select Comfort Corp.	2,241	55
Finish Line Inc. Class A	2,053	54
* Boyd Gaming Corp.	3,322	53
* Popeyes Louisiana Kitchen Inc.	954	53
Oxford Industries Inc.	628	53
* Orbitz Worldwide Inc.	4,598	53
* Meritor Inc.	4,142	52
Outerwall Inc.	833	51

4

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2015

		Market
		Value
	Shares	($000)
KB Home	3,499	51
Children's Place Inc.	850	51
* Standard Pacific Corp.	6,022	51
* Mattress Firm Holding Corp.	844	51
* Media General Inc.	4,305	51
SeaWorld Entertainment Inc.	2,815	50
Buckle Inc.	1,182	50
* zulily Inc. Class A	2,807	50
* Stamps.com Inc.	591	49
Sturm Ruger & Co. Inc.	770	48
* Crocs Inc.	3,274	48
Scholastic Corp.	1,098	47
* Belmond Ltd. Class A	4,169	47
* Vitamin Shoppe Inc.	1,297	46
Extended Stay America Inc.	2,458	46
* Red Robin Gourmet Burgers Inc.	583	46
MDC Holdings Inc.	1,609	46
* Krispy Kreme Doughnuts Inc.	2,669	46
* Tumi Holdings Inc.	2,309	46
* Apollo Education Group Inc.	3,979	44
Bob Evans Farms Inc.	975	44
* Smith & Wesson Holding Corp.	2,421	44
* Diamond Resorts International Inc.	1,715	44
* Hibbett Sports Inc.	1,102	44
EW Scripps Co. Class A	2,435	43
Pier 1 Imports Inc.	4,049	41
* Denny's Corp.	3,661	41
ClubCorp Holdings Inc.	1,812	41
* BJ's Restaurants Inc.	947	41
* Eros International plc	1,167	39
Cato Corp. Class A	1,094	38
* TiVo Inc.	4,184	38
Nutrisystem Inc.	1,359	38
Remy International Inc.	1,280	37
* American Woodmark Corp.	565	37
International Speedway Corp. Class A	1,149	37
* 2U Inc.	1,054	37
* LifeLock Inc.	4,255	36
MDC Partners Inc. Class A	1,788	35
* Steiner Leisure Ltd.	544	35
Ethan Allen Interiors Inc.	1,143	34
* Dave & Buster's Entertainment Inc.	979	34
Libbey Inc.	955	34
* Conn's Inc.	1,126	34
National CineMedia Inc.	2,531	33
Interval Leisure Group Inc.	1,656	33
* Constant Contact Inc.	1,325	33
* Cooper-Standard Holding Inc.	571	33
* Wayfair Inc.	878	33
Barnes & Noble Inc.	2,090	33
Callaway Golf Co.	3,594	32
Standard Motor Products Inc.	887	31
* Universal Electronics Inc.	687	31
* Taylor Morrison Home Corp. Class A	1,504	30
Sonic Automotive Inc. Class A	1,355	29
* Zoe's Kitchen Inc.	835	29
AMC Entertainment Holdings Inc.	992	29
* Biglari Holdings Inc.	75	28
New Media Investment Group Inc.	1,859	28
* Iconix Brand Group Inc.	1,965	27
* Shutterstock Inc.	809	27
* Strayer Education Inc.	517	27
* FTD Cos. Inc.	884	26
* Chegg Inc.	3,501	26

5

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2015

		Market
		Value
	Shares	($000)
* HealthStream Inc.	1,039	26
* Motorcar Parts of America Inc.	807	26
* Pep Boys-Manny Moe & Jack	2,125	26
* Coupons.com Inc.	2,748	26
* Performance Sports Group Ltd.	1,940	25
* Cavco Industries Inc.	348	25
* Carmike Cinemas Inc.	1,042	25
* Scientific Games Corp. Class A	2,252	25
Capella Education Co.	504	25
* Caesars Entertainment Corp.	2,560	24
* Sears Holdings Corp.	903	24
* Rentrak Corp.	523	24
* Tower International Inc.	967	24
* M/I Homes Inc.	942	24
World Wrestling Entertainment Inc. Class A	1,164	23
* Zumiez Inc.	967	23
Ruth's Hospitality Group Inc.	1,400	23
Fred's Inc. Class A	1,700	22
* Beazer Homes USA Inc.	1,329	22
* Central Garden & Pet Co. Class A	1,747	22
Winnebago Industries Inc.	1,062	22
Viad Corp.	785	21
* Chuy's Holdings Inc.	687	21
Lennar Corp. Class B	479	20
Viacom Inc. Class A	462	20
* Party City Holdco Inc.	1,180	20
Entravision Communications Corp. Class A	2,482	20
* Gray Television Inc.	1,687	20
* Nautilus Inc.	1,269	19
* MarineMax Inc.	1,187	19
* Lands' End Inc.	760	19
* Francesca's Holdings Corp.	1,695	19
* Carrols Restaurant Group Inc.	1,499	19
* K12 Inc.	1,434	19
* William Lyon Homes Class A	824	19
* WCI Communities Inc.	747	19
* Blue Nile Inc.	546	19
Superior Industries International Inc.	971	19
* Regis Corp.	1,710	19
Haverty Furniture Cos. Inc.	800	18
Citi Trends Inc.	690	18
Movado Group Inc.	637	18
* Lumber Liquidators Holdings Inc.	1,178	18
Inter Parfums Inc.	676	17
National Presto Industries Inc.	211	17
* Barnes & Noble Education Inc.	1,321	17
* Isle of Capri Casinos Inc.	923	17
* Ruby Tuesday Inc.	2,582	17
* Sequential Brands Group Inc.	1,037	17
Shoe Carnival Inc.	650	17
* Tuesday Morning Corp.	2,093	17
Stage Stores Inc.	1,542	17
Marcus Corp.	831	16
* Stoneridge Inc.	1,318	16
* XO Group Inc.	1,093	16
Carriage Services Inc. Class A	695	16
Bassett Furniture Industries Inc.	542	16
* Caesars Acquisition Co. Class A	2,201	16
Tribune Publishing Co.	1,329	16
* Revlon Inc. Class A	464	15
Avon Products Inc.	2,942	15
* Tile Shop Holdings Inc.	1,282	15
* RealD Inc.	1,611	15
* American Public Education Inc.	670	15

6

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2015

		Market
		Value
	Shares	($000)
* Perry Ellis International Inc.	593	15
Stein Mart Inc.	1,356	15
Arctic Cat Inc.	547	14
Kirkland's Inc.	642	14
* Del Frisco's Restaurant Group Inc.	957	14
* Elizabeth Arden Inc.	1,283	14
* Clear Channel Outdoor Holdings Inc. Class A	1,728	14
* Build-A-Bear Workshop Inc.	716	14
* LGI Homes Inc.	537	14
* Century Communities Inc.	626	14
* Entercom Communications Corp. Class A	1,194	13
* Malibu Boats Inc. Class A	735	13
* America's Car-Mart Inc.	351	13
* Angie's List Inc.	2,367	13
* Federal-Mogul Holdings Corp.	1,328	12
* Eastman Kodak Co.	863	12
* Vera Bradley Inc.	1,123	12
Winmark Corp.	122	12
* Reading International Inc. Class A	925	12
Strattec Security Corp.	188	12
* Habit Restaurants Inc. Class A	474	12
Speedway Motorsports Inc.	601	12
* Overstock.com Inc.	591	12
CSS Industries Inc.	436	12
* Daily Journal Corp.	59	11
* 1-800-Flowers.com Inc. Class A	1,309	11
* Boot Barn Holdings Inc.	493	11
* Potbelly Corp.	1,005	11
* Fox Factory Holding Corp.	698	10
Weyco Group Inc.	383	10
Big 5 Sporting Goods Corp.	891	10
* Etsy Inc.	712	10
* Martha Stewart Living Omnimedia Inc. Class A	1,651	10
* Career Education Corp.	2,668	10
* Franklin Covey Co.	586	10
* Container Store Group Inc.	579	10
* Shake Shack Inc. Class A	196	10
* Sportsman's Warehouse Holdings Inc.	757	10
* Hovnanian Enterprises Inc. Class A	5,161	10
* West Marine Inc.	1,085	10
* Eldorado Resorts Inc.	1,002	9
* Black Diamond Inc.	1,255	9
* Monarch Casino & Resort Inc.	531	9
* Intrawest Resorts Holdings Inc.	1,034	9
Hooker Furniture Corp.	385	9
* Skullcandy Inc.	1,291	9
Flexsteel Industries Inc.	282	9
Liberty Tax Inc.	366	9
* Bridgepoint Education Inc.	1,060	9
* JAKKS Pacific Inc.	871	8
Journal Media Group Inc.	1,211	8
* Cherokee Inc.	305	8
* ZAGG Inc.	1,049	8
* Vince Holding Corp.	830	8
Harte-Hanks Inc.	1,977	8
* Cumulus Media Inc. Class A	5,177	7
Metaldyne Performance Group Inc.	389	7
* El Pollo Loco Holdings Inc.	564	7
* Destination XL Group Inc.	1,200	7
* Bojangles' Inc.	341	7
* Bravo Brio Restaurant Group Inc.	556	7
* Care.com Inc.	1,160	7
* Horizon Global Corp.	656	7
* Papa Murphy's Holdings Inc.	459	7

7

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2015

		Market
		Value
	Shares	($000)
* Jamba Inc.	471	7
* TubeMogul Inc.	574	6
* QuinStreet Inc.	1,120	6
* Kona Grill Inc.	301	6
* Weight Watchers International Inc.	875	5
* Crown Media Holdings Inc. Class A	981	5
Escalade Inc.	277	5
* Central European Media Enterprises Ltd. Class A	2,235	5
* Fenix Parts Inc.	492	5
Saga Communications Inc. Class A	138	5
Marchex Inc. Class B	1,191	5
* Noodles & Co. Class A	381	5
* Sizmek Inc.	688	5
Superior Uniform Group Inc.	264	4
Lifetime Brands Inc.	290	4
* VOXX International Corp. Class A	527	4
* Morgans Hotel Group Co.	788	4
Collectors Universe Inc.	192	4
* New Home Co. Inc.	236	4
Johnson Outdoors Inc. Class A	139	3
* Hemisphere Media Group Inc. Class A	247	3
* Townsquare Media Inc. Class A	277	3
* EVINE Live Inc.	1,106	3
* Systemax Inc.	306	3
Universal Technical Institute Inc.	605	3
bebe stores inc	1,864	3
* Cambium Learning Group Inc.	462	2
Comcast Corp. Special Class A	40	2
* Tilly's Inc. Class A	282	2
Marine Products Corp.	299	2
* Quiksilver Inc.	4,294	2
* Christopher & Banks Corp.	1,027	2
* Empire Resorts Inc.	421	2
* SFX Entertainment Inc.	1,388	1
Twenty-First Century Fox Inc.	51	1
* News Corp. Class B	13	—
		140,058
Consumer Staples (7.5%)
Procter & Gamble Co.	118,698	8,388
Coca-Cola Co.	171,562	6,746
PepsiCo Inc.	64,579	6,001
Philip Morris International Inc.	67,777	5,409
CVS Health Corp.	49,245	5,043
Altria Group Inc.	86,039	4,610
Walgreens Boots Alliance Inc.	37,616	3,256
Mondelez International Inc. Class A	71,167	3,015
Colgate-Palmolive Co.	39,576	2,486
Kraft Heinz Co.	25,899	1,882
Kimberly-Clark Corp.	15,931	1,697
Reynolds American Inc.	18,104	1,516
General Mills Inc.	26,123	1,483
Kroger Co.	42,911	1,480
Archer-Daniels-Midland Co.	27,246	1,226
Sysco Corp.	26,232	1,046
Constellation Brands Inc. Class A	7,244	927
* Monster Beverage Corp.	6,603	914
ConAgra Foods Inc.	18,923	789
Kellogg Co.	11,108	736
Mead Johnson Nutrition Co.	8,982	704
Dr Pepper Snapple Group Inc.	8,548	656
Clorox Co.	5,852	651
JM Smucker Co.	5,362	631
Hershey Co.	6,521	584
Tyson Foods Inc. Class A	13,213	559

8

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2015

		Market
		Value
	Shares	($000)
Brown-Forman Corp. Class B	5,647	554
Whole Foods Market Inc.	15,989	524
Coca-Cola Enterprises Inc.	10,078	519
Church & Dwight Co. Inc.	5,895	509
Bunge Ltd.	6,443	467
McCormick & Co. Inc.	5,526	438
Molson Coors Brewing Co. Class B	5,967	406
Campbell Soup Co.	7,529	361
Hormel Foods Corp.	5,786	354
* Rite Aid Corp.	42,751	353
* WhiteWave Foods Co. Class A	7,572	349
Keurig Green Mountain Inc.	5,587	316
* Hain Celestial Group Inc.	4,436	270
Ingredion Inc.	3,085	266
* Edgewell Personal Care Co.	2,688	237
Pinnacle Foods Inc.	5,061	227
* Herbalife Ltd.	3,131	180
Casey's General Stores Inc.	1,662	176
* Post Holdings Inc.	2,694	176
GNC Holdings Inc. Class A	3,701	173
Flowers Foods Inc.	7,447	173
* TreeHouse Foods Inc.	1,839	146
* Sprouts Farmers Market Inc.	6,538	133
Brown-Forman Corp. Class A	1,182	128
Energizer Holdings Inc.	2,710	113
Spectrum Brands Holdings Inc.	1,123	110
* United Natural Foods Inc.	2,166	104
* SUPERVALU Inc.	11,521	95
Vector Group Ltd.	3,605	86
* Boston Beer Co. Inc. Class A	403	83
B&G Foods Inc.	2,591	79
Lancaster Colony Corp.	828	78
J&J Snack Foods Corp.	665	76
Cal-Maine Foods Inc.	1,402	74
Snyder's-Lance Inc.	2,193	74
Dean Foods Co.	4,231	70
Sanderson Farms Inc.	937	65
* Diplomat Pharmacy Inc.	1,611	64
Core-Mark Holding Co. Inc.	978	59
Fresh Del Monte Produce Inc.	1,406	56
Pilgrim's Pride Corp.	2,629	55
WD-40 Co.	599	50
Universal Corp.	999	49
SpartanNash Co.	1,548	44
Andersons Inc.	1,200	42
* USANA Health Sciences Inc.	265	39
* Fresh Market Inc.	1,773	38
* Seaboard Corp.	11	36
Calavo Growers Inc.	615	36
* Diamond Foods Inc.	1,084	33
Ingles Markets Inc. Class A	600	30
Coca-Cola Bottling Co. Consolidated	189	29
Tootsie Roll Industries Inc.	781	24
John B Sanfilippo & Son Inc.	353	18
Weis Markets Inc.	430	17
* Boulder Brands Inc.	2,120	17
* Omega Protein Corp.	1,004	17
* Smart & Final Stores Inc.	999	16
* Medifast Inc.	566	16
* National Beverage Corp.	576	15
PetMed Express Inc.	916	15
* Seneca Foods Corp. Class A	436	13
* Natural Grocers by Vitamin Cottage Inc.	510	12
* Nutraceutical International Corp.	485	12

9

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2015

		Market
		Value
	Shares	($000)
* Freshpet Inc.	856	11
* Chefs' Warehouse Inc.	728	11
Limoneira Co.	563	11
Village Super Market Inc. Class A	365	10
* Farmer Bros Co.	428	10
Orchids Paper Products Co.	377	9
Alico Inc.	213	9
* Inventure Foods Inc.	989	9
Natural Health Trends Corp.	280	7
MGP Ingredients Inc.	380	6
Nature's Sunshine Products Inc.	305	4
* Castle Brands Inc.	2,366	3
* Fairway Group Holdings Corp.	1,195	3
* Synutra International Inc.	490	2
* Craft Brew Alliance Inc.	294	2
* Lifeway Foods Inc.	134	2
* Arcadia Biosciences Inc.	289	2
		71,940
Energy (6.6%)
Exxon Mobil Corp.	182,925	13,763
Chevron Corp.	82,271	6,663
Schlumberger Ltd.	55,549	4,298
ConocoPhillips	53,941	2,651
Kinder Morgan Inc.	78,121	2,532
Occidental Petroleum Corp.	33,606	2,454
EOG Resources Inc.	24,016	1,881
Phillips 66	23,697	1,874
Anadarko Petroleum Corp.	22,247	1,592
Williams Cos. Inc.	32,768	1,579
Halliburton Co.	37,281	1,467
Valero Energy Corp.	22,306	1,324
Marathon Petroleum Corp.	23,857	1,129
Baker Hughes Inc.	19,140	1,072
Spectra Energy Corp.	29,708	864
Pioneer Natural Resources Co.	6,620	815
Devon Energy Corp.	18,184	776
Apache Corp.	16,753	758
National Oilwell Varco Inc.	17,250	730
Hess Corp.	11,245	669
* Cheniere Energy Inc.	10,541	655
Noble Energy Inc.	19,128	639
* Concho Resources Inc.	5,390	583
* Cameron International Corp.	8,584	573
EQT Corp.	6,852	533
Marathon Oil Corp.	30,148	521
Tesoro Corp.	5,647	520
Cimarex Energy Co.	4,089	452
Cabot Oil & Gas Corp.	18,644	441
HollyFrontier Corp.	8,419	395
Columbia Pipeline Group Inc.	13,723	348
* FMC Technologies Inc.	9,984	347
* Weatherford International plc	33,500	340
ONEOK Inc.	9,026	325
Range Resources Corp.	7,310	282
* Southwestern Energy Co.	16,627	270
Helmerich & Payne Inc.	4,170	246
Murphy Oil Corp.	7,694	239
* Newfield Exploration Co.	7,041	235
* Diamondback Energy Inc.	3,066	209
Chesapeake Energy Corp.	25,362	198
Energen Corp.	3,603	187
Ensco plc Class A	10,233	185
Oceaneering International Inc.	4,201	184
* Gulfport Energy Corp.	4,732	170

10

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2015

			Market
			Value
		Shares	($000)
	Nabors Industries Ltd.	14,512	167
	Targa Resources Corp.	2,442	161
*	First Solar Inc.	3,246	155
	CONSOL Energy Inc.	10,054	153
	Golar LNG Ltd.	3,843	150
	Noble Corp. plc	10,379	135
	Western Refining Inc.	3,058	132
*	Cobalt International Energy Inc.	15,753	126
*	SolarCity Corp.	2,558	123
	World Fuel Services Corp.	3,096	120
*	Continental Resources Inc.	3,689	118
*	Dril-Quip Inc.	1,695	117
	PBF Energy Inc. Class A	3,731	112
	SM Energy Co.	2,935	108
	QEP Resources Inc.	7,655	107
	Patterson-UTI Energy Inc.	6,394	104
	SemGroup Corp. Class A	1,884	104
	Superior Energy Services Inc.	6,509	104
*	PDC Energy Inc.	1,772	100
	Rowan Cos. plc Class A	5,454	98
*	WPX Energy Inc.	11,834	86
*	Carrizo Oil & Gas Inc.	2,265	83
*	NOW Inc.	4,733	81
*	Antero Resources Corp.	3,061	79
	Delek US Holdings Inc.	2,516	77
*	RSP Permian Inc.	3,130	75
*	Matador Resources Co.	3,060	70
*	Oasis Petroleum Inc.	6,226	69
	Denbury Resources Inc.	15,917	69
	Diamond Offshore Drilling Inc.	2,890	69
	Exterran Holdings Inc.	3,054	68
*	Memorial Resource Development Corp.	3,398	66
*	Oil States International Inc.	2,308	65
*	Rice Energy Inc.	3,294	64
*	SunPower Corp. Class A	2,474	60
*	Parsley Energy Inc. Class A	3,435	59
*	Ultra Petroleum Corp.	6,893	59
	Atwood Oceanics Inc.	2,909	56
	California Resources Corp.	14,104	55
*,^	Laredo Petroleum Inc.	5,069	52
	TerraForm Power Inc. Class A	2,264	51
*	McDermott International Inc.	9,924	50
*	SEACOR Holdings Inc.	751	48
*	Synergy Resources Corp.	4,283	46
*	Kosmos Energy Ltd.	6,488	45
*	Flotek Industries Inc.	2,245	44
*	Forum Energy Technologies Inc.	2,469	39
	Peabody Energy Corp.	12,823	35
	Green Plains Inc.	1,625	35
*	Unit Corp.	2,075	32
	SunCoke Energy Inc.	2,706	31
*	Helix Energy Solutions Group Inc.	4,360	30
	RPC Inc.	2,506	29
	CVR Energy Inc.	716	29
*	TETRA Technologies Inc.	3,695	28
*	Hornbeck Offshore Services Inc.	1,396	28
*	Callon Petroleum Co.	2,961	27
	Frank's International NV	1,650	27
*	Newpark Resources Inc.	3,633	27
*	Matrix Service Co.	1,283	26
*	Whiting Petroleum Corp.	1,327	26
	CARBO Ceramics Inc.	815	22
*	Parker Drilling Co.	6,280	21
*	Clean Energy Fuels Corp.	3,536	19

11

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2015

			Market
			Value
		Shares	($000)
*,^	Halcon Resources Corp.	15,113	17
*	REX American Resources Corp.	313	17
	Seadrill Ltd.	2,019	16
*	Fairmount Santrol Holdings Inc.	3,162	16
*	Bonanza Creek Energy Inc.	2,046	16
*	Sanchez Energy Corp.	2,392	15
*	Renewable Energy Group Inc.	1,808	15
*	Northern Oil and Gas Inc.	2,524	15
*	Stone Energy Corp.	2,595	15
	Tesco Corp.	1,719	15
*	Clayton Williams Energy Inc.	284	14
*	Era Group Inc.	847	14
*	RigNet Inc.	490	14
*	Natural Gas Services Group Inc.	620	13
*	Bill Barrett Corp.	2,392	13
*	C&J Energy Services Ltd.	2,321	13
*	EnerNOC Inc.	1,358	13
*	Trecora Resources	957	12
*	Westmoreland Coal Co.	813	12
	Alon USA Energy Inc.	652	12
*	PowerSecure International Inc.	1,001	12
	Panhandle Oil and Gas Inc. Class A	685	12
*	Solazyme Inc.	4,218	11
*	Ring Energy Inc.	1,085	11
*	Par Petroleum Corp.	569	11
*	Basic Energy Services Inc.	1,988	10
*	Vivint Solar Inc.	827	10
*	Cloud Peak Energy Inc.	2,137	10
*	EP Energy Corp. Class A	1,385	10
*	Triangle Petroleum Corp.	2,425	10
*	Civeo Corp.	4,907	10
	Evolution Petroleum Corp.	1,494	9
*	Seventy Seven Energy Inc.	3,018	9
*	SandRidge Energy Inc.	16,072	9
*	Eclipse Resources Corp.	2,204	8
*	Magnum Hunter Resources Corp.	10,305	8
*	Independence Contract Drilling Inc.	1,107	8
*	Geospace Technologies Corp.	413	7
*	Pioneer Energy Services Corp.	2,161	7
*	Jones Energy Inc. Class A	1,193	7
*	Abraxas Petroleum Corp.	3,482	7
*	FuelCell Energy Inc.	8,095	7
*	Green Brick Partners Inc.	510	6
*	Rex Energy Corp.	1,705	6
*	Pacific Ethanol Inc.	821	6
*	Enphase Energy Inc.	1,240	6
*	Gastar Exploration Inc.	3,274	5
	Energy XXI Ltd.	2,836	5
*	Contango Oil & Gas Co.	562	5
*	Penn Virginia Corp.	3,514	4
	EXCO Resources Inc.	4,806	4
	Nordic American Offshore Ltd.	569	4
*	Isramco Inc.	28	4
	W&T Offshore Inc.	979	3
*	Approach Resources Inc.	1,264	3
*	Ameresco Inc. Class A	553	3
*	Key Energy Services Inc.	4,338	3
	Adams Resources & Energy Inc.	60	3
	North Atlantic Drilling Ltd.	2,533	2
*	ION Geophysical Corp.	4,090	2
	Hallador Energy Co.	245	2
*	Erin Energy Corp.	494	2
*	TransAtlantic Petroleum Ltd.	634	2
*	Earthstone Energy Inc.	47	1

12

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2015

		Market
		Value
	Shares	($000)
* Sabine Oil & Gas Corp.	50	—
		63,190
Financial Services (20.0%)
* Berkshire Hathaway Inc. Class B	81,368	10,907
Wells Fargo & Co.	203,827	10,870
JPMorgan Chase & Co.	162,365	10,408
Bank of America Corp.	459,480	7,508
Citigroup Inc.	132,747	7,099
Visa Inc. Class A	85,433	6,091
MasterCard Inc. Class A	43,632	4,030
Goldman Sachs Group Inc.	18,902	3,565
American International Group Inc.	58,338	3,520
US Bancorp	73,292	3,104
American Express Co.	37,808	2,901
Simon Property Group Inc.	13,618	2,442
Morgan Stanley	67,069	2,311
PNC Financial Services Group Inc.	22,662	2,065
MetLife Inc.	40,990	2,054
Bank of New York Mellon Corp.	49,067	1,953
* PayPal Holdings Inc.	53,117	1,859
Capital One Financial Corp.	23,909	1,859
American Tower Corporation	18,516	1,707
BlackRock Inc.	5,490	1,661
Prudential Financial Inc.	19,819	1,599
Charles Schwab Corp.	50,129	1,523
ACE Ltd.	14,308	1,462
Travelers Cos. Inc.	13,966	1,390
CME Group Inc.	14,070	1,329
State Street Corp.	18,068	1,299
Public Storage	6,362	1,280
Marsh & McLennan Cos. Inc.	23,559	1,266
BB&T Corp.	34,040	1,257
Crown Castle International Corp.	14,673	1,224
Chubb Corp.	10,097	1,220
McGraw Hill Financial Inc.	12,034	1,167
Aon plc	12,383	1,157
Equity Residential	16,005	1,140
Intercontinental Exchange Inc.	4,901	1,119
Aflac Inc.	19,084	1,118
Allstate Corp.	17,976	1,048
Discover Financial Services	19,491	1,047
Health Care REIT Inc.	15,451	979
AvalonBay Communities Inc.	5,834	963
SunTrust Banks Inc.	22,774	919
Ameriprise Financial Inc.	8,005	902
* Fiserv Inc.	10,474	893
Prologis Inc.	23,158	880
Fidelity National Information Services Inc.	12,577	869
Hartford Financial Services Group Inc.	18,595	854
T. Rowe Price Group Inc.	11,528	829
Moody's Corp.	7,856	804
Ventas Inc.	14,608	804
Progressive Corp.	26,023	780
Boston Properties Inc.	6,793	770
HCP Inc.	20,480	759
Vornado Realty Trust	8,348	728
Northern Trust Corp.	10,353	723
Fifth Third Bancorp	35,976	717
* Alliance Data Systems Corp.	2,757	709
Franklin Resources Inc.	17,200	698
M&T Bank Corp.	5,902	698
Equinix Inc.	2,534	684
Principal Financial Group Inc.	13,097	659
Invesco Ltd.	19,164	654

13

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2015

		Market
		Value
	Shares	($000)
General Growth Properties Inc.	25,702	652
Weyerhaeuser Co.	23,054	644
Essex Property Trust Inc.	2,916	626
* FleetCor Technologies Inc.	4,102	612
Host Hotels & Resorts Inc.	33,772	599
Regions Financial Corp.	59,871	574
Thomson Reuters Corp.	14,789	574
Lincoln National Corp.	11,290	573
Macerich Co.	7,099	541
Equifax Inc.	5,348	524
KeyCorp	38,031	523
* Markel Corp.	627	516
XL Group plc Class A	13,786	514
Loews Corp.	13,989	510
Realty Income Corp.	10,478	468
SL Green Realty Corp.	4,484	464
* Affiliated Managers Group Inc.	2,462	459
* Ally Financial Inc.	20,817	455
FNF Group	12,219	445
Voya Financial Inc.	9,900	426
Annaly Capital Management Inc.	40,972	412
Western Union Co.	22,322	412
Kimco Realty Corp.	17,846	411
* CBRE Group Inc. Class A	12,367	396
Extra Space Storage Inc.	5,372	395
TD Ameritrade Holding Corp.	11,544	386
Federal Realty Investment Trust	2,970	383
Huntington Bancshares Inc.	34,956	381
Cincinnati Financial Corp.	7,107	372
Digital Realty Trust Inc.	5,872	372
First Republic Bank	6,150	371
* Arch Capital Group Ltd.	5,363	366
Unum Group	10,788	362
UDR Inc.	11,198	362
New York Community Bancorp Inc.	19,208	339
Comerica Inc.	7,696	339
Everest Re Group Ltd.	1,921	338
Citizens Financial Group Inc.	13,483	335
* E*TRADE Financial Corp.	12,539	330
Total System Services Inc.	7,145	327
CIT Group Inc.	7,526	327
* Alleghany Corp.	692	325
Global Payments Inc.	2,874	320
HCC Insurance Holdings Inc.	4,138	320
Torchmark Corp.	5,453	319
* VEREIT Inc.	39,134	319
Arthur J Gallagher & Co.	7,261	317
Leucadia National Corp.	14,485	311
SEI Investments Co.	6,023	305
MSCI Inc. Class A	4,861	294
Raymond James Financial Inc.	5,525	293
* Signature Bank	2,192	293
Plum Creek Timber Co. Inc.	7,594	292
American Capital Agency Corp.	15,253	292
Jones Lang LaSalle Inc.	1,940	289
PartnerRe Ltd.	2,064	286
FactSet Research Systems Inc.	1,807	285
* SVB Financial Group	2,217	277
Broadridge Financial Solutions Inc.	5,182	274
* Vantiv Inc. Class A	6,205	273
Lazard Ltd. Class A	5,449	271
Camden Property Trust	3,755	270
Duke Realty Corp.	14,919	269
Alexandria Real Estate Equities Inc.	3,114	268

14

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2015

		Market
		Value
	Shares	($000)
Omega Healthcare Investors Inc.	7,901	267
Reinsurance Group of America Inc. Class A	2,862	260
WP Carey Inc.	4,511	259
Iron Mountain Inc.	9,104	258
NASDAQ OMX Group Inc.	5,006	256
Mid-America Apartment Communities Inc.	3,258	256
* Realogy Holdings Corp.	6,336	255
Zions Bancorporation	8,787	255
East West Bancorp Inc.	6,220	251
Kilroy Realty Corp.	3,808	247
Axis Capital Holdings Ltd.	4,372	245
Apartment Investment & Management Co.	6,758	243
Regency Centers Corp.	4,078	242
Jack Henry & Associates Inc.	3,543	241
NorthStar Realty Finance Corp.	16,440	231
CBOE Holdings Inc.	3,631	230
WR Berkley Corp.	4,217	229
Assurant Inc.	2,964	220
Starwood Property Trust Inc.	10,347	220
* Howard Hughes Corp.	1,721	216
Navient Corp.	16,819	215
Hudson City Bancorp Inc.	22,984	214
People's United Financial Inc.	13,458	209
American Financial Group Inc.	3,017	208
StanCorp Financial Group Inc.	1,817	207
Equity LifeStyle Properties Inc.	3,680	205
RenaissanceRe Holdings Ltd.	2,011	205
* Forest City Enterprises Inc. Class A	9,509	205
National Retail Properties Inc.	5,842	203
DDR Corp.	13,215	202
Liberty Property Trust	6,515	200
PacWest Bancorp	4,447	190
Legg Mason Inc.	4,264	189
Taubman Centers Inc.	2,718	188
Spirit Realty Capital Inc.	19,351	186
White Mountains Insurance Group Ltd.	255	183
Home Properties Inc.	2,467	183
* Synchrony Financial	5,466	180
City National Corp.	2,046	180
CubeSmart	7,090	179
First American Financial Corp.	4,614	179
Eaton Vance Corp.	5,156	179
Investors Bancorp Inc.	14,840	175
Old Republic International Corp.	11,125	175
Endurance Specialty Holdings Ltd.	2,722	174
Synovus Financial Corp.	5,679	173
Douglas Emmett Inc.	6,216	172
Hospitality Properties Trust	6,578	169
Brixmor Property Group Inc.	7,377	168
Dun & Bradstreet Corp.	1,580	167
Weingarten Realty Investors	5,276	167
American Campus Communities Inc.	4,779	164
Assured Guaranty Ltd.	6,450	163
Allied World Assurance Co. Holdings AG	4,064	162
BioMed Realty Trust Inc.	8,678	161
Validus Holdings Ltd.	3,615	160
* Strategic Hotels & Resorts Inc.	11,800	159
Brown & Brown Inc.	4,948	159
Commerce Bancshares Inc.	3,519	158
BankUnited Inc.	4,421	158
Umpqua Holdings Corp.	9,409	157
Senior Housing Properties Trust	10,007	157
* WEX Inc.	1,645	155
RLJ Lodging Trust	5,634	155

15

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2015

		Market
		Value
	Shares	($000)
Prosperity Bancshares Inc.	2,992	155
* SLM Corp.	18,125	154
* MGIC Investment Corp.	14,503	153
Highwoods Properties Inc.	4,017	152
LaSalle Hotel Properties	4,810	151
CNO Financial Group Inc.	8,432	151
Hanover Insurance Group Inc.	1,898	150
Cullen/Frost Bankers Inc.	2,311	149
Two Harbors Investment Corp.	15,675	148
Radian Group Inc.	8,205	148
Corrections Corp. of America	4,994	147
* CoreLogic Inc.	3,859	146
First Horizon National Corp.	9,994	145
MarketAxess Holdings Inc.	1,595	144
* Euronet Worldwide Inc.	2,233	144
* Equity Commonwealth	5,571	143
New Residential Investment Corp.	10,081	143
LPL Financial Holdings Inc.	3,526	142
Apple Hospitality REIT Inc.	7,976	141
First Niagara Financial Group Inc.	15,251	141
Waddell & Reed Financial Inc. Class A	3,603	141
Bank of the Ozarks Inc.	3,343	140
NorthStar Asset Management Group Inc.	8,305	140
Retail Properties of America Inc.	10,170	139
Webster Financial Corp.	3,887	138
Sovran Self Storage Inc.	1,529	137
* Stifel Financial Corp.	2,901	135
Sun Communities Inc.	2,015	131
* Popular Inc.	4,475	131
Tanger Factory Outlet Centers Inc.	4,144	131
Post Properties Inc.	2,360	131
Healthcare Trust of America Inc. Class A	5,389	129
PrivateBancorp Inc.	3,400	129
FirstMerit Corp.	7,117	128
Paramount Group Inc.	7,686	126
Federated Investors Inc. Class B	4,053	126
Rayonier Inc.	5,454	125
EPR Properties	2,461	125
Medical Properties Trust Inc.	10,713	125
Chimera Investment Corp.	8,888	125
Sunstone Hotel Investors Inc.	8,971	124
DCT Industrial Trust Inc.	3,843	123
Aspen Insurance Holdings Ltd.	2,665	122
Associated Banc-Corp	6,595	121
Gaming and Leisure Properties Inc.	3,815	118
Pebblebrook Hotel Trust	3,092	118
Bank of Hawaii Corp.	1,885	117
* Care Capital Properties Inc.	3,651	116
Columbia Property Trust Inc.	5,408	116
ProAssurance Corp.	2,390	115
Fair Isaac Corp.	1,344	115
American Homes 4 Rent Class A	7,187	115
MFA Financial Inc.	16,027	114
TCF Financial Corp.	7,313	113
* Western Alliance Bancorp	3,718	113
Piedmont Office Realty Trust Inc. Class A	6,676	113
United Bankshares Inc.	3,004	112
* PRA Group Inc.	2,090	111
* Genworth Financial Inc. Class A	21,272	110
CBL & Associates Properties Inc.	7,235	108
MB Financial Inc.	3,262	107
* Texas Capital Bancshares Inc.	1,984	107
Colony Capital Inc. Class A	4,857	105
Wintrust Financial Corp.	2,061	105

16

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2015

			Market
			Value
		Shares	($000)
	Symetra Financial Corp.	3,333	105
	Communications Sales & Leasing Inc.	5,216	105
	Cathay General Bancorp	3,470	103
	DiamondRock Hospitality Co.	8,696	102
*	Springleaf Holdings Inc. Class A	2,265	101
	IBERIABANK Corp.	1,660	101
	Healthcare Realty Trust Inc.	4,383	100
	Interactive Brokers Group Inc.	2,504	100
	BancorpSouth Inc.	4,204	100
	RLI Corp.	1,890	98
	WP GLIMCHER Inc.	8,056	98
	Kennedy-Wilson Holdings Inc.	4,056	97
	AmTrust Financial Services Inc.	1,671	97
	GEO Group Inc.	3,235	97
	Ryman Hospitality Properties Inc.	1,892	97
	Heartland Payment Systems Inc.	1,612	96
	Valley National Bancorp	10,149	96
	Hancock Holding Co.	3,404	96
	Home BancShares Inc.	2,506	96
	FNB Corp.	7,601	95
	Primerica Inc.	2,246	95
	CyrusOne Inc.	3,010	95
	Janus Capital Group Inc.	6,395	95
	Brandywine Realty Trust	7,838	95
	Washington Federal Inc.	4,156	94
	First Industrial Realty Trust Inc.	4,856	94
	Fulton Financial Corp.	7,718	94
*	Blackhawk Network Holdings Inc.	2,374	94
*,^	Zillow Group Inc.	3,778	93
	WisdomTree Investments Inc.	4,950	93
	Hudson Pacific Properties Inc.	3,266	93
	National Health Investors Inc.	1,639	90
	Xenia Hotels & Resorts Inc.	4,863	90
	Acadia Realty Trust	3,023	89
	Erie Indemnity Co. Class A	1,070	88
*	Santander Consumer USA Holdings Inc.	3,900	88
	First Financial Bankshares Inc.	2,811	88
	Cousins Properties Inc.	9,493	87
	Corporate Office Properties Trust	4,139	87
	UMB Financial Corp.	1,726	87
	Kite Realty Group Trust	3,667	86
	Glacier Bancorp Inc.	3,310	86
	EverBank Financial Corp.	4,284	85
	American Equity Investment Life Holding Co.	3,390	82
	Urban Edge Properties	3,916	82
	First Citizens BancShares Inc. Class A	340	81
	South State Corp.	1,071	80
	Evercore Partners Inc. Class A	1,529	80
	Empire State Realty Trust Inc.	4,923	80
*	BofI Holding Inc.	686	79
	BOK Financial Corp.	1,250	79
	Columbia Banking System Inc.	2,558	78
	EastGroup Properties Inc.	1,433	77
	Selective Insurance Group Inc.	2,541	77
*	Credit Acceptance Corp.	377	77
	Equity One Inc.	3,265	77
	CVB Financial Corp.	4,705	76
	Chesapeake Lodging Trust	2,642	76
	Capitol Federal Financial Inc.	6,279	76
	National Penn Bancshares Inc.	6,287	76
	Pinnacle Financial Partners Inc.	1,587	75
	DuPont Fabros Technology Inc.	2,800	75
	Sterling Bancorp	5,333	75
	Mack-Cali Realty Corp.	3,981	75

17

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2015

			Market
			Value
		Shares	($000)
	Washington REIT	3,031	75
	Invesco Mortgage Capital Inc.	5,468	74
	Lexington Realty Trust	9,141	74
	Financial Engines Inc.	2,269	74
	Alexander & Baldwin Inc.	2,165	73
	Old National Bancorp	5,222	72
	BGC Partners Inc. Class A	8,191	72
	Chambers Street Properties	10,529	71
	Hatteras Financial Corp.	4,337	70
*	Hilltop Holdings Inc.	3,384	70
*	Cardtronics Inc.	2,016	70
	Trustmark Corp.	3,020	70
	Monogram Residential Trust Inc.	7,498	69
	Kemper Corp.	1,940	69
	Morningstar Inc.	859	69
	Retail Opportunity Investments Corp.	4,226	67
*	Essent Group Ltd.	2,495	67
	Argo Group International Holdings Ltd.	1,189	67
	Community Bank System Inc.	1,832	65
	LTC Properties Inc.	1,600	65
	Artisan Partners Asset Management Inc. Class A	1,589	65
	American Assets Trust Inc.	1,675	65
	New York REIT Inc.	6,730	64
	Sabra Health Care REIT Inc.	2,658	64
	Education Realty Trust Inc.	2,174	64
	International Bancshares Corp.	2,448	63
	First Midwest Bancorp Inc.	3,522	62
	Mercury General Corp.	1,220	62
	Pennsylvania REIT	3,108	62
	Horace Mann Educators Corp.	1,853	62
	HFF Inc. Class A	1,694	62
	Parkway Properties Inc.	3,810	60
	QTS Realty Trust Inc. Class A	1,500	60
	Astoria Financial Corp.	3,704	60
	PS Business Parks Inc.	803	59
	LegacyTexas Financial Group Inc.	1,960	56
	Potlatch Corp.	1,675	55
*	Enstar Group Ltd.	374	55
	Simmons First National Corp. Class A	1,229	54
*	FNFV Group	3,652	53
*	Eagle Bancorp Inc.	1,258	53
	Northwest Bancshares Inc.	4,090	53
	Gramercy Property Trust Inc.	2,358	52
	FelCor Lodging Trust Inc.	6,458	52
	Renasant Corp.	1,655	52
	CYS Investments Inc.	6,633	52
	New Senior Investment Group Inc.	4,518	51
	Hersha Hospitality Trust Class A	2,104	51
	TFS Financial Corp.	2,994	51
	Provident Financial Services Inc.	2,701	51
	Ramco-Gershenson Properties Trust	3,279	51
	Redwood Trust Inc.	3,468	51
	BBCN Bancorp Inc.	3,458	50
	Independent Bank Corp.	1,104	50
	EVERTEC Inc.	2,708	49
*	First Cash Financial Services Inc.	1,187	49
	WesBanco Inc.	1,583	49
	CoreSite Realty Corp.	1,001	49
*	Third Point Reinsurance Ltd.	3,474	49
*	St. Joe Co.	2,767	48
*,^	Zillow Group Inc. Class A	1,887	48
	Select Income REIT	2,578	48
	Westamerica Bancorporation	1,051	47
	NBT Bancorp Inc.	1,813	47

18

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2015

		Market
		Value
	Shares	($000)
First Financial Bancorp	2,540	47
Union Bankshares Corp.	1,971	47
PennyMac Mortgage Investment Trust	3,070	46
* iStar Inc.	3,691	46
Government Properties Income Trust	2,903	46
Park National Corp.	545	46
STAG Industrial Inc.	2,680	46
Chemical Financial Corp.	1,423	45
* MBIA Inc.	6,426	45
Summit Hotel Properties Inc.	3,697	45
Great Western Bancorp Inc.	1,745	44
Kearny Financial Corp.	3,852	44
Capstead Mortgage Corp.	4,181	44
* Encore Capital Group Inc.	1,071	44
* HRG Group Inc.	3,354	43
Greenhill & Co. Inc.	1,224	43
United Community Banks Inc.	2,190	43
S&T Bancorp Inc.	1,432	43
* Beneficial Bancorp Inc.	3,423	43
Physicians Realty Trust	2,895	42
Boston Private Financial Holdings Inc.	3,418	41
First Merchants Corp.	1,555	40
CNA Financial Corp.	1,107	40
Apollo Commercial Real Estate Finance Inc.	2,404	39
* FCB Financial Holdings Inc. Class A	1,187	39
Ameris Bancorp	1,433	39
ARMOUR Residential REIT Inc.	1,812	39
Franklin Street Properties Corp.	3,703	39
Banner Corp.	864	38
Starwood Waypoint Residential Trust	1,572	38
Infinity Property & Casualty Corp.	489	38
AMERISAFE Inc.	804	38
Altisource Residential Corp.	2,448	37
Talmer Bancorp Inc. Class A	2,298	37
Nelnet Inc. Class A	978	37
Stewart Information Services Corp.	946	37
Chatham Lodging Trust	1,577	36
First Commonwealth Financial Corp.	4,087	36
Terreno Realty Corp.	1,777	36
Virtus Investment Partners Inc.	312	36
ServisFirst Bancshares Inc.	951	36
* Navigators Group Inc.	464	35
Universal Insurance Holdings Inc.	1,427	35
* LendingClub Corp.	2,748	34
* Green Dot Corp. Class A	1,949	34
Towne Bank	1,874	34
Hanmi Financial Corp.	1,413	34
Tompkins Financial Corp.	651	34
* Xoom Corp.	1,373	34
Berkshire Hills Bancorp Inc.	1,216	34
Investors Real Estate Trust	5,046	34
Cardinal Financial Corp.	1,492	33
American Capital Mortgage Investment Corp.	2,170	33
* Ocwen Financial Corp.	4,423	33
CareTrust REIT Inc.	2,924	33
Brookline Bancorp Inc.	3,101	33
Alexander's Inc.	90	33
City Holding Co.	686	33
Safety Insurance Group Inc.	621	33
Maiden Holdings Ltd.	2,257	32
Wilshire Bancorp Inc.	3,022	32
Cash America International Inc.	1,162	32
WSFS Financial Corp.	1,164	32
National Bank Holdings Corp. Class A	1,577	32

19

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2015

		Market
		Value
	Shares	($000)
New York Mortgage Trust Inc.	4,858	32
United Fire Group Inc.	954	32
Oritani Financial Corp.	2,085	31
Employers Holdings Inc.	1,425	31
American National Insurance Co.	316	31
* Meridian Bancorp Inc.	2,407	31
Banco Latinoamericano de Comercio Exterior SA	1,238	31
Northfield Bancorp Inc.	2,037	30
Lakeland Financial Corp.	741	30
* Greenlight Capital Re Ltd. Class A	1,191	30
Inland Real Estate Corp.	3,610	30
* Ambac Financial Group Inc.	1,865	30
State Bank Financial Corp.	1,489	30
Rexford Industrial Realty Inc.	2,318	30
Sandy Spring Bancorp Inc.	1,152	30
* Piper Jaffray Cos.	706	30
Southside Bancshares Inc.	1,125	29
United Financial Bancorp Inc.	2,334	29
National General Holdings Corp.	1,597	29
* Nationstar Mortgage Holdings Inc.	1,740	29
Heartland Financial USA Inc.	797	29
Ashford Hospitality Trust Inc.	3,707	29
* Customers Bancorp Inc.	1,153	28
First Potomac Realty Trust	2,680	28
Hannon Armstrong Sustainable Infrastructure Capital Inc.	1,459	28
Ladder Capital Corp.	1,777	28
InfraREIT Inc.	979	28
STORE Capital Corp.	1,363	27
Washington Trust Bancorp Inc.	711	27
* Capital Bank Financial Corp.	891	27
* LendingTree Inc.	258	27
* Cowen Group Inc. Class A	5,113	27
Rouse Properties Inc.	1,717	27
Universal Health Realty Income Trust	580	27
* Walker & Dunlop Inc.	1,089	26
TrustCo Bank Corp. NY	4,377	26
CenterState Banks Inc.	1,870	26
* Walter Investment Management Corp.	1,553	26
Cohen & Steers Inc.	849	25
Anworth Mortgage Asset Corp.	5,028	25
Cass Information Systems Inc.	521	25
First Interstate BancSystem Inc. Class A	929	25
* KCG Holdings Inc. Class A	2,154	25
United Development Funding IV	1,417	25
Western Asset Mortgage Capital Corp.	1,913	24
Cedar Realty Trust Inc.	3,855	24
BNC Bancorp	1,164	24
Monmouth Real Estate Investment Corp.	2,517	24
* Marcus & Millichap Inc.	561	24
ConnectOne Bancorp Inc.	1,231	24
Flushing Financial Corp.	1,175	23
Yadkin Financial Corp.	1,114	23
Investment Technology Group Inc.	1,408	23
TriCo Bancshares	972	23
Urstadt Biddle Properties Inc. Class A	1,283	23
Agree Realty Corp.	808	23
Diamond Hill Investment Group Inc.	118	23
Moelis & Co. Class A	834	23
Saul Centers Inc.	457	23
Silver Bay Realty Trust Corp.	1,435	22
* HomeStreet Inc.	1,002	22
Bryn Mawr Bank Corp.	749	22
Virtu Financial Inc. Class A	929	22
* First BanCorp	5,419	22

20

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2015

		Market
		Value
	Shares	($000)
Dime Community Bancshares Inc.	1,270	22
FBL Financial Group Inc. Class A	378	22
Community Trust Bancorp Inc.	604	21
* First NBC Bank Holding Co.	600	21
RAIT Financial Trust	4,043	21
American Residential Properties Inc.	1,237	21
Heritage Financial Corp.	1,164	21
Stock Yards Bancorp Inc.	578	20
Resource Capital Corp.	6,226	20
1st Source Corp.	673	20
Enterprise Financial Services Corp.	828	20
* Heritage Insurance Holdings Inc.	1,120	20
Central Pacific Financial Corp.	948	20
CoBiz Financial Inc.	1,516	20
National Western Life Insurance Co. Class A	85	19
First Busey Corp.	2,942	19
Waterstone Financial Inc.	1,452	19
Blue Hills Bancorp Inc.	1,302	18
AG Mortgage Investment Trust Inc.	1,113	18
BancFirst Corp.	304	18
OM Asset Management plc	1,102	18
* NMI Holdings Inc. Class A	2,187	18
* Flagstar Bancorp Inc.	892	18
Banc of California Inc.	1,460	18
MainSource Financial Group Inc.	873	18
RE/MAX Holdings Inc.	491	18
Apollo Residential Mortgage Inc.	1,289	18
Great Southern Bancorp Inc.	446	18
Metro Bancorp Inc.	624	18
* Altisource Portfolio Solutions SA	663	18
Arlington Asset Investment Corp. Class A	1,056	18
* Square 1 Financial Inc. Class A	695	18
Lakeland Bancorp Inc.	1,578	17
Peoples Bancorp Inc.	790	17
Independent Bank Group Inc.	404	17
* HomeTrust Bancshares Inc.	938	17
Mercantile Bank Corp.	818	17
Getty Realty Corp.	1,052	17
First Defiance Financial Corp.	437	16
Westwood Holdings Group Inc.	296	16
Preferred Bank	536	16
HCI Group Inc.	413	16
CatchMark Timber Trust Inc. Class A	1,629	16
* Forestar Group Inc.	1,266	16
Clifton Bancorp Inc.	1,184	16
First Financial Corp.	495	16
German American Bancorp Inc.	558	16
* Safeguard Scientifics Inc.	906	16
* INTL. FCStone Inc.	599	16
Opus Bank	429	16
Financial Institutions Inc.	635	16
Univest Corp. of Pennsylvania	810	16
* Pacific Premier Bancorp Inc.	835	16
First Bancorp	915	16
* Ezcorp Inc. Class A	2,462	16
* Enova International Inc.	1,186	15
Independent Bank Corp.	1,090	15
Bank Mutual Corp.	2,113	15
OneBeacon Insurance Group Ltd. Class A	1,054	15
Park Sterling Corp.	2,107	15
Stonegate Bank	485	15
Camden National Corp.	374	15
* CU Bancorp	691	15
Suffolk Bancorp	559	15

21

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2015

		Market
		Value
	Shares	($000)
Fidelity Southern Corp.	772	15
Dynex Capital Inc.	2,217	15
First Connecticut Bancorp Inc.	868	15
Southwest Bancorp Inc.	880	15
* NewStar Financial Inc.	1,280	15
Arrow Financial Corp.	529	15
* Tejon Ranch Co.	614	15
GAMCO Investors Inc.	248	15
* Anchor BanCorp Wisconsin Inc.	352	14
OFG Bancorp	1,666	14
State Auto Financial Corp.	657	14
First Community Bancshares Inc.	808	14
Bridge Bancorp Inc.	541	14
Fidelity & Guaranty Life	577	14
* eHealth Inc.	951	14
First of Long Island Corp.	553	14
* Seacoast Banking Corp. of Florida	885	14
Ashford Hospitality Prime Inc.	994	14
Bank of Marin Bancorp	286	14
* TriState Capital Holdings Inc.	1,095	14
Meta Financial Group Inc.	315	14
Campus Crest Communities Inc.	2,597	13
* Everi Holdings Inc.	2,593	13
Peapack Gladstone Financial Corp.	631	13
Ares Commercial Real Estate Corp.	1,063	13
One Liberty Properties Inc.	605	13
OceanFirst Financial Corp.	710	13
State National Cos. Inc.	1,372	13
* Citizens Inc. Class A	2,059	13
Citizens & Northern Corp.	645	13
Peoples Financial Services Corp.	359	13
Republic Bancorp Inc. Class A	510	13
Heritage Commerce Corp.	1,200	13
United Community Financial Corp.	2,539	13
NewBridge Bancorp	1,514	13
* PICO Holdings Inc.	976	13
West Bancorporation Inc.	701	13
Guaranty Bancorp	784	13
National Bankshares Inc.	393	12
CNB Financial Corp.	729	12
Pacific Continental Corp.	957	12
* Ladenburg Thalmann Financial Services Inc.	4,674	12
Whitestone REIT	1,064	12
* Global Indemnity plc	452	12
Federated National Holding Co.	552	12
* PennyMac Financial Services Inc. Class A	698	12
Federal Agricultural Mortgage Corp.	503	12
Ames National Corp.	503	12
Baldwin & Lyons Inc.	516	12
* World Acceptance Corp.	313	12
Penns Woods Bancorp Inc.	273	12
* FRP Holdings Inc.	375	12
Horizon Bancorp	488	12
* Bancorp Inc.	1,566	11
American National Bankshares Inc.	479	11
Gladstone Commercial Corp.	781	11
National Interstate Corp.	406	11
United Insurance Holdings Corp.	837	11
Armada Hoffler Properties Inc.	1,097	11
MidWestOne Financial Group Inc.	373	11
First Bancorp Inc.	581	11
First Business Financial Services Inc.	480	11
* Sun Bancorp Inc.	537	11
Heritage Oaks Bancorp	1,358	11

22

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2015

		Market
		Value
	Shares	($000)
National Storage Affiliates Trust	815	11
UMH Properties Inc.	1,104	10
James River Group Holdings Ltd.	373	10
* Triumph Bancorp Inc.	710	10
Oppenheimer Holdings Inc. Class A	512	10
* AV Homes Inc.	685	10
EMC Insurance Group Inc.	421	10
GAIN Capital Holdings Inc.	1,145	9
Easterly Government Properties Inc.	594	9
Crawford & Co. Class B	1,449	9
CorEnergy Infrastructure Trust Inc.	1,799	9
Consolidated-Tomoka Land Co.	167	9
QCR Holdings Inc.	416	9
* Regional Management Corp.	518	9
* MoneyGram International Inc.	976	9
* Real Industry Inc.	869	8
NexPoint Residential Trust Inc.	674	8
Charter Financial Corp.	644	8
Preferred Apartment Communities Inc. Class A	791	8
Resource America Inc. Class A	1,062	8
* C1 Financial Inc.	412	8
Bluerock Residential Growth REIT Inc. Class A	670	8
Tiptree Financial Inc. Class A	1,233	7
Territorial Bancorp Inc.	284	7
BankFinancial Corp.	598	7
* Trupanion Inc.	1,017	7
Bar Harbor Bankshares	212	7
* Farmers Capital Bank Corp.	266	7
* Green Bancorp Inc.	566	7
* Old Second Bancorp Inc.	1,047	7
Independence Realty Trust Inc.	869	6
* BSB Bancorp Inc.	287	6
Fox Chase Bancorp Inc.	344	6
Orchid Island Capital Inc.	652	6
Calamos Asset Management Inc. Class A	561	6
Sierra Bancorp	344	6
Hingham Institution for Savings	48	6
* Impac Mortgage Holdings Inc.	307	5
Capital City Bank Group Inc.	358	5
Access National Corp.	258	5
* Atlas Financial Holdings Inc.	320	5
Kansas City Life Insurance Co.	111	5
* National Commerce Corp.	215	5
* Stonegate Mortgage Corp.	687	5
* Cascade Bancorp	877	5
* Hallmark Financial Services Inc.	402	5
* Franklin Financial Network Inc.	193	5
Merchants Bancshares Inc.	158	5
Enterprise Bancorp Inc.	204	4
* RCS Capital Corp. Class A	2,028	4
* Bear State Financial Inc.	475	4
Century Bancorp Inc. Class A	98	4
* On Deck Capital Inc.	391	4
Trade Street Residential Inc.	518	3
Pzena Investment Management Inc. Class A	320	3
* CommunityOne Bancorp	294	3
Donegal Group Inc. Class A	210	3
Independence Holding Co.	223	3
* JG Wentworth Co. Class A	422	2
* Ashford Inc.	28	2
Palmetto Bancshares Inc.	103	2
Great Ajax Corp.	146	2
* Altisource Asset Management Corp.	46	2
Fifth Street Asset Management Inc.	185	2

23

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2015

		Market
		Value
	Shares	($000)
* Hampton Roads Bankshares Inc.	763	1
Medley Management Inc. Class A	186	1
CIFC Corp.	196	1
* BBX Capital Corp.	59	1
* ZAIS Group Holdings Inc.	136	1
* Tejon Ranch Co. Warrants Exp. 08/31/2016	64	—
		191,132
Health Care (14.8%)
Johnson & Johnson	121,321	11,402
Pfizer Inc.	269,409	8,680
Gilead Sciences Inc.	64,294	6,755
Merck & Co. Inc.	123,606	6,656
* Allergan plc	17,171	5,216
Amgen Inc.	33,265	5,049
UnitedHealth Group Inc.	41,647	4,819
AbbVie Inc.	76,565	4,778
Medtronic plc	62,348	4,507
Bristol-Myers Squibb Co.	72,933	4,337
* Celgene Corp.	34,702	4,098
Eli Lilly & Co.	42,810	3,525
* Biogen Inc.	10,291	3,060
Abbott Laboratories	65,132	2,950
* Express Scripts Holding Co.	31,907	2,667
Thermo Fisher Scientific Inc.	17,416	2,183
McKesson Corp.	10,132	2,002
* Regeneron Pharmaceuticals Inc.	3,433	1,763
Aetna Inc.	15,279	1,750
* Alexion Pharmaceuticals Inc.	9,440	1,625
Anthem Inc.	11,524	1,625
Cigna Corp.	11,266	1,586
Stryker Corp.	14,800	1,460
* Vertex Pharmaceuticals Inc.	10,701	1,365
Becton Dickinson and Co.	9,190	1,296
* Illumina Inc.	6,324	1,250
* HCA Holdings Inc.	14,079	1,220
Humana Inc.	6,585	1,204
Cardinal Health Inc.	14,547	1,197
Perrigo Co. plc	6,429	1,176
* Boston Scientific Corp.	59,132	990
Zoetis Inc.	22,020	988
AmerisourceBergen Corp. Class A	9,686	969
Baxter International Inc.	24,062	925
* Mylan NV	18,525	919
* BioMarin Pharmaceutical Inc.	7,071	914
St. Jude Medical Inc.	12,430	880
Baxalta Inc.	24,185	850
* Intuitive Surgical Inc.	1,631	833
* Cerner Corp.	13,249	818
* Incyte Corp.	6,957	808
Zimmer Biomet Holdings Inc.	7,557	783
* Endo International plc	9,104	701
* Hospira Inc.	7,695	692
* Edwards Lifesciences Corp.	4,782	674
CR Bard Inc.	3,316	643
* DaVita HealthCare Partners Inc.	7,883	596
Universal Health Services Inc. Class B	4,112	564
Agilent Technologies Inc.	14,902	541
* Laboratory Corp. of America Holdings	4,505	531
* Henry Schein Inc.	3,752	513
* Jazz Pharmaceuticals plc	2,751	464
* Mallinckrodt plc	5,221	450
Quest Diagnostics Inc.	6,211	421
* Hologic Inc.	10,631	413
* Alkermes plc	6,426	383

24

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2015

		Market
		Value
	Shares	($000)
* Varian Medical Systems Inc.	4,317	351
Cooper Cos. Inc.	2,088	339
* Alnylam Pharmaceuticals Inc.	3,208	330
* Envision Healthcare Holdings Inc.	8,023	329
* MEDNAX Inc.	4,044	326
* DexCom Inc.	3,429	323
* Centene Corp.	5,139	317
DENTSPLY International Inc.	6,045	317
ResMed Inc.	6,093	316
* United Therapeutics Corp.	1,999	301
* Medivation Inc.	3,403	300
* IDEXX Laboratories Inc.	4,047	289
* Community Health Systems Inc.	5,103	274
* QIAGEN NV	10,033	263
* Isis Pharmaceuticals Inc.	5,175	260
* Quintiles Transnational Holdings Inc.	3,424	255
PerkinElmer Inc.	4,894	238
Teleflex Inc.	1,799	235
* Sirona Dental Systems Inc.	2,407	230
* Anacor Pharmaceuticals Inc.	1,759	229
* athenahealth Inc.	1,693	225
* Brookdale Senior Living Inc.	7,962	218
* Health Net Inc.	3,350	215
* Tenet Healthcare Corp.	4,291	211
* Bluebird Bio Inc.	1,571	209
* VCA Inc.	3,596	199
* Align Technology Inc.	3,514	199
* Alere Inc.	3,733	194
* Ultragenyx Pharmaceutical Inc.	1,707	191
* Team Health Holdings Inc.	3,147	185
* ABIOMED Inc.	1,806	173
West Pharmaceutical Services Inc.	3,062	171
* WellCare Health Plans Inc.	1,881	171
* Neurocrine Biosciences Inc.	3,641	169
Patterson Cos. Inc.	3,666	168
* Seattle Genetics Inc.	4,156	167
HealthSouth Corp.	3,895	166
STERIS Corp.	2,550	163
* Amsurg Corp.	2,079	163
* Acadia Healthcare Co. Inc.	2,203	161
* PAREXEL International Corp.	2,363	155
Bio-Techne Corp.	1,590	150
* Cepheid	3,058	149
* Thoratec Corp.	2,360	148
* LifePoint Health Inc.	1,893	148
* OPKO Health Inc.	13,224	143
* Dyax Corp.	6,215	143
* Charles River Laboratories International Inc.	2,032	140
* Akorn Inc.	3,367	134
* Molina Healthcare Inc.	1,796	134
Hill-Rom Holdings Inc.	2,450	129
* Intercept Pharmaceuticals Inc.	681	129
* Impax Laboratories Inc.	3,078	126
* ACADIA Pharmaceuticals Inc.	3,418	125
* Bio-Rad Laboratories Inc. Class A	894	125
* Novavax Inc.	11,533	124
* Medicines Co.	2,901	119
* Catalent Inc.	3,643	116
* Medidata Solutions Inc.	2,390	115
* Myriad Genetics Inc.	3,031	114
* NuVasive Inc.	2,113	111
* Chimerix Inc.	2,219	109
* Allscripts Healthcare Solutions Inc.	7,885	109
* Prestige Brands Holdings Inc.	2,283	106

25

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2015

		Market
		Value
	Shares	($000)
* Exact Sciences Corp.	4,768	105
* Clovis Oncology Inc.	1,341	104
* AMAG Pharmaceuticals Inc.	1,641	103
Chemed Corp.	747	102
* Puma Biotechnology Inc.	1,085	100
* Radius Health Inc.	1,596	97
* Agios Pharmaceuticals Inc.	1,117	96
* Portola Pharmaceuticals Inc. Class A	2,018	95
Owens & Minor Inc.	2,772	94
* Pacira Pharmaceuticals Inc.	1,593	92
* Intrexon Corp.	2,013	90
* Bruker Corp.	4,853	89
* KYTHERA Biopharmaceuticals Inc.	1,143	85
* Neogen Corp.	1,648	85
* Haemonetics Corp.	2,280	82
* Amicus Therapeutics Inc.	5,680	82
* Veeva Systems Inc. Class A	3,133	81
* Halozyme Therapeutics Inc.	4,611	80
* Prothena Corp. plc	1,392	80
* Masimo Corp.	1,957	80
* Cyberonics Inc.	1,170	76
Cantel Medical Corp.	1,523	76
* Insulet Corp.	2,527	75
Kindred Healthcare Inc.	3,723	75
* Globus Medical Inc.	3,050	74
* AMN Healthcare Services Inc.	2,151	72
* Depomed Inc.	2,660	72
* Ligand Pharmaceuticals Inc.	760	70
* Tetraphase Pharmaceuticals Inc.	1,603	70
* WebMD Health Corp.	1,688	69
* Integra LifeSciences Holdings Corp.	1,149	69
* Magellan Health Inc.	1,212	68
* Cambrex Corp.	1,415	68
* Insmed Inc.	2,767	68
* Kite Pharma Inc.	1,268	67
* ExamWorks Group Inc.	1,866	67
* ICU Medical Inc.	583	66
* Air Methods Corp.	1,759	66
CONMED Corp.	1,237	66
* Nektar Therapeutics	5,889	65
* ARIAD Pharmaceuticals Inc.	6,890	65
* Sarepta Therapeutics Inc.	1,816	65
* Halyard Health Inc.	2,061	65
* Celldex Therapeutics Inc.	4,279	63
* Acorda Therapeutics Inc.	1,938	62
* HeartWare International Inc.	710	61
Select Medical Holdings Corp.	4,704	61
* Greatbatch Inc.	1,050	60
* PTC Therapeutics Inc.	1,496	57
* Lannett Co. Inc.	1,191	57
* Ironwood Pharmaceuticals Inc. Class A	5,184	57
* IPC Healthcare Inc.	716	57
* Dynavax Technologies Corp.	1,982	56
* Natus Medical Inc.	1,358	55
* Premier Inc. Class A	1,549	55
* MedAssets Inc.	2,573	54
* TESARO Inc.	1,052	54
* Exelixis Inc.	9,084	54
* ImmunoGen Inc.	3,864	52
* Omnicell Inc.	1,492	51
Ensign Group Inc.	1,047	49
* Momenta Pharmaceuticals Inc.	2,515	49
* Wright Medical Group Inc.	2,117	49
Theravance Inc.	3,505	49

26

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2015

			Market
			Value
		Shares	($000)
*	FibroGen Inc.	1,970	48
*	Repligen Corp.	1,353	46
*	Merrimack Pharmaceuticals Inc.	4,528	46
*	NxStage Medical Inc.	2,602	45
*	ZIOPHARM Oncology Inc.	5,182	45
*	Cempra Inc.	1,311	45
*	Amedisys Inc.	1,162	45
*	HealthEquity Inc.	1,493	44
	Abaxis Inc.	929	44
*	Heron Therapeutics Inc.	1,134	44
*	MiMedx Group Inc.	4,472	43
*	Ophthotech Corp.	977	43
*	Zeltiq Aesthetics Inc.	1,327	43
*	Emergent BioSolutions Inc.	1,250	42
*	Merit Medical Systems Inc.	1,824	41
	Analogic Corp.	512	41
*	PharMerica Corp.	1,252	41
*	Raptor Pharmaceutical Corp.	3,314	40
	PDL BioPharma Inc.	7,056	40
*	NewLink Genetics Corp.	882	40
*	Retrophin Inc.	1,439	39
*	Endologix Inc.	3,001	39
*,^	MannKind Corp.	10,154	38
*	ZS Pharma Inc.	752	38
*	HMS Holdings Corp.	3,645	38
*	Achillion Pharmaceuticals Inc.	5,029	37
*	LDR Holding Corp.	957	36
	Meridian Bioscience Inc.	1,819	35
*	BioCryst Pharmaceuticals Inc.	2,984	35
*	Inogen Inc.	696	34
*	Array BioPharma Inc.	5,806	34
*	Tornier NV	1,517	34
*	Surgical Care Affiliates Inc.	923	34
*	Orthofix International NV	895	34
*	Alder Biopharmaceuticals Inc.	858	33
*	TherapeuticsMD Inc.	5,302	32
*	Luminex Corp.	1,770	32
*	AtriCure Inc.	1,312	32
*	VWR Corp.	1,207	32
*	Cardiovascular Systems Inc.	1,306	31
*	Insys Therapeutics Inc.	970	31
*	Synergy Pharmaceuticals Inc.	4,479	31
*	Sage Therapeutics Inc.	579	31
*	Spectranetics Corp.	1,839	31
*	Relypsa Inc.	1,347	31
*	Sucampo Pharmaceuticals Inc. Class A	1,149	31
*	Affymetrix Inc.	3,292	31
*	MacroGenics Inc.	1,165	31
	Quality Systems Inc.	2,255	31
*	Cynosure Inc. Class A	953	30
*	PRA Health Sciences Inc.	797	30
*	Eagle Pharmaceuticals Inc.	379	30
*	Dermira Inc.	1,149	30
*	Nevro Corp.	652	29
*	Coherus Biosciences Inc.	1,045	29
*	Supernus Pharmaceuticals Inc.	1,527	28
*	Zafgen Inc.	754	28
*	Capital Senior Living Corp.	1,316	27
*	Fluidigm Corp.	2,240	27
*	Arena Pharmaceuticals Inc.	9,962	27
*	Quidel Corp.	1,306	27
	US Physical Therapy Inc.	585	27
	Invacare Corp.	1,514	27
*	Keryx Biopharmaceuticals Inc.	4,264	26

27

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2015

		Market
		Value
	Shares	($000)
Phibro Animal Health Corp. Class A	742	26
* Atara Biotherapeutics Inc.	644	26
* Hanger Inc.	1,452	26
* Acceleron Pharma Inc.	895	26
* Esperion Therapeutics Inc.	540	26
* Accuray Inc.	3,751	26
* Enanta Pharmaceuticals Inc.	659	26
* Rockwell Medical Inc.	2,140	26
* Adeptus Health Inc. Class A	255	25
* Providence Service Corp.	564	25
* Aratana Therapeutics Inc.	1,419	25
* Intra-Cellular Therapies Inc.	906	24
* Genomic Health Inc.	876	24
National HealthCare Corp.	399	24
Atrion Corp.	62	24
Computer Programs & Systems Inc.	520	24
* Epizyme Inc.	1,196	24
* Agenus Inc.	3,327	24
* Inovio Pharmaceuticals Inc.	3,135	23
* LHC Group Inc.	534	23
* Vascular Solutions Inc.	667	23
* Geron Corp.	7,508	23
* Anika Therapeutics Inc.	641	23
* Sangamo BioSciences Inc.	2,945	22
* INC Research Holdings Inc. Class A	535	22
* Vanda Pharmaceuticals Inc.	1,813	21
* Merge Healthcare Inc.	2,979	21
* Omeros Corp.	1,491	21
* Progenics Pharmaceuticals Inc.	2,832	21
* Cerus Corp.	4,179	21
* Advaxis Inc.	1,394	21
* Infinity Pharmaceuticals Inc.	2,322	20
* Lexicon Pharmaceuticals Inc.	1,711	20
* Spectrum Pharmaceuticals Inc.	2,787	20
* BioTelemetry Inc.	1,390	20
* Xencor Inc.	1,171	20
* Albany Molecular Research Inc.	984	20
* Sagent Pharmaceuticals Inc.	982	20
* Zogenix Inc.	1,016	20
* Revance Therapeutics Inc.	644	19
* Five Prime Therapeutics Inc.	1,016	19
* Theravance Biopharma Inc.	1,323	19
* Triple-S Management Corp. Class B	913	19
* Amphastar Pharmaceuticals Inc.	1,473	19
* OvaScience Inc.	967	19
* ANI Pharmaceuticals Inc.	379	18
* Healthways Inc.	1,475	18
* TG Therapeutics Inc.	1,455	18
* Juno Therapeutics Inc.	492	18
* Accelerate Diagnostics Inc.	902	18
* Aegerion Pharmaceuticals Inc.	996	18
* Sorrento Therapeutics Inc.	1,360	17
* SciClone Pharmaceuticals Inc.	2,166	17
* Cross Country Healthcare Inc.	1,219	17
* Universal American Corp.	2,363	17
Landauer Inc.	434	17
* Almost Family Inc.	376	17
* Spark Therapeutics Inc.	371	16
* Arrowhead Research Corp.	2,704	16
* RTI Surgical Inc.	2,509	16
* GenMark Diagnostics Inc.	1,548	16
* Lion Biotechnologies Inc.	2,213	16
* Civitas Solutions Inc.	645	16
* AngioDynamics Inc.	1,058	16

28

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2015

		Market
		Value
	Shares	($000)
* K2M Group Holdings Inc.	725	15
* Navidea Biopharmaceuticals Inc.	8,178	15
* BioDelivery Sciences International Inc.	2,219	15
* XenoPort Inc.	2,198	15
* Curis Inc.	5,610	15
* Intersect ENT Inc.	576	15
* La Jolla Pharmaceutical Co.	412	15
* Oncothyreon Inc.	4,286	15
* SurModics Inc.	638	15
* Oxford Immunotec Global plc	1,008	14
* Osiris Therapeutics Inc.	789	14
* Rigel Pharmaceuticals Inc.	4,701	14
* Catalyst Pharmaceuticals Inc.	3,827	14
* Northwest Biotherapeutics Inc.	1,800	14
* Flexion Therapeutics Inc.	574	14
* Otonomy Inc.	608	14
* OncoMed Pharmaceuticals Inc.	696	14
* STAAR Surgical Co.	1,700	14
* IGI Laboratories Inc.	1,729	14
* Aerie Pharmaceuticals Inc.	845	13
* Karyopharm Therapeutics Inc.	952	13
* Cara Therapeutics Inc.	687	13
* InVivo Therapeutics Holdings Corp.	1,329	13
* Corcept Therapeutics Inc.	2,546	13
CryoLife Inc.	1,296	13
* Pfenex Inc.	580	13
* Foundation Medicine Inc.	519	12
* Versartis Inc.	927	12
* Imprivata Inc.	568	12
* Antares Pharma Inc.	6,583	12
* POZEN Inc.	1,342	12
* Tandem Diabetes Care Inc.	1,014	12
* OraSure Technologies Inc.	2,141	12
* NeoGenomics Inc.	1,901	12
* Orexigen Therapeutics Inc.	4,158	12
* RadNet Inc.	1,863	11
* Paratek Pharmaceuticals Inc.	434	11
* Galena Biopharma Inc.	7,119	11
* Threshold Pharmaceuticals Inc.	2,667	11
* Peregrine Pharmaceuticals Inc.	9,691	11
* Pacific Biosciences of California Inc.	2,218	11
* Genesis Healthcare Inc.	1,509	11
* Pernix Therapeutics Holdings Inc.	2,250	11
* Exactech Inc.	550	11
* BioSpecifics Technologies Corp.	216	11
* Mirati Therapeutics Inc.	414	11
* Addus HomeCare Corp.	369	11
* Blueprint Medicines Corp.	386	11
Utah Medical Products Inc.	193	10
* Sequenom Inc.	4,770	10
* NanoString Technologies Inc.	671	10
* Immunomedics Inc.	4,692	10
* ChemoCentryx Inc.	1,537	10
* Ocular Therapeutix Inc.	561	10
* CTI BioPharma Corp.	6,200	10
* Ardelyx Inc.	515	10
* Regulus Therapeutics Inc.	1,165	10
* CorVel Corp.	319	10
* Loxo Oncology Inc.	458	9
* Organovo Holdings Inc.	3,351	9
* Ignyta Inc.	653	9
* Genocea Biosciences Inc.	765	9
* Anthera Pharmaceuticals Inc.	1,272	9
* Idera Pharmaceuticals Inc.	2,866	9

29

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2015

			Market
			Value
		Shares	($000)
*	Adamas Pharmaceuticals Inc.	428	9
*	Concert Pharmaceuticals Inc.	546	8
*	Avalanche Biotechnologies Inc.	805	8
*	Five Star Quality Care Inc.	2,459	8
*	Durect Corp.	3,994	8
*	Foamix Pharmaceuticals Ltd.	804	8
*	Cellular Biomedicine Group Inc.	350	8
*	Stemline Therapeutics Inc.	861	8
*	AAC Holdings Inc.	328	8
*	Cytokinetics Inc.	1,119	8
*	CytRx Corp.	3,101	8
*	Verastem Inc.	1,244	8
*	Applied Genetic Technologies Corp.	459	8
*	Cutera Inc.	514	8
*	Immune Design Corp.	469	7
*	BioTime Inc.	2,472	7
*	Entellus Medical Inc.	334	7
*	Tokai Pharmaceuticals Inc.	625	7
*	Castlight Health Inc. Class B	1,388	7
*	Veracyte Inc.	752	7
*	Akebia Therapeutics Inc.	1,003	7
*	Assembly Biosciences Inc.	509	7
*	Heska Corp.	202	7
*	Dicerna Pharmaceuticals Inc.	621	7
*	Collegium Pharmaceutical Inc.	432	7
*	T2 Biosystems Inc.	545	6
*	Alimera Sciences Inc.	1,921	6
*	Endocyte Inc.	1,175	6
*	VIVUS Inc.	5,470	6
*	Nobilis Health Corp.	1,137	6
*	BioScrip Inc.	2,415	6
*	aTyr Pharma Inc.	402	6
*	Aduro Biotech Inc.	295	6
	LeMaitre Vascular Inc.	423	6
*	Second Sight Medical Products Inc.	576	5
*	Affimed NV	543	5
*	Ocata Therapeutics Inc.	1,267	5
*	Vitae Pharmaceuticals Inc.	680	5
*	Trevena Inc.	879	5
*	Harvard Bioscience Inc.	1,188	5
*	Trovagene Inc.	868	5
*,^	Unilife Corp.	4,195	5
*	Fibrocell Science Inc.	872	5
*	Bellicum Pharmaceuticals Inc.	285	5
*	Medgenics Inc.	598	5
*	Synta Pharmaceuticals Corp.	2,212	4
*	Sientra Inc.	180	4
*	SeaSpine Holdings Corp.	293	4
*	Proteon Therapeutics Inc.	274	4
*	Agile Therapeutics Inc.	370	3
	National Research Corp. Class A	254	3
*	Corium International Inc.	309	3
*	XOMA Corp.	3,716	3
*	CorMedix Inc.	1,104	3
*	Corindus Vascular Robotics Inc.	801	3
*,^	XBiotech Inc.	145	3
*	Vital Therapies Inc.	691	3
*	Cidara Therapeutics Inc.	171	2
*	iRadimed Corp.	101	2
*	Carbylan Therapeutics Inc.	437	2
*	TransEnterix Inc.	799	2
*	Alliance HealthCare Services Inc.	140	2
*	Asterias Biotherapeutics Inc.	372	2
*	Abeona Therapeutics Inc.	367	2

30

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2015

		Market
		Value
	Shares	($000)
* Press Ganey Holdings Inc.	44	1
* Calithera Biosciences Inc.	200	1
* Flex Pharma Inc.	74	1
National Research Corp. Class B	23	1
* Invitae Corp.	28	—
* Tobira Therapeutics Inc.	10	—
		141,407
Materials & Processing (3.8%)
Dow Chemical Co.	50,440	2,207
EI du Pont de Nemours & Co.	39,606	2,040
Monsanto Co.	20,831	2,034
LyondellBasell Industries NV Class A	16,875	1,441
Precision Castparts Corp.	6,083	1,401
Praxair Inc.	12,645	1,337
Air Products & Chemicals Inc.	9,441	1,317
Ecolab Inc.	11,599	1,266
PPG Industries Inc.	11,949	1,139
Sherwin-Williams Co.	3,576	915
International Paper Co.	18,621	803
Sigma-Aldrich Corp.	5,317	741
WestRock Co.	11,642	691
Ingersoll-Rand plc	11,753	650
Mosaic Co.	15,536	634
Nucor Corp.	14,254	617
CF Industries Holdings Inc.	10,514	603
Vulcan Materials Co.	5,963	558
Alcoa Inc.	58,568	553
Fastenal Co.	13,208	509
Martin Marietta Materials Inc.	2,918	490
Sealed Air Corp.	9,087	467
Eastman Chemical Co.	6,427	466
Celanese Corp. Class A	6,626	402
Masco Corp.	15,071	395
Newmont Mining Corp.	23,148	395
Ball Corp.	5,966	393
International Flavors & Fragrances Inc.	3,495	383
Acuity Brands Inc.	1,877	366
* WR Grace & Co.	3,146	311
Ashland Inc.	2,922	307
* Crown Holdings Inc.	6,019	298
Packaging Corp. of America	4,234	284
Airgas Inc.	2,938	284
Valspar Corp.	3,512	257
RPM International Inc.	5,760	253
Cytec Industries Inc.	3,306	245
FMC Corp.	5,774	244
Owens Corning	5,143	228
Lennox International Inc.	1,895	224
Albemarle Corp.	4,850	219
Steel Dynamics Inc.	10,566	206
Hexcel Corp.	4,207	203
Graphic Packaging Holding Co.	14,364	202
Reliance Steel & Aluminum Co.	3,258	189
Bemis Co. Inc.	4,268	181
AptarGroup Inc.	2,671	180
Eagle Materials Inc.	2,145	175
Sonoco Products Co.	4,431	174
* Berry Plastics Group Inc.	5,093	151
Huntsman Corp.	8,716	144
* Owens-Illinois Inc.	6,909	144
NewMarket Corp.	364	139
Watsco Inc.	1,128	138
Royal Gold Inc.	2,766	133
Sensient Technologies Corp.	2,021	132

31

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2015

		Market
		Value
	Shares	($000)
Southern Copper Corp.	4,909	131
* Axalta Coating Systems Ltd.	4,336	127
PolyOne Corp.	3,831	124
* USG Corp.	3,996	122
Scotts Miracle-Gro Co. Class A	1,956	122
* Platform Specialty Products Corp.	6,245	119
Compass Minerals International Inc.	1,457	118
Domtar Corp.	2,766	111
Valmont Industries Inc.	1,022	109
Timken Co.	3,371	107
United States Steel Corp.	6,331	104
* Louisiana-Pacific Corp.	6,240	103
Westlake Chemical Corp.	1,748	97
* Armstrong World Industries Inc.	1,704	95
Cabot Corp.	2,772	94
Belden Inc.	1,845	93
Allegheny Technologies Inc.	4,723	91
Silgan Holdings Inc.	1,707	89
* Rexnord Corp.	4,454	89
* Masonite International Corp.	1,331	88
Carpenter Technology Corp.	2,232	87
Minerals Technologies Inc.	1,523	82
KapStone Paper and Packaging Corp.	3,752	82
Balchem Corp.	1,389	81
* Chemtura Corp.	2,985	81
* Beacon Roofing Supply Inc.	2,238	81
Commercial Metals Co.	5,143	81
HB Fuller Co.	2,222	80
Mueller Industries Inc.	2,519	80
Axiall Corp.	3,080	78
Chemours Co.	7,910	76
Interface Inc. Class A	2,963	72
Olin Corp.	3,436	69
* RBC Bearings Inc.	1,048	65
Apogee Enterprises Inc.	1,210	63
Kaiser Aluminum Corp.	753	63
* Headwaters Inc.	3,035	61
Simpson Manufacturing Co. Inc.	1,735	61
* MRC Global Inc.	4,640	60
Tahoe Resources Inc.	7,159	60
Mueller Water Products Inc. Class A	6,621	59
* Trex Co. Inc.	1,383	54
* Boise Cascade Co.	1,652	54
Worthington Industries Inc.	1,977	51
Freeport-McMoRan Inc.	4,726	50
Universal Forest Products Inc.	829	50
Innospec Inc.	997	49
* Stillwater Mining Co.	4,991	48
Schweitzer-Mauduit International Inc.	1,307	46
Comfort Systems USA Inc.	1,664	46
Innophos Holdings Inc.	955	46
US Silica Holdings Inc.	2,197	44
* Cabot Microelectronics Corp.	1,017	44
* Clearwater Paper Corp.	785	44
Quaker Chemical Corp.	550	44
OM Group Inc.	1,295	43
A Schulman Inc.	1,206	41
Advanced Drainage Systems Inc.	1,403	40
Neenah Paper Inc.	688	40
Greif Inc. Class A	1,327	39
NN Inc.	1,582	38
Globe Specialty Metals Inc.	2,765	38
* Ferro Corp.	3,004	37
AAON Inc.	1,757	36

32

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2015

		Market
		Value
	Shares	($000)
Stepan Co.	794	36
Calgon Carbon Corp.	2,169	35
* Builders FirstSource Inc.	2,222	33
* Nortek Inc.	398	33
PH Glatfelter Co.	1,779	32
Hecla Mining Co.	15,501	32
TimkenSteel Corp.	1,744	31
Deltic Timber Corp.	499	31
* US Concrete Inc.	575	30
Aceto Corp.	1,328	30
Materion Corp.	931	29
* Continental Building Products Inc.	1,392	28
* PGT Inc.	2,068	28
* Summit Materials Inc. Class A	1,139	27
* Kraton Performance Polymers Inc.	1,228	26
* Installed Building Products Inc.	950	25
Griffon Corp.	1,521	25
Quanex Building Products Corp.	1,371	25
Cliffs Natural Resources Inc.	5,756	23
Schnitzer Steel Industries Inc.	1,286	22
Tronox Ltd. Class A	2,673	21
* AK Steel Holding Corp.	6,711	21
* Gibraltar Industries Inc.	1,231	20
* LSB Industries Inc.	839	20
* Coeur Mining Inc.	5,827	20
* Intrepid Potash Inc.	2,469	19
Haynes International Inc.	498	19
Global Brass & Copper Holdings Inc.	960	19
* Patrick Industries Inc.	498	19
American Vanguard Corp.	1,389	19
Koppers Holdings Inc.	845	18
* Horsehead Holding Corp.	2,128	17
* Trinseo SA	592	17
* Unifi Inc.	586	17
Hawkins Inc.	425	16
Wausau Paper Corp.	2,062	16
Myers Industries Inc.	1,119	16
* Senomyx Inc.	2,395	16
* Ply Gem Holdings Inc.	1,148	16
* Landec Corp.	1,146	15
* Veritiv Corp.	396	14
Tredegar Corp.	963	14
Insteel Industries Inc.	803	14
* NCI Building Systems Inc.	1,303	14
* OMNOVA Solutions Inc.	2,104	13
Culp Inc.	426	13
* Century Aluminum Co.	2,336	13
Chase Corp.	330	13
Rayonier Advanced Materials Inc.	1,765	12
LSI Industries Inc.	1,263	12
FutureFuel Corp.	1,094	11
* Stock Building Supply Holdings Inc.	570	11
Rentech Inc.	1,298	9
KMG Chemicals Inc.	431	9
Kronos Worldwide Inc.	1,158	9
LB Foster Co. Class A	409	7
* AEP Industries Inc.	124	7
* Core Molding Technologies Inc.	272	6
* Lawson Products Inc.	205	5
* Northwest Pipe Co.	265	4
* Uranium Energy Corp.	3,269	4
* Handy & Harman Ltd.	155	4
Olympic Steel Inc.	255	3
Oil-Dri Corp. of America	135	3

33

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2015

		Market
		Value
	Shares	($000)
Omega Flex Inc.	90	3
United States Lime & Minerals Inc.	55	3
* Ryerson Holding Corp.	343	3
Valhi Inc.	679	2
* NL Industries Inc.	190	1
* Energy Fuels Inc.	20	—
		36,713
Other (0.0%)[2]
* Leap Wireless International Inc CVR	1,716	4
* Milacron Holdings Corp.	206	4
* Sunrun Inc.	300	4
* Chiasma Inc.	114	3
* Catabasis Pharmaceuticals Inc.	200	2
* TransUnion	83	2
* Furiex Pharmaceuticals Inc. CVR	213	2
* Global Blood Therapeutics Inc.	40	2
* vTv Therapeutics Inc. Class A	200	2
* Alarm.com Holdings Inc.	100	2
* Blue Buffalo Pet Products Inc.	56	1
* ConforMIS Inc.	84	1
Restaurant Brands International LP	32	1
* Glaukos Corp.	40	1
* Seres Therapeutics Inc.	23	1
* Planet Fitness Inc. Class A	50	1
* Neos Therapeutics Inc.	24	1
* Appfolio Inc.	40	1
* Amplify Snack Brands Inc.	45	1
* Teladoc Inc.	20	1
* Aimmune Therapeutics Inc.	24	1
* Rapid7 Inc.	20	—
* Ollie's Bargain Outlet Holdings Inc.	22	—
* MCBC Holdings Inc.	23	—
* Chelsea Therapeutics International Ltd. CVR Exp. 12/31/2016	2,322	—
* Cubist Pharmaceuticals, Inc. CVR	1,151	—
* Omthera Pharmaceuticals Inc. CVR	152	—
* Durata Therapeutics Inc CVR Exp. 12/31/2018	12	—
* Magnum Hunter Resources Corp. Warrants Exp. 04/15/2016	517	—
* Clinical Data CVR	32	—
* Gerber Scientific Inc. CVR	223	—
		38
Producer Durables (10.6%)
General Electric Co.	440,835	10,942
Boeing Co.	30,254	3,954
3M Co.	27,753	3,945
United Technologies Corp.	38,946	3,568
Honeywell International Inc.	34,201	3,395
Union Pacific Corp.	38,308	3,285
United Parcel Service Inc. Class B	30,693	2,997
Accenture plc Class A	27,482	2,591
Lockheed Martin Corp.	11,870	2,388
Danaher Corp.	26,089	2,270
Caterpillar Inc.	26,414	2,019
FedEx Corp.	12,415	1,870
General Dynamics Corp.	12,755	1,812
Automatic Data Processing Inc.	20,552	1,589
Delta Air Lines Inc.	35,748	1,565
Emerson Electric Co.	29,291	1,398
Northrop Grumman Corp.	8,503	1,392
Raytheon Co.	13,385	1,373
Deere & Co.	14,655	1,198
CSX Corp.	43,371	1,187
American Airlines Group Inc.	30,451	1,187
Eaton Corp. plc	20,526	1,171
Illinois Tool Works Inc.	13,168	1,113

34

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2015

		Market
		Value
	Shares	($000)
Southwest Airlines Co.	29,464	1,081
Norfolk Southern Corp.	13,422	1,046
Waste Management Inc.	20,202	1,011
Cummins Inc.	8,001	974
* United Continental Holdings Inc.	16,869	961
PACCAR Inc.	15,650	923
Roper Technologies Inc.	4,468	724
Stanley Black & Decker Inc.	6,839	694
Tyco International plc	18,755	681
Rockwell Automation Inc.	5,991	670
WW Grainger Inc.	2,983	667
Parker-Hannifin Corp.	6,179	665
Paychex Inc.	14,461	646
AMETEK Inc.	10,828	583
* Verisk Analytics Inc. Class A	7,585	554
* TransDigm Group Inc.	2,396	551
* Stericycle Inc.	3,829	540
Xerox Corp.	49,613	505
Rockwell Collins Inc.	5,959	488
Textron Inc.	12,499	485
Kansas City Southern	4,779	443
* Waters Corp.	3,575	434
Republic Services Inc. Class A	10,488	430
Dover Corp.	6,934	430
Pentair plc	7,767	429
CH Robinson Worldwide Inc.	6,306	425
Alaska Air Group Inc.	5,604	419
Expeditors International of Washington Inc.	8,270	405
Snap-on Inc.	2,512	401
Wabtec Corp.	4,177	400
L-3 Communications Holdings Inc.	3,561	376
* Mettler-Toledo International Inc.	1,210	359
Towers Watson & Co. Class A	2,998	356
Cintas Corp.	4,125	351
* IHS Inc. Class A	2,975	345
* Spirit AeroSystems Holdings Inc. Class A	6,123	313
* JetBlue Airways Corp.	13,544	302
Robert Half International Inc.	5,841	298
ManpowerGroup Inc.	3,383	294
* United Rentals Inc.	4,193	291
JB Hunt Transport Services Inc.	3,976	289
Fluor Corp.	6,338	289
Carlisle Cos. Inc.	2,814	283
* Middleby Corp.	2,479	269
Flowserve Corp.	5,814	262
Waste Connections Inc.	5,356	255
Xylem Inc.	7,842	254
* CoStar Group Inc.	1,403	248
Hubbell Inc. Class B	2,502	247
Allegion plc	4,137	247
* HD Supply Holdings Inc.	7,369	243
ADT Corp.	7,418	243
IDEX Corp.	3,371	242
Huntington Ingalls Industries Inc.	2,107	237
Macquarie Infrastructure Corp.	2,991	235
* Keysight Technologies Inc.	7,348	235
Avery Dennison Corp.	3,940	229
B/E Aerospace Inc.	4,590	224
Allison Transmission Holdings Inc.	7,806	223
* Jacobs Engineering Group Inc.	5,468	221
* Quanta Services Inc.	8,839	214
* Trimble Navigation Ltd.	11,218	212
AO Smith Corp.	3,235	209
* Old Dominion Freight Line Inc.	3,052	203

35

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2015

		Market
		Value
	Shares	($000)
Orbital ATK Inc.	2,658	201
Lincoln Electric Holdings Inc.	3,312	194
* Copart Inc.	5,542	194
Ryder System Inc.	2,327	191
^ Chicago Bridge & Iron Co. NV	4,286	190
Donaldson Co. Inc.	5,977	187
* Zebra Technologies Corp.	2,238	185
* AECOM	6,573	181
Trinity Industries Inc.	6,614	178
Nordson Corp.	2,664	177
MAXIMUS Inc.	2,893	175
Graco Inc.	2,504	173
FLIR Systems Inc.	5,964	171
Pitney Bowes Inc.	8,586	170
Toro Co.	2,380	170
* Kirby Corp.	2,374	167
* Colfax Corp.	4,271	166
* Spirit Airlines Inc.	3,200	164
AGCO Corp.	3,234	159
* Genpact Ltd.	6,825	157
* Genesee & Wyoming Inc. Class A	2,267	155
* Teledyne Technologies Inc.	1,510	148
ITT Corp.	3,824	143
Oshkosh Corp.	3,382	142
Air Lease Corp. Class A	4,400	142
National Instruments Corp.	4,838	141
RR Donnelley & Sons Co.	8,934	140
MSC Industrial Direct Co. Inc. Class A	2,046	138
Curtiss-Wright Corp.	2,043	134
Regal Beloit Corp.	1,937	129
Woodward Inc.	2,802	128
Landstar System Inc.	1,920	127
Deluxe Corp.	2,160	125
EMCOR Group Inc.	2,710	125
* Clean Harbors Inc.	2,537	125
BWX Technologies Inc.	4,668	124
CLARCOR Inc.	2,170	122
Allegiant Travel Co. Class A	583	118
Booz Allen Hamilton Holding Corp. Class A	4,411	118
Rollins Inc.	4,118	115
* Esterline Technologies Corp.	1,346	110
Crane Co.	2,085	110
KBR Inc.	6,269	109
* XPO Logistics Inc.	3,092	109
* WESCO International Inc.	1,912	107
Terex Corp.	4,585	107
* Moog Inc. Class A	1,680	106
* Dycom Industries Inc.	1,489	106
Triumph Group Inc.	2,131	105
Kennametal Inc.	3,450	105
SPX Corp.	1,779	104
Healthcare Services Group Inc.	3,116	104
CEB Inc.	1,446	104
EnerSys	1,922	103
Joy Global Inc.	4,211	102
Manitowoc Co. Inc.	5,934	101
Covanta Holding Corp.	4,990	99
Convergys Corp.	4,300	97
GATX Corp.	1,919	95
* Generac Holdings Inc.	3,014	93
Barnes Group Inc.	2,409	93
* Darling Ingredients Inc.	7,240	93
HNI Corp.	1,948	91
* Electronics For Imaging Inc.	2,068	90

36

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2015

		Market
		Value
	Shares	($000)
* KLX Inc.	2,309	90
* Advisory Board Co.	1,850	90
Littelfuse Inc.	995	89
Con-way Inc.	2,535	89
* On Assignment Inc.	2,276	82
ABM Industries Inc.	2,489	80
Lexmark International Inc. Class A	2,655	80
HEICO Corp. Class A	1,765	77
Korn/Ferry International	2,245	76
Applied Industrial Technologies Inc.	1,805	76
* Proto Labs Inc.	1,046	76
Knight Transportation Inc.	2,790	76
Teekay Corp.	2,062	76
* Swift Transportation Co.	3,883	76
* Huron Consulting Group Inc.	1,039	75
Scorpio Tankers Inc.	7,908	75
* FTI Consulting Inc.	1,851	74
Copa Holdings SA Class A	1,431	73
Matson Inc.	1,931	73
* WageWorks Inc.	1,610	72
Herman Miller Inc.	2,660	72
UniFirst Corp.	663	72
Mobile Mini Inc.	2,038	69
Steelcase Inc. Class A	3,749	66
Tetra Tech Inc.	2,525	66
Watts Water Technologies Inc. Class A	1,160	64
Forward Air Corp.	1,391	63
* OSI Systems Inc.	827	60
* Aerojet Rocketdyne Holdings Inc.	2,824	58
Bristow Group Inc.	1,552	58
Franklin Electric Co. Inc.	1,961	57
Brink's Co.	2,002	57
Aircastle Ltd.	2,697	56
* Hub Group Inc. Class A	1,485	56
Granite Construction Inc.	1,619	56
G&K Services Inc. Class A	823	56
* TASER International Inc.	2,374	56
AZZ Inc.	1,091	55
Essendant Inc.	1,599	55
Actuant Corp. Class A	2,565	55
Nordic American Tankers Ltd.	4,034	55
MSA Safety Inc.	1,206	55
* TopBuild Corp.	1,619	51
* ExlService Holdings Inc.	1,368	49
* Itron Inc.	1,618	49
Werner Enterprises Inc.	1,826	48
Knoll Inc.	2,010	48
Greenbrier Cos. Inc.	1,113	46
Exponent Inc.	1,069	46
* MasTec Inc.	2,748	45
Tennant Co.	786	45
* Hawaiian Holdings Inc.	1,985	45
EnPro Industries Inc.	941	45
US Ecology Inc.	892	45
* Atlas Air Worldwide Holdings Inc.	1,064	44
Brady Corp. Class A	1,990	44
Ship Finance International Ltd.	2,594	44
Kaman Corp.	1,121	44
* TrueBlue Inc.	1,781	43
* Babcock & Wilcox Enterprises Inc.	2,297	42
Heartland Express Inc.	2,091	42
Standex International Corp.	527	42
* Saia Inc.	1,110	42
* Sykes Enterprises Inc.	1,644	41

37

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2015

		Market
		Value
	Shares	($000)
* Astronics Corp.	800	41
* Advanced Energy Industries Inc.	1,684	41
Lindsay Corp.	535	41
* Navistar International Corp.	2,261	40
HEICO Corp.	792	40
John Bean Technologies Corp.	1,203	40
Briggs & Stratton Corp.	1,987	40
ESCO Technologies Inc.	1,074	39
Harsco Corp.	3,297	38
SkyWest Inc.	2,377	38
Cubic Corp.	892	38
* Rush Enterprises Inc. Class A	1,457	37
Albany International Corp.	1,165	37
Insperity Inc.	836	37
Federal Signal Corp.	2,600	37
MTS Systems Corp.	617	37
* Virgin America Inc.	1,119	36
* Team Inc.	871	36
Multi-Color Corp.	547	36
Badger Meter Inc.	614	36
* ACCO Brands Corp.	4,709	36
* Wesco Aircraft Holdings Inc.	2,541	36
AAR Corp.	1,460	36
* Navigant Consulting Inc.	2,239	35
* Wabash National Corp.	2,846	35
Tidewater Inc.	1,936	35
Astec Industries Inc.	876	35
* TriMas Corp.	1,883	34
* PHH Corp.	2,104	34
* Scorpio Bulkers Inc.	20,193	33
* Chart Industries Inc.	1,271	32
CIRCOR International Inc.	706	32
ArcBest Corp.	1,078	31
* ICF International Inc.	906	31
* RPX Corp.	2,244	31
Sun Hydraulics Corp.	936	30
Primoris Services Corp.	1,597	29
General Cable Corp.	2,012	29
* Thermon Group Holdings Inc.	1,272	29
Altra Industrial Motion Corp.	1,161	29
* Echo Global Logistics Inc.	1,241	29
* TriNet Group Inc.	1,699	29
Raven Industries Inc.	1,570	28
* Roadrunner Transportation Systems Inc.	1,307	28
* FARO Technologies Inc.	719	28
Encore Wire Corp.	860	28
McGrath RentCorp	1,082	28
Kforce Inc.	1,032	28
* UTi Worldwide Inc.	3,873	28
* Monster Worldwide Inc.	3,790	28
* Tutor Perini Corp.	1,550	27
* YRC Worldwide Inc.	1,634	27
* Aegion Corp. Class A	1,450	27
DHT Holdings Inc.	3,686	26
TAL International Group Inc.	1,434	26
H&E Equipment Services Inc.	1,241	26
GasLog Ltd.	1,772	25
* Engility Holdings Inc.	868	24
Hyster-Yale Materials Handling Inc.	391	24
* MYR Group Inc.	820	24
Resources Connection Inc.	1,470	23
* CBIZ Inc.	2,327	23
* Aerovironment Inc.	939	23
Teekay Tankers Ltd. Class A	3,773	22

38

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2015

			Market
			Value
		Shares	($000)
	Argan Inc.	549	21
	Celadon Group Inc.	1,125	21
	TeleTech Holdings Inc.	787	21
*	Paylocity Holding Corp.	637	21
	Alamo Group Inc.	399	21
	Douglas Dynamics Inc.	893	20
	Kadant Inc.	443	20
	Titan International Inc.	2,139	20
	American Railcar Industries Inc.	471	20
	Quad/Graphics Inc.	1,332	19
*	Air Transport Services Group Inc.	2,111	19
*	Lydall Inc.	679	18
	Ennis Inc.	1,116	18
*	Ascent Capital Group Inc. Class A	639	18
	Textainer Group Holdings Ltd.	1,006	18
	Gorman-Rupp Co.	729	18
*	DXP Enterprises Inc.	584	17
	Marten Transport Ltd.	928	17
	Hackett Group Inc.	1,190	17
*	Dorian LPG Ltd.	1,247	16
*	Modine Manufacturing Co.	1,830	16
	Kelly Services Inc. Class A	1,111	16
*	SP Plus Corp.	690	16
	Forrester Research Inc.	492	16
	Mesa Laboratories Inc.	143	15
*	Great Lakes Dredge & Dock Corp.	2,703	15
	Columbus McKinnon Corp.	783	15
	Heidrick & Struggles International Inc.	751	15
*	GP Strategies Corp.	593	15
*	DHI Group Inc.	1,829	14
*	Vectrus Inc.	571	14
	Kimball International Inc. Class B	1,285	14
*	PHI Inc.	551	14
*,^	Plug Power Inc.	8,051	14
	Miller Industries Inc.	629	14
	Navios Maritime Acquisition Corp.	3,928	14
	FreightCar America Inc.	628	14
*	Casella Waste Systems Inc. Class A	2,131	13
	Powell Industries Inc.	446	13
*	Ducommun Inc.	544	13
	Barrett Business Services Inc.	353	13
	Park-Ohio Holdings Corp.	348	13
*	Blount International Inc.	1,758	12
*	Furmanite Corp.	1,816	11
	Ardmore Shipping Corp.	1,012	11
*	Orion Marine Group Inc.	1,561	11
*	Mistras Group Inc.	754	11
	Hurco Cos. Inc.	351	11
	Graham Corp.	582	11
*	CAI International Inc.	808	11
*	Titan Machinery Inc.	910	11
*	Control4 Corp.	1,178	11
*,^	Frontline Ltd.	3,939	10
*	Kratos Defense & Security Solutions Inc.	2,235	10
*	ServiceSource International Inc.	2,164	10
*	Covenant Transportation Group Inc. Class A	418	10
	VSE Corp.	228	9
*	USA Truck Inc.	474	9
*	InnerWorkings Inc.	1,233	9
	CECO Environmental Corp.	900	9
	Universal Truckload Services Inc.	420	8
	Gulfmark Offshore Inc.	909	8
	Navios Maritime Holdings Inc.	2,876	8
*	Heritage-Crystal Clean Inc.	673	8

39

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2015

		Market
		Value
	Shares	($000)
* Commercial Vehicle Group Inc.	1,556	8
* Xerium Technologies Inc.	637	8
* Republic Airways Holdings Inc.	2,473	8
* Hill International Inc.	1,841	7
* Golden Ocean Group Ltd.	2,355	7
NACCO Industries Inc. Class A	133	7
* CRA International Inc.	288	7
* Liquidity Services Inc.	777	6
* Radiant Logistics Inc.	961	6
Electro Rent Corp.	531	6
Eagle Bulk Shipping Inc.	790	6
* PFSweb Inc.	429	6
* TRC Cos. Inc.	607	5
* HC2 Holdings Inc.	716	5
* Vicor Corp.	499	5
* Power Solutions International Inc.	153	5
* Patriot National Inc.	284	5
Allied Motion Technologies Inc.	222	4
CDI Corp.	395	4
* Vishay Precision Group Inc.	349	4
* NV5 Holdings Inc.	181	4
* Accuride Corp.	1,134	4
Safe Bulkers Inc.	1,088	4
* PAM Transportation Services Inc.	92	4
Twin Disc Inc.	237	3
Marlin Business Services Corp.	232	3
* Volt Information Sciences Inc.	340	3
* ExOne Co.	358	3
Preformed Line Products Co.	74	2
* Neff Corp. Class A	328	2
* Blue Bird Corp.	180	2
* 6D Global Technologies Inc.	703	2
* Ultrapetrol Bahamas Ltd.	494	—
		101,602
Technology (16.1%)
Apple Inc.	252,048	28,421
Microsoft Corp.	353,924	15,403
* Facebook Inc. Class A	94,675	8,467
* Google Inc. Class A	12,613	8,171
* Google Inc. Class C	12,870	7,957
Intel Corp.	207,552	5,924
International Business Machines Corp.	39,733	5,876
Cisco Systems Inc.	222,510	5,759
Oracle Corp.	138,623	5,142
QUALCOMM Inc.	71,325	4,036
Hewlett-Packard Co.	79,520	2,231
Texas Instruments Inc.	45,519	2,178
EMC Corp.	84,968	2,113
* salesforce.com inc	28,701	1,991
* Adobe Systems Inc.	21,887	1,720
* Cognizant Technology Solutions Corp. Class A	26,726	1,682
Avago Technologies Ltd. Class A	11,255	1,418
* Yahoo! Inc.	41,100	1,325
Broadcom Corp. Class A	24,281	1,255
Intuit Inc.	12,110	1,038
Corning Inc.	55,498	955
* Electronic Arts Inc.	13,883	918
Applied Materials Inc.	54,402	875
* LinkedIn Corp. Class A	4,819	870
Western Digital Corp.	9,976	818
* Micron Technology Inc.	47,862	785
Analog Devices Inc.	13,901	776
Skyworks Solutions Inc.	8,477	740
Amphenol Corp. Class A	13,725	719

40

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2015

		Market
		Value
	Shares	($000)
* Twitter Inc.	25,015	695
* SBA Communications Corp. Class A	5,770	682
Altera Corp.	13,426	652
Activision Blizzard Inc.	22,597	647
Symantec Corp.	30,309	621
Motorola Solutions Inc.	9,462	613
* Red Hat Inc.	8,187	591
* Akamai Technologies Inc.	8,000	570
NVIDIA Corp.	24,138	543
* Palo Alto Networks Inc.	3,245	533
Lam Research Corp.	7,111	517
SanDisk Corp.	9,316	508
* Citrix Systems Inc.	7,222	492
* ServiceNow Inc.	6,911	490
* Autodesk Inc.	10,235	478
Xilinx Inc.	11,184	468
Juniper Networks Inc.	17,797	458
NetApp Inc.	13,479	431
Linear Technology Corp.	10,354	417
Maxim Integrated Products Inc.	12,279	413
Harris Corp.	5,344	411
Microchip Technology Inc.	9,144	389
Amdocs Ltd.	6,686	382
* F5 Networks Inc.	3,110	378
CA Inc.	13,655	373
Computer Sciences Corp.	5,999	372
* Qorvo Inc.	6,461	359
KLA-Tencor Corp.	6,914	346
* ANSYS Inc.	3,883	344
CDK Global Inc.	6,931	343
* Splunk Inc.	5,419	336
* Workday Inc. Class A	4,586	322
* Synopsys Inc.	6,706	315
* VeriSign Inc.	4,473	308
* Gartner Inc.	3,590	307
* VMware Inc. Class A	3,542	280
* Fortinet Inc.	6,175	260
* Cadence Design Systems Inc.	12,659	253
Avnet Inc.	5,888	250
SS&C Technologies Holdings Inc.	3,557	241
* Arrow Electronics Inc.	4,158	233
CDW Corp.	5,780	230
* FireEye Inc.	5,962	225
IAC/InterActiveCorp	3,177	222
Marvell Technology Group Ltd.	19,594	221
* Ultimate Software Group Inc.	1,249	220
* Tyler Technologies Inc.	1,471	203
* Tableau Software Inc. Class A	2,143	202
Brocade Communications Systems Inc.	18,285	195
* Manhattan Associates Inc.	3,233	189
* NCR Corp.	7,385	185
Ingram Micro Inc.	6,679	181
* Teradata Corp.	6,179	181
* ON Semiconductor Corp.	18,748	179
* Nuance Communications Inc.	10,773	177
* IMS Health Holdings Inc.	5,697	170
* Freescale Semiconductor Ltd.	4,734	169
* Guidewire Software Inc.	2,996	167
* PTC Inc.	5,041	167
Teradyne Inc.	9,140	165
* Rackspace Hosting Inc.	5,400	164
DST Systems Inc.	1,603	164
* Cavium Inc.	2,371	161
Jabil Circuit Inc.	8,269	160

41

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2015

		Market
		Value
	Shares	($000)
* ARRIS Group Inc.	5,906	156
* NetSuite Inc.	1,712	152
* VeriFone Systems Inc.	4,863	152
* Qlik Technologies Inc.	3,921	148
* EPAM Systems Inc.	2,093	148
* Dealertrack Technologies Inc.	2,352	148
* CommScope Holding Co. Inc.	4,550	147
* NetScout Systems Inc.	4,019	147
Atmel Corp.	17,809	145
Cypress Semiconductor Corp.	14,172	142
Solera Holdings Inc.	2,914	140
* Verint Systems Inc.	2,626	140
* Aspen Technology Inc.	3,648	138
FEI Co.	1,786	135
Sabre Corp.	4,914	134
Cognex Corp.	3,714	132
* Microsemi Corp.	4,115	131
* Ambarella Inc.	1,356	130
* Cree Inc.	4,724	129
* Infinera Corp.	5,821	127
* IPG Photonics Corp.	1,493	126
* SunEdison Inc.	11,778	122
Leidos Holdings Inc.	2,896	122
* Integrated Device Technology Inc.	6,414	122
* Ciena Corp.	5,422	121
Blackbaud Inc.	2,029	116
* SolarWinds Inc.	2,884	115
Mentor Graphics Corp.	4,345	112
* Synaptics Inc.	1,593	112
* ViaSat Inc.	1,859	109
* Arista Networks Inc.	1,459	109
* ACI Worldwide Inc.	5,056	108
* Take-Two Interactive Software Inc.	3,683	107
* Tech Data Corp.	1,613	105
SYNNEX Corp.	1,265	100
Science Applications International Corp.	2,007	98
* Groupon Inc. Class A	21,544	97
* Proofpoint Inc.	1,712	96
* Ellie Mae Inc.	1,293	94
Plantronics Inc.	1,676	89
Diebold Inc.	2,846	89
* GrubHub Inc.	3,285	87
* EchoStar Corp. Class A	1,939	86
* Zynga Inc. Class A	33,800	86
* Cornerstone OnDemand Inc.	2,384	85
* Entegris Inc.	6,195	85
* Cirrus Logic Inc.	2,794	84
Monolithic Power Systems Inc.	1,750	84
* CACI International Inc. Class A	1,067	84
* MicroStrategy Inc. Class A	416	83
* Silicon Laboratories Inc.	1,874	81
* Demandware Inc.	1,460	81
* Anixter International Inc.	1,264	80
MKS Instruments Inc.	2,363	80
* comScore Inc.	1,520	79
InterDigital Inc.	1,589	79
Tessera Technologies Inc.	2,334	76
* Fleetmatics Group plc	1,701	76
* DigitalGlobe Inc.	3,215	74
* CommVault Systems Inc.	2,011	72
Dolby Laboratories Inc. Class A	2,211	72
* Sanmina Corp.	3,719	72
* Finisar Corp.	4,617	71
* Virtusa Corp.	1,338	71

42

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2015

		Market
		Value
	Shares	($000)
* Fairchild Semiconductor International Inc. Class A	5,192	71
* Imperva Inc.	1,177	70
* Rambus Inc.	5,219	70
* Synchronoss Technologies Inc.	1,727	70
* Stratasys Ltd.	2,273	70
* NeuStar Inc. Class A	2,483	69
* Yelp Inc. Class A	2,844	69
* LogMeIn Inc.	1,106	69
* 3D Systems Corp.	4,969	68
* Acxiom Corp.	3,218	67
* Universal Display Corp.	1,781	66
* Polycom Inc.	6,077	65
* Knowles Corp.	3,921	64
Intersil Corp. Class A	5,947	63
* Coherent Inc.	1,075	63
Vishay Intertechnology Inc.	6,080	60
* Progress Software Corp.	2,149	58
* Syntel Inc.	1,293	57
* OmniVision Technologies Inc.	2,392	57
* Nimble Storage Inc.	2,086	56
* Viavi Solutions Inc.	10,174	55
* Plexus Corp.	1,389	53
NIC Inc.	2,698	51
* Paycom Software Inc.	1,301	50
* Envestnet Inc.	1,596	50
* Benchmark Electronics Inc.	2,322	50
* Infoblox Inc.	2,565	49
Power Integrations Inc.	1,212	48
* Advanced Micro Devices Inc.	26,179	47
* Luxoft Holding Inc. Class A	762	47
* Semtech Corp.	2,733	46
* SPS Commerce Inc.	680	46
* Bottomline Technologies de Inc.	1,724	46
* Zendesk Inc.	2,212	46
* PMC-Sierra Inc.	7,270	46
* ScanSource Inc.	1,178	45
Ubiquiti Networks Inc.	1,261	44
King Digital Entertainment plc	3,310	44
* NETGEAR Inc.	1,426	43
* Rogers Corp.	767	43
CSG Systems International Inc.	1,371	42
* Super Micro Computer Inc.	1,544	42
Methode Electronics Inc.	1,579	42
* Insight Enterprises Inc.	1,606	41
* RealPage Inc.	2,191	40
* Rovi Corp.	3,640	40
* Ixia	2,601	40
* Lumentum Holdings Inc.	2,034	40
* Marketo Inc.	1,432	40
* Callidus Software Inc.	2,479	39
* AVG Technologies NV	1,687	39
* RingCentral Inc. Class A	2,259	39
* Veeco Instruments Inc.	1,679	39
* BroadSoft Inc.	1,219	38
* Web.com Group Inc.	1,784	38
* HubSpot Inc.	793	37
* Inphi Corp.	1,577	37
* Cray Inc.	1,763	37
ADTRAN Inc.	2,330	37
* QLogic Corp.	3,592	37
Pegasystems Inc.	1,515	37
* II-VI Inc.	2,198	37
Monotype Imaging Holdings Inc.	1,752	37
* Endurance International Group Holdings Inc.	2,413	37

43

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2015

		Market
		Value
	Shares	($000)
* iRobot Corp.	1,224	36
EarthLink Holdings Corp.	4,189	35
* Ruckus Wireless Inc.	3,102	35
* InvenSense Inc.	3,189	33
Integrated Silicon Solution Inc.	1,480	33
Ebix Inc.	1,136	32
* Rofin-Sinar Technologies Inc.	1,221	31
* Black Knight Financial Services Inc. Class A	939	30
* Cvent Inc.	964	30
* Diodes Inc.	1,543	30
Brooks Automation Inc.	2,893	30
* M/A-COM Technology Solutions Holdings Inc.	1,011	30
* Qualys Inc.	1,023	30
ManTech International Corp. Class A	1,083	30
* Loral Space & Communications Inc.	541	29
AVX Corp.	2,206	29
* Photronics Inc.	3,137	29
* Fabrinet	1,418	28
* Bankrate Inc.	2,836	28
* Perficient Inc.	1,671	28
* Unisys Corp.	2,055	27
* Blucora Inc.	1,920	27
* Newport Corp.	1,749	27
* CalAmp Corp.	1,607	27
* GoDaddy Inc. Class A	1,064	27
* Actua Corp.	1,865	27
* Gigamon Inc.	1,141	26
* Dot Hill Systems Corp.	2,581	25
* Interactive Intelligence Group Inc.	712	25
* Textura Corp.	957	25
CTS Corp.	1,312	25
* MaxLinear Inc.	2,474	25
* LivePerson Inc.	2,637	24
* Inovalon Holdings Inc. Class A	1,076	24
Acacia Research Corp.	2,466	23
* Ultratech Inc.	1,358	23
* Glu Mobile Inc.	4,952	23
* Amkor Technology Inc.	4,159	22
* Global Eagle Entertainment Inc.	1,908	22
* GTT Communications Inc.	1,006	22
* Applied Micro Circuits Corp.	3,724	22
* Lattice Semiconductor Corp.	5,075	21
* Q2 Holdings Inc.	802	21
* VASCO Data Security International Inc.	1,246	21
* Harmonic Inc.	3,591	21
* Mercury Systems Inc.	1,285	20
* Globant SA	735	20
* PROS Holdings Inc.	901	20
* Pacific DataVision Inc.	623	20
* TTM Technologies Inc.	2,859	19
* Rubicon Project Inc.	1,296	19
* ShoreTel Inc.	2,500	19
* CEVA Inc.	953	18
* Rudolph Technologies Inc.	1,392	18
* DTS Inc.	666	18
* Intralinks Holdings Inc.	1,717	18
* Sigma Designs Inc.	1,782	18
* Comverse Inc.	916	17
* GSI Group Inc.	1,307	17
* Internap Corp.	2,129	17
Comtech Telecommunications Corp.	630	17
* Silver Spring Networks Inc.	1,422	16
* Kimball Electronics Inc.	1,378	16
* Axcelis Technologies Inc.	4,926	16

44

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2015

		Market
		Value
	Shares	($000)
* Wix.com Ltd.	811	16
* Applied Optoelectronics Inc.	771	16
Epiq Systems Inc.	1,240	16
* ePlus Inc.	208	16
* Calix Inc.	1,941	16
Park Electrochemical Corp.	867	15
* Extreme Networks Inc.	5,065	15
* Yodlee Inc.	913	15
* Immersion Corp.	1,265	15
American Science & Engineering Inc.	370	15
* FormFactor Inc.	2,187	15
* Vocera Communications Inc.	1,235	14
* Oclaro Inc.	5,329	14
* Lionbridge Technologies Inc.	2,696	14
* RetailMeNot Inc.	1,582	14
* Nanometrics Inc.	1,005	14
Sapiens International Corp. NV	1,172	14
* TrueCar Inc.	2,303	14
* Digi International Inc.	1,326	14
Pericom Semiconductor Corp.	1,112	14
* Tangoe Inc.	1,801	13
* KEYW Holding Corp.	1,599	13
* Avid Technology Inc.	1,606	13
* Ciber Inc.	3,864	13
Daktronics Inc.	1,502	13
* Bazaarvoice Inc.	2,512	13
* ChannelAdvisor Corp.	1,137	13
Checkpoint Systems Inc.	1,597	13
* Zix Corp.	2,928	13
IXYS Corp.	1,084	13
* Digimarc Corp.	332	13
* Xcerra Corp.	1,994	12
* Benefitfocus Inc.	334	12
Reis Inc.	489	12
* Sparton Corp.	518	12
* Sonus Networks Inc.	1,704	12
* PDF Solutions Inc.	983	12
American Software Inc. Class A	1,306	12
* SciQuest Inc.	1,084	12
* Cascade Microtech Inc.	766	12
Alliance Fiber Optic Products Inc.	625	12
Black Box Corp.	755	12
* Ultra Clean Holdings Inc.	1,682	11
* Kopin Corp.	3,672	11
Cohu Inc.	1,162	11
* Jive Software Inc.	2,490	11
* ARC Document Solutions Inc.	1,684	11
NVE Corp.	212	11
* Carbonite Inc.	990	11
PC Connection Inc.	513	11
* Seachange International Inc.	1,766	11
QAD Inc. Class A	422	11
* A10 Networks Inc.	1,595	11
* DSP Group Inc.	1,207	11
* Quantum Corp.	8,790	10
* Silicon Graphics International Corp.	2,029	10
* TeleCommunication Systems Inc. Class A	2,843	10
* KVH Industries Inc.	888	10
* OPOWER Inc.	1,076	10
* Exar Corp.	1,646	10
Bel Fuse Inc. Class B	546	10
* Telenav Inc.	1,316	9
* Violin Memory Inc.	5,123	9
* Alpha & Omega Semiconductor Ltd.	1,154	9

45

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2015

		Market
		Value
	Shares	($000)
* Rocket Fuel Inc.	1,427	9
* Everyday Health Inc.	890	9
* Varonis Systems Inc.	426	8
* Brightcove Inc.	1,556	8
* Model N Inc.	780	8
* Barracuda Networks Inc.	297	8
* TechTarget Inc.	829	8
* Mattson Technology Inc.	2,660	7
* NeoPhotonics Corp.	993	7
* Multi-Fineline Electronix Inc.	450	7
* Limelight Networks Inc.	2,899	7
* MobileIron Inc.	1,601	7
* Aerohive Networks Inc.	1,054	7
* New Relic Inc.	196	6
* Marin Software Inc.	1,774	6
* EMCORE Corp.	884	6
* Hortonworks Inc.	244	6
* Five9 Inc.	1,470	6
* Box Inc.	426	6
* United Online Inc.	521	6
* Clearfield Inc.	318	5
* Millennial Media Inc.	3,754	5
* VirnetX Holding Corp.	1,344	5
* Digital Turbine Inc.	1,730	5
* Agilysys Inc.	399	4
* Imation Corp.	1,248	4
* Novatel Wireless Inc.	1,339	4
* Workiva Inc.	244	3
ModusLink Global Solutions Inc.	1,050	3
* Datalink Corp.	541	3
* Park City Group Inc.	266	3
* RealNetworks Inc.	632	3
* Travelzoo Inc.	224	2
* Amber Road Inc.	414	2
* Guidance Software Inc.	279	2
* Connecture Inc.	225	2
* MaxPoint Interactive Inc.	243	1
* Apigee Corp.	100	1
* Code Rebel Corp.	38	1
		154,143
Utilities (5.1%)
AT&T Inc.	266,553	8,850
Verizon Communications Inc.	178,435	8,210
Duke Energy Corp.	30,255	2,145
NextEra Energy Inc.	19,431	1,912
Dominion Resources Inc.	25,966	1,811
Southern Co.	39,743	1,725
American Electric Power Co. Inc.	21,538	1,169
Exelon Corp.	37,886	1,165
PG&E Corp.	21,140	1,048
Sempra Energy	10,904	1,034
PPL Corp.	29,530	915
Public Service Enterprise Group Inc.	22,369	900
Edison International	14,427	844
Consolidated Edison Inc.	12,987	817
Xcel Energy Inc.	22,516	759
CenturyLink Inc.	25,086	678
WEC Energy Group Inc.	14,070	670
Eversource Energy	14,152	669
DTE Energy Co.	8,008	625
FirstEnergy Corp.	18,858	603
* Level 3 Communications Inc.	12,890	577
Entergy Corp.	8,047	526
* T-Mobile US Inc.	11,868	470

46

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2015

		Market
		Value
	Shares	($000)
Ameren Corp.	10,488	423
American Water Works Co. Inc.	7,781	404
CMS Energy Corp.	11,968	392
AES Corp.	29,505	354
CenterPoint Energy Inc.	18,601	346
SCANA Corp.	6,179	327
AGL Resources Inc.	5,185	316
NRG Energy Inc.	14,419	287
Pinnacle West Capital Corp.	4,788	285
Alliant Energy Corp.	4,885	277
Frontier Communications Corp.	51,084	259
* Calpine Corp.	16,099	257
UGI Corp.	7,459	254
Pepco Holdings Inc.	10,941	251
OGE Energy Corp.	8,629	242
Atmos Energy Corp.	4,379	240
NiSource Inc.	13,765	231
Westar Energy Inc. Class A	6,313	231
ITC Holdings Corp.	6,747	221
TECO Energy Inc.	10,282	217
National Fuel Gas Co.	3,690	199
Aqua America Inc.	7,757	197
* Zayo Group Holdings Inc.	6,156	172
Great Plains Energy Inc.	6,589	164
* Sprint Corp.	32,112	162
MDU Resources Group Inc.	8,333	149
Questar Corp.	7,513	145
j2 Global Inc.	2,085	145
Vectren Corp.	3,550	143
* Dynegy Inc.	5,485	141
Cleco Corp.	2,602	139
Portland General Electric Co.	3,969	137
Piedmont Natural Gas Co. Inc.	3,407	131
Hawaiian Electric Industries Inc.	4,620	131
IDACORP Inc.	2,178	129
WGL Holdings Inc.	2,156	117
Telephone & Data Systems Inc.	4,075	116
Southwest Gas Corp.	2,035	112
UIL Holdings Corp.	2,458	112
NorthWestern Corp.	2,053	106
New Jersey Resources Corp.	3,727	105
ALLETE Inc.	2,132	102
Laclede Group Inc.	1,892	100
ONE Gas Inc.	2,298	99
PNM Resources Inc.	3,508	90
Avista Corp.	2,749	86
Black Hills Corp.	1,981	79
South Jersey Industries Inc.	3,052	74
Pattern Energy Group Inc. Class A	3,007	68
El Paso Electric Co.	1,827	65
American States Water Co.	1,596	60
Cogent Communications Holdings Inc.	2,076	58
West Corp.	2,344	57
MGE Energy Inc.	1,432	55
Ormat Technologies Inc.	1,531	54
* Talen Energy Corp.	3,778	54
Northwest Natural Gas Co.	1,170	51
Abengoa Yield plc	2,211	50
NRG Yield Inc.	2,748	44
* Vonage Holdings Corp.	7,639	42
California Water Service Group	1,971	41
Consolidated Communications Holdings Inc.	2,080	41
Shenandoah Telecommunications Co.	1,032	40
Otter Tail Corp.	1,543	40

47

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2015

					Market
					Value
				Shares	($000)
	Empire District Electric Co.			1,794	39
*	Gogo Inc.			2,312	37
*	Globalstar Inc.			20,143	35
	Atlantic Tele-Network Inc.			454	32
	Windstream Holdings Inc.			4,426	32
	Chesapeake Utilities Corp.			645	32
*	Cincinnati Bell Inc.			9,121	31
*	8x8 Inc.			3,957	31
	Inteliquent Inc.			1,573	29
*	Iridium Communications Inc.			3,856	29
*	General Communication Inc. Class A			1,403	24
	NRG Yield Inc. Class A			1,420	22
*	inContact Inc.			2,866	22
*	Premiere Global Services Inc.			1,991	21
	Unitil Corp.			561	20
*	United States Cellular Corp.			525	19
*	ORBCOMM Inc.			2,994	18
	SJW Corp.			612	18
	Connecticut Water Service Inc.			477	17
	Middlesex Water Co.			712	16
	Spok Holdings Inc.			954	16
*	FairPoint Communications Inc.			888	15
*	Boingo Wireless Inc.			1,903	14
*	Pendrell Corp.			9,494	14
	York Water Co.			646	14
	Atlantic Power Corp.			5,768	14
	IDT Corp. Class B			788	12
*	Hawaiian Telcom Holdco Inc.			528	12
	Lumos Networks Corp.			787	9
*	Intelsat SA			934	9
*	Straight Path Communications Inc. Class B			333	8
	Consolidated Water Co. Ltd.			523	6
	Genie Energy Ltd. Class B			446	5
	Artesian Resources Corp. Class A			214	5
*	NTELOS Holdings Corp.			426	4
	Spark Energy Inc. Class A			96	2
					49,021
Total Common Stocks (Cost $941,592)					949,244

		Coupon
Temporary Cash Investments (0.9%)[1]
Money Market Fund (0.8%)
3,4	Vanguard Market Liquidity Fund	0.168%		7,482,000	7,482

				Face
			Maturity	Amount
			Date	($000)
U.S. Government and Agency Obligations (0.1%)
5,6	Federal Home Loan Bank Discount Notes	0.100%	10/23/15	1,000	1,000
Total Temporary Cash Investments (Cost $8,483)					8,482
Total Investments (100.1%) (Cost $950,075)					957,726
Other Assets and Liabilities—Net (-0.1%)[4]					(907)
Net Assets (100%)					956,819

* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $226,000.

48

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2015

1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 100.0% and 0.1%, respectively, of net assets.
2 “Other” represents securities that are not classified by the fund’s benchmark index.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $244,000 of collateral received for securities on loan.
5 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
6 Securities with a value of $400,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.

49

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA18540 102015

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Scottsdale Funds and the Shareholders of Vanguard Russell 3000 Index Fund:

In our opinion, the accompanying statement of net assets – investments summary and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the schedule of investments (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of Vanguard Russell 3000 Index Fund (constituting a separate portfolio of Vanguard Scottsdale Funds, hereafter referred to as the “Fund”) at August 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights, and schedule of investments (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the custodian and brokers, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

October 15, 2015

PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Suite 1700, Philadelphia, PA 19103-7042
T: (267) 330-3000, F: (267) 330-3300, www.pwc.com/us

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (0.0%)
U.S. Government Securities (0.0%)
United States Treasury Note/Bond	1.000%	8/15/18	100	100
United States Treasury Note/Bond	1.625%	7/31/20	107	107
United States Treasury Note/Bond	1.375%	8/31/20	2,875	2,851
Total U.S. Government and Agency Obligations (Cost $3,058)				3,058
Corporate Bonds (98.8%)
Finance (42.6%)
Banking (33.9%)
Abbey National Treasury Services plc	1.375%	3/13/17	7,670	7,661
Abbey National Treasury Services plc	3.050%	8/23/18	7,095	7,310
Abbey National Treasury Services plc	2.000%	8/24/18	3,700	3,697
Abbey National Treasury Services plc	2.350%	9/10/19	11,025	11,026
Abbey National Treasury Services plc	2.375%	3/16/20	6,500	6,480
American Express Bank FSB	6.000%	9/13/17	6,880	7,442
American Express Centurion Bank	5.950%	6/12/17	300	323
American Express Centurion Bank	6.000%	9/13/17	4,754	5,150
American Express Co.	5.500%	9/12/16	5,150	5,376
American Express Co.	6.150%	8/28/17	9,933	10,777
American Express Co.	7.000%	3/19/18	17,230	19,424
American Express Co.	1.550%	5/22/18	7,750	7,692
American Express Co.	8.125%	5/20/19	1,600	1,923
1 American Express Co.	6.800%	9/1/66	6,406	6,470
American Express Credit Corp.	2.800%	9/19/16	14,182	14,417
American Express Credit Corp.	2.375%	3/24/17	15,283	15,520
American Express Credit Corp.	1.125%	6/5/17	17,055	16,949
American Express Credit Corp.	2.125%	7/27/18	7,100	7,140
American Express Credit Corp.	1.800%	7/31/18	3,345	3,331
American Express Credit Corp.	2.125%	3/18/19	6,815	6,790
American Express Credit Corp.	2.250%	8/15/19	10,950	10,916
American Express Credit Corp.	2.375%	5/26/20	14,000	13,884
Associates Corp. of North America	6.950%	11/1/18	7,956	9,056
Australia & New Zealand Banking Group Ltd.	1.250%	1/10/17	10,311	10,325
Australia & New Zealand Banking Group Ltd.	1.250%	6/13/17	4,925	4,934
Australia & New Zealand Banking Group Ltd.	1.875%	10/6/17	6,625	6,675
Australia & New Zealand Banking Group Ltd.	2.250%	6/13/19	8,375	8,397
Bank of America Corp.	7.800%	9/15/16	3,900	4,141
Bank of America Corp.	5.625%	10/14/16	13,540	14,153
Bank of America Corp.	1.350%	11/21/16	3,725	3,717
Bank of America Corp.	5.420%	3/15/17	7,351	7,734
Bank of America Corp.	3.875%	3/22/17	11,450	11,839
Bank of America Corp.	5.700%	5/2/17	6,210	6,568
Bank of America Corp.	1.700%	8/25/17	8,275	8,261
Bank of America Corp.	6.400%	8/28/17	19,210	20,861
Bank of America Corp.	6.000%	9/1/17	11,545	12,449
Bank of America Corp.	5.750%	12/1/17	21,180	22,891
Bank of America Corp.	2.000%	1/11/18	22,610	22,597
Bank of America Corp.	6.875%	4/25/18	45,410	50,778
Bank of America Corp.	5.650%	5/1/18	26,140	28,448
Bank of America Corp.	1.750%	6/5/18	15,000	14,930
Bank of America Corp.	6.500%	7/15/18	3,000	3,344
Bank of America Corp.	6.875%	11/15/18	7,111	8,077
Bank of America Corp.	2.600%	1/15/19	38,257	38,525
Bank of America Corp.	5.490%	3/15/19	3,200	3,458
Bank of America Corp.	2.650%	4/1/19	19,685	19,817
Bank of America Corp.	7.625%	6/1/19	19,100	22,546
Bank of America Corp.	2.250%	4/21/20	17,075	16,719
Bank of America Corp.	5.625%	7/1/20	26,430	29,624
Bank of America NA	1.125%	11/14/16	8,850	8,832
Bank of America NA	1.250%	2/14/17	8,201	8,194
Bank of America NA	5.300%	3/15/17	14,254	14,984
Bank of America NA	6.100%	6/15/17	4,345	4,660

1

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Bank of America NA	1.650%	3/26/18	9,675	9,623
Bank of Montreal	2.500%	1/11/17	10,249	10,420
Bank of Montreal	1.300%	7/14/17	6,825	6,823
Bank of Montreal	1.400%	9/11/17	7,710	7,719
Bank of Montreal	1.450%	4/9/18	7,344	7,282
Bank of Montreal	1.400%	4/10/18	6,975	6,907
Bank of Montreal	1.800%	7/31/18	5,000	4,988
Bank of Montreal	2.375%	1/25/19	10,650	10,771
Bank of New York Mellon Corp.	2.400%	1/17/17	9,246	9,378
Bank of New York Mellon Corp.	1.969%	6/20/17	1,550	1,569
Bank of New York Mellon Corp.	1.350%	3/6/18	8,050	7,982
Bank of New York Mellon Corp.	2.100%	8/1/18	2,600	2,623
Bank of New York Mellon Corp.	2.100%	1/15/19	4,600	4,597
Bank of New York Mellon Corp.	2.200%	3/4/19	6,950	6,987
Bank of New York Mellon Corp.	2.200%	5/15/19	5,800	5,783
Bank of New York Mellon Corp.	5.450%	5/15/19	4,575	5,083
Bank of New York Mellon Corp.	2.300%	9/11/19	6,750	6,757
Bank of New York Mellon Corp.	4.600%	1/15/20	1,225	1,340
Bank of New York Mellon Corp.	2.150%	2/24/20	11,050	10,882
Bank of New York Mellon Corp.	2.600%	8/17/20	8,500	8,519
Bank of Nova Scotia	1.100%	12/13/16	9,739	9,733
Bank of Nova Scotia	2.550%	1/12/17	9,915	10,089
Bank of Nova Scotia	1.250%	4/11/17	7,420	7,404
Bank of Nova Scotia	1.300%	7/21/17	4,100	4,096
Bank of Nova Scotia	1.375%	12/18/17	5,734	5,698
Bank of Nova Scotia	1.450%	4/25/18	7,250	7,199
Bank of Nova Scotia	1.700%	6/11/18	5,000	4,989
Bank of Nova Scotia	2.050%	10/30/18	11,326	11,387
Bank of Nova Scotia	2.050%	6/5/19	12,000	12,005
Barclays Bank plc	5.000%	9/22/16	12,875	13,389
Barclays Bank plc	2.500%	2/20/19	15,050	15,201
Barclays Bank plc	6.750%	5/22/19	11,504	13,333
Barclays Bank plc	5.125%	1/8/20	11,315	12,591
Barclays plc	2.000%	3/16/18	8,000	7,962
Barclays plc	2.750%	11/8/19	9,775	9,753
Barclays plc	2.875%	6/8/20	5,500	5,470
BB&T Corp.	2.150%	3/22/17	7,300	7,397
BB&T Corp.	4.900%	6/30/17	2,575	2,719
BB&T Corp.	1.600%	8/15/17	8,005	8,022
BB&T Corp.	1.450%	1/12/18	3,870	3,846
BB&T Corp.	2.050%	6/19/18	6,909	6,949
BB&T Corp.	2.250%	2/1/19	2,450	2,457
BB&T Corp.	6.850%	4/30/19	3,150	3,659
BB&T Corp.	5.250%	11/1/19	4,722	5,214
BB&T Corp.	2.450%	1/15/20	11,450	11,482
Bear Stearns Cos. LLC	5.550%	1/22/17	9,100	9,564
Bear Stearns Cos. LLC	6.400%	10/2/17	16,560	18,070
Bear Stearns Cos. LLC	7.250%	2/1/18	25,050	28,071
Bear Stearns Cos. LLC	4.650%	7/2/18	3,000	3,200
BNP Paribas SA	1.250%	12/12/16	8,925	8,927
BNP Paribas SA	2.375%	9/14/17	22,203	22,520
BNP Paribas SA	2.700%	8/20/18	4,546	4,630
BNP Paribas SA	2.400%	12/12/18	15,403	15,512
BNP Paribas SA	2.450%	3/17/19	2,940	2,962
BNP Paribas SA	2.375%	5/21/20	7,850	7,807
BPCE SA	1.625%	2/10/17	7,200	7,222
BPCE SA	1.613%	7/25/17	7,100	7,102
BPCE SA	2.500%	12/10/18	8,900	9,011
BPCE SA	2.500%	7/15/19	8,425	8,460
BPCE SA	2.250%	1/27/20	9,025	8,973
Branch Banking & Trust Co.	1.450%	10/3/16	5,463	5,501
Branch Banking & Trust Co.	1.050%	12/1/16	1,675	1,670
Branch Banking & Trust Co.	1.000%	4/3/17	3,000	2,986
Branch Banking & Trust Co.	1.350%	10/1/17	5,750	5,723

2

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Branch Banking & Trust Co.	2.300%	10/15/18	9,825	9,921
Canadian Imperial Bank of Commerce	1.550%	1/23/18	9,525	9,524
Capital One Bank USA NA	1.150%	11/21/16	4,500	4,478
Capital One Bank USA NA	1.300%	6/5/17	2,550	2,524
Capital One Bank USA NA	2.150%	11/21/18	3,700	3,668
Capital One Bank USA NA	2.250%	2/13/19	13,650	13,515
Capital One Bank USA NA	2.300%	6/5/19	5,750	5,658
Capital One Bank USA NA	8.800%	7/15/19	1,777	2,142
Capital One Financial Corp.	6.150%	9/1/16	9,000	9,414
Capital One Financial Corp.	6.750%	9/15/17	5,300	5,809
Capital One Financial Corp.	2.450%	4/24/19	7,600	7,529
Capital One NA	1.500%	9/5/17	1,800	1,783
Capital One NA	1.650%	2/5/18	12,375	12,214
Capital One NA	1.500%	3/22/18	3,806	3,735
Capital One NA	2.400%	9/5/19	8,100	7,983
Citigroup Inc.	1.300%	11/15/16	8,061	8,056
Citigroup Inc.	4.450%	1/10/17	21,129	21,952
Citigroup Inc.	5.500%	2/15/17	7,499	7,890
Citigroup Inc.	1.350%	3/10/17	8,239	8,211
Citigroup Inc.	1.550%	8/14/17	6,952	6,931
Citigroup Inc.	6.000%	8/15/17	12,856	13,882
Citigroup Inc.	6.125%	11/21/17	23,047	25,104
Citigroup Inc.	1.850%	11/24/17	12,850	12,842
Citigroup Inc.	1.800%	2/5/18	19,850	19,755
Citigroup Inc.	1.700%	4/27/18	22,875	22,673
Citigroup Inc.	1.750%	5/1/18	8,315	8,229
Citigroup Inc.	6.125%	5/15/18	18,424	20,332
Citigroup Inc.	2.150%	7/30/18	6,000	5,994
Citigroup Inc.	2.500%	9/26/18	10,406	10,503
Citigroup Inc.	2.550%	4/8/19	19,200	19,291
Citigroup Inc.	8.500%	5/22/19	19,083	23,017
Citigroup Inc.	2.500%	7/29/19	17,875	17,827
Citigroup Inc.	2.400%	2/18/20	7,670	7,589
Citigroup Inc.	5.375%	8/9/20	1,000	1,111
Citizens Bank NA	1.600%	12/4/17	3,575	3,563
Citizens Bank NA	2.450%	12/4/19	3,800	3,753
Comerica Bank	5.750%	11/21/16	6,518	6,852
Comerica Bank	5.200%	8/22/17	2,655	2,821
Comerica Inc.	2.125%	5/23/19	2,100	2,076
Commonwealth Bank of Australia	1.125%	3/13/17	3,150	3,146
Commonwealth Bank of Australia	1.400%	9/8/17	7,425	7,430
Commonwealth Bank of Australia	1.900%	9/18/17	12,885	13,005
Commonwealth Bank of Australia	1.625%	3/12/18	13,000	13,000
Commonwealth Bank of Australia	2.500%	9/20/18	13,603	13,854
Commonwealth Bank of Australia	2.250%	3/13/19	14,200	14,278
Commonwealth Bank of Australia	2.300%	9/6/19	7,000	7,014
Compass Bank	1.850%	9/29/17	2,300	2,288
Compass Bank	6.400%	10/1/17	1,730	1,862
Compass Bank	2.750%	9/29/19	2,610	2,574
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	3.375%	1/19/17	15,747	16,195
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	1.700%	3/19/18	17,650	17,561
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	2.250%	1/14/19	12,025	12,104
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	2.250%	1/14/20	10,000	9,927
Corpbanca SA	3.125%	1/15/18	6,600	6,615
2 Corpbanca SA	3.875%	9/22/19	2,000	2,047
Credit Suisse	1.375%	5/26/17	22,680	22,582
Credit Suisse	1.750%	1/29/18	13,500	13,464
Credit Suisse	6.000%	2/15/18	10,175	11,063
Credit Suisse	1.700%	4/27/18	14,375	14,222
Credit Suisse	2.300%	5/28/19	19,900	19,870
Credit Suisse	5.300%	8/13/19	7,895	8,742
Credit Suisse	5.400%	1/14/20	7,850	8,665
2 Credit Suisse Group Funding Guernsey Ltd.	2.750%	3/26/20	15,500	15,416
Deutsche Bank AG	1.400%	2/13/17	9,481	9,443

3

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Deutsche Bank AG	1.350%	5/30/17	12,600	12,513
Deutsche Bank AG	6.000%	9/1/17	22,165	23,910
Deutsche Bank AG	1.875%	2/13/18	8,675	8,638
Deutsche Bank AG	2.500%	2/13/19	20,000	20,087
Deutsche Bank AG	2.950%	8/20/20	1,000	998
Discover Bank	2.000%	2/21/18	5,833	5,771
Discover Bank	2.600%	11/13/18	7,000	7,007
Discover Bank	7.000%	4/15/20	3,475	4,023
Discover Bank	3.100%	6/4/20	3,000	2,990
Discover Financial Services	6.450%	6/12/17	2,675	2,888
Fifth Third Bancorp	5.450%	1/15/17	2,882	3,025
Fifth Third Bancorp	4.500%	6/1/18	1,875	1,979
Fifth Third Bancorp	2.300%	3/1/19	6,300	6,287
Fifth Third Bancorp	2.875%	7/27/20	5,000	4,987
Fifth Third Bank	1.150%	11/18/16	8,306	8,290
Fifth Third Bank	1.350%	6/1/17	5,000	4,982
Fifth Third Bank	1.450%	2/28/18	2,500	2,467
Fifth Third Bank	2.150%	8/20/18	6,000	6,011
Fifth Third Bank	2.375%	4/25/19	7,350	7,371
First Niagara Financial Group Inc.	6.750%	3/19/20	3,100	3,425
First Republic Bank	2.375%	6/17/19	4,220	4,201
Goldman Sachs Group Inc.	5.750%	10/1/16	12,125	12,706
Goldman Sachs Group Inc.	5.625%	1/15/17	19,006	19,986
Goldman Sachs Group Inc.	6.250%	9/1/17	15,338	16,645
Goldman Sachs Group Inc.	5.950%	1/18/18	26,442	28,818
Goldman Sachs Group Inc.	2.375%	1/22/18	21,182	21,389
Goldman Sachs Group Inc.	6.150%	4/1/18	28,275	31,145
Goldman Sachs Group Inc.	2.900%	7/19/18	21,690	22,157
Goldman Sachs Group Inc.	2.625%	1/31/19	22,222	22,432
Goldman Sachs Group Inc.	7.500%	2/15/19	18,802	21,903
Goldman Sachs Group Inc.	2.550%	10/23/19	18,500	18,491
Goldman Sachs Group Inc.	5.375%	3/15/20	18,879	20,933
Goldman Sachs Group Inc.	2.600%	4/23/20	17,000	16,947
Goldman Sachs Group Inc.	6.000%	6/15/20	12,095	13,780
HSBC Bank USA NA	6.000%	8/9/17	4,050	4,373
HSBC Bank USA NA	4.875%	8/24/20	11,680	12,769
HSBC USA Inc.	1.300%	6/23/17	2,100	2,096
HSBC USA Inc.	1.500%	11/13/17	3,275	3,260
HSBC USA Inc.	1.625%	1/16/18	12,500	12,434
HSBC USA Inc.	1.700%	3/5/18	10,250	10,194
HSBC USA Inc.	2.000%	8/7/18	4,150	4,139
HSBC USA Inc.	2.625%	9/24/18	5,484	5,575
HSBC USA Inc.	2.250%	6/23/19	5,900	5,872
HSBC USA Inc.	2.375%	11/13/19	10,100	10,045
HSBC USA Inc.	2.350%	3/5/20	16,700	16,431
HSBC USA Inc.	2.750%	8/7/20	6,000	5,988
Huntington Bancshares Inc.	2.600%	8/2/18	2,050	2,065
Huntington National Bank	1.300%	11/20/16	3,375	3,368
Huntington National Bank	1.375%	4/24/17	1,000	994
Huntington National Bank	2.000%	6/30/18	5,000	4,994
Huntington National Bank	2.200%	4/1/19	6,050	6,027
Huntington National Bank	2.400%	4/1/20	9,825	9,698
Huntington National Bank	2.875%	8/20/20	3,000	2,989
Intesa Sanpaolo SPA	2.375%	1/13/17	10,175	10,194
Intesa Sanpaolo SPA	3.875%	1/16/18	8,800	9,055
Intesa Sanpaolo SPA	3.875%	1/15/19	13,650	14,066
JPMorgan Chase & Co.	1.350%	2/15/17	22,369	22,341
JPMorgan Chase & Co.	6.125%	6/27/17	3,755	4,031
JPMorgan Chase & Co.	2.000%	8/15/17	15,703	15,809
JPMorgan Chase & Co.	6.000%	1/15/18	40,484	44,234
JPMorgan Chase & Co.	1.800%	1/25/18	7,875	7,852
JPMorgan Chase & Co.	1.700%	3/1/18	16,925	16,833
JPMorgan Chase & Co.	1.625%	5/15/18	16,125	15,961
JPMorgan Chase & Co.	2.350%	1/28/19	13,475	13,518

4

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
JPMorgan Chase & Co.	6.300%	4/23/19	17,675	20,042
JPMorgan Chase & Co.	2.200%	10/22/19	14,103	13,975
JPMorgan Chase & Co.	2.250%	1/23/20	31,000	30,588
JPMorgan Chase & Co.	4.950%	3/25/20	5,597	6,126
JPMorgan Chase & Co.	2.750%	6/23/20	16,000	16,020
JPMorgan Chase & Co.	4.400%	7/22/20	19,325	20,698
JPMorgan Chase Bank NA	6.000%	7/5/17	3,200	3,447
JPMorgan Chase Bank NA	6.000%	10/1/17	18,935	20,454
KeyBank NA	1.100%	11/25/16	2,000	1,996
KeyBank NA	1.650%	2/1/18	7,450	7,416
KeyBank NA	1.700%	6/1/18	4,000	3,981
KeyBank NA	2.500%	12/15/19	2,950	2,957
KeyBank NA	2.250%	3/16/20	5,850	5,775
KeyCorp	2.300%	12/13/18	8,225	8,268
Lloyds Bank plc	4.200%	3/28/17	2,450	2,551
Lloyds Bank plc	1.750%	3/16/18	9,475	9,432
Lloyds Bank plc	1.750%	5/14/18	5,775	5,737
Lloyds Bank plc	2.300%	11/27/18	5,000	5,029
Lloyds Bank plc	2.350%	9/5/19	12,175	12,176
Lloyds Bank plc	2.400%	3/17/20	6,275	6,222
Lloyds Bank plc	2.700%	8/17/20	10,000	10,066
Manufacturers & Traders Trust Co.	1.400%	7/25/17	6,500	6,476
Manufacturers & Traders Trust Co.	6.625%	12/4/17	4,165	4,603
Manufacturers & Traders Trust Co.	1.450%	3/7/18	2,150	2,132
Manufacturers & Traders Trust Co.	2.300%	1/30/19	10,750	10,798
Manufacturers & Traders Trust Co.	2.250%	7/25/19	7,400	7,394
Manufacturers & Traders Trust Co.	2.100%	2/6/20	6,825	6,725
Morgan Stanley	5.750%	10/18/16	11,875	12,444
Morgan Stanley	5.450%	1/9/17	22,475	23,645
Morgan Stanley	4.750%	3/22/17	17,775	18,651
Morgan Stanley	5.550%	4/27/17	10,445	11,090
Morgan Stanley	6.250%	8/28/17	8,775	9,532
Morgan Stanley	5.950%	12/28/17	14,875	16,179
Morgan Stanley	1.875%	1/5/18	13,000	12,991
Morgan Stanley	6.625%	4/1/18	25,100	27,952
Morgan Stanley	2.125%	4/25/18	16,525	16,576
Morgan Stanley	2.200%	12/7/18	2,000	2,007
Morgan Stanley	2.500%	1/24/19	9,250	9,330
Morgan Stanley	7.300%	5/13/19	16,390	19,186
Morgan Stanley	2.375%	7/23/19	16,250	16,222
Morgan Stanley	5.625%	9/23/19	29,237	32,558
Morgan Stanley	5.500%	1/26/20	12,925	14,375
Morgan Stanley	2.650%	1/27/20	23,300	23,307
Morgan Stanley	2.800%	6/16/20	14,500	14,518
Morgan Stanley	5.500%	7/24/20	13,336	14,866
MUFG Americas Holdings Corp.	1.625%	2/9/18	3,375	3,361
MUFG Americas Holdings Corp.	2.250%	2/10/20	8,675	8,587
MUFG Union Bank NA	1.500%	9/26/16	5,250	5,268
MUFG Union Bank NA	2.125%	6/16/17	5,925	5,969
MUFG Union Bank NA	2.625%	9/26/18	13,850	14,009
MUFG Union Bank NA	2.250%	5/6/19	2,700	2,707
Murray Street Investment Trust I	4.647%	3/9/17	12,138	12,646
National Australia Bank Ltd.	2.750%	3/9/17	8,350	8,546
National Australia Bank Ltd.	2.300%	7/25/18	5,675	5,744
National Australia Bank Ltd.	2.625%	7/23/20	13,725	13,773
National Bank of Canada	1.450%	11/7/17	6,650	6,615
National City Bank	5.800%	6/7/17	735	783
National City Corp.	6.875%	5/15/19	9,600	11,041
Northern Trust Co.	6.500%	8/15/18	500	567
PNC Bank NA	1.300%	10/3/16	3,700	3,710
PNC Bank NA	1.150%	11/1/16	10,250	10,234
PNC Bank NA	5.250%	1/15/17	3,000	3,158
PNC Bank NA	1.125%	1/27/17	4,900	4,886
PNC Bank NA	4.875%	9/21/17	2,225	2,361

5

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
PNC Bank NA	1.500%	10/18/17	4,450	4,449
PNC Bank NA	6.000%	12/7/17	3,440	3,749
PNC Bank NA	1.500%	2/23/18	9,700	9,627
PNC Bank NA	6.875%	4/1/18	1,365	1,523
PNC Bank NA	1.600%	6/1/18	5,600	5,561
PNC Bank NA	2.200%	1/28/19	5,692	5,731
PNC Bank NA	2.250%	7/2/19	5,825	5,829
PNC Bank NA	2.400%	10/18/19	17,125	17,204
PNC Bank NA	2.300%	6/1/20	250	247
PNC Financial Services Group Inc.	1.850%	7/20/18	3,000	3,000
PNC Financial Services Group Inc.	2.600%	7/21/20	2,600	2,599
PNC Funding Corp.	2.700%	9/19/16	9,950	10,083
PNC Funding Corp.	5.625%	2/1/17	6,739	7,107
PNC Funding Corp.	6.700%	6/10/19	4,125	4,776
PNC Funding Corp.	5.125%	2/8/20	10,535	11,664
PNC Funding Corp.	4.375%	8/11/20	4,065	4,391
Regions Bank	7.500%	5/15/18	3,092	3,512
Regions Financial Corp.	2.000%	5/15/18	4,775	4,750
Regions Financial Corp.	2.250%	9/14/18	5,000	4,997
Royal Bank of Canada	1.450%	9/9/16	3,800	3,824
Royal Bank of Canada	1.200%	1/23/17	16,042	16,065
Royal Bank of Canada	1.000%	4/27/17	4,555	4,538
Royal Bank of Canada	1.250%	6/16/17	6,650	6,642
Royal Bank of Canada	1.400%	10/13/17	11,650	11,618
Royal Bank of Canada	1.500%	1/16/18	11,925	11,877
Royal Bank of Canada	2.200%	7/27/18	14,713	14,852
Royal Bank of Canada	1.800%	7/30/18	6,000	6,006
Royal Bank of Canada	2.150%	3/15/19	4,008	4,026
Royal Bank of Canada	2.150%	3/6/20	4,500	4,498
Royal Bank of Scotland Group plc	1.875%	3/31/17	6,488	6,458
Royal Bank of Scotland Group plc	6.400%	10/21/19	11,536	12,903
Royal Bank of Scotland plc	5.625%	8/24/20	6,963	7,864
Santander Bank NA	2.000%	1/12/18	5,175	5,151
Santander Bank NA	8.750%	5/30/18	2,539	2,921
Santander Holdings USA Inc.	3.450%	8/27/18	7,800	8,027
Santander Holdings USA Inc.	2.650%	4/17/20	4,100	4,039
Societe Generale SA	2.750%	10/12/17	11,750	11,996
Societe Generale SA	2.625%	10/1/18	2,950	3,002
State Street Bank & Trust Co.	5.250%	10/15/18	225	247
State Street Corp.	5.375%	4/30/17	300	320
State Street Corp.	4.956%	3/15/18	4,800	5,115
State Street Corp.	1.350%	5/15/18	5,950	5,902
State Street Corp.	2.550%	8/18/20	9,000	9,024
Sumitomo Mitsui Banking Corp.	1.300%	1/10/17	4,700	4,682
Sumitomo Mitsui Banking Corp.	1.350%	7/11/17	4,500	4,481
Sumitomo Mitsui Banking Corp.	1.800%	7/18/17	7,275	7,293
Sumitomo Mitsui Banking Corp.	1.500%	1/18/18	4,400	4,365
Sumitomo Mitsui Banking Corp.	2.500%	7/19/18	2,225	2,261
Sumitomo Mitsui Banking Corp.	1.950%	7/23/18	7,625	7,635
Sumitomo Mitsui Banking Corp.	2.450%	1/10/19	9,150	9,197
Sumitomo Mitsui Banking Corp.	2.250%	7/11/19	7,695	7,667
Sumitomo Mitsui Banking Corp.	2.450%	1/16/20	16,250	16,291
Sumitomo Mitsui Banking Corp.	2.650%	7/23/20	5,540	5,558
SunTrust Bank	1.350%	2/15/17	5,775	5,769
SunTrust Bank	7.250%	3/15/18	4,175	4,666
SunTrust Banks Inc.	3.500%	1/20/17	4,150	4,253
SunTrust Banks Inc.	6.000%	9/11/17	1,600	1,733
SunTrust Banks Inc.	2.350%	11/1/18	7,883	7,915
SunTrust Banks Inc.	2.500%	5/1/19	4,400	4,424
Svenska Handelsbanken AB	2.875%	4/4/17	15,575	15,972
Svenska Handelsbanken AB	1.625%	3/21/18	8,050	8,040
Svenska Handelsbanken AB	2.500%	1/25/19	7,875	8,027
Svenska Handelsbanken AB	2.250%	6/17/19	8,050	8,106
Synchrony Financial	1.875%	8/15/17	2,800	2,788

6

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Synchrony Financial	3.000%	8/15/19	11,775	11,791
Synchrony Financial	2.700%	2/3/20	5,150	5,055
Toronto-Dominion Bank	2.375%	10/19/16	14,630	14,861
Toronto-Dominion Bank	1.125%	5/2/17	11,050	11,044
Toronto-Dominion Bank	1.625%	3/13/18	1,615	1,615
Toronto-Dominion Bank	1.400%	4/30/18	17,045	16,867
Toronto-Dominion Bank	1.750%	7/23/18	4,500	4,478
Toronto-Dominion Bank	2.625%	9/10/18	12,625	12,932
Toronto-Dominion Bank	2.125%	7/2/19	16,450	16,430
Toronto-Dominion Bank	2.250%	11/5/19	11,250	11,273
UBS AG	1.375%	6/1/17	9,300	9,257
UBS AG	7.375%	6/15/17	200	218
UBS AG	1.375%	8/14/17	6,845	6,813
UBS AG	5.875%	12/20/17	16,775	18,267
UBS AG	1.800%	3/26/18	24,700	24,624
UBS AG	5.750%	4/25/18	13,544	14,837
UBS AG	2.375%	8/14/19	15,120	15,122
UBS AG	2.350%	3/26/20	8,600	8,544
UBS AG	4.875%	8/4/20	14,650	16,207
US Bancorp	2.200%	11/15/16	13,710	13,893
US Bancorp	1.650%	5/15/17	9,370	9,419
US Bancorp	1.950%	11/15/18	5,750	5,774
US Bancorp	2.200%	4/25/19	7,800	7,879
US Bank NA	1.100%	1/30/17	4,900	4,901
US Bank NA	1.375%	9/11/17	6,475	6,476
US Bank NA	1.350%	1/26/18	5,500	5,484
US Bank NA	2.125%	10/28/19	14,000	14,024
Vesey Street Investment Trust I	4.404%	9/1/16	5,828	5,994
Wachovia Bank NA	6.000%	11/15/17	9,790	10,687
Wachovia Corp.	5.625%	10/15/16	12,690	13,305
Wachovia Corp.	5.750%	6/15/17	15,800	16,986
Wachovia Corp.	5.750%	2/1/18	22,200	24,252
Wells Fargo & Co.	5.125%	9/15/16	4,212	4,383
Wells Fargo & Co.	2.625%	12/15/16	10,200	10,398
Wells Fargo & Co.	2.100%	5/8/17	16,200	16,388
Wells Fargo & Co.	1.150%	6/2/17	6,936	6,911
Wells Fargo & Co.	1.400%	9/8/17	10,400	10,382
Wells Fargo & Co.	5.625%	12/11/17	17,726	19,296
Wells Fargo & Co.	1.500%	1/16/18	13,875	13,829
Wells Fargo & Co.	2.150%	1/15/19	13,640	13,657
Wells Fargo & Co.	2.125%	4/22/19	12,325	12,313
Wells Fargo & Co.	2.150%	1/30/20	8,975	8,862
Wells Fargo & Co.	2.600%	7/22/20	19,878	19,831
Westpac Banking Corp.	1.050%	11/25/16	9,832	9,852
Westpac Banking Corp.	1.200%	5/19/17	10,200	10,177
Westpac Banking Corp.	2.000%	8/14/17	8,664	8,764
Westpac Banking Corp.	1.500%	12/1/17	7,125	7,108
Westpac Banking Corp.	1.600%	1/12/18	6,810	6,817
Westpac Banking Corp.	2.250%	7/30/18	8,900	8,992
Westpac Banking Corp.	2.250%	1/17/19	9,725	9,757
Westpac Banking Corp.	4.875%	11/19/19	15,263	16,755
Westpac Banking Corp.	2.300%	5/26/20	12,000	11,926
Brokerage (1.0%)
Ameriprise Financial Inc.	7.300%	6/28/19	1,175	1,386
Ameriprise Financial Inc.	5.300%	3/15/20	6,325	7,096
BGC Partners Inc.	5.375%	12/9/19	2,000	2,090
BlackRock Inc.	6.250%	9/15/17	4,800	5,272
BlackRock Inc.	5.000%	12/10/19	7,100	7,930
Charles Schwab Corp.	1.500%	3/10/18	6,200	6,190
Charles Schwab Corp.	2.200%	7/25/18	2,175	2,201
Charles Schwab Corp.	4.450%	7/22/20	4,150	4,544
Eaton Vance Corp.	6.500%	10/2/17	409	447
Franklin Resources Inc.	1.375%	9/15/17	2,025	2,027

7

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Franklin Resources Inc.	4.625%	5/20/20	2,450	2,707
Intercontinental Exchange Inc.	2.500%	10/15/18	4,525	4,599
Jefferies Group LLC	5.125%	4/13/18	5,492	5,788
Jefferies Group LLC	8.500%	7/15/19	4,805	5,708
Lazard Group LLC	6.850%	6/15/17	651	705
Legg Mason Inc.	2.700%	7/15/19	3,495	3,488
Leucadia National Corp.	8.125%	9/15/15	1,969	1,973
NASDAQ OMX Group Inc.	5.250%	1/16/18	500	538
NASDAQ OMX Group Inc.	5.550%	1/15/20	6,600	7,227
Nomura Holdings Inc.	2.000%	9/13/16	9,933	9,998
Nomura Holdings Inc.	2.750%	3/19/19	8,350	8,444
Nomura Holdings Inc.	6.700%	3/4/20	10,650	12,387
NYSE Euronext	2.000%	10/5/17	8,350	8,426
Raymond James Financial Inc.	8.600%	8/15/19	2,050	2,479
TD Ameritrade Holding Corp.	5.600%	12/1/19	3,375	3,830
Finance Companies (2.5%)
Air Lease Corp.	5.625%	4/1/17	8,050	8,452
Air Lease Corp.	2.125%	1/15/18	3,550	3,510
Air Lease Corp.	2.625%	9/4/18	4,600	4,565
Air Lease Corp.	3.375%	1/15/19	4,498	4,543
Air Lease Corp.	4.750%	3/1/20	2,975	3,157
Ares Capital Corp.	4.875%	11/30/18	5,325	5,553
Ares Capital Corp.	3.875%	1/15/20	3,975	4,042
FS Investment Corp.	4.000%	7/15/19	3,900	3,916
FS Investment Corp.	4.250%	1/15/20	1,325	1,334
GATX Corp.	1.250%	3/4/17	2,650	2,641
GATX Corp.	2.375%	7/30/18	1,575	1,578
GATX Corp.	2.500%	7/30/19	1,575	1,564
GATX Corp.	2.600%	3/30/20	4,050	3,954
1 GE Capital Trust I	6.375%	11/15/67	6,765	7,222
General Electric Capital Corp.	3.350%	10/17/16	8,890	9,128
General Electric Capital Corp.	5.375%	10/20/16	3,247	3,407
General Electric Capital Corp.	2.900%	1/9/17	11,404	11,685
General Electric Capital Corp.	5.400%	2/15/17	11,503	12,184
General Electric Capital Corp.	2.450%	3/15/17	3,600	3,666
General Electric Capital Corp.	2.300%	4/27/17	15,860	16,111
General Electric Capital Corp.	1.250%	5/15/17	7,025	7,034
General Electric Capital Corp.	5.625%	9/15/17	23,280	25,217
General Electric Capital Corp.	1.600%	11/20/17	7,750	7,767
General Electric Capital Corp.	1.625%	4/2/18	9,425	9,420
General Electric Capital Corp.	5.625%	5/1/18	33,122	36,368
General Electric Capital Corp.	2.300%	1/14/19	6,975	7,054
General Electric Capital Corp.	6.000%	8/7/19	13,801	15,740
General Electric Capital Corp.	2.100%	12/11/19	4,100	4,113
General Electric Capital Corp.	5.500%	1/8/20	16,500	18,598
General Electric Capital Corp.	2.200%	1/9/20	15,900	15,866
General Electric Capital Corp.	5.550%	5/4/20	10,176	11,544
1 General Electric Capital Corp.	6.375%	11/15/67	12,350	13,184
2 International Lease Finance Corp.	6.750%	9/1/16	9,070	9,433
2 International Lease Finance Corp.	7.125%	9/1/18	9,075	10,017
Prospect Capital Corp.	5.000%	7/15/19	2,150	2,225
Insurance (3.3%)
ACE INA Holdings Inc.	5.700%	2/15/17	925	983
ACE INA Holdings Inc.	5.800%	3/15/18	7,500	8,292
ACE INA Holdings Inc.	5.900%	6/15/19	3,425	3,882
Aegon NV	4.625%	12/1/15	275	277
Aetna Inc.	1.750%	5/15/17	600	603
Aetna Inc.	1.500%	11/15/17	3,860	3,847
Aetna Inc.	2.200%	3/15/19	2,865	2,861
Aflac Inc.	2.650%	2/15/17	4,925	5,023
Aflac Inc.	2.400%	3/16/20	5,800	5,799
1 Allstate Corp.	6.125%	5/15/67	4,369	4,451
American Financial Group Inc.	9.875%	6/15/19	2,090	2,603

8

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
American International Group Inc.	5.600%	10/18/16	3,983	4,178
American International Group Inc.	5.850%	1/16/18	9,874	10,799
American International Group Inc.	2.300%	7/16/19	7,440	7,417
Anthem Inc.	2.375%	2/15/17	3,186	3,219
Anthem Inc.	5.875%	6/15/17	4,900	5,255
Anthem Inc.	1.875%	1/15/18	5,075	5,053
Anthem Inc.	2.300%	7/15/18	4,198	4,202
Anthem Inc.	2.250%	8/15/19	7,565	7,438
Anthem Inc.	4.350%	8/15/20	4,075	4,312
Assurant Inc.	2.500%	3/15/18	2,450	2,472
Axis Specialty Finance LLC	5.875%	6/1/20	4,842	5,453
AXIS Specialty Finance plc	2.650%	4/1/19	1,720	1,720
Berkshire Hathaway Finance Corp.	1.600%	5/15/17	8,744	8,787
Berkshire Hathaway Finance Corp.	1.300%	5/15/18	8,138	8,111
Berkshire Hathaway Finance Corp.	5.400%	5/15/18	11,200	12,281
Berkshire Hathaway Finance Corp.	2.000%	8/15/18	5,425	5,484
Berkshire Hathaway Inc.	1.900%	1/31/17	11,917	12,058
Berkshire Hathaway Inc.	1.550%	2/9/18	5,075	5,079
Berkshire Hathaway Inc.	2.100%	8/14/19	2,200	2,206
Chubb Corp.	5.750%	5/15/18	3,805	4,191
1 Chubb Corp.	6.375%	3/29/67	7,455	7,343
Cigna Corp.	5.125%	6/15/20	2,680	2,957
CNA Financial Corp.	7.350%	11/15/19	1,875	2,202
CNA Financial Corp.	5.875%	8/15/20	1,800	2,027
Coventry Health Care Inc.	5.950%	3/15/17	2,780	2,956
Hartford Financial Services Group Inc.	5.500%	10/15/16	1,300	1,362
Hartford Financial Services Group Inc.	5.375%	3/15/17	3,425	3,625
Hartford Financial Services Group Inc.	6.300%	3/15/18	3,853	4,266
Hartford Financial Services Group Inc.	6.000%	1/15/19	3,020	3,370
Hartford Financial Services Group Inc.	5.500%	3/30/20	3,850	4,305
HCC Insurance Holdings Inc.	6.300%	11/15/19	2,000	2,278
Humana Inc.	7.200%	6/15/18	3,300	3,745
Humana Inc.	6.300%	8/1/18	2,235	2,505
Humana Inc.	2.625%	10/1/19	2,625	2,638
Kemper Corp.	6.000%	5/15/17	3,440	3,644
Lincoln National Corp.	8.750%	7/1/19	1,000	1,216
Lincoln National Corp.	6.250%	2/15/20	3,425	3,939
1 Lincoln National Corp.	6.050%	4/20/67	4,000	3,340
Markel Corp.	7.125%	9/30/19	3,367	3,945
Marsh & McLennan Cos. Inc.	2.300%	4/1/17	1,450	1,472
Marsh & McLennan Cos. Inc.	2.550%	10/15/18	1,150	1,168
Marsh & McLennan Cos. Inc.	2.350%	9/10/19	2,340	2,355
Marsh & McLennan Cos. Inc.	2.350%	3/6/20	4,500	4,490
MetLife Inc.	1.756%	12/15/17	5,275	5,303
MetLife Inc.	1.903%	12/15/17	3,650	3,675
MetLife Inc.	6.817%	8/15/18	7,232	8,255
MetLife Inc.	7.717%	2/15/19	6,570	7,739
PartnerRe Finance B LLC	5.500%	6/1/20	3,645	4,067
Principal Financial Group Inc.	1.850%	11/15/17	1,625	1,634
Principal Financial Group Inc.	8.875%	5/15/19	2,075	2,535
1 Principal Financial Group Inc.	4.700%	5/15/55	3,800	3,774
1 Progressive Corp.	6.700%	6/15/67	4,467	4,534
Protective Life Corp.	7.375%	10/15/19	1,400	1,653
Prudential Financial Inc.	6.000%	12/1/17	5,496	6,018
Prudential Financial Inc.	2.300%	8/15/18	3,625	3,667
Prudential Financial Inc.	7.375%	6/15/19	4,375	5,133
Prudential Financial Inc.	2.350%	8/15/19	2,550	2,545
Prudential Financial Inc.	5.375%	6/21/20	4,874	5,457
1 Prudential Financial Inc.	8.875%	6/15/68	4,405	5,077
Reinsurance Group of America Inc.	5.625%	3/15/17	4,015	4,247
Reinsurance Group of America Inc.	6.450%	11/15/19	2,925	3,339
1 StanCorp Financial Group Inc.	6.900%	6/1/67	1,495	1,316
Torchmark Corp.	9.250%	6/15/19	1,000	1,232
Travelers Cos. Inc.	5.750%	12/15/17	2,200	2,413

9

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Travelers Cos. Inc.	5.800%	5/15/18	3,650	4,042
Travelers Cos. Inc.	5.900%	6/2/19	4,415	5,016
UnitedHealth Group Inc.	1.875%	11/15/16	1,200	1,211
UnitedHealth Group Inc.	6.000%	6/15/17	1,830	1,980
UnitedHealth Group Inc.	1.450%	7/17/17	6,500	6,503
UnitedHealth Group Inc.	1.400%	10/15/17	5,100	5,080
UnitedHealth Group Inc.	1.400%	12/15/17	5,450	5,424
UnitedHealth Group Inc.	6.000%	2/15/18	8,981	9,894
UnitedHealth Group Inc.	1.900%	7/16/18	8,000	8,013
UnitedHealth Group Inc.	1.625%	3/15/19	3,975	3,907
UnitedHealth Group Inc.	2.300%	12/15/19	6,825	6,841
UnitedHealth Group Inc.	2.700%	7/15/20	10,800	10,937
Unum Group	7.125%	9/30/16	2,805	2,969
Voya Financial Inc.	2.900%	2/15/18	7,325	7,461
Willis North America Inc.	6.200%	3/28/17	245	260
WR Berkley Corp.	7.375%	9/15/19	1,282	1,508
XLIT Ltd.	2.300%	12/15/18	5,850	5,880
1 XLIT Ltd.	6.500%	10/29/49	7,000	5,515
Other Finance (0.0%)
ORIX Corp.	3.750%	3/9/17	3,050	3,144
XTRA Finance Corp.	5.150%	4/1/17	2,500	2,649
Real Estate Investment Trusts (1.9%)
Alexandria Real Estate Equities Inc.	2.750%	1/15/20	2,900	2,865
AvalonBay Communities Inc.	5.750%	9/15/16	500	523
AvalonBay Communities Inc.	5.700%	3/15/17	1,335	1,422
BioMed Realty LP	3.850%	4/15/16	460	466
BioMed Realty LP	2.625%	5/1/19	2,810	2,809
Boston Properties LP	3.700%	11/15/18	4,415	4,608
Boston Properties LP	5.875%	10/15/19	6,009	6,785
Boston Properties LP	5.625%	11/15/20	1,000	1,129
Brandywine Operating Partnership LP	5.700%	5/1/17	3,650	3,862
Brandywine Operating Partnership LP	4.950%	4/15/18	2,375	2,506
DDR Corp.	7.500%	4/1/17	5,850	6,335
Digital Realty Trust LP	5.875%	2/1/20	3,200	3,575
Digital Realty Trust LP	5.250%	3/15/21	2,160	2,355
Duke Realty LP	5.950%	2/15/17	6,007	6,380
EPR Properties	7.750%	7/15/20	1,000	1,178
Equity CommonWealth	6.250%	6/15/17	1,000	1,049
Equity CommonWealth	6.650%	1/15/18	1,000	1,075
ERP Operating LP	5.750%	6/15/17	6,425	6,888
ERP Operating LP	2.375%	7/1/19	3,500	3,505
ERP Operating LP	4.750%	7/15/20	3,475	3,810
Essex Portfolio LP	5.500%	3/15/17	1,625	1,716
Government Properties Income Trust	3.750%	8/15/19	2,500	2,550
HCP Inc.	6.000%	1/30/17	3,100	3,279
HCP Inc.	6.700%	1/30/18	8,345	9,230
HCP Inc.	3.750%	2/1/19	2,000	2,073
HCP Inc.	2.625%	2/1/20	8,625	8,546
Health Care REIT Inc.	4.700%	9/15/17	5,200	5,488
Health Care REIT Inc.	2.250%	3/15/18	3,436	3,450
Health Care REIT Inc.	4.125%	4/1/19	2,100	2,217
Health Care REIT Inc.	6.125%	4/15/20	3,275	3,733
Highwoods Realty LP	5.850%	3/15/17	2,110	2,232
Hospitality Properties Trust	5.625%	3/15/17	975	1,023
Hospitality Properties Trust	6.700%	1/15/18	3,925	4,225
Kilroy Realty LP	4.800%	7/15/18	4,450	4,737
Kimco Realty Corp.	5.700%	5/1/17	4,600	4,907
Kimco Realty Corp.	4.300%	2/1/18	3,075	3,249
Kimco Realty Corp.	6.875%	10/1/19	1,425	1,661
Liberty Property LP	5.500%	12/15/16	1,413	1,481
Liberty Property LP	6.625%	10/1/17	725	793
Mack-Cali Realty LP	2.500%	12/15/17	1,000	1,003
Mack-Cali Realty LP	7.750%	8/15/19	2,950	3,398

10

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
ProLogis LP	4.500%	8/15/17	2,225	2,331
ProLogis LP	2.750%	2/15/19	3,050	3,083
ProLogis LP	6.875%	3/15/20	3,150	3,650
Realty Income Corp.	5.950%	9/15/16	1,900	1,985
Realty Income Corp.	2.000%	1/31/18	2,875	2,892
Realty Income Corp.	6.750%	8/15/19	3,110	3,585
Regency Centers LP	5.875%	6/15/17	2,000	2,138
Select Income REIT	2.850%	2/1/18	5,375	5,392
Senior Housing Properties Trust	3.250%	5/1/19	4,475	4,484
Simon Property Group LP	5.250%	12/1/16	3,250	3,383
Simon Property Group LP	2.800%	1/30/17	3,725	3,796
Simon Property Group LP	2.150%	9/15/17	4,975	5,041
Simon Property Group LP	6.125%	5/30/18	8,775	9,767
Simon Property Group LP	2.200%	2/1/19	6,800	6,843
Simon Property Group LP	10.350%	4/1/19	4,236	5,321
Simon Property Group LP	5.650%	2/1/20	3,801	4,285
Simon Property Group LP	2.500%	9/1/20	1,800	1,796
SL Green Realty Corp.	7.750%	3/15/20	2,500	2,948
Tanger Properties LP	6.125%	6/1/20	2,500	2,848
UDR Inc.	4.250%	6/1/18	2,300	2,423
Ventas Realty LP	1.550%	9/26/16	6,713	6,726
Ventas Realty LP / Ventas Capital Corp.	2.000%	2/15/18	5,125	5,132
Ventas Realty LP / Ventas Capital Corp.	4.000%	4/30/19	3,375	3,528
Ventas Realty LP / Ventas Capital Corp.	2.700%	4/1/20	3,125	3,091
Vornado Realty LP	2.500%	6/30/19	3,325	3,296
2 Washington Prime Group LP	3.850%	4/1/20	1,800	1,823
				5,251,453
Industrial (51.2%)
Basic Industry (3.3%)
Agrium Inc.	6.750%	1/15/19	4,799	5,462
Air Products & Chemicals Inc.	1.200%	10/15/17	1,925	1,922
Air Products & Chemicals Inc.	4.375%	8/21/19	1,115	1,217
Airgas Inc.	1.650%	2/15/18	1,850	1,826
Airgas Inc.	3.050%	8/1/20	5,500	5,518
Albemarle Corp.	3.000%	12/1/19	1,675	1,670
Barrick Gold Corp.	6.950%	4/1/19	4,134	4,620
Barrick North America Finance LLC	6.800%	9/15/18	5,796	6,343
Barrick PD Australia Finance Pty Ltd.	4.950%	1/15/20	475	497
BHP Billiton Finance USA Ltd.	1.875%	11/21/16	5,625	5,675
BHP Billiton Finance USA Ltd.	1.625%	2/24/17	11,503	11,553
BHP Billiton Finance USA Ltd.	5.400%	3/29/17	514	545
BHP Billiton Finance USA Ltd.	2.050%	9/30/18	10,806	10,821
BHP Billiton Finance USA Ltd.	6.500%	4/1/19	12,475	14,228
Cabot Corp.	2.550%	1/15/18	1,125	1,142
Celulosa Arauco y Constitucion SA	7.250%	7/29/19	2,315	2,660
CF Industries Inc.	6.875%	5/1/18	9,125	10,152
CF Industries Inc.	7.125%	5/1/20	4,890	5,764
Domtar Corp.	10.750%	6/1/17	399	456
Dow Chemical Co.	5.700%	5/15/18	2,755	3,014
Dow Chemical Co.	8.550%	5/15/19	13,500	16,300
Eastman Chemical Co.	2.400%	6/1/17	11,625	11,755
Eastman Chemical Co.	2.700%	1/15/20	8,675	8,608
Ecolab Inc.	3.000%	12/8/16	6,250	6,374
Ecolab Inc.	1.450%	12/8/17	3,693	3,649
Ecolab Inc.	1.550%	1/12/18	3,490	3,459
Ecolab Inc.	2.250%	1/12/20	2,400	2,390
EI du Pont de Nemours & Co.	5.250%	12/15/16	1,514	1,595
EI du Pont de Nemours & Co.	6.000%	7/15/18	13,003	14,466
EI du Pont de Nemours & Co.	4.625%	1/15/20	8,180	8,917
Freeport-McMoRan Inc.	2.150%	3/1/17	5,820	5,544
Freeport-McMoRan Inc.	2.300%	11/14/17	2,265	2,106
Freeport-McMoRan Inc.	2.375%	3/15/18	12,795	11,579
Freeport-McMoRan Inc.	3.100%	3/15/20	5,817	5,003

11

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Glencore Canada Corp.	5.500%	6/15/17	900	943
Goldcorp Inc.	2.125%	3/15/18	5,145	5,090
International Paper Co.	7.950%	6/15/18	9,400	10,900
International Paper Co.	9.375%	5/15/19	118	145
Lubrizol Corp.	8.875%	2/1/19	3,088	3,747
LyondellBasell Industries NV	5.000%	4/15/19	13,100	14,223
MeadWestvaco Corp.	7.375%	9/1/19	750	875
Methanex Corp.	3.250%	12/15/19	1,975	1,985
Monsanto Co.	1.150%	6/30/17	3,746	3,715
Monsanto Co.	5.125%	4/15/18	2,527	2,734
Monsanto Co.	1.850%	11/15/18	2,035	2,045
Monsanto Co.	2.125%	7/15/19	8,700	8,641
Newmont Mining Corp.	5.125%	10/1/19	5,806	6,142
Nucor Corp.	5.750%	12/1/17	6,900	7,505
Nucor Corp.	5.850%	6/1/18	5,568	6,164
Potash Corp. of Saskatchewan Inc.	3.250%	12/1/17	4,640	4,762
Potash Corp. of Saskatchewan Inc.	6.500%	5/15/19	1,850	2,116
Potash Corp. of Saskatchewan Inc.	4.875%	3/30/20	3,475	3,814
PPG Industries Inc.	2.300%	11/15/19	9,000	8,986
Praxair Inc.	5.200%	3/15/17	2,125	2,254
Praxair Inc.	1.050%	11/7/17	1,675	1,659
Praxair Inc.	1.250%	11/7/18	4,800	4,707
Praxair Inc.	4.500%	8/15/19	4,675	5,073
Rio Tinto Finance USA Ltd.	6.500%	7/15/18	15,918	17,721
Rio Tinto Finance USA Ltd.	9.000%	5/1/19	13,760	16,925
Rio Tinto Finance USA plc	2.000%	3/22/17	4,525	4,541
Rio Tinto Finance USA plc	1.625%	8/21/17	8,500	8,451
Rio Tinto Finance USA plc	2.250%	12/14/18	6,130	6,121
Rock-Tenn Co.	4.450%	3/1/19	5,000	5,302
Rock-Tenn Co.	3.500%	3/1/20	2,500	2,563
Rohm & Haas Co.	6.000%	9/15/17	1,756	1,913
RPM International Inc.	6.500%	2/15/18	1,500	1,656
RPM International Inc.	6.125%	10/15/19	3,000	3,355
Sherwin-Williams Co.	1.350%	12/15/17	6,200	6,160
Southern Copper Corp.	5.375%	4/16/20	2,750	2,932
Teck Resources Ltd.	3.150%	1/15/17	2,600	2,487
Teck Resources Ltd.	2.500%	2/1/18	3,341	2,831
Teck Resources Ltd.	3.000%	3/1/19	2,921	2,395
Vale Overseas Ltd.	6.250%	1/23/17	8,525	8,869
Vale Overseas Ltd.	5.625%	9/15/19	6,475	6,741
Valspar Corp.	7.250%	6/15/19	800	928
Weyerhaeuser Co.	7.375%	10/1/19	4,000	4,691
Capital Goods (4.7%)
3M Co.	1.375%	9/29/16	3,542	3,568
3M Co.	1.000%	6/26/17	5,445	5,451
3M Co.	1.375%	8/7/18	3,875	3,882
3M Co.	1.625%	6/15/19	3,975	3,964
3M Co.	2.000%	8/7/20	3,875	3,872
ABB Finance USA Inc.	1.625%	5/8/17	600	601
Acuity Brands Lighting Inc.	6.000%	12/15/19	2,125	2,337
Bemis Co. Inc.	6.800%	8/1/19	2,900	3,364
Boeing Capital Corp.	2.900%	8/15/18	850	884
Boeing Capital Corp.	4.700%	10/27/19	3,734	4,118
Boeing Co.	3.750%	11/20/16	1,848	1,914
Boeing Co.	0.950%	5/15/18	6,910	6,802
Boeing Co.	6.000%	3/15/19	1,900	2,149
Boeing Co.	4.875%	2/15/20	10,275	11,523
Caterpillar Financial Services Corp.	1.350%	9/6/16	3,840	3,861
Caterpillar Financial Services Corp.	1.000%	11/25/16	3,000	3,003
Caterpillar Financial Services Corp.	1.000%	3/3/17	8,742	8,725
Caterpillar Financial Services Corp.	1.625%	6/1/17	2,894	2,912
Caterpillar Financial Services Corp.	1.250%	8/18/17	4,900	4,892
Caterpillar Financial Services Corp.	1.250%	11/6/17	7,357	7,317

12

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Caterpillar Financial Services Corp.	1.300%	3/1/18	2,750	2,730
Caterpillar Financial Services Corp.	5.450%	4/15/18	2,790	3,067
Caterpillar Financial Services Corp.	2.450%	9/6/18	4,300	4,389
Caterpillar Financial Services Corp.	7.050%	10/1/18	4,000	4,612
Caterpillar Financial Services Corp.	7.150%	2/15/19	10,687	12,504
Caterpillar Financial Services Corp.	2.100%	6/9/19	3,650	3,643
Caterpillar Financial Services Corp.	2.250%	12/1/19	750	754
Caterpillar Financial Services Corp.	2.000%	3/5/20	2,800	2,760
Caterpillar Inc.	1.500%	6/26/17	8,241	8,276
Caterpillar Inc.	7.900%	12/15/18	7,495	8,900
Cooper US Inc.	6.100%	7/1/17	2,660	2,876
Crane Co.	2.750%	12/15/18	3,900	3,955
CRH America Inc.	6.000%	9/30/16	5,380	5,680
CRH America Inc.	8.125%	7/15/18	2,350	2,728
Danaher Corp.	5.625%	1/15/18	6,965	7,620
Danaher Corp.	5.400%	3/1/19	6,225	6,905
Deere & Co.	4.375%	10/16/19	2,925	3,165
Dover Corp.	4.875%	10/15/15	175	176
Dover Corp.	5.450%	3/15/18	1,735	1,896
Eaton Corp.	5.300%	3/15/17	2,300	2,436
Eaton Corp.	1.500%	11/2/17	7,225	7,183
Eaton Corp.	5.600%	5/15/18	5,075	5,531
Eaton Corp.	6.950%	3/20/19	75	87
Emerson Electric Co.	5.125%	12/1/16	375	395
Emerson Electric Co.	5.375%	10/15/17	5,010	5,429
Emerson Electric Co.	5.250%	10/15/18	2,950	3,252
Emerson Electric Co.	4.875%	10/15/19	2,310	2,559
Exelis Inc.	4.250%	10/1/16	1,100	1,131
Fortune Brands Home & Security Inc.	3.000%	6/15/20	2,490	2,482
General Dynamics Corp.	1.000%	11/15/17	8,425	8,351
General Electric Co.	5.250%	12/6/17	33,118	35,799
Harris Corp.	1.999%	4/27/18	6,150	6,118
Harris Corp.	2.700%	4/27/20	2,900	2,849
Honeywell International Inc.	5.300%	3/15/17	3,375	3,594
Honeywell International Inc.	5.300%	3/1/18	13,350	14,596
Honeywell International Inc.	5.000%	2/15/19	6,675	7,401
Illinois Tool Works Inc.	1.950%	3/1/19	6,175	6,173
Illinois Tool Works Inc.	6.250%	4/1/19	4,375	4,983
Ingersoll-Rand Global Holding Co. Ltd.	6.875%	8/15/18	6,874	7,740
Ingersoll-Rand Global Holding Co. Ltd.	2.875%	1/15/19	3,025	3,060
Ingersoll-Rand Luxembourg Finance SA	2.625%	5/1/20	2,250	2,234
John Deere Capital Corp.	1.850%	9/15/16	3,300	3,336
John Deere Capital Corp.	1.050%	10/11/16	3,114	3,120
John Deere Capital Corp.	1.050%	12/15/16	1,693	1,696
John Deere Capital Corp.	2.000%	1/13/17	4,925	4,993
John Deere Capital Corp.	1.400%	3/15/17	2,664	2,677
John Deere Capital Corp.	5.500%	4/13/17	1,675	1,794
John Deere Capital Corp.	1.125%	6/12/17	4,000	3,991
John Deere Capital Corp.	2.800%	9/18/17	3,744	3,862
John Deere Capital Corp.	1.200%	10/10/17	3,850	3,840
John Deere Capital Corp.	1.350%	1/16/18	4,000	3,989
John Deere Capital Corp.	1.300%	3/12/18	8,530	8,477
John Deere Capital Corp.	5.350%	4/3/18	2,325	2,555
John Deere Capital Corp.	1.600%	7/13/18	2,000	1,995
John Deere Capital Corp.	5.750%	9/10/18	2,480	2,766
John Deere Capital Corp.	1.950%	12/13/18	6,758	6,783
John Deere Capital Corp.	1.950%	3/4/19	6,300	6,317
John Deere Capital Corp.	2.250%	4/17/19	8,293	8,367
John Deere Capital Corp.	2.300%	9/16/19	2,500	2,512
John Deere Capital Corp.	1.700%	1/15/20	1,425	1,392
John Deere Capital Corp.	2.050%	3/10/20	6,000	5,918
John Deere Capital Corp.	2.375%	7/14/20	2,000	1,999
Joy Global Inc.	6.000%	11/15/16	1,185	1,224
Kennametal Inc.	2.650%	11/1/19	3,374	3,352

13

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
L-3 Communications Corp.	3.950%	11/15/16	4,425	4,541
L-3 Communications Corp.	1.500%	5/28/17	5,305	5,250
L-3 Communications Corp.	5.200%	10/15/19	2,950	3,137
L-3 Communications Corp.	4.750%	7/15/20	7,634	7,964
Lockheed Martin Corp.	2.125%	9/15/16	5,795	5,860
Lockheed Martin Corp.	4.250%	11/15/19	6,600	7,157
Martin Marietta Materials Inc.	6.600%	4/15/18	3,050	3,405
Northrop Grumman Corp.	1.750%	6/1/18	7,175	7,121
Northrop Grumman Corp.	5.050%	8/1/19	1,175	1,282
Owens Corning	6.500%	12/1/16	197	208
Owens Corning	9.000%	6/15/19	62	74
Parker Hannifin Corp.	5.500%	5/15/18	4,103	4,533
Pentair Finance SA	1.875%	9/15/17	2,770	2,763
Pentair Finance SA	2.650%	12/1/19	500	494
Precision Castparts Corp.	1.250%	1/15/18	10,465	10,374
Precision Castparts Corp.	2.250%	6/15/20	3,800	3,797
Raytheon Co.	6.400%	12/15/18	3,266	3,748
Raytheon Co.	4.400%	2/15/20	2,550	2,781
Republic Services Inc.	3.800%	5/15/18	5,721	6,010
Republic Services Inc.	5.500%	9/15/19	5,370	6,000
Republic Services Inc.	5.000%	3/1/20	5,117	5,624
Rockwell Automation Inc.	5.650%	12/1/17	500	545
Rockwell Automation Inc.	2.050%	3/1/20	5,000	4,956
Rockwell Collins Inc.	5.250%	7/15/19	650	722
Roper Technologies Inc.	1.850%	11/15/17	3,825	3,823
Roper Technologies Inc.	2.050%	10/1/18	7,228	7,180
Roper Technologies Inc.	6.250%	9/1/19	1,868	2,107
1 Stanley Black & Decker Inc.	5.750%	12/15/53	2,800	3,017
Textron Inc.	4.625%	9/21/16	2,000	2,065
Textron Inc.	5.600%	12/1/17	2,275	2,450
Textron Inc.	7.250%	10/1/19	1,250	1,459
Tyco International Finance SA	8.500%	1/15/19	2,000	2,386
United Technologies Corp.	1.800%	6/1/17	16,874	17,044
United Technologies Corp.	5.375%	12/15/17	7,187	7,814
United Technologies Corp.	6.125%	2/1/19	6,650	7,546
United Technologies Corp.	4.500%	4/15/20	9,337	10,241
Valmont Industries Inc.	6.625%	4/20/20	668	762
Waste Management Inc.	2.600%	9/1/16	1,021	1,036
Waste Management Inc.	6.100%	3/15/18	5,147	5,681
Waste Management Inc.	4.750%	6/30/20	4,400	4,818
Xylem Inc.	3.550%	9/20/16	3,780	3,860
Communication (6.9%)
21st Century Fox America Inc.	7.250%	5/18/18	500	569
21st Century Fox America Inc.	8.250%	8/10/18	3,280	3,841
21st Century Fox America Inc.	6.900%	3/1/19	4,575	5,224
21st Century Fox America Inc.	5.650%	8/15/20	4,100	4,623
America Movil SAB de CV	2.375%	9/8/16	13,725	13,853
America Movil SAB de CV	5.625%	11/15/17	3,525	3,815
America Movil SAB de CV	5.000%	10/16/19	7,025	7,685
America Movil SAB de CV	5.000%	3/30/20	13,078	14,312
American Tower Corp.	4.500%	1/15/18	6,590	6,914
American Tower Corp.	3.400%	2/15/19	6,675	6,789
American Tower Corp.	2.800%	6/1/20	9,500	9,367
AT&T Inc.	1.600%	2/15/17	9,100	9,101
AT&T Inc.	1.700%	6/1/17	7,261	7,253
AT&T Inc.	1.400%	12/1/17	13,350	13,205
AT&T Inc.	5.500%	2/1/18	19,829	21,399
AT&T Inc.	5.600%	5/15/18	5,252	5,724
AT&T Inc.	2.375%	11/27/18	14,206	14,259
AT&T Inc.	5.800%	2/15/19	16,549	18,287
AT&T Inc.	2.300%	3/11/19	12,925	12,943
AT&T Inc.	2.450%	6/30/20	16,475	16,144
British Telecommunications plc	1.250%	2/14/17	3,465	3,456

14

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
British Telecommunications plc	5.950%	1/15/18	7,790	8,529
British Telecommunications plc	2.350%	2/14/19	6,925	6,903
CBS Corp.	1.950%	7/1/17	4,325	4,341
CBS Corp.	4.625%	5/15/18	1,025	1,091
CBS Corp.	2.300%	8/15/19	4,500	4,445
CBS Corp.	5.750%	4/15/20	3,410	3,805
CC Holdings GS V LLC / Crown Castle GS III Corp.	2.381%	12/15/17	8,175	8,188
2 CCO Safari II LLC	3.579%	7/23/20	14,575	14,543
Comcast Cable Communications LLC	8.875%	5/1/17	4,700	5,278
Comcast Corp.	6.500%	1/15/17	10,199	10,918
Comcast Corp.	6.300%	11/15/17	3,725	4,104
Comcast Corp.	5.875%	2/15/18	7,940	8,737
Comcast Corp.	5.700%	5/15/18	9,875	10,906
Comcast Corp.	5.700%	7/1/19	1,615	1,823
Comcast Corp.	5.150%	3/1/20	9,625	10,760
Deutsche Telekom International Finance BV	6.750%	8/20/18	6,400	7,266
Deutsche Telekom International Finance BV	6.000%	7/8/19	3,525	3,993
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	2.400%	3/15/17	13,040	13,141
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	1.750%	1/15/18	4,850	4,791
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.875%	10/1/19	5,443	6,086
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.200%	3/15/20	7,215	7,861
Discovery Communications LLC	5.625%	8/15/19	3,035	3,344
Discovery Communications LLC	5.050%	6/1/20	8,475	9,192
Graham Holdings Co.	7.250%	2/1/19	2,100	2,197
Grupo Televisa SAB	6.000%	5/15/18	2,350	2,568
Historic TW Inc.	6.875%	6/15/18	6,514	7,367
Interpublic Group of Cos. Inc.	2.250%	11/15/17	2,250	2,256
McGraw Hill Financial Inc.	5.900%	11/15/17	2,477	2,685
2 McGraw Hill Financial Inc.	2.500%	8/15/18	3,500	3,518
2 McGraw Hill Financial Inc.	3.300%	8/14/20	4,900	4,932
Moody's Corp.	2.750%	7/15/19	4,325	4,379
NBCUniversal Media LLC	5.150%	4/30/20	15,725	17,584
Nippon Telegraph & Telephone Corp.	1.400%	7/18/17	5,225	5,223
Omnicom Group Inc.	6.250%	7/15/19	2,900	3,304
Omnicom Group Inc.	4.450%	8/15/20	10,350	11,081
Orange SA	2.750%	9/14/16	5,650	5,741
Orange SA	2.750%	2/6/19	9,350	9,532
Orange SA	5.375%	7/8/19	7,980	8,851
Qwest Corp.	6.500%	6/1/17	2,862	3,050
RELX Capital Inc.	8.625%	1/15/19	875	1,038
Rogers Communications Inc.	6.800%	8/15/18	12,075	13,626
Scripps Networks Interactive Inc.	2.700%	12/15/16	3,625	3,677
Scripps Networks Interactive Inc.	2.750%	11/15/19	3,000	3,000
Scripps Networks Interactive Inc.	2.800%	6/15/20	6,450	6,345
Telefonica Emisiones SAU	6.221%	7/3/17	8,250	8,888
Telefonica Emisiones SAU	3.192%	4/27/18	11,690	11,960
Telefonica Emisiones SAU	5.877%	7/15/19	1,980	2,208
Telefonica Emisiones SAU	5.134%	4/27/20	12,525	13,827
Telefonos de Mexico SAB de CV	5.500%	11/15/19	1,250	1,396
Thomson Reuters Corp.	1.300%	2/23/17	4,850	4,833
Thomson Reuters Corp.	1.650%	9/29/17	3,025	3,020
Thomson Reuters Corp.	6.500%	7/15/18	8,850	9,913
Thomson Reuters Corp.	4.700%	10/15/19	4,575	4,970
Time Warner Cable Inc.	5.850%	5/1/17	8,750	9,282
Time Warner Cable Inc.	6.750%	7/1/18	15,156	16,875
Time Warner Cable Inc.	8.750%	2/14/19	15,275	18,033
Time Warner Cable Inc.	8.250%	4/1/19	10,550	12,330
Time Warner Cable Inc.	5.000%	2/1/20	11,575	12,427
Time Warner Cos. Inc.	7.250%	10/15/17	983	1,095
Time Warner Inc.	2.100%	6/1/19	3,650	3,604
Time Warner Inc.	4.875%	3/15/20	10,149	11,086
Verizon Communications Inc.	2.500%	9/15/16	8,517	8,639
Verizon Communications Inc.	2.000%	11/1/16	12,472	12,566
Verizon Communications Inc.	1.350%	6/9/17	9,350	9,325

15

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Verizon Communications Inc.	1.100%	11/1/17	5,000	4,948
Verizon Communications Inc.	5.500%	2/15/18	4,750	5,150
Verizon Communications Inc.	6.100%	4/15/18	7,482	8,239
Verizon Communications Inc.	3.650%	9/14/18	25,318	26,545
Verizon Communications Inc.	6.350%	4/1/19	18,550	21,035
Verizon Communications Inc.	2.550%	6/17/19	4,125	4,160
Verizon Communications Inc.	2.625%	2/21/20	23,348	23,355
Viacom Inc.	2.500%	12/15/16	3,500	3,540
Viacom Inc.	3.500%	4/1/17	2,775	2,832
Viacom Inc.	6.125%	10/5/17	4,800	5,181
Viacom Inc.	2.500%	9/1/18	4,655	4,616
Viacom Inc.	2.200%	4/1/19	4,100	3,986
Viacom Inc.	5.625%	9/15/19	2,500	2,725
Viacom Inc.	2.750%	12/15/19	3,100	3,045
Vodafone Group plc	5.625%	2/27/17	5,290	5,589
Vodafone Group plc	1.625%	3/20/17	4,625	4,621
Vodafone Group plc	1.250%	9/26/17	11,265	11,148
Vodafone Group plc	1.500%	2/19/18	5,550	5,473
Vodafone Group plc	4.625%	7/15/18	5,175	5,491
Vodafone Group plc	5.450%	6/10/19	9,620	10,537
Walt Disney Co.	5.625%	9/15/16	5,014	5,267
Walt Disney Co.	1.125%	2/15/17	3,450	3,460
Walt Disney Co.	0.875%	5/30/17	2,550	2,539
Walt Disney Co.	6.000%	7/17/17	4,209	4,593
Walt Disney Co.	1.100%	12/1/17	10,220	10,178
Walt Disney Co.	5.875%	12/15/17	3,700	4,072
Walt Disney Co.	1.850%	5/30/19	3,400	3,393
Consumer Cyclical (6.9%)
Advance Auto Parts Inc.	5.750%	5/1/20	2,175	2,408
2 Alibaba Group Holding Ltd.	1.625%	11/28/17	7,000	6,926
2 Alibaba Group Holding Ltd.	2.500%	11/28/19	15,850	15,550
Amazon.com Inc.	1.200%	11/29/17	7,300	7,254
Amazon.com Inc.	2.600%	12/5/19	13,800	13,962
American Honda Finance Corp.	1.125%	10/7/16	5,850	5,863
American Honda Finance Corp.	1.200%	7/14/17	3,800	3,789
American Honda Finance Corp.	1.550%	12/11/17	8,300	8,319
American Honda Finance Corp.	1.500%	3/13/18	3,500	3,488
American Honda Finance Corp.	1.600%	7/13/18	9,000	8,969
American Honda Finance Corp.	2.125%	10/10/18	8,150	8,194
American Honda Finance Corp.	2.250%	8/15/19	10,325	10,351
AutoNation Inc.	6.750%	4/15/18	2,325	2,572
AutoZone Inc.	1.300%	1/13/17	4,200	4,197
AutoZone Inc.	7.125%	8/1/18	1,325	1,504
Brinker International Inc.	2.600%	5/15/18	3,016	3,016
Carnival Corp.	1.875%	12/15/17	4,375	4,370
CDK Global Inc.	3.300%	10/15/19	1,500	1,501
Costco Wholesale Corp.	5.500%	3/15/17	7,150	7,646
Costco Wholesale Corp.	1.125%	12/15/17	8,000	7,960
Costco Wholesale Corp.	1.700%	12/15/19	8,050	7,942
Costco Wholesale Corp.	1.750%	2/15/20	4,085	4,030
CVS Health Corp.	1.200%	12/5/16	5,800	5,802
CVS Health Corp.	5.750%	6/1/17	7,778	8,341
CVS Health Corp.	1.900%	7/20/18	19,400	19,457
CVS Health Corp.	2.250%	12/5/18	11,407	11,509
CVS Health Corp.	2.250%	8/12/19	7,000	7,022
CVS Health Corp.	4.750%	5/18/20	2,517	2,729
CVS Health Corp.	2.800%	7/20/20	23,350	23,586
Darden Restaurants Inc.	6.450%	10/15/17	1,230	1,356
Dollar General Corp.	4.125%	7/15/17	4,000	4,137
Dollar General Corp.	1.875%	4/15/18	2,150	2,113
eBay Inc.	1.350%	7/15/17	4,200	4,140
eBay Inc.	2.200%	8/1/19	7,900	7,740
Expedia Inc.	7.456%	8/15/18	4,775	5,432

16

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Expedia Inc.	5.950%	8/15/20	1,825	2,008
Ford Motor Co.	6.500%	8/1/18	150	168
Ford Motor Credit Co. LLC	8.000%	12/15/16	12,575	13,546
Ford Motor Credit Co. LLC	4.250%	2/3/17	8,315	8,598
Ford Motor Credit Co. LLC	1.461%	3/27/17	2,600	2,584
Ford Motor Credit Co. LLC	3.000%	6/12/17	16,760	17,040
Ford Motor Credit Co. LLC	6.625%	8/15/17	9,812	10,611
Ford Motor Credit Co. LLC	1.724%	12/6/17	8,500	8,414
Ford Motor Credit Co. LLC	2.145%	1/9/18	8,775	8,737
Ford Motor Credit Co. LLC	2.375%	1/16/18	14,521	14,505
Ford Motor Credit Co. LLC	5.000%	5/15/18	18,605	19,804
Ford Motor Credit Co. LLC	2.240%	6/15/18	50	50
Ford Motor Credit Co. LLC	2.875%	10/1/18	8,880	8,956
Ford Motor Credit Co. LLC	2.375%	3/12/19	15,650	15,453
Ford Motor Credit Co. LLC	2.597%	11/4/19	9,150	9,009
Ford Motor Credit Co. LLC	8.125%	1/15/20	9,450	11,293
Ford Motor Credit Co. LLC	2.459%	3/27/20	2,500	2,427
Ford Motor Credit Co. LLC	3.157%	8/4/20	7,100	7,101
General Motors Co.	3.500%	10/2/18	8,985	9,120
General Motors Financial Co. Inc.	2.625%	7/10/17	2,615	2,615
General Motors Financial Co. Inc.	4.750%	8/15/17	4,750	4,934
General Motors Financial Co. Inc.	3.000%	9/25/17	8,785	8,818
General Motors Financial Co. Inc.	3.250%	5/15/18	3,745	3,764
General Motors Financial Co. Inc.	6.750%	6/1/18	11,600	12,731
General Motors Financial Co. Inc.	3.500%	7/10/19	7,000	7,052
General Motors Financial Co. Inc.	3.150%	1/15/20	7,000	6,912
General Motors Financial Co. Inc.	3.200%	7/13/20	11,750	11,618
Home Depot Inc.	2.250%	9/10/18	9,815	10,010
Home Depot Inc.	2.000%	6/15/19	8,780	8,797
Johnson Controls Inc.	2.600%	12/1/16	5,330	5,421
Johnson Controls Inc.	1.400%	11/2/17	1,400	1,388
Johnson Controls Inc.	5.000%	3/30/20	2,850	3,088
Lowe's Cos. Inc.	5.400%	10/15/16	1,000	1,049
Lowe's Cos. Inc.	1.625%	4/15/17	5,875	5,927
Lowe's Cos. Inc.	4.625%	4/15/20	4,125	4,513
Macy's Retail Holdings Inc.	5.900%	12/1/16	4,708	4,963
Macy's Retail Holdings Inc.	7.450%	7/15/17	2,180	2,399
Marriott International Inc.	6.375%	6/15/17	2,180	2,357
Marriott International Inc.	3.000%	3/1/19	3,935	4,003
Marriott International Inc.	3.375%	10/15/20	800	821
MasterCard Inc.	2.000%	4/1/19	5,625	5,654
McDonald's Corp.	5.300%	3/15/17	1,125	1,193
McDonald's Corp.	5.800%	10/15/17	3,520	3,825
McDonald's Corp.	5.350%	3/1/18	8,615	9,361
McDonald's Corp.	5.000%	2/1/19	4,435	4,849
McDonald's Corp.	1.875%	5/29/19	5,534	5,498
McDonald's Corp.	2.200%	5/26/20	250	247
McDonald's Corp.	3.500%	7/15/20	2,425	2,547
Nordstrom Inc.	6.250%	1/15/18	5,667	6,248
Nordstrom Inc.	4.750%	5/1/20	2,775	3,055
PACCAR Financial Corp.	1.600%	3/15/17	3,107	3,134
PACCAR Financial Corp.	1.100%	6/6/17	1,300	1,296
PACCAR Financial Corp.	1.400%	11/17/17	2,400	2,401
PACCAR Financial Corp.	1.450%	3/9/18	3,000	2,990
PACCAR Financial Corp.	1.400%	5/18/18	3,000	2,983
PACCAR Financial Corp.	1.750%	8/14/18	1,750	1,752
PACCAR Financial Corp.	2.200%	9/15/19	1,850	1,853
PACCAR Financial Corp.	2.500%	8/14/20	2,500	2,509
QVC Inc.	3.125%	4/1/19	2,250	2,221
Ralph Lauren Corp.	2.125%	9/26/18	1,475	1,489
Ralph Lauren Corp.	2.625%	8/18/20	2,000	1,998
Staples Inc.	2.750%	1/12/18	2,925	2,947
Starbucks Corp.	0.875%	12/5/16	5,360	5,359
Starbucks Corp.	2.000%	12/5/18	3,525	3,578

17

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Starwood Hotels & Resorts Worldwide Inc.	6.750%	5/15/18	1,300	1,440
Target Corp.	5.375%	5/1/17	2,928	3,135
Target Corp.	6.000%	1/15/18	7,250	7,987
Target Corp.	2.300%	6/26/19	9,175	9,293
Target Corp.	3.875%	7/15/20	8,225	8,862
TJX Cos. Inc.	6.950%	4/15/19	4,775	5,556
Toyota Motor Credit Corp.	2.000%	9/15/16	9,259	9,373
Toyota Motor Credit Corp.	2.050%	1/12/17	6,775	6,869
Toyota Motor Credit Corp.	1.125%	5/16/17	6,575	6,579
Toyota Motor Credit Corp.	1.750%	5/22/17	8,925	9,004
Toyota Motor Credit Corp.	1.250%	10/5/17	9,900	9,878
Toyota Motor Credit Corp.	1.375%	1/10/18	5,544	5,533
Toyota Motor Credit Corp.	1.450%	1/12/18	8,850	8,833
Toyota Motor Credit Corp.	1.550%	7/13/18	9,000	8,959
Toyota Motor Credit Corp.	2.000%	10/24/18	7,980	8,001
Toyota Motor Credit Corp.	2.100%	1/17/19	13,154	13,221
Toyota Motor Credit Corp.	2.125%	7/18/19	6,600	6,596
Toyota Motor Credit Corp.	2.150%	3/12/20	14,000	13,909
Toyota Motor Credit Corp.	4.500%	6/17/20	1,750	1,913
Wal-Mart Stores Inc.	5.375%	4/5/17	7,225	7,733
Wal-Mart Stores Inc.	5.800%	2/15/18	11,953	13,239
Wal-Mart Stores Inc.	1.125%	4/11/18	14,030	13,955
Wal-Mart Stores Inc.	1.950%	12/15/18	10,645	10,762
Wal-Mart Stores Inc.	4.125%	2/1/19	250	270
Wal-Mart Stores Inc.	3.625%	7/8/20	9,233	9,844
Walgreen Co.	5.250%	1/15/19	1,352	1,492
Walgreens Boots Alliance Inc.	1.750%	11/17/17	6,800	6,809
Walgreens Boots Alliance Inc.	2.700%	11/18/19	10,261	10,262
Western Union Co.	5.930%	10/1/16	7,254	7,584
Western Union Co.	2.875%	12/10/17	1,965	2,004
Western Union Co.	3.650%	8/22/18	4,115	4,272
Western Union Co.	5.253%	4/1/20	2,175	2,372
Wyndham Worldwide Corp.	6.000%	12/1/16	1,688	1,773
Wyndham Worldwide Corp.	2.950%	3/1/17	2,700	2,727
Wyndham Worldwide Corp.	2.500%	3/1/18	2,576	2,565
Yum! Brands Inc.	6.250%	3/15/18	868	955
Yum! Brands Inc.	5.300%	9/15/19	900	991
Consumer Noncyclical (13.2%)
Abbott Laboratories	5.125%	4/1/19	2,440	2,684
Abbott Laboratories	2.000%	3/15/20	10,100	10,036
Abbott Laboratories	4.125%	5/27/20	4,065	4,406
AbbVie Inc.	1.750%	11/6/17	26,630	26,604
AbbVie Inc.	1.800%	5/14/18	25,250	25,095
AbbVie Inc.	2.000%	11/6/18	8,575	8,548
AbbVie Inc.	2.500%	5/14/20	24,929	24,669
Actavis Funding SCS	1.850%	3/1/17	8,000	8,008
Actavis Funding SCS	1.300%	6/15/17	4,800	4,758
Actavis Funding SCS	2.350%	3/12/18	20,200	20,198
Actavis Funding SCS	2.450%	6/15/19	7,187	7,144
Actavis Funding SCS	3.000%	3/12/20	23,050	22,811
Actavis Inc.	1.875%	10/1/17	10,349	10,309
Actavis Inc.	6.125%	8/15/19	750	845
Agilent Technologies Inc.	5.000%	7/15/20	3,125	3,417
Allergan Inc.	1.350%	3/15/18	2,025	1,992
Altria Group Inc.	9.700%	11/10/18	2,015	2,481
Altria Group Inc.	9.250%	8/6/19	6,768	8,400
Altria Group Inc.	2.625%	1/14/20	14,500	14,486
AmerisourceBergen Corp.	1.150%	5/15/17	5,775	5,736
AmerisourceBergen Corp.	4.875%	11/15/19	2,650	2,923
Amgen Inc.	2.500%	11/15/16	6,713	6,810
Amgen Inc.	2.125%	5/15/17	10,119	10,227
Amgen Inc.	1.250%	5/22/17	6,825	6,805
Amgen Inc.	5.850%	6/1/17	6,462	6,941

18

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Amgen Inc.	6.150%	6/1/18	3,845	4,299
Amgen Inc.	5.700%	2/1/19	3,186	3,561
Amgen Inc.	2.200%	5/22/19	15,945	15,822
Amgen Inc.	4.500%	3/15/20	1,450	1,574
Amgen Inc.	2.125%	5/1/20	7,215	7,035
Anheuser-Busch Cos. LLC	5.600%	3/1/17	1,486	1,586
Anheuser-Busch Cos. LLC	5.500%	1/15/18	6,667	7,291
Anheuser-Busch Cos. LLC	5.000%	3/1/19	1,631	1,790
Anheuser-Busch InBev Finance Inc.	1.125%	1/27/17	1,504	1,507
Anheuser-Busch InBev Finance Inc.	1.250%	1/17/18	11,775	11,703
Anheuser-Busch InBev Finance Inc.	2.150%	2/1/19	10,600	10,649
Anheuser-Busch InBev Worldwide Inc.	1.375%	7/15/17	22,175	22,232
Anheuser-Busch InBev Worldwide Inc.	7.750%	1/15/19	18,235	21,476
Anheuser-Busch InBev Worldwide Inc.	6.875%	11/15/19	8,572	10,164
Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	12,900	14,443
Anheuser-Busch InBev Worldwide Inc.	5.000%	4/15/20	3,000	3,343
Archer-Daniels-Midland Co.	5.450%	3/15/18	4,775	5,247
AstraZeneca plc	5.900%	9/15/17	11,050	12,042
AstraZeneca plc	1.950%	9/18/19	7,692	7,642
2 Baxalta Inc.	2.000%	6/22/18	2,400	2,393
2 Baxalta Inc.	2.875%	6/23/20	7,300	7,237
Baxter International Inc.	5.900%	9/1/16	1	1
Baxter International Inc.	1.850%	1/15/17	3,400	3,416
Baxter International Inc.	5.375%	6/1/18	2,725	2,975
Baxter International Inc.	1.850%	6/15/18	8,300	8,232
Baxter International Inc.	4.500%	8/15/19	2,410	2,589
Baxter International Inc.	4.250%	3/15/20	3,775	3,990
Beam Suntory Inc.	1.875%	5/15/17	1,125	1,132
Beam Suntory Inc.	1.750%	6/15/18	2,725	2,706
Becton Dickinson & Co.	1.750%	11/8/16	2,875	2,886
Becton Dickinson & Co.	1.450%	5/15/17	4,900	4,876
Becton Dickinson & Co.	1.800%	12/15/17	11,105	11,094
Becton Dickinson & Co.	5.000%	5/15/19	2,850	3,091
Becton Dickinson & Co.	6.375%	8/1/19	3,250	3,711
Becton Dickinson & Co.	2.675%	12/15/19	9,050	9,067
Biogen Inc.	6.875%	3/1/18	4,720	5,294
Boston Scientific Corp.	5.125%	1/12/17	1,650	1,726
Boston Scientific Corp.	2.650%	10/1/18	8,200	8,255
Boston Scientific Corp.	6.000%	1/15/20	5,450	6,093
Boston Scientific Corp.	2.850%	5/15/20	2,650	2,633
Bottling Group LLC	5.125%	1/15/19	8,535	9,411
Bristol-Myers Squibb Co.	0.875%	8/1/17	5,800	5,752
Bristol-Myers Squibb Co.	1.750%	3/1/19	3,150	3,135
Brown-Forman Corp.	1.000%	1/15/18	2,150	2,096
Bunge Ltd. Finance Corp.	3.200%	6/15/17	5,165	5,268
Bunge Ltd. Finance Corp.	8.500%	6/15/19	5,100	6,103
Campbell Soup Co.	3.050%	7/15/17	2,645	2,727
Campbell Soup Co.	4.500%	2/15/19	1,110	1,192
Cardinal Health Inc.	1.900%	6/15/17	3,900	3,920
Cardinal Health Inc.	1.700%	3/15/18	6,160	6,120
Cardinal Health Inc.	1.950%	6/15/18	1,975	1,972
Catholic Health Initiatives Colorado GO	1.600%	11/1/17	1,200	1,197
Celgene Corp.	1.900%	8/15/17	3,700	3,719
Celgene Corp.	2.125%	8/15/18	5,000	5,000
Celgene Corp.	2.300%	8/15/18	3,175	3,185
Celgene Corp.	2.250%	5/15/19	4,350	4,363
Celgene Corp.	2.875%	8/15/20	4,925	4,933
Celgene Corp.	3.950%	10/15/20	5,000	5,246
Church & Dwight Co. Inc.	2.450%	12/15/19	3,375	3,400
Clorox Co.	5.950%	10/15/17	3,406	3,707
Coca-Cola Co.	1.800%	9/1/16	4,725	4,776
Coca-Cola Co.	0.750%	11/1/16	450	450
Coca-Cola Co.	1.650%	3/14/18	3,541	3,570
Coca-Cola Co.	1.150%	4/1/18	14,413	14,332

19

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Coca-Cola Co.	1.650%	11/1/18	14,745	14,811
Coca-Cola Enterprises Inc.	3.500%	9/15/20	900	937
Coca-Cola Femsa SAB de CV	2.375%	11/26/18	9,100	9,190
Coca-Cola Femsa SAB de CV	4.625%	2/15/20	2,175	2,354
Colgate-Palmolive Co.	1.300%	1/15/17	3,106	3,128
Colgate-Palmolive Co.	2.625%	5/1/17	625	643
Colgate-Palmolive Co.	0.900%	5/1/18	2,950	2,935
Colgate-Palmolive Co.	1.500%	11/1/18	1,925	1,922
Colgate-Palmolive Co.	1.750%	3/15/19	6,844	6,859
ConAgra Foods Inc.	5.819%	6/15/17	1,526	1,634
ConAgra Foods Inc.	1.900%	1/25/18	15,900	15,788
Covidien International Finance SA	6.000%	10/15/17	12,175	13,282
Covidien International Finance SA	4.200%	6/15/20	325	350
CR Bard Inc.	1.375%	1/15/18	3,675	3,633
Diageo Capital plc	5.500%	9/30/16	3,371	3,531
Diageo Capital plc	1.500%	5/11/17	9,198	9,217
Diageo Capital plc	5.750%	10/23/17	7,390	8,019
Diageo Capital plc	1.125%	4/29/18	4,863	4,794
Diageo Capital plc	4.828%	7/15/20	4,210	4,659
Dignity Health California GO	2.637%	11/1/19	1,700	1,730
Dr Pepper Snapple Group Inc.	6.820%	5/1/18	6,670	7,528
Dr Pepper Snapple Group Inc.	2.600%	1/15/19	1,750	1,765
Dr Pepper Snapple Group Inc.	2.000%	1/15/20	500	487
Edwards Lifesciences Corp.	2.875%	10/15/18	3,950	4,009
Eli Lilly & Co.	5.200%	3/15/17	5,170	5,488
Eli Lilly & Co.	1.250%	3/1/18	4,800	4,797
Eli Lilly & Co.	1.950%	3/15/19	5,025	5,048
Express Scripts Holding Co.	2.650%	2/15/17	12,358	12,521
Express Scripts Holding Co.	2.250%	6/15/19	4,300	4,254
Express Scripts Holding Co.	7.250%	6/15/19	6,140	7,177
General Mills Inc.	5.700%	2/15/17	8,955	9,510
General Mills Inc.	1.400%	10/20/17	1,800	1,793
General Mills Inc.	5.650%	2/15/19	8,215	9,120
General Mills Inc.	2.200%	10/21/19	4,900	4,883
Gilead Sciences Inc.	3.050%	12/1/16	6,490	6,646
Gilead Sciences Inc.	2.050%	4/1/19	5,982	5,982
Gilead Sciences Inc.	2.350%	2/1/20	3,150	3,158
GlaxoSmithKline Capital Inc.	5.650%	5/15/18	17,920	19,808
GlaxoSmithKline Capital plc	1.500%	5/8/17	16,026	16,098
Hasbro Inc.	6.300%	9/15/17	1,975	2,149
Hershey Co.	5.450%	9/1/16	1,400	1,465
Hershey Co.	1.500%	11/1/16	4,350	4,378
Hershey Co.	1.600%	8/21/18	2,000	2,003
2 JM Smucker Co.	1.750%	3/15/18	2,500	2,499
2 JM Smucker Co.	2.500%	3/15/20	5,000	4,981
Johnson & Johnson	5.550%	8/15/17	6,400	6,948
Johnson & Johnson	1.125%	11/21/17	3,000	3,003
Johnson & Johnson	5.150%	7/15/18	8,502	9,386
Johnson & Johnson	1.650%	12/5/18	6,150	6,202
Johnson & Johnson	1.875%	12/5/19	7,025	7,073
Kellogg Co.	1.875%	11/17/16	5,100	5,138
Kellogg Co.	1.750%	5/17/17	2,775	2,784
Kellogg Co.	3.250%	5/21/18	450	467
Kellogg Co.	4.150%	11/15/19	3,225	3,437
Kimberly-Clark Corp.	6.125%	8/1/17	9,671	10,563
Kimberly-Clark Corp.	6.250%	7/15/18	1,478	1,668
Kimberly-Clark Corp.	7.500%	11/1/18	3,375	3,978
Kimberly-Clark Corp.	1.900%	5/22/19	1,000	1,001
Kimberly-Clark Corp.	1.850%	3/1/20	525	519
Kimberly-Clark Corp.	3.625%	8/1/20	1,300	1,382
Kimberly-Clark Corp.	2.150%	8/15/20	1,825	1,818
Koninklijke Philips NV	5.750%	3/11/18	8,850	9,627
Kraft Foods Group Inc.	2.250%	6/5/17	8,099	8,179
Kraft Foods Group Inc.	6.125%	8/23/18	7,025	7,798

20

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Kraft Foods Group Inc.	5.375%	2/10/20	6,454	7,140
2 Kraft Heinz Foods Co.	1.600%	6/30/17	7,500	7,490
2 Kraft Heinz Foods Co.	2.000%	7/2/18	9,725	9,705
2 Kraft Heinz Foods Co.	2.800%	7/2/20	11,555	11,540
Kroger Co.	1.200%	10/17/16	210	210
Kroger Co.	2.200%	1/15/17	4,240	4,281
Kroger Co.	6.400%	8/15/17	6,906	7,513
Kroger Co.	6.800%	12/15/18	425	486
Kroger Co.	2.300%	1/15/19	7,525	7,506
Kroger Co.	6.150%	1/15/20	3,625	4,124
Laboratory Corp. of America Holdings	2.200%	8/23/17	5,300	5,324
Laboratory Corp. of America Holdings	2.625%	2/1/20	4,400	4,389
Life Technologies Corp.	6.000%	3/1/20	4,375	4,908
Mattel Inc.	2.500%	11/1/16	1,655	1,674
Mattel Inc.	2.350%	5/6/19	1,875	1,863
McKesson Corp.	5.700%	3/1/17	2,060	2,190
McKesson Corp.	1.292%	3/10/17	5,000	4,977
McKesson Corp.	1.400%	3/15/18	3,550	3,499
McKesson Corp.	7.500%	2/15/19	3,200	3,725
McKesson Corp.	2.284%	3/15/19	8,750	8,764
Mead Johnson Nutrition Co.	4.900%	11/1/19	4,475	4,871
Medco Health Solutions Inc.	7.125%	3/15/18	10,545	11,814
2 Medtronic Inc.	1.500%	3/15/18	2,400	2,390
Medtronic Inc.	1.375%	4/1/18	12,400	12,319
Medtronic Inc.	5.600%	3/15/19	3,727	4,179
2 Medtronic Inc.	2.500%	3/15/20	22,963	23,014
Medtronic Inc.	4.450%	3/15/20	7,757	8,451
Merck & Co. Inc.	1.100%	1/31/18	8,726	8,706
Merck & Co. Inc.	1.300%	5/18/18	8,790	8,747
Merck & Co. Inc.	1.850%	2/10/20	4,925	4,894
Merck Sharp & Dohme Corp.	5.000%	6/30/19	9,725	10,776
Molson Coors Brewing Co.	2.000%	5/1/17	1,100	1,108
Mondelez International Inc.	6.500%	8/11/17	4,557	4,984
Mondelez International Inc.	6.125%	2/1/18	9,075	10,046
Mondelez International Inc.	6.125%	8/23/18	500	560
Mondelez International Inc.	2.250%	2/1/19	5,560	5,551
Mondelez International Inc.	5.375%	2/10/20	3,351	3,703
Mylan Inc.	1.350%	11/29/16	2,480	2,458
Mylan Inc.	2.600%	6/24/18	2,742	2,737
Mylan Inc.	2.550%	3/28/19	8,029	7,868
Newell Rubbermaid Inc.	2.050%	12/1/17	6,950	6,957
Newell Rubbermaid Inc.	2.875%	12/1/19	5,200	5,195
Novant Health Inc.	5.850%	11/1/19	1,300	1,482
Novartis Capital Corp.	4.400%	4/24/20	5,675	6,243
Novartis Securities Investment Ltd.	5.125%	2/10/19	23,070	25,589
PepsiAmericas Inc.	5.000%	5/15/17	750	799
PepsiCo Inc.	0.950%	2/22/17	1,300	1,299
PepsiCo Inc.	1.125%	7/17/17	4,500	4,494
PepsiCo Inc.	1.250%	8/13/17	9,917	9,929
PepsiCo Inc.	1.250%	4/30/18	4,700	4,675
PepsiCo Inc.	5.000%	6/1/18	13,006	14,194
PepsiCo Inc.	7.900%	11/1/18	10,664	12,627
PepsiCo Inc.	2.250%	1/7/19	3,425	3,468
PepsiCo Inc.	4.500%	1/15/20	7,225	7,920
PepsiCo Inc.	1.850%	4/30/20	6,625	6,483
Perrigo Co. plc	2.300%	11/8/18	8,125	8,106
Pfizer Inc.	0.900%	1/15/17	3,850	3,851
Pfizer Inc.	1.100%	5/15/17	6,872	6,877
Pfizer Inc.	1.500%	6/15/18	11,697	11,664
Pfizer Inc.	6.200%	3/15/19	19,182	21,855
Pfizer Inc.	2.100%	5/15/19	14,775	14,849
Pharmacia Corp.	6.500%	12/1/18	1,340	1,538
Philip Morris International Inc.	1.625%	3/20/17	5,500	5,539
Philip Morris International Inc.	1.250%	8/11/17	2,400	2,398

21

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Philip Morris International Inc.	1.125%	8/21/17	8,664	8,635
Philip Morris International Inc.	1.250%	11/9/17	600	597
Philip Morris International Inc.	5.650%	5/16/18	13,545	14,924
Philip Morris International Inc.	1.875%	1/15/19	11,525	11,490
Philip Morris International Inc.	4.500%	3/26/20	2,700	2,939
Procter & Gamble Co.	1.600%	11/15/18	4,050	4,085
Procter & Gamble Co.	4.700%	2/15/19	11,885	13,076
Procter & Gamble Co.	1.900%	11/1/19	5,700	5,725
Quest Diagnostics Inc.	2.700%	4/1/19	2,200	2,226
Quest Diagnostics Inc.	4.750%	1/30/20	3,375	3,687
Quest Diagnostics Inc.	2.500%	3/30/20	2,600	2,578
2 Reynolds American Inc.	3.500%	8/4/16	5,579	5,679
Reynolds American Inc.	6.750%	6/15/17	4,850	5,248
2 Reynolds American Inc.	2.300%	8/21/17	2,515	2,533
Reynolds American Inc.	7.750%	6/1/18	1,350	1,545
Reynolds American Inc.	2.300%	6/12/18	6,675	6,712
2 Reynolds American Inc.	8.125%	6/23/19	3,842	4,529
2 Reynolds American Inc.	6.875%	5/1/20	5,300	6,118
Reynolds American Inc.	3.250%	6/12/20	12,265	12,423
Sanofi	1.250%	4/10/18	10,414	10,326
Stryker Corp.	2.000%	9/30/16	2,077	2,096
Stryker Corp.	1.300%	4/1/18	4,350	4,316
Stryker Corp.	4.375%	1/15/20	3,700	4,043
Sysco Corp.	5.250%	2/12/18	4,373	4,760
Sysco Corp.	5.375%	3/17/19	150	168
Teva Pharmaceutical Finance Co. BV	2.400%	11/10/16	5,993	6,058
Teva Pharmaceutical Finance IV LLC	2.250%	3/18/20	6,100	5,907
Thermo Fisher Scientific Inc.	1.300%	2/1/17	5,474	5,444
Thermo Fisher Scientific Inc.	1.850%	1/15/18	4,762	4,753
Thermo Fisher Scientific Inc.	2.400%	2/1/19	6,820	6,814
Thermo Fisher Scientific Inc.	4.700%	5/1/20	275	299
Tyson Foods Inc.	2.650%	8/15/19	11,000	10,976
Unilever Capital Corp.	0.850%	8/2/17	3,575	3,558
Unilever Capital Corp.	4.800%	2/15/19	5,375	5,878
Unilever Capital Corp.	2.200%	3/6/19	5,220	5,277
Unilever Capital Corp.	2.100%	7/30/20	4,525	4,493
Whirlpool Corp.	1.350%	3/1/17	2,150	2,151
Whirlpool Corp.	1.650%	11/1/17	200	200
Whirlpool Corp.	2.400%	3/1/19	7,595	7,618
Wyeth LLC	5.450%	4/1/17	3,945	4,219
Zimmer Biomet Holdings Inc.	1.450%	4/1/17	5,000	4,994
Zimmer Biomet Holdings Inc.	2.000%	4/1/18	7,125	7,092
Zimmer Biomet Holdings Inc.	4.625%	11/30/19	3,925	4,244
Zimmer Biomet Holdings Inc.	2.700%	4/1/20	8,960	8,865
Zoetis Inc.	1.875%	2/1/18	3,025	3,008
Energy (8.7%)
Anadarko Petroleum Corp.	5.950%	9/15/16	15,425	16,096
Anadarko Petroleum Corp.	6.375%	9/15/17	14,475	15,663
Anadarko Petroleum Corp.	8.700%	3/15/19	4,495	5,323
Anadarko Petroleum Corp.	6.950%	6/15/19	750	850
Apache Corp.	5.625%	1/15/17	4,100	4,367
Apache Corp.	1.750%	4/15/17	4,763	4,799
Apache Corp.	6.900%	9/15/18	1,775	2,002
Baker Hughes Inc.	7.500%	11/15/18	5,625	6,493
Boardwalk Pipelines LP	5.500%	2/1/17	2,200	2,271
Boardwalk Pipelines LP	5.750%	9/15/19	3,105	3,256
BP Capital Markets plc	2.248%	11/1/16	5,285	5,354
BP Capital Markets plc	1.846%	5/5/17	12,457	12,553
BP Capital Markets plc	1.375%	11/6/17	7,900	7,869
BP Capital Markets plc	1.674%	2/13/18	7,650	7,666
BP Capital Markets plc	1.375%	5/10/18	11,730	11,605
BP Capital Markets plc	2.241%	9/26/18	9,200	9,274
BP Capital Markets plc	4.750%	3/10/19	6,465	7,043

22

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
BP Capital Markets plc	2.237%	5/10/19	10,475	10,491
BP Capital Markets plc	2.521%	1/15/20	6,325	6,356
BP Capital Markets plc	2.315%	2/13/20	6,750	6,740
Buckeye Partners LP	6.050%	1/15/18	2,525	2,661
Buckeye Partners LP	2.650%	11/15/18	3,078	2,976
Cameron International Corp.	1.150%	12/15/16	2,100	2,088
Cameron International Corp.	6.375%	7/15/18	6,800	7,504
Canadian Natural Resources Ltd.	5.700%	5/15/17	8,314	8,784
Canadian Natural Resources Ltd.	1.750%	1/15/18	5,425	5,308
Canadian Natural Resources Ltd.	5.900%	2/1/18	1,775	1,912
Cenovus Energy Inc.	5.700%	10/15/19	8,350	9,133
CenterPoint Energy Resources Corp.	6.125%	11/1/17	900	987
CenterPoint Energy Resources Corp.	6.000%	5/15/18	900	1,000
Chevron Corp.	1.345%	11/15/17	8,750	8,735
Chevron Corp.	1.104%	12/5/17	9,385	9,320
Chevron Corp.	1.365%	3/2/18	13,800	13,733
Chevron Corp.	1.718%	6/24/18	19,675	19,736
Chevron Corp.	4.950%	3/3/19	10,121	11,115
Chevron Corp.	2.193%	11/15/19	4,275	4,296
Chevron Corp.	1.961%	3/3/20	11,025	10,890
Chevron Corp.	2.427%	6/24/20	5,525	5,542
2 Columbia Pipeline Group Inc.	2.450%	6/1/18	3,200	3,200
2 Columbia Pipeline Group Inc.	3.300%	6/1/20	4,800	4,787
ConocoPhillips	5.200%	5/15/18	3,340	3,638
ConocoPhillips	6.650%	7/15/18	2,489	2,817
ConocoPhillips	5.750%	2/1/19	11,194	12,521
ConocoPhillips	6.000%	1/15/20	7,206	8,266
ConocoPhillips Canada Funding Co. I	5.625%	10/15/16	9,550	10,030
ConocoPhillips Co.	1.050%	12/15/17	9,500	9,397
ConocoPhillips Co.	1.500%	5/15/18	2,500	2,483
ConocoPhillips Co.	2.200%	5/15/20	6,350	6,286
Devon Energy Corp.	2.250%	12/15/18	5,425	5,411
Devon Energy Corp.	6.300%	1/15/19	4,465	4,994
Diamond Offshore Drilling Inc.	5.875%	5/1/19	3,575	3,885
Dominion Gas Holdings LLC	1.050%	11/1/16	200	200
Dominion Gas Holdings LLC	2.500%	12/15/19	8,500	8,561
El Paso Natural Gas Co. LLC	5.950%	4/15/17	4,050	4,297
2 Enable Midstream Partners LP	2.400%	5/15/19	3,700	3,485
Enbridge Energy Partners LP	5.875%	12/15/16	3,139	3,303
Enbridge Energy Partners LP	6.500%	4/15/18	2,551	2,770
Enbridge Energy Partners LP	9.875%	3/1/19	1,825	2,201
Enbridge Energy Partners LP	5.200%	3/15/20	6,250	6,680
Enbridge Inc.	5.600%	4/1/17	1,153	1,222
Encana Corp.	6.500%	5/15/19	3,820	4,325
Energy Transfer Partners LP	6.125%	2/15/17	5,850	6,153
Energy Transfer Partners LP	2.500%	6/15/18	4,200	4,170
Energy Transfer Partners LP	6.700%	7/1/18	9,275	10,152
Energy Transfer Partners LP	9.700%	3/15/19	2,000	2,392
Energy Transfer Partners LP	9.000%	4/15/19	1,425	1,675
EnLink Midstream Partners LP	2.700%	4/1/19	2,775	2,726
Enterprise Products Operating LLC	6.300%	9/15/17	4,769	5,184
Enterprise Products Operating LLC	6.650%	4/15/18	1,469	1,632
Enterprise Products Operating LLC	1.650%	5/7/18	3,000	2,969
Enterprise Products Operating LLC	6.500%	1/31/19	6,700	7,493
Enterprise Products Operating LLC	2.550%	10/15/19	7,175	7,137
Enterprise Products Operating LLC	5.250%	1/31/20	5,475	5,985
1 Enterprise Products Operating LLC	8.375%	8/1/66	965	948
1 Enterprise Products Operating LLC	7.034%	1/15/68	6,601	7,030
EOG Resources Inc.	5.875%	9/15/17	3,005	3,263
EOG Resources Inc.	6.875%	10/1/18	1,825	2,095
EOG Resources Inc.	5.625%	6/1/19	6,627	7,431
EOG Resources Inc.	4.400%	6/1/20	8,075	8,777
EQT Corp.	6.500%	4/1/18	3,543	3,841
EQT Corp.	8.125%	6/1/19	4,525	5,300

23

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Exxon Mobil Corp.	1.305%	3/6/18	9,200	9,182
Exxon Mobil Corp.	1.819%	3/15/19	10,673	10,695
Exxon Mobil Corp.	1.912%	3/6/20	15,000	14,925
FMC Technologies Inc.	2.000%	10/1/17	2,240	2,224
Halliburton Co.	2.000%	8/1/18	1,750	1,755
Halliburton Co.	5.900%	9/15/18	4,775	5,305
Halliburton Co.	6.150%	9/15/19	6,375	7,260
Hess Corp.	1.300%	6/15/17	2,200	2,174
Hess Corp.	8.125%	2/15/19	7,388	8,600
Husky Energy Inc.	6.150%	6/15/19	1,010	1,125
Husky Energy Inc.	7.250%	12/15/19	6,870	7,869
Kinder Morgan Energy Partners LP	6.000%	2/1/17	4,027	4,231
Kinder Morgan Energy Partners LP	5.950%	2/15/18	10,100	10,837
Kinder Morgan Energy Partners LP	2.650%	2/1/19	525	512
Kinder Morgan Energy Partners LP	9.000%	2/1/19	3,500	4,111
Kinder Morgan Energy Partners LP	6.850%	2/15/20	5,175	5,793
Kinder Morgan Energy Partners LP	6.500%	4/1/20	3,675	4,105
Kinder Morgan Inc.	7.000%	6/15/17	9,722	10,430
Kinder Morgan Inc.	2.000%	12/1/17	3,250	3,201
Kinder Morgan Inc.	7.250%	6/1/18	1,000	1,105
Kinder Morgan Inc.	3.050%	12/1/19	10,775	10,584
Magellan Midstream Partners LP	5.650%	10/15/16	1,525	1,595
Magellan Midstream Partners LP	6.550%	7/15/19	3,696	4,153
Marathon Oil Corp.	6.000%	10/1/17	2,925	3,135
Marathon Oil Corp.	5.900%	3/15/18	8,702	9,390
Marathon Oil Corp.	2.700%	6/1/20	3,210	3,115
Murphy Oil Corp.	2.500%	12/1/17	4,600	4,519
Nabors Industries Inc.	2.350%	9/15/16	1,500	1,492
Nabors Industries Inc.	6.150%	2/15/18	6,750	7,117
Nabors Industries Inc.	9.250%	1/15/19	1,550	1,761
National Fuel Gas Co.	8.750%	5/1/19	2,300	2,640
National Oilwell Varco Inc.	1.350%	12/1/17	3,060	3,026
Noble Energy Inc.	8.250%	3/1/19	8,000	9,289
Noble Holding International Ltd.	2.500%	3/15/17	4,075	3,965
Noble Holding International Ltd.	4.900%	8/1/20	2,225	2,044
Occidental Petroleum Corp.	1.750%	2/15/17	9,974	10,029
Occidental Petroleum Corp.	1.500%	2/15/18	4,860	4,825
ONEOK Partners LP	6.150%	10/1/16	2,450	2,556
ONEOK Partners LP	2.000%	10/1/17	3,775	3,721
ONEOK Partners LP	3.200%	9/15/18	2,450	2,460
ONEOK Partners LP	8.625%	3/1/19	6,575	7,740
Panhandle Eastern Pipe Line Co. LP	6.200%	11/1/17	1,561	1,690
Panhandle Eastern Pipe Line Co. LP	7.000%	6/15/18	5,347	5,966
Petro-Canada	6.050%	5/15/18	3,586	3,955
Phillips 66	2.950%	5/1/17	14,865	15,194
Phillips 66 Partners LP	2.646%	2/15/20	2,225	2,158
Pioneer Natural Resources Co.	6.650%	3/15/17	2,445	2,590
Pioneer Natural Resources Co.	6.875%	5/1/18	4,125	4,516
Pioneer Natural Resources Co.	7.500%	1/15/20	2,775	3,163
Plains All American Pipeline LP / PAA Finance Corp.	6.125%	1/15/17	2,370	2,487
Plains All American Pipeline LP / PAA Finance Corp.	6.500%	5/1/18	5,650	6,209
Plains All American Pipeline LP / PAA Finance Corp.	8.750%	5/1/19	5,140	6,025
Plains All American Pipeline LP / PAA Finance Corp.	5.750%	1/15/20	5,640	6,131
Pride International Inc.	8.500%	6/15/19	4,125	4,575
Pride International Inc.	6.875%	8/15/20	8,300	8,716
Questar Corp.	2.750%	2/1/16	275	277
Rowan Cos. Inc.	5.000%	9/1/17	1,700	1,717
Rowan Cos. Inc.	7.875%	8/1/19	5,125	5,533
Shell International Finance BV	0.900%	11/15/16	2,050	2,047
Shell International Finance BV	5.200%	3/22/17	7,200	7,628
Shell International Finance BV	1.125%	8/21/17	7,295	7,237
Shell International Finance BV	1.900%	8/10/18	9,450	9,494
Shell International Finance BV	2.000%	11/15/18	15,525	15,583
Shell International Finance BV	4.300%	9/22/19	13,775	14,870

24

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Shell International Finance BV	4.375%	3/25/20	6,905	7,548
Shell International Finance BV	2.125%	5/11/20	16,344	16,197
2 Southern Natural Gas Co. LLC	5.900%	4/1/17	2,858	3,016
Southwestern Energy Co.	3.300%	1/23/18	1,725	1,719
Southwestern Energy Co.	7.500%	2/1/18	5,606	6,019
Southwestern Energy Co.	4.050%	1/23/20	11,575	11,451
Spectra Energy Capital LLC	6.200%	4/15/18	2,907	3,175
Spectra Energy Capital LLC	8.000%	10/1/19	3,825	4,472
Spectra Energy Partners LP	2.950%	9/25/18	9,698	9,756
Suncor Energy Inc.	6.100%	6/1/18	11,327	12,528
Sunoco Inc.	5.750%	1/15/17	1,100	1,146
Sunoco Logistics Partners Operations LP	5.500%	2/15/20	1,200	1,294
Talisman Energy Inc.	7.750%	6/1/19	5,000	5,681
Tennessee Gas Pipeline Co. LLC	7.500%	4/1/17	3,275	3,535
Total Capital Canada Ltd.	1.450%	1/15/18	11,179	11,152
Total Capital International SA	1.500%	2/17/17	9,075	9,121
Total Capital International SA	1.550%	6/28/17	11,601	11,648
Total Capital International SA	2.125%	1/10/19	7,334	7,390
Total Capital International SA	2.100%	6/19/19	5,650	5,702
Total Capital SA	2.125%	8/10/18	11,865	11,993
Total Capital SA	4.450%	6/24/20	9,250	10,129
TransCanada PipeLines Ltd.	1.875%	1/12/18	2,750	2,759
TransCanada PipeLines Ltd.	6.500%	8/15/18	9,317	10,471
TransCanada PipeLines Ltd.	7.125%	1/15/19	2,392	2,767
1 TransCanada PipeLines Ltd.	6.350%	5/15/67	6,375	5,402
Transcontinental Gas Pipe Line Co. LLC	6.050%	6/15/18	1,375	1,515
Valero Energy Corp.	6.125%	6/15/17	3,300	3,533
Valero Energy Corp.	9.375%	3/15/19	4,948	6,028
Valero Energy Corp.	6.125%	2/1/20	5,530	6,210
Weatherford International LLC	6.350%	6/15/17	2,400	2,472
Weatherford International Ltd.	6.000%	3/15/18	2,804	2,830
Weatherford International Ltd.	9.625%	3/1/19	5,757	6,189
Western Gas Partners LP	2.600%	8/15/18	3,650	3,637
Williams Partners LP	5.250%	3/15/20	12,945	13,830
Williams Partners LP/Williams Partners Finance Corp.	7.250%	2/1/17	3,125	3,341
XTO Energy Inc.	6.250%	8/1/17	3,485	3,812
XTO Energy Inc.	5.500%	6/15/18	8,350	9,232
XTO Energy Inc.	6.500%	12/15/18	3,235	3,717
Other Industrial (0.0%)
Cintas Corp. No 2	6.125%	12/1/17	2,125	2,325
Yale University Connecticut GO	2.086%	4/15/19	1,400	1,414
Technology (6.1%)
Adobe Systems Inc.	4.750%	2/1/20	9,475	10,320
Altera Corp.	1.750%	5/15/17	6,575	6,596
Altera Corp.	2.500%	11/15/18	4,500	4,560
Amphenol Corp.	1.550%	9/15/17	2,075	2,072
Amphenol Corp.	2.550%	1/30/19	7,875	7,958
Analog Devices Inc.	3.000%	4/15/16	275	279
Apple Inc.	1.050%	5/5/17	10,850	10,865
Apple Inc.	0.900%	5/12/17	5,350	5,341
Apple Inc.	1.000%	5/3/18	34,493	34,112
Apple Inc.	2.100%	5/6/19	15,345	15,504
Apple Inc.	1.550%	2/7/20	7,575	7,394
Apple Inc.	2.000%	5/6/20	10,750	10,703
Arrow Electronics Inc.	3.000%	3/1/18	3,100	3,141
Arrow Electronics Inc.	6.000%	4/1/20	1,400	1,534
Autodesk Inc.	1.950%	12/15/17	2,525	2,534
Autodesk Inc.	3.125%	6/15/20	3,000	3,019
Avnet Inc.	6.625%	9/15/16	1,600	1,677
Avnet Inc.	5.875%	6/15/20	1,300	1,427
Baidu Inc.	2.250%	11/28/17	5,900	5,893
Baidu Inc.	3.250%	8/6/18	6,900	7,020
Baidu Inc.	2.750%	6/9/19	6,925	6,852

25

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Baidu Inc.	3.000%	6/30/20	5,500	5,456
Broadcom Corp.	2.700%	11/1/18	3,477	3,535
CA Inc.	2.875%	8/15/18	1,850	1,881
CA Inc.	5.375%	12/1/19	4,925	5,398
CA Inc.	3.600%	8/1/20	3,000	3,010
Cisco Systems Inc.	1.100%	3/3/17	11,220	11,237
Cisco Systems Inc.	3.150%	3/14/17	6,270	6,474
Cisco Systems Inc.	1.650%	6/15/18	5,000	5,006
Cisco Systems Inc.	4.950%	2/15/19	19,331	21,211
Cisco Systems Inc.	2.125%	3/1/19	16,500	16,615
Cisco Systems Inc.	4.450%	1/15/20	20,035	21,912
Cisco Systems Inc.	2.450%	6/15/20	11,000	11,075
Computer Sciences Corp.	6.500%	3/15/18	5,450	5,991
Corning Inc.	1.450%	11/15/17	2,850	2,842
Corning Inc.	1.500%	5/8/18	2,750	2,738
Corning Inc.	6.625%	5/15/19	3,155	3,621
Corning Inc.	4.250%	8/15/20	825	891
Dun & Bradstreet Corp.	3.250%	12/1/17	2,100	2,141
EMC Corp.	1.875%	6/1/18	15,700	15,646
EMC Corp.	2.650%	6/1/20	20,680	20,554
Equifax Inc.	6.300%	7/1/17	1,800	1,937
Fidelity National Information Services Inc.	1.450%	6/5/17	8,326	8,231
Fidelity National Information Services Inc.	2.000%	4/15/18	475	467
Fiserv Inc.	2.700%	6/1/20	5,700	5,655
Hewlett-Packard Co.	3.000%	9/15/16	7,726	7,858
Hewlett-Packard Co.	3.300%	12/9/16	4,355	4,447
Hewlett-Packard Co.	5.400%	3/1/17	4,375	4,596
Hewlett-Packard Co.	2.600%	9/15/17	7,750	7,846
Hewlett-Packard Co.	5.500%	3/1/18	6,826	7,413
Hewlett-Packard Co.	2.750%	1/14/19	11,720	11,833
Intel Corp.	1.950%	10/1/16	11,100	11,238
Intel Corp.	1.350%	12/15/17	23,393	23,359
Intel Corp.	2.450%	7/29/20	12,000	12,034
International Business Machines Corp.	1.250%	2/6/17	6,225	6,255
International Business Machines Corp.	5.700%	9/14/17	19,941	21,683
International Business Machines Corp.	1.125%	2/6/18	13,300	13,196
International Business Machines Corp.	1.250%	2/8/18	10,925	10,877
International Business Machines Corp.	7.625%	10/15/18	10,204	11,935
International Business Machines Corp.	1.950%	2/12/19	2,100	2,108
International Business Machines Corp.	1.875%	5/15/19	3,775	3,772
International Business Machines Corp.	8.375%	11/1/19	2,689	3,365
International Business Machines Corp.	1.625%	5/15/20	11,100	10,832
Intuit Inc.	5.750%	3/15/17	3,350	3,548
Jabil Circuit Inc.	8.250%	3/15/18	1,550	1,744
Juniper Networks Inc.	3.300%	6/15/20	2,200	2,209
2 Keysight Technologies Inc.	3.300%	10/30/19	3,500	3,484
KLA-Tencor Corp.	3.375%	11/1/19	1,200	1,216
Lam Research Corp.	2.750%	3/15/20	3,650	3,594
Lexmark International Inc.	6.650%	6/1/18	1,100	1,215
Lexmark International Inc.	5.125%	3/15/20	3,400	3,544
Maxim Integrated Products Inc.	2.500%	11/15/18	3,685	3,723
Microsoft Corp.	0.875%	11/15/17	3,100	3,091
Microsoft Corp.	1.000%	5/1/18	2,348	2,333
Microsoft Corp.	1.625%	12/6/18	9,350	9,389
Microsoft Corp.	4.200%	6/1/19	8,095	8,796
National Semiconductor Corp.	6.600%	6/15/17	3,850	4,204
NetApp Inc.	2.000%	12/15/17	4,455	4,448
Oracle Corp.	1.200%	10/15/17	16,102	16,043
Oracle Corp.	5.750%	4/15/18	19,074	21,071
Oracle Corp.	2.375%	1/15/19	14,250	14,466
Oracle Corp.	5.000%	7/8/19	16,675	18,389
Oracle Corp.	2.250%	10/8/19	16,670	16,717
Oracle Corp.	3.875%	7/15/20	3,625	3,895
Pitney Bowes Inc.	5.750%	9/15/17	3,080	3,310

26

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Pitney Bowes Inc.	5.600%	3/15/18	725	784
Pitney Bowes Inc.	4.750%	5/15/18	2,905	3,095
Pitney Bowes Inc.	6.250%	3/15/19	500	559
QUALCOMM Inc.	2.250%	5/20/20	18,000	17,779
Seagate HDD Cayman	3.750%	11/15/18	10,725	11,020
2 Semiconductor Manufacturing International Corp.	4.125%	10/7/19	3,500	3,497
Symantec Corp.	2.750%	6/15/17	3,975	3,971
Tech Data Corp.	3.750%	9/21/17	1,700	1,749
Texas Instruments Inc.	1.000%	5/1/18	5,675	5,595
Texas Instruments Inc.	1.650%	8/3/19	4,334	4,272
Texas Instruments Inc.	1.750%	5/1/20	1,696	1,653
Total System Services Inc.	2.375%	6/1/18	4,275	4,258
Tyco Electronics Group SA	6.550%	10/1/17	9,395	10,310
Tyco Electronics Group SA	2.375%	12/17/18	990	995
Tyco Electronics Group SA	2.350%	8/1/19	3,550	3,540
Xerox Corp.	6.750%	2/1/17	4,050	4,310
Xerox Corp.	2.950%	3/15/17	5,150	5,229
Xerox Corp.	6.350%	5/15/18	4,970	5,486
Xerox Corp.	2.750%	3/15/19	4,500	4,537
Xerox Corp.	5.625%	12/15/19	2,092	2,291
Xerox Corp.	2.800%	5/15/20	1,650	1,605
Xilinx Inc.	2.125%	3/15/19	3,275	3,257
Transportation (1.4%)
Burlington Northern Santa Fe LLC	5.650%	5/1/17	3,736	3,993
Burlington Northern Santa Fe LLC	5.750%	3/15/18	5,100	5,593
Burlington Northern Santa Fe LLC	4.700%	10/1/19	4,106	4,476
Canadian National Railway Co.	1.450%	12/15/16	3,670	3,684
Canadian National Railway Co.	5.850%	11/15/17	1,300	1,411
Canadian National Railway Co.	5.550%	5/15/18	1,900	2,088
Canadian National Railway Co.	5.550%	3/1/19	3,100	3,465
Canadian Pacific Railway Co.	6.500%	5/15/18	1,639	1,837
Canadian Pacific Railway Co.	7.250%	5/15/19	3,980	4,677
Con-way Inc.	7.250%	1/15/18	3,100	3,435
1 Continental Airlines 2009-1 Pass Through Trust	9.000%	1/8/18	1,195	1,267
1 Continental Airlines 2009-2 Class A Pass Through Trust	7.250%	5/10/21	2,831	3,213
CSX Corp.	5.600%	5/1/17	2,695	2,886
CSX Corp.	7.900%	5/1/17	1,500	1,659
CSX Corp.	6.250%	3/15/18	6,325	7,033
CSX Corp.	7.375%	2/1/19	3,425	3,980
1 Delta Air Lines 2009-1 Class A Pass Through Trust	7.750%	6/17/21	2,549	2,906
1 Delta Air Lines 2010-1 Class A Pass Through Trust	6.200%	1/2/20	1,175	1,269
1 Delta Air Lines 2010-2 Class A Pass Through Trust	4.950%	11/23/20	2,144	2,268
1 Delta Air Lines 2012-1 Class A Pass Through Trust	4.750%	11/7/21	1,996	2,111
FedEx Corp.	8.000%	1/15/19	5,425	6,458
FedEx Corp.	2.300%	2/1/20	1,700	1,690
JB Hunt Transport Services Inc.	2.400%	3/15/19	1,950	1,948
Kansas City Southern de Mexico SA de CV	2.350%	5/15/20	2,150	2,094
Norfolk Southern Corp.	7.700%	5/15/17	4,299	4,733
Norfolk Southern Corp.	5.750%	4/1/18	4,225	4,645
Norfolk Southern Corp.	5.900%	6/15/19	4,225	4,770
Norfolk Southern Railway Co.	9.750%	6/15/20	1,286	1,672
1 Northwest Airlines 2007-1 Class A Pass Through Trust	7.027%	5/1/21	1,703	1,899
Ryder System Inc.	5.850%	11/1/16	1,225	1,287
Ryder System Inc.	2.500%	3/1/17	2,650	2,683
Ryder System Inc.	3.500%	6/1/17	1,975	2,044
Ryder System Inc.	2.500%	3/1/18	2,470	2,512
Ryder System Inc.	2.450%	11/15/18	2,675	2,687
Ryder System Inc.	2.350%	2/26/19	1,775	1,770
Ryder System Inc.	2.550%	6/1/19	2,125	2,135
Ryder System Inc.	2.450%	9/3/19	2,850	2,838
Ryder System Inc.	2.650%	3/2/20	3,000	2,999
Ryder System Inc.	2.500%	5/11/20	2,800	2,760
Ryder System Inc.	2.875%	9/1/20	2,600	2,594

27

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Southwest Airlines Co.	5.750%	12/15/16	2,245	2,371
Southwest Airlines Co.	5.125%	3/1/17	1,700	1,791
Southwest Airlines Co.	2.750%	11/6/19	3,000	3,042
1 UAL 2009-2A Pass Through Trust	9.750%	7/15/18	2,090	2,252
Union Pacific Corp.	5.750%	11/15/17	2,025	2,217
Union Pacific Corp.	5.700%	8/15/18	2,775	3,105
Union Pacific Corp.	2.250%	2/15/19	2,700	2,732
Union Pacific Corp.	1.800%	2/1/20	2,450	2,408
Union Pacific Corp.	2.250%	6/19/20	4,100	4,119
United Parcel Service Inc.	1.125%	10/1/17	7,725	7,726
United Parcel Service Inc.	5.500%	1/15/18	6,670	7,314
United Parcel Service Inc.	5.125%	4/1/19	7,295	8,111
United Parcel Service of America Inc.	8.375%	4/1/20	800	1,014
				6,321,202
Utilities (5.0%)
Electric (4.7%)
Alabama Power Co.	5.500%	10/15/17	1,925	2,078
Ameren Illinois Co.	6.125%	11/15/17	625	687
American Electric Power Co. Inc.	1.650%	12/15/17	6,815	6,799
Appalachian Power Co.	5.000%	6/1/17	210	222
Arizona Public Service Co.	8.750%	3/1/19	5,500	6,709
Arizona Public Service Co.	2.200%	1/15/20	1,500	1,492
Atlantic City Electric Co.	7.750%	11/15/18	750	888
Avista Corp.	5.950%	6/1/18	1,460	1,615
Baltimore Gas & Electric Co.	5.900%	10/1/16	2,250	2,358
Berkshire Hathaway Energy Co.	1.100%	5/15/17	1,750	1,739
Berkshire Hathaway Energy Co.	5.750%	4/1/18	5,745	6,304
Berkshire Hathaway Energy Co.	2.000%	11/15/18	2,968	2,967
Berkshire Hathaway Energy Co.	2.400%	2/1/20	2,350	2,342
CenterPoint Energy Inc.	6.500%	5/1/18	4,328	4,823
Cleco Power LLC	6.650%	6/15/18	817	914
Cleveland Electric Illuminating Co.	7.880%	11/1/17	2,128	2,394
Cleveland Electric Illuminating Co.	8.875%	11/15/18	500	598
CMS Energy Corp.	6.550%	7/17/17	1,000	1,086
CMS Energy Corp.	5.050%	2/15/18	1,000	1,070
CMS Energy Corp.	8.750%	6/15/19	7,125	8,591
CMS Energy Corp.	6.250%	2/1/20	1,125	1,275
Commonwealth Edison Co.	1.950%	9/1/16	500	504
Commonwealth Edison Co.	6.150%	9/15/17	3,125	3,414
Commonwealth Edison Co.	5.800%	3/15/18	5,400	5,955
Commonwealth Edison Co.	2.150%	1/15/19	7,375	7,401
Connecticut Light & Power Co.	5.650%	5/1/18	5,450	6,042
Connecticut Light & Power Co.	5.500%	2/1/19	1,850	2,069
Consolidated Edison Co. of New York Inc.	5.500%	9/15/16	6,113	6,400
Consolidated Edison Co. of New York Inc.	5.850%	4/1/18	5,225	5,769
Consolidated Edison Co. of New York Inc.	7.125%	12/1/18	5,825	6,763
Consolidated Edison Co. of New York Inc.	6.650%	4/1/19	3,175	3,659
Consolidated Edison Co. of New York Inc.	4.450%	6/15/20	1,500	1,652
Consumers Energy Co.	5.500%	8/15/16	640	667
Consumers Energy Co.	5.150%	2/15/17	1,005	1,059
Consumers Energy Co.	5.650%	9/15/18	2,000	2,215
Consumers Energy Co.	6.125%	3/15/19	5,400	6,178
Consumers Energy Co.	6.700%	9/15/19	75	87
Consumers Energy Co.	5.650%	4/15/20	2,875	3,244
Dayton Power & Light Co.	1.875%	9/15/16	3,225	3,237
Dominion Resources Inc.	1.250%	3/15/17	2,800	2,789
Dominion Resources Inc.	1.400%	9/15/17	5,125	5,086
Dominion Resources Inc.	6.400%	6/15/18	2,190	2,444
Dominion Resources Inc.	5.200%	8/15/19	2,650	2,918
Dominion Resources Inc.	2.500%	12/1/19	10,487	10,511
DTE Electric Co.	5.600%	6/15/18	850	936
DTE Energy Co.	2.400%	12/1/19	5,900	5,883
Duke Energy Carolinas LLC	1.750%	12/15/16	2,725	2,749

28

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Duke Energy Carolinas LLC	5.100%	4/15/18	5,432	5,905
Duke Energy Carolinas LLC	7.000%	11/15/18	2,527	2,926
Duke Energy Carolinas LLC	4.300%	6/15/20	1,575	1,716
Duke Energy Corp.	2.150%	11/15/16	6,240	6,316
Duke Energy Corp.	1.625%	8/15/17	5,300	5,315
Duke Energy Corp.	2.100%	6/15/18	6,690	6,753
Duke Energy Corp.	6.250%	6/15/18	2,000	2,233
Duke Energy Corp.	5.050%	9/15/19	7,420	8,147
Duke Energy Florida LLC	5.800%	9/15/17	265	288
Duke Energy Florida LLC	5.650%	6/15/18	5,897	6,529
Duke Energy Indiana Inc.	3.750%	7/15/20	2,025	2,158
Duke Energy Ohio Inc.	5.450%	4/1/19	4,063	4,538
Duke Energy Progress LLC	5.300%	1/15/19	5,205	5,770
Edison International	3.750%	9/15/17	2,540	2,645
Entergy Corp.	4.700%	1/15/17	5,875	6,035
Entergy Gulf States Louisiana LLC	6.000%	5/1/18	2,325	2,568
Entergy Louisiana LLC	6.500%	9/1/18	3,075	3,478
Entergy Texas Inc.	7.125%	2/1/19	5,655	6,529
Eversource Energy	1.450%	5/1/18	3,200	3,158
Eversource Energy	4.500%	11/15/19	1,487	1,599
Exelon Corp.	1.550%	6/9/17	2,500	2,489
Exelon Corp.	2.850%	6/15/20	2,500	2,496
Exelon Generation Co. LLC	6.200%	10/1/17	4,615	5,002
Exelon Generation Co. LLC	5.200%	10/1/19	5,050	5,550
Exelon Generation Co. LLC	2.950%	1/15/20	10,200	10,203
Florida Power & Light Co.	5.550%	11/1/17	2,477	2,690
Georgia Power Co.	5.700%	6/1/17	1,300	1,396
Georgia Power Co.	5.400%	6/1/18	2,500	2,735
Georgia Power Co.	4.250%	12/1/19	3,155	3,435
Indiana Michigan Power Co.	7.000%	3/15/19	3,817	4,415
Jersey Central Power & Light Co.	5.650%	6/1/17	1,000	1,063
Kansas City Power & Light Co.	6.375%	3/1/18	3,346	3,723
Kansas City Power & Light Co.	7.150%	4/1/19	4,300	5,012
Metropolitan Edison Co.	7.700%	1/15/19	1,517	1,762
MidAmerican Energy Co.	5.950%	7/15/17	3,539	3,822
Mississippi Power Co.	2.350%	10/15/16	670	677
National Rural Utilities Cooperative Finance Corp.	5.450%	4/10/17	4,629	4,947
National Rural Utilities Cooperative Finance Corp.	0.950%	4/24/17	2,560	2,553
National Rural Utilities Cooperative Finance Corp.	5.450%	2/1/18	3,637	3,965
National Rural Utilities Cooperative Finance Corp.	10.375%	11/1/18	10,664	13,388
National Rural Utilities Cooperative Finance Corp.	2.150%	2/1/19	5,000	5,008
National Rural Utilities Cooperative Finance Corp.	2.300%	11/15/19	1,300	1,300
National Rural Utilities Cooperative Finance Corp.	2.000%	1/27/20	5,000	4,898
National Rural Utilities Cooperative Finance Corp.	2.350%	6/15/20	2,585	2,585
Nevada Power Co.	6.500%	5/15/18	475	536
Nevada Power Co.	6.500%	8/1/18	3,095	3,515
Nevada Power Co.	7.125%	3/15/19	6,735	7,859
NextEra Energy Capital Holdings Inc.	6.000%	3/1/19	8,800	9,796
NextEra Energy Capital Holdings Inc.	2.400%	9/15/19	2,400	2,386
NextEra Energy Capital Holdings Inc.	2.700%	9/15/19	3,239	3,242
1 NextEra Energy Capital Holdings Inc.	6.350%	10/1/66	2,800	2,251
1 NextEra Energy Capital Holdings Inc.	6.650%	6/15/67	3,075	2,552
1 NextEra Energy Capital Holdings Inc.	7.300%	9/1/67	1,005	1,000
Northern States Power Co.	5.250%	3/1/18	5,425	5,894
Northern States Power Co.	2.200%	8/15/20	3,000	2,991
NSTAR Electric Co.	5.625%	11/15/17	1,555	1,695
Oglethorpe Power Corp.	6.100%	3/15/19	725	816
Ohio Power Co.	6.050%	5/1/18	775	855
Oklahoma Gas & Electric Co.	8.250%	1/15/19	1,225	1,465
Oncor Electric Delivery Co. LLC	5.000%	9/30/17	1,000	1,070
Oncor Electric Delivery Co. LLC	6.800%	9/1/18	4,195	4,768
Oncor Electric Delivery Co. LLC	2.150%	6/1/19	2,250	2,231
Pacific Gas & Electric Co.	5.625%	11/30/17	6,056	6,567
Pacific Gas & Electric Co.	8.250%	10/15/18	8,190	9,747

29

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
PacifiCorp	5.650%	7/15/18	5,325	5,898
PacifiCorp	5.500%	1/15/19	3,100	3,450
Peco Energy Co.	1.200%	10/15/16	3,225	3,229
Peco Energy Co.	5.350%	3/1/18	2,700	2,951
Pennsylvania Electric Co.	6.050%	9/1/17	3,775	4,092
Pennsylvania Electric Co.	5.200%	4/1/20	2,350	2,554
PG&E Corp.	2.400%	3/1/19	1,975	1,981
Portland General Electric Co.	6.100%	4/15/19	1,885	2,142
PPL Capital Funding Inc.	1.900%	6/1/18	5,250	5,231
1 PPL Capital Funding Inc.	6.700%	3/30/67	2,500	2,131
Progress Energy Inc.	4.875%	12/1/19	1,950	2,129
PSEG Power LLC	2.750%	9/15/16	300	304
PSEG Power LLC	5.320%	9/15/16	5,950	6,186
PSEG Power LLC	2.450%	11/15/18	3,000	3,009
PSEG Power LLC	5.125%	4/15/20	1,625	1,776
Public Service Co. of Colorado	5.125%	6/1/19	3,525	3,904
Public Service Co. of New Mexico	7.950%	5/15/18	1,265	1,435
Public Service Co. of Oklahoma	5.150%	12/1/19	872	967
Public Service Electric & Gas Co.	5.300%	5/1/18	3,115	3,401
Public Service Electric & Gas Co.	2.300%	9/15/18	1,600	1,624
Public Service Electric & Gas Co.	1.800%	6/1/19	5,200	5,129
Public Service Electric & Gas Co.	3.500%	8/15/20	625	657
San Diego Gas & Electric Co.	5.300%	11/15/15	300	303
SCANA Corp.	6.250%	4/1/20	4,000	4,486
South Carolina Electric & Gas Co.	5.250%	11/1/18	2,225	2,474
South Carolina Electric & Gas Co.	6.500%	11/1/18	2,325	2,667
Southern California Edison Co.	1.125%	5/1/17	1,115	1,109
Southern California Edison Co.	5.500%	8/15/18	3,700	4,107
Southern Co.	1.950%	9/1/16	2,550	2,574
Southern Co.	1.300%	8/15/17	3,050	3,030
Southern Co.	2.450%	9/1/18	4,500	4,533
Southern Co.	2.150%	9/1/19	5,125	5,034
Southern Co.	2.750%	6/15/20	9,275	9,185
Southwestern Electric Power Co.	5.550%	1/15/17	675	712
Southwestern Electric Power Co.	5.875%	3/1/18	2,875	3,157
Southwestern Electric Power Co.	6.450%	1/15/19	3,770	4,286
Southwestern Public Service Co.	8.750%	12/1/18	155	188
Tampa Electric Co.	6.100%	5/15/18	2,150	2,390
TECO Finance Inc.	6.572%	11/1/17	4,428	4,857
TECO Finance Inc.	5.150%	3/15/20	1,950	2,145
TransAlta Corp.	6.650%	5/15/18	2,600	2,840
Union Electric Co.	6.400%	6/15/17	4,477	4,867
Union Electric Co.	6.700%	2/1/19	4,575	5,265
Virginia Electric & Power Co.	5.950%	9/15/17	1,775	1,937
Virginia Electric & Power Co.	1.200%	1/15/18	1,100	1,091
Virginia Electric & Power Co.	5.400%	4/30/18	5,900	6,448
WEC Energy Group Inc.	1.650%	6/15/18	2,200	2,196
WEC Energy Group Inc.	2.450%	6/15/20	2,400	2,397
1 WEC Energy Group Inc.	6.110%	12/1/66	2,700	2,322
1 WEC Energy Group Inc.	6.250%	5/15/67	3,170	2,746
Westar Energy Inc.	8.625%	12/1/18	1,250	1,503
Wisconsin Electric Power Co.	1.700%	6/15/18	2,250	2,253
Wisconsin Electric Power Co.	4.250%	12/15/19	1,175	1,281
Wisconsin Power & Light Co.	5.000%	7/15/19	1,725	1,902
Xcel Energy Inc.	1.200%	6/1/17	1,000	999
Xcel Energy Inc.	4.700%	5/15/20	5,615	6,107
Natural Gas (0.3%)
AGL Capital Corp.	5.250%	8/15/19	2,825	3,104
Atmos Energy Corp.	6.350%	6/15/17	2,300	2,496
Atmos Energy Corp.	8.500%	3/15/19	1,787	2,144
British Transco Finance Inc.	6.625%	6/1/18	1,985	2,254
NiSource Finance Corp.	6.400%	3/15/18	3,465	3,849
NiSource Finance Corp.	6.800%	1/15/19	2,675	3,062

30

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
ONE Gas Inc.	2.070%	2/1/19	2,600	2,593
Sempra Energy	2.300%	4/1/17	5,860	5,930
Sempra Energy	6.150%	6/15/18	7,925	8,856
Sempra Energy	9.800%	2/15/19	500	621
Sempra Energy	2.400%	3/15/20	3,750	3,719
Other Utility (0.0%)
American Water Capital Corp.	6.085%	10/15/17	3,000	3,278
				617,015
Total Corporate Bonds (Cost $12,216,811)				12,189,670
Taxable Municipal Bonds (0.0%)
Dartmouth College New Hampshire GO	4.750%	6/1/19	1,440	1,600
Emory University Georgia GO	5.625%	9/1/19	1,000	1,148
Stanford University California GO	4.750%	5/1/19	1,800	1,994
Total Taxable Municipal Bonds (Cost $4,709)				4,742

			Shares
Temporary Cash Investment (0.7%)
Money Market Fund (0.7%)
3 Vanguard Market Liquidity Fund (Cost $80,364)	0.168%		80,364,000	80,364

Total Investments (99.5%) (Cost $12,304,942)				12,277,834
Other Assets and Liabilities—Net (0.5%)				66,241
Net Assets (100%)				12,344,075

1 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2015, the aggregate value of these securities was $195,782,000, representing 1.6% of net assets.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond.
REIT—Real Estate Investment Trust.

31

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (0.0%)
U.S. Government Securities (0.0%)
United States Treasury Note/Bond (cost $810)	2.000%	8/15/25	825	809

Corporate Bonds (98.8%)
Finance (31.4%)
Banking (18.4%)
Abbey National Treasury Services plc	4.000%	3/13/24	2,934	3,034
American Express Co.	2.650%	12/2/22	3,398	3,256
American Express Co.	3.625%	12/5/24	3,031	2,966
Bancolombia SA	5.950%	6/3/21	4,700	4,988
Bank of America Corp.	5.875%	1/5/21	6,825	7,764
Bank of America Corp.	5.000%	5/13/21	9,535	10,447
Bank of America Corp.	5.700%	1/24/22	11,175	12,616
Bank of America Corp.	3.300%	1/11/23	18,925	18,627
Bank of America Corp.	4.100%	7/24/23	9,050	9,336
Bank of America Corp.	4.125%	1/22/24	12,550	12,964
Bank of America Corp.	4.000%	4/1/24	12,625	12,925
Bank of America Corp.	4.200%	8/26/24	14,862	14,736
Bank of America Corp.	4.000%	1/22/25	11,650	11,343
Bank of America Corp.	3.950%	4/21/25	11,500	11,102
Bank of America Corp.	3.875%	8/1/25	11,000	11,038
Bank of Montreal	2.550%	11/6/22	3,661	3,555
Bank of New York Mellon Corp.	4.150%	2/1/21	1,150	1,243
Bank of New York Mellon Corp.	3.550%	9/23/21	5,925	6,160
Bank of New York Mellon Corp.	3.650%	2/4/24	2,300	2,348
Bank of New York Mellon Corp.	3.400%	5/15/24	2,931	2,932
Bank of New York Mellon Corp.	3.250%	9/11/24	3,300	3,263
Bank of New York Mellon Corp.	3.000%	2/24/25	4,700	4,547
Bank of Nova Scotia	4.375%	1/13/21	2,950	3,201
Bank of Nova Scotia	2.800%	7/21/21	4,779	4,771
Barclays Bank plc	5.140%	10/14/20	4,800	5,239
Barclays Bank plc	3.750%	5/15/24	7,675	7,695
Barclays plc	4.375%	9/11/24	3,000	2,890
Barclays plc	3.650%	3/16/25	9,800	9,295
BB&T Corp.	3.950%	3/22/22	2,359	2,451
BNP Paribas SA	5.000%	1/15/21	13,740	15,346
BNP Paribas SA	3.250%	3/3/23	4,750	4,758
BNP Paribas SA	4.250%	10/15/24	4,800	4,777
BPCE SA	4.000%	4/15/24	7,250	7,423
Branch Banking & Trust Co.	2.850%	4/1/21	4,000	4,032
Capital One Bank USA NA	3.375%	2/15/23	6,355	6,044
Capital One Financial Corp.	4.750%	7/15/21	5,754	6,154
Capital One Financial Corp.	3.500%	6/15/23	3,765	3,661
Capital One Financial Corp.	3.750%	4/24/24	1,915	1,861
Capital One Financial Corp.	3.200%	2/5/25	5,050	4,688
Capital One NA	2.950%	7/23/21	6,900	6,735
Citigroup Inc.	5.375%	8/9/20	9,249	10,280
Citigroup Inc.	4.500%	1/14/22	10,075	10,785
Citigroup Inc.	4.050%	7/30/22	4,000	4,069
Citigroup Inc.	3.500%	5/15/23	7,075	6,831
Citigroup Inc.	3.875%	10/25/23	10,650	10,889
Citigroup Inc.	3.750%	6/16/24	8,600	8,667
Citigroup Inc.	4.000%	8/5/24	2,200	2,164
Citigroup Inc.	3.875%	3/26/25	5,350	5,163
Citigroup Inc.	3.300%	4/27/25	6,500	6,257
Citigroup Inc.	4.400%	6/10/25	11,500	11,495
City National Corp.	5.250%	9/15/20	2,050	2,319
Comerica Bank	4.000%	7/27/25	1,375	1,377
Compass Bank	3.875%	4/10/25	2,500	2,328
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	4.500%	1/11/21	6,840	7,454
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	3.875%	2/8/22	14,488	15,143
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	3.950%	11/9/22	6,725	6,710

32

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	4.625%	12/1/23	10,225	10,500
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	3.375%	5/21/25	5,150	5,021
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	4.375%	8/4/25	3,000	3,010
Credit Suisse	3.000%	10/29/21	15,700	15,637
Credit Suisse	3.625%	9/9/24	12,950	12,852
1 Credit Suisse Group Funding Guernsey Ltd.	3.750%	3/26/25	10,050	9,724
Deutsche Bank AG	3.700%	5/30/24	7,208	7,136
Deutsche Bank AG	4.500%	4/1/25	10,125	9,807
2 Deutsche Bank AG	4.296%	5/24/28	4,350	4,114
Discover Bank	3.200%	8/9/21	3,600	3,552
Discover Bank	4.200%	8/8/23	2,750	2,775
Discover Financial Services	5.200%	4/27/22	225	238
Discover Financial Services	3.850%	11/21/22	3,502	3,412
Discover Financial Services	3.950%	11/6/24	2,600	2,500
Discover Financial Services	3.750%	3/4/25	2,200	2,079
Fifth Third Bancorp	3.500%	3/15/22	2,325	2,346
Fifth Third Bancorp	4.300%	1/16/24	2,965	3,029
Fifth Third Bank	2.875%	10/1/21	3,900	3,873
FirstMerit Corp.	4.350%	2/4/23	1,125	1,155
Goldman Sachs Group Inc.	5.250%	7/27/21	16,870	18,723
Goldman Sachs Group Inc.	5.750%	1/24/22	21,031	23,817
Goldman Sachs Group Inc.	3.625%	1/22/23	11,800	11,831
Goldman Sachs Group Inc.	4.000%	3/3/24	16,250	16,550
Goldman Sachs Group Inc.	3.850%	7/8/24	10,024	10,103
Goldman Sachs Group Inc.	3.500%	1/23/25	15,675	15,313
Goldman Sachs Group Inc.	3.750%	5/22/25	5,125	5,102
HSBC Bank plc	7.650%	5/1/25	250	313
HSBC Holdings plc	5.100%	4/5/21	9,575	10,510
HSBC Holdings plc	4.875%	1/14/22	4,650	5,060
HSBC Holdings plc	4.000%	3/30/22	9,533	9,887
HSBC Holdings plc	4.250%	3/14/24	12,200	12,213
HSBC Holdings plc	4.250%	8/18/25	3,000	2,972
HSBC USA Inc.	5.000%	9/27/20	3,500	3,835
HSBC USA Inc.	3.500%	6/23/24	3,100	3,103
Huntington Bancshares Inc.	7.000%	12/15/20	1,875	2,238
Intesa Sanpaolo SPA	5.250%	1/12/24	4,700	5,023
JPMorgan Chase & Co.	4.250%	10/15/20	10,250	10,973
JPMorgan Chase & Co.	4.625%	5/10/21	11,337	12,261
JPMorgan Chase & Co.	4.350%	8/15/21	13,000	13,875
JPMorgan Chase & Co.	4.500%	1/24/22	14,297	15,257
JPMorgan Chase & Co.	3.250%	9/23/22	15,022	14,896
JPMorgan Chase & Co.	3.200%	1/25/23	13,900	13,680
JPMorgan Chase & Co.	3.375%	5/1/23	7,525	7,258
JPMorgan Chase & Co.	3.875%	2/1/24	7,325	7,452
JPMorgan Chase & Co.	3.625%	5/13/24	10,225	10,180
JPMorgan Chase & Co.	3.875%	9/10/24	15,750	15,492
JPMorgan Chase & Co.	3.125%	1/23/25	10,200	9,742
JPMorgan Chase & Co.	3.900%	7/15/25	11,500	11,703
KeyBank NA	3.300%	6/1/25	2,750	2,671
KeyCorp	5.100%	3/24/21	4,850	5,336
Lloyds Bank plc	6.375%	1/21/21	7,333	8,671
Lloyds Bank plc	3.500%	5/14/25	2,825	2,776
Lloyds Banking Group plc	4.500%	11/4/24	4,900	4,953
Manufacturers & Traders Trust Co.	2.900%	2/6/25	3,800	3,585
Morgan Stanley	5.750%	1/25/21	10,703	12,117
Morgan Stanley	5.500%	7/28/21	10,475	11,766
Morgan Stanley	4.875%	11/1/22	8,500	8,967
Morgan Stanley	3.750%	2/25/23	11,950	12,102
Morgan Stanley	4.100%	5/22/23	11,500	11,534
Morgan Stanley	3.875%	4/29/24	15,000	15,221
Morgan Stanley	3.700%	10/23/24	12,993	12,948
Morgan Stanley	4.000%	7/23/25	13,000	13,197
MUFG Americas Holdings Corp.	3.500%	6/18/22	4,650	4,699

33

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
MUFG Americas Holdings Corp.	3.000%	2/10/25	2,400	2,276
National Australia Bank Ltd.	3.000%	1/20/23	2,575	2,569
Northern Trust Corp.	3.450%	11/4/20	2,125	2,220
Northern Trust Corp.	3.375%	8/23/21	1,750	1,815
Northern Trust Corp.	2.375%	8/2/22	3,475	3,348
People's United Bank	4.000%	7/15/24	1,500	1,475
People's United Financial Inc.	3.650%	12/6/22	2,150	2,118
PNC Bank NA	2.700%	11/1/22	5,425	5,194
PNC Bank NA	2.950%	1/30/23	3,575	3,456
PNC Bank NA	3.800%	7/25/23	2,150	2,192
PNC Bank NA	3.300%	10/30/24	825	814
PNC Bank NA	2.950%	2/23/25	3,250	3,111
PNC Bank NA	3.250%	6/1/25	1,000	978
PNC Financial Services Group Inc.	2.854%	11/9/22	2,165	2,128
PNC Financial Services Group Inc.	3.900%	4/29/24	3,850	3,882
PNC Funding Corp.	3.300%	3/8/22	9,002	9,132
Royal Bank of Scotland plc	6.125%	1/11/21	3,575	4,130
Santander Holdings USA Inc.	4.500%	7/17/25	5,000	4,994
State Street Corp.	4.375%	3/7/21	3,175	3,462
State Street Corp.	3.100%	5/15/23	3,250	3,173
State Street Corp.	3.700%	11/20/23	4,035	4,152
State Street Corp.	3.300%	12/16/24	4,931	4,878
State Street Corp.	3.550%	8/18/25	1,725	1,732
Sumitomo Mitsui Banking Corp.	3.200%	7/18/22	2,640	2,630
Sumitomo Mitsui Banking Corp.	3.000%	1/18/23	775	759
Sumitomo Mitsui Banking Corp.	3.950%	7/19/23	3,100	3,262
Sumitomo Mitsui Banking Corp.	3.950%	1/10/24	3,125	3,257
Sumitomo Mitsui Banking Corp.	3.400%	7/11/24	1,600	1,574
Sumitomo Mitsui Banking Corp.	3.650%	7/23/25	2,500	2,522
SunTrust Bank	2.750%	5/1/23	3,175	3,019
SVB Financial Group	3.500%	1/29/25	3,125	3,021
Synchrony Financial	3.750%	8/15/21	2,600	2,572
Synchrony Financial	4.250%	8/15/24	7,933	7,808
Synchrony Financial	4.500%	7/23/25	5,500	5,446
UBS AG	4.875%	8/4/20	8,452	9,350
US Bancorp	4.125%	5/24/21	3,356	3,617
US Bancorp	3.000%	3/15/22	6,169	6,215
US Bancorp	2.950%	7/15/22	5,948	5,834
US Bancorp	3.700%	1/30/24	2,550	2,641
US Bancorp	3.600%	9/11/24	2,727	2,724
US Bank NA	2.800%	1/27/25	5,800	5,574
Wells Fargo & Co.	3.000%	1/22/21	6,600	6,714
Wells Fargo & Co.	4.600%	4/1/21	10,347	11,301
Wells Fargo & Co.	3.500%	3/8/22	12,135	12,445
Wells Fargo & Co.	3.450%	2/13/23	9,625	9,553
Wells Fargo & Co.	4.125%	8/15/23	6,467	6,689
Wells Fargo & Co.	4.480%	1/16/24	3,450	3,593
Wells Fargo & Co.	3.300%	9/9/24	9,260	9,136
Wells Fargo & Co.	3.000%	2/19/25	11,375	10,916
Brokerage (1.3%)
Affiliated Managers Group Inc.	4.250%	2/15/24	4,300	4,372
Affiliated Managers Group Inc.	3.500%	8/1/25	1,125	1,075
Ameriprise Financial Inc.	4.000%	10/15/23	4,450	4,605
Ameriprise Financial Inc.	3.700%	10/15/24	2,675	2,709
Apollo Investment Corp.	5.250%	3/3/25	750	741
BlackRock Inc.	4.250%	5/24/21	3,350	3,655
BlackRock Inc.	3.375%	6/1/22	2,330	2,389
BlackRock Inc.	3.500%	3/18/24	5,108	5,182
Brookfield Asset Management Inc.	4.000%	1/15/25	2,250	2,211
Charles Schwab Corp.	3.225%	9/1/22	1,350	1,364
Charles Schwab Corp.	3.000%	3/10/25	1,000	969

34

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
CME Group Inc.	3.000%	9/15/22	3,575	3,543
CME Group Inc.	3.000%	3/15/25	3,500	3,386
Eaton Vance Corp.	3.625%	6/15/23	1,350	1,360
Franklin Resources Inc.	2.800%	9/15/22	1,400	1,382
Franklin Resources Inc.	2.850%	3/30/25	2,425	2,304
Intercontinental Exchange Inc.	4.000%	10/15/23	3,750	3,864
Invesco Finance plc	3.125%	11/30/22	2,955	2,966
Invesco Finance plc	4.000%	1/30/24	3,000	3,114
Janus Capital Group Inc.	4.875%	8/1/25	1,400	1,406
Jefferies Group LLC	6.875%	4/15/21	3,110	3,476
Jefferies Group LLC	5.125%	1/20/23	2,900	2,905
Lazard Group LLC	4.250%	11/14/20	2,075	2,166
Lazard Group LLC	3.750%	2/13/25	2,100	1,985
Legg Mason Inc.	3.950%	7/15/24	1,175	1,184
Leucadia National Corp.	5.500%	10/18/23	3,500	3,524
NASDAQ OMX Group Inc.	4.250%	6/1/24	2,308	2,334
Stifel Financial Corp.	4.250%	7/18/24	1,525	1,511
TD Ameritrade Holding Corp.	2.950%	4/1/22	3,300	3,272
TD Ameritrade Holding Corp.	3.625%	4/1/25	2,500	2,532
Finance Companies (1.7%)
Air Lease Corp.	3.875%	4/1/21	2,325	2,348
Air Lease Corp.	3.750%	2/1/22	2,600	2,600
Air Lease Corp.	4.250%	9/15/24	2,075	2,039
Block Financial LLC	5.500%	11/1/22	2,675	2,913
FS Investment Corp.	4.750%	5/15/22	1,300	1,274
GATX Corp.	4.750%	6/15/22	1,775	1,893
GATX Corp.	3.900%	3/30/23	725	728
GATX Corp.	3.250%	3/30/25	1,800	1,709
General Electric Capital Corp.	4.375%	9/16/20	10,050	10,906
General Electric Capital Corp.	4.625%	1/7/21	11,125	12,212
General Electric Capital Corp.	5.300%	2/11/21	8,766	9,887
General Electric Capital Corp.	4.650%	10/17/21	13,210	14,496
General Electric Capital Corp.	3.150%	9/7/22	9,171	9,237
3 General Electric Capital Corp.	3.100%	1/9/23	13,544	13,531
General Electric Capital Corp.	3.450%	5/15/24	5,002	5,098
HSBC Finance Corp.	6.676%	1/15/21	13,272	15,436
Prospect Capital Corp.	5.875%	3/15/23	1,150	1,154
Insurance (5.1%)
ACE INA Holdings Inc.	2.700%	3/13/23	2,022	1,927
ACE INA Holdings Inc.	3.350%	5/15/24	3,827	3,746
ACE INA Holdings Inc.	3.150%	3/15/25	4,585	4,389
AEGON Funding Co. LLC	5.750%	12/15/20	2,270	2,555
Aetna Inc.	3.950%	9/1/20	3,260	3,438
Aetna Inc.	4.125%	6/1/21	1,650	1,730
Aetna Inc.	2.750%	11/15/22	5,813	5,536
Aetna Inc.	3.500%	11/15/24	3,150	3,076
Aflac Inc.	4.000%	2/15/22	300	314
Aflac Inc.	3.625%	6/15/23	7,100	7,143
Aflac Inc.	3.625%	11/15/24	900	897
Aflac Inc.	3.250%	3/17/25	2,125	2,050
Alleghany Corp.	5.625%	9/15/20	300	335
Alleghany Corp.	4.950%	6/27/22	2,525	2,719
Allied World Assurance Co. Ltd.	5.500%	11/15/20	1,375	1,528
Allstate Corp.	3.150%	6/15/23	2,625	2,596
2 Allstate Corp.	5.750%	8/15/53	3,775	3,902
Alterra Finance LLC	6.250%	9/30/20	895	1,029
American International Group Inc.	3.375%	8/15/20	5,450	5,614
American International Group Inc.	6.400%	12/15/20	4,774	5,591
American International Group Inc.	4.875%	6/1/22	6,950	7,557
American International Group Inc.	4.125%	2/15/24	6,150	6,368
American International Group Inc.	3.750%	7/10/25	3,000	2,994
Anthem Inc.	3.700%	8/15/21	1,705	1,737

35

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Anthem Inc.	3.125%	5/15/22	3,850	3,716
Anthem Inc.	3.300%	1/15/23	4,444	4,326
Anthem Inc.	3.500%	8/15/24	4,643	4,492
Aon Corp.	5.000%	9/30/20	1,825	2,013
Aon plc	4.000%	11/27/23	1,875	1,906
Aon plc	3.500%	6/14/24	3,581	3,464
Aspen Insurance Holdings Ltd.	6.000%	12/15/20	100	110
Aspen Insurance Holdings Ltd.	4.650%	11/15/23	2,650	2,727
Assurant Inc.	4.000%	3/15/23	1,800	1,808
Assured Guaranty US Holdings Inc.	5.000%	7/1/24	2,033	2,045
Berkshire Hathaway Finance Corp.	2.900%	10/15/20	2,750	2,828
Berkshire Hathaway Finance Corp.	4.250%	1/15/21	3,449	3,752
Berkshire Hathaway Finance Corp.	3.000%	5/15/22	4,600	4,590
Berkshire Hathaway Inc.	3.750%	8/15/21	4,275	4,544
Berkshire Hathaway Inc.	3.400%	1/31/22	78	80
Berkshire Hathaway Inc.	3.000%	2/11/23	2,925	2,903
Brown & Brown Inc.	4.200%	9/15/24	2,725	2,710
Cigna Corp.	4.375%	12/15/20	430	461
Cigna Corp.	4.500%	3/15/21	2,924	3,123
Cigna Corp.	4.000%	2/15/22	2,665	2,736
Cigna Corp.	3.250%	4/15/25	4,000	3,776
CNA Financial Corp.	5.875%	8/15/20	2,302	2,592
CNA Financial Corp.	5.750%	8/15/21	2,350	2,672
CNA Financial Corp.	3.950%	5/15/24	2,545	2,524
Coventry Health Care Inc.	5.450%	6/15/21	3,700	4,120
Fidelity National Financial Inc.	5.500%	9/1/22	1,475	1,566
First American Financial Corp.	4.300%	2/1/23	725	725
First American Financial Corp.	4.600%	11/15/24	2,200	2,214
Hanover Insurance Group Inc.	6.375%	6/15/21	1,225	1,411
Hartford Financial Services Group Inc.	5.125%	4/15/22	3,313	3,656
Humana Inc.	3.150%	12/1/22	2,169	2,113
Humana Inc.	3.850%	10/1/24	3,350	3,356
Infinity Property & Casualty Corp.	5.000%	9/19/22	575	604
Kemper Corp.	4.350%	2/15/25	1,500	1,487
Lincoln National Corp.	4.850%	6/24/21	800	869
Lincoln National Corp.	4.200%	3/15/22	1,372	1,428
Lincoln National Corp.	4.000%	9/1/23	1,625	1,665
Lincoln National Corp.	3.350%	3/9/25	2,985	2,887
Loews Corp.	2.625%	5/15/23	1,950	1,840
Manulife Financial Corp.	4.900%	9/17/20	2,975	3,268
Markel Corp.	5.350%	6/1/21	405	449
Markel Corp.	4.900%	7/1/22	2,375	2,567
Markel Corp.	3.625%	3/30/23	1,025	1,016
Marsh & McLennan Cos. Inc.	4.800%	7/15/21	2,425	2,672
Marsh & McLennan Cos. Inc.	4.050%	10/15/23	825	847
Marsh & McLennan Cos. Inc.	3.500%	6/3/24	4,075	4,010
Marsh & McLennan Cos. Inc.	3.500%	3/10/25	2,525	2,478
MetLife Inc.	4.750%	2/8/21	3,950	4,341
MetLife Inc.	3.048%	12/15/22	2,275	2,237
MetLife Inc.	4.368%	9/15/23	4,000	4,229
MetLife Inc.	3.600%	4/10/24	5,375	5,385
MetLife Inc.	3.000%	3/1/25	3,200	3,051
Montpelier Re Holdings Ltd.	4.700%	10/15/22	675	686
Navigators Group Inc.	5.750%	10/15/23	1,000	1,073
Old Republic International Corp.	4.875%	10/1/24	1,700	1,757
OneBeacon US Holdings Inc.	4.600%	11/9/22	1,225	1,235
Primerica Inc.	4.750%	7/15/22	750	809
Principal Financial Group Inc.	3.300%	9/15/22	1,325	1,310
Principal Financial Group Inc.	3.125%	5/15/23	1,383	1,344
Principal Financial Group Inc.	3.400%	5/15/25	1,974	1,905
ProAssurance Corp.	5.300%	11/15/23	700	747
Progressive Corp.	3.750%	8/23/21	2,763	2,922
Prudential Financial Inc.	4.500%	11/15/20	2,300	2,499
Prudential Financial Inc.	4.500%	11/16/21	1,830	2,001

36

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Prudential Financial Inc.	3.500%	5/15/24	3,200	3,156
2 Prudential Financial Inc.	5.875%	9/15/42	4,650	4,917
2 Prudential Financial Inc.	5.625%	6/15/43	7,375	7,559
2 Prudential Financial Inc.	5.200%	3/15/44	2,350	2,297
2 Prudential Financial Inc.	5.375%	5/15/45	4,100	4,049
Reinsurance Group of America Inc.	5.000%	6/1/21	1,920	2,100
Reinsurance Group of America Inc.	4.700%	9/15/23	1,850	1,976
Torchmark Corp.	3.800%	9/15/22	900	904
Travelers Cos. Inc.	3.900%	11/1/20	1,125	1,201
Trinity Acquisition plc	4.625%	8/15/23	725	742
UnitedHealth Group Inc.	3.875%	10/15/20	1,625	1,730
UnitedHealth Group Inc.	4.700%	2/15/21	2,850	3,129
UnitedHealth Group Inc.	3.375%	11/15/21	2,300	2,368
UnitedHealth Group Inc.	2.875%	12/15/21	3,475	3,479
UnitedHealth Group Inc.	2.875%	3/15/22	4,490	4,461
UnitedHealth Group Inc.	3.350%	7/15/22	4,600	4,693
UnitedHealth Group Inc.	2.750%	2/15/23	2,875	2,772
UnitedHealth Group Inc.	2.875%	3/15/23	3,220	3,131
UnitedHealth Group Inc.	3.750%	7/15/25	9,500	9,685
Unum Group	5.625%	9/15/20	1,325	1,476
Unum Group	4.000%	3/15/24	1,750	1,754
Voya Financial Inc.	5.500%	7/15/22	3,136	3,513
Willis Group Holdings plc	5.750%	3/15/21	2,015	2,231
WR Berkley Corp.	5.375%	9/15/20	1,450	1,606
WR Berkley Corp.	4.625%	3/15/22	1,500	1,586
XLIT Ltd.	5.750%	10/1/21	3,165	3,590
XLIT Ltd.	6.375%	11/15/24	680	803
XLIT Ltd.	4.450%	3/31/25	1,900	1,875
Other Finance (0.0%)
Jones Lang LaSalle Inc.	4.400%	11/15/22	925	946

Real Estate Investment Trusts (4.9%)
Alexandria Real Estate Equities Inc.	4.600%	4/1/22	2,826	2,924
Alexandria Real Estate Equities Inc.	3.900%	6/15/23	1,400	1,393
American Campus Communities Operating Partnership
LP	3.750%	4/15/23	2,000	1,942
American Campus Communities Operating Partnership
LP	4.125%	7/1/24	1,900	1,887
AvalonBay Communities Inc.	3.625%	10/1/20	1,900	1,975
AvalonBay Communities Inc.	3.950%	1/15/21	1,000	1,056
AvalonBay Communities Inc.	2.950%	9/15/22	3,114	3,053
AvalonBay Communities Inc.	2.850%	3/15/23	1,200	1,142
AvalonBay Communities Inc.	4.200%	12/15/23	2,300	2,414
AvalonBay Communities Inc.	3.500%	11/15/24	1,400	1,390
AvalonBay Communities Inc.	3.450%	6/1/25	675	659
BioMed Realty LP	4.250%	7/15/22	1,150	1,169
Boston Properties LP	5.625%	11/15/20	3,410	3,849
Boston Properties LP	4.125%	5/15/21	3,075	3,239
Boston Properties LP	3.850%	2/1/23	5,155	5,226
Boston Properties LP	3.125%	9/1/23	1,575	1,512
Boston Properties LP	3.800%	2/1/24	2,211	2,224
Brandywine Operating Partnership LP	3.950%	2/15/23	625	614
Brandywine Operating Partnership LP	4.100%	10/1/24	1,725	1,710
Brixmor Operating Partnership LP	3.875%	8/15/22	2,300	2,286
Brixmor Operating Partnership LP	3.850%	2/1/25	3,275	3,122
Camden Property Trust	4.625%	6/15/21	1,100	1,179
Camden Property Trust	2.950%	12/15/22	1,925	1,837
Camden Property Trust	4.250%	1/15/24	2,000	2,065
CBL & Associates LP	5.250%	12/1/23	3,125	3,232
CBL & Associates LP	4.600%	10/15/24	1,000	966
Columbia Property Trust Operating Partnership LP	4.150%	4/1/25	1,250	1,239
Corporate Office Properties LP	3.700%	6/15/21	1,400	1,372
Corporate Office Properties LP	3.600%	5/15/23	975	895

37

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Corporate Office Properties LP	5.250%	2/15/24	2,250	2,271
CubeSmart LP	4.800%	7/15/22	575	618
CubeSmart LP	4.375%	12/15/23	1,150	1,195
DCT Industrial Operating Partnership LP	4.500%	10/15/23	1,200	1,218
DDR Corp.	7.875%	9/1/20	2,200	2,679
DDR Corp.	3.500%	1/15/21	2,050	2,058
DDR Corp.	4.625%	7/15/22	2,199	2,275
DDR Corp.	3.375%	5/15/23	1,100	1,037
DDR Corp.	3.625%	2/1/25	2,675	2,514
Digital Realty Trust LP	3.950%	7/1/22	4,400	4,394
Digital Realty Trust LP	3.625%	10/1/22	3,650	3,574
Duke Realty LP	6.750%	3/15/20	675	779
Duke Realty LP	3.875%	2/15/21	1,000	1,028
Duke Realty LP	3.875%	10/15/22	1,650	1,656
Duke Realty LP	3.625%	4/15/23	1,200	1,179
Duke Realty LP	3.750%	12/1/24	1,800	1,754
EPR Properties	5.750%	8/15/22	1,300	1,371
EPR Properties	5.250%	7/15/23	925	950
EPR Properties	4.500%	4/1/25	2,450	2,289
Equity Commonwealth	5.875%	9/15/20	800	862
Equity One Inc.	3.750%	11/15/22	1,100	1,094
ERP Operating LP	4.625%	12/15/21	4,650	5,017
ERP Operating LP	3.000%	4/15/23	2,375	2,303
ERP Operating LP	3.375%	6/1/25	1,300	1,266
Essex Portfolio LP	3.625%	8/15/22	1,300	1,311
Essex Portfolio LP	3.375%	1/15/23	1,996	1,972
Essex Portfolio LP	3.250%	5/1/23	1,075	1,037
Essex Portfolio LP	3.875%	5/1/24	1,600	1,599
Essex Portfolio LP	3.500%	4/1/25	3,800	3,652
Excel Trust LP	4.625%	5/15/24	600	575
Federal Realty Investment Trust	3.000%	8/1/22	575	565
Federal Realty Investment Trust	2.750%	6/1/23	2,925	2,786
HCP Inc.	5.375%	2/1/21	5,633	6,170
HCP Inc.	3.150%	8/1/22	1,525	1,464
HCP Inc.	4.250%	11/15/23	3,800	3,791
HCP Inc.	4.200%	3/1/24	275	274
HCP Inc.	3.400%	2/1/25	5,725	5,298
HCP Inc.	4.000%	6/1/25	3,400	3,297
Health Care REIT Inc.	4.950%	1/15/21	1,760	1,915
Health Care REIT Inc.	5.250%	1/15/22	1,940	2,107
Health Care REIT Inc.	3.750%	3/15/23	3,625	3,579
Health Care REIT Inc.	4.500%	1/15/24	2,125	2,187
Health Care REIT Inc.	4.000%	6/1/25	3,425	3,383
Healthcare Realty Trust Inc.	5.750%	1/15/21	2,025	2,240
Healthcare Realty Trust Inc.	3.750%	4/15/23	1,150	1,113
Healthcare Realty Trust Inc.	3.875%	5/1/25	925	895
Healthcare Trust of America Holdings LP	3.375%	7/15/21	2,525	2,511
Healthcare Trust of America Holdings LP	3.700%	4/15/23	1,875	1,825
Highwoods Realty LP	3.200%	6/15/21	3,334	3,284
Highwoods Realty LP	3.625%	1/15/23	700	696
Hospitality Properties Trust	5.000%	8/15/22	1,736	1,812
Hospitality Properties Trust	4.500%	6/15/23	1,875	1,873
Hospitality Properties Trust	4.650%	3/15/24	2,425	2,402
Hospitality Properties Trust	4.500%	3/15/25	1,175	1,150
Host Hotels & Resorts LP	6.000%	10/1/21	3,100	3,529
Host Hotels & Resorts LP	5.250%	3/15/22	2,297	2,467
Host Hotels & Resorts LP	4.750%	3/1/23	2,691	2,799
Host Hotels & Resorts LP	3.750%	10/15/23	1,940	1,879
Host Hotels & Resorts LP	4.000%	6/15/25	1,100	1,068
Kilroy Realty LP	3.800%	1/15/23	2,375	2,340
Kimco Realty Corp.	3.200%	5/1/21	875	875
Kimco Realty Corp.	3.125%	6/1/23	1,900	1,804
Lexington Realty Trust	4.250%	6/15/23	1,325	1,339
Lexington Realty Trust	4.400%	6/15/24	1,200	1,206

38

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Liberty Property LP	4.750%	10/1/20	525	562
Liberty Property LP	4.125%	6/15/22	1,765	1,804
Liberty Property LP	3.375%	6/15/23	1,225	1,181
Liberty Property LP	4.400%	2/15/24	2,025	2,082
Liberty Property LP	3.750%	4/1/25	1,975	1,906
Mack-Cali Realty LP	4.500%	4/18/22	2,115	2,101
Mack-Cali Realty LP	3.150%	5/15/23	500	439
Mid-America Apartments LP	4.300%	10/15/23	1,775	1,841
Mid-America Apartments LP	3.750%	6/15/24	1,650	1,615
National Retail Properties Inc.	5.500%	7/15/21	1,600	1,793
National Retail Properties Inc.	3.800%	10/15/22	2,225	2,233
National Retail Properties Inc.	3.900%	6/15/24	2,375	2,357
Omega Healthcare Investors Inc.	6.750%	10/15/22	1,615	1,676
Omega Healthcare Investors Inc.	5.875%	3/15/24	2,000	2,120
Omega Healthcare Investors Inc.	4.950%	4/1/24	1,955	2,019
Omega Healthcare Investors Inc.	4.500%	1/15/25	1,125	1,114
Piedmont Operating Partnership LP	3.400%	6/1/23	700	655
Piedmont Operating Partnership LP	4.450%	3/15/24	2,675	2,689
Post Apartment Homes LP	3.375%	12/1/22	500	486
ProLogis LP	3.350%	2/1/21	1,500	1,500
ProLogis LP	4.250%	8/15/23	3,625	3,720
Realty Income Corp.	5.750%	1/15/21	450	504
Realty Income Corp.	3.250%	10/15/22	2,720	2,625
Realty Income Corp.	4.650%	8/1/23	3,725	3,897
Realty Income Corp.	3.875%	7/15/24	1,900	1,886
Regency Centers LP	4.800%	4/15/21	500	543
Regency Centers LP	3.750%	6/15/24	650	648
Retail Opportunity Investments Corp.	5.000%	12/15/23	1,250	1,314
Retail Properties of America Inc.	4.000%	3/15/25	1,650	1,600
Select Income REIT	4.150%	2/1/22	1,275	1,249
Select Income REIT	4.500%	2/1/25	1,975	1,901
Senior Housing Properties Trust	4.750%	5/1/24	2,575	2,556
Simon Property Group LP	4.375%	3/1/21	4,690	5,044
Simon Property Group LP	4.125%	12/1/21	3,400	3,633
Simon Property Group LP	3.375%	3/15/22	2,679	2,752
Simon Property Group LP	2.750%	2/1/23	1,700	1,621
Simon Property Group LP	3.750%	2/1/24	3,625	3,679
Simon Property Group LP	3.375%	10/1/24	2,775	2,728
Simon Property Group LP	3.500%	9/1/25	1,800	1,769
Tanger Properties LP	3.875%	12/1/23	1,750	1,745
Tanger Properties LP	3.750%	12/1/24	1,000	980
UDR Inc.	3.700%	10/1/20	3,675	3,796
UDR Inc.	4.625%	1/10/22	1,700	1,817
UDR Inc.	3.750%	7/1/24	1,500	1,498
Ventas Realty LP	3.750%	5/1/24	2,800	2,720
Ventas Realty LP	3.500%	2/1/25	5,600	5,296
Ventas Realty LP / Ventas Capital Corp.	4.750%	6/1/21	3,145	3,372
Ventas Realty LP / Ventas Capital Corp.	4.250%	3/1/22	1,295	1,333
Ventas Realty LP / Ventas Capital Corp.	3.250%	8/15/22	1,150	1,105
Vornado Realty LP	5.000%	1/15/22	1,400	1,492
Washington REIT	4.950%	10/1/20	425	457
Washington REIT	3.950%	10/15/22	1,050	1,038
Weingarten Realty Investors	3.375%	10/15/22	600	583
Weingarten Realty Investors	3.500%	4/15/23	2,975	2,925
Weingarten Realty Investors	4.450%	1/15/24	725	754
Weingarten Realty Investors	3.850%	6/1/25	600	588
WP Carey Inc.	4.600%	4/1/24	2,133	2,144
WP Carey Inc.	4.000%	2/1/25	2,050	1,980
				1,930,818
Industrial (62.0%)
Basic Industry (5.6%)
Agrium Inc.	3.150%	10/1/22	2,893	2,824
Agrium Inc.	3.500%	6/1/23	3,825	3,727

39

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Agrium Inc.	3.375%	3/15/25	3,100	2,918
Air Products & Chemicals Inc.	3.000%	11/3/21	1,650	1,669
Air Products & Chemicals Inc.	2.750%	2/3/23	1,800	1,772
Air Products & Chemicals Inc.	3.350%	7/31/24	2,075	2,072
Airgas Inc.	2.900%	11/15/22	1,050	1,015
Airgas Inc.	3.650%	7/15/24	1,750	1,722
Albemarle Corp.	4.500%	12/15/20	1,725	1,845
Albemarle Corp.	4.150%	12/1/24	2,925	2,880
Barrick Gold Corp.	3.850%	4/1/22	7,325	6,541
Barrick Gold Corp.	4.100%	5/1/23	8,371	7,478
Barrick North America Finance LLC	4.400%	5/30/21	2,551	2,416
BHP Billiton Finance USA Ltd.	3.250%	11/21/21	5,850	5,842
BHP Billiton Finance USA Ltd.	2.875%	2/24/22	6,305	6,077
BHP Billiton Finance USA Ltd.	3.850%	9/30/23	5,475	5,542
Braskem Finance Ltd.	6.450%	2/3/24	3,200	2,896
Cabot Corp.	3.700%	7/15/22	2,950	2,970
Carpenter Technology Corp.	5.200%	7/15/21	200	211
Carpenter Technology Corp.	4.450%	3/1/23	1,500	1,475
Celulosa Arauco y Constitucion SA	4.750%	1/11/22	3,825	3,917
Celulosa Arauco y Constitucion SA	4.500%	8/1/24	2,100	2,118
CF Industries Inc.	3.450%	6/1/23	3,400	3,197
Cytec Industries Inc.	3.500%	4/1/23	1,081	1,071
Domtar Corp.	4.400%	4/1/22	446	454
Dow Chemical Co.	4.250%	11/15/20	5,350	5,657
Dow Chemical Co.	4.125%	11/15/21	6,448	6,715
Dow Chemical Co.	3.000%	11/15/22	8,226	7,959
Dow Chemical Co.	3.500%	10/1/24	2,825	2,717
Eastman Chemical Co.	4.500%	1/15/21	500	544
Eastman Chemical Co.	3.600%	8/15/22	7,083	7,004
Eastman Chemical Co.	3.800%	3/15/25	3,800	3,721
Ecolab Inc.	4.350%	12/8/21	5,475	5,885
EI du Pont de Nemours & Co.	3.625%	1/15/21	3,325	3,490
EI du Pont de Nemours & Co.	4.250%	4/1/21	2,850	3,101
EI du Pont de Nemours & Co.	2.800%	2/15/23	5,200	4,975
Fibria Overseas Finance Ltd.	5.250%	5/12/24	2,760	2,753
FMC Corp.	3.950%	2/1/22	775	780
FMC Corp.	4.100%	2/1/24	2,400	2,432
Freeport-McMoRan Inc.	4.000%	11/14/21	3,500	2,844
Freeport-McMoRan Inc.	3.550%	3/1/22	11,525	8,989
Freeport-McMoRan Inc.	3.875%	3/15/23	7,980	6,145
Freeport-McMoRan Inc.	4.550%	11/14/24	3,150	2,457
Georgia-Pacific LLC	8.000%	1/15/24	2,113	2,718
Goldcorp Inc.	3.625%	6/9/21	2,900	2,769
Goldcorp Inc.	3.700%	3/15/23	4,700	4,316
International Paper Co.	7.500%	8/15/21	1,740	2,107
International Paper Co.	4.750%	2/15/22	3,102	3,314
International Paper Co.	3.650%	6/15/24	4,750	4,657
Kinross Gold Corp.	5.125%	9/1/21	2,550	2,347
Kinross Gold Corp.	5.950%	3/15/24	2,050	1,747
LYB International Finance BV	4.000%	7/15/23	5,400	5,453
LyondellBasell Industries NV	6.000%	11/15/21	4,575	5,187
LyondellBasell Industries NV	5.750%	4/15/24	2,275	2,548
Methanex Corp.	4.250%	12/1/24	1,250	1,226
Monsanto Co.	2.750%	7/15/21	4,663	4,564
Monsanto Co.	3.375%	7/15/24	5,130	4,928
Monsanto Co.	2.850%	4/15/25	1,650	1,510
Monsanto Co.	5.500%	8/15/25	575	640
Mosaic Co.	3.750%	11/15/21	1,925	1,984
Mosaic Co.	4.250%	11/15/23	6,250	6,265
NewMarket Corp.	4.100%	12/15/22	1,050	1,073
Newmont Mining Corp.	3.500%	3/15/22	6,507	5,920
Nucor Corp.	4.125%	9/15/22	2,841	2,904
Nucor Corp.	4.000%	8/1/23	3,490	3,534
Packaging Corp. of America	3.900%	6/15/22	1,675	1,682

40

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Packaging Corp. of America	4.500%	11/1/23	5,005	5,204
Packaging Corp. of America	3.650%	9/15/24	1,000	978
Plains Exploration & Production Co.	6.500%	11/15/20	2,138	2,010
Plains Exploration & Production Co.	6.750%	2/1/22	3,064	2,834
Plains Exploration & Production Co.	6.875%	2/15/23	3,009	2,738
Plum Creek Timberlands LP	4.700%	3/15/21	3,000	3,217
Potash Corp. of Saskatchewan Inc.	3.625%	3/15/24	2,590	2,596
Potash Corp. of Saskatchewan Inc.	3.000%	4/1/25	2,750	2,572
PPG Industries Inc.	3.600%	11/15/20	2,602	2,731
Praxair Inc.	4.050%	3/15/21	2,775	3,005
Praxair Inc.	3.000%	9/1/21	3,000	3,088
Praxair Inc.	2.450%	2/15/22	3,900	3,772
Praxair Inc.	2.200%	8/15/22	4,218	3,953
Praxair Inc.	2.650%	2/5/25	500	481
Rayonier Inc.	3.750%	4/1/22	1,750	1,714
Reliance Steel & Aluminum Co.	4.500%	4/15/23	1,675	1,615
Rio Tinto Finance USA Ltd.	3.500%	11/2/20	4,175	4,307
Rio Tinto Finance USA Ltd.	4.125%	5/20/21	4,379	4,592
Rio Tinto Finance USA Ltd.	3.750%	9/20/21	5,250	5,322
Rio Tinto Finance USA Ltd.	3.750%	6/15/25	6,000	5,796
Rio Tinto Finance USA plc	3.500%	3/22/22	4,600	4,596
Rio Tinto Finance USA plc	2.875%	8/21/22	4,081	3,892
Rock-Tenn Co.	4.900%	3/1/22	2,000	2,143
Rock-Tenn Co.	4.000%	3/1/23	2,120	2,161
Rockwood Specialties Group Inc.	4.625%	10/15/20	4,750	4,922
RPM International Inc.	3.450%	11/15/22	1,775	1,713
Sherwin-Williams Co.	3.450%	8/1/25	50	50
Sigma-Aldrich Corp.	3.375%	11/1/20	240	252
Southern Copper Corp.	3.500%	11/8/22	1,200	1,141
Southern Copper Corp.	3.875%	4/23/25	3,300	3,136
Syngenta Finance NV	3.125%	3/28/22	1,700	1,692
Teck Resources Ltd.	4.500%	1/15/21	1,925	1,526
Teck Resources Ltd.	4.750%	1/15/22	1,286	1,016
Teck Resources Ltd.	3.750%	2/1/23	5,100	3,819
Vale Overseas Ltd.	4.625%	9/15/20	4,125	4,148
Vale Overseas Ltd.	4.375%	1/11/22	10,690	9,855
Valspar Corp.	4.200%	1/15/22	2,400	2,494
Valspar Corp.	3.950%	1/15/26	500	503
Westlake Chemical Corp.	3.600%	7/15/22	200	198
Weyerhaeuser Co.	4.625%	9/15/23	2,000	2,120
Weyerhaeuser Co.	8.500%	1/15/25	1,375	1,791
Yamana Gold Inc.	4.950%	7/15/24	2,235	2,017
Capital Goods (4.6%)
3M Co.	2.000%	6/26/22	1,486	1,430
3M Co.	3.000%	8/7/25	2,300	2,291
ABB Finance USA Inc.	2.875%	5/8/22	5,475	5,367
Avery Dennison Corp.	3.350%	4/15/23	1,150	1,111
Bemis Co. Inc.	4.500%	10/15/21	2,625	2,783
Boeing Co.	8.750%	8/15/21	800	1,066
Boeing Co.	2.350%	10/30/21	3,200	3,159
Boeing Co.	7.950%	8/15/24	1,615	2,180
Boeing Co.	2.850%	10/30/24	3,025	2,983
Boeing Co.	2.500%	3/1/25	500	474
Carlisle Cos. Inc.	3.750%	11/15/22	2,475	2,459
Caterpillar Financial Services Corp.	2.750%	8/20/21	1,000	1,004
Caterpillar Financial Services Corp.	2.850%	6/1/22	2,300	2,256
Caterpillar Financial Services Corp.	2.625%	3/1/23	2,600	2,543
Caterpillar Financial Services Corp.	3.750%	11/24/23	2,600	2,668
Caterpillar Financial Services Corp.	3.300%	6/9/24	2,000	1,974
Caterpillar Financial Services Corp.	3.250%	12/1/24	500	497
Caterpillar Inc.	3.900%	5/27/21	4,003	4,268
Caterpillar Inc.	2.600%	6/26/22	2,300	2,233
Caterpillar Inc.	3.400%	5/15/24	5,100	5,110

41

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Cooper US Inc.	3.875%	12/15/20	100	105
Crane Co.	4.450%	12/15/23	1,700	1,770
CRH America Inc.	5.750%	1/15/21	1,884	2,152
Danaher Corp.	3.900%	6/23/21	2,650	2,838
Deere & Co.	2.600%	6/8/22	4,600	4,487
Dover Corp.	4.300%	3/1/21	3,250	3,588
Eaton Corp.	2.750%	11/2/22	8,463	8,098
Embraer Netherlands BV	5.050%	6/15/25	3,300	3,099
1 Embraer Overseas Ltd.	5.696%	9/16/23	5,361	5,441
Embraer SA	5.150%	6/15/22	1,750	1,722
Emerson Electric Co.	4.250%	11/15/20	1,075	1,171
Emerson Electric Co.	2.625%	12/1/21	1,750	1,755
Emerson Electric Co.	2.625%	2/15/23	2,650	2,592
Emerson Electric Co.	3.150%	6/1/25	2,250	2,234
Exelis Inc.	5.550%	10/1/21	2,875	3,184
Flowserve Corp.	3.500%	9/15/22	3,275	3,268
Flowserve Corp.	4.000%	11/15/23	1,075	1,090
Fortune Brands Home & Security Inc.	4.000%	6/15/25	2,200	2,199
General Dynamics Corp.	3.875%	7/15/21	1,800	1,927
General Dynamics Corp.	2.250%	11/15/22	6,465	6,123
General Electric Co.	2.700%	10/9/22	17,100	16,716
General Electric Co.	3.375%	3/11/24	3,533	3,580
Harris Corp.	4.400%	12/15/20	1,200	1,277
Harris Corp.	3.832%	4/27/25	1,750	1,688
Honeywell International Inc.	4.250%	3/1/21	2,167	2,395
Honeywell International Inc.	3.350%	12/1/23	1,900	1,956
IDEX Corp.	4.200%	12/15/21	2,775	2,927
Illinois Tool Works Inc.	3.375%	9/15/21	977	1,017
Illinois Tool Works Inc.	3.500%	3/1/24	3,230	3,291
Ingersoll-Rand Global Holding Co. Ltd.	4.250%	6/15/23	3,900	4,000
Ingersoll-Rand Luxembourg Finance SA	3.550%	11/1/24	2,168	2,114
John Deere Capital Corp.	2.800%	3/4/21	3,600	3,633
John Deere Capital Corp.	3.900%	7/12/21	1,900	2,028
John Deere Capital Corp.	3.150%	10/15/21	3,750	3,846
John Deere Capital Corp.	2.750%	3/15/22	2,150	2,118
John Deere Capital Corp.	2.800%	1/27/23	3,075	3,012
John Deere Capital Corp.	3.350%	6/12/24	800	805
Joy Global Inc.	5.125%	10/15/21	2,550	2,509
Kennametal Inc.	3.875%	2/15/22	1,250	1,261
L-3 Communications Corp.	4.950%	2/15/21	4,500	4,748
L-3 Communications Corp.	3.950%	5/28/24	2,033	1,930
Leggett & Platt Inc.	3.800%	11/15/24	2,300	2,329
Legrand France SA	8.500%	2/15/25	1,835	2,460
Lockheed Martin Corp.	3.350%	9/15/21	5,250	5,369
Lockheed Martin Corp.	2.900%	3/1/25	4,075	3,846
Martin Marietta Materials Inc.	4.250%	7/2/24	1,500	1,497
Mohawk Industries Inc.	3.850%	2/1/23	3,915	3,921
Northrop Grumman Corp.	3.500%	3/15/21	2,225	2,278
Northrop Grumman Corp.	3.250%	8/1/23	2,865	2,788
Owens Corning	4.200%	12/15/22	3,925	3,946
Owens Corning	4.200%	12/1/24	750	733
Parker Hannifin Corp.	3.500%	9/15/22	1,420	1,466
Parker-Hannifin Corp.	3.300%	11/21/24	4,100	4,095
Pentair Finance SA	5.000%	5/15/21	3,220	3,529
Pentair Finance SA	3.150%	9/15/22	1,300	1,256
Precision Castparts Corp.	2.500%	1/15/23	4,750	4,529
Precision Castparts Corp.	3.250%	6/15/25	2,000	1,960
Raytheon Co.	3.125%	10/15/20	4,675	4,835
Raytheon Co.	2.500%	12/15/22	6,500	6,283
Republic Services Inc.	5.250%	11/15/21	4,883	5,474
Republic Services Inc.	3.550%	6/1/22	2,908	2,937
Republic Services Inc.	4.750%	5/15/23	1,670	1,830
Republic Services Inc.	3.200%	3/15/25	3,100	2,973
Rockwell Collins Inc.	3.100%	11/15/21	559	568

42

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Rockwell Collins Inc.	3.700%	12/15/23	2,290	2,362
ROPER TECHNOLOGIES INC.	3.125%	11/15/22	2,247	2,204
Snap-on Inc.	6.125%	9/1/21	1,410	1,650
Sonoco Products Co.	4.375%	11/1/21	775	821
Stanley Black & Decker Inc.	3.400%	12/1/21	2,175	2,237
Stanley Black & Decker Inc.	2.900%	11/1/22	2,500	2,442
Textron Inc.	3.650%	3/1/21	1,000	1,008
Textron Inc.	4.300%	3/1/24	2,000	2,060
Textron Inc.	3.875%	3/1/25	1,200	1,182
Timken CO	3.875%	9/1/24	1,020	1,006
Tyco International Finance SA / Tyco Fire & Security
Finance SCA	6.875%	1/15/21	1,700	2,002
United Technologies Corp.	3.100%	6/1/22	11,054	11,064
Waste Management Inc.	4.600%	3/1/21	1,280	1,391
Waste Management Inc.	2.900%	9/15/22	2,100	2,070
Waste Management Inc.	3.500%	5/15/24	1,450	1,458
Waste Management Inc.	3.125%	3/1/25	3,300	3,174
Xylem Inc.	4.875%	10/1/21	2,350	2,554
Communication (8.6%)
21st Century Fox America Inc.	4.500%	2/15/21	4,350	4,611
21st Century Fox America Inc.	3.000%	9/15/22	5,910	5,736
21st Century Fox America Inc.	8.875%	4/26/23	1,000	1,317
21st Century Fox America Inc.	4.000%	10/1/23	2,250	2,290
21st Century Fox America Inc.	3.700%	9/15/24	1,150	1,130
America Movil SAB de CV	3.125%	7/16/22	7,662	7,481
American Tower Corp.	5.050%	9/1/20	4,531	4,883
American Tower Corp.	3.450%	9/15/21	2,300	2,273
American Tower Corp.	5.900%	11/1/21	2,374	2,649
American Tower Corp.	4.700%	3/15/22	2,750	2,872
American Tower Corp.	3.500%	1/31/23	6,940	6,609
American Tower Corp.	5.000%	2/15/24	533	556
American Tower Corp.	4.000%	6/1/25	4,875	4,727
AT&T Inc.	4.450%	5/15/21	4,755	5,037
AT&T Inc.	3.875%	8/15/21	7,854	8,046
AT&T Inc.	3.000%	2/15/22	7,049	6,786
AT&T Inc.	3.000%	6/30/22	14,800	14,192
AT&T Inc.	2.625%	12/1/22	8,675	8,079
AT&T Inc.	3.900%	3/11/24	3,500	3,501
AT&T Inc.	3.400%	5/15/25	20,050	19,005
CBS Corp.	4.300%	2/15/21	3,625	3,794
CBS Corp.	3.375%	3/1/22	1,271	1,243
CBS Corp.	3.700%	8/15/24	2,083	2,005
CBS Corp.	3.500%	1/15/25	2,750	2,605
CC Holdings GS V LLC / Crown Castle GS III Corp.	3.849%	4/15/23	6,582	6,473
1 CCO Safari II LLC	4.464%	7/23/22	13,925	13,869
1 CCO Safari II LLC	4.908%	7/23/25	20,875	20,686
Comcast Cable Communications Holdings Inc.	9.455%	11/15/22	5,204	7,155
Comcast Corp.	3.125%	7/15/22	4,925	4,949
Comcast Corp.	2.850%	1/15/23	3,450	3,377
Comcast Corp.	3.600%	3/1/24	6,681	6,811
Comcast Corp.	3.375%	2/15/25	3,625	3,599
Comcast Corp.	3.375%	8/15/25	5,425	5,375
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	4.600%	2/15/21	4,320	4,533
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.000%	3/1/21	3,950	4,218
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	3.800%	3/15/22	8,535	8,455
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	4.450%	4/1/24	6,600	6,678
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	3.950%	1/15/25	6,800	6,585
Discovery Communications LLC	4.375%	6/15/21	2,700	2,790
Discovery Communications LLC	3.300%	5/15/22	1,853	1,815
Discovery Communications LLC	3.250%	4/1/23	1,900	1,770
Discovery Communications LLC	3.450%	3/15/25	2,350	2,168
Grupo Televisa SAB	6.625%	3/18/25	2,335	2,788

43

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
GTE Corp.	8.750%	11/1/21	1,175	1,513
Historic TW Inc.	9.150%	2/1/23	1,195	1,564
Interpublic Group of Cos. Inc.	3.750%	2/15/23	1,500	1,457
Interpublic Group of Cos. Inc.	4.200%	4/15/24	4,325	4,302
1 McGraw Hill Financial Inc.	4.000%	6/15/25	2,875	2,772
Moody's Corp.	5.500%	9/1/20	2,700	3,031
Moody's Corp.	4.500%	9/1/22	1,971	2,096
Moody's Corp.	4.875%	2/15/24	3,425	3,567
NBCUniversal Media LLC	4.375%	4/1/21	7,701	8,332
NBCUniversal Media LLC	2.875%	1/15/23	5,250	5,117
Omnicom Group Inc.	3.625%	5/1/22	8,573	8,578
Omnicom Group Inc.	3.650%	11/1/24	5,483	5,331
Orange SA	4.125%	9/14/21	3,650	3,868
Qwest Corp.	6.750%	12/1/21	5,520	5,990
RELX Capital Inc.	3.125%	10/15/22	4,219	4,091
Rogers Communications Inc.	3.000%	3/15/23	2,750	2,612
Rogers Communications Inc.	4.100%	10/1/23	2,600	2,615
Scripps Networks Interactive Inc.	3.500%	6/15/22	5,200	5,085
Scripps Networks Interactive Inc.	3.900%	11/15/24	1,900	1,885
Telefonica Emisiones SAU	5.462%	2/16/21	7,007	7,796
Telefonica Emisiones SAU	4.570%	4/27/23	1,625	1,697
Thomson Reuters Corp.	3.950%	9/30/21	3,377	3,497
Thomson Reuters Corp.	4.300%	11/23/23	2,000	2,058
Thomson Reuters Corp.	3.850%	9/29/24	2,450	2,412
Time Warner Cable Inc.	4.125%	2/15/21	4,625	4,717
Time Warner Cable Inc.	4.000%	9/1/21	4,516	4,514
Time Warner Cos. Inc.	7.570%	2/1/24	1,720	2,086
Time Warner Entertainment Co. LP	8.375%	3/15/23	3,535	4,373
Time Warner Inc.	4.700%	1/15/21	4,550	4,917
Time Warner Inc.	4.750%	3/29/21	3,150	3,391
Time Warner Inc.	4.000%	1/15/22	2,475	2,529
Time Warner Inc.	3.400%	6/15/22	2,401	2,373
Time Warner Inc.	4.050%	12/15/23	2,675	2,700
Time Warner Inc.	3.550%	6/1/24	4,905	4,798
Time Warner Inc.	3.600%	7/15/25	6,875	6,639
Verizon Communications Inc.	4.500%	9/15/20	19,930	21,396
Verizon Communications Inc.	3.450%	3/15/21	5,475	5,595
Verizon Communications Inc.	4.600%	4/1/21	6,938	7,431
Verizon Communications Inc.	3.000%	11/1/21	7,585	7,493
Verizon Communications Inc.	3.500%	11/1/21	7,968	8,070
Verizon Communications Inc.	2.450%	11/1/22	8,769	8,198
Verizon Communications Inc.	5.150%	9/15/23	38,450	42,002
Verizon Communications Inc.	4.150%	3/15/24	7,508	7,641
Verizon Communications Inc.	3.500%	11/1/24	7,975	7,788
Viacom Inc.	4.500%	3/1/21	1,655	1,677
Viacom Inc.	3.875%	12/15/21	4,325	4,200
Viacom Inc.	3.125%	6/15/22	3,000	2,718
Viacom Inc.	4.250%	9/1/23	3,975	3,779
Viacom Inc.	3.875%	4/1/24	2,325	2,156
Vodafone Group plc	4.375%	3/16/21	3,258	3,468
Vodafone Group plc	2.500%	9/26/22	3,223	2,942
Vodafone Group plc	2.950%	2/19/23	4,988	4,698
Walt Disney Co.	3.750%	6/1/21	1,275	1,359
Walt Disney Co.	2.750%	8/16/21	4,425	4,467
Walt Disney Co.	2.550%	2/15/22	3,000	2,962
Walt Disney Co.	2.350%	12/1/22	3,850	3,724
WPP Finance 2010	4.750%	11/21/21	1,009	1,091
WPP Finance 2010	3.625%	9/7/22	3,125	3,119
WPP Finance 2010	3.750%	9/19/24	3,018	2,953
Consumer Cyclical (7.2%)
Advance Auto Parts Inc.	4.500%	1/15/22	1,600	1,673
Advance Auto Parts Inc.	4.500%	12/1/23	1,600	1,655

44

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
1 Alibaba Group Holding Ltd.	3.125%	11/28/21	6,300	6,098
1 Alibaba Group Holding Ltd.	3.600%	11/28/24	10,900	10,288
Amazon.com Inc.	3.300%	12/5/21	4,625	4,728
Amazon.com Inc.	2.500%	11/29/22	6,175	5,842
Amazon.com Inc.	3.800%	12/5/24	4,818	4,812
AutoZone Inc.	4.000%	11/15/20	2,484	2,619
AutoZone Inc.	2.500%	4/15/21	525	517
AutoZone Inc.	3.700%	4/15/22	4,855	4,945
AutoZone Inc.	2.875%	1/15/23	1,425	1,372
AutoZone Inc.	3.125%	7/15/23	500	488
AutoZone Inc.	3.250%	4/15/25	1,000	965
Bed Bath & Beyond Inc.	3.749%	8/1/24	1,475	1,462
BorgWarner Inc.	4.625%	9/15/20	75	82
BorgWarner Inc.	3.375%	3/15/25	2,475	2,412
Brinker International Inc.	3.875%	5/15/23	1,450	1,399
Carnival Corp.	3.950%	10/15/20	3,250	3,384
CDK Global Incorporated	4.500%	10/15/24	2,300	2,297
Coach Inc.	4.250%	4/1/25	2,800	2,618
Costco Wholesale Corp.	2.250%	2/15/22	2,000	1,936
Cummins Inc.	3.650%	10/1/23	2,025	2,087
CVS Health Corp.	3.500%	7/20/22	8,900	9,084
CVS Health Corp.	2.750%	12/1/22	6,175	5,987
CVS Health Corp.	4.000%	12/5/23	7,300	7,589
CVS Health Corp.	3.375%	8/12/24	2,515	2,469
CVS Health Corp.	3.875%	7/20/25	13,000	13,290
Delphi Corp.	5.000%	2/15/23	2,600	2,704
Delphi Corp.	4.150%	3/15/24	3,477	3,506
Dollar General Corp.	3.250%	4/15/23	2,800	2,659
eBay Inc.	3.250%	10/15/20	2,300	2,306
eBay Inc.	2.875%	8/1/21	3,600	3,453
eBay Inc.	2.600%	7/15/22	4,075	3,688
eBay Inc.	3.450%	8/1/24	4,115	3,794
Expedia Inc.	5.950%	8/15/20	3,525	3,879
Expedia Inc.	4.500%	8/15/24	2,033	2,023
Ford Motor Credit Co. LLC	5.750%	2/1/21	7,585	8,490
Ford Motor Credit Co. LLC	5.875%	8/2/21	7,677	8,621
Ford Motor Credit Co. LLC	3.219%	1/9/22	5,250	5,110
Ford Motor Credit Co. LLC	4.250%	9/20/22	5,675	5,826
Ford Motor Credit Co. LLC	4.375%	8/6/23	6,325	6,465
Ford Motor Credit Co. LLC	3.664%	9/8/24	500	483
Ford Motor Credit Co. LLC	4.134%	8/4/25	1,950	1,930
Gap Inc.	5.950%	4/12/21	5,672	6,289
General Motors Co.	4.875%	10/2/23	11,435	11,707
General Motors Financial Co. Inc.	4.375%	9/25/21	5,900	6,003
General Motors Financial Co. Inc.	3.450%	4/10/22	2,365	2,259
General Motors Financial Co. Inc.	4.250%	5/15/23	3,400	3,345
General Motors Financial Co. Inc.	4.000%	1/15/25	6,125	5,803
General Motors Financial Co. Inc.	4.300%	7/13/25	3,750	3,647
Harley-Davidson Inc.	3.500%	7/28/25	3,850	3,852
Harman International Industries Inc.	4.150%	5/15/25	1,900	1,865
Home Depot Inc.	3.950%	9/15/20	2,500	2,689
Home Depot Inc.	4.400%	4/1/21	5,063	5,523
Home Depot Inc.	2.625%	6/1/22	3,450	3,390
Home Depot Inc.	2.700%	4/1/23	6,650	6,470
Home Depot Inc.	3.750%	2/15/24	4,075	4,241
Hyatt Hotels Corp.	5.375%	8/15/21	800	891
Hyatt Hotels Corp.	3.375%	7/15/23	1,975	1,915
Johnson Controls Inc.	4.250%	3/1/21	1,864	1,940
Johnson Controls Inc.	3.750%	12/1/21	2,496	2,527
Johnson Controls Inc.	3.625%	7/2/24	1,800	1,742
Kohl's Corp.	4.000%	11/1/21	3,170	3,250
Kohl's Corp.	3.250%	2/1/23	2,825	2,670
Kohl's Corp.	4.250%	7/17/25	2,100	2,046
Lowe's Cos. Inc.	3.750%	4/15/21	1,000	1,048

45

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Lowe's Cos. Inc.	3.800%	11/15/21	4,649	4,880
Lowe's Cos. Inc.	3.120%	4/15/22	1,800	1,811
Lowe's Cos. Inc.	3.875%	9/15/23	3,216	3,354
Lowe's Cos. Inc.	3.125%	9/15/24	2,325	2,286
Macy's Retail Holdings Inc.	3.875%	1/15/22	3,775	3,828
Macy's Retail Holdings Inc.	2.875%	2/15/23	2,621	2,429
Macy's Retail Holdings Inc.	4.375%	9/1/23	3,050	3,114
Macy's Retail Holdings Inc.	3.625%	6/1/24	2,993	2,878
Macy's Retail Holdings Inc.	6.650%	7/15/24	50	59
Magna International Inc.	3.625%	6/15/24	3,313	3,230
Marriott International Inc.	3.375%	10/15/20	3,975	4,077
Marriott International Inc.	3.125%	10/15/21	650	657
Marriott International Inc.	3.250%	9/15/22	900	892
MasterCard Inc.	3.375%	4/1/24	3,858	3,898
McDonald's Corp.	3.625%	5/20/21	2,071	2,184
McDonald's Corp.	2.625%	1/15/22	2,168	2,105
McDonald's Corp.	3.375%	5/26/25	5,045	4,930
NIKE Inc.	2.250%	5/1/23	1,400	1,337
Nordstrom Inc.	4.000%	10/15/21	2,325	2,470
NVR Inc.	3.950%	9/15/22	2,802	2,825
O'Reilly Automotive Inc.	4.875%	1/14/21	1,735	1,884
O'Reilly Automotive Inc.	4.625%	9/15/21	1,596	1,713
O'Reilly Automotive Inc.	3.800%	9/1/22	1,700	1,721
O'Reilly Automotive Inc.	3.850%	6/15/23	1,375	1,398
Priceline Group Inc.	3.650%	3/15/25	2,300	2,220
QVC Inc.	5.125%	7/2/22	1,925	1,926
QVC Inc.	4.375%	3/15/23	1,800	1,718
QVC Inc.	4.850%	4/1/24	3,683	3,530
QVC Inc.	4.450%	2/15/25	2,250	2,126
Ross Stores Inc.	3.375%	9/15/24	925	908
Signet UK Finance plc	4.700%	6/15/24	1,825	1,842
Staples Inc.	4.375%	1/12/23	2,025	2,014
Starbucks Corp.	2.700%	6/15/22	1,500	1,498
Starbucks Corp.	3.850%	10/1/23	4,400	4,633
Starwood Hotels & Resorts Worldwide Inc.	3.125%	2/15/23	1,625	1,523
Starwood Hotels & Resorts Worldwide Inc.	3.750%	3/15/25	1,500	1,465
Target Corp.	2.900%	1/15/22	2,250	2,264
Target Corp.	3.500%	7/1/24	6,575	6,754
TJX Cos. Inc.	2.750%	6/15/21	3,225	3,230
TJX Cos. Inc.	2.500%	5/15/23	3,125	2,982
Toyota Motor Credit Corp.	4.250%	1/11/21	2,175	2,351
Toyota Motor Credit Corp.	2.750%	5/17/21	2,500	2,523
Toyota Motor Credit Corp.	3.400%	9/15/21	6,600	6,818
Toyota Motor Credit Corp.	3.300%	1/12/22	5,630	5,748
Toyota Motor Credit Corp.	2.800%	7/13/22	1,300	1,291
Toyota Motor Credit Corp.	2.625%	1/10/23	2,854	2,765
VF Corp.	3.500%	9/1/21	2,240	2,346
Wal-Mart Stores Inc.	3.250%	10/25/20	9,158	9,601
Wal-Mart Stores Inc.	4.250%	4/15/21	4,700	5,129
Wal-Mart Stores Inc.	2.550%	4/11/23	8,650	8,310
Wal-Mart Stores Inc.	3.300%	4/22/24	8,944	9,021
Walgreen Co.	3.100%	9/15/22	3,550	3,433
Walgreens Boots Alliance Inc.	3.300%	11/18/21	5,900	5,842
Walgreens Boots Alliance Inc.	3.800%	11/18/24	11,150	10,891
Wyndham Worldwide Corp.	4.250%	3/1/22	3,850	3,766
Wyndham Worldwide Corp.	3.900%	3/1/23	2,450	2,321
Yum! Brands Inc.	3.875%	11/1/20	3,325	3,455
Yum! Brands Inc.	3.750%	11/1/21	900	914
Yum! Brands Inc.	3.875%	11/1/23	400	397
Consumer Noncyclical (14.7%)
Abbott Laboratories	2.550%	3/15/22	3,500	3,427
Abbott Laboratories	2.950%	3/15/25	4,500	4,335
AbbVie Inc.	2.900%	11/6/22	14,054	13,554

46

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
AbbVie Inc.	3.200%	11/6/22	4,750	4,683
AbbVie Inc.	3.600%	5/14/25	16,820	16,502
Actavis Funding SCS	3.450%	3/15/22	12,514	12,132
Actavis Funding SCS	3.850%	6/15/24	5,933	5,763
Actavis Funding SCS	3.800%	3/15/25	19,726	18,841
Actavis Inc.	3.250%	10/1/22	8,625	8,279
Agilent Technologies Inc.	3.200%	10/1/22	2,700	2,614
Agilent Technologies Inc.	3.875%	7/15/23	2,900	2,902
Allergan Inc.	3.375%	9/15/20	1,375	1,395
Allergan Inc.	2.800%	3/15/23	3,050	2,838
Altria Group Inc.	4.750%	5/5/21	8,999	9,703
Altria Group Inc.	2.850%	8/9/22	4,012	3,852
Altria Group Inc.	2.950%	5/2/23	3,000	2,871
Altria Group Inc.	4.000%	1/31/24	7,544	7,659
AmerisourceBergen Corp.	3.500%	11/15/21	3,100	3,182
AmerisourceBergen Corp.	3.400%	5/15/24	2,450	2,413
AmerisourceBergen Corp.	3.250%	3/1/25	2,175	2,095
Amgen Inc.	3.450%	10/1/20	3,842	3,956
Amgen Inc.	4.100%	6/15/21	4,425	4,653
Amgen Inc.	3.875%	11/15/21	7,400	7,692
Amgen Inc.	2.700%	5/1/22	1,700	1,645
Amgen Inc.	3.625%	5/15/22	4,725	4,742
Amgen Inc.	3.625%	5/22/24	7,444	7,324
Amgen Inc.	3.125%	5/1/25	3,760	3,552
Anheuser-Busch InBev Finance Inc.	2.625%	1/17/23	10,528	10,043
Anheuser-Busch InBev Finance Inc.	3.700%	2/1/24	6,350	6,482
Anheuser-Busch InBev Worldwide Inc.	4.375%	2/15/21	2,300	2,499
Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	7,563	7,273
Archer-Daniels-Midland Co.	4.479%	3/1/21	3,166	3,467
1 Baxalta Inc.	3.600%	6/23/22	2,350	2,338
1 Baxalta Inc.	4.000%	6/23/25	7,950	7,896
Beam Suntory Inc.	3.250%	5/15/22	1,275	1,245
Beam Suntory Inc.	3.250%	6/15/23	1,050	1,023
Becton Dickinson & Co.	3.250%	11/12/20	3,310	3,359
Becton Dickinson & Co.	3.125%	11/8/21	4,550	4,489
Becton Dickinson & Co.	3.734%	12/15/24	7,719	7,688
Becton Dickinson and Co.	3.300%	3/1/23	2,150	2,120
Becton Dickinson and Co.	3.875%	5/15/24	2,100	2,119
Bio-Rad Laboratories Inc.	4.875%	12/15/20	2,650	2,849
Boston Scientific Corp.	3.375%	5/15/22	1,750	1,697
Boston Scientific Corp.	4.125%	10/1/23	2,710	2,742
Boston Scientific Corp.	3.850%	5/15/25	3,500	3,359
Bristol-Myers Squibb Co.	2.000%	8/1/22	3,843	3,627
Bristol-Myers Squibb Co.	7.150%	6/15/23	900	1,154
Bristol-Myers Squibb Co.	3.250%	11/1/23	2,350	2,391
Brown-Forman Corp.	2.250%	1/15/23	1,175	1,111
Campbell Soup Co.	4.250%	4/15/21	2,100	2,280
Campbell Soup Co.	2.500%	8/2/22	2,075	1,953
Campbell Soup Co.	3.300%	3/19/25	1,100	1,082
Cardinal Health Inc.	4.625%	12/15/20	2,625	2,838
Cardinal Health Inc.	3.200%	6/15/22	1,200	1,199
Cardinal Health Inc.	3.200%	3/15/23	4,525	4,408
Cardinal Health Inc.	3.750%	9/15/25	700	701
Catholic Health Initiatives Colorado GO	2.950%	11/1/22	1,800	1,757
Celgene Corp.	3.950%	10/15/20	3,750	3,934
Celgene Corp.	3.250%	8/15/22	2,545	2,484
Celgene Corp.	3.550%	8/15/22	2,000	1,999
Celgene Corp.	4.000%	8/15/23	3,285	3,324
Celgene Corp.	3.625%	5/15/24	7,233	7,111
Celgene Corp.	3.875%	8/15/25	4,000	3,974
Church & Dwight Co. Inc.	2.875%	10/1/22	900	879
Clorox Co.	3.800%	11/15/21	3,288	3,453
Clorox Co.	3.050%	9/15/22	2,100	2,062
Clorox Co.	3.500%	12/15/24	2,233	2,204

47

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Coca-Cola Co.	2.450%	11/1/20	5,550	5,596
Coca-Cola Co.	3.150%	11/15/20	6,577	6,827
Coca-Cola Co.	3.300%	9/1/21	5,175	5,378
Coca-Cola Co.	2.500%	4/1/23	4,075	3,934
Coca-Cola Co.	3.200%	11/1/23	4,150	4,211
Coca-Cola Enterprises Inc.	3.500%	9/15/20	2,975	3,098
Coca-Cola Enterprises Inc.	3.250%	8/19/21	425	441
Coca-Cola Enterprises Inc.	4.500%	9/1/21	1,500	1,657
Coca-Cola Femsa SAB de CV	3.875%	11/26/23	4,500	4,707
Coca-Cola Refreshments USA Inc.	8.500%	2/1/22	975	1,290
Colgate-Palmolive Co.	2.450%	11/15/21	2,875	2,875
Colgate-Palmolive Co.	2.300%	5/3/22	2,650	2,591
Colgate-Palmolive Co.	1.950%	2/1/23	3,975	3,762
Colgate-Palmolive Co.	2.100%	5/1/23	650	619
Colgate-Palmolive Co.	3.250%	3/15/24	3,253	3,342
ConAgra Foods Inc.	3.250%	9/15/22	1,925	1,838
ConAgra Foods Inc.	3.200%	1/25/23	4,723	4,415
Covidien International Finance SA	3.200%	6/15/22	4,580	4,618
Covidien International Finance SA	2.950%	6/15/23	3,475	3,389
CR Bard Inc.	4.400%	1/15/21	2,245	2,410
DENTSPLY International Inc.	4.125%	8/15/21	1,880	1,936
Diageo Capital plc	2.625%	4/29/23	9,261	8,820
Diageo Investment Corp.	2.875%	5/11/22	4,821	4,729
Dignity Health California GO	3.125%	11/1/22	800	795
Dignity Health California GO	3.812%	11/1/24	2,300	2,395
Dr Pepper Snapple Group Inc.	3.200%	11/15/21	1,475	1,500
Dr Pepper Snapple Group Inc.	2.700%	11/15/22	625	601
Eli Lilly & Co.	2.750%	6/1/25	3,700	3,584
Estee Lauder Cos. Inc.	2.350%	8/15/22	1,000	982
Express Scripts Holding Co.	4.750%	11/15/21	2,650	2,832
Express Scripts Holding Co.	3.900%	2/15/22	4,879	4,928
Express Scripts Holding Co.	3.500%	6/15/24	4,265	4,101
Flowers Foods Inc.	4.375%	4/1/22	2,350	2,479
Fomento Economico Mexicano SAB de CV	2.875%	5/10/23	1,200	1,125
General Mills Inc.	3.150%	12/15/21	3,275	3,303
General Mills Inc.	3.650%	2/15/24	3,911	3,978
Gilead Sciences Inc.	4.500%	4/1/21	4,625	4,992
Gilead Sciences Inc.	4.400%	12/1/21	5,300	5,676
Gilead Sciences Inc.	3.700%	4/1/24	8,794	8,927
Gilead Sciences Inc.	3.500%	2/1/25	9,650	9,608
GlaxoSmithKline Capital Inc.	2.800%	3/18/23	6,075	5,924
GlaxoSmithKline Capital plc	2.850%	5/8/22	8,767	8,644
Hasbro Inc.	3.150%	5/15/21	2,125	2,148
Hershey Co.	4.125%	12/1/20	1,525	1,671
Hershey Co.	2.625%	5/1/23	1,750	1,699
Hershey Co.	3.200%	8/21/25	1,400	1,401
Hillshire Brands Co.	4.100%	9/15/20	1,279	1,328
Hormel Foods Corp.	4.125%	4/15/21	1,100	1,209
Ingredion Inc.	4.625%	11/1/20	2,225	2,380
International Flavors & Fragrances Inc.	3.200%	5/1/23	975	960
JM Smucker Co.	3.500%	10/15/21	4,050	4,133
1 JM Smucker Co.	3.000%	3/15/22	1,400	1,369
1 JM Smucker Co.	3.500%	3/15/25	4,500	4,342
Johnson & Johnson	2.950%	9/1/20	2,750	2,879
Johnson & Johnson	3.550%	5/15/21	3,400	3,653
Johnson & Johnson	2.450%	12/5/21	3,000	3,032
Johnson & Johnson	6.730%	11/15/23	50	64
Johnson & Johnson	3.375%	12/5/23	1,900	1,988
Kaiser Foundation Hospitals	3.500%	4/1/22	1,425	1,449
Kellogg Co.	4.000%	12/15/20	4,525	4,804
Kellogg Co.	3.125%	5/17/22	825	830
Kimberly-Clark Corp.	3.875%	3/1/21	1,075	1,175
Kimberly-Clark Corp.	2.400%	3/1/22	2,800	2,753

48

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Kimberly-Clark Corp.	2.400%	6/1/23	2,275	2,184
Kimberly-Clark Corp.	2.650%	3/1/25	750	719
Koninklijke Philips NV	3.750%	3/15/22	4,312	4,264
Kraft Foods Group Inc.	3.500%	6/6/22	9,856	9,948
1 Kraft Heinz Foods Co.	3.500%	7/15/22	5,325	5,366
1 Kraft Heinz Foods Co.	3.950%	7/15/25	7,175	7,266
Kroger Co.	3.300%	1/15/21	3,775	3,825
Kroger Co.	2.950%	11/1/21	2,990	2,941
Kroger Co.	3.400%	4/15/22	1,918	1,922
Kroger Co.	3.850%	8/1/23	3,150	3,201
Kroger Co.	4.000%	2/1/24	1,425	1,468
Laboratory Corp. of America Holdings	4.625%	11/15/20	2,250	2,412
Laboratory Corp. of America Holdings	3.200%	2/1/22	1,730	1,691
Laboratory Corp. of America Holdings	3.750%	8/23/22	950	973
Laboratory Corp. of America Holdings	4.000%	11/1/23	1,425	1,456
Laboratory Corp. of America Holdings	3.600%	2/1/25	4,065	3,888
Life Technologies Corp.	5.000%	1/15/21	1,958	2,124
Mattel Inc.	3.150%	3/15/23	1,350	1,328
McCormick & Co. Inc.	3.900%	7/15/21	275	295
McCormick & Co. Inc.	3.500%	9/1/23	1,200	1,249
McKesson Corp.	4.750%	3/1/21	1,475	1,604
McKesson Corp.	2.700%	12/15/22	2,825	2,694
McKesson Corp.	2.850%	3/15/23	1,250	1,191
McKesson Corp.	3.796%	3/15/24	5,550	5,623
Medco Health Solutions Inc.	4.125%	9/15/20	4,650	4,920
Medtronic Inc.	4.125%	3/15/21	2,500	2,714
Medtronic Inc.	3.125%	3/15/22	2,961	2,993
1 Medtronic Inc.	3.150%	3/15/22	10,600	10,585
Medtronic Inc.	3.150%	3/15/22	1,000	1,001
Medtronic Inc.	2.750%	4/1/23	6,425	6,175
Medtronic Inc.	3.625%	3/15/24	5,108	5,164
1 Medtronic Inc.	3.500%	3/15/25	16,245	16,122
Merck & Co. Inc.	3.875%	1/15/21	5,386	5,734
Merck & Co. Inc.	2.350%	2/10/22	6,300	6,147
Merck & Co. Inc.	2.400%	9/15/22	4,800	4,617
Merck & Co. Inc.	2.800%	5/18/23	7,025	6,893
Merck & Co. Inc.	2.750%	2/10/25	12,460	11,914
Molson Coors Brewing Co.	3.500%	5/1/22	1,875	1,897
Mondelez International Inc.	4.000%	2/1/24	7,825	8,008
Mylan Inc.	4.200%	11/29/23	3,050	3,059
Newell Rubbermaid Inc.	4.000%	6/15/22	1,125	1,148
Newell Rubbermaid Inc.	4.000%	12/1/24	4,372	4,411
Novartis Capital Corp.	2.400%	9/21/22	8,935	8,661
Novartis Capital Corp.	3.400%	5/6/24	8,268	8,415
Owens & Minor Inc.	4.375%	12/15/24	2,100	2,127
Partners Healthcare System Massachusetts GO	3.443%	7/1/21	1,225	1,282
PepsiCo Inc.	3.125%	11/1/20	2,945	3,043
PepsiCo Inc.	3.000%	8/25/21	5,450	5,549
PepsiCo Inc.	2.750%	3/5/22	6,590	6,499
PepsiCo Inc.	3.100%	7/17/22	2,450	2,475
PepsiCo Inc.	2.750%	3/1/23	3,425	3,353
PepsiCo Inc.	3.600%	3/1/24	5,350	5,462
PepsiCo Inc.	2.750%	4/30/25	5,925	5,594
PepsiCo Inc.	3.500%	7/17/25	3,500	3,510
PerkinElmer Inc.	5.000%	11/15/21	2,500	2,680
Perrigo Co. plc	4.000%	11/15/23	3,500	3,467
Perrigo Finance plc	3.500%	12/15/21	2,000	1,951
Perrigo Finance plc	3.900%	12/15/24	3,350	3,247
Pfizer Inc.	3.000%	6/15/23	3,650	3,604
Pfizer Inc.	3.400%	5/15/24	3,181	3,177
Philip Morris International Inc.	4.125%	5/17/21	2,870	3,084
Philip Morris International Inc.	2.900%	11/15/21	2,350	2,330
Philip Morris International Inc.	2.500%	8/22/22	3,386	3,257
Philip Morris International Inc.	2.625%	3/6/23	2,750	2,634

49

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Philip Morris International Inc.	3.600%	11/15/23	3,775	3,830
Philip Morris International Inc.	3.250%	11/10/24	2,900	2,849
Philip Morris International Inc.	3.375%	8/11/25	500	497
2 Procter & Gamble - Esop	9.360%	1/1/21	1,072	1,293
Procter & Gamble Co.	2.300%	2/6/22	5,635	5,551
Procter & Gamble Co.	3.100%	8/15/23	4,250	4,318
Quest Diagnostics Inc.	4.700%	4/1/21	1,650	1,792
Quest Diagnostics Inc.	4.250%	4/1/24	2,375	2,401
Quest Diagnostics Inc.	3.500%	3/30/25	800	755
Reynolds American Inc.	4.000%	6/12/22	4,890	5,006
Reynolds American Inc.	3.250%	11/1/22	3,665	3,556
1 Reynolds American Inc.	3.750%	5/20/23	2,225	2,160
Reynolds American Inc.	4.850%	9/15/23	2,650	2,782
Reynolds American Inc.	4.450%	6/12/25	12,160	12,456
Sanofi	4.000%	3/29/21	9,200	9,816
St. Jude Medical Inc.	3.250%	4/15/23	4,550	4,399
Stryker Corp.	3.375%	5/15/24	2,475	2,457
Sysco Corp.	2.600%	6/12/22	1,300	1,256
Teva Pharmaceutical Finance Co. BV	3.650%	11/10/21	4,001	3,968
Teva Pharmaceutical Finance Co. BV	2.950%	12/18/22	4,086	3,843
Teva Pharmaceutical Finance IV BV	3.650%	11/10/21	1,749	1,737
Thermo Fisher Scientific Inc.	4.500%	3/1/21	5,445	5,814
Thermo Fisher Scientific Inc.	3.600%	8/15/21	8,528	8,675
Thermo Fisher Scientific Inc.	3.300%	2/15/22	3,211	3,130
Thermo Fisher Scientific Inc.	3.150%	1/15/23	1,160	1,130
Thermo Fisher Scientific Inc.	4.150%	2/1/24	3,690	3,770
Tupperware Brands Corp.	4.750%	6/1/21	2,200	2,277
Tyson Foods Inc.	4.500%	6/15/22	3,990	4,184
Tyson Foods Inc.	3.950%	8/15/24	7,426	7,418
Unilever Capital Corp.	4.250%	2/10/21	4,813	5,271
Unilever Capital Corp.	3.100%	7/30/25	2,225	2,215
Whirlpool Corp.	4.850%	6/15/21	1,850	2,022
Whirlpool Corp.	4.700%	6/1/22	1,898	2,055
Whirlpool Corp.	3.700%	3/1/23	1,475	1,477
Whirlpool Corp.	3.700%	5/1/25	600	592
Wyeth LLC	6.450%	2/1/24	4,139	5,061
Zeneca Wilmington Inc.	7.000%	11/15/23	1,600	2,023
Zimmer Biomet Holdings Inc.	3.375%	11/30/21	1,650	1,664
Zimmer Biomet Holdings Inc.	3.150%	4/1/22	4,200	4,084
Zimmer Biomet Holdings Inc.	3.550%	4/1/25	9,200	8,771
Zoetis Inc.	3.250%	2/1/23	5,200	4,947
Energy (11.2%)
Anadarko Petroleum Corp.	3.450%	7/15/24	2,033	1,963
Apache Corp.	3.625%	2/1/21	3,750	3,823
Apache Corp.	3.250%	4/15/22	5,142	4,959
Baker Hughes Inc.	3.200%	8/15/21	3,050	3,037
Boardwalk Pipelines LP	3.375%	2/1/23	1,700	1,481
Boardwalk Pipelines LP	4.950%	12/15/24	3,050	2,854
BP Capital Markets plc	4.500%	10/1/20	7,990	8,703
BP Capital Markets plc	4.742%	3/11/21	7,795	8,558
BP Capital Markets plc	3.561%	11/1/21	4,586	4,716
BP Capital Markets plc	3.062%	3/17/22	1,700	1,687
BP Capital Markets plc	3.245%	5/6/22	7,604	7,550
BP Capital Markets plc	2.500%	11/6/22	6,675	6,310
BP Capital Markets plc	2.750%	5/10/23	9,325	8,824
BP Capital Markets plc	3.994%	9/26/23	3,775	3,872
BP Capital Markets plc	3.814%	2/10/24	3,469	3,479
BP Capital Markets plc	3.535%	11/4/24	4,225	4,134
BP Capital Markets plc	3.506%	3/17/25	4,272	4,191
Buckeye Partners LP	4.875%	2/1/21	2,783	2,815
Buckeye Partners LP	4.150%	7/1/23	3,071	2,835
Cameron International Corp.	4.500%	6/1/21	350	369
Cameron International Corp.	3.600%	4/30/22	1,150	1,152

50

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Cameron International Corp.	4.000%	12/15/23	1,400	1,423
Cameron International Corp.	3.700%	6/15/24	1,800	1,778
Canadian Natural Resources Ltd.	3.450%	11/15/21	350	340
Canadian Natural Resources Ltd.	3.800%	4/15/24	5,275	4,961
Canadian Natural Resources Ltd.	3.900%	2/1/25	1,775	1,639
Cenovus Energy Inc.	3.000%	8/15/22	5,050	4,585
CenterPoint Energy Resources Corp.	4.500%	1/15/21	2,800	3,002
Chevron Corp.	2.411%	3/3/22	3,250	3,150
Chevron Corp.	2.355%	12/5/22	6,592	6,244
Chevron Corp.	3.191%	6/24/23	12,725	12,739
Cimarex Energy Co.	5.875%	5/1/22	1,500	1,575
Cimarex Energy Co.	4.375%	6/1/24	4,700	4,524
1 Columbia Pipeline Group Inc.	4.500%	6/1/25	4,500	4,290
ConocoPhillips Co.	2.875%	11/15/21	3,200	3,168
ConocoPhillips Co.	2.400%	12/15/22	3,950	3,667
ConocoPhillips Co.	3.350%	11/15/24	2,900	2,807
ConocoPhillips Co.	3.350%	5/15/25	1,800	1,731
Continental Resources Inc.	5.000%	9/15/22	11,273	10,216
Continental Resources Inc.	4.500%	4/15/23	8,325	7,492
Continental Resources Inc.	3.800%	6/1/24	2,075	1,748
Copano Energy LLC / Copano Energy Finance Corp.	7.125%	4/1/21	1,673	1,748
Devon Energy Corp.	4.000%	7/15/21	2,845	2,900
Devon Energy Corp.	3.250%	5/15/22	3,762	3,624
Diamond Offshore Drilling Inc.	3.450%	11/1/23	475	430
Dominion Gas Holdings LLC	3.550%	11/1/23	1,725	1,716
Dominion Gas Holdings LLC	3.600%	12/15/24	2,750	2,704
El Paso Natural Gas Co. LLC	8.625%	1/15/22	650	790
1 Enable Midstream Partners LP	3.900%	5/15/24	2,700	2,371
Enbridge Energy Partners LP	4.200%	9/15/21	3,469	3,500
Enbridge Inc.	4.000%	10/1/23	2,594	2,442
Enbridge Inc.	3.500%	6/10/24	2,406	2,167
Encana Corp.	3.900%	11/15/21	1,640	1,536
Energy Transfer Partners LP	4.150%	10/1/20	5,365	5,395
Energy Transfer Partners LP	4.650%	6/1/21	4,476	4,517
Energy Transfer Partners LP	5.200%	2/1/22	5,425	5,450
Energy Transfer Partners LP	3.600%	2/1/23	3,825	3,476
Energy Transfer Partners LP	7.600%	2/1/24	930	1,062
Energy Transfer Partners LP	4.050%	3/15/25	6,900	6,249
EnLink Midstream Partners LP	4.400%	4/1/24	4,725	4,509
EnLink Midstream Partners LP	4.150%	6/1/25	1,500	1,381
Ensco plc	4.700%	3/15/21	7,200	6,594
Ensco plc	4.500%	10/1/24	4,033	3,458
Ensco plc	5.200%	3/15/25	1,700	1,518
Enterprise Products Operating LLC	5.200%	9/1/20	4,000	4,384
Enterprise Products Operating LLC	4.050%	2/15/22	4,443	4,502
Enterprise Products Operating LLC	3.350%	3/15/23	5,725	5,462
Enterprise Products Operating LLC	3.900%	2/15/24	3,794	3,697
Enterprise Products Operating LLC	3.750%	2/15/25	3,175	3,028
EOG Resources Inc.	4.100%	2/1/21	4,840	5,164
EOG Resources Inc.	2.625%	3/15/23	7,200	6,839
EOG Resources Inc.	3.150%	4/1/25	775	752
EQT Corp.	4.875%	11/15/21	3,425	3,546
EQT Midstream Partners LP	4.000%	8/1/24	1,900	1,706
Exxon Mobil Corp.	2.397%	3/6/22	6,000	5,860
Exxon Mobil Corp.	3.176%	3/15/24	1,581	1,597
Exxon Mobil Corp.	2.709%	3/6/25	8,750	8,523
FMC Technologies Inc.	3.450%	10/1/22	2,575	2,396
Gulf South Pipeline Co. LP	4.000%	6/15/22	750	711
Halliburton Co.	3.250%	11/15/21	2,150	2,165
Halliburton Co.	3.500%	8/1/23	4,975	4,902
Hess Corp.	3.500%	7/15/24	2,000	1,853
Husky Energy Inc.	3.950%	4/15/22	1,779	1,733
Husky Energy Inc.	4.000%	4/15/24	3,668	3,484
Kerr-McGee Corp.	6.950%	7/1/24	4,123	4,831

51

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Kinder Morgan Energy Partners LP	5.300%	9/15/20	1,500	1,599
Kinder Morgan Energy Partners LP	3.500%	3/1/21	4,400	4,192
Kinder Morgan Energy Partners LP	5.800%	3/1/21	2,650	2,796
Kinder Morgan Energy Partners LP	5.000%	10/1/21	1,950	1,994
Kinder Morgan Energy Partners LP	4.150%	3/1/22	850	813
Kinder Morgan Energy Partners LP	3.950%	9/1/22	4,145	3,862
Kinder Morgan Energy Partners LP	3.450%	2/15/23	2,350	2,083
Kinder Morgan Energy Partners LP	3.500%	9/1/23	2,650	2,356
Kinder Morgan Energy Partners LP	4.150%	2/1/24	6,133	5,677
Kinder Morgan Energy Partners LP	4.300%	5/1/24	2,618	2,376
Kinder Morgan Energy Partners LP	4.250%	9/1/24	3,133	2,876
Kinder Morgan Inc.	6.500%	9/15/20	2,503	2,772
Kinder Morgan Inc.	4.300%	6/1/25	4,800	4,419
Magellan Midstream Partners LP	4.250%	2/1/21	900	927
Magellan Midstream Partners LP	3.200%	3/15/25	2,275	2,087
Marathon Oil Corp.	2.800%	11/1/22	3,606	3,258
Marathon Oil Corp.	3.850%	6/1/25	5,200	4,738
Marathon Petroleum Corp.	5.125%	3/1/21	5,250	5,707
Marathon Petroleum Corp.	3.625%	9/15/24	2,899	2,793
MPLX LP	4.000%	2/15/25	2,000	1,849
Murphy Oil Corp.	4.000%	6/1/22	311	271
Murphy Oil Corp.	3.700%	12/1/22	4,900	4,159
Nabors Industries Inc.	5.000%	9/15/20	2,500	2,502
Nabors Industries Inc.	4.625%	9/15/21	3,075	2,901
Nabors Industries Inc.	5.100%	9/15/23	2,225	2,106
National Fuel Gas Co.	4.900%	12/1/21	1,475	1,537
National Fuel Gas Co.	3.750%	3/1/23	3,075	2,869
National Fuel Gas Co.	5.200%	7/15/25	1,000	996
National Oilwell Varco Inc.	2.600%	12/1/22	8,011	7,267
Noble Energy Inc.	4.150%	12/15/21	8,836	8,774
Noble Energy Inc.	5.875%	6/1/24	4,500	4,533
Noble Energy Inc.	3.900%	11/15/24	27	25
Noble Holding International Ltd.	4.625%	3/1/21	2,275	1,970
Noble Holding International Ltd.	3.950%	3/15/22	2,100	1,706
Noble Holding International Ltd.	5.950%	4/1/25	1,775	1,567
Occidental Petroleum Corp.	4.100%	2/1/21	7,665	8,155
Occidental Petroleum Corp.	3.125%	2/15/22	3,600	3,561
Occidental Petroleum Corp.	2.700%	2/15/23	3,020	2,854
Occidental Petroleum Corp.	3.500%	6/15/25	4,500	4,483
Oceaneering International Inc.	4.650%	11/15/24	2,300	2,182
ONEOK Partners LP	3.375%	10/1/22	3,080	2,733
ONEOK Partners LP	5.000%	9/15/23	1,450	1,402
ONEOK Partners LP	4.900%	3/15/25	2,650	2,489
Petro-Canada	9.250%	10/15/21	2,575	3,430
Phillips 66	4.300%	4/1/22	10,100	10,514
Phillips 66 Partners LP	3.605%	2/15/25	2,118	1,895
Pioneer Natural Resources Co.	3.950%	7/15/22	1,965	1,917
Plains All American Pipeline LP / PAA Finance Corp.	5.000%	2/1/21	2,789	2,947
Plains All American Pipeline LP / PAA Finance Corp.	3.650%	6/1/22	1,650	1,600
Plains All American Pipeline LP / PAA Finance Corp.	2.850%	1/31/23	1,400	1,265
Plains All American Pipeline LP / PAA Finance Corp.	3.850%	10/15/23	6,348	6,064
Plains All American Pipeline LP / PAA Finance Corp.	3.600%	11/1/24	3,774	3,504
Regency Energy Partners LP / Regency Energy Finance
Corp.	5.750%	9/1/20	4,000	4,260
Regency Energy Partners LP / Regency Energy Finance
Corp.	6.500%	7/15/21	330	341
Regency Energy Partners LP / Regency Energy Finance
Corp.	5.875%	3/1/22	3,350	3,451
Regency Energy Partners LP / Regency Energy Finance
Corp.	5.000%	10/1/22	3,250	3,189
Regency Energy Partners LP / Regency Energy Finance
Corp.	5.500%	4/15/23	3,650	3,550

52

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Regency Energy Partners LP / Regency Energy Finance
Corp.	4.500%	11/1/23	3,110	2,877
Rowan Cos. Inc.	4.875%	6/1/22	3,661	3,218
Rowan Cos. Inc.	4.750%	1/15/24	1,400	1,190
Sasol Financing International plc	4.500%	11/14/22	3,300	3,251
Schlumberger Investment SA	3.650%	12/1/23	9,063	9,228
SESI LLC	7.125%	12/15/21	3,450	3,441
Shell International Finance BV	2.375%	8/21/22	3,100	2,965
Shell International Finance BV	2.250%	1/6/23	5,356	5,051
Shell International Finance BV	3.400%	8/12/23	4,525	4,546
Shell International Finance BV	3.250%	5/11/25	13,400	13,141
Southern Natural Gas Co. LLC / Southern Natural
Issuing Corp.	4.400%	6/15/21	3,300	3,376
Southwestern Energy Co.	4.100%	3/15/22	5,113	4,642
Southwestern Energy Co.	4.950%	1/23/25	5,350	4,910
Spectra Energy Capital LLC	3.300%	3/15/23	3,425	3,031
Spectra Energy Partners LP	4.600%	6/15/21	850	885
Spectra Energy Partners LP	4.750%	3/15/24	5,650	5,780
Spectra Energy Partners LP	3.500%	3/15/25	1,650	1,528
Suncor Energy Inc.	3.600%	12/1/24	2,961	2,912
Sunoco Logistics Partners Operations LP	4.650%	2/15/22	1,650	1,626
Sunoco Logistics Partners Operations LP	3.450%	1/15/23	445	399
Sunoco Logistics Partners Operations LP	4.250%	4/1/24	3,200	2,980
Talisman Energy Inc.	3.750%	2/1/21	3,195	3,070
TC Pipelines LP	4.650%	6/15/21	1,478	1,531
Total Capital Canada Ltd.	2.750%	7/15/23	2,925	2,771
Total Capital International SA	2.750%	6/19/21	6,750	6,781
Total Capital International SA	2.875%	2/17/22	4,746	4,666
Total Capital International SA	2.700%	1/25/23	6,000	5,729
Total Capital International SA	3.700%	1/15/24	4,563	4,627
Total Capital International SA	3.750%	4/10/24	6,883	6,997
Total Capital SA	4.125%	1/28/21	2,475	2,658
TransCanada PipeLines Ltd.	3.800%	10/1/20	5,367	5,664
TransCanada PipeLines Ltd.	2.500%	8/1/22	4,836	4,527
TransCanada PipeLines Ltd.	3.750%	10/16/23	4,950	4,863
Valero Energy Corp.	3.650%	3/15/25	2,500	2,400
Weatherford International Ltd.	5.125%	9/15/20	3,800	3,391
Weatherford International Ltd.	4.500%	4/15/22	2,025	1,702
Western Gas Partners LP	5.375%	6/1/21	2,482	2,629
Western Gas Partners LP	4.000%	7/1/22	2,856	2,770
Western Gas Partners LP	3.950%	6/1/25	2,300	2,155
Williams Cos. Inc.	7.875%	9/1/21	1,063	1,205
Williams Cos. Inc.	3.700%	1/15/23	4,803	4,162
Williams Cos. Inc.	4.550%	6/24/24	5,750	5,126
Williams Partners LP	4.125%	11/15/20	2,907	2,955
Williams Partners LP	4.000%	11/15/21	2,236	2,178
Williams Partners LP	3.600%	3/15/22	6,600	6,238
Williams Partners LP	3.350%	8/15/22	4,125	3,822
Williams Partners LP	4.500%	11/15/23	2,200	2,133
Williams Partners LP	4.300%	3/4/24	4,300	4,019
Williams Partners LP	3.900%	1/15/25	3,815	3,390
Williams Partners LP / ACMP Finance Corp.	4.875%	5/15/23	6,625	6,244
Williams Partners LP / ACMP Finance Corp.	4.875%	3/15/24	4,610	4,333
Other Industrial (0.3%)
CBRE Services Inc.	5.000%	3/15/23	1,500	1,509
CBRE Services Inc.	5.250%	3/15/25	3,200	3,240
Cintas Corp. No 2	4.300%	6/1/21	700	755
Cintas Corp. No 2	3.250%	6/1/22	1,300	1,315
Fluor Corp.	3.375%	9/15/21	3,180	3,297
Fluor Corp.	3.500%	12/15/24	2,475	2,521
Howard Hughes Medical Institute Revenue	3.500%	9/1/23	5,625	5,806
Technology (7.6%)
Adobe Systems Inc.	3.250%	2/1/25	4,445	4,255

53

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Altera Corp.	4.100%	11/15/23	3,050	3,218
Amphenol Corp.	3.125%	9/15/21	1,500	1,485
Amphenol Corp.	4.000%	2/1/22	2,400	2,472
Analog Devices Inc.	2.875%	6/1/23	2,050	1,974
Apple Inc.	2.850%	5/6/21	10,425	10,574
Apple Inc.	2.150%	2/9/22	6,425	6,168
Apple Inc.	2.700%	5/13/22	6,800	6,704
Apple Inc.	2.400%	5/3/23	27,200	25,955
Apple Inc.	3.450%	5/6/24	12,100	12,277
Apple Inc.	2.500%	2/9/25	9,047	8,482
Apple Inc.	3.200%	5/13/25	6,200	6,162
Applied Materials Inc.	4.300%	6/15/21	4,600	4,871
Arrow Electronics Inc.	5.125%	3/1/21	300	325
Arrow Electronics Inc.	3.500%	4/1/22	1,600	1,561
Arrow Electronics Inc.	4.500%	3/1/23	1,566	1,590
Arrow Electronics Inc.	4.000%	4/1/25	2,400	2,341
Autodesk Inc.	3.600%	12/15/22	1,568	1,546
Autodesk Inc.	4.375%	6/15/25	1,300	1,301
Avnet Inc.	4.875%	12/1/22	1,050	1,083
Baidu Inc.	3.500%	11/28/22	3,102	3,056
Baidu Inc.	4.125%	6/30/25	2,250	2,213
Broadcom Corp.	2.500%	8/15/22	2,650	2,586
Broadcom Corp.	3.500%	8/1/24	1,700	1,655
Broadridge Financial Solutions Inc.	3.950%	9/1/20	1,150	1,204
CA Inc.	3.600%	8/1/20	2,200	2,207
CA Inc.	4.500%	8/15/23	900	914
Cadence Design Systems Inc.	4.375%	10/15/24	1,575	1,601
Cisco Systems Inc.	2.900%	3/4/21	2,600	2,644
Cisco Systems Inc.	3.625%	3/4/24	4,858	5,031
Cisco Systems Inc.	3.500%	6/15/25	2,275	2,302
Computer Sciences Corp.	4.450%	9/15/22	1,500	1,534
Corning Inc.	4.250%	8/15/20	1,175	1,270
Corning Inc.	2.900%	5/15/22	4,000	3,972
Corning Inc.	3.700%	11/15/23	1,300	1,334
Dun & Bradstreet Corp.	4.375%	12/1/22	1,650	1,625
EMC Corp.	3.375%	6/1/23	3,187	3,110
Equifax Inc.	3.300%	12/15/22	1,750	1,751
Fidelity National Information Services Inc.	5.000%	3/15/22	4,069	4,232
Fidelity National Information Services Inc.	3.500%	4/15/23	6,175	5,730
Fidelity National Information Services Inc.	3.875%	6/5/24	2,833	2,641
Fiserv Inc.	4.625%	10/1/20	2,175	2,370
Fiserv Inc.	3.500%	10/1/22	5,592	5,566
Fiserv Inc.	3.850%	6/1/25	3,400	3,358
1 Flextronics International Ltd.	4.750%	6/15/25	4,750	4,621
Google Inc.	3.625%	5/19/21	4,295	4,535
Google Inc.	3.375%	2/25/24	3,625	3,687
Hewlett-Packard Co.	3.750%	12/1/20	5,350	5,512
Hewlett-Packard Co.	4.300%	6/1/21	5,970	6,214
Hewlett-Packard Co.	4.375%	9/15/21	3,825	3,974
Hewlett-Packard Co.	4.650%	12/9/21	5,699	6,016
Hewlett-Packard Co.	4.050%	9/15/22	2,900	2,926
Ingram Micro Inc.	4.950%	12/15/24	3,808	3,918
Intel Corp.	3.300%	10/1/21	10,862	11,152
Intel Corp.	3.100%	7/29/22	4,500	4,524
Intel Corp.	2.700%	12/15/22	5,175	5,010
Intel Corp.	3.700%	7/29/25	10,000	10,095
International Business Machines Corp.	2.900%	11/1/21	3,850	3,894
International Business Machines Corp.	1.875%	8/1/22	3,450	3,244
International Business Machines Corp.	3.375%	8/1/23	5,150	5,139
International Business Machines Corp.	3.625%	2/12/24	8,925	9,035
Jabil Circuit Inc.	5.625%	12/15/20	1,775	1,899
Jabil Circuit Inc.	4.700%	9/15/22	1,125	1,122
Juniper Networks Inc.	4.600%	3/15/21	1,780	1,868
Juniper Networks Inc.	4.500%	3/15/24	2,075	2,085

54

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Juniper Networks Inc.	4.350%	6/15/25	450	442
1 Keysight Technologies Inc.	4.550%	10/30/24	2,100	2,024
KLA-Tencor Corp.	4.125%	11/1/21	500	504
KLA-Tencor Corp.	4.650%	11/1/24	8,406	8,255
Lam Research Corp.	3.800%	3/15/25	2,250	2,125
Lender Processing Services Inc / Black Knight Lending
Solutions Inc	5.750%	4/15/23	1,540	1,629
Maxim Integrated Products Inc.	3.375%	3/15/23	1,950	1,922
Microsoft Corp.	3.000%	10/1/20	6,645	6,913
Microsoft Corp.	4.000%	2/8/21	4,775	5,170
Microsoft Corp.	2.375%	2/12/22	10,000	9,841
Microsoft Corp.	2.125%	11/15/22	2,375	2,276
Microsoft Corp.	2.375%	5/1/23	1,794	1,711
Microsoft Corp.	3.625%	12/15/23	6,675	6,937
Microsoft Corp.	2.700%	2/12/25	6,525	6,269
Motorola Solutions Inc.	3.750%	5/15/22	3,653	3,363
Motorola Solutions Inc.	3.500%	3/1/23	2,920	2,576
Motorola Solutions Inc.	4.000%	9/1/24	4,607	4,231
Motorola Solutions Inc.	7.500%	5/15/25	1,371	1,562
NetApp Inc.	3.375%	6/15/21	2,900	2,856
Oracle Corp.	2.800%	7/8/21	6,940	6,978
Oracle Corp.	2.500%	5/15/22	10,500	10,199
Oracle Corp.	2.500%	10/15/22	14,493	13,928
Oracle Corp.	3.625%	7/15/23	5,025	5,139
Oracle Corp.	3.400%	7/8/24	10,969	11,074
Oracle Corp.	2.950%	5/15/25	10,300	9,891
Pitney Bowes Inc.	4.625%	3/15/24	2,625	2,623
QUALCOMM Inc.	3.000%	5/20/22	7,000	6,794
QUALCOMM Inc.	3.450%	5/20/25	9,400	8,760
Seagate HDD Cayman	4.750%	6/1/23	3,900	3,793
Seagate HDD Cayman	4.750%	1/1/25	6,625	6,352
Symantec Corp.	4.200%	9/15/20	4,475	4,598
Symantec Corp.	3.950%	6/15/22	400	400
Telefonaktiebolaget LM Ericsson	4.125%	5/15/22	4,125	4,272
Texas Instruments Inc.	2.250%	5/1/23	2,685	2,537
Total System Services Inc.	3.750%	6/1/23	2,200	2,142
Trimble Navigation Ltd.	4.750%	12/1/24	1,925	1,917
Tyco Electronics Group SA	4.875%	1/15/21	1,500	1,647
Tyco Electronics Group SA	3.500%	2/3/22	3,361	3,434
Tyco Electronics Group SA	3.450%	8/1/24	1,200	1,203
Verisk Analytics Inc.	5.800%	5/1/21	3,075	3,436
Verisk Analytics Inc.	4.125%	9/12/22	2,200	2,221
Verisk Analytics Inc.	4.000%	6/15/25	1,750	1,708
Xerox Corp.	2.750%	9/1/20	2,900	2,787
Xerox Corp.	4.500%	5/15/21	3,100	3,174
Xerox Corp.	3.800%	5/15/24	2,150	2,040
Xilinx Inc.	3.000%	3/15/21	3,541	3,574
Transportation (2.2%)
2 American Airlines 2011-1 Class A Pass Through Trust	5.250%	7/31/22	1,462	1,560
2 American Airlines 2013-1 Class A Pass Through Trust	4.000%	1/15/27	2,116	2,140
2 American Airlines 2013-2 Class A Pass Through Trust	4.950%	7/15/24	5,532	5,899
2 American Airlines 2015-1 Class B Pass Through Trust	3.700%	11/1/24	1,850	1,822
Burlington Northern Santa Fe LLC	3.600%	9/1/20	950	991
Burlington Northern Santa Fe LLC	4.100%	6/1/21	840	898
Burlington Northern Santa Fe LLC	3.450%	9/15/21	2,550	2,605
Burlington Northern Santa Fe LLC	3.050%	3/15/22	2,850	2,814
Burlington Northern Santa Fe LLC	3.050%	9/1/22	2,950	2,902
Burlington Northern Santa Fe LLC	3.000%	3/15/23	2,958	2,866
Burlington Northern Santa Fe LLC	3.850%	9/1/23	3,500	3,581
Burlington Northern Santa Fe LLC	3.750%	4/1/24	2,325	2,363
Burlington Northern Santa Fe LLC	3.400%	9/1/24	3,100	3,078
Burlington Northern Santa Fe LLC	3.000%	4/1/25	875	832
Burlington Northern Santa Fe LLC	3.650%	9/1/25	1,500	1,504

55

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Canadian National Railway Co.	2.850%	12/15/21	2,200	2,215
Canadian National Railway Co.	2.250%	11/15/22	1,025	996
Canadian National Railway Co.	2.950%	11/21/24	1,325	1,308
Canadian Pacific Railway Co.	9.450%	8/1/21	1,900	2,550
Canadian Pacific Railway Co.	4.450%	3/15/23	2,211	2,345
Canadian Pacific Railway Co.	2.900%	2/1/25	2,000	1,881
Canadian Pacific Railway Ltd.	4.500%	1/15/22	1,350	1,436
2 Continental Airlines 2007-1 Class A Pass Through Trust	5.983%	10/19/23	2,628	2,900
2 Continental Airlines 2010-1 Class A Pass Through Trust	4.750%	7/12/22	1,767	1,864
2 Continental Airlines 2012-1 Class A Pass Through Trust	4.150%	10/11/25	3,146	3,209
2 Continental Airlines 2012-2 Class A Pass Through Trust	4.000%	4/29/26	2,927	2,960
CSX Corp.	3.700%	10/30/20	1,199	1,259
CSX Corp.	4.250%	6/1/21	3,450	3,686
CSX Corp.	3.700%	11/1/23	2,975	3,037
CSX Corp.	3.400%	8/1/24	1,858	1,845
2 Delta Air Lines 2007-1 Class A Pass Through Trust	6.821%	2/10/24	2,388	2,741
FedEx Corp.	2.625%	8/1/22	2,575	2,499
FedEx Corp.	2.700%	4/15/23	300	287
FedEx Corp.	4.000%	1/15/24	3,325	3,422
FedEx Corp.	3.200%	2/1/25	3,300	3,151
JB Hunt Transport Services Inc.	3.300%	8/15/22	1,600	1,588
JB Hunt Transport Services Inc.	3.850%	3/15/24	1,325	1,369
Kansas City Southern de Mexico SA de CV	3.000%	5/15/23	1,875	1,793
Norfolk Southern Corp.	3.250%	12/1/21	2,426	2,440
Norfolk Southern Corp.	3.000%	4/1/22	2,592	2,573
Norfolk Southern Corp.	2.903%	2/15/23	3,064	2,958
Norfolk Southern Corp.	3.850%	1/15/24	1,725	1,754
Norfolk Southern Corp.	5.590%	5/17/25	1,081	1,240
Ryder System Inc.	2.875%	9/1/20	1,400	1,397
2 Southwest Airlines Co. 2007-1 Pass Through Trust	6.150%	2/1/24	1,276	1,438
Trinity Industries Inc.	4.550%	10/1/24	1,840	1,723
Union Pacific Corp.	4.000%	2/1/21	2,825	3,022
Union Pacific Corp.	4.163%	7/15/22	4,527	4,807
Union Pacific Corp.	2.950%	1/15/23	1,275	1,258
Union Pacific Corp.	2.750%	4/15/23	1,550	1,504
Union Pacific Corp.	3.646%	2/15/24	1,925	1,967
Union Pacific Corp.	3.750%	3/15/24	500	516
Union Pacific Corp.	3.250%	1/15/25	1,950	1,929
Union Pacific Corp.	3.250%	8/15/25	1,300	1,284
2 United Airlines 2013-1 Class A Pass Through Trust	4.300%	2/15/27	3,142	3,240
United Parcel Service Inc.	3.125%	1/15/21	6,300	6,481
United Parcel Service Inc.	2.450%	10/1/22	6,445	6,303
2 US Airways 2012-1 Class A Pass Through Trust	5.900%	4/1/26	1,013	1,119
2 US Airways Inc. 2012-2 Class A Pass Through Trust	4.625%	12/3/26	1,190	1,235
				3,816,341
Utilities (5.4%)
Electric (5.0%)
Alabama Power Co.	3.550%	12/1/23	2,000	2,051
Alabama Power Co.	2.800%	4/1/25	2,000	1,900
Ameren Illinois Co.	2.700%	9/1/22	2,170	2,131
Ameren Illinois Co.	3.250%	3/1/25	1,500	1,495
American Electric Power Co. Inc.	2.950%	12/15/22	1,600	1,552
Appalachian Power Co.	4.600%	3/30/21	4,092	4,421
Appalachian Power Co.	3.400%	6/1/25	300	296
Arizona Public Service Co.	3.350%	6/15/24	900	903
Arizona Public Service Co.	3.150%	5/15/25	2,000	1,981
Baltimore Gas & Electric Co.	3.500%	11/15/21	3,922	4,059
Baltimore Gas & Electric Co.	3.350%	7/1/23	1,125	1,120
Berkshire Hathaway Energy Co.	3.750%	11/15/23	3,025	3,086
Berkshire Hathaway Energy Co.	3.500%	2/1/25	2,775	2,750
Black Hills Corp.	4.250%	11/30/23	1,000	1,043
CenterPoint Energy Houston Electric LLC	2.250%	8/1/22	825	786
Cleveland Electric Illuminating Co.	5.500%	8/15/24	1,000	1,138

56

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
CMS Energy Corp.	5.050%	3/15/22	1,375	1,500
CMS Energy Corp.	3.875%	3/1/24	1,100	1,106
Commonwealth Edison Co.	4.000%	8/1/20	2,625	2,817
Commonwealth Edison Co.	3.400%	9/1/21	1,600	1,663
Commonwealth Edison Co.	3.100%	11/1/24	1,450	1,438
Connecticut Light & Power Co.	2.500%	1/15/23	3,975	3,838
Consolidated Edison Co. of New York Inc.	3.300%	12/1/24	825	822
Constellation Energy Group Inc.	5.150%	12/1/20	3,050	3,338
Consumers Energy Co.	2.850%	5/15/22	1,684	1,677
Consumers Energy Co.	3.375%	8/15/23	1,650	1,666
Consumers Energy Co.	3.125%	8/31/24	1,000	1,004
Delmarva Power & Light Co.	3.500%	11/15/23	2,575	2,631
Dominion Resources Inc.	4.450%	3/15/21	3,158	3,361
Dominion Resources Inc.	2.750%	9/15/22	1,500	1,447
Dominion Resources Inc.	3.625%	12/1/24	2,150	2,123
2 Dominion Resources Inc.	5.750%	10/1/54	3,125	3,215
DTE Electric Co.	3.450%	10/1/20	1,500	1,573
DTE Electric Co.	3.900%	6/1/21	2,275	2,425
DTE Electric Co.	2.650%	6/15/22	1,800	1,759
DTE Electric Co.	3.650%	3/15/24	2,300	2,364
DTE Electric Co.	3.375%	3/1/25	250	252
DTE Energy Co.	3.500%	6/1/24	2,700	2,679
Duke Energy Carolinas LLC	3.900%	6/15/21	2,975	3,168
Duke Energy Corp.	3.550%	9/15/21	2,250	2,324
Duke Energy Corp.	3.050%	8/15/22	2,325	2,290
Duke Energy Corp.	3.950%	10/15/23	3,700	3,800
Duke Energy Corp.	3.750%	4/15/24	2,150	2,167
Duke Energy Florida LLC	3.100%	8/15/21	1,725	1,772
Duke Energy Ohio Inc.	3.800%	9/1/23	1,521	1,591
Duke Energy Progress LLC	3.000%	9/15/21	2,336	2,382
Duke Energy Progress LLC	2.800%	5/15/22	1,900	1,893
Duke Energy Progress LLC	3.250%	8/15/25	2,450	2,461
Empresa Nacional de Electricidad SA	4.250%	4/15/24	450	456
Entergy Arkansas Inc.	3.750%	2/15/21	2,055	2,165
Entergy Arkansas Inc.	3.050%	6/1/23	200	197
Entergy Corp.	5.125%	9/15/20	3,950	4,240
Entergy Gulf States Louisiana LLC	3.950%	10/1/20	1,785	1,901
Entergy Gulf States Louisiana LLC	5.590%	10/1/24	2,960	3,462
Entergy Louisiana LLC	4.050%	9/1/23	3,550	3,753
Entergy Louisiana LLC	5.400%	11/1/24	2,190	2,537
Entergy Mississippi Inc.	3.100%	7/1/23	1,425	1,404
Eversource Energy	2.800%	5/1/23	1,300	1,247
Eversource Energy	3.150%	1/15/25	2,000	1,942
Exelon Corp.	3.950%	6/15/25	5,800	5,807
Exelon Generation Co. LLC	4.250%	6/15/22	1,511	1,538
FirstEnergy Solutions Corp.	6.050%	8/15/21	2,225	2,421
Florida Power & Light Co.	2.750%	6/1/23	2,150	2,104
Florida Power & Light Co.	3.250%	6/1/24	1,675	1,699
Georgia Power Co.	2.850%	5/15/22	1,900	1,829
Great Plains Energy Inc.	4.850%	6/1/21	3,350	3,678
Indiana Michigan Power Co.	3.200%	3/15/23	1,625	1,611
Interstate Power & Light Co.	3.250%	12/1/24	1,025	1,025
Interstate Power & Light Co.	3.400%	8/15/25	1,125	1,122
ITC Holdings Corp.	4.050%	7/1/23	1,925	1,971
ITC Holdings Corp.	3.650%	6/15/24	1,275	1,262
Kansas City Power & Light Co.	3.150%	3/15/23	1,775	1,750
Kansas City Power & Light Co.	3.650%	8/15/25	975	977
Kentucky Utilities Co.	3.250%	11/1/20	1,625	1,687
LG&E & KU Energy LLC	3.750%	11/15/20	2,145	2,247
LG&E & KU Energy LLC	4.375%	10/1/21	1,375	1,486
MidAmerican Energy Co.	3.500%	10/15/24	2,498	2,536
National Rural Utilities Cooperative Finance Corp.	3.050%	2/15/22	2,998	2,992
National Rural Utilities Cooperative Finance Corp.	3.400%	11/15/23	875	892

57

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
National Rural Utilities Cooperative Finance Corp.	2.850%	1/27/25	1,850	1,783
2 National Rural Utilities Cooperative Finance Corp.	4.750%	4/30/43	1,850	1,826
NextEra Energy Capital Holdings Inc.	4.500%	6/1/21	2,575	2,766
NextEra Energy Capital Holdings Inc.	3.625%	6/15/23	925	930
Northern States Power Co.	2.150%	8/15/22	475	453
Northern States Power Co.	2.600%	5/15/23	2,385	2,314
NSTAR Electric Co.	2.375%	10/15/22	1,700	1,631
Ohio Power Co.	5.375%	10/1/21	1,425	1,620
Oncor Electric Delivery Co. LLC	4.100%	6/1/22	1,750	1,825
Oncor Electric Delivery Co. LLC	7.000%	9/1/22	4,194	5,137
1 Oncor Electric Delivery Co. LLC	2.950%	4/1/25	1,000	951
Pacific Gas & Electric Co.	3.500%	10/1/20	2,786	2,895
Pacific Gas & Electric Co.	4.250%	5/15/21	1,716	1,833
Pacific Gas & Electric Co.	3.250%	9/15/21	500	509
Pacific Gas & Electric Co.	2.450%	8/15/22	3,600	3,419
Pacific Gas & Electric Co.	3.250%	6/15/23	1,700	1,690
Pacific Gas & Electric Co.	3.850%	11/15/23	3,900	4,040
Pacific Gas & Electric Co.	3.750%	2/15/24	1,536	1,571
Pacific Gas & Electric Co.	3.400%	8/15/24	1,500	1,490
PacifiCorp	3.850%	6/15/21	4,400	4,683
PacifiCorp	2.950%	2/1/22	3,520	3,481
PacifiCorp	3.600%	4/1/24	1,650	1,690
Peco Energy Co.	2.375%	9/15/22	1,629	1,570
Potomac Electric Power Co.	3.600%	3/15/24	1,700	1,733
PPL Capital Funding Inc.	4.200%	6/15/22	1,750	1,827
PPL Capital Funding Inc.	3.500%	12/1/22	1,980	1,963
PPL Capital Funding Inc.	3.400%	6/1/23	3,119	3,078
PPL Capital Funding Inc.	3.950%	3/15/24	1,525	1,550
PPL Electric Utilities Corp.	3.000%	9/15/21	4,150	4,225
Progress Energy Inc.	4.400%	1/15/21	1,597	1,702
Progress Energy Inc.	3.150%	4/1/22	975	975
PSEG Power LLC	4.150%	9/15/21	1,011	1,042
PSEG Power LLC	4.300%	11/15/23	1,325	1,362
Public Service Co. of Colorado	3.200%	11/15/20	1,675	1,725
Public Service Co. of Colorado	2.250%	9/15/22	1,585	1,515
Public Service Co. of Colorado	2.500%	3/15/23	400	385
Public Service Co. of Colorado	2.900%	5/15/25	1,200	1,164
Public Service Co. of New Hampshire	3.500%	11/1/23	2,050	2,116
Public Service Co. of New Mexico	3.850%	8/1/25	1,100	1,092
Public Service Co. of Oklahoma	4.400%	2/1/21	500	535
Public Service Electric & Gas Co.	3.500%	8/15/20	375	394
Public Service Electric & Gas Co.	2.375%	5/15/23	2,452	2,334
Public Service Electric & Gas Co.	3.150%	8/15/24	1,250	1,243
Public Service Electric & Gas Co.	3.050%	11/15/24	1,400	1,380
Public Service Electric & Gas Co.	3.000%	5/15/25	1,500	1,464
Puget Energy Inc.	6.500%	12/15/20	2,100	2,465
Puget Energy Inc.	6.000%	9/1/21	2,326	2,674
Puget Energy Inc.	5.625%	7/15/22	3,100	3,474
1 Puget Energy Inc.	3.650%	5/15/25	1,850	1,801
San Diego Gas & Electric Co.	3.000%	8/15/21	2,577	2,640
San Diego Gas & Electric Co.	3.600%	9/1/23	2,050	2,130
SCANA Corp.	4.750%	5/15/21	2,700	2,837
SCANA Corp.	4.125%	2/1/22	725	729
Scottish Power Ltd.	5.810%	3/15/25	1,760	1,983
Sierra Pacific Power Co.	3.375%	8/15/23	750	761
Southern California Edison Co.	3.875%	6/1/21	4,925	5,238
2 Southern California Edison Co.	1.845%	2/1/22	2,577	2,550
Southern California Edison Co.	2.400%	2/1/22	750	732
Southern California Edison Co.	3.500%	10/1/23	1,605	1,643
Southwestern Electric Power Co.	3.550%	2/15/22	1,075	1,105
Tampa Electric Co.	5.400%	5/15/21	1,000	1,137
Tampa Electric Co.	2.600%	9/15/22	475	461
TransAlta Corp.	4.500%	11/15/22	2,169	2,102
1 Tri-State Generation & Transmission Association Inc.	3.700%	11/1/24	1,100	1,102

58

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Tucson Electric Power Co.	5.150%	11/15/21	600	667
Tucson Electric Power Co.	3.050%	3/15/25	1,650	1,578
UIL Holdings Corp.	4.625%	10/1/20	1,750	1,867
Union Electric Co.	3.500%	4/15/24	1,700	1,726
Virginia Electric & Power Co.	2.950%	1/15/22	2,000	2,004
Virginia Electric & Power Co.	3.450%	9/1/22	1,715	1,757
Virginia Electric & Power Co.	2.750%	3/15/23	2,600	2,554
Virginia Electric & Power Co.	3.450%	2/15/24	765	776
Virginia Electric & Power Co.	3.100%	5/15/25	1,850	1,820
WEC Energy Group Inc.	3.550%	6/15/25	2,800	2,804
Wisconsin Electric Power Co.	2.950%	9/15/21	1,425	1,445
Wisconsin Electric Power Co.	3.100%	6/1/25	700	698
Wisconsin Power & Light Co.	2.250%	11/15/22	875	830
Xcel Energy Inc.	3.300%	6/1/25	1,000	978
Natural Gas (0.3%)
AGL Capital Corp.	3.500%	9/15/21	2,100	2,150
NiSource Finance Corp.	5.450%	9/15/20	4,625	5,215
NiSource Finance Corp.	6.125%	3/1/22	3,327	3,861
ONE Gas Inc.	3.610%	2/1/24	1,200	1,246
Sempra Energy	2.875%	10/1/22	5,100	4,888
Sempra Energy	4.050%	12/1/23	3,100	3,195
Sempra Energy	3.550%	6/15/24	2,219	2,184
Other Utility (0.1%)
American Water Capital Corp.	3.400%	3/1/25	3,800	3,796
				333,710
Total Corporate Bonds (Cost $6,168,463)				6,080,869
Taxable Municipal Bonds (0.1%)
Cornell University New York GO	5.450%	2/1/19	750	845
George Washington University District of Columbia GO	3.485%	9/15/22	1,450	1,492
Total Taxable Municipal Bonds (Cost $2,332)				2,337

			Shares
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
4 Vanguard Market Liquidity Fund (Cost $7,785)	0.168%		7,785,428	7,785
Total Investments (99.0%) (Cost $6,179,390)				6,091,800
Total Other Assets and Liabilities—Net (1.0%)				62,458
Net Assets (100%)				6,154,258

1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2015, the aggregate value of these securities was $143,482,000, representing 2.3% of net assets.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3 Securities with a value of $300,000 have been segregated as initial margin for open futures contracts.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond.
REIT—Real Estate Investment Trust.

59

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (0.2%)
U.S. Government Securities (0.2%)
United States Treasury Note/Bond	2.500%	2/15/45	720	652
United States Treasury Note/Bond	3.000%	5/15/45	1,415	1,425
Total U.S. Government and Agency Obligations (Cost $2,090)				2,077
Corporate Bonds (97.9%)
Finance (19.2%)
Banking (10.3%)
American Express Co.	4.050%	12/3/42	372	348
Bank of America Corp.	6.220%	9/15/26	400	458
Bank of America Corp.	4.250%	10/22/26	2,215	2,174
Bank of America Corp.	6.750%	6/1/28	390	473
Bank of America Corp.	6.110%	1/29/37	2,795	3,162
Bank of America Corp.	7.750%	5/14/38	2,053	2,758
Bank of America Corp.	5.875%	2/7/42	1,150	1,347
Bank of America Corp.	5.000%	1/21/44	2,470	2,608
Bank of America Corp.	4.875%	4/1/44	1,800	1,874
Bank of America Corp.	4.750%	4/21/45	600	571
Bank of America NA	6.000%	10/15/36	1,075	1,279
Bank of New York Mellon Corp.	3.950%	11/18/25	550	572
Bank One Capital III	8.750%	9/1/30	220	315
Bank One Corp.	7.625%	10/15/26	545	692
Bank One Corp.	8.000%	4/29/27	500	657
Barclays plc	5.250%	8/17/45	400	400
Branch Banking & Trust Co.	3.800%	10/30/26	750	758
Citigroup Inc.	5.500%	9/13/25	1,225	1,328
Citigroup Inc.	4.300%	11/20/26	1,625	1,607
Citigroup Inc.	6.625%	1/15/28	200	246
Citigroup Inc.	6.625%	6/15/32	820	984
Citigroup Inc.	6.000%	10/31/33	1,195	1,348
Citigroup Inc.	6.125%	8/25/36	2,048	2,359
Citigroup Inc.	8.125%	7/15/39	2,375	3,418
Citigroup Inc.	5.875%	1/30/42	1,080	1,252
Citigroup Inc.	6.675%	9/13/43	900	1,111
Citigroup Inc.	4.950%	11/7/43	850	878
Citigroup Inc.	5.300%	5/6/44	1,200	1,250
Citigroup Inc.	4.650%	7/30/45	1,450	1,442
Comerica Inc.	3.800%	7/22/26	250	242
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	5.250%	5/24/41	1,710	1,858
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	5.750%	12/1/43	1,450	1,566
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	5.250%	8/4/45	650	659
1 Credit Suisse Group Funding Guernsey Ltd.	4.875%	5/15/45	1,750	1,722
Credit Suisse USA Inc.	7.125%	7/15/32	625	806
Discover Bank	4.250%	3/13/26	485	479
Fifth Third Bancorp	8.250%	3/1/38	882	1,249
FirstMerit Bank NA	4.270%	11/25/26	275	274
Goldman Sachs Capital I	6.345%	2/15/34	1,930	2,211
Goldman Sachs Group Inc.	5.950%	1/15/27	315	352
Goldman Sachs Group Inc.	6.125%	2/15/33	2,415	2,871
Goldman Sachs Group Inc.	6.450%	5/1/36	1,195	1,361
Goldman Sachs Group Inc.	6.750%	10/1/37	5,397	6,389
Goldman Sachs Group Inc.	6.250%	2/1/41	2,830	3,366
Goldman Sachs Group Inc.	4.800%	7/8/44	2,600	2,623
Goldman Sachs Group Inc.	5.150%	5/22/45	2,500	2,442
HSBC Bank USA NA	5.875%	11/1/34	1,475	1,699
HSBC Bank USA NA	5.625%	8/15/35	900	1,011
HSBC Bank USA NA	7.000%	1/15/39	925	1,213
HSBC Holdings plc	7.625%	5/17/32	595	750
HSBC Holdings plc	6.500%	5/2/36	2,250	2,622
HSBC Holdings plc	6.500%	9/15/37	1,810	2,131
HSBC Holdings plc	6.800%	6/1/38	1,155	1,416
HSBC Holdings plc	6.100%	1/14/42	990	1,207

60

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
HSBC Holdings plc	5.250%	3/14/44	1,950	1,989
JPMorgan Chase & Co.	4.125%	12/15/26	2,172	2,141
JPMorgan Chase & Co.	6.400%	5/15/38	2,620	3,278
JPMorgan Chase & Co.	5.500%	10/15/40	1,485	1,677
JPMorgan Chase & Co.	5.600%	7/15/41	1,265	1,450
JPMorgan Chase & Co.	5.400%	1/6/42	1,455	1,626
JPMorgan Chase & Co.	5.625%	8/16/43	1,400	1,512
JPMorgan Chase & Co.	4.850%	2/1/44	1,600	1,675
JPMorgan Chase & Co.	4.950%	6/1/45	1,475	1,467
KeyBank NA	6.950%	2/1/28	566	718
Morgan Stanley	5.000%	11/24/25	2,261	2,375
Morgan Stanley	6.250%	8/9/26	950	1,131
Morgan Stanley	4.350%	9/8/26	1,690	1,678
Morgan Stanley	3.950%	4/23/27	1,970	1,879
Morgan Stanley	7.250%	4/1/32	530	691
Morgan Stanley	6.375%	7/24/42	2,311	2,856
Morgan Stanley	4.300%	1/27/45	2,900	2,719
Northern Trust Corp.	3.950%	10/30/25	800	827
PNC Bank NA	4.200%	11/1/25	600	624
Regions Bank	6.450%	6/26/37	550	653
Regions Financial Corp.	7.375%	12/10/37	530	662
UBS AG	7.750%	9/1/26	525	676
Wachovia Bank NA	5.850%	2/1/37	750	890
Wachovia Corp.	6.605%	10/1/25	565	677
Wachovia Corp.	7.574%	8/1/26	450	577
Wachovia Corp.	7.500%	4/15/35	945	1,278
Wachovia Corp.	5.500%	8/1/35	589	660
Wachovia Corp.	6.550%	10/15/35	25	30
Wells Fargo & Co.	4.100%	6/3/26	2,805	2,809
Wells Fargo & Co.	4.300%	7/22/27	2,500	2,531
Wells Fargo & Co.	5.375%	2/7/35	360	401
Wells Fargo & Co.	5.375%	11/2/43	2,139	2,292
Wells Fargo & Co.	5.606%	1/15/44	2,440	2,713
Wells Fargo & Co.	4.650%	11/4/44	2,000	1,946
Wells Fargo & Co.	3.900%	5/1/45	2,100	1,916
Wells Fargo Bank NA	5.950%	8/26/36	1,075	1,288
Wells Fargo Bank NA	6.600%	1/15/38	1,375	1,797
2 Wells Fargo Capital X	5.950%	12/1/86	920	919
Brokerage (0.3%)
Brookfield Asset Management Inc.	7.375%	3/1/33	310	371
CME Group Inc.	5.300%	9/15/43	855	951
Invesco Finance plc	5.375%	11/30/43	465	515
Jefferies Group LLC	6.450%	6/8/27	400	428
Jefferies Group LLC	6.250%	1/15/36	385	361
Jefferies Group LLC	6.500%	1/20/43	425	401
Legg Mason Inc.	5.625%	1/15/44	495	510
Leucadia National Corp.	6.625%	10/23/43	285	270
Finance Companies (1.8%)
GATX Corp.	5.200%	3/15/44	375	390
GATX Corp.	4.500%	3/30/45	225	207
General Electric Capital Corp.	5.550%	1/5/26	275	324
General Electric Capital Corp.	6.750%	3/15/32	5,037	6,589
General Electric Capital Corp.	7.500%	8/21/35	400	563
General Electric Capital Corp.	6.150%	8/7/37	2,130	2,622
General Electric Capital Corp.	5.875%	1/14/38	6,503	7,844
General Electric Capital Corp.	6.875%	1/10/39	4,325	5,766
Insurance (6.1%)
ACE Capital Trust II	9.700%	4/1/30	240	355
ACE INA Holdings Inc.	4.150%	3/13/43	947	886
Aetna Inc.	6.625%	6/15/36	805	983
Aetna Inc.	6.750%	12/15/37	640	796
Aetna Inc.	4.500%	5/15/42	705	682
Aetna Inc.	4.125%	11/15/42	300	271

61

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Aetna Inc.	4.750%	3/15/44	425	424
Aflac Inc.	6.900%	12/17/39	495	627
Aflac Inc.	6.450%	8/15/40	350	427
Alleghany Corp.	4.900%	9/15/44	450	436
Allstate Corp.	5.350%	6/1/33	690	769
Allstate Corp.	5.550%	5/9/35	340	388
Allstate Corp.	5.950%	4/1/36	395	473
Allstate Corp.	4.500%	6/15/43	205	205
2 Allstate Corp.	6.500%	5/15/67	525	584
American International Group Inc.	3.875%	1/15/35	1,415	1,277
American International Group Inc.	4.700%	7/10/35	575	574
American International Group Inc.	6.250%	5/1/36	1,085	1,275
American International Group Inc.	4.500%	7/16/44	2,164	2,058
American International Group Inc.	4.800%	7/10/45	750	740
American International Group Inc.	4.375%	1/15/55	825	739
2 American International Group Inc.	8.175%	5/15/68	650	852
2 American International Group Inc.	6.250%	3/15/87	379	406
Anthem Inc.	5.950%	12/15/34	466	504
Anthem Inc.	5.850%	1/15/36	695	745
Anthem Inc.	6.375%	6/15/37	660	769
Anthem Inc.	4.625%	5/15/42	885	828
Anthem Inc.	4.650%	1/15/43	1,050	986
Anthem Inc.	5.100%	1/15/44	600	603
Anthem Inc.	4.650%	8/15/44	800	750
Anthem Inc.	4.850%	8/15/54	250	235
Aon Corp.	8.205%	1/1/27	575	736
Aon Corp.	6.250%	9/30/40	335	402
Aon plc	4.450%	5/24/43	375	352
Aon plc	4.600%	6/14/44	750	723
Aon plc	4.750%	5/15/45	700	674
Arch Capital Group Ltd.	7.350%	5/1/34	275	361
Arch Capital Group US Inc.	5.144%	11/1/43	400	408
Assurant Inc.	6.750%	2/15/34	500	585
AXA SA	8.600%	12/15/30	1,385	1,822
AXIS Specialty Finance plc	5.150%	4/1/45	425	431
Berkshire Hathaway Finance Corp.	5.750%	1/15/40	805	946
Berkshire Hathaway Finance Corp.	4.400%	5/15/42	395	382
Berkshire Hathaway Finance Corp.	4.300%	5/15/43	795	756
Berkshire Hathaway Inc.	4.500%	2/11/43	1,030	1,012
Chubb Corp.	6.000%	5/11/37	750	909
Chubb Corp.	6.500%	5/15/38	575	736
Cigna Corp.	7.875%	5/15/27	565	754
Cigna Corp.	6.150%	11/15/36	505	569
Cigna Corp.	5.875%	3/15/41	375	418
Cigna Corp.	5.375%	2/15/42	575	609
Cincinnati Financial Corp.	6.920%	5/15/28	300	378
Cincinnati Financial Corp.	6.125%	11/1/34	394	458
Endurance Specialty Holdings Ltd.	7.000%	7/15/34	420	501
Everest Reinsurance Holdings Inc.	4.868%	6/1/44	415	403
Hartford Financial Services Group Inc.	5.950%	10/15/36	438	513
Hartford Financial Services Group Inc.	6.625%	3/30/40	391	496
Hartford Financial Services Group Inc.	6.100%	10/1/41	505	601
Humana Inc.	8.150%	6/15/38	260	368
Humana Inc.	4.625%	12/1/42	405	388
Humana Inc.	4.950%	10/1/44	755	752
Lincoln National Corp.	6.150%	4/7/36	525	608
Lincoln National Corp.	7.000%	6/15/40	860	1,094
Loews Corp.	6.000%	2/1/35	315	366
Loews Corp.	4.125%	5/15/43	865	774
Markel Corp.	5.000%	3/30/43	325	327
Marsh & McLennan Cos. Inc.	5.875%	8/1/33	315	366
MetLife Inc.	6.500%	12/15/32	650	804
MetLife Inc.	6.375%	6/15/34	765	938
MetLife Inc.	5.700%	6/15/35	995	1,141

62

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
MetLife Inc.	5.875%	2/6/41	970	1,144
MetLife Inc.	4.125%	8/13/42	765	708
MetLife Inc.	4.875%	11/13/43	1,045	1,096
MetLife Inc.	4.721%	12/15/44	680	697
MetLife Inc.	4.050%	3/1/45	695	645
2 MetLife Inc.	6.400%	12/15/66	1,310	1,438
2 MetLife Inc.	10.750%	8/1/69	460	728
Munich Re America Corp.	7.450%	12/15/26	350	452
2 Nationwide Financial Services Inc.	6.750%	5/15/87	365	375
Principal Financial Group Inc.	6.050%	10/15/36	640	739
Principal Financial Group Inc.	4.625%	9/15/42	325	313
Principal Financial Group Inc.	4.350%	5/15/43	320	297
Progressive Corp.	6.625%	3/1/29	338	434
Progressive Corp.	6.250%	12/1/32	315	395
Progressive Corp.	4.350%	4/25/44	700	682
Protective Life Corp.	8.450%	10/15/39	310	424
Prudential Financial Inc.	5.750%	7/15/33	500	562
Prudential Financial Inc.	5.400%	6/13/35	445	481
Prudential Financial Inc.	5.900%	3/17/36	695	793
Prudential Financial Inc.	5.700%	12/14/36	1,050	1,165
Prudential Financial Inc.	6.625%	12/1/37	960	1,179
Prudential Financial Inc.	6.625%	6/21/40	550	687
Prudential Financial Inc.	5.100%	8/15/43	380	397
Prudential Financial Inc.	4.600%	5/15/44	800	773
Swiss Re Solutions Holding Corp.	7.000%	2/15/26	445	568
Transatlantic Holdings Inc.	8.000%	11/30/39	280	372
Travelers Cos. Inc.	6.750%	6/20/36	555	721
Travelers Cos. Inc.	6.250%	6/15/37	435	539
Travelers Cos. Inc.	5.350%	11/1/40	416	468
Travelers Cos. Inc.	4.600%	8/1/43	655	669
Travelers Cos. Inc.	4.300%	8/25/45	500	491
Travelers Property Casualty Corp.	6.375%	3/15/33	500	633
Trinity Acquisition plc	6.125%	8/15/43	375	407
UnitedHealth Group Inc.	4.625%	7/15/35	775	807
UnitedHealth Group Inc.	5.800%	3/15/36	685	797
UnitedHealth Group Inc.	6.500%	6/15/37	515	648
UnitedHealth Group Inc.	6.625%	11/15/37	755	955
UnitedHealth Group Inc.	6.875%	2/15/38	1,260	1,651
UnitedHealth Group Inc.	5.700%	10/15/40	10	12
UnitedHealth Group Inc.	5.950%	2/15/41	585	701
UnitedHealth Group Inc.	4.625%	11/15/41	813	814
UnitedHealth Group Inc.	4.375%	3/15/42	505	494
UnitedHealth Group Inc.	3.950%	10/15/42	625	567
UnitedHealth Group Inc.	4.250%	3/15/43	850	815
UnitedHealth Group Inc.	4.750%	7/15/45	2,115	2,211
Unum Group	5.750%	8/15/42	575	628
Validus Holdings Ltd.	8.875%	1/26/40	285	355
Voya Financial Inc.	5.700%	7/15/43	425	475
WR Berkley Corp.	4.750%	8/1/44	625	611
XLIT Ltd.	6.250%	5/15/27	205	241
XLIT Ltd.	5.250%	12/15/43	425	444
XLIT Ltd.	5.500%	3/31/45	600	558
Real Estate Investment Trusts (0.7%)
Alexandria Real Estate Equities Inc.	4.500%	7/30/29	365	364
Brandywine Operating Partnership LP	4.550%	10/1/29	730	705
ERP Operating LP	4.500%	7/1/44	350	348
ERP Operating LP	4.500%	6/1/45	425	414
Federal Realty Investment Trust	4.500%	12/1/44	475	465
HCP Inc.	6.750%	2/1/41	440	540
Health Care REIT Inc.	6.500%	3/15/41	450	538
Health Care REIT Inc.	5.125%	3/15/43	325	328
Kilroy Realty LP	4.250%	8/15/29	485	462
Kimco Realty Corp.	4.250%	4/1/45	450	408

63

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
1 Omega Healthcare Investors Inc.	4.500%	4/1/27	755	725
Realty Income Corp.	5.875%	3/15/35	385	439
Simon Property Group LP	3.500%	9/1/25	500	492
Simon Property Group LP	6.750%	2/1/40	795	1,032
Simon Property Group LP	4.750%	3/15/42	465	482
Simon Property Group LP	4.250%	10/1/44	400	381
Ventas Realty LP	5.700%	9/30/43	250	272
Ventas Realty LP	4.375%	2/1/45	375	338
				255,825
Industrial (66.0%)
Basic Industry (5.3%)
Agrium Inc.	4.125%	3/15/35	500	434
Agrium Inc.	7.125%	5/23/36	330	410
Agrium Inc.	6.125%	1/15/41	500	557
Agrium Inc.	4.900%	6/1/43	500	478
Agrium Inc.	5.250%	1/15/45	400	393
Albemarle Corp.	5.450%	12/1/44	525	522
Barrick Gold Corp.	5.250%	4/1/42	1,115	885
Barrick North America Finance LLC	7.500%	9/15/38	265	263
Barrick North America Finance LLC	5.700%	5/30/41	530	434
Barrick North America Finance LLC	5.750%	5/1/43	1,200	1,023
Barrick PD Australia Finance Pty Ltd.	5.950%	10/15/39	795	666
BHP Billiton Finance USA Ltd.	6.420%	3/1/26	300	352
BHP Billiton Finance USA Ltd.	4.125%	2/24/42	1,180	1,038
BHP Billiton Finance USA Ltd.	5.000%	9/30/43	2,100	2,156
CF Industries Inc.	5.150%	3/15/34	850	815
CF Industries Inc.	4.950%	6/1/43	825	752
CF Industries Inc.	5.375%	3/15/44	725	694
Domtar Corp.	6.250%	9/1/42	425	425
Domtar Corp.	6.750%	2/15/44	175	188
Dow Chemical Co.	7.375%	11/1/29	1,435	1,817
Dow Chemical Co.	4.250%	10/1/34	221	203
Dow Chemical Co.	9.400%	5/15/39	870	1,276
Dow Chemical Co.	5.250%	11/15/41	755	758
Dow Chemical Co.	4.375%	11/15/42	1,150	1,009
Eastman Chemical Co.	4.800%	9/1/42	1,180	1,124
Eastman Chemical Co.	4.650%	10/15/44	615	573
Ecolab Inc.	5.500%	12/8/41	608	674
EI du Pont de Nemours & Co.	6.500%	1/15/28	450	561
EI du Pont de Nemours & Co.	4.900%	1/15/41	810	852
EI du Pont de Nemours & Co.	4.150%	2/15/43	725	680
Freeport-McMoRan Inc.	5.400%	11/14/34	775	560
Freeport-McMoRan Inc.	5.450%	3/15/43	1,860	1,339
Georgia-Pacific LLC	7.375%	12/1/25	402	508
Georgia-Pacific LLC	7.250%	6/1/28	305	391
Georgia-Pacific LLC	7.750%	11/15/29	540	725
Georgia-Pacific LLC	8.875%	5/15/31	365	526
Glencore Canada Corp.	6.200%	6/15/35	175	158
Goldcorp Inc.	5.450%	6/9/44	425	376
International Paper Co.	3.800%	1/15/26	550	533
International Paper Co.	5.000%	9/15/35	700	674
International Paper Co.	8.700%	6/15/38	25	33
International Paper Co.	7.300%	11/15/39	785	928
International Paper Co.	6.000%	11/15/41	725	768
International Paper Co.	4.800%	6/15/44	965	876
International Paper Co.	5.150%	5/15/46	1,000	966
Kinross Gold Corp.	6.875%	9/1/41	260	198
Lubrizol Corp.	6.500%	10/1/34	240	302
LYB International Finance BV	5.250%	7/15/43	875	869
LYB International Finance BV	4.875%	3/15/44	700	672
LyondellBasell Industries NV	4.625%	2/26/55	950	826
MeadWestvaco Corp.	8.200%	1/15/30	500	668
MeadWestvaco Corp.	7.950%	2/15/31	300	387

64

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Methanex Corp.	5.650%	12/1/44	250	239
Monsanto Co.	4.200%	7/15/34	1,180	1,081
Monsanto Co.	5.875%	4/15/38	230	254
Monsanto Co.	3.600%	7/15/42	665	519
Monsanto Co.	4.400%	7/15/44	820	737
Monsanto Co.	3.950%	4/15/45	750	625
Monsanto Co.	4.700%	7/15/64	1,120	968
Mosaic Co.	5.450%	11/15/33	600	627
Mosaic Co.	4.875%	11/15/41	145	139
Mosaic Co.	5.625%	11/15/43	825	862
Newmont Mining Corp.	5.875%	4/1/35	505	444
Newmont Mining Corp.	6.250%	10/1/39	1,090	971
Newmont Mining Corp.	4.875%	3/15/42	1,307	1,000
Nucor Corp.	6.400%	12/1/37	480	554
Nucor Corp.	5.200%	8/1/43	925	945
Placer Dome Inc.	6.450%	10/15/35	50	46
Potash Corp. of Saskatchewan Inc.	5.875%	12/1/36	560	623
Potash Corp. of Saskatchewan Inc.	5.625%	12/1/40	635	686
PPG Industries Inc.	5.500%	11/15/40	285	327
Praxair Inc.	3.550%	11/7/42	425	376
Reliance Steel & Aluminum Co.	6.850%	11/15/36	285	298
Rio Tinto Alcan Inc.	7.250%	3/15/31	480	583
Rio Tinto Alcan Inc.	6.125%	12/15/33	794	874
Rio Tinto Alcan Inc.	5.750%	6/1/35	535	557
Rio Tinto Finance USA Ltd.	7.125%	7/15/28	665	833
Rio Tinto Finance USA Ltd.	5.200%	11/2/40	1,145	1,144
Rio Tinto Finance USA plc	4.750%	3/22/42	600	562
Rio Tinto Finance USA plc	4.125%	8/21/42	475	407
Rohm & Haas Co.	7.850%	7/15/29	760	1,001
RPM International Inc.	5.250%	6/1/45	200	193
Sherwin-Williams Co.	3.450%	8/1/25	150	150
Sherwin-Williams Co.	4.000%	12/15/42	216	200
Sherwin-Williams Co.	4.550%	8/1/45	300	304
Southern Copper Corp.	7.500%	7/27/35	1,495	1,539
Southern Copper Corp.	6.750%	4/16/40	990	946
Southern Copper Corp.	5.250%	11/8/42	1,150	911
Southern Copper Corp.	5.875%	4/23/45	1,125	961
Syngenta Finance NV	4.375%	3/28/42	225	209
Teck Resources Ltd.	6.125%	10/1/35	555	384
Teck Resources Ltd.	6.000%	8/15/40	570	382
Teck Resources Ltd.	6.250%	7/15/41	1,135	776
Teck Resources Ltd.	5.200%	3/1/42	788	495
Teck Resources Ltd.	5.400%	2/1/43	300	194
The Dow Chemical Company	4.625%	10/1/44	425	394
Vale Canada Ltd.	7.200%	9/15/32	660	617
Vale Overseas Ltd.	8.250%	1/17/34	295	291
Vale Overseas Ltd.	6.875%	11/21/36	3,035	2,589
Vale Overseas Ltd.	6.875%	11/10/39	2,020	1,709
Vale SA	5.625%	9/11/42	1,760	1,321
Valspar Corp.	3.950%	1/15/26	500	503
Weyerhaeuser Co.	6.950%	10/1/27	341	404
Weyerhaeuser Co.	7.375%	3/15/32	805	1,005
Weyerhaeuser Co.	6.875%	12/15/33	625	759
Worthington Industries Inc.	4.550%	4/15/26	200	197
Capital Goods (4.3%)
3M Co.	6.375%	2/15/28	550	709
3M Co.	5.700%	3/15/37	555	677
3M Co.	3.875%	6/15/44	30	29
ABB Finance USA Inc.	4.375%	5/8/42	550	534
Boeing Co.	6.125%	2/15/33	380	479
Boeing Co.	3.300%	3/1/35	275	251
Boeing Co.	6.875%	3/15/39	395	545
Boeing Co.	5.875%	2/15/40	650	809

65

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Boeing Co.	3.500%	3/1/45	250	223
Caterpillar Inc.	5.300%	9/15/35	350	386
Caterpillar Inc.	6.050%	8/15/36	940	1,114
Caterpillar Inc.	3.803%	8/15/42	2,060	1,863
Caterpillar Inc.	4.300%	5/15/44	500	491
Caterpillar Inc.	4.750%	5/15/64	550	548
Deere & Co.	5.375%	10/16/29	695	824
Deere & Co.	8.100%	5/15/30	504	724
Deere & Co.	7.125%	3/3/31	300	399
Deere & Co.	3.900%	6/9/42	735	687
Dover Corp.	6.600%	3/15/38	200	260
Dover Corp.	5.375%	3/1/41	580	669
Eaton Corp.	4.000%	11/2/32	765	731
Eaton Corp.	4.150%	11/2/42	500	457
Emerson Electric Co.	6.000%	8/15/32	160	193
Emerson Electric Co.	6.125%	4/15/39	270	339
Emerson Electric Co.	5.250%	11/15/39	345	394
General Dynamics Corp.	3.600%	11/15/42	400	363
General Electric Co.	4.125%	10/9/42	2,375	2,267
General Electric Co.	4.500%	3/11/44	2,455	2,481
Harris Corp.	4.854%	4/27/35	500	476
Harris Corp.	6.150%	12/15/40	400	429
Harris Corp.	5.054%	4/27/45	425	401
Honeywell International Inc.	5.700%	3/15/36	700	838
Honeywell International Inc.	5.700%	3/15/37	840	1,009
Honeywell International Inc.	5.375%	3/1/41	630	736
Illinois Tool Works Inc.	4.875%	9/15/41	639	681
Illinois Tool Works Inc.	3.900%	9/1/42	1,156	1,084
Ingersoll-Rand Global Holding Co. Ltd.	5.750%	6/15/43	600	655
Ingersoll-Rand Luxembourg Finance SA	4.650%	11/1/44	450	422
Lockheed Martin Corp.	3.600%	3/1/35	1,300	1,174
Lockheed Martin Corp.	6.150%	9/1/36	965	1,150
Lockheed Martin Corp.	5.500%	11/15/39	475	523
Lockheed Martin Corp.	5.720%	6/1/40	779	884
Lockheed Martin Corp.	4.850%	9/15/41	1,205	1,235
Lockheed Martin Corp.	4.070%	12/15/42	290	266
Lockheed Martin Corp.	3.800%	3/1/45	930	814
Northrop Grumman Corp.	5.050%	11/15/40	790	815
Northrop Grumman Corp.	4.750%	6/1/43	725	729
Northrop Grumman Corp.	3.850%	4/15/45	600	522
Northrop Grumman Systems Corp.	7.750%	2/15/31	660	874
Owens Corning	7.000%	12/1/36	615	717
Parker Hannifin Corp.	6.250%	5/15/38	640	815
Parker-Hannifin Corp.	4.200%	11/21/34	405	410
Parker-Hannifin Corp.	4.450%	11/21/44	260	266
Precision Castparts Corp.	4.200%	6/15/35	250	251
Precision Castparts Corp.	3.900%	1/15/43	425	394
Precision Castparts Corp.	4.375%	6/15/45	400	390
Raytheon Co.	7.200%	8/15/27	455	609
Raytheon Co.	4.875%	10/15/40	400	430
Raytheon Co.	4.700%	12/15/41	710	742
Republic Services Inc.	6.200%	3/1/40	1,060	1,280
Republic Services Inc.	5.700%	5/15/41	730	820
Rockwell Automation Inc.	6.700%	1/15/28	285	370
Rockwell Automation Inc.	6.250%	12/1/37	330	410
Rockwell Collins Inc.	4.800%	12/15/43	350	376
Sonoco Products Co.	5.750%	11/1/40	645	711
Stanley Black & Decker Inc.	5.200%	9/1/40	315	341
United Technologies Corp.	6.700%	8/1/28	400	515
United Technologies Corp.	7.500%	9/15/29	705	973
United Technologies Corp.	5.400%	5/1/35	400	446
United Technologies Corp.	6.050%	6/1/36	600	725
United Technologies Corp.	6.125%	7/15/38	940	1,133
United Technologies Corp.	5.700%	4/15/40	1,205	1,408

66

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
United Technologies Corp.	4.500%	6/1/42	3,430	3,465
United Technologies Corp.	4.150%	5/15/45	1,100	1,054
Valmont Industries Inc.	5.000%	10/1/44	180	166
Valmont Industries Inc.	5.250%	10/1/54	350	310
Waste Management Inc.	3.900%	3/1/35	625	574
Waste Management Inc.	6.125%	11/30/39	700	841
Waste Management Inc.	4.100%	3/1/45	675	615
WW Grainger Inc.	4.600%	6/15/45	1,025	1,051
Communication (15.5%)
21st Century Fox America Inc.	7.700%	10/30/25	285	363
21st Century Fox America Inc.	6.550%	3/15/33	785	933
21st Century Fox America Inc.	6.200%	12/15/34	715	802
21st Century Fox America Inc.	6.400%	12/15/35	940	1,062
21st Century Fox America Inc.	8.150%	10/17/36	350	475
21st Century Fox America Inc.	6.150%	3/1/37	1,025	1,141
21st Century Fox America Inc.	6.650%	11/15/37	1,445	1,693
21st Century Fox America Inc.	7.850%	3/1/39	250	332
21st Century Fox America Inc.	6.900%	8/15/39	810	970
21st Century Fox America Inc.	6.150%	2/15/41	1,150	1,287
21st Century Fox America Inc.	5.400%	10/1/43	760	764
21st Century Fox America Inc.	4.750%	9/15/44	575	549
21st Century Fox America Inc.	7.750%	12/1/45	780	1,042
Alltel Corp.	7.875%	7/1/32	500	666
America Movil SAB de CV	6.375%	3/1/35	740	850
America Movil SAB de CV	6.125%	11/15/37	650	727
America Movil SAB de CV	6.125%	3/30/40	2,425	2,728
America Movil SAB de CV	4.375%	7/16/42	800	724
Ameritech Capital Funding Corp.	6.550%	1/15/28	385	437
AT&T Corp.	8.250%	11/15/31	880	1,158
AT&T Inc.	6.150%	9/15/34	1,067	1,148
AT&T Inc.	4.500%	5/15/35	2,150	1,970
AT&T Inc.	6.500%	9/1/37	1,137	1,271
AT&T Inc.	6.300%	1/15/38	1,585	1,735
AT&T Inc.	6.400%	5/15/38	660	741
AT&T Inc.	6.550%	2/15/39	1,605	1,809
AT&T Inc.	5.350%	9/1/40	3,630	3,555
AT&T Inc.	5.550%	8/15/41	2,206	2,217
AT&T Inc.	4.300%	12/15/42	1,463	1,239
AT&T Inc.	4.800%	6/15/44	1,915	1,757
AT&T Inc.	4.350%	6/15/45	3,789	3,230
AT&T Inc.	4.750%	5/15/46	3,100	2,802
AT&T Mobility LLC	7.125%	12/15/31	422	519
Bellsouth Capital Funding Corp.	7.875%	2/15/30	598	715
Bellsouth Capital Funding Corp.	7.120%	7/15/97	200	227
BellSouth Corp.	6.875%	10/15/31	498	565
BellSouth Corp.	6.550%	6/15/34	370	407
BellSouth Corp.	6.000%	11/15/34	375	391
BellSouth Telecommunications LLC	6.375%	6/1/28	372	410
British Telecommunications plc	9.625%	12/15/30	2,727	3,971
CBS Corp.	4.000%	1/15/26	600	587
CBS Corp.	7.875%	7/30/30	861	1,105
CBS Corp.	5.500%	5/15/33	695	691
CBS Corp.	5.900%	10/15/40	250	259
CBS Corp.	4.850%	7/1/42	495	452
CBS Corp.	4.900%	8/15/44	500	449
CBS Corp.	4.600%	1/15/45	625	538
1 CCO Safari II LLC	6.384%	10/23/35	1,000	1,015
1 CCO Safari II LLC	6.484%	10/23/45	4,550	4,611
1 CCO Safari II LLC	6.834%	10/23/55	500	499
Comcast Corp.	4.250%	1/15/33	1,455	1,435
Comcast Corp.	7.050%	3/15/33	985	1,271
Comcast Corp.	4.200%	8/15/34	1,350	1,313
Comcast Corp.	5.650%	6/15/35	1,085	1,237

67

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Comcast Corp.	4.400%	8/15/35	715	715
Comcast Corp.	6.500%	11/15/35	1,260	1,566
Comcast Corp.	6.450%	3/15/37	1,585	1,962
Comcast Corp.	6.950%	8/15/37	1,750	2,273
Comcast Corp.	6.400%	5/15/38	955	1,178
Comcast Corp.	6.550%	7/1/39	1,086	1,377
Comcast Corp.	6.400%	3/1/40	950	1,184
Comcast Corp.	4.650%	7/15/42	1,015	1,033
Comcast Corp.	4.500%	1/15/43	600	594
Comcast Corp.	4.750%	3/1/44	700	723
Comcast Corp.	4.600%	8/15/45	2,250	2,270
Deutsche Telekom International Finance BV	8.750%	6/15/30	3,639	5,126
Deutsche Telekom International Finance BV	9.250%	6/1/32	523	769
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	6.350%	3/15/40	650	686
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	6.000%	8/15/40	970	996
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	6.375%	3/1/41	1,225	1,307
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.150%	3/15/42	1,685	1,578
Discovery Communications LLC	6.350%	6/1/40	610	635
Discovery Communications LLC	4.950%	5/15/42	750	647
Discovery Communications LLC	4.875%	4/1/43	925	787
Embarq Corp.	7.995%	6/1/36	1,630	1,717
Grupo Televisa SAB	8.500%	3/11/32	190	245
Grupo Televisa SAB	6.625%	1/15/40	375	416
Grupo Televisa SAB	5.000%	5/13/45	1,275	1,169
GTE Corp.	6.940%	4/15/28	810	950
Historic TW Inc.	6.625%	5/15/29	590	701
Koninklijke KPN NV	8.375%	10/1/30	1,025	1,333
1 McGraw Hill Financial Inc.	4.400%	2/15/26	770	765
McGraw Hill Financial Inc.	6.550%	11/15/37	600	683
Moody's Corp.	5.250%	7/15/44	450	468
NBCUniversal Media LLC	6.400%	4/30/40	990	1,223
NBCUniversal Media LLC	5.950%	4/1/41	1,195	1,423
NBCUniversal Media LLC	4.450%	1/15/43	1,100	1,075
New Cingular Wireless Services Inc.	8.750%	3/1/31	970	1,338
Orange SA	9.000%	3/1/31	2,550	3,543
Orange SA	5.375%	1/13/42	885	911
Orange SA	5.500%	2/6/44	910	973
Pacific Bell Telephone Co.	7.125%	3/15/26	655	797
Qwest Corp.	7.200%	11/10/26	30	30
Qwest Corp.	6.875%	9/15/33	1,370	1,351
Qwest Corp.	7.125%	11/15/43	585	573
Rogers Communications Inc.	7.500%	8/15/38	755	959
Rogers Communications Inc.	4.500%	3/15/43	675	609
Rogers Communications Inc.	5.450%	10/1/43	475	493
Rogers Communications Inc.	5.000%	3/15/44	375	366
TCI Communications Inc.	7.875%	2/15/26	477	640
TCI Communications Inc.	7.125%	2/15/28	395	505
Telefonica Emisiones SAU	7.045%	6/20/36	2,075	2,508
Telefonica Europe BV	8.250%	9/15/30	1,262	1,688
Thomson Reuters Corp.	5.500%	8/15/35	300	322
Thomson Reuters Corp.	5.850%	4/15/40	465	500
Thomson Reuters Corp.	5.650%	11/23/43	925	986
Time Warner Cable Inc.	6.550%	5/1/37	1,550	1,551
Time Warner Cable Inc.	7.300%	7/1/38	1,650	1,724
Time Warner Cable Inc.	6.750%	6/15/39	1,270	1,280
Time Warner Cable Inc.	5.875%	11/15/40	1,210	1,140
Time Warner Cable Inc.	5.500%	9/1/41	1,281	1,153
Time Warner Cable Inc.	4.500%	9/15/42	1,350	1,077
Time Warner Cos. Inc.	6.950%	1/15/28	938	1,147
Time Warner Entertainment Co. LP	8.375%	7/15/33	1,200	1,428
Time Warner Inc.	7.625%	4/15/31	2,160	2,717
Time Warner Inc.	7.700%	5/1/32	1,905	2,438
Time Warner Inc.	6.500%	11/15/36	1,015	1,166
Time Warner Inc.	6.200%	3/15/40	475	530

68

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Time Warner Inc.	6.100%	7/15/40	985	1,081
Time Warner Inc.	6.250%	3/29/41	1,160	1,286
Time Warner Inc.	5.375%	10/15/41	220	224
Time Warner Inc.	4.900%	6/15/42	755	729
Time Warner Inc.	5.350%	12/15/43	500	503
Time Warner Inc.	4.650%	6/1/44	285	260
Time Warner Inc.	4.850%	7/15/45	1,050	1,014
Verizon Communications Inc.	7.750%	12/1/30	1,300	1,661
Verizon Communications Inc.	6.400%	9/15/33	1,647	1,884
Verizon Communications Inc.	5.050%	3/15/34	625	620
Verizon Communications Inc.	4.400%	11/1/34	3,045	2,799
Verizon Communications Inc.	5.850%	9/15/35	1,175	1,261
Verizon Communications Inc.	4.272%	1/15/36	3,240	2,901
Verizon Communications Inc.	6.250%	4/1/37	945	1,062
Verizon Communications Inc.	6.400%	2/15/38	900	1,014
Verizon Communications Inc.	6.900%	4/15/38	590	711
Verizon Communications Inc.	7.350%	4/1/39	600	731
Verizon Communications Inc.	6.000%	4/1/41	1,110	1,216
Verizon Communications Inc.	4.750%	11/1/41	805	744
Verizon Communications Inc.	3.850%	11/1/42	1,295	1,058
Verizon Communications Inc.	6.550%	9/15/43	6,190	7,309
Verizon Communications Inc.	4.862%	8/21/46	4,803	4,502
Verizon Communications Inc.	4.522%	9/15/48	5,328	4,697
Verizon Communications Inc.	5.012%	8/21/54	6,209	5,675
Verizon Communications Inc.	4.672%	3/15/55	5,800	5,017
Verizon Florida LLC	6.860%	2/1/28	975	944
Verizon Maryland LLC	5.125%	6/15/33	695	684
Verizon New England Inc.	7.875%	11/15/29	800	1,002
Verizon New York Inc.	7.375%	4/1/32	437	504
Viacom Inc.	4.850%	12/15/34	650	548
Viacom Inc.	6.875%	4/30/36	1,125	1,178
Viacom Inc.	4.375%	3/15/43	1,450	1,073
Viacom Inc.	4.875%	6/15/43	450	361
Viacom Inc.	5.850%	9/1/43	1,300	1,197
Viacom Inc.	5.250%	4/1/44	600	509
Vodafone Group plc	7.875%	2/15/30	835	1,011
Vodafone Group plc	6.250%	11/30/32	465	492
Vodafone Group plc	6.150%	2/27/37	1,185	1,264
Vodafone Group plc	4.375%	2/19/43	1,650	1,417
Walt Disney Co.	7.000%	3/1/32	595	822
Walt Disney Co.	4.375%	8/16/41	625	633
Walt Disney Co.	4.125%	12/1/41	685	670
Walt Disney Co.	3.700%	12/1/42	500	456
Walt Disney Co.	4.125%	6/1/44	225	216
WPP Finance 2010	5.125%	9/7/42	975	949
Consumer Cyclical (6.6%)
1 Alibaba Group Holding Ltd.	4.500%	11/28/34	825	769
Amazon.com Inc.	4.800%	12/5/34	1,175	1,177
Amazon.com Inc.	4.950%	12/5/44	1,601	1,602
Bed Bath & Beyond Inc.	4.915%	8/1/34	425	403
Bed Bath & Beyond Inc.	5.165%	8/1/44	825	790
BorgWarner Inc.	4.375%	3/15/45	500	460
Cummins Inc.	7.125%	3/1/28	275	360
Cummins Inc.	4.875%	10/1/43	525	542
CVS Health Corp.	4.875%	7/20/35	3,225	3,334
CVS Health Corp.	5.750%	5/15/41	1,014	1,142
CVS Health Corp.	5.300%	12/5/43	1,100	1,171
CVS Health Corp.	5.125%	7/20/45	3,050	3,240
Daimler Finance North America LLC	8.500%	1/18/31	1,645	2,392
Darden Restaurants Inc.	7.050%	10/15/37	100	120
eBay Inc.	4.000%	7/15/42	550	421
Ford Holdings LLC	9.300%	3/1/30	400	565
Ford Motor Co.	6.625%	10/1/28	675	780

69

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Ford Motor Co.	6.375%	2/1/29	325	371
Ford Motor Co.	7.450%	7/16/31	1,610	2,019
Ford Motor Co.	4.750%	1/15/43	1,825	1,720
Ford Motor Co.	7.400%	11/1/46	400	504
General Motors Co.	5.000%	4/1/35	1,150	1,091
General Motors Co.	6.250%	10/2/43	1,655	1,785
General Motors Co.	5.200%	4/1/45	1,100	1,048
Harley-Davidson Inc.	4.625%	7/28/45	325	321
Home Depot Inc.	5.875%	12/16/36	2,260	2,730
Home Depot Inc.	5.400%	9/15/40	955	1,089
Home Depot Inc.	5.950%	4/1/41	915	1,129
Home Depot Inc.	4.200%	4/1/43	1,175	1,144
Home Depot Inc.	4.875%	2/15/44	1,325	1,406
Home Depot Inc.	4.400%	3/15/45	1,755	1,765
Home Depot Inc.	4.250%	4/1/46	410	403
Johnson Controls Inc.	6.000%	1/15/36	190	207
Johnson Controls Inc.	5.700%	3/1/41	520	537
Johnson Controls Inc.	5.250%	12/1/41	605	587
Johnson Controls Inc.	4.625%	7/2/44	400	357
Johnson Controls Inc.	4.950%	7/2/64	300	264
Kohl's Corp.	5.550%	7/17/45	400	377
Lowe's Cos. Inc.	6.875%	2/15/28	410	522
Lowe's Cos. Inc.	6.500%	3/15/29	40	50
Lowe's Cos. Inc.	5.500%	10/15/35	870	989
Lowe's Cos. Inc.	5.800%	10/15/36	450	528
Lowe's Cos. Inc.	6.650%	9/15/37	130	166
Lowe's Cos. Inc.	5.800%	4/15/40	455	537
Lowe's Cos. Inc.	5.125%	11/15/41	455	500
Lowe's Cos. Inc.	4.650%	4/15/42	760	787
Lowe's Cos. Inc.	5.000%	9/15/43	585	633
Lowe's Cos. Inc.	4.250%	9/15/44	900	880
Macy's Retail Holdings Inc.	7.000%	2/15/28	200	242
Macy's Retail Holdings Inc.	6.900%	4/1/29	460	555
Macy's Retail Holdings Inc.	6.900%	1/15/32	225	270
Macy's Retail Holdings Inc.	6.700%	7/15/34	40	46
Macy's Retail Holdings Inc.	4.500%	12/15/34	500	451
Macy's Retail Holdings Inc.	6.375%	3/15/37	510	557
Macy's Retail Holdings Inc.	5.125%	1/15/42	340	319
Macy's Retail Holdings Inc.	4.300%	2/15/43	225	190
McDonald's Corp.	6.300%	10/15/37	910	1,089
McDonald's Corp.	6.300%	3/1/38	773	921
McDonald's Corp.	5.700%	2/1/39	800	906
McDonald's Corp.	3.700%	2/15/42	1,070	917
McDonald's Corp.	3.625%	5/1/43	400	332
McDonald's Corp.	4.600%	5/26/45	220	219
Metropolitan Museum of Art	3.400%	7/1/45	300	268
NIKE Inc.	3.625%	5/1/43	525	481
Nordstrom Inc.	6.950%	3/15/28	405	509
Nordstrom Inc.	5.000%	1/15/44	329	345
QVC Inc.	5.450%	8/15/34	350	310
QVC Inc.	5.950%	3/15/43	350	321
Starbucks Corp.	4.300%	6/15/45	530	533
Starwood Hotels & Resorts Worldwide Inc.	4.500%	10/1/34	350	305
Target Corp.	6.350%	11/1/32	455	571
Target Corp.	6.500%	10/15/37	1,187	1,522
Target Corp.	7.000%	1/15/38	1,255	1,691
Target Corp.	4.000%	7/1/42	1,282	1,224
Tiffany & Co.	4.900%	10/1/44	400	381
VF Corp.	6.450%	11/1/37	835	1,071
Wal-Mart Stores Inc.	5.875%	4/5/27	755	934
Wal-Mart Stores Inc.	7.550%	2/15/30	695	978
Wal-Mart Stores Inc.	5.250%	9/1/35	2,840	3,243
Wal-Mart Stores Inc.	6.500%	8/15/37	3,125	4,056
Wal-Mart Stores Inc.	6.200%	4/15/38	1,735	2,190

70

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Wal-Mart Stores Inc.	5.625%	4/1/40	1,347	1,599
Wal-Mart Stores Inc.	4.875%	7/8/40	1,000	1,068
Wal-Mart Stores Inc.	5.000%	10/25/40	1,530	1,685
Wal-Mart Stores Inc.	5.625%	4/15/41	2,175	2,603
Wal-Mart Stores Inc.	4.000%	4/11/43	1,125	1,082
Wal-Mart Stores Inc.	4.750%	10/2/43	900	948
Wal-Mart Stores Inc.	4.300%	4/22/44	950	957
Walgreen Co.	4.400%	9/15/42	850	743
Walgreens Boots Alliance Inc.	4.500%	11/18/34	750	690
Walgreens Boots Alliance Inc.	4.800%	11/18/44	1,325	1,217
Western Union Co.	6.200%	11/17/36	500	489
Western Union Co.	6.200%	6/21/40	270	258
Yum! Brands Inc.	6.875%	11/15/37	335	389
Yum! Brands Inc.	5.350%	11/1/43	300	284
Consumer Noncyclical (14.2%)
Abbott Laboratories	6.150%	11/30/37	600	744
Abbott Laboratories	6.000%	4/1/39	445	547
Abbott Laboratories	5.300%	5/27/40	805	899
AbbVie Inc.	4.500%	5/14/35	2,200	2,099
AbbVie Inc.	4.400%	11/6/42	2,808	2,569
AbbVie Inc.	4.700%	5/14/45	2,777	2,680
Actavis Funding SCS	4.550%	3/15/35	2,662	2,408
Actavis Funding SCS	4.850%	6/15/44	2,325	2,118
Actavis Funding SCS	4.750%	3/15/45	1,775	1,614
Actavis Inc.	4.625%	10/1/42	1,115	1,028
Ahold Finance USA LLC	6.875%	5/1/29	515	635
Altria Group Inc.	9.950%	11/10/38	1,218	1,936
Altria Group Inc.	10.200%	2/6/39	741	1,182
Altria Group Inc.	4.250%	8/9/42	1,100	974
Altria Group Inc.	4.500%	5/2/43	475	441
Altria Group Inc.	5.375%	1/31/44	1,125	1,172
AmerisourceBergen Corp.	4.250%	3/1/45	550	510
Amgen Inc.	6.375%	6/1/37	495	581
Amgen Inc.	6.900%	6/1/38	935	1,167
Amgen Inc.	6.400%	2/1/39	1,585	1,868
Amgen Inc.	5.750%	3/15/40	714	779
Amgen Inc.	4.950%	10/1/41	1,135	1,116
Amgen Inc.	5.150%	11/15/41	1,652	1,677
Amgen Inc.	5.650%	6/15/42	1,388	1,509
Amgen Inc.	5.375%	5/15/43	875	915
Amgen Inc.	4.400%	5/1/45	840	782
Anheuser-Busch Cos. LLC	6.800%	8/20/32	265	336
Anheuser-Busch Cos. LLC	5.950%	1/15/33	20	24
Anheuser-Busch Cos. LLC	5.750%	4/1/36	225	263
Anheuser-Busch Cos. LLC	6.450%	9/1/37	830	1,039
Anheuser-Busch Cos. LLC	6.500%	5/1/42	275	355
Anheuser-Busch InBev Finance Inc.	4.000%	1/17/43	810	740
Anheuser-Busch InBev Finance Inc.	4.625%	2/1/44	805	819
Anheuser-Busch InBev Worldwide Inc.	8.200%	1/15/39	1,140	1,693
Anheuser-Busch InBev Worldwide Inc.	8.000%	11/15/39	715	1,049
Anheuser-Busch InBev Worldwide Inc.	6.375%	1/15/40	860	1,085
Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	1,285	1,126
Archer-Daniels-Midland Co.	5.935%	10/1/32	405	490
Archer-Daniels-Midland Co.	5.375%	9/15/35	810	920
Archer-Daniels-Midland Co.	4.535%	3/26/42	958	991
Archer-Daniels-Midland Co.	4.016%	4/16/43	125	120
2 Ascension Health	4.847%	11/15/53	475	509
AstraZeneca plc	6.450%	9/15/37	2,826	3,611
AstraZeneca plc	4.000%	9/18/42	1,025	993
1 Baxalta Inc.	5.250%	6/23/45	1,000	999
Becton Dickinson & Co.	6.000%	5/15/39	330	375
Becton Dickinson & Co.	5.000%	11/12/40	590	594
Becton Dickinson & Co.	4.875%	5/15/44	1,050	1,052

71

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Becton Dickinson & Co.	4.685%	12/15/44	433	425
Boston Scientific Corp.	7.000%	11/15/35	550	645
Boston Scientific Corp.	7.375%	1/15/40	580	734
Bristol-Myers Squibb Co.	5.875%	11/15/36	825	1,003
Bristol-Myers Squibb Co.	6.125%	5/1/38	270	340
Bristol-Myers Squibb Co.	3.250%	8/1/42	635	540
Bristol-Myers Squibb Co.	4.500%	3/1/44	560	588
Brown-Forman Corp.	3.750%	1/15/43	375	342
Brown-Forman Corp.	4.500%	7/15/45	450	456
Campbell Soup Co.	3.800%	8/2/42	200	173
Cardinal Health Inc.	3.750%	9/15/25	275	275
Cardinal Health Inc.	4.600%	3/15/43	825	791
Cardinal Health Inc.	4.900%	9/15/45	550	546
2 Catholic Health Initiatives Colorado GO	4.350%	11/1/42	425	388
Celgene Corp.	5.700%	10/15/40	260	278
Celgene Corp.	5.250%	8/15/43	1,650	1,676
Celgene Corp.	4.625%	5/15/44	1,000	940
Children's Hospital Medical Center Ohio GO	4.268%	5/15/44	325	309
Cleveland Clinic Foundation Ohio Revenue	4.858%	1/1/14	450	431
Coca-Cola Femsa SAB de CV	5.250%	11/26/43	700	752
Colgate-Palmolive Co.	4.000%	8/15/45	625	614
ConAgra Foods Inc.	7.125%	10/1/26	410	482
ConAgra Foods Inc.	7.000%	10/1/28	375	448
ConAgra Foods Inc.	8.250%	9/15/30	545	742
ConAgra Foods Inc.	6.625%	8/15/39	635	663
ConAgra Foods Inc.	4.650%	1/25/43	548	475
Covidien International Finance SA	6.550%	10/15/37	760	946
Delhaize America LLC	9.000%	4/15/31	220	291
Delhaize Group SA	5.700%	10/1/40	867	913
Diageo Capital plc	5.875%	9/30/36	545	639
Diageo Capital plc	3.875%	4/29/43	325	294
Diageo Investment Corp.	7.450%	4/15/35	335	456
Diageo Investment Corp.	4.250%	5/11/42	534	520
Dignity Health California GO	4.500%	11/1/42	375	354
Dignity Health California GO	5.267%	11/1/64	400	415
Dr Pepper Snapple Group Inc.	7.450%	5/1/38	310	424
Eli Lilly & Co.	5.550%	3/15/37	355	413
Eli Lilly & Co.	3.700%	3/1/45	1,625	1,487
Estee Lauder Cos. Inc.	6.000%	5/15/37	315	384
Estee Lauder Cos. Inc.	3.700%	8/15/42	450	403
Estee Lauder Cos. Inc.	4.375%	6/15/45	275	273
Express Scripts Holding Co.	6.125%	11/15/41	770	875
Fomento Economico Mexicano SAB de CV	4.375%	5/10/43	835	792
Genentech Inc.	5.250%	7/15/35	350	410
General Mills Inc.	5.400%	6/15/40	853	929
General Mills Inc.	4.150%	2/15/43	425	397
Gilead Sciences Inc.	5.650%	12/1/41	1,325	1,495
Gilead Sciences Inc.	4.800%	4/1/44	1,825	1,867
Gilead Sciences Inc.	4.500%	2/1/45	2,245	2,193
GlaxoSmithKline Capital Inc.	5.375%	4/15/34	805	906
GlaxoSmithKline Capital Inc.	6.375%	5/15/38	2,820	3,518
Hasbro Inc.	6.350%	3/15/40	535	599
Hasbro Inc.	5.100%	5/15/44	755	736
Hershey Co.	7.200%	8/15/27	42	57
Ingredion Inc.	6.625%	4/15/37	275	327
1 JM Smucker Co.	4.250%	3/15/35	300	279
1 JM Smucker Co.	4.375%	3/15/45	1,250	1,151
Johnson & Johnson	6.950%	9/1/29	210	299
Johnson & Johnson	4.950%	5/15/33	800	907
Johnson & Johnson	4.375%	12/5/33	880	938
Johnson & Johnson	5.950%	8/15/37	1,265	1,603
Johnson & Johnson	5.850%	7/15/38	640	808
Johnson & Johnson	4.500%	9/1/40	784	831
Johnson & Johnson	4.850%	5/15/41	295	332

72

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Kaiser Foundation Hospitals	4.875%	4/1/42	870	931
Kellogg Co.	7.450%	4/1/31	1,215	1,554
Kimberly-Clark Corp.	6.625%	8/1/37	851	1,111
Kimberly-Clark Corp.	5.300%	3/1/41	235	270
Kimberly-Clark Corp.	3.700%	6/1/43	425	393
Koninklijke Philips NV	6.875%	3/11/38	240	280
Koninklijke Philips NV	5.000%	3/15/42	659	635
Kraft Foods Group Inc.	6.875%	1/26/39	950	1,159
Kraft Foods Group Inc.	6.500%	2/9/40	925	1,097
Kraft Foods Group Inc.	5.000%	6/4/42	2,180	2,221
1 Kraft Heinz Foods Co.	5.000%	7/15/35	1,010	1,040
1 Kraft Heinz Foods Co.	5.200%	7/15/45	1,470	1,528
Kroger Co.	7.700%	6/1/29	480	646
Kroger Co.	8.000%	9/15/29	200	274
Kroger Co.	7.500%	4/1/31	230	295
Kroger Co.	6.900%	4/15/38	480	598
Kroger Co.	5.400%	7/15/40	505	540
Kroger Co.	5.000%	4/15/42	400	405
Kroger Co.	5.150%	8/1/43	310	324
Laboratory Corp. of America Holdings	4.700%	2/1/45	950	865
Mattel Inc.	5.450%	11/1/41	720	729
2 Mayo Clinic	3.774%	11/15/43	600	548
2 Mayo Clinic	4.000%	11/15/47	225	212
McKesson Corp.	6.000%	3/1/41	530	613
McKesson Corp.	4.883%	3/15/44	700	699
Mead Johnson Nutrition Co.	5.900%	11/1/39	300	333
Mead Johnson Nutrition Co.	4.600%	6/1/44	500	461
1 Medtronic Inc.	4.375%	3/15/35	2,950	2,916
Medtronic Inc.	6.500%	3/15/39	155	196
Medtronic Inc.	5.550%	3/15/40	480	554
Medtronic Inc.	4.500%	3/15/42	685	669
Medtronic Inc.	4.000%	4/1/43	1,300	1,182
Medtronic Inc.	4.625%	3/15/44	786	784
1 Medtronic Inc.	4.625%	3/15/45	4,280	4,364
Memorial Sloan-Kettering Cancer Center	4.200%	7/1/55	325	303
Memorial Sloan-Kettering Cancer Center New York GO	5.000%	7/1/42	400	435
Memorial Sloan-Kettering Cancer Center New York GO	4.125%	7/1/52	600	548
Merck & Co. Inc.	6.500%	12/1/33	1,365	1,807
Merck & Co. Inc.	6.550%	9/15/37	725	960
Merck & Co. Inc.	3.600%	9/15/42	1,385	1,238
Merck & Co. Inc.	4.150%	5/18/43	1,920	1,878
Merck & Co. Inc.	3.700%	2/10/45	780	707
Merck Sharp & Dohme Corp.	5.950%	12/1/28	560	689
Molson Coors Brewing Co.	5.000%	5/1/42	1,125	1,070
Mondelez International Inc.	6.500%	11/1/31	705	858
Mondelez International Inc.	6.500%	2/9/40	629	760
Mylan Inc.	5.400%	11/29/43	735	729
New York & Presbyterian Hospital	4.024%	8/1/45	900	839
Novant Health Inc.	4.371%	11/1/43	300	287
Novartis Capital Corp.	3.700%	9/21/42	525	498
Novartis Capital Corp.	4.400%	5/6/44	1,925	2,027
NYU Hospitals Center	4.784%	7/1/44	425	428
Partners Healthcare System Inc.	4.117%	7/1/55	275	248
PepsiCo Inc.	5.500%	1/15/40	1,044	1,207
PepsiCo Inc.	4.875%	11/1/40	1,070	1,138
PepsiCo Inc.	4.000%	3/5/42	850	787
PepsiCo Inc.	4.250%	10/22/44	968	940
PepsiCo Inc.	4.600%	7/17/45	385	395
Perrigo Co. plc	5.300%	11/15/43	375	379
Perrigo Finance plc	4.900%	12/15/44	450	428
Pfizer Inc.	7.200%	3/15/39	2,280	3,101
Pfizer Inc.	4.300%	6/15/43	750	735
Pfizer Inc.	4.400%	5/15/44	320	316
Pharmacia Corp.	6.600%	12/1/28	555	711

73

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Philip Morris International Inc.	6.375%	5/16/38	1,515	1,873
Philip Morris International Inc.	4.375%	11/15/41	845	808
Philip Morris International Inc.	4.500%	3/20/42	960	945
Philip Morris International Inc.	3.875%	8/21/42	985	885
Philip Morris International Inc.	4.125%	3/4/43	915	851
Philip Morris International Inc.	4.875%	11/15/43	925	963
Procter & Gamble Co.	6.450%	1/15/26	350	442
Procter & Gamble Co.	5.800%	8/15/34	700	874
Procter & Gamble Co.	5.550%	3/5/37	1,883	2,266
Quest Diagnostics Inc.	5.750%	1/30/40	460	487
Quest Diagnostics Inc.	4.700%	3/30/45	225	204
Reynolds American Inc.	5.700%	8/15/35	700	737
Reynolds American Inc.	7.250%	6/15/37	625	746
1 Reynolds American Inc.	8.125%	5/1/40	340	418
Reynolds American Inc.	4.750%	11/1/42	575	531
Reynolds American Inc.	6.150%	9/15/43	375	406
Reynolds American Inc.	5.850%	8/15/45	2,394	2,570
Southern Baptist Hospital of Florida Inc.	4.857%	7/15/45	175	176
St. Jude Medical Inc.	4.750%	4/15/43	650	625
Stryker Corp.	4.100%	4/1/43	410	378
Stryker Corp.	4.375%	5/15/44	400	391
Sysco Corp.	5.375%	9/21/35	780	899
Teva Pharmaceutical Finance Co. LLC	6.150%	2/1/36	889	993
2 Texas Health Resources	4.330%	11/15/55	300	290
The Pepsi Bottling Group Inc.	7.000%	3/1/29	1,135	1,556
Thermo Fisher Scientific Inc.	5.300%	2/1/44	425	442
Trinity Health Corp.	4.125%	12/1/45	400	374
Tyson Foods Inc.	4.875%	8/15/34	685	678
Tyson Foods Inc.	5.150%	8/15/44	775	785
Unilever Capital Corp.	5.900%	11/15/32	1,595	2,051
Whirlpool Corp.	5.150%	3/1/43	319	323
Wyeth LLC	6.500%	2/1/34	1,180	1,488
Wyeth LLC	6.000%	2/15/36	430	517
Wyeth LLC	5.950%	4/1/37	1,994	2,355
Zimmer Biomet Holdings Inc.	4.250%	8/15/35	500	459
Zimmer Biomet Holdings Inc.	5.750%	11/30/39	475	519
Zimmer Biomet Holdings Inc.	4.450%	8/15/45	875	789
Zoetis Inc.	4.700%	2/1/43	1,375	1,193
Energy (11.9%)
Alberta Energy Co. Ltd.	7.375%	11/1/31	880	942
Anadarko Finance Co.	7.500%	5/1/31	1,042	1,282
Anadarko Petroleum Corp.	6.450%	9/15/36	2,310	2,593
Anadarko Petroleum Corp.	7.950%	6/15/39	155	200
Anadarko Petroleum Corp.	6.200%	3/15/40	715	775
Anadarko Petroleum Corp.	4.500%	7/15/44	575	520
Apache Corp.	6.000%	1/15/37	1,086	1,145
Apache Corp.	5.100%	9/1/40	1,635	1,544
Apache Corp.	5.250%	2/1/42	605	579
Apache Corp.	4.750%	4/15/43	1,795	1,642
Apache Finance Canada Corp.	7.750%	12/15/29	375	497
Baker Hughes Inc.	6.875%	1/15/29	350	424
Baker Hughes Inc.	5.125%	9/15/40	1,570	1,590
Buckeye Partners LP	5.850%	11/15/43	475	432
Buckeye Partners LP	5.600%	10/15/44	400	350
Burlington Resources Finance Co.	7.200%	8/15/31	644	832
Burlington Resources Finance Co.	7.400%	12/1/31	482	645
Cameron International Corp.	7.000%	7/15/38	275	332
Cameron International Corp.	5.950%	6/1/41	380	416
Cameron International Corp.	5.125%	12/15/43	175	175
Canadian Natural Resources Ltd.	7.200%	1/15/32	428	488
Canadian Natural Resources Ltd.	6.450%	6/30/33	350	373
Canadian Natural Resources Ltd.	5.850%	2/1/35	600	602
Canadian Natural Resources Ltd.	6.500%	2/15/37	830	897

74

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Canadian Natural Resources Ltd.	6.250%	3/15/38	855	865
Canadian Natural Resources Ltd.	6.750%	2/1/39	225	244
Cenovus Energy Inc.	6.750%	11/15/39	1,272	1,333
Cenovus Energy Inc.	4.450%	9/15/42	875	690
Cenovus Energy Inc.	5.200%	9/15/43	387	329
CenterPoint Energy Resources Corp.	6.625%	11/1/37	430	530
CenterPoint Energy Resources Corp.	5.850%	1/15/41	254	292
1 Columbia Pipeline Group Inc.	5.800%	6/1/45	550	523
Conoco Funding Co.	7.250%	10/15/31	515	655
ConocoPhillips	5.900%	10/15/32	665	759
ConocoPhillips	5.900%	5/15/38	1,085	1,222
ConocoPhillips	6.500%	2/1/39	2,055	2,463
ConocoPhillips Canada Funding Co. I	5.950%	10/15/36	775	874
ConocoPhillips Co.	4.150%	11/15/34	575	538
ConocoPhillips Co.	4.300%	11/15/44	853	791
ConocoPhillips Holding Co.	6.950%	4/15/29	885	1,102
Continental Resources Inc.	4.900%	6/1/44	725	530
Devon Energy Corp.	7.950%	4/15/32	945	1,179
Devon Energy Corp.	5.600%	7/15/41	1,540	1,537
Devon Energy Corp.	4.750%	5/15/42	1,215	1,115
Devon Financing Corp. LLC	7.875%	9/30/31	1,695	2,108
Diamond Offshore Drilling Inc.	5.700%	10/15/39	500	402
Diamond Offshore Drilling Inc.	4.875%	11/1/43	825	590
Dominion Gas Holdings LLC	4.800%	11/1/43	500	491
Dominion Gas Holdings LLC	4.600%	12/15/44	500	469
El Paso Natural Gas Co. LLC	8.375%	6/15/32	372	429
1 Enable Midstream Partners LP	5.000%	5/15/44	525	407
Enbridge Energy Partners LP	7.500%	4/15/38	635	715
Enbridge Energy Partners LP	5.500%	9/15/40	350	318
Enbridge Inc.	4.500%	6/10/44	600	460
Encana Corp.	7.200%	11/1/31	550	580
Encana Corp.	6.500%	8/15/34	781	765
Encana Corp.	6.625%	8/15/37	293	279
Encana Corp.	6.500%	2/1/38	365	344
Encana Corp.	5.150%	11/15/41	715	586
Energy Transfer Partners LP	4.750%	1/15/26	1,000	945
Energy Transfer Partners LP	8.250%	11/15/29	214	263
Energy Transfer Partners LP	4.900%	3/15/35	600	500
Energy Transfer Partners LP	6.625%	10/15/36	635	622
Energy Transfer Partners LP	7.500%	7/1/38	712	759
Energy Transfer Partners LP	6.050%	6/1/41	431	399
Energy Transfer Partners LP	6.500%	2/1/42	780	767
Energy Transfer Partners LP	5.150%	2/1/43	625	517
Energy Transfer Partners LP	5.950%	10/1/43	674	627
Energy Transfer Partners LP	5.150%	3/15/45	800	671
Energy Transfer Partners LP	6.125%	12/15/45	1,150	1,100
Eni USA Inc.	7.300%	11/15/27	395	508
EnLink Midstream Partners LP	5.600%	4/1/44	400	362
EnLink Midstream Partners LP	5.050%	4/1/45	450	379
Ensco plc	5.750%	10/1/44	875	673
Enterprise Products Operating LLC	3.700%	2/15/26	425	400
Enterprise Products Operating LLC	6.875%	3/1/33	465	527
Enterprise Products Operating LLC	6.650%	10/15/34	360	401
Enterprise Products Operating LLC	5.750%	3/1/35	700	703
Enterprise Products Operating LLC	7.550%	4/15/38	390	468
Enterprise Products Operating LLC	6.125%	10/15/39	560	580
Enterprise Products Operating LLC	6.450%	9/1/40	510	550
Enterprise Products Operating LLC	5.950%	2/1/41	875	894
Enterprise Products Operating LLC	5.700%	2/15/42	670	669
Enterprise Products Operating LLC	4.850%	8/15/42	590	530
Enterprise Products Operating LLC	4.450%	2/15/43	1,500	1,262
Enterprise Products Operating LLC	4.850%	3/15/44	1,225	1,093
Enterprise Products Operating LLC	5.100%	2/15/45	850	782
Enterprise Products Operating LLC	4.900%	5/15/46	500	450

75

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Enterprise Products Operating LLC	4.950%	10/15/54	1,100	939
EOG Resources Inc.	3.900%	4/1/35	510	475
Exxon Mobil Corp.	3.567%	3/6/45	1,200	1,102
Halliburton Co.	6.700%	9/15/38	916	1,111
Halliburton Co.	7.450%	9/15/39	770	1,011
Halliburton Co.	4.500%	11/15/41	650	615
Halliburton Co.	4.750%	8/1/43	820	800
Hess Corp.	7.875%	10/1/29	745	899
Hess Corp.	7.300%	8/15/31	410	463
Hess Corp.	7.125%	3/15/33	650	732
Hess Corp.	6.000%	1/15/40	1,075	1,066
Hess Corp.	5.600%	2/15/41	1,350	1,289
Husky Energy Inc.	6.800%	9/15/37	400	443
Kerr-McGee Corp.	7.875%	9/15/31	390	482
Kinder Morgan Energy Partners LP	7.400%	3/15/31	238	252
Kinder Morgan Energy Partners LP	7.750%	3/15/32	442	483
Kinder Morgan Energy Partners LP	7.300%	8/15/33	575	601
Kinder Morgan Energy Partners LP	5.800%	3/15/35	1,075	987
Kinder Morgan Energy Partners LP	6.500%	2/1/37	585	561
Kinder Morgan Energy Partners LP	6.950%	1/15/38	495	501
Kinder Morgan Energy Partners LP	6.500%	9/1/39	655	632
Kinder Morgan Energy Partners LP	6.550%	9/15/40	425	409
Kinder Morgan Energy Partners LP	7.500%	11/15/40	400	431
Kinder Morgan Energy Partners LP	6.375%	3/1/41	525	499
Kinder Morgan Energy Partners LP	5.625%	9/1/41	540	470
Kinder Morgan Energy Partners LP	5.000%	8/15/42	1,212	951
Kinder Morgan Energy Partners LP	4.700%	11/1/42	479	357
Kinder Morgan Energy Partners LP	5.000%	3/1/43	600	472
Kinder Morgan Energy Partners LP	5.500%	3/1/44	400	336
Kinder Morgan Energy Partners LP	5.400%	9/1/44	450	372
Kinder Morgan Inc.	7.750%	1/15/32	1,350	1,425
Kinder Morgan Inc.	5.300%	12/1/34	990	856
Kinder Morgan Inc.	5.550%	6/1/45	1,900	1,630
Magellan Midstream Partners LP	6.400%	5/1/37	265	291
Magellan Midstream Partners LP	4.200%	12/1/42	250	207
Magellan Midstream Partners LP	5.150%	10/15/43	525	501
Magellan Midstream Partners LP	4.200%	3/15/45	300	247
Marathon Oil Corp.	6.800%	3/15/32	661	711
Marathon Oil Corp.	6.600%	10/1/37	805	837
Marathon Oil Corp.	5.200%	6/1/45	850	749
Marathon Petroleum Corp.	6.500%	3/1/41	1,620	1,737
Marathon Petroleum Corp.	4.750%	9/15/44	680	597
Marathon Petroleum Corp.	5.000%	9/15/54	250	214
Murphy Oil Corp.	7.050%	5/1/29	430	439
Murphy Oil Corp.	5.125%	12/1/42	300	223
National Oilwell Varco Inc.	3.950%	12/1/42	1,210	1,001
Noble Energy Inc.	8.000%	4/1/27	245	304
Noble Energy Inc.	6.000%	3/1/41	740	726
Noble Energy Inc.	5.250%	11/15/43	1,000	893
Noble Energy Inc.	5.050%	11/15/44	1,100	970
Noble Holding International Ltd.	6.200%	8/1/40	460	344
Noble Holding International Ltd.	6.050%	3/1/41	750	542
Noble Holding International Ltd.	5.250%	3/15/42	100	67
Noble Holding International Ltd.	6.950%	4/1/45	200	162
Occidental Petroleum Corp.	4.625%	6/15/45	900	880
ONEOK Partners LP	6.650%	10/1/36	725	717
ONEOK Partners LP	6.850%	10/15/37	385	377
ONEOK Partners LP	6.125%	2/1/41	320	284
ONEOK Partners LP	6.200%	9/15/43	738	652
Petro-Canada	7.875%	6/15/26	270	356
Petro-Canada	7.000%	11/15/28	145	184
Petro-Canada	5.350%	7/15/33	345	366
Petro-Canada	5.950%	5/15/35	720	802
Petro-Canada	6.800%	5/15/38	860	1,054

76

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Phillips 66	4.650%	11/15/34	1,350	1,295
Phillips 66	5.875%	5/1/42	1,351	1,450
Phillips 66	4.875%	11/15/44	1,455	1,383
Phillips 66 Partners LP	4.680%	2/15/45	275	224
Pioneer Natural Resources Co.	7.200%	1/15/28	275	319
Plains All American Pipeline LP / PAA Finance Corp.	6.700%	5/15/36	515	553
Plains All American Pipeline LP / PAA Finance Corp.	6.650%	1/15/37	785	840
Plains All American Pipeline LP / PAA Finance Corp.	5.150%	6/1/42	745	678
Plains All American Pipeline LP / PAA Finance Corp.	4.300%	1/31/43	425	346
Plains All American Pipeline LP / PAA Finance Corp.	4.700%	6/15/44	605	530
Plains All American Pipeline LP / PAA Finance Corp.	4.900%	2/15/45	425	382
Pride International Inc.	7.875%	8/15/40	585	535
Rowan Cos. Inc.	5.400%	12/1/42	1,050	726
Rowan Cos. Inc.	5.850%	1/15/44	150	109
Shell International Finance BV	4.125%	5/11/35	1,500	1,437
Shell International Finance BV	6.375%	12/15/38	2,770	3,493
Shell International Finance BV	5.500%	3/25/40	1,095	1,272
Shell International Finance BV	3.625%	8/21/42	235	201
Shell International Finance BV	4.550%	8/12/43	1,725	1,742
Shell International Finance BV	4.375%	5/11/45	3,050	3,026
Southern Natural Gas Co. LLC	8.000%	3/1/32	320	376
Spectra Energy Capital LLC	7.500%	9/15/38	315	340
Spectra Energy Partners LP	5.950%	9/25/43	550	560
Spectra Energy Partners LP	4.500%	3/15/45	275	228
Suncor Energy Inc.	7.150%	2/1/32	715	900
Suncor Energy Inc.	5.950%	12/1/34	625	680
Suncor Energy Inc.	6.500%	6/15/38	1,015	1,195
Suncor Energy Inc.	6.850%	6/1/39	700	858
Sunoco Logistics Partners Operations LP	4.950%	1/15/43	850	677
Sunoco Logistics Partners Operations LP	5.300%	4/1/44	350	291
Sunoco Logistics Partners Operations LP	5.350%	5/15/45	1,250	1,064
Talisman Energy Inc.	7.250%	10/15/27	535	594
Talisman Energy Inc.	5.850%	2/1/37	370	325
Talisman Energy Inc.	6.250%	2/1/38	265	251
Talisman Energy Inc.	5.500%	5/15/42	585	501
Tennessee Gas Pipeline Co. LLC	7.000%	3/15/27	560	644
Tennessee Gas Pipeline Co. LLC	7.000%	10/15/28	565	652
Tennessee Gas Pipeline Co. LLC	7.625%	4/1/37	485	533
Texas Eastern Transmission LP	7.000%	7/15/32	605	724
Tosco Corp.	7.800%	1/1/27	700	909
Tosco Corp.	8.125%	2/15/30	720	980
TransCanada PipeLines Ltd.	4.625%	3/1/34	1,200	1,156
TransCanada PipeLines Ltd.	5.600%	3/31/34	760	807
TransCanada PipeLines Ltd.	5.850%	3/15/36	560	605
TransCanada PipeLines Ltd.	6.200%	10/15/37	940	1,068
TransCanada PipeLines Ltd.	7.250%	8/15/38	505	624
TransCanada PipeLines Ltd.	7.625%	1/15/39	1,367	1,771
TransCanada PipeLines Ltd.	6.100%	6/1/40	795	891
TransCanada PipeLines Ltd.	5.000%	10/16/43	475	443
Transcontinental Gas Pipe Line Co. LLC	5.400%	8/15/41	300	271
Transcontinental Gas Pipe Line Co. LLC	4.450%	8/1/42	985	777
Valero Energy Corp.	7.500%	4/15/32	559	665
Valero Energy Corp.	6.625%	6/15/37	1,440	1,583
Valero Energy Corp.	10.500%	3/15/39	515	748
Valero Energy Corp.	4.900%	3/15/45	550	494
Weatherford International LLC	6.800%	6/15/37	210	174
Weatherford International Ltd.	6.500%	8/1/36	605	494
Weatherford International Ltd.	7.000%	3/15/38	173	145
Weatherford International Ltd.	9.875%	3/1/39	430	462
Weatherford International Ltd.	6.750%	9/15/40	535	445
Weatherford International Ltd.	5.950%	4/15/42	530	405
Western Gas Partners LP	5.450%	4/1/44	525	492
Williams Cos. Inc.	7.500%	1/15/31	287	296
Williams Cos. Inc.	8.750%	3/15/32	476	547

77

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Williams Cos. Inc.	5.750%	6/24/44	1,000	818
Williams Partners LP	4.000%	9/15/25	825	736
Williams Partners LP	6.300%	4/15/40	1,010	967
Williams Partners LP	5.800%	11/15/43	425	380
Williams Partners LP	5.400%	3/4/44	450	380
Williams Partners LP	4.900%	1/15/45	525	420
Williams Partners LP	5.100%	9/15/45	1,040	848
XTO Energy Inc.	6.750%	8/1/37	105	147
Other Industrial (0.5%)
California Institute of Technology GO	4.700%	11/1/11	510	488
CBRE Services Inc.	4.875%	3/1/26	525	520
Cintas Corp. No 2	6.150%	8/15/36	25	30
2 Johns Hopkins University Maryland GO	4.083%	7/1/53	425	415
2 Massachusetts Institute of Technology GO	3.959%	7/1/38	650	663
Massachusetts Institute of Technology GO	5.600%	7/1/11	1,055	1,308
Massachusetts Institute of Technology GO	4.678%	7/1/14	650	673
2 Northwestern University Illinois GO	3.688%	12/1/38	600	575
2 Northwestern University Illinois GO	4.643%	12/1/44	600	657
President & Fellows of Harvard College Massachusetts
GO	3.619%	10/1/37	700	678
2 University of Notre Dame DU LAC Indiana GO	3.438%	2/15/45	575	527
University of Pennsylvania GO	4.674%	9/1/12	375	363
Technology (4.2%)
Apple Inc.	3.850%	5/4/43	3,250	2,954
Apple Inc.	4.450%	5/6/44	1,200	1,180
Apple Inc.	3.450%	2/9/45	2,350	1,982
Apple Inc.	4.375%	5/13/45	2,000	1,987
Applied Materials Inc.	5.850%	6/15/41	715	784
Broadcom Corp.	4.500%	8/1/34	290	287
Cisco Systems Inc.	5.900%	2/15/39	1,690	2,027
Cisco Systems Inc.	5.500%	1/15/40	1,795	2,081
Corning Inc.	7.250%	8/15/36	35	43
Corning Inc.	4.700%	3/15/37	250	256
Corning Inc.	5.750%	8/15/40	470	550
Corning Inc.	4.750%	3/15/42	525	544
Equifax Inc.	7.000%	7/1/37	200	231
Hewlett-Packard Co.	6.000%	9/15/41	685	685
HP Enterprise Services LLC	7.450%	10/15/29	260	336
Intel Corp.	4.000%	12/15/32	398	378
Intel Corp.	4.800%	10/1/41	1,455	1,474
Intel Corp.	4.250%	12/15/42	925	859
Intel Corp.	4.900%	7/29/45	1,850	1,893
International Business Machines Corp.	7.000%	10/30/25	325	413
International Business Machines Corp.	6.220%	8/1/27	580	708
International Business Machines Corp.	6.500%	1/15/28	200	248
International Business Machines Corp.	5.875%	11/29/32	730	868
International Business Machines Corp.	5.600%	11/30/39	840	948
International Business Machines Corp.	4.000%	6/20/42	1,184	1,081
Juniper Networks Inc.	5.950%	3/15/41	420	415
KLA-Tencor Corp.	5.650%	11/1/34	630	612
Microsoft Corp.	3.500%	2/12/35	1,125	1,036
Microsoft Corp.	5.200%	6/1/39	1,055	1,171
Microsoft Corp.	4.500%	10/1/40	1,050	1,076
Microsoft Corp.	5.300%	2/8/41	1,200	1,369
Microsoft Corp.	3.500%	11/15/42	1,005	862
Microsoft Corp.	3.750%	5/1/43	825	760
Microsoft Corp.	4.875%	12/15/43	850	903
Microsoft Corp.	3.750%	2/12/45	1,725	1,569
Microsoft Corp.	4.000%	2/12/55	1,570	1,411
Motorola Solutions Inc.	5.500%	9/1/44	350	291
Oracle Corp.	3.250%	5/15/30	740	682
Oracle Corp.	4.300%	7/8/34	2,000	1,979
Oracle Corp.	3.900%	5/15/35	1,400	1,311

78

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Oracle Corp.	6.500%	4/15/38	1,295	1,631
Oracle Corp.	6.125%	7/8/39	1,340	1,605
Oracle Corp.	5.375%	7/15/40	2,091	2,331
Oracle Corp.	4.500%	7/8/44	1,145	1,141
Oracle Corp.	4.125%	5/15/45	1,983	1,857
Oracle Corp.	4.375%	5/15/55	1,600	1,489
QUALCOMM Inc.	4.650%	5/20/35	1,100	1,000
QUALCOMM Inc.	4.800%	5/20/45	1,625	1,391
1 Seagate HDD Cayman	4.875%	6/1/27	1,125	1,041
1 Seagate HDD Cayman	5.750%	12/1/34	825	809
Tyco Electronics Group SA	7.125%	10/1/37	870	1,132
Verisk Analytics Inc.	5.500%	6/15/45	650	644
Xerox Corp.	6.750%	12/15/39	310	341
Transportation (3.5%)
2 American Airlines 2014-1 Class A Pass Through Trust	3.700%	4/1/28	777	769
2 American Airlines 2015-1 Class A Pass Through Trust	3.375%	11/1/28	1,035	1,004
2 BNSF Funding Trust I	6.613%	12/15/55	440	492
Burlington Northern Santa Fe LLC	3.650%	9/1/25	350	351
Burlington Northern Santa Fe LLC	7.000%	12/15/25	365	463
Burlington Northern Santa Fe LLC	7.950%	8/15/30	295	411
Burlington Northern Santa Fe LLC	6.200%	8/15/36	435	521
Burlington Northern Santa Fe LLC	6.150%	5/1/37	675	812
Burlington Northern Santa Fe LLC	5.750%	5/1/40	780	882
Burlington Northern Santa Fe LLC	5.050%	3/1/41	505	522
Burlington Northern Santa Fe LLC	5.400%	6/1/41	450	487
Burlington Northern Santa Fe LLC	4.950%	9/15/41	250	256
Burlington Northern Santa Fe LLC	4.400%	3/15/42	650	615
Burlington Northern Santa Fe LLC	4.375%	9/1/42	670	625
Burlington Northern Santa Fe LLC	4.450%	3/15/43	965	916
Burlington Northern Santa Fe LLC	5.150%	9/1/43	450	471
Burlington Northern Santa Fe LLC	4.900%	4/1/44	940	960
Burlington Northern Santa Fe LLC	4.550%	9/1/44	840	812
Burlington Northern Santa Fe LLC	4.150%	4/1/45	1,055	954
Burlington Northern Santa Fe LLC	4.700%	9/1/45	900	895
Canadian National Railway Co.	6.900%	7/15/28	435	577
Canadian National Railway Co.	6.250%	8/1/34	675	849
Canadian National Railway Co.	6.200%	6/1/36	660	841
Canadian National Railway Co.	6.375%	11/15/37	240	313
Canadian National Railway Co.	3.500%	11/15/42	560	505
Canadian Pacific Railway Co.	3.700%	2/1/26	275	273
Canadian Pacific Railway Co.	7.125%	10/15/31	385	491
Canadian Pacific Railway Co.	5.750%	3/15/33	170	191
Canadian Pacific Railway Co.	5.950%	5/15/37	470	547
Canadian Pacific Railway Co.	4.800%	8/1/45	580	585
Canadian Pacific Railway Ltd.	5.750%	1/15/42	350	399
Con-way Inc.	6.700%	5/1/34	335	369
CSX Corp.	6.000%	10/1/36	266	311
CSX Corp.	6.150%	5/1/37	660	772
CSX Corp.	6.220%	4/30/40	815	966
CSX Corp.	5.500%	4/15/41	596	654
CSX Corp.	4.750%	5/30/42	565	563
CSX Corp.	4.400%	3/1/43	350	331
CSX Corp.	4.100%	3/15/44	825	744
CSX Corp.	3.950%	5/1/50	600	516
CSX Corp.	4.500%	8/1/54	485	452
2 Delta Air Lines 2015-1 Class AA Pass Through Trust	3.625%	7/30/27	325	329
FedEx Corp.	4.900%	1/15/34	530	549
FedEx Corp.	3.900%	2/1/35	620	570
FedEx Corp.	3.875%	8/1/42	581	503
FedEx Corp.	4.100%	4/15/43	535	477
FedEx Corp.	5.100%	1/15/44	760	781
FedEx Corp.	4.100%	2/1/45	530	469
FedEx Corp.	4.500%	2/1/65	265	231

79

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
2	Hawaiian Airlines 2013-1 Class A Pass Through
	Certificates	3.900%	1/15/26	388	380
	Kansas City Southern Railway Co.	4.300%	5/15/43	475	448
	Kansas City Southern Railway Co.	4.950%	8/15/45	545	551
1,2	Latam Airlines 2015-1 Pass Through Trust A	4.200%	11/15/27	875	838
	Norfolk Southern Corp.	7.800%	5/15/27	550	743
	Norfolk Southern Corp.	7.250%	2/15/31	280	357
	Norfolk Southern Corp.	7.050%	5/1/37	255	334
	Norfolk Southern Corp.	4.837%	10/1/41	628	633
	Norfolk Southern Corp.	3.950%	10/1/42	585	517
	Norfolk Southern Corp.	4.800%	8/15/43	475	472
	Norfolk Southern Corp.	4.450%	6/15/45	729	696
	Norfolk Southern Corp.	7.900%	5/15/97	200	288
	Norfolk Southern Corp.	6.000%	3/15/05	597	667
	Norfolk Southern Corp.	6.000%	5/23/11	520	578
2	Spirit Airlines 2015-1 Pass Through Trust A	4.100%	10/1/29	485	489
	Union Pacific Corp.	3.250%	8/15/25	480	474
	Union Pacific Corp.	6.625%	2/1/29	540	708
	Union Pacific Corp.	3.375%	2/1/35	345	309
	Union Pacific Corp.	4.750%	9/15/41	530	556
	Union Pacific Corp.	4.300%	6/15/42	175	171
	Union Pacific Corp.	4.250%	4/15/43	350	340
	Union Pacific Corp.	4.750%	12/15/43	605	636
	Union Pacific Corp.	4.821%	2/1/44	317	337
	Union Pacific Corp.	4.850%	6/15/44	260	278
	Union Pacific Corp.	4.150%	1/15/45	375	360
	Union Pacific Corp.	3.875%	2/1/55	540	468
2	United Airlines 2014-1 Class A Pass Through Trust	4.000%	10/11/27	825	837
2	United Airlines 2014-2 Class A Pass Through Trust	3.750%	3/3/28	865	865
	United Parcel Service Inc.	6.200%	1/15/38	1,400	1,779
	United Parcel Service Inc.	4.875%	11/15/40	675	739
	United Parcel Service Inc.	3.625%	10/1/42	565	524
	United Parcel Service of America Inc.	8.375%	4/1/30	225	318
2	US Airways 2013-1 Class A Pass Through Trust	3.950%	5/15/27	558	562
					881,352
Utilities (12.7%)
	Electric (11.7%)
	AEP Texas Central Co.	6.650%	2/15/33	550	688
	Alabama Power Co.	6.125%	5/15/38	490	605
	Alabama Power Co.	6.000%	3/1/39	405	496
	Alabama Power Co.	5.500%	3/15/41	320	374
	Alabama Power Co.	5.200%	6/1/41	365	410
	Alabama Power Co.	4.100%	1/15/42	260	252
	Alabama Power Co.	3.850%	12/1/42	375	350
	Alabama Power Co.	4.150%	8/15/44	400	390
	Alabama Power Co.	3.750%	3/1/45	630	546
	Ameren Illinois Co.	4.800%	12/15/43	390	429
	Ameren Illinois Co.	4.300%	7/1/44	170	172
	Appalachian Power Co	4.400%	5/15/44	285	274
	Appalachian Power Co.	5.800%	10/1/35	320	363
	Appalachian Power Co.	6.375%	4/1/36	355	429
	Appalachian Power Co.	6.700%	8/15/37	260	326
	Appalachian Power Co.	7.000%	4/1/38	640	820
	Appalachian Power Co.	4.450%	6/1/45	375	359
	Arizona Public Service Co.	5.500%	9/1/35	215	245
	Arizona Public Service Co.	5.050%	9/1/41	330	362
	Arizona Public Service Co.	4.500%	4/1/42	498	509
	Arizona Public Service Co.	4.700%	1/15/44	345	366
	Baltimore Gas & Electric Co.	6.350%	10/1/36	448	559
	Berkshire Hathaway Energy Co.	8.480%	9/15/28	328	481
	Berkshire Hathaway Energy Co.	6.125%	4/1/36	1,695	2,003
	Berkshire Hathaway Energy Co.	5.950%	5/15/37	541	627
	Berkshire Hathaway Energy Co.	6.500%	9/15/37	1,035	1,274

80

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Berkshire Hathaway Energy Co.	5.150%	11/15/43	800	854
Berkshire Hathaway Energy Co.	4.500%	2/1/45	775	756
CenterPoint Energy Houston Electric LLC	6.950%	3/15/33	450	596
CenterPoint Energy Houston Electric LLC	3.550%	8/1/42	500	444
CenterPoint Energy Houston Electric LLC	4.500%	4/1/44	400	414
Cleco Power LLC	6.500%	12/1/35	255	296
Cleco Power LLC	6.000%	12/1/40	320	356
Cleveland Electric Illuminating Co.	5.950%	12/15/36	280	307
CMS Energy Corp.	4.700%	3/31/43	290	293
CMS Energy Corp.	4.875%	3/1/44	295	305
Commonwealth Edison Co.	5.875%	2/1/33	185	218
Commonwealth Edison Co.	5.900%	3/15/36	875	1,045
Commonwealth Edison Co.	6.450%	1/15/38	496	639
Commonwealth Edison Co.	3.800%	10/1/42	370	343
Commonwealth Edison Co.	4.600%	8/15/43	310	325
Commonwealth Edison Co.	4.700%	1/15/44	525	551
Commonwealth Edison Co.	3.700%	3/1/45	615	553
Connecticut Light & Power Co.	6.350%	6/1/36	351	447
Connecticut Light & Power Co.	4.300%	4/15/44	410	415
Consolidated Edison Co. of New York Inc.	5.300%	3/1/35	595	673
Consolidated Edison Co. of New York Inc.	5.850%	3/15/36	550	658
Consolidated Edison Co. of New York Inc.	6.200%	6/15/36	276	343
Consolidated Edison Co. of New York Inc.	5.700%	12/1/36	395	463
Consolidated Edison Co. of New York Inc.	6.300%	8/15/37	430	533
Consolidated Edison Co. of New York Inc.	6.750%	4/1/38	325	427
Consolidated Edison Co. of New York Inc.	5.500%	12/1/39	515	590
Consolidated Edison Co. of New York Inc.	5.700%	6/15/40	515	608
Consolidated Edison Co. of New York Inc.	4.200%	3/15/42	325	314
Consolidated Edison Co. of New York Inc.	3.950%	3/1/43	750	697
Consolidated Edison Co. of New York Inc.	4.450%	3/15/44	875	867
Consolidated Edison Co. of New York Inc.	4.625%	12/1/54	815	795
Consumers Energy Co.	3.950%	5/15/43	420	405
Consumers Energy Co.	4.350%	8/31/64	180	172
Delmarva Power & Light Co.	4.000%	6/1/42	400	384
Dominion Resources Inc.	6.300%	3/15/33	570	674
Dominion Resources Inc.	5.250%	8/1/33	318	340
Dominion Resources Inc.	5.950%	6/15/35	620	706
Dominion Resources Inc.	7.000%	6/15/38	130	161
Dominion Resources Inc.	4.900%	8/1/41	475	477
Dominion Resources Inc.	4.050%	9/15/42	155	139
Dominion Resources Inc.	4.700%	12/1/44	580	570
DTE Electric Co.	6.625%	6/1/36	470	612
DTE Electric Co.	5.700%	10/1/37	200	237
DTE Electric Co.	3.950%	6/15/42	280	268
DTE Electric Co.	4.000%	4/1/43	375	360
DTE Electric Co.	4.300%	7/1/44	355	356
DTE Electric Co.	3.700%	3/15/45	585	531
DTE Energy Co.	6.375%	4/15/33	240	298
Duke Energy Carolinas LLC	6.000%	12/1/28	695	834
Duke Energy Carolinas LLC	6.450%	10/15/32	375	476
Duke Energy Carolinas LLC	6.100%	6/1/37	595	727
Duke Energy Carolinas LLC	6.000%	1/15/38	610	756
Duke Energy Carolinas LLC	6.050%	4/15/38	670	830
Duke Energy Carolinas LLC	5.300%	2/15/40	770	878
Duke Energy Carolinas LLC	4.250%	12/15/41	670	661
Duke Energy Carolinas LLC	4.000%	9/30/42	635	612
Duke Energy Carolinas LLC	3.750%	6/1/45	305	280
Duke Energy Florida LLC	6.350%	9/15/37	500	644
Duke Energy Florida LLC	6.400%	6/15/38	915	1,179
Duke Energy Florida LLC	5.650%	4/1/40	375	454
Duke Energy Florida LLC	3.850%	11/15/42	415	387
Duke Energy Indiana Inc.	6.120%	10/15/35	363	442
Duke Energy Indiana Inc.	6.350%	8/15/38	590	750
Duke Energy Indiana Inc.	6.450%	4/1/39	150	193

81

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Duke Energy Indiana Inc.	4.200%	3/15/42	280	275
Duke Energy Indiana Inc.	4.900%	7/15/43	475	514
Duke Energy Progress LLC	6.300%	4/1/38	340	440
Duke Energy Progress LLC	4.100%	5/15/42	545	535
Duke Energy Progress LLC	4.100%	3/15/43	460	447
Duke Energy Progress LLC	4.375%	3/30/44	470	481
Duke Energy Progress LLC	4.150%	12/1/44	705	690
Duke Energy Progress LLC	4.200%	8/15/45	750	747
El Paso Electric Co.	6.000%	5/15/35	355	424
Entergy Louisiana LLC	4.440%	1/15/26	60	63
Entergy Louisiana LLC	4.950%	1/15/45	575	576
Entergy Texas Inc.	5.150%	6/1/45	80	79
Exelon Corp.	4.950%	6/15/35	740	743
Exelon Corp.	5.625%	6/15/35	650	704
Exelon Corp.	5.100%	6/15/45	985	978
Exelon Generation Co. LLC	6.250%	10/1/39	765	817
Exelon Generation Co. LLC	5.750%	10/1/41	410	413
Exelon Generation Co. LLC	5.600%	6/15/42	803	793
FirstEnergy Solutions Corp.	6.800%	8/15/39	400	415
Florida Power & Light Co.	5.950%	10/1/33	275	338
Florida Power & Light Co.	5.625%	4/1/34	525	624
Florida Power & Light Co.	4.950%	6/1/35	285	314
Florida Power & Light Co.	5.400%	9/1/35	310	361
Florida Power & Light Co.	6.200%	6/1/36	375	476
Florida Power & Light Co.	5.650%	2/1/37	425	510
Florida Power & Light Co.	5.850%	5/1/37	260	319
Florida Power & Light Co.	5.950%	2/1/38	460	573
Florida Power & Light Co.	5.960%	4/1/39	600	752
Florida Power & Light Co.	5.690%	3/1/40	415	507
Florida Power & Light Co.	5.250%	2/1/41	510	584
Florida Power & Light Co.	5.125%	6/1/41	275	310
Florida Power & Light Co.	4.125%	2/1/42	630	621
Florida Power & Light Co.	4.050%	6/1/42	605	585
Florida Power & Light Co.	3.800%	12/15/42	435	409
Florida Power & Light Co.	4.050%	10/1/44	530	516
Georgia Power Co.	5.650%	3/1/37	585	643
Georgia Power Co.	5.950%	2/1/39	460	525
Georgia Power Co.	5.400%	6/1/40	650	696
Georgia Power Co.	4.750%	9/1/40	530	521
Georgia Power Co.	4.300%	3/15/42	870	782
Georgia Power Co.	4.300%	3/15/43	330	297
Iberdrola International BV	6.750%	7/15/36	530	647
Indiana Michigan Power Co.	6.050%	3/15/37	365	430
Interstate Power & Light Co.	6.250%	7/15/39	465	604
ITC Holdings Corp.	5.300%	7/1/43	310	326
Jersey Central Power & Light Co.	6.150%	6/1/37	295	339
2 John Sevier Combined Cycle Generation LLC	4.626%	1/15/42	895	976
Kansas City Power & Light Co.	6.050%	11/15/35	250	302
Kansas City Power & Light Co.	5.300%	10/1/41	470	509
Kentucky Utilities Co.	5.125%	11/1/40	545	616
Kentucky Utilities Co.	4.650%	11/15/43	410	438
Louisville Gas & Electric Co.	5.125%	11/15/40	320	360
Louisville Gas & Electric Co.	4.650%	11/15/43	225	239
MidAmerican Energy Co.	6.750%	12/30/31	490	643
MidAmerican Energy Co.	5.750%	11/1/35	380	465
MidAmerican Energy Co.	5.800%	10/15/36	410	495
MidAmerican Energy Co.	4.800%	9/15/43	385	413
MidAmerican Energy Co.	4.400%	10/15/44	350	354
MidAmerican Funding LLC	6.927%	3/1/29	200	262
Mississippi Power Co.	4.250%	3/15/42	565	491
National Rural Utilities Cooperative Finance Corp.	4.023%	11/1/32	1,421	1,409
Nevada Power Co.	6.650%	4/1/36	350	454
Nevada Power Co.	6.750%	7/1/37	370	486
Nevada Power Co.	5.375%	9/15/40	235	266

82

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Nevada Power Co.	5.450%	5/15/41	241	276
Northern States Power Co.	5.250%	7/15/35	260	298
Northern States Power Co.	6.250%	6/1/36	340	436
Northern States Power Co.	6.200%	7/1/37	486	627
Northern States Power Co.	5.350%	11/1/39	275	322
Northern States Power Co.	4.850%	8/15/40	360	392
Northern States Power Co.	3.400%	8/15/42	405	356
Northern States Power Co.	4.125%	5/15/44	400	397
Northern States Power Co.	4.000%	8/15/45	300	291
NorthWestern Corp.	4.176%	11/15/44	470	464
NSTAR Electric Co.	5.500%	3/15/40	460	548
NSTAR Electric Co.	4.400%	3/1/44	265	269
Oglethorpe Power Corp.	5.950%	11/1/39	365	436
Oglethorpe Power Corp.	5.375%	11/1/40	520	574
Oglethorpe Power Corp.	4.200%	12/1/42	215	201
Oglethorpe Power Corp.	4.550%	6/1/44	430	421
Oglethorpe Power Corp.	5.250%	9/1/50	235	256
Ohio Edison Co.	6.875%	7/15/36	445	556
Ohio Edison Co.	8.250%	10/15/38	225	317
Ohio Power Co.	6.600%	2/15/33	250	315
Ohio Power Co.	5.850%	10/1/35	321	381
Oklahoma Gas & Electric Co.	5.850%	6/1/40	210	253
Oklahoma Gas & Electric Co.	5.250%	5/15/41	225	251
Oklahoma Gas & Electric Co.	3.900%	5/1/43	350	326
Oklahoma Gas & Electric Co.	4.550%	3/15/44	245	252
Oklahoma Gas & Electric Co.	4.000%	12/15/44	400	379
Oncor Electric Delivery Co. LLC	7.000%	5/1/32	480	616
Oncor Electric Delivery Co. LLC	7.250%	1/15/33	380	505
Oncor Electric Delivery Co. LLC	7.500%	9/1/38	335	463
Oncor Electric Delivery Co. LLC	5.250%	9/30/40	455	496
Oncor Electric Delivery Co. LLC	4.550%	12/1/41	405	404
Oncor Electric Delivery Co. LLC	5.300%	6/1/42	520	573
1 Oncor Electric Delivery Co. LLC	3.750%	4/1/45	455	401
Pacific Gas & Electric Co.	6.050%	3/1/34	3,145	3,755
Pacific Gas & Electric Co.	5.800%	3/1/37	1,000	1,158
Pacific Gas & Electric Co.	6.350%	2/15/38	555	688
Pacific Gas & Electric Co.	6.250%	3/1/39	620	761
Pacific Gas & Electric Co.	5.400%	1/15/40	760	853
Pacific Gas & Electric Co.	4.500%	12/15/41	185	186
Pacific Gas & Electric Co.	4.450%	4/15/42	775	766
Pacific Gas & Electric Co.	4.600%	6/15/43	505	511
Pacific Gas & Electric Co.	5.125%	11/15/43	595	650
Pacific Gas & Electric Co.	4.750%	2/15/44	465	478
Pacific Gas & Electric Co.	4.300%	3/15/45	610	590
PacifiCorp	7.700%	11/15/31	350	484
PacifiCorp	5.250%	6/15/35	310	352
PacifiCorp	6.100%	8/1/36	365	457
PacifiCorp	5.750%	4/1/37	680	804
PacifiCorp	6.250%	10/15/37	715	897
PacifiCorp	6.350%	7/15/38	360	458
PacifiCorp	6.000%	1/15/39	665	810
PacifiCorp	4.100%	2/1/42	300	290
Peco Energy Co.	5.950%	10/1/36	170	206
Peco Energy Co.	4.150%	10/1/44	440	428
Pennsylvania Electric Co.	6.150%	10/1/38	310	350
Potomac Electric Power Co.	6.500%	11/15/37	475	609
Potomac Electric Power Co.	7.900%	12/15/38	145	217
Potomac Electric Power Co.	4.150%	3/15/43	515	498
PPL Capital Funding Inc.	4.700%	6/1/43	470	471
PPL Capital Funding Inc.	5.000%	3/15/44	415	427
PPL Electric Utilities Corp.	6.250%	5/15/39	355	452
PPL Electric Utilities Corp.	5.200%	7/15/41	265	302
PPL Electric Utilities Corp.	4.750%	7/15/43	200	213
PPL Electric Utilities Corp.	4.125%	6/15/44	330	329

83

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Progress Energy Inc.	7.750%	3/1/31	380	504
Progress Energy Inc.	7.000%	10/30/31	420	526
Progress Energy Inc.	6.000%	12/1/39	745	885
PSEG Power LLC	8.625%	4/15/31	615	839
Public Service Co. of Colorado	6.250%	9/1/37	230	295
Public Service Co. of Colorado	6.500%	8/1/38	230	307
Public Service Co. of Colorado	4.750%	8/15/41	345	371
Public Service Co. of Colorado	3.600%	9/15/42	560	506
Public Service Co. of Colorado	3.950%	3/15/43	170	164
Public Service Co. of Colorado	4.300%	3/15/44	475	480
Public Service Co. of Oklahoma	6.625%	11/15/37	225	290
Public Service Electric & Gas Co.	5.700%	12/1/36	125	149
Public Service Electric & Gas Co.	5.800%	5/1/37	440	529
Public Service Electric & Gas Co.	5.375%	11/1/39	695	804
Public Service Electric & Gas Co.	3.950%	5/1/42	605	581
Public Service Electric & Gas Co.	3.650%	9/1/42	630	570
Public Service Electric & Gas Co.	4.000%	6/1/44	275	264
Public Service Electric & Gas Co.	4.050%	5/1/45	255	248
Puget Sound Energy Inc.	7.020%	12/1/27	375	495
Puget Sound Energy Inc.	5.483%	6/1/35	470	537
Puget Sound Energy Inc.	6.724%	6/15/36	128	170
Puget Sound Energy Inc.	6.274%	3/15/37	340	427
Puget Sound Energy Inc.	5.757%	10/1/39	420	506
Puget Sound Energy Inc.	5.795%	3/15/40	295	362
Puget Sound Energy Inc.	5.764%	7/15/40	295	356
Puget Sound Energy Inc.	5.638%	4/15/41	225	269
Puget Sound Energy Inc.	4.434%	11/15/41	345	356
Puget Sound Energy Inc.	4.300%	5/20/45	365	361
San Diego Gas & Electric Co.	6.000%	6/1/26	245	302
San Diego Gas & Electric Co.	5.350%	5/15/35	265	311
San Diego Gas & Electric Co.	6.125%	9/15/37	310	394
San Diego Gas & Electric Co.	6.000%	6/1/39	245	306
San Diego Gas & Electric Co.	5.350%	5/15/40	310	362
San Diego Gas & Electric Co.	4.500%	8/15/40	425	445
San Diego Gas & Electric Co.	3.950%	11/15/41	300	291
San Diego Gas & Electric Co.	4.300%	4/1/42	310	314
Sierra Pacific Power Co.	6.750%	7/1/37	285	374
South Carolina Electric & Gas Co.	6.625%	2/1/32	300	375
South Carolina Electric & Gas Co.	5.300%	5/15/33	405	443
South Carolina Electric & Gas Co.	6.050%	1/15/38	490	580
South Carolina Electric & Gas Co.	5.450%	2/1/41	345	386
South Carolina Electric & Gas Co.	4.350%	2/1/42	565	546
South Carolina Electric & Gas Co.	4.600%	6/15/43	405	407
South Carolina Electric & Gas Co.	4.500%	6/1/64	400	369
South Carolina Electric & Gas Co.	5.100%	6/1/65	240	245
Southern California Edison Co.	6.650%	4/1/29	450	568
Southern California Edison Co.	6.000%	1/15/34	480	586
Southern California Edison Co.	5.750%	4/1/35	401	477
Southern California Edison Co.	5.350%	7/15/35	480	546
Southern California Edison Co.	5.550%	1/15/36	220	255
Southern California Edison Co.	5.625%	2/1/36	390	456
Southern California Edison Co.	5.550%	1/15/37	330	385
Southern California Edison Co.	5.950%	2/1/38	665	820
Southern California Edison Co.	6.050%	3/15/39	350	437
Southern California Edison Co.	5.500%	3/15/40	320	373
Southern California Edison Co.	4.500%	9/1/40	665	680
Southern California Edison Co.	3.900%	12/1/41	235	221
Southern California Edison Co.	4.050%	3/15/42	620	602
Southern California Edison Co.	3.900%	3/15/43	275	258
Southern California Edison Co.	4.650%	10/1/43	831	873
Southern California Edison Co.	3.600%	2/1/45	285	254
Southern Power Co.	5.150%	9/15/41	520	520
Southern Power Co.	5.250%	7/15/43	395	404
Southwestern Electric Power Co.	6.200%	3/15/40	375	453

84

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Southwestern Electric Power Co.	3.900%	4/1/45	370	324
Southwestern Public Service Co.	4.500%	8/15/41	520	538
Tampa Electric Co.	6.550%	5/15/36	350	452
Tampa Electric Co.	6.150%	5/15/37	265	331
Tampa Electric Co.	4.100%	6/15/42	455	445
Tampa Electric Co.	4.350%	5/15/44	190	193
Tampa Electric Co.	4.200%	5/15/45	220	217
Toledo Edison Co.	6.150%	5/15/37	310	362
TransAlta Corp.	6.500%	3/15/40	335	304
1 Tri-State Generation & Transmission Association Inc.	4.700%	11/1/44	270	273
Union Electric Co.	5.300%	8/1/37	435	499
Union Electric Co.	8.450%	3/15/39	260	415
Union Electric Co.	3.900%	9/15/42	530	502
Union Electric Co.	3.650%	4/15/45	215	194
Virginia Electric & Power Co.	6.000%	1/15/36	835	1,037
Virginia Electric & Power Co.	6.000%	5/15/37	580	718
Virginia Electric & Power Co.	6.350%	11/30/37	527	677
Virginia Electric & Power Co.	8.875%	11/15/38	580	900
Virginia Electric & Power Co.	4.000%	1/15/43	685	653
Virginia Electric & Power Co.	4.650%	8/15/43	565	595
Virginia Electric & Power Co.	4.450%	2/15/44	630	645
Virginia Electric & Power Co.	4.200%	5/15/45	440	429
Westar Energy Inc.	4.125%	3/1/42	520	514
Westar Energy Inc.	4.100%	4/1/43	475	468
Westar Energy Inc.	4.625%	9/1/43	435	463
Wisconsin Electric Power Co.	5.625%	5/15/33	285	339
Wisconsin Electric Power Co.	5.700%	12/1/36	290	353
Wisconsin Electric Power Co.	3.650%	12/15/42	200	181
Wisconsin Electric Power Co.	4.250%	6/1/44	270	272
Wisconsin Power & Light Co.	6.375%	8/15/37	484	627
Wisconsin Power & Light Co.	4.100%	10/15/44	605	584
Wisconsin Public Service Corp.	3.671%	12/1/42	295	271
Wisconsin Public Service Corp.	4.752%	11/1/44	470	511
Xcel Energy Inc.	6.500%	7/1/36	580	709
Xcel Energy Inc.	4.800%	9/15/41	240	245
Natural Gas (0.8%)
AGL Capital Corp.	6.000%	10/1/34	215	252
AGL Capital Corp.	5.875%	3/15/41	384	448
AGL Capital Corp.	4.400%	6/1/43	685	665
Atmos Energy Corp.	5.500%	6/15/41	550	635
Atmos Energy Corp.	4.150%	1/15/43	305	289
Atmos Energy Corp.	4.125%	10/15/44	375	352
KeySpan Corp.	8.000%	11/15/30	480	654
KeySpan Corp.	5.803%	4/1/35	265	301
Laclede Group Inc.	4.700%	8/15/44	275	280
NiSource Finance Corp.	6.250%	12/15/40	480	584
NiSource Finance Corp.	5.950%	6/15/41	490	563
NiSource Finance Corp.	5.800%	2/1/42	300	344
Nisource Finance Corp.	5.250%	2/15/43	820	874
NiSource Finance Corp.	4.800%	2/15/44	1,000	1,001
ONE Gas Inc.	4.658%	2/1/44	650	680
Piedmont Natural Gas Co. Inc.	4.100%	9/18/34	450	452
Piedmont Natural Gas Co. Inc.	4.650%	8/1/43	325	355
Southern California Gas Co.	5.750%	11/15/35	400	480
Southern California Gas Co.	5.125%	11/15/40	625	702
Southern California Gas Co.	3.750%	9/15/42	525	487
Southern California Gas Co.	4.450%	3/15/44	305	316
Southwest Gas Corp.	4.875%	10/1/43	300	311
Other Utility (0.2%)
American Water Capital Corp.	6.593%	10/15/37	755	973
American Water Capital Corp.	4.300%	12/1/42	475	469
American Water Capital Corp.	4.300%	9/1/45	200	196
United Utilities plc	6.875%	8/15/28	445	528

85

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Veolia Environnement SA	6.750%	6/1/38	500	607
				169,857
Total Corporate Bonds (Cost $1,380,628)				1,307,034
Taxable Municipal Bonds (0.2%)
George Washington University District of Columbia GO	4.300%	9/15/44	425	404
New York University Hospitals Center GO	4.428%	7/1/42	350	339
New York University Hospitals Center Revenue	5.750%	7/1/43	350	406
President & Fellows of Harvard College Massachusetts
GO	6.300%	10/1/37	65	67
President & Fellows of Harvard College Massachusetts
GO	4.875%	10/15/40	275	319
Princeton University New Jersey GO	5.700%	3/1/39	610	775
Tufts University Massachusetts GO	5.017%	4/15/12	325	335
University of Southern California GO	5.250%	10/1/11	415	498
Total Taxable Municipal Bonds (Cost $3,183)				3,143

			Shares
Temporary Cash Investment (0.3%)
Money Market Fund (0.3%)
3 Vanguard Market Liquidity Fund (Cost $3,805)	0.168%		3,804,996	3,805
Total Investments (98.6%) (Cost $1,389,706)				1,316,059
Other Assets and Liabilities—Net (1.4%)				18,495
Net Assets (100%)				1,334,554

1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2015, the aggregate value of these securities was $27,093,000, representing 2.0% of net assets.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond.
REIT—Real Estate Investment Trust.

86

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87

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA16420 102015

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Scottsdale Funds and the Shareholders of Vanguard Intermediate-Term Corporate Bond Index Fund, Vanguard Long-Term Corporate Bond Index Fund and Vanguard Short-Term Corporate Bond Index Fund:

In our opinion, the accompanying statements of net assets – investments summary and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the schedules of investments (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of Vanguard Intermediate-Term Corporate Bond Index Fund, Vanguard Long-Term Corporate Bond Index Fund and Vanguard Short-Term Corporate Bond Index Fund (constituting separate portfolios of Vanguard Scottsdale Funds, hereafter referred to as the “Funds”) at August 31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights, and schedules of investments (hereafter referred to as "financial statements") are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the custodian and brokers, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

October 12, 2015

PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Suite 1700, Philadelphia, PA 19103-7042
T: (267) 330-3000, F: (267) 330-3300, www.pwc.com/us

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics. (b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD SCOTTSDALE FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: October 16, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD SCOTTSDALE FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: October 16, 2015

VANGUARD SCOTTSDALE FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: October 16, 2015

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number 2-17620, Incorporated by Reference.